Filed Pursuant to Rule 485(b)

As filed with the Securities and Exchange Commission on December 18, 2007

Registration No. 33-19229; 811-5430

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 98	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 96	☒

(Check appropriate box or boxes)

SSgA FUNDS

(Exact Name of Registrant as Specified in Charter)

909 A Street

Tacoma, Washington  98402

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  (253) 627-7001

Name and Address of
Agent for Service:	Copies to:
Gregory J. Lyons	Philip H. Newman, Esq.
Secretary	Goodwin Procter LLP
Russell Investment Management Company	Exchange Place
909 A Street	Boston, Massachusetts 02109
Tacoma, Washington 98402

Approximate Date of Proposed Public Offering:  As soon as

practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective under Rule 485:

☒ immediately upon filing pursuant to paragraph (b)

☐ on (                              ) pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)

☐ on (date) pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)

☐ on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following:

☒  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Filed pursuant to Rule 485(b)
File Nos. 33-19229; 811-5430

SSgA FUNDS

State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900
1-800-997-7327
www.ssgafunds.com

MONEY MARKET	US GOVERNMENT	TAX FREE MONEY
	MONEY MARKET	MARKET

YIELD PLUS	BOND MARKET	INTERMEDIATE	HIGH YIELD BOND

DISCIPLINED	SMALL CAP	CORE	TUCKERMAN
EQUITY		OPPORTUNITIES	ACTIVE REIT

AGGRESSIVE	IAM SHARES	CONCENTRATED	LARGE CAP
EQUITY		GROWTH	VALUE
OPPORTUNITIES

ENHANCED	DIRECTIONAL	CORE EDGE EQUITY	S&P 500 INDEX
SMALL CAP	CORE EQUITY

EMERGING MARKETS	INTERNATIONAL	INTERNATIONAL
	STOCK SELECTION	GROWTH
(Closed to new investors)

LIFE SOLUTIONS	LIFE SOLUTIONS	LIFE SOLUTIONS
BALANCED	GROWTH	INCOME AND
GROWTH

As with all mutual funds, the Securities and Exchange Commission (the "SEC") has neither determined that the information in this Prospectus is accurate and complete, nor approved or disapproved of these securities. Any representation to the contrary is a criminal offense.

PROSPECTUS DATED DECEMBER 18, 2007

INVESTMENT STRATEGIES
AND PRINCIPAL RISKS

Through this Prospectus, the SSgA Funds offers shares in the following separate portfolios (referred to individually as a "Fund" or collectively as the "Funds"). The SSgA Aggressive Equity, Bond Market, Core Opportunities, International Stock Selection, Small Cap and Life Solutions Funds offer Class R Shares in a separate Prospectus. The Emerging Markets Fund offers Select Class Shares in a separate Prospectus. Each class of shares represents an interest in the same portfolio of investments, but has different charges and expenses. The Class R and Select Class Shares are offered only through financial intermediaries, and you may call 1-800-997-7327 for more information.

The SSgA Funds are an open-end investment management company, diversified as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), with the exception of the SSgA Tuckerman Active REIT Fund and the SSgA Concentrated Growth Opportunities Fund, which are non-diversified:

•  SSgA Money Market Fund (Money Market Fund)

•  SSgA US Government Money Market Fund (US Government Money Market Fund)

•  SSgA Tax Free Money Market Fund (Tax Free Money Market Fund)

•  SSgA Yield Plus Fund (Yield Plus Fund)

•  SSgA Bond Market Fund (Bond Market Fund)

•  SSgA Intermediate Fund (Intermediate Fund)

•  SSgA High Yield Bond Fund (High Yield Bond Fund)

•  SSgA Disciplined Equity Fund (Disciplined Equity Fund)

•  SSgA Small Cap Fund (Small Cap Fund)

•  SSgA Core Opportunities Fund (Core Opportunities Fund)

•  SSgA Tuckerman Active REIT Fund (Tuckerman Active REIT Fund)

•  SSgA Aggressive Equity Fund (Aggressive Equity Fund)

•  SSgA IAM SHARES Fund (IAM SHARES Fund)

•  SSgA Concentrated Growth Opportunities Fund (Concentrated Growth Opportunities Fund)

•  SSgA Large Cap Value Fund (Large Cap Value Fund)

•  SSgA Enhanced Small Cap Fund (Enhanced Small Cap Fund)

•  SSgA Directional Core Equity Fund (Directional Core Equity Fund)

•  SSgA Core Edge Equity Fund (Core Edge Equity Fund)

•  SSgA S&P 500 Index Fund (S&P 500 Index Fund)

•  SSgA Emerging Markets Fund (Emerging Markets Fund)

•  SSgA International Stock Selection Fund (International Stock Selection Fund)

•  SSgA International Growth Opportunities Fund (International Growth Opportunities Fund)

•  SSgA Life Solutions Balanced Fund (Balanced Fund)

•  SSgA Life Solutions Growth Fund (Growth Fund)

•  SSgA Life Solutions Income and Growth Fund (Income and Growth Fund)

As indicated below, some Funds have a fundamental investment objective which may be changed only with the approval of a majority of the Fund's shareholders as provided by the 1940 Act. Other Funds have a nonfundamental investment objective which may be changed by the Board of Trustees of the SSgA Funds ("Board of Trustees" or "Board") without shareholder approval. SSgA Funds Management, Inc. (the "Advisor"), serves as the Funds' investment advisor. The principal risks associated with investing in each Fund are explained in the Principal Risks section.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

Money Market Fund. The nonfundamental investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar-denominated securities.

The Fund attempts to meet its investment objective by investing in high quality money market instruments, including: (1) US Treasury bills, notes and bonds; (2) obligations issued or guaranteed as to interest and principal by the US Government, its agencies, or instrumentalities and other such obligations that are neither insured nor guaranteed by the US Treasury, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank; (3) instruments of US and foreign banks, including certificates of deposit, banker's acceptances and time deposits; these instruments may include Eurodollar Certificates of Deposit, Eurodollar Time Deposits and Yankee Certificates of Deposit; (4) commercial paper of US and foreign companies; (5) asset-backed securities; (6) corporate obligations of US and foreign companies; (7) variable and floating rate notes; and (8) repurchase agreements.

The Money Market Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this Prospectus: Money market securities; eligible securities; portfolio maturity; variable and floating rate securities; asset-backed securities; commercial paper and other short-term obligations; Section 4(2) commercial paper; US government securities; repurchase agreements; and Eurodollar certificates of deposit, Eurodollar time deposits, and Yankee certificates of deposit.

The Money Market Fund is subject to the following risks, as described under "Principal Risks:" Asset-backed securities, credit/default, dollar-denominated instruments of foreign banks and corporations, US government securities, income, interest rate, liquidity, market, money market, and sector.

US Government Money Market Fund. The fundamental investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations of the US Government or its instrumentalities with remaining maturities of one year or less.

The Fund attempts to meet its investment objective by investing substantially all of its investable assets in obligations issued or guaranteed as to principal and interest by the US government or its agencies or instrumentalities and repurchase agreements secured by such instruments, but in no event less than 80% under normal market conditions. Shareholders will be notified at least 60 days prior to changing the non-fundamental 80% investment policy. The basis for calculating total assets for purposes of the 80% test includes the Fund's net assets plus any borrowings for investment purposes. The 80% investment requirement applies at the time the Fund invests its assets. The Fund may invest in obligations of US agencies or instrumentalities such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank that are neither insured nor guaranteed by the US Treasury. Because the US Government Money Market Fund may be 100% invested in securities of the US government, its agencies or instrumentalities, its return may be less than a Fund which can invest without limitation in all types of securities. The US Government Money Market Fund will invest no more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

The US Government Money Market Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this Prospectus: Eligible securities, portfolio maturity, variable and floating rate securities, US government securities, money market securities and repurchase agreements.

The US Government Money Market Fund is subject to the following risks, as described under "Principal Risks:" Government securities, income, interest rate, liquidity, market, money market and sector.

Tax Free Money Market Fund. The fundamental investment objective is to maximize current income, exempt from federal income taxes, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value.

The Fund has a fundamental policy of investing at least 80% of its net assets in federal tax-exempt, high quality and short-term municipal securities of all types under normal market conditions. These securities are issued by states, municipalities and their political subdivisions and agencies and certain territories and possessions of the United States. Investments may include general obligation bonds and notes, revenue bonds and notes, commercial paper, private placements, tender option bonds, private activity bonds, industrial development bonds and municipal lease contracts. Securities purchased may bear fixed, variable or floating rates of interest or may be zero coupon securities. The Fund may buy or sell securities on a when-issued or forward commitment basis. The basis for calculating total assets for purposes of the 80% test includes the Fund's net assets plus any borrowings for investment purposes.

The Fund may not invest more than 20% of its assets in federally taxable money market instruments including securities issued by or guaranteed as to principal and interest by the US government or its agencies or instrumentalities, certificates of deposit, commercial paper and repurchase agreements. Under normal market conditions, the Fund intends to be 100% invested in instruments exempt from ordinary income tax. The Fund may also invest in the securities of other investment companies with similar investment guidelines.

The Tax Free Money Market Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this Prospectus: Money market securities, eligible securities, portfolio maturity, variable and floating rate securities, municipal securities and tax exempt commercial paper.

The Tax Free Money Market Fund is subject to the following risks, as described under "Principal Risks:" Credit/default, income, interest rate, liquidity, market, money market, municipal obligations, and sector.

Yield Plus Fund. The nonfundamental investment objective is to seek high current income and liquidity by investing primarily in a diversified portfolio of high-quality debt securities and by maintaining a portfolio duration of one year or less.

The Fund attempts to meet its objective by investing primarily in high-quality, dollar-denominated debt instruments, such as mortgage related securities, corporate notes, variable and floating rate notes and asset-backed securities. The Fund may also invest in derivative securities, including interest rate swaps, credit default swaps, total return swaps, interest rate caps, floors and collars, futures, options, and other structured securities. Unlike the price of a money market fund, the price of the Yield Plus Fund will fluctuate because the Fund may invest in securities with higher levels of risk and different maturities. The Fund will actively trade to benefit from short-term yield disparities among different issues of fixed-income securities, or otherwise to increase income.

The Yield Plus Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this Prospectus: Variable and floating rate securities; asset-backed securities; cash sweep; debt securities; investment grade securities; securities lending; mortgage-backed securities; US government securities; futures contracts and options on futures; interest rate swaps, credit default swaps, total return swaps, and interest rate caps, floors and collars; Eurodollar certificates of deposit, Eurodollar time deposits, and Yankee certificates of deposit; Section 4(2) commercial paper, repurchase agreements; portfolio duration; and options on securities and securities indexes.

The Yield Plus Fund is subject to the following risks, as described under "Principal Risks:" Asset-backed securities, call, credit/default, derivatives, dollar-denominated instruments, extension, government securities, income, interest rate, liquidity, management, market, mortgage-backed securities, prepayment and sector.

Bond Market Fund. The nonfundamental investment objective is to maximize total return by investing in fixed-income securities, including, but not limited to, those represented by the Lehman Brothers® Aggregate Bond (LBAB) Index.

Under normal market conditions, the Fund attempts to meet its objective by investing at least 80% of its total assets in debt instruments. Shareholders will be notified at least 60 days prior to changing the nonfundamental 80% investment policy. The basis for calculating total assets for purposes of the 80% test includes the Fund's net assets plus any borrowings for investment purposes. The 80% investment requirement applies at the time the Fund invests its assets. In addition, Fund investments will primarily be in debt instruments rated investment grade or better. Securities may be either fixed, zero coupon, variable or floating rate and may be denominated in US dollars or foreign currencies. The Fund may also invest in derivative securities, including futures and options, interest rate swaps, credit default swaps, index securities referencing a basket of credit default swaps, total return swaps, interest rate caps, floors and collars and other structured securities; mortgage related securities; and repurchase agreements.

The Fund seeks to manage its duration to correspond to the LBAB Index's duration while adding value through issue and sector selection. The Fund will actively trade to benefit from short-term yield disparities among different issues of fixed-income securities, or otherwise to increase total return to the Fund.

The Fund may actively trade portfolio securities and is therefore subject to portfolio turnover and transaction costs. The Fund typically has a portfolio turnover rate in excess of 100%. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. Please see "Principal Risks—Portfolio Turnover Risk."

The Bond Market Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this Prospectus: Asset-backed securities; cash sweep; debt securities; Eurodollar certificates of deposit, Eurodollar time deposits, and Yankee certificates of deposit; futures contracts and options on futures; interest rate swaps, credit default swaps, total return swaps and interest rate caps, floors and collars; mortgage-backed rolls; mortgage-backed securities; options on securities and securities indexes; portfolio duration; portfolio maturity; repurchase agreements; securities lending; Treasury inflation-protected securities; Section 4(2) commercial paper; US government securities; and variable and floating rate securities.

The Bond Market Fund is subject to the following risks, as described under "Principal Risks:" Asset-backed securities, call, credit/default, derivatives, dollar-denominated instruments, extension, government securities, income, interest rate, investment grade securities, liquidity, management, market, mortgage-backed rolls, mortgage-backed securities, portfolio turnover, prepayment, and sector.

Intermediate Fund. The fundamental investment objective is to seek a high level of current income while preserving principal by investing primarily in a diversified portfolio of debt securities with a dollar-weighted average maturity between three and ten years.

In pursuing this goal, the Fund under normal market conditions invests at least 80% of its total assets in debt instruments. Shareholders will be notified at least 60 days prior to changing the non-fundamental 80% investment policy. The basis for calculating total assets for purposes of the 80% test includes the Fund's net assets plus any borrowings for investment purposes. The 80% investment requirement applies at the time the Fund invests its assets. Debt securities may be either fixed, zero coupon, payment in kind, variable or floating rate, and may be denominated in US dollars or foreign currencies. In addition, Fund investments will primarily be in debt instruments rated investment grade or better. The Fund may also invest in derivative securities, including futures and options, interest rate swaps, credit default swaps, index securities referencing a basket of credit default swaps, total return swaps, interest rate caps, floors and collars and other structured securities; mortgage related securities; and repurchase agreements.

The Fund seeks to match or exceed the return of the Lehman Brothers® Intermediate Government/Credit (LBIGC) Index and to manage the Fund's duration to correspond to the LBIGC Index's duration while adding value through issue and sector selection. The Fund will actively trade to benefit from short-term yield disparities among different issues of fixed-income securities, or otherwise to increase total return to the Fund.

The Fund may actively trade portfolio securities and is therefore subject to portfolio turnover and transaction costs. The Fund typically has a portfolio turnover rate in excess of 100%. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. Please see "Principal Risks—Portfolio Turnover Risk."

The Intermediate Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this Prospectus: asset-backed securities; cash sweep; debt securities; Eurodollar certificates of deposit, Eurodollar time deposits, and Yankee certificates of deposit; futures contracts and options on futures; interest rate swaps, credit default swaps, total return swaps, interest rate caps, floors and collars; investment grade securities; mortgage-backed securities; mortgage–backed rolls; options on securities and securities indexes; portfolio duration; portfolio maturity; repurchase agreements; securities lending; Treasury inflation-protected securities; US government securities; Section 4(2) commercial paper; and variable and floating rate securities.

The Intermediate Fund is subject to the following risks, as described under "Principal Risks:" Asset-backed securities, call, credit/default, derivatives, dollar-denominated instruments, extension, government securities, income, interest rate, liquidity, management, market, mortgage-backed rolls, mortgage-backed securities, portfolio turnover, prepayment and sector.

High Yield Bond Fund. The nonfundamental investment objective is to maximize total return by investing primarily in fixed-income securities, including, but not limited to, those represented by the Lehman Brothers® US Corporate High Yield Index.

Under normal market conditions, the Fund attempts to meet its objective by investing at least 80% of its total assets in high yield, high risk (non-investment grade) debt securities. Shareholders will be notified at least 60 days prior to changing the nonfundamental 80% investment policy. The basis for calculating total assets for purposes of the 80% test includes the Fund's net assets plus any borrowings for investment purposes. The 80% investment requirement applies at the time the Fund invests its assets. Debt securities may be publicly issued or privately placed, either fixed, zero coupon, payment in kind, variable or floating rate, US or Foreign (including emerging market debt) and may be denominated in US dollars or foreign currencies. The Fund may also invest in privately issued bank loans, equity securities and equity-based derivatives, including, but not limited to, real estate investment trusts, warrants, preferred stock and common stock. The Fund may also hold equity securities if delivered to the Fund in connection with debt securities held by the Fund. The Fund may also invest in derivative securities, including futures and options, interest rate swaps, credit default swaps, index securities referencing a basket of credit default swaps, total return swaps, interest rate caps, floors and collars and other structured securities; mortgage related securities; convertibles, and repurchase agreements.

The Fund may actively trade portfolio securities and is therefore subject to portfolio turnover and transaction costs. The Fund typically has a portfolio turnover rate in excess of 100%. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. Please see "Principal Risks—Portfolio Turnover Risk."

The Fund seeks to exceed the total return performance of the Lehman Brothers® US Corporate High Yield 2% Issuer Cap Index (the "Index") over full market cycles by utilizing original, intensive fundamental analysis over the full spectrum of high yield investment opportunities where research offers the most value. The Fund is constructed from the bottom-up, with top-down risk analytics to ensure issuer/industry diversification. Security selection focuses on strength of management, positive industry fundamentals, improving financials and attractive security terms. Typical issuer positions are not more than 2% in any one issuer and not more than 25% allowed in any one industry. The duration of the Fund is monitored against the Index.

The High Yield Bond Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this Prospectus: asset-backed securities; cash sweep; commercial paper and other short-term obligations; debt securities; section 4(2) commercial paper; depositary shares; Eurodollar certificates of deposit, Eurodollar time deposits, and Yankee certificates of deposit; futures contracts and options on futures; interest rate swaps, credit default swaps, total return swaps, and interest rate caps, floors and collars; mortgage-backed rolls; mortgage-backed securities; non-investment grade fixed income securities; options on securities and securities indexes; portfolio duration; preferred stocks; real estate investment trusts; privately issued bank debt; portfolio maturity; repurchase agreements; securities lending; variable and floating rate securities; and warrants.

The High Yield Bond Fund is subject to the following risks, as described under "Principal Risks:" Asset-backed securities, call, credit/default, derivatives, dollar-denominated instruments, extension, government securities, income, interest rate, liquidity, management, market, mortgage-backed rolls, mortgage-backed securities, non-investment grade securities, portfolio turnover, prepayment and sector.

Disciplined Equity Fund. The fundamental investment objective is to provide total returns that exceed over time the S&P 500® Index through investment in equity securities.

Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities. Shareholders will be notified at least 60 days prior to changing the nonfundamental 80% investment policy. The basis for calculating total assets for purposes of the 80% test includes the Fund's net assets plus any borrowings for investment purposes. The 80% investment requirement applies at the time the Fund invests its assets. Equity securities will be selected for the Fund on the basis of a proprietary, systematic investment process. The Fund management team employs an equity strategy using bottom-up, quantitative stock selection from among the securities included in, but not limited to, the S&P 500 Index based upon a multi-factor forecasting model, coupled with risk-controlled, benchmark oriented portfolio construction. This structured and disciplined approach seeks to provide long-term total returns in excess of the S&P 500 Index over time.

The equity strategy used by the Fund is designed to provide a bridge between low risk/low value-added (or zero tracking error) passive investments, and high risk/high value-added (high tracking error) active management alternatives. This strategy attempts to create a portfolio with similar characteristics to the benchmark with the potential to provide excess returns by allowing the Fund to hold most, but not all, of the securities in the benchmark. The Fund seeks to maintain similar sector and industry weightings as the benchmark, thus managing the risk associated with more actively managed portfolios.

The Disciplined Equity Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this Prospectus: Cash sweep, depositary receipts, equity securities, equity swaps, futures contracts and option on futures, IPO holding, options on securities and securities indexes, repurchase agreements, and securities lending.

The Disciplined Equity Fund is subject to the following risks, as described under "Principal Risks:" Derivatives, equity securities, IPO holding, large capitalization securities, liquidity, management, market, quantitative strategy, sector, and small capitalization securities.

Small Cap Fund. The nonfundamental investment objective is to maximize the total return through investment in equity securities. Under normal market conditions, at least 80% of total assets will be invested in small capitalization equity securities.

Small capitalization securities are securities of companies with a market capitalization less than or equal to the largest capitalization stock in the Russell 2000® Index. Shareholders will be notified at least 60 days prior to changing the nonfundamental 80% investment policy. The basis for calculating total assets for purposes of the 80% test includes the Fund's net assets plus any borrowings for investment purposes. The 80% investment requirement applies at the time the Fund invests its assets. The Fund will invest primarily in a portfolio of smaller domestic companies. Smaller companies will include those companies with a market capitalization generally ranging in value as of August 31, 2007 from approximately $100 million to $4 billion. The market capitalization range of small cap securities in the index will fluctuate with the market. Sector and industry weights are maintained at a similar level to that of the Russell 2000 Index to avoid unintended exposure to factors such as the direction of the economy, interest rates, energy prices and inflation. The Fund may also use futures, options and other derivative instruments, and may participate in initial public offerings with the intention of immediately selling the shares in the after-market.

Equity securities will be selected for the Fund on the basis of proprietary analytical models. The Fund management team uses a quantitative approach to investment management, designed to uncover equity securities which are undervalued, with superior growth potential. This quantitative investment management approach involves a modeling process to evaluate vast amounts of financial data and corporate earnings forecasts.

The Fund may actively trade portfolio securities and is therefore subject to portfolio turnover and transaction costs. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. Please see "Principal Risks—Portfolio Turnover Risk."

The Small Cap Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this Prospectus: Cash sweep, equity securities, futures contracts and options on futures, equity swaps, initial public offerings (IPO holding and IPO trading), depositary receipts; repurchase agreements, options on securities and securities indexes, US government securities, real estate investment trusts, real estate-related industries, repurchase agreements, and securities lending.

The Small Cap Fund is subject to the following risks, as described under "Principal Risks:" Analytical models, derivatives, equity securities, IPO holding, IPO trading, liquidity, management, market, portfolio turnover, quantitative strategy, real estate securities, sector and small capitalization securities.

Core Opportunities Fund. The fundamental investment objective is to achieve long-term capital growth, current income and growth of income primarily through investments in equity securities.

The Fund will invest primarily in large and medium capitalization equity securities. The investment team seeks to find companies with above-average earnings growth and profitability, exhibiting sustainable competitive advantages. The Fund is focused, holding typically less than 75 individual stocks. The investment process starts with identifying a universe of success-biased companies diversified across each of the economic sectors. Global industry analysts identify well managed companies with the best long-term growth prospects, concentrating on competitive advantages and growth drivers. The Fund is diversified across economic sectors, and overweight to sectors which, in the team's view, stand to benefit from the economic climate. Fund holdings are driven by the analysts' best ideas, yet balanced to ensure broad diversification by individual stock and sector.

The Core Opportunities Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this Prospectus: Cash sweep, depositary receipts, equity securities, futures contracts and option on futures, US government securities, IPO holding, options on securities and securities indexes, repurchase agreements, and securities lending.

The Core Opportunities Fund is subject to the following risks, as described under "Principal Risks:" Derivatives, equity securities, fundamental strategy, government securities, IPO holding, large capitalization securities, management, market, medium capitalization securities, and sector.

Tuckerman Active REIT Fund. The nonfundamental investment objective is to provide income and capital growth by investing primarily in publicly traded securities of real estate companies.

Under normal market conditions, the Fund will invest at least 80% of its assets in REIT securities. Shareholders will be notified at least 60 days prior to changing the nonfundamental 80% investment policy. The basis for calculating total assets for purposes of the 80% test includes the Fund's net assets plus any borrowings for investment purposes. The 80% investment requirement applies at the time the Fund invests its assets. The Tuckerman Active REIT Fund is a non-diversified investment company, as defined by the 1940 Act. The top five holdings in the portfolio may comprise up to 40% of the Fund's total assets. To the extent the Fund chooses to give greater weight to securities of any single issuer, developments affecting that issuer are likely to have a greater impact on the Fund's share price. Similarly, to the extent the Fund chooses to invest in fewer issuers, the Fund's ability to achieve its investment objective will depend on investment performance of a relatively smaller group of issuers. The Fund will attempt to meet its objective through the active selection of Real Estate Investment Trust (REIT) securities, primarily from those securities in the Dow Jones Wilshire REIT® Index and across different types and regions based on the fundamental research of the Advisor. A REIT is a trust or similar entity that primarily invests in or operates real estate or companies involved in the real estate industry. REITs may not have diversified holdings. The Fund may invest up to 20% of its assets in non-REIT real estate securities, and equity and fixed-income securities of non-real estate companies.

The Tuckerman Active REIT Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this Prospectus: Cash sweep, futures contracts and options on futures, IPO holding, real estate investment trusts, real estate-related industries, and securities lending.

The Tuckerman Active REIT Fund is subject to the following risks, as described under "Principal Risks:" Credit/default, derivatives, fundamental strategy, income, IPO holding, large capitalization securities, liquidity, management, market, non-diversification, real estate securities, sector and small capitalization securities.

Aggressive Equity Fund. The nonfundamental investment objective is to maximize total return through investing in US equity securities that are undervalued relative to their growth potential as measured by the Advisor's proprietary models.

Under normal market conditions, the Fund will invest at least 80% of its total assets in equity securities. Shareholders will be notified at least 60 days prior to changing the nonfundamental 80% investment policy. The basis for calculating total assets for purposes of the 80% test includes the Fund's net assets plus any borrowings for investment purposes. The 80% investment requirement applies at the time the Fund invests its assets. The investable universe is constructed using the Russell 3000® Index, which is a combination of the larger-capitalization Russell 1000® Index and the smaller-capitalization Russell 2000® Index. Securities in the Russell 3000 Index include those companies with a market capitalization range as of August 31, 2007 of approximately $27 million to $482 billion. The market capitalization range of securities in the index will fluctuate with the market. Equity securities will be selected for the Fund on the basis of proprietary analytical models. The Fund management team uses a quantitative approach to investment management designed to uncover equity securities which are undervalued, with superior growth potential. This quantitative investment management approach involves a modeling process to evaluate vast amounts of financial data and corporate earnings forecasts. The Fund may participate in initial public offerings with the intention of immediately selling the shares in the after-market.

The Fund may actively trade portfolio securities and is therefore subject to portfolio turnover and transaction costs. The Fund typically has a portfolio turnover rate in excess of 100%. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. Please see "Principal Risks—Portfolio Turnover Risk."

The Aggressive Equity Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this Prospectus: Cash sweep, depositary receipts, equity securities, futures contracts and options on futures, IPO trading, options on securities and securities indexes, real estate investment trusts, real estate-related industries, repurchase agreements, and securities lending.

The Aggressive Equity Fund is subject to the following risks, as described under "Principal Risks:" Analytical models, derivatives, equity securities, IPO holding, IPO trading, large capitalization securities, liquidity, management, market, portfolio turnover, quantitative strategy, real estate securities, sector, and small capitalization securities.

IAM SHARES Fund. The nonfundamental investment objective is to maximize total return primarily through investments in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions or have not been identified as having non-union sentiment (IAM Companies).

The purpose of the IAM SHARES Fund is to provide a vehicle where the majority of the net assets are invested in securities of IAM Companies. IAM Companies are defined as companies that either (1) have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions (Category I Shares) or (2) are listed in the S&P 500® Index, and have not been identified by the International Association of Machinists and Aerospace Workers or affiliated labor unions as having non-union sentiment (Category II Shares). Under normal market conditions, the Fund will invest at least 80% of its total assets in equity securities of IAM Companies. Shareholders will be notified at least 60 days prior to changing the nonfundamental 80% policy. The 80% investment requirement applies at the time the Fund invests its assets. As of August 31, 2007, there was a universe of 299 publicly traded IAM Companies as provided by the IAM. Based on the current model environment, 177 of the 299 IAM-represented companies comprised the August 31, 2007 investments in the Fund. The weighted average capitalization of the Fund was $106.76 billion. Investments that are not selected in the current model environment are still included in the investable universe and may be selected for future investment. The Fund may participate in initial public offerings of IAM Companies.

The Fund's investment strategy is driven by an investment process that manages portfolio exposure to fundamental attributes in a multifactor risk model environment. These attributes include industry allocations as well as factors such as size, style, growth expectations and valuation ratios. This model attempts to create a portfolio with the best expected return per unit of risk.

IAM Companies are diverse both geographically and by industry. The portfolio management team will rebalance the Fund periodically in order to maintain its relative exposure to IAM Companies, as well as to account for any changes to the universe of IAM Companies. While the Fund seeks a high correlation with the S&P 500 Index returns, the Fund will not fully replicate the S&P 500 Index, therefore, the Fund's returns will likely vary from the Index's returns.

The Fund may invest up to 20% of its assets in securities in non-IAM Companies that have not been deemed to have non-union sentiment by the International Association of Machinists and Aerospace Workers Union.

Proxies for the Fund's underlying securities are voted in accordance with AFL/CIO guidelines.

In addition to the equity securities of IAM Companies described above, the IAM SHARES Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this Prospectus: Equity securities, futures contracts and options on futures, depositary receipts, IPO holding, repurchase agreements, US government securities, real estate investment trusts, real estate related industries, and securities lending.

The IAM SHARES Fund is subject to the following risks, as described under "Principal Risks:" Derivatives, equity securities, IPO holding, large capitalization securities, management, market, quantitative strategy, real estate securities, sector and small capitalization securities.

Concentrated Growth Opportunities Fund. The nonfundamental investment objective is to seek long-term capital appreciation by investing in equity securities.

The Concentrated Growth Opportunities Fund is a non-diversified investment company, as defined by the 1940 Act. The Fund's non-fundamental investment objective is to seek long-term capital appreciation by investing in equity securities. As a non-diversified investment company, the Fund may hold large positions in the securities of a few issuers, or a single issuer. To the extent the Fund chooses to give greater weight to securities of any single issuer developments affecting that issuer are likely to have a greater impact on the Fund's share price. Under normal market conditions, the Fund invests at least 80% of total assets in securities, such as common stocks, issued by companies with large market capitalizations. Shareholders will be notified at least 60 days prior to changing the nonfundamental 80% investment policy. The basis for calculating total assets for purposes of the 80% test includes the Fund's net assets plus any borrowings for investment purposes. The 80% investment requirement applies at the time the Fund invests its assets. The large market capitalization companies include, but are not limited to, companies represented by the Russell 1000® Index. As of August 31, 2007, the average market capitalization was approximately $91 billion, and the median market capitalization was approximately $5 billion. The smallest company in the index had an approximate market capitalization of $1 billion. The market capitalization range of securities in the index will fluctuate with the market. The Fund will measure its performance against the Russell 1000® Growth Index.

The investment team seeks to find companies with above-average earnings growth and profitability, exhibiting sustainable competitive advantages. The investment process starts with identifying a universe of success-biased companies diversified across each of the economic sectors. Global industry analysts identify well managed companies with the best long-term growth prospects, concentrating on competitive advantages and growth drivers. All research is conducted on an industry-relative basis, as the success factors for companies vary according to the specific dynamics of the industry. The companies in the Fund generally exhibit stronger potential for earnings growth than their industry peers, as well as a plan to continue the growth trajectory into the future. The Fund has broad exposure across economic sectors, but overweights the sectors which, in the team's view, stand to benefit from the economic climate. Fund holdings are driven by the analysts' best ideas. Under normal circumstances, the Fund expects to hold between 20 and 40 securities.

The Concentrated Growth Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this Prospectus: Cash sweep, depositary receipts, equity securities, futures contracts and options on futures, initial public offerings (IPO holding and IPO trading), options on securities and securities indexes, preferred stock, repurchase agreements, and securities lending.

In addition to the risks associated with non-diversification as described above, the Concentrated Growth Opportunities Fund is subject to the following risks, as described under "Principal Risks:" Derivatives, equity securities, foreign securities, fundamental strategy, growth stocks, IPO holding, IPO trading, large capitalization securities, management, market, non-diversification and sector.

Large Cap Value Fund. The nonfundamental investment objective is to seek long-term capital appreciation by investing primarily in equity securities that are believed to be undervalued and that offer above-average potential for capital appreciation.

Under normal market conditions, the Fund invests at least 80% of total assets in equity securities, such as common stocks, issued by companies with large market capitalizations. Shareholders will be notified at least 60 days prior to changing the nonfundamental 80% investment policy. The 80% investment requirement applies at the time the Fund invests its assets. The basis for calculating total assets for purposes of the 80% test includes the Fund's net assets plus any borrowings for investment purposes. The 80% investment requirement applies at the time the Fund invests its assets. These large market capitalization companies include, but are not limited to, companies represented by the Russell 1000® Index. As of August 31, 2007, the average market capitalization was approximately $91 billion, the median market capitalization was approximately $5 billion. The smallest company in the index had an approximate market capitalization of $1 billion. The market capitalization range of securities in the index will fluctuate with the market. The Fund will measure its performance against the Russell 1000® Value Index. Equity securities will be selected for the Fund on the basis of proprietary analytical models. The Fund management team uses a quantitative approach to investment management, designed to uncover equity securities that are undervalued relative to their peers. The Advisor applies this process in an objective, risk-controlled manner with a long-term investment perspective. This quantitative investment management approach involves a modeling process to evaluate vast amounts of financial data and corporate earnings forecasts. The Advisor may use various techniques, including buying and selling derivative instruments such as futures contracts or exchange traded funds to increase or decrease the Fund's exposure to changing market conditions that affect security values. The Fund may participate in initial public offerings and may also invest in securities of foreign issuers.

The Fund may actively trade portfolio securities and is therefore subject to portfolio turnover and transaction costs. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. Please see "Principal Risks—Portfolio Turnover Risk."

The Large Cap Value Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this Prospectus: Cash sweep, depositary receipts, equity securities, equity swaps, futures contracts and options on futures, initial public offerings (IPO holding and IPO trading), options on securities and securities indexes, preferred stock, real estate investment trusts, real estate-related industries, repurchase agreements, and securities lending.

The Large Cap Value Fund is subject to the following risks, as described under "Principal Risks:" Analytical models, derivatives, equity securities, foreign securities, IPO holding, IPO trading, large capitalization securities, management, market, portfolio turnover, quantitative strategy, and value stocks.

Enhanced Small Cap Fund. The nonfundamental investment objective is to maximize total return through investment primarily in small capitalization equity securities.

Under normal market conditions, at least 80% of total assets will be invested in small capitalization equity securities, such as common stocks, issued by companies with a market capitalization less than or equal to the largest capitalization stock in the Russell 2000® Index. Shareholders will be notified at least 60 days prior to changing the nonfundamental 80% investment policy. The basis for calculating total assets for purposes of the 80% test includes the Fund's net assets plus any borrowings for investment purposes. The 80% investment requirement applies at the time the Fund invests its assets. The small market capitalization companies include, but are not limited to, companies which have a total market capitalization range as of August 31, 2007 of approximately $25 million to $5 billion. The market capitalization range of small cap securities in the index will fluctuate with the market. The Fund will measure its performance against the Russell 2000 Index. The Fund's investment strategy is designed to provide a bridge between passive investments, which replicate the investment performance of a benchmark index by investing in securities in the same proportion as the securities that are held in the index, and actively managed investments, where research and analytical modeling are used by the manager to selectively choose securities for investment. A passively managed Fund is typically low in investment risk relative to the benchmark with returns that seek to match the benchmark. An actively managed fund tends to take more benchmark risk but has the potential for higher returns. The Enhanced Small Cap Fund's investment strategy attempts to create a portfolio with similar characteristics to the benchmark with potential to provide excess returns by allowing the Fund to hold a portion, but not all of the securities in the Russell 2000 Index. The approach uses a quantitative multi-factor proprietary model designed by the Advisor, which combines elements of a fundamental investment strategy, to take active positions around the Russell 2000 Index within a carefully constructed framework that is designed to control risk. The Fund seeks to maintain similar sector and industry weightings as the Russell 2000 Index. The Fund may participate in initial public offerings.

The Enhanced Small Cap Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Fund's Investment Policies and Risks" in this Prospectus: Equity securities (including common stocks and warrants, futures contracts and options on futures (to the extent necessary to equitize any daily cash flows)), initial public offerings and real estate investment trusts.

The Enhanced Small Cap Fund is subject to the following risks, as described under "Principal Risks:" Analytical models, derivatives, equity securities, IPO holding, liquidity, management, market, quantitative strategy, and small capitalization securities.

Directional Core Equity Fund. The nonfundamental investment objective is to seek to achieve long term capital appreciation throughout the course of an economic cycle by investing primarily in large and medium capitalization equity securities whose underlying valuation or business fundamentals indicate prospects for growth, while selling short the equity securities of companies that have deteriorating business fundamentals and/or valuations.

Under normal market conditions, the Fund plans to invest at least 80% of its net assets (plus any borrowings for investment purposes ) in equity securities, such as common stocks. The 80% investment requirement applies at the time the Fund invests its assets. Shareholders will be notified at least 60 days prior to changing the 80% investment policy.

To achieve long term capital appreciation, the Fund will invest primarily in equity securities of large and medium sized companies that have reasonable prospects for long-term growth and sell short the equity securities of those companies that have deteriorating business fundamentals and/or valuations. In a short sale, the Fund sells a security that it does not own, typically a security borrowed from a broker, with the intention of replacing the borrowed security at a future time. The Fund will engage in short sales only where the Advisor believes that the value of the security will decline between the date of the sale and the date the Fund is required to return the borrowed security. The Fund anticipates, but cannot guarantee, that long positions (securities the Fund owns securities outright) will equal approximately 95% of the Fund's net asset value at any given time (with 5% in cash reserves). The Fund anticipates, but cannot guarantee, that the replacement cost of all securities sold short by the Fund (the Fund's "short position") will equal approximately 30% of the Fund's net asset value at any time. The Fund anticipates, but cannot guarantee, that the proceeds of its short sales and cash reserves on hand will generally cover the Fund's liability from short sales. In the event the Fund's short position increases substantially from its intended proportion of the Fund's net assets, the Fund will attempt to use available cash and proceeds from the liquidation of long positions to replace enough of the securities sold short (which replacement is referred to as "closing out" the short position) to bring the long and short positions back toward the intended proportions. If the Fund's long position should increase substantially, the Fund will sell additional securities short for the same purpose of restoring the intended proportions. The Fund anticipates, but cannot guarantee, that its combination of long and short positions will produce long term capital appreciation with down side protection.

While market capitalizations change over time and there is not one universally accepted definition of the lines between small, medium and large capitalization companies, the Fund generally defines large capitalization companies as those companies whose market capitalization is over $6 billion at the time of investment; medium capitalization companies as those companies whose market capitalizations range from $0.5 billion to $6 billion at the time of investment; and small capitalization companies as those companies whose market capitalizations are below $0.5 billion at the time of investment. Large capitalization companies include, but are not limited to, companies represented in the Russell 1000® Index. Medium capitalization companies include, but are not limited to, companies represented in the Russell Midcap® Index. The Fund may also invest in dollar-denominated securities, US government securities, real estate securities (e.g., securities issued by companies engaged in the business of managing or developing real estate, such as REITs), illiquid securities and may use futures, options and other derivative instruments.

The Fund hopes to lessen downside volatility by selling stocks short to protect its unrealized gains in certain securities and by utilizing short sales to produce capital gains. The Fund's portfolio may be more volatile than that of a typical diversified equity portfolio. This volatility may result from risks inherent to short selling, including the risk that the

Advisor could be incorrect in its determinations of equity security valuations and/or the directional movement of stock market averages. The Fund will sell short stocks with, deteriorating business fundamentals and/or valuations. The percentage of the Fund's portfolio that is short will depend on the Advisor's outlook for the stock market and the number of compelling opportunities that exist to sell short stocks. Please see "Additional Information about the Fund's Investment Policies and Risks" for a discussion of "Short Sales."

Long positions of securities will be selected for the Fund on the basis of a combination of proprietary analytical models and the Advisor's research driven analytical team. The Fund's management team may use a quantitative approach to investment management, designed to uncover equity securities which are undervalued, with superior growth potential. The Fund's management team applies this process in an objective manner with a long-term investment perspective. This quantitative investment management approach involves a modeling process to evaluate vast amounts of financial data and corporate earnings forecasts. Based on these models and analytics, the Advisor will choose long positions for the Fund in industries that it believes present attractive long-term investment opportunities.

As discussed above, the Fund may sell stocks short to protect its unrealized gains in certain securities and utilize short sales to produce capital gains. Accordingly, the Fund will engage in short term trading which may, at times, be substantial. This investment policy involves substantial risk and may be considered speculative.

The Fund may actively trade portfolio securities and is therefore subject to portfolio turnover and transaction costs. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. Please see "Principal Risks—Portfolio Turnover Risk."

The Directional Core Equity Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this Prospectus: Short sales, equity securities, futures contracts and options on futures, options on securities and securities indexes, preferred stocks, real estate investment trusts, real-estate related industries, US government securities and cash sweep.

The Directional Core Equity Fund is subject to the following risks, as described under "Principal Risks:" Analytical models, equity securities, government securities, growth stocks, large capitalization securities, liquidity, management, market, medium capitalization securities, portfolio turnover, quantitative strategy, real estate securities, short sale, small capitalization securities, value stocks, derivatives and dollar-denominated instruments.

Core Edge Equity Fund. The nonfundamental investment objective is to seek to achieve long term capital appreciation over the course of an economic cycle by investing its assets (including the proceeds from securities sold short) primarily in large and medium capitalization equity securities whose underlying valuation or business fundamentals indicate prospects for growth, while selling short the equity securities of companies that have deteriorating business fundamentals and/or valuations.

Under normal market conditions, the Fund plans to invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, such as common stocks. The 80% investment requirement applies at the time the Fund invests its assets. Shareholders will be notified at least 60 days prior to changing the 80% investment policy. The Fund seeks to achieve its investment objective through a combination of long investments in certain equity securities and short sales of other equity securities. Typically, the Fund will invest its assets, including the proceeds received from short sales of securities (as discussed below), primarily in large and medium capitalization equity securities whose underlying valuation or business fundamentals indicate prospects for growth. The Fund anticipates that equity securities that the Fund owns (including any securities representing collateral for securities sold short, together the "long position") may equal up to 130% of the Fund's net asset value at any given time, although the Fund generally plans to hold up to 5% of its assets in cash or other liquid securities.

The Advisor's research driven management team selects long positions for the Fund on the basis of a combination of proprietary analytical models. The Advisor's management team uses a quantitative approach to investment selection, designed to uncover undervalued equity securities with growth potential.

In addition, the Fund plans to sell short the equity securities of companies that have deteriorating business fundamentals and/or valuations. In a short sale, the Fund sells a security that it does not own, typically a security borrowed from a broker, with the intention of replacing the borrowed security at a future time. The Fund will engage in short sales where the Advisor believes that the relative value of the security will decline between the date of the sale and the date the Fund is required to return the borrowed security. The Fund anticipates that the replacement cost of all securities sold short by the Fund (the Fund's "short position," which is a liability) may equal up to 30% of the Fund's net asset value at any given time. The actual magnitude of the Fund's short positions will depend, in part, on the Advisor's outlook for the stock market and the number of compelling opportunities that exist to sell equity securities short.

In the event that the anticipated balance between long and short positions deviates due to market fluctuations in equity security valuations, the Advisor may rebalance the long and short positions. In the event the Fund's short position increases substantially from its intended proportion of the Fund's net assets, the Fund may use available cash and proceeds from the liquidation of long positions to replace enough of the securities sold short (which replacement is referred to as "closing out" the short position) to rebalance the long and short positions. If the Fund's long position should increase substantially, the Fund may sell additional securities to restore the intended proportions.

As discussed above, the Fund will sell stocks short and utilize short sales in an attempt to produce capital gains. Accordingly, the Fund may engage in short term trading which may, at times, be substantial. This investment policy involves substantial risk and may be considered speculative.

Market capitalizations change over time and there is not one universally accepted definition of the line between medium and large capitalization companies. The Fund generally defines large and medium capitalization companies as those companies whose market capitalization at the time of investment is over $6 billion and from $0.5 billion to $6 billion, respectively.

The Fund may actively trade portfolio securities and is therefore subject to portfolio turnover and transaction costs. The Fund may have a portfolio turnover rate in excess of 100%. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. Please see "Principal Risks—Portfolio Turnover Risk."

The Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Fund's Investment Policies and Risks" in this Prospectus: Short sales, dollar-denominated securities, equity securities, futures contracts and options on futures, options on securities and securities indexes, illiquid securities, real estate investment trusts, real-estate related industries, real estate securities (e.g., securities issued by companies engaged in the business of managing or developing real estate, such as REITs), US government securities, cash sweep and S&P 500® Index.

The Fund is subject to the following risks, as described under "Principal Risks:" Analytical models, derivatives, dollar-denominated instruments, equity securities, foreign securities, growth stocks, large capitalization securities, liquidity, management, market, medium capitalization securities, portfolio turnover, quantitative strategy, real estate securities, short sale, value stocks, and volatility.

S&P 500 Index Fund. The fundamental investment objective is to seek to replicate the total return of the S&P 500® Index. The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in a corresponding portfolio of the State Street Equity 500 Index Portfolio (the "S&P Master Fund") that has the same investment objective as and investment policies that are substantially similar to those of the Fund. Under normal market conditions, at least 80% of its total assets will be invested (either on its own or as part of a master/feeder structure) in stocks in the S&P 500® Index in proportion to their weighting in the S&P 500 Index. Shareholders will be notified at least 60 days prior to changing the non-fundamental 80% investment policy. The basis for calculating total assets for purposes of the 80% test includes the Fund's net assets plus any borrowings for investment purposes. The 80% investment requirement applies at the time the Fund invests its assets. The Fund may also invest in futures and options.

The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund utilizes a "passive" investment approach, attempting to replicate the investment performance of its benchmark index through automated statistical analytic procedures.

The S&P 500 Index is designed to capture the price performance of a large cross-section of the US publicly traded stock market. To the extent that all 500 stocks cannot be purchased, the Fund will purchase a representative sample of the stocks listed in the S&P 500 Index in proportion to their weightings. For additional information, please see "Management of a Feeder Portfolio."

The S&P 500 Index Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this Prospectus: management of a feeder portfolio, S&P 500 Index, equity securities, futures contracts and options on futures, depositary receipts, and US government securities.

The S&P 500 Index Fund is subject to the following risks, as described under "Principal Risks:" Derivatives, equity securities, large capitalization securities, management, market, master/feeder structure, passive strategy, and sector.

Emerging Markets Fund. The fundamental investment objective is to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities issued by companies domiciled, or doing a substantial portion of their business, in countries determined by the Fund's management team to have a developing or emerging economy or securities market. Shareholders will be notified at least 60 days prior to changing the nonfundamental 80% investment policy. The basis for calculating total assets for purposes of the 80% test includes the Fund's net assets plus any borrowings for investment purposes. The 80% investment requirement applies at the time the Fund invests its assets. The Fund will diversify investments across many countries (typically at least 10) in order to reduce the volatility associated with specific markets. The number of countries in which the Fund invests will vary and may increase over time as the stock markets in other countries evolve. Typically 80% of the Fund's assets will be invested in equity securities, equity swaps, structured equity notes, equity linked notes and depositary receipts concentrated in emerging market countries. In determining securities in which to invest, the Fund's management team will evaluate the countries' economic and political climates with prospects for sustained macro and micro economic growth. The Fund's management team will take into account traditional securities valuation methods, including (but not limited to) an analysis of price in relation to assets, earnings, cash flows, projected earnings growth, inflation, and interest rates. Liquidity and transaction costs will also be considered.

The Fund may invest in common and preferred equity securities, publicly traded in the United States or in foreign countries in developed or emerging markets, including initial public offerings. As collateral for derivative securities, the Fund may also invest in fixed income securities rated investment grade or better issued by US companies. The Fund's equity securities may be denominated in foreign currencies and may be held outside the United States. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the Fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles. These securities could be more expensive because of additional management fees charged by the underlying pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.

Through the use of proprietary evaluation models, the Fund invests primarily in countries comprising the International Finance Corporation Investable (S&P/IFCI) Index and/or Morgan Stanley Capital International® Emerging Market Index (MSCI EM). As the S&P/IFCI and MSCI EM introduce new emerging market countries, the Fund will include those countries among the countries in which it may invest.

The Emerging Markets Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this Prospectus: Cash sweep, emerging markets, equity securities, foreign government securities, foreign issuers, equity swaps, depositary receipts, futures contract and options on futures, investment grade securities, non-investment grade fixed-income securities, initial public offerings (IPO holding and IPO trading), options on securities and securities indexes, securities lending, and repurchase agreements.

The Emerging Markets Fund is subject to the following risks, as described under "Principal Risks:" Credit/default, derivatives, emerging market, equity securities, foreign currency, foreign securities, IPO holding, IPO trading, large capitalization securities, liquidity, management, market, non-investment grade securities, quantitative strategy, sector and small capitalization securities.

International Stock Selection Fund. The nonfundamental investment objective is to provide long-term capital growth by investing primarily in securities of foreign issuers.

Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities. Shareholders will be notified at least 60 days prior to changing the nonfundamental 80% investment policy. The basis for calculating total assets for purposes of the 80% test includes the Fund's net assets plus any borrowings for investment purposes. The 80% investment requirement applies at the time the Fund invests its assets. The Fund will attempt to meet its objective through the active selection of equity securities. The Fund management team will concentrate investments in holdings that are composed of, but not limited to, countries included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index. Through the use of a proprietary model, a quantitative selection process is used to select the best securities within each underlying industry in the MSCI® EAFE® Index.

The management team utilizes a proprietary bottom-up stock selection process that is based on a quantitative multi-factor model used to select the best securities within each underlying industry in the MSCI EAFE Index. Portfolio construction focuses on strong risk controls relative to the benchmark, specifically controls for country and size exposures.

The International Stock Selection Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this Prospectus: Cash sweep, equity securities, foreign issuers, equity swaps, depositary receipts, futures contracts and options on futures, IPO holding, options on securities and securities indexes, and securities lending.

The International Stock Selection Fund is subject to the following risks, as described under "Principal Risks:" Derivatives, equity securities, foreign currency, foreign securities, growth stocks, IPO holding, large capitalization securities, liquidity, management, market, quantitative strategy, small capitalization securities, and value stocks.

International Growth Opportunities Fund. The nonfundamental investment objective is to provide long-term capital growth by investing primarily in securities of foreign issuers.

The Fund will attempt to meet its objective through the active selection of equity securities based on the fundamental analysis of companies and investment themes. The Fund management team's investment approach is defined predominantly by a bottom-up stock selection process, informed by a top-down macroeconomic outlook. Investments will be made in, but not limited to, countries and securities included in the MSCI EAFE Index.

The International Growth Opportunities Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see

"Additional Information about the Funds' Investment Policies and Risks" in this Prospectus: Cash sweep, emerging markets, equity securities, foreign government securities, foreign issuers, equity swaps, depositary receipts, futures contract and options on futures, non-investment grade fixed income securities, initial public offerings (IPO holding), options on securities and securities indexes, repurchase agreements, and securities lending.

The International Growth Opportunities Fund is subject to the following risks, as described under "Principal Risks:" Derivatives, emerging market, equity securities, foreign currency, foreign securities, fundamental strategy, IPO holding, large capitalization securities, liquidity, management, market, non-investment grade securities and small capitalization securities.

Life Solutions Funds. The Life Solutions Funds attempt to meet their objectives by investing substantially all of their investable assets in shares of various combinations of the SSgA Funds' portfolios and exchange traded funds that are advised or sponsored by the Advisor or its affiliates (the "Underlying Funds"). This arrangement is referred to as a "fund of funds." These combinations offer varying degrees of potential risk and reward. The Life Solutions Funds are designed primarily for tax-advantaged retirement accounts and other long-term investors. Each Life Solutions Fund's investment objective is nonfundamental:

Life Solutions Balanced Fund seeks a balance of growth of capital and income.

Life Solutions Growth Fund seeks long-term growth of capital.

Life Solutions Income and Growth Fund seeks income and, secondarily, long-term growth of capital.

The Life Solutions Funds are designed as a simple approach to help investors meet retirement and other long-term goals. Investors may choose to invest in one or more of the Life Solutions Funds based on their personal investment goals, risk tolerance and financial circumstances. The chart below illustrates the relative degree to which each Life Solutions Fund (compared to the other Life Solutions Funds) seeks to obtain capital appreciation, income and stability of principal, within the parameters of each of their investment objectives:

Life Solutions Fund	Capital Appreciation	Income	Volatility
Balanced	Medium	Medium	Medium

Growth	High	Low	High

Income and Growth	Low	High	Low

Through investment in the Underlying Funds, the Life Solutions Funds seek to maintain different allocations among classes of equity, international equity, fixed-income and short-term asset funds (including money market funds) depending on the Life Solutions Fund's investment objective and risk profile. Allocating investments this way permits each Life Solutions Fund to attempt to optimize performance consistent with its investment objective. The table below illustrates the equity, bond and short-term fund asset allocation ranges for each Life Solutions Fund. It also shows the weightings of each Underlying Fund as of August 31, 2007. Generally, re-allocation occurs periodically at the Advisor's discretion. Although the Underlying Funds invest primarily in securities within the asset class under which they are listed, they may also invest from time to time in other types of securities consistent with each of their investment objectives.

Asset Class/Underlying Fund	Income and Growth	Balanced	Growth
Range of Total Equities	20-60%	40-80%	60-100%
	Life Solutions Funds Weightings in each Underlying Fund as of August 31, 2007 (% of total investments)
US Equities
S&P 500 Index Fund	6.1	5.6	11.9
Aggressive Equity Fund	7.9	14.0	19.3
Large Cap Value Fund	6.7	11.0	12.5
Concentrated Growth Opportunities Fund	8.9	13.7	15.3
International Equities[1]
International Stock Selection Fund	7.1	11.1	16.6
International Growth Opportunities Fund	2.3	3.3	2.7
Range of Bonds	40-80%	20-60%	0-40%
Bond Market Fund	54.1	34.4	14.8
Range of Short-Term Assets	0-20%	0-20%	0-20%
Money Market Fund	6.9	6.9	6.9

1  International equities are included in the total equity exposure indicated above and should not exceed the listed percentages.

The asset allocation range for each Life Solutions Fund has been approved by the Board of Trustees and may be changed at any time by the Board without shareholder approval. Within the asset allocation range for each Life Solutions Fund, the Advisor will establish specific percentage targets for each asset class and each Underlying Fund to be held by the Life Solutions Fund based on the Advisor's outlook for the economy, financial markets and relative market valuation of each Underlying Fund. Each Life Solutions Fund may temporarily deviate from its asset allocation range for defensive purposes.

The percentage allocation of a Life Solutions Fund's assets could from time to time deviate from its asset allocation range as a result of appreciation or depreciation of the shares of the Underlying Funds in which a Life Solutions Fund is invested. The Life Solutions Funds have adopted certain policies to reduce the likelihood of such an occurrence. First, the portfolio management team will rebalance each Life Solution Fund's holdings periodically as the team determines is appropriate. Rebalancing is the process of bringing the asset allocation of a Life Solutions Fund back into alignment with its asset allocation range. In addition, the portfolio manager will not allocate any new investment dollars to any Underlying Fund in an asset class whose maximum percentage has been exceeded. Finally, the Fund management team will allocate new investment dollars on a priority basis to Underlying Funds in any asset class whose minimum percentage has not been achieved.

Affiliated Persons. The Advisor and the officers and trustees of the Life Solutions Funds also serve as investment advisor, officers and trustees, respectively, of the Underlying Funds. Therefore, conflicts may arise as these persons fulfill their fiduciary responsibilities to the Life Solutions Funds and the Underlying Funds. If a situation arises that may result in a conflict, the trustees and officers of the Life Solutions Funds will carefully analyze the situation and take all necessary steps to minimize or eliminate the potential conflicts.

Investments in the Underlying Funds. The Life Solutions Funds invest primarily in the Underlying Funds, so each Life Solutions Fund's investment performance is directly related to the investment performance of the Underlying Funds that it holds, and is subject to the risks of the investments of the Underlying Funds. The ability of each Life Solutions Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives and to the allocation among the Underlying Funds by the Advisor. There can be no assurance that the investment objective of any Life Solutions Fund or Underlying Fund will be achieved.

PRINCIPAL RISKS

Investment in the SSgA Funds, like any investment, has risks. Fund shares will rise and fall in value and there is a risk you could lose money by investing in a Fund. There can be no assurance that a Fund will achieve its objective. An investment in the SSgA Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Each of the Funds has risks associated with it. This section contains a detailed description (arranged alphabetically) of the risks associated with a Fund, as identified in "Principal Investment Strategies" above. Information about the specific instruments or investment techniques referred to in this section is contained in the section called "Additional Information about the Funds' Investment Policies and Risks."

Analytical Models. The success of a Fund's principal investment strategy depends on the Advisor's skill in designing and using its analytical model as a tool for selecting securities.

Asset-Backed Securities Risk. Asset-backed securities are obligations whose principal and interest payments are supported or collateralized by pools of other assets, such as automobile loans, credit card receivables and leases. Defaults on the underlying assets may impair the value of an asset-backed security. Furthermore, there may be legal and practical limitations on the enforceability of any security interest granted with respect to those underlying assets. Asset-backed securities are also subject to prepayment risk.

Call Risk. Call risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage-backed security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, a Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and the potential for taxable capital gains.

Credit/Default Risk. Credit/default risk is the risk that an issuer or guarantor of a fixed-income security held by a Fund may default on its obligation to pay interest and repay principal. There is also a risk that one or more of the securities will be downgraded in credit rating generally, lower rated issuers have higher credit risks. Credit/default risk includes the risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations. Credit risk, which has the potential to hurt the Fund's performance, is generally inversely related to credit quality.

Derivatives Risk. There are certain investment risks in using derivatives including, but not limited to, futures contracts, options on futures, swaps and structured notes. If a Fund incorrectly forecasts interest rates or other features of the particular instrument in using derivatives, a Fund could lose money. Derivatives are sometimes used to hedge the risks associated with holding other instruments, or as a substitute for such instruments. Price movements of a futures contract, option, structured notes or other derivative instrument may not be identical to price movements of the underlying portfolio securities or a securities index, resulting in the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices or other relevant features of a derivative instrument.

Derivatives contracts tend to fluctuate in value resulting in a net amount payable or receivable by the parties to such contracts. As a result derivatives contracts are typically "marked to market" on a periodic basis whereupon the parties to such contracts settle their obligations to one another. In some cases, this settlement results in one party pledging collateral to the other party to cover the exposure by marking securities to market.

Dollar-Denominated Instruments Risk. Dollar-denominated instruments are an alternative to directly investing in foreign securities. While such instruments may be measured in US dollars, this does not eliminate the risk inherent in investing in the securities of foreign issuers. Dollar-denominated instruments issued by entities located in foreign countries could lose value as a result of political, financial and economic events in foreign countries. Issuers of these instruments are not necessarily subject to the same regulatory requirements that apply to US banks and corporations, although the information available for dollar-denominated instruments may be subject to the accounting, auditing and financial reporting standards of the US domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject. Furthermore, by investing in dollar-denominated instruments rather than directly in a foreign issuer's stock, the Fund can avoid currency risks during the settlement period for either purchases or sales.

Emerging Market Risk. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which have less stability than those of more developed countries. Investments in securities in developing market countries are also generally more volatile and less liquid than investments in securities in markets of developed countries. Emerging market securities may be subject to currency transfer restrictions and may experience delays and disruptions in securities settlement procedures. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, a Fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles, which may result in the Fund paying additional management fees charged by the underlying pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.

Equity Securities Risk. The value of equity securities will rise and fall in response to the activities of the company that issued the stock, general market conditions, and/or specific economic or political conditions. In the short-term, equity prices can fluctuate dramatically in response to developments. Different parts of the market and different types of equity securities can react differently to developments. Issuer, political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region or the market as a whole.

Extension Risk. Extension risk is the risk than an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease and a Fund will also suffer from the inability to invest in higher yield securities.

Foreign Currency Risk. A Fund that invests in foreign (non-US) securities or securities denominated in foreign (non-US) currencies may be adversely affected by changes in currency exchange rates, exchange control regulations, foreign country indebtedness and indigenous economic and political developments. A Fund attempts to buy and sell foreign currencies on favorable terms, but will incur the cost of any price spread on currency exchanges when a Fund changes investments from one country to another or when proceeds from the sale of shares in US dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a Fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to a Fund's investments in securities of issuers of that country. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the Fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging markets countries have experienced substantial and in some periods extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

Foreign Securities Risk. Foreign securities, foreign currencies, and securities issued by US entities with substantial foreign operations carry risks relating to political, economic or regulatory conditions in foreign countries, such as: (1) less publicly available information; (2) lack of uniform accounting, auditing and financial reporting standards, practices and requirements; (3) lower trading volume, less liquidity and more volatility for securities; (4) less government regulation of securities exchanges, brokers and listed companies; (5) political or social instability, civil unrest and acts of terrorism; and (6) the possibility of expropriation or confiscatory taxation. All of these factors may adversely affect investment in foreign securities, making such investments more volatile and potentially less liquid than US investments. In addition, foreign markets can perform differently from the US market.

Fundamental Strategy Risk. Some Funds are managed according to traditional methods of active investment management, which involves the buying and selling of securities based on economic, financial and market analysis and investment judgment. A Fund managed according to a fundamental strategy is subject to the risk that the investments chosen for the Fund by the Advisor, based on the analysis conducted by the portfolio manager and securities analyst, may fail to perform as expected.

Government Securities Risk. Unlike securities issued by the US Treasury, securities issued by US government agencies and instrumentalities such as Fannie Mae, Freddie Mac and Federal Home Loan Bank are neither insured nor guaranteed by the US Treasury and are subject to the risk that the US government will not provide financial support to such agencies or instrumentalities if it is not obligated to do so by law. Investments in US government securities may return less than investments in non-government fixed income securities.

Growth Stocks Risk. Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. As a result growth stocks tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks (e.g., value stocks).

Income Risk. Income risk is the risk that falling interest rates will cause a Fund's income over time to decline.

Interest Rate Risk. During periods of rising interest rates, a Fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Fund's yield (and the value of its securities) will tend to be higher than prevailing market rates. The longer the duration of the security, the more sensitive the security is to this risk. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration, but would reduce its value by approximately fifteen dollars if it had a 15-year duration.

IPO Holding Risk. IPO holding is the practice of participating in an initial public offering (IPO) with the intent of holding the security for investment purposes. Because an IPO is an equity security that is new to the public market, the value of IPOs may fluctuate dramatically. Because of the cyclical nature of the IPO market, from time to time there may not be any IPOs in which a Fund can participate. Even when the Fund requests to participate in an IPO, there is no guarantee that a Fund will receive an allotment of shares in an IPO sufficient to satisfy a Fund's desired participation. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.

IPO Trading Risk. IPO trading is the practice of participating in an initial public offering (IPO) and then immediately selling the security in the after-market. Engaging in this strategy could result in active and frequent trading. Use of this strategy could increase the Fund's portfolio turnover and the possibility of realized capital gain. This is not a tax-efficient strategy. From time to time, it may not be possible to pursue an IPO trading strategy effectively because of a limited supply of "hot" IPOs. In addition, this practice may result in losses if a Fund purchases a security in an IPO and there is insufficient demand for the security in the after-market of the IPO. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.

Large Capitalization Securities Risk. A Fund's emphasis on securities issued by large capitalization companies makes it susceptible to the business risks of larger companies, which usually cannot change as quickly as smaller companies in response to competitive challenges. Larger companies also tend not to be able to maintain the high growth rates of well-managed smaller companies, especially during strong economic periods.

Liquidity Risk. Certain types of securities, such as non-investment grade debt securities, small capitalization stocks, securities issued by real estate investment trusts, emerging market securities, asset-backed securities and mortgage-backed securities, are subject to the risk that the securities may not be sold at the quoted market price within a reasonable period of time. A Fund holding such securities may experience substantial losses if required to liquidate these holdings.

Management Risk. Management risk is the risk that an investment strategy may fail to produce the intended results. There can be no assurance that any Fund will achieve its investment objective. The Advisor's assessment of the short-term or long-term prospect of a Fund's portfolio of securities may not prove accurate. No assurance can be given that any investment or trading strategy implemented by the Advisor on behalf of a Fund will be successful. Furthermore, because of the risks associated with financial markets, there is a risk that you may suffer a significant or complete loss of your investment in the Fund.

Market Risk. The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Money Market Risk. Investment in a money market fund involves the risk that a Fund will not be able to maintain a $1.00 price per share at all times. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund. An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Money market funds are used as short-term investment vehicles. This entails frequent purchases and sales, which will increase the Fund's overall transactions costs.

Master/Feeder Structure Risk. Unlike a traditional mutual fund that invests directly in securities, a fund that operates in a master/feeder structure pursues its objective by investing substantially all of its assets in another mutual fund (referred to as a "master fund") with substantially the same investment objectives, policies and restrictions as the Fund. The ability of the Fund to meet its investment objective is directly related to the ability of the master fund to meet its objective. The ability of the master fund to meet its objective may be adversely affected by the purchase and redemption activities of other investors in the master fund. The Advisor of the Fund may also serve as investment advisor to the master fund. Therefore, conflicts may arise as these persons fulfill their fiduciary responsibilities to the Funds and the master fund. If a situation arises that may result in a conflict, the trustees and officers of the Funds will carefully analyze the situation and take necessary steps to minimize or eliminate the potential conflicts.

Medium Capitalization Securities Risk. Securities of companies with medium size capitalizations tend to be riskier than securities of companies with large capitalizations. This is because medium capitalization companies typically have less seasoned management, smaller product lines and less access to liquidity than large capitalization companies, and are therefore more sensitive to economic downturns. In addition, growth prospects of medium capitalization companies tend to be less certain than large capitalization companies and the dividends paid on mid-capitalization stocks are frequently negligible. Moreover, medium capitalization stocks have, on occasion, fluctuated in the opposite direction of large capitalization stocks or the general stock market. Consequently, securities of mid-capitalization companies tend to be more volatile than those of large capitalization companies.

Mortgage-Backed Roll Risk. A forward roll is when an investor replaces an old options position with new one with a later expiration date (and same strike price). There are two primary risks associated with the roll market for mortgage-backed securities. First, the value and safety of the roll depends entirely upon the counterparty's ability to redeliver the security at the termination of the roll. Therefore, the counterparty to a roll must meet the same credit criteria as any existing repurchase counterparty. Second, the security which is redelivered at the end of the roll period must be substantially the same as the initial security, i.e., it must have the same coupon, be issued by the same agency and be of the same type, have the same original stated term to maturity, be priced to result in similar market yields and must be "good delivery." Within these parameters, however, the actual pools that are redelivered could be less desirable than those originally rolled, especially with respect to prepayment characteristics.

Mortgage-Backed Securities Risk. Mortgage-backed securities represent either direct or indirect participation in, or obligations collateralized by and payable from, mortgage loans secured by real property. The investment characteristics of mortgages differ from those of traditional fixed-income securities. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. Furthermore, mortgage-backed securities are subject to prepayment risk as described elsewhere in this section. Mortgage-backed securities may also be subject to call risk and extension risk, as described elsewhere in this section.

Non-Diversification Risk. Funds that are non-diversified may, as a result, have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in securities of a single issuer than that of a diversified fund, the performance of that issuer can have a substantial impact on a Fund's share price. Each Fund intends to maintain the required level of diversification to qualify as a "regulated investment company" for purpose of the Internal Revenue Code of 1986, in order to avoid liability for federal income tax to the extent that is earnings are distributed to shareholders. Compliance with these diversification requirements could limit the investment flexibility of a Fund.

Municipal Obligations Risk. The municipal market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities. Municipal obligations include revenue obligations. Revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment.

Because many municipal securities are issued to finance projects relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, municipal securities backed by current or anticipated revenues from a specific project or specific asset can be negatively affected by the discontinuance of the taxation supporting the project or asset or the inability to collect revenues for the project or from assets. If the Internal Revenue Service determines the issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline in value. Municipal obligations may also be subject to call risk and extension risk.

Non-Investment Grade Securities Risk. Securities rated below BBB by S&P or Baa by Moody's may involve greater risks than securities in higher rating categories.

Bonds rated below BBB by S&P (BB, B, CCC, CC, C and D) or Baa by Moody's (Ba, B, Caa, Ca, C and D) are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB or Ba indicates the lowest degree of speculation and D or C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Although lower-rated debt securities generally offer a higher yield than higher rated debt securities, they involve higher risks. They are especially subject to:

•  Adverse changes in general economic conditions and in the industries in which their issuers are engaged;

•  Changes in the financial condition of their issuers; and

•  Price fluctuations in response to changes in interest rates.

As a result, issuers of lower rated debt securities are subject to greater credit/default risk, as described elsewhere in this section.

Passive Strategy Risk. Some Funds utilize a passive investment strategy, attempting to replicate the composition of an unmanaged index of securities. The ability of such a Fund to achieve significant correlation between the performance of the Fund and the index may be affected by changes in securities markets, changes in the composition of the index, the timing of purchases and redemptions of Fund shares, and fees and expenses of the index Fund. A Fund employing a passive strategy will hold constituent securities of an index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause a Fund's return to be lower than if the Fund employed an active strategy.

Portfolio Turnover Risk. The turnover rate of a portfolio cannot be predicted. Funds subject to this risk will have annual portfolio turnover rates that generally will exceed 100%. Securities having a maturity of one year or less are not included in the turnover calculation. A high turnover rate (over 100%) will: (1) increase transaction expenses, which will adversely affect a Fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized capital gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an investment in the Fund. A portfolio turnover rate at the high end of the range is not tax efficient, and taxable investors may wish to consult a tax professional prior to investing.

Prepayment Risk. Prepayment risk is the risk that principal on mortgages or other assets underlying a mortgage-backed or asset-backed security may be paid prior to the stated maturity date at any time. If a Fund purchases mortgage-backed or asset-backed securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Fund purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market values. Prepayment of loans underlying asset-backed and mortgage-backed securities can be expected to accelerate during periods of declining interest rates.

Quantitative Strategy Risk. Funds that use a quantitative strategy are managed so that stocks are selected based upon a multi-factor proprietary model designed by the Advisor. The model attempts to enhance returns, within specified risk parameters, relative to a benchmark by analyzing a variety of objective economic, financial and related information. The success of a Fund's principal investment strategy depends on the Advisor's skill in designing and using its analytical model as a tool for selecting stocks. A flaw in the design of an analytical model may result in a Fund having a lower return than if the Fund was managed using a fundamental or passive investment management strategy.

Real Estate Securities Risk. Just as real estate values go up and down, the value of securities of companies involved in the real estate industry also fluctuate. A Fund that invests in REITs and other real estate securities is subject to risks associated with direct ownership of real estate. The value of real estate (and real estate securities) may be affected by changes in general and local economic conditions, increases in property taxes and changes in tax laws and interest rates. The value of securities of companies that service the real estate industry may also be affected by such risks.

Sector Risk. The risk that a Fund concentrates its investment in specific industry sectors that have historically experienced substantial price volatility. A Fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by a Fund may lack sufficient market liquidity to enable a Fund to sell the securities at an advantageous time or without a substantial drop in price.

Short Sales Risk. The Directional Core Equity and Core Edge Equity Funds may make short sales of investment securities. In a short sale, the seller sells a security that it does not own, typically a security borrowed from a broker or dealer. Because the seller remains liable to return the underlying security that it borrowed from the broker or dealer, the seller must purchase the security prior to the date on which delivery to the broker or dealer is required. As a result, the Funds will engage in short sales only where the Advisor believes the value of the security will decline between the date of the sale and the date the Fund is required to return the borrowed security. The Funds will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will realize a gain if the security declines in price between those dates. The making of short sales exposes the Funds to the risk of liability for the market value of the security that is sold (the amount of which liability increases as the market value of the underlying security increases), in addition to the costs associated with establishing, maintaining and closing out the short position.

Although the Funds potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. When engaging in short sales, the Funds may be required to pledge assets to the broker or take other action to cover its obligation, which has the practical effect of limiting the amount of leverage that can be created through this investment technique.

Small Capitalization Securities Risk. Investments in smaller companies may involve greater risks because these companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small capitalization companies may be more volatile than large cap stocks, which could increase the volatility of a Fund that maintains significant exposure to small cap stocks.

Value Stocks Risk. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks (e.g., growth stocks). "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, value stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

RISK AND RETURN

The following bar charts illustrate the risks of investing in each Fund by showing changes in a Fund's performance from year to year over the life of the Fund. The accompanying tables further illustrate the risks of investing in a Fund by showing how the Fund's average annual returns for 1, 5 and 10 years (or, if less, since a Fund's inception) compare to the returns of a broad-based securities market index. After tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

A Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Best Quarter — September 30, 2000: 1.59%
Worst Quarter — June 30, 2004: 0.18%
Year-to-Date — September 30, 2007: 3.78%

The following table further illustrates the risks of investing in the Fund by showing how the Fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market index (returns shown reflect no deductions for fees, taxes or expenses).

Average Annual Total Returns
For the Periods Ended December 31, 2006:

	1 Year	5 Years	10 Years
Money Market Fund	4.76%	2.21%	3.67%
Citigroup 3-month Treasury Bill Index	4.76%	2.35%	3.67%
The returns would have been lower without the contractual expense reimbursement.

7-Day Yields
For the Period Ended December 31, 2006:

	Current	Effective
Money Market Fund	4.97%	5.09%

Current yield information for the Fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

Best Quarter — December 31, 2000: 1.57%
Worst Quarter — June 30, 2004: 0.16%
Year-to-Date — September 30, 2007: 3.70%

The following table further illustrates the risks of investing in the Fund by showing how the Fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market index (returns shown reflect no deductions for fees, taxes or expenses).

Average Annual Total Returns
For the Periods Ended December 31, 2006:

	1 Year	5 Years	10 Years
US Government Money Market Fund	4.69%	2.14%	3.58%
Citigroup 3-month Treasury Bill Index	4.76%	2.35%	3.67%

7-Day Yields
For the Period Ended December 31, 2006:

	Current	Effective
US Government Money Market Fund	4.93%	5.05%

Current yield information for the Fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

Best Quarter — June 30, 2000: 0.95%
Worst Quarter — September 30, 2003: 0.07%
Year-to-Date — September 30, 2007: 2.38%

The following table further illustrates the risks of investing in the Fund by showing how the Fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

Average Annual Total Returns
For the Periods Ended December 31, 2006:

	1 Year	5 Year	10 Years
Tax Free Money Market Fund	2.91%	1.40%	2.17%
iMoney Net Tax Free Average	2.91%	1.38%	2.15%

7-Day Yields
For the Period Ended December 31, 2006:

	Current	Effective
Tax Free Money Market Fund	3.35%	3.40%

Current yield information for the Fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

Best Quarter — December 31, 2000: 1.82%
Worst Quarter — December 31, 2003: 0.17%
Year-to-Date — September 30, 2007: (6.52)%

The following table further illustrates the risks of investing in the Fund by showing how the Fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

Average Annual Total Returns
For the Periods Ended December 31, 2006:

Yield Plus Fund	1 Year	5 Years	10 Years
Return Before Taxes	5.02%	2.43%	3.91%
Return After Taxes on Distributions	3.22%	1.54%	2.37%
Return After Taxes on Distributions and Sale of Fund Shares	3.25%	1.55%	2.38%
J.P. Morgan 3-Month LIBOR	5.16%	2.64%	4.03%

30-Day Yields
For the Period Ended December 31, 2006:

Yield Plus Fund	5.37%

Current yield information for the Fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

Best Quarter — September 30, 2002: 4.80%
Worst Quarter — June 30, 2004: (2.50)%
Year-to-Date — September 30, 2007: (2.44)%

The following table further illustrates the risks of investing in the Fund by showing how the Fund's average annual returns for 1 and 5 years and since the Fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

Average Annual Total Returns
For the Periods Ended December 31, 2006:

Bond Market Fund	1 Year	5 Years	10 Years
Return Before Taxes	3.91%	4.67%	5.75%
Return After Taxes on Distributions	2.13%	2.87%	3.58%
Return After Taxes on Distributions and Sale of Fund Shares	2.52%	2.95%	3.59%
Lehman Brothers® Aggregate Bond Index	4.33%	5.06%	6.24%

30-Day Yields
For the Period Ended December 31, 2006:

Current
Bond Market Fund	4.87%

Current yield information for the Fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

Best Quarter — September 30, 2002: 4.54%
Worst Quarter — June 30, 2004: (2.65)%
Year-to-Date — September 30, 2007: (2.51)%

The following table further illustrates the risks of investing in the Fund by showing how the Fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

Average Annual Total Returns
For the Periods Ended December 31, 2006:

Intermediate Fund	1 Year	5 Years	10 Years*
Return Before Taxes	3.68%	3.94%	5.28%
Return After Taxes on Distributions	2.02%	2.42%	3.29%
Return After Taxes on Distributions and Sale of Fund Shares	2.37%	2.49%	3.30%
Lehman Brothers® Intermediate Government/Credit	4.08%	4.53%	5.81%

*The returns would have been lower without the contractual fee waivers and reimbursements.

30-Day Yields
For the Period Ended December 31, 2006:

Current
Intermediate Fund	5.08%

Current yield information for the Fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

Best Quarter — June 30, 2003: 6.62%
Worst Quarter — December 31, 2000: (5.19)%
Year-to-Date — September 30, 2007: 4.02

The following table further illustrates the risks of investing in the Fund by showing how the Fund's average annual returns for one year, five years and since the Fund's inception compare to the returns of broad-based securities market indexes, the Lehman Brothers® US Corporate High Yield 2% Issuer Cap Index and the Lehman Brothers® High Yield Ba/B 3% Issuer Constrained Index (indices are unmanaged and cannot be invested in directly, and the returns shown here reflect no deductions for fees, taxes or expenses). Effective July 16, 2007, the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index became the Fund's benchmark index reflecting the Fund's broader investment analysis relative to all segments of the high yield market. Prior to July 16, 2007, the Lehman Brothers High Yield Ba/B 3% Issuer Constrained Index, a customized index maintained by Lehman Brothers, was the Fund's benchmark index.

Average Annual Total Returns
For the Periods Ended December 31, 2006:

High Yield Bond Fund	1 Year	5 Years	Inception*
Return Before Taxes	8.38%	8.07%	6.09%
Return After Taxes on Distributions	5.64%	5.32%	3.03%
Return After Taxes on Distributions and Sale of Fund Shares	5.37%	5.26%	3.27%
Lehman Brothers® US Corporate High Yield 2% Issuer Cap Index	10.76%	10.20%	5.74%
Lehman Brothers® High Yield Ba/B 3% Issuer Constrained Index	9.49%	9.00%	5.58%

*The Fund began operating on May 5, 1998.

30-Day Yields
For the Period Ended December 31, 2006:

Current
High Yield Bond Fund	6.74%

Current yield information for the Fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

Best Quarter — December 31, 1998: 22.35%
Worst Quarter — September 30, 2002: (17.31)%
Year-to-Date — September 30, 2007: 8.47%

The following table further illustrates the risks of investing in the Fund by showing how the Fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

Average Annual Total Returns
For the Periods Ended December 31, 2006:

Disciplined Equity Fund	1 Year	5 Years	10 Years
Return Before Taxes	16.53%	6.21%	7.01%
Return After Taxes on Distributions	15.95%	5.69%	4.46%
Return After Taxes on Distributions and Sale of Fund Shares	10.72%	5.03%	4.78%
S&P 500® Index	15.79%	6.19%	8.42%

Best Quarter — December 31, 1998: 19.66%
Worst Quarter — September 30, 1998: (27.21)%
Year-to-Date — September 30, 2007: (0.55)%

A portion of the Fund's performance in 2000 can be attributed to investments in IPOs. There is no guarantee that the Fund will continue to participate in the IPO market.

The following table further illustrates the risks of investing in the Fund by showing how the Fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

Average Annual Total Returns
For the Periods Ended December 31, 2006:

Small Cap Fund	1 Year	5 Years	10 Years
Return Before Taxes	10.86%	11.29%	7.66%
Return After Taxes on Distributions	10.03%	10.76%	7.15%
Return After Taxes on Distributions and Sale of Fund Shares	8.10%	9.75%	6.56%
Russell 2000® Index	18.37%	11.39%	9.44%

Best Quarter — December 31, 1998: 23.77%
Worst Quarter — June 30, 2002: (15.67)%
Year-to-Date — September 30, 2007: 11.79%

The following table further illustrates the risks of investing in the Fund by showing how the Fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

Average Annual Total Returns
For the Periods Ended December 31, 2006:

Core Opportunities Fund	1 Year	5 Years	10 Years*
Return Before Taxes	8.53%	2.21%	7.85%
Return After Taxes on Distributions	8.36%	2.07%	7.02%
Return After Taxes on Distributions and Sale of Fund Shares	5.55%	1.80%	6.57%
S&P 500® Index	15.79%	6.19%	8.42%

*The returns would have been lower without the contractual expense reimbursement.

Best Quarter — December 31, 2004: 17.35%
Worst Quarter — September 30, 1998: (11.58)%
Year-to-Date — September 30, 2007: (3.34)%

A portion of the Fund's performance in 2006 can be attributed to investments in IPOs. There is no guarantee that the Fund will continue to participate in the IPO market.

The following table further illustrates the risks of investing in the Fund by showing how the Fund's average annual returns for 1 and 5 years and since the Fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

Average Annual Total Returns
For the Periods Ended December 31, 2006:

Tuckerman Active REIT Fund	1 Year	5 Years	Inception*
Return Before Taxes	36.03%	24.55%	16.25%
Return After Taxes on Distributions	34.06%	22.40%	13.93%
Return After Taxes on Distributions and Sale of Fund Shares	24.91%	20.58%	12.94%
Dow Jones Wilshire REIT® Index**	36.15%	23.86%	16.09%

*  The Fund began operating on April 29, 1998. The returns would have been lower without the contractual expense reimbursement.

**Formerly, the Wilshire REIT® Index.

Best Quarter — December 31, 1999: 69.94%
Worst Quarter — September 30, 2001: (19.64)%
Year-to-Date — September 30, 2007: 0.39%

A material portion of the Fund's performance in 1999 and 2000 can be attributed to investments in IPOs. There is no guarantee that the Fund will continue to participate in the IPO market.

The following table further illustrates the risks of investing in the Fund by showing how the Fund's average annual returns for 1 and 5 years and since the Fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

Average Annual Total Returns
For the Periods Ended December 31, 2006:

Aggressive Equity Fund	1 Year	5 Years	Inception*
Return Before Taxes	13.58%	8.80%	13.24%
Return After Taxes on Distributions	9.87%	7.76%	6.08%
Return After Taxes on Distributions and Sale of Fund Shares	11.10%	7.32%	7.20%
Russell 3000® Index	15.72%	7.17%	4.34%**

*  The Fund began operating on December 30, 1998. The returns would have been lower without the contractual expense reimbursement.

**Index inception return contains the first full calendar month.

Best Quarter — June 30, 2003: 15.99%
Worst Quarter — September 30, 2002: (18.35)%
Year-to-Date — September 30, 2007: 9.31%

The following table further illustrates the risks of investing in the Fund by showing how the Fund's average annual returns for 1 and 5 years and since the Fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

Average Annual Total Returns
For the Periods Ended December 31, 2006:

IAM SHARES Fund	1 Year	5 Years	Inception*
Return Before Taxes	16.33%	5.46%	2.35%
Return After Taxes on Distributions	15.74%	4.93%	1.88%
Return After Taxes on Distributions and Sale of Fund Shares	10.60%	4.36%	1.71%
S&P 500® Index	15.79%	6.19%	2.83%

*The Fund began operating on June 2, 1999.

Best Quarter — December 31, 2004: 8.41%
Worst Quarter — September 30, 2004: (6.93)%
Year-to-Date — September 30, 2007: 15.71%

The following table further illustrates the risks of investing in the Fund by showing how the Fund's average annual returns for 1 year and since the Fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

Average Annual Total Returns
For the Periods Ended December 31, 2006:

Concentrated Growth Opportunities Fund	1 Year	Inception*
Return Before Taxes	5.49%	4.18%
Return After Taxes on Distributions	5.50%	4.24%
Return After Taxes on Distributions and Sale of Fund Shares	3.57%	3.66%
Russell 1000® Growth Index	9.07%	7.14%

*The Fund began operating on March 30, 2004 (formerly known as the SSgA Large Cap Growth Opportunities Fund; name change effective June 1, 2007). The returns would have been lower without the contractual expense reimbursement.

Best Quarter — December 31, 2004: 9.95%
Worst Quarter — June 30, 2004: (1.10)%
Year-to-Date — September 30, 2007: 7.60%

The following table further illustrates the risks of investing in the Fund by showing how the Fund's average annual returns for 1 year and since the Fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

Average Annual Total Returns
For the Periods Ended December 31, 2006:

Large Cap Value Fund	1 Year	Inception*
Return Before Taxes	17.94%	13.13%
Return After Taxes on Distributions	15.61%	11.82%
Return After Taxes on Distributions and Sale of Fund Shares	13.54%	10.88%
Russell 1000® Value Index	22.25%	15.32%

*The Fund began operating on March 30, 2004. The returns would have been lower without the contractual expense reimbursement.

Best Quarter — March 31, 2006: 13.43%
Worst Quarter — June 30, 2006: (5.44)%
Year-to-Date — September 30, 2007: (2.71)%

The following table further illustrates the risks of investing in the Fund by showing how the Fund's average annual returns for 1 year and since the Fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

Average Annual Total Returns
For the Periods Ended December 31, 2006:

Enhanced Small Cap Fund	1 Year	Inception*
Return Before Taxes	18.29%	16.99%
Return After Taxes on Distributions	16.49%	15.67%
Return After Taxes on Distributions and Sale of Fund Shares	12.67%	13.96%
Russell 2000® Index	18.37%	15.94%

*The Fund began operating on March 22, 2005.

Best Quarter — December 31, 2006: 3.88%
Worst Quarter — June 30, 2006: 1.51%
Year-to-Date — September 30, 2007: 3.26%

The following table further illustrates the risks of investing in the Fund by showing how the Fund's average annual returns for 1 year and since the Fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

Average Annual Total Returns
For the Periods Ended December 31, 2006:

Directional Core Equity Fund	1 Year	Inception*
Return Before Taxes	11.38%	13.11%
Return After Taxes on Distributions	10.72%	12.59%
Return After Taxes on Distributions and Sale of Fund Shares	7.42%	10.91%
Russell 1000® Index	15.46%	14.87%

*The Fund began operating on May 11, 2005.

Core Edge Equity Fund

Because the Core Edge Equity Fund has not completed a full calendar year's operations, performance information is not included in this Prospectus. To obtain performance information for the Fund when available, please call 1-800-997-7327 or visit the website at www.ssgafunds.com.

Best Quarter — December 31, 1998: 21.24%
Worst Quarter — September 30, 2002: (17.35)%
Year-to-Date — September 30, 2007: 9.09%

The following table further illustrates the risks of investing in the Fund by showing how the Fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

Average Annual Total Returns
For the Periods Ended December 31, 2006:

S&P 500 Index Fund	1 Year	5 Years	10 Years
Return Before Taxes	15.60%	6.01%	8.24%
Return After Taxes on Distributions	14.82%	5.37%	7.11%
Return After Taxes on Distributions and Sale of Fund Shares	10.12%	4.77%	6.64%
S&P 500® Index	15.79%	6.19%	8.42%

Best Quarter — December 31, 1999: 26.03%
Worst Quarter — September 30, 2001: (22.10)%
Year-to-Date — September 30, 2007: 37.56%

The following table further illustrates the risks of investing in the Fund by showing how the Fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

Average Annual Total Returns
For the Periods Ended December 31, 2006:

Emerging Markets Fund	1 Year	5 Years	10 Years*
Return Before Taxes	33.46%	27.28%	11.50%
Return After Taxes on Distributions	31.68%	26.23%	10.69%
Return After Taxes on Distributions and Sale of Fund Shares	22.74%	23.98%	9.83%
MSCI® Emerging Market Index	32.59%	26.98%	9.40%

*The returns would have been lower without the contractual expense reimbursement.

Best Quarter — June 30, 2003: 19.89%
Worst Quarter — September 30, 2002: (18.36)%
Year-to-Date — September 30, 2007: 11.51%

The following table further illustrates the risks of investing in the Fund by showing how the Fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

Average Annual Total Returns
For the Periods Ended December 31, 2006:

International Stock Selection Fund	1 Year	5 Years	10 Years*
Return Before Taxes	30.54%	17.93%	7.46%
Return After Taxes on Distributions	29.01%	17.14%	6.11%
Return After Taxes on Distributions and Sale of Fund Shares	20.10%	15.42%	5.70%
MSCI® EAFE® Net Dividend Index	26.34%	14.98%	7.71%

*The returns would have been lower without the contractual expense reimbursement.

Best Quarter — December 31, 1999: 27.51%
Worst Quarter — September 30, 2002: (22.10)%
Year-to-Date — September 30, 2007: 11.77%

The following table further illustrates the risks of investing in the Fund by showing how the Fund's average annual returns for 1 and 5 years and since the Fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

Average Annual Total Returns
For the Periods Ended December 31, 2006:

International Growth Opportunities Fund	1 Year	5 Years	Inception*
Return Before Taxes	19.91%	9.30%	5.22%
Return After Taxes on Distributions	18.93%	8.80%	4.62%
Return After Taxes on Distributions and Sale of Fund Shares	12.89%	7.77%	4.18%
MSCI® EAFE® Net Dividend Index	26.34%	14.98%	6.91%

*The Fund began operating on April 29, 1998. The returns would have been lower without the contractual expense reimbursement.

Best Quarter — June 30, 2003: 13.37%
Worst Quarter — September 30, 2002: (9.74)%
Year-to-Date — September 30, 2007: 4.15%

The following table further illustrates the risks of investing in the Fund by showing how the Fund's average annual returns for 1 and 5 years and since the Fund's inception compare to the returns of a broad-based securities market index, the S&P 500 Index (index returns shown reflect no deductions for fees, taxes or expenses).

Average Annual Total Returns
For the Periods Ended December 31, 2006:

Life Solutions Balanced Fund	1 Year	5 Years	Inception*
Return Before Taxes	10.85%	7.92%	6.06%
Return After Taxes on Distributions	9.63%	7.11%	3.98%
Return After Taxes on Distributions and Sale of Fund Shares	7.05%	6.35%	3.99%
S&P 500® Index	15.79%	6.19%	6.75%
Russell 3000® Index	15.72%	7.17%	7.25%
Lehman Brothers®. Aggregate Bond Index	4.33%	5.06%	6.23%
MSCI® EAFE® Index	26.34%	14.98%	6.92%
Composite Market Index**	12.14%	7.39%	7.22%

*  The Fund began operating on July 1, 1997. The returns would have been lower without the contractual expense reimbursement.

**Composite Market Index is comprised of Russell 3000 Index (50%), Lehman Bros. Aggregate Bond Index (40%) and MSCI EAFE Index (10%) and shows how the Fund's performance compares with the returns of a composite index that is weighted in the market sectors in which the Fund invests in amounts similar to the Fund's investment objective.

The Russell 3000® Index is an index of the 3,000 largest US companies based on total market capitalization. The Lehman Brothers® Aggregate Bond Index is an index of the securities of the Lehman Brothers® Government/ Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index that are of investment grade quality, have at least one year to maturity and have an outstanding par value of at least $100 million. The MSCI® EAFE® Index is an index designed to measure equity performance in 21 developed market countries. The information provided for each index shows how the Fund's performance compares with the returns of an index that is focused on the market sectors in which a portion of the Fund's assets are invested.

Best Quarter — June 30, 2003: 16.69%
Worst Quarter — September 30, 2002: (13.96)%
Year-to-Date — September 30, 2007: 6.04%

The following table further illustrates the risks of investing in the Fund by showing how the Fund's average annual returns for 1 and 5 years and since the Fund's inception compare to the returns of a broad-based securities market index, the S&P 500 Index (index returns shown reflect no deductions for fees, taxes or expenses).

Average Annual Total Returns
For the Periods Ended December 31, 2006:

Life Solutions Growth Fund	1 Year	5 Years	Inception*
Return Before Taxes	13.59%	8.96%	6.15%
Return After Taxes on Distributions	12.56%	8.43%	4.10%
Return After Taxes on Distributions and Sale of Fund Shares	8.84%	7.45%	4.13%
S&P 500® Index	15.79%	6.19%	6.75%
Russell 3000® Index	15.72%	7.17%	7.25%
Lehman Brothers®. Aggregate Bond Index	4.33%	5.06%	6.23%
MSCI® EAFE® Index	26.34%	14.98%	6.92%
Composite Market Index**	14.99%	8.14%	7.33%

*  The Fund began operating on July 1, 1997. The returns would have been lower without the contractual expense reimbursement.

**Composite Market Index is comprised of Russell 3000 Index (50%), Lehman Bros. Aggregate Bond Index (40%) and MSCI EAFE Index (10%) and shows how the Fund's performance compares with the returns of a composite index that is weighted in the market sectors in which the Fund invests in amounts similar to the Fund's investment objective.

The Russell 3000® Index is an index of the 3,000 largest US companies based on total market capitalization. The Lehman Brothers® Aggregate Bond Index is an index of the securities of the Lehman Brothers® Government/ Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index that are of investment grade quality, have at least one year to maturity and have an outstanding par value of at least $100 million. The MSCI® EAFE® Index is an index designed to measure equity performance in 21 developed market countries. The information provided for each index shows how the Fund's performance compares with the returns of an index that is focused on the market sectors in which a portion of the Fund's assets are invested.

Best Quarter — June 30, 2003: 10.08%

Worst Quarter — September 30, 2001: (5.80)%

Year-to-Date — September 30, 2007: 2.00%

The following table further illustrates the risks of investing in the Fund by showing how the Fund's average annual returns for 1 and 5 years and since the Fund's inception compare to the returns of a broad-based securities market index, the S&P 500® Index (index returns shown reflect no deductions for fees, taxes or expenses).

Average Annual Total Returns
For the Periods Ended December 31, 2006:

Life Solutions Income and Growth Fund	1 Year	5 Years	Inception*
Return Before Taxes	8.21%	6.66%	5.73%
Return After Taxes on Distributions	6.91%	5.64%	3.74%
Return After Taxes on Distributions and Sale of Fund Shares	5.33%	5.12%	3.72%
S&P 500® Index	15.79%	6.19%	6.75%
Russell 3000® Index	15.72%	7.17%	7.25%
Lehman Brothers®. Aggregate Bond Index	4.33%	5.06%	6.23%
MSCI® EAFE® Index	26.34%	14.98%	6.92%
Composite Market Index**	9.32%	6.55%	6.99%

*  The Fund began operating on July 1, 1997. The returns would have been lower without the contractual expense reimbursement.

**Composite Market Index is comprised of Russell 3000 Index (35%), Lehman Bros. Aggregate Bond Index (60%) and MSCI EAFE Index (5%) and shows how the Fund's performance compares with the returns of a composite index that is weighted in the market sectors in which the Fund invests in amounts similar to the Fund's investment objective.

The Russell 3000® Index is an index of the 3,000 largest US companies based on total market capitalization. The Lehman Brothers® Aggregate Bond Index is an index of the securities of the Lehman Brothers® Government/ Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index that are of investment grade quality, have at least one year to maturity and have an outstanding par value of at least $100 million. The MSCI® EAFE® Index is an index designed to measure equity performance in 21 developed market countries. The information provided for each index shows how the Fund's performance compares with the returns of an index that is focused on the market sectors in which a portion of the Fund's assets are invested.

PORTFOLIO HOLDINGS

A description of the SSgA Funds' policies with respect to the disclosure of its portfolio securities ("Disclosure Policies") is available in the Statement of Additional Information. The Disclosure Policies govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the SSgA Funds. Disclosure of each Fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter or subsequent to periodic portfolio holdings disclosure in the Funds' filings with the SEC on their website at www.ssgafunds.com.

FEES AND EXPENSES OF THE FUNDS

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None

Maximum Deferred Sales Charge (Load)	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends or Other Distributions	None

Redemption Fee	None

Exchange Fee	None

Maximum Account Fee	None

Annual Fund Operating Expenses

(expenses that are deducted from fund assets)

	Money Market	US Government Money Market	Tax Free Money Market	Yield Plus	Bond Market	Intermediate	High Yield Bond
Management Fee	.25%	.25%	.25%	.25%	.30%	.30%	.30%
Distribution and Shareholder Service (12b-1) Fees[1]	.10%	.11%	.19%	.20%	.13%	.17%	.14%
Other Expenses	.05%	.06%	.09%	.16%	.18%	.40%	.55%
Acquired Fund Fee and Expenses[2]	—	—	—	—	—	—	—
Gross Expenses	.40%	.42%	.53%	.61%	.61%	.87%	.99%
Less Contractual Management Fee Waivers and Reimbursements	— [3]	—	—	(.11)%[4]	(.11)%[5]	(.27)%[6]	(.24)%[7]
Total Annual Expenses After Waivers and Reimbursements	.40%	.42%	.53%	.50%	.50%	.60%	.75%

  1  The stated fee includes the fees paid for 12b-1 Distribution and Shareholder Servicing, respectively, as follows: Money Market—.03/.07%; US Government Money Market—.02/.09%; Tax Free Money Market—.06/.13%; Yield Plus—.09/.11%; Bond Market—.10/.03%; Intermediate—.08/.09%; and High Yield Bond—.05/.09%.

  2  In addition to the Management Fees, Distribution Fees and Other Fees and Expenses paid by the Funds, each Fund will bear indirectly a proportionate share of operating fees and expenses of other registered investment companies or exchange traded funds ("Acquired Funds") which they hold. Currently, the cash reserves for certain Funds are invested in other affiliated and non-affiliated money market funds. If the fees and expenses incurred indirectly by the Fund as a result of investment in shares of one or more Acquired Funds is less than 0.01% of the average net assets of a Fund, the Fund will include these fees and expenses under the "Other Expenses" category in the table above.

  3  The Advisor has contractually agreed to waive up to the full amount of the Management Fee and to reimburse the Money Market Fund for all expenses to the extent that total expenses (exclusive of non-recurring account fees and extraordinary expenses) exceed .40% of average daily net assets on an annual basis until December 31, 2008.

  4  The Advisor has contractually agreed to waive up to the full amount of the Management Fee and to reimburse the Yield Plus Fund for all expenses to the extent that total expenses (exclusive of non-recurring account fees and extraordinary expenses) exceed .50% of average daily net assets on an annual basis until December 31, 2008.

  5  The Advisor has contractually agreed to waive up to the full amount of the Management Fee and to reimburse the Bond Market Fund for all expenses to the extent that total expenses (exclusive of non-recurring account fees and extraordinary expenses) exceed .50% of average daily net assets on an annual basis until December 31, 2008.

  6  The Advisor has contractually agreed to waive up to the full amount of the Management Fee and to reimburse the Intermediate Fund for all expenses to the extent that total expenses (exclusive of non-recurring account fees and extraordinary expenses) exceed .60% of average daily net assets on an annual basis until December 31, 2008.

  7  The Advisor has contractually agreed to waive up to the full amount of the Management Fee and to reimburse the High Yield Bond Fund for all expenses to the extent that total expenses (exclusive of non-recurring account fees and extraordinary expenses) exceed .75% of average daily net assets on an annual basis until December 31, 2008.

Annual Fund Operating Expenses

(expenses that are deducted from fund assets)

	Disciplined Equity	Small Cap	Tuckerman Core Opportunities	Active REIT	Aggressive Equity	IAM SHARES
Management Fee	.25%	.75%	.75%	.65%	.75%	.25%
Distribution and Shareholder Service (12b-1) Fees[1]	.07%	.13%	.21%	.23%	.12%	.07%
Other Expenses	.13%	.23%	0.25%	.18%	.57%	.13%
Acquired Fund Fee and Expenses[2]	—	—	—	—	—	—
Gross Expenses	.45%	1.11%	1.21%	1.06%	1.44%	.45%
Less Contractual Management Fee Waivers and Reimbursements	—	—	(.11)%[3]	(.06)%[4]	(.34)%[5]	— [6]
Total Annual Expenses After Waivers and Reimbursements	.45%	1.11%	1.10%	1.00%	1.10%	.45%

  1  The stated fee includes the fees paid for 12b-1 Distribution and Shareholder Servicing, respectively, as follows: Disciplined Equity—.03/04%; Small Cap—.05/.08%; Core Opportunities—.07/.14; Tuckerman Active REIT—.18/.05%; Aggressive Equity—.10/.02%; and IAM SHARES—.04/.03%.

  2  In addition to the Management Fees, Distribution Fees and Other Fees and Expenses paid by the Funds, each Fund will bear indirectly a proportionate share of operating fees and expenses of other registered investment companies or exchange traded funds ("Acquired Funds") which they hold. Currently, the cash reserves for certain Funds are invested in other affiliated and non-affiliated money market funds. If the fees and expenses incurred indirectly by the Fund as a result of investment in shares of one or more Acquired Funds is less than 0.01% of the average net assets of a Fund, the Fund will include these fees and expenses under the "Other Expenses" category in the table above.

  3  The Advisor has contractually agreed to waive up to the full amount of the Management Fee and to reimburse the Core Opportunities Fund for all expenses to the extent that total expenses (exclusive of non-recurring account fees and extraordinary expenses) exceed 1.10% of average daily net assets on an annual basis until December 31, 2008.

  4  The Advisor has contractually agreed to waive up to the full amount of the Management Fee and to reimburse the Tuckerman Active REIT Fund for all expenses to the extent that total expenses (exclusive of non-recurring account fees and extraordinary expenses) exceed 1.00% of average daily net assets on an annual basis until December 31, 2008.

  5  The Advisor has contractually agreed to waive up to the full amount of the Management Fee and to reimburse the Aggressive Equity Fund for all expenses to the extent that total expenses (exclusive of non-recurring account fees and extraordinary expenses) exceed 1.10% of average daily net assets on an annual basis until December 31, 2008.

  6  The Advisor has contractually agreed to waive up to the full amount of the Management Fee and to reimburse the IAM SHARES Fund for all expenses to the extent that total expenses (exclusive of non-recurring account fees and extraordinary expenses) exceed .65% of average daily net assets on an annual basis until December 31, 2008.

Annual Fund Operating Expenses

(expenses that are deducted from fund assets)

Concentrated	Growth Opportunities	Large Cap Value	Enhanced Small Cap	Directional Core Equity	Core Edge Equity	S&P 500 Index
Management Fee	.75%	.75%	.45%	1.25%	1.25%	.045%
Distribution and Service (12b-1) Fees[1]	.05%	.05%	.09%	.24%	.13%	.07%
Other Expenses:
Dividend Expense on Securities Sold Short	—	—	—	.12%[2]	.21%[2]	—
Remainder of Other Expenses	.80%	.93%	.61%	.55%[3]	1.07%[3]	.045%
Acquired Fund Fee and Expenses[3]	—	—	—	.02%	—	—
Gross Expenses	1.60%	1.73%	1.15%	2.18%	2.66%	0.16%
Less Contractual Management Fee Reimbursement	(.50)%[5]	(.63)%[6]	(.40)%[7]	(.44)%[8]	(.85)%[9]	— [10]
Total Annual Expenses After Waivers and Reimbursements	1.10%	1.10%	.75%	1.74%	1.81%	.160%

  1  The stated fee includes the fees paid for 12b-1 Distribution and Shareholder Servicing, respectively, as follows: Concentrated Growth Opportunities—.02/.03%; Large Cap Value—.02/.03%; Enhanced Small Cap—.02/.07%; Directional Core Equity—.13/.11%; Core Edge Equity—.10/.03%; and S&P 500 Index—.03/.04%.

  2  "Dividend Expense on Securities Sold Short" reflects the amounts paid as substitute dividend expenses on securities borrowed for the settlement of short sales.

  3  The annualized net expense ratio is 1.60% not including the dividends from securities sold short as contractually agreed by the Advisor.

  4   In addition to the Management Fees, Distribution Fees and Other Fees and Expenses paid by the Funds, each Fund will bear indirectly a proportionate share of operating fees and expenses of other registered investment companies or exchange traded funds ("Acquired Funds") which they hold. Currently, the cash reserves for certain Funds are invested in other affiliated and non-affiliated money market funds. If the fees and expenses incurred indirectly by the Fund as a result of investment in shares of one or more Acquired Funds is less than 0.01% of the average net assets of a Fund, the Fund will include these fees and expenses under the "Other Expenses" category in the table above.

  5  The Advisor has contractually agreed to waive up to the full amount of the Management Fee and to reimburse the Concentrated Growth Opportunities Fund for all expenses to the extent that total expenses (exclusive of non-recurring account fees and extraordinary expenses) exceed 1.10% of average daily net assets on an annual basis until December 31, 2008.

  6  The Advisor has contractually agreed to waive up to the full amount of the Management Fee and to reimburse the Large Cap Value Fund for all expenses to the extent that total expenses (exclusive of non-recurring account fees and extraordinary expenses) exceed 1.10% of average daily net assets on an annual basis until December 31, 2008.

  7  The Advisor has contractually agreed to waive up to the full amount of the Management Fee and to reimburse the Enhanced Small Cap Fund for all expenses to the extent that total expenses (exclusive of non-recurring account fees and extraordinary expenses) exceed .75% of average daily net assets on an annual basis through December 31, 2008.

  8  The Advisor has contractually agreed to waive up to the full amount of the Management Fee and to reimburse the Directional Core Equity Fund for all expenses to the extent that total expenses (exclusive of nonrecurring account fees, extraordinary expenses, acquired Fund fees and expenses, and dividends and interest on securities sold short) exceed 1.60% of average daily net assets on an annual basis until December 31, 2008.

  9  The Advisor has contractually agreed to waive up to the full amount of the Management Fee and to reimburse the Core Edge Equity Fund for all expenses to the extent that total expenses (exclusive of nonrecurring account fees, extraordinary expenses and dividends and interest on securities sold short) exceed 1.60% of average daily net assets on an annual basis until December 31, 2008.

  10  The Management Fee represents the total fees paid by the S&P Master Fund including custody, transfer agency and administration services. The Advisor has contractually agreed to waive up to the full amount of the Management Fee and to reimburse the S&P 500 Index Fund for all expenses to the extent that total expenses (exclusive of non-recurring account fees and extraordinary expenses) exceed .18% of average daily net assets on an annual basis until December 31, 2008. The total annual expenses shown above and the Example reflect the expenses of both the S&P 500 Index Fund and the S&P Master Fund.

Annual Fund Operating Expenses

(expenses that are deducted from fund assets)

	Emerging Markets	International Stock Selection	International Growth Opportunities
Management Fee	.75%	.75%	.75%
Distribution and Service (12b-1) Fees[1]	.23%	.22%	.14%
Other Expenses	.29%	.21%	.72%
Acquired Fund Fee and Expenses[2]	.01%	—	—
Gross Expenses	1.28%	1.18%	1.61%
Less Contractual Management Fee Reimbursement	(.02)%[3]	(.18)%[4]	(.51)%[5]
Total Annual Expenses After Waivers and Reimbursements	1.26%	1.00%	1.10%

  1  The stated fee includes the fees paid for 12b-1 Distribution and Shareholder Servicing, respectively, as follows: Emerging Markets—.14/.09%; International Stock Selection—.18/.04%; and International Growth Opportunities—.09/.05%.

  2  In addition to the Management Fees, Distribution Fees and Other Fees and Expenses paid by the Funds, each Fund will bear indirectly a proportionate share of operating fees and expenses of other registered investment companies or exchange traded funds ("Acquired Funds") which they hold. Currently, the cash reserves for certain Funds are invested in other affiliated and non-affiliated money market funds. If the fees and expenses incurred indirectly by the Fund as a result of investment in shares of one or more Acquired Funds is less than 0.01% of the average net assets of a Fund, the Fund will include these fees and expenses under the "Other Expenses" category in the table above.

  3  The Advisor has contractually agreed to waive up to the full amount of the Management Fee and to reimburse the Emerging Markets Fund for all expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses and acquired Fund fees and expenses) exceed 1.25% of average daily net assets on an annual basis until December 31, 2008.

  4  The Advisor has contractually agreed to waive up to the full amount of the Management Fee and to reimburse the International Stock Selection Fund for all expenses to the extent that total expenses (exclusive of non-recurring account fees and extraordinary expenses) exceed 1.00% of average daily net assets on an annual basis until December 31, 2008.

  5  The Advisor has contractually agreed to waive up to the full amount of the Management Fee and to reimburse the International Growth Opportunities Fund for all expenses to the extent that total expenses (exclusive of non-recurring account fees and extraordinary expenses) exceed 1.10% of average daily net assets on an annual basis until December 31, 2008.

Annual Fund Operating Expenses

(expenses that are deducted from fund assets)

	Life Solutions Balanced Fund	Life Solutions Growth Fund	Life Solutions Income and Growth Fund
Management Fee	.00%	.00%	.00%
Distribution and Service (12b-1) Fees[1]	.14%	.15%	.15%
Other Expenses	.19%	.30%	.55%
Gross Expenses	.33%	.45%	.70%
Less Contractual Management Fee Waivers and Reimbursements	— [2]	— [2]	(.25)%[2]
Total Annual Expenses After Waivers and Reimbursements	.33%	.45%	.45%
Average Indirect Expenses Before Waivers and Reimbursements on Underlying Funds	1.04%	1.11%	.86%
Average Indirect Expenses After Waivers and Reimbursements on Underlying Funds	.78%	.83%	.66%
Total Annual Expenses (Including Indirect Expenses) Before Waivers and Reimbursements of Underlying Funds	1.37%	1.56%	1.31%
Net Annual Expenses (Including Indirect Expenses) After Waivers and Reimbursements of Underlying Funds	1.11%	1.28%	1.11%

  1  The stated fee includes the fees paid for 12b-1 Distribution and Shareholder Servicing, respectively, as follows: Life Solutions Balanced Fund—.02/.12%; Life Solutions Growth Fund—.02/.13%; and Life Solutions Income and Growth Fund—.02/.13%;.

  2  The Advisor has contractually agreed to waive up to the full amount of the Management Fee and to reimburse the Life Solutions Funds for all expenses to the extent that total expenses (exclusive of non-recurring account fees and extraordinary expenses) exceed .45% until December 31, 2008. The other expenses and total annual expenses shown above have been restated to reflect the reimbursement.

While the Life Solutions Funds are expected to operate at a .30% or lower expense level prior to payment of 12b-1 fees, shareholders in a Life Solutions Fund will bear indirectly the proportionate expenses of the Underlying Funds in which the Life Solutions Fund invests. Each Life Solutions Fund intends to invest in some, but not all, of the Underlying Funds. Based on current expectations and the weighted exposure to the Underlying Funds, the following is the indirect expense ratio (before and after fee waivers and/or expense reimbursements) of each Life Solutions Fund:

Life Solutions Fund	Average Indirect Expense Ratios Before and After Fee Waiver and/or Expense Reimbursement (%)
	Before	After
Balanced Fund	1.04	.78
Growth Fund	1.11	.83
Income and Growth Fund	.86	.66

Example

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Funds for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Fund	1 year	3 years	5 years	10 years
Money Market	$41	$128	$224	$505
US Government Money Market	$43	$135	$235	$530
Tax Free Money Market	$54	$170	$296	$665
Yield Plus	$51	$184	$329	$752
Bond Market	$51	$184	$329	$752
Intermediate	$61	$251	$456	$1,048
High Yield Bond	$77	$291	$524	$1,191
Disciplined Equity	$46	$144	$252	$567
Small Cap	$113	$353	$612	$1,352
Core Opportunities	$112	$373	$654	$1,456
Tuckerman Active REIT	$102	$331	$579	$1,289
Aggressive Equity	$112	$422	$755	$1,695
IAM SHARES	$46	$144	$252	$567
Concentrated Growth Opportunities	$112	$448	$791	$1,677
Large Cap Value	$112	$488	$900	$2,105
Enhanced Small Cap	$77	$327	$598	$1,386
Directional Core Equity	$177	$642	$1,138	$2,526
Core Edge Equity	$184	$751	N/A	N/A
S&P 500 Index[1]	$16	$52	$90	$205
Emerging Markets	$128	$404	$700	$1,543
International Stock Selection	$102	$357	$632	$1,416
International Growth Opportunities	$112	$458	$828	$1,868
Life Solutions Balanced	$113	$408	$725	$1,624
Life Solutions Growth	$130	$465	$823	$1,833
Life Solutions Income and Growth	$113	$395	$699	$1,562

1 The costs shown in the example above reflect the costs of both the Fund and the Master Fund.

Investors purchasing Fund shares through a financial intermediary, such as a bank, broker-dealer, financial advisor or other financial institution (referred to individually as an "Intermediary" or collectively as "Intermediaries") may also be required to pay additional fees for services provided by the Intermediary. Such investors should contact the Intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. (not applicable to the Money Market, Tax Free and US Government Money Market Funds).

MANAGEMENT OF THE FUNDS

Investment Advisor. SSgA Funds Management, Inc. (the "Advisor"), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the investment advisor for each Fund and directs the investment of each Fund in accordance with the Fund's investment objective, policies and restrictions.

The S&P 500 Index Fund has entered into an investment advisory agreement with the Advisor pursuant to which the Advisor will manage the Fund's assets directly in the event that the Fund were to cease investing substantially all of its assets in the S&P Master Fund.

The Advisor is registered with the SEC as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of November 30, 2007, the Advisor had over $145 billion in assets under management. The Advisor, Sub-Advisor, State Street and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. With over $2 trillion under management as of November 30, 2007, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.

The Advisor provides operational, compliance and general management services to the Tuckerman Active REIT Fund. The Tuckerman Group, LLC, 4 International Drive, Suite 230, Rye Brook, NY 10773, an advisory affiliate of State Street Bank and Trust Company (State Street), serves as the investment sub-advisor (the "Sub-Advisor" or "Tuckerman") for the Fund and directs the investment of the Fund in accordance with the Fund's investment objective, policies and restrictions. The Advisor provides reporting, operational, compliance and general oversight services with respect to the investment advisory services of the Sub-Advisor.

The Sub-Advisor, registered with the SEC as an investment advisor under the Investment Advisers Act of 1940, as amended, is an independently managed investment advisor focused on real estate investments and strategic advisory services. Part of State Street Global Alliance LLC, a strategic venture partnership jointly owned by State Street Global Advisors and ABP (a Netherlands pension Fund), Tuckerman manages public and private real estate investments for institutional and individual clients through a series of specialized programs. Tuckerman has its headquarters in Rye Brook, New York, with additional offices in Boston and Chicago. Since its founding in 1998, Tuckerman has grown to over $7 billion in real estate assets under management as of November 30, 2007.

The Sub-Advisor's capabilities include direct, private real estate investments as well as management of public real estate securities portfolios, such as REITs. Tuckerman brings to its clients years of considerable investment, development (ground-up and valued added), asset management, leasing and capital market experience.

For its services as the Advisor, each Fund in this Prospectus pays an annual management fee, calculated daily and paid monthly, that is equal to a certain percentage of its average daily net assets (see the table below). However, the Advisor has contractually agreed to waive or reimburse its fees for certain Funds. The Board of Trustees of the SSgA Funds considers the renewal of the investment advisory agreement annually. A discussion of the basis for the Board's consideration and approval of the investment advisory agreement is contained in the Funds' annual reports, which are available upon request by calling the Distributor at 1-800-647-7327 or on the Funds' website at www.ssgafunds.com.

	Annual Management Fees (% of Average Daily Net Assets):
Fund	Management Fee Before Waivers or Reim- bursements (%)	Management Fee After Waivers or Reim- bursements (%)
Money Market	0.25	0.25
US Government Money Market	0.25	0.25
Tax Free Money Market	0.25	0.25
Yield Plus	0.25	0.06
Bond Market	0.30	0.19
Intermediate	0.30	0.04
High Yield Bond	0.30	0.07
Disciplined Equity	0.25	0.25
Small Cap	0.75	0.75
Core Opportunities	0.75	0.64
Tuckerman Active REIT	0.65	0.59	[1]
Aggressive Equity	0.75	0.41
IAM SHARES	0.25	0.25
Concentrated Growth Opportunities	0.75	0.25
Large Cap Value	0.75	0.12
Enhanced Small Cap	0.45	0.05
Directional Core Equity	1.25	0.81
Core Edge Equity	1.25	0.40

1  The Advisor pays the sub-advisor an annual management fee of 0.30% of the fund's average daily net assets on a monthly basis. This sub-advisory fee is based on half the total management fee paid to the Advisor, net of reimbursements.

	Annual Management Fees (% of Average Daily Net Assets):
Fund	Management Fee Before Waivers or Reim- bursements (%)	Management Fee After Waivers or Reim- bursements (%)
S&P 500 Index[1]	0.00	0.00
Emerging Markets	0.75	0.72
International Stock Selection	0.75	0.57
International Growth Opportunities	0.75	0.24

The Life Solutions Funds will not be charged a fee by the Advisor. However, each Life Solutions Fund, as a shareholder in the Underlying Funds, will bear its proportionate share of any investment advisory fees and other expenses paid by the Underlying Funds.

PORTFOLIO MANAGEMENT

Each of the SSgA Funds is managed by a team of investment professionals. The Advisor uses a team approach to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for each respective investment strategy offered by the Advisor and State Street Global Advisors. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within State Street Global Advisors. Each portfolio management team is overseen by the State Street Global Advisors Investment Committee. Each Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

Yield Plus Fund. The SSgA Yield Plus Fund is managed by the SSgA North America Fixed Income Team. The portfolio managers identified below are jointly and primarily responsible for the day-to-day management of the Fund:

•  Frank Gianatasio, Jr., CFA. Frank is a Vice President of SSgA and a Principal of SSgA FM. He joined the firm in 2001 and is a member of the SSgA North America Fixed Income Team. Prior to joining the firm, Frank was with FleetBoston Robertson Stephens, Inc. in the company's Asset Securitization Group. He is responsible for managing the team's short duration strategies. He holds a B.S. in Finance from Bentley College and an MBA from the F.W. Olin Graduate School of Business at Babson College. He is a member of both the Boston Security Analysts Society and CFA Institute.

•  Robert Pickett, CFA. Bob is a Vice President of SSgA and a Principal of SSgA FM. He joined the firm in 1994 and is a member of the SSgA North America Fixed Income Team. Bob is responsible for managing the team's active US bond exposure. Bob holds a Bachelor of Science degree in Economics and Quantitative Methods from Babson College and a Master of Science in Finance from Bentley College and is a member of both the Boston Security Analysts Society and CFA Institute.

Bond Market and Intermediate Funds. The SSgA Bond Market and Intermediate Funds are managed by the SSgA North America Fixed Income Team. The portfolio managers identified below are jointly and primarily responsible for the day-to-day management of the Fund:

•  John (Chuck) Laposta, CFA. Chuck is a Vice President of SSgA, a Principal of SSgA FM, and a Senior Portfolio Manager in the Tax-Aware and Principal Protected Strategies (TAPPS) Group. Chuck is a senior member of the TAPPS Group where he manages various investment grade strategies to meet client specific objectives. In addition to this, Chuck is responsible for the oversight of a team of Portfolio Managers who invest in all segments of the bond market for a client base that includes Corporate Liquidity, Insurance, Nuclear Decommissioning Trusts and Stable Value. Prior to this position he was a member of the interest rate strategies group as well as the manager of SSgA's intermediate strategies. Chuck has been a member of the Global Fixed Income team since 1996 and has worked extensively with SSgA's global offices. Chuck has earned the Chartered Financial Analyst Designation and is a member of the CFA Institute and the Boston Security Analysts Society. He received a Bachelor of Arts degree in Economics from the College of the Holy Cross and an MBA with a concentration in Finance from Clark University.

•  Matthew D. Pappas. Matt is a Principal of SSgA, a Principal of SSgA FM, and a Portfolio Manager in the Tax-Aware and Principal Protected Strategies (TAPPS) Group, which includes Corporate Liquidity and Stable Value asset management. Matt manages various investment grade strategies to meet client specific objectives. Prior to his current role, Matt was a research analyst in the Credit Research group supporting the Securities Lending and Cash desk. This role included both quantitative and qualitative credit analysis on corporate and short-term structured products.

1  The S&P 500 Index Fund pays no fee directly to the Advisor for so long as assets of the fund are invested in the S&P Master Fund. The S&P Master Fund makes payments to State Street for the Advisor's advisory services and State Street's custody, transfer agency and administration services in the amount of .045% of average daily net assets on an annual basis, calculated daily and paid monthly. As a shareholder in the Master Fund, the S&P 500 Index Fund bears its ratable share of the Master Fund's expenses, and at the same time continues to pay its own fees and expenses.

Matt originally joined SSgA as an Investment Operations associate before transitioning to the Research group in 2002. Matt has been a member of the Fixed Income area since joining SSgA in 1999. Matt earned his Bachelor's degree in Accounting from the University of Massachusetts, Dartmouth. He also has his MBA with a concentration in Finance from Bryant College.

High Yield Bond Fund. The SSgA High Yield Bond Fund is managed by the SSgA North America Fixed Income Team. The portfolio managers identified below are jointly and primarily responsible for the day-to-day management of the Fund:

•  Jeffrey Megar, CFA. Jeff is a Vice President of SSgA and a Principal of SSgA FM. He is a Senior Portfolio Manager in the Active Fixed Income group responsible for leveraged loan investing. Prior to joining SSgA, Jeff was a Senior Portfolio Manager and Director of US Fixed Income Research for Fortis Investments, where he built Fortis' leveraged loan platform and managed its CLOs. Prior to Fortis, Jeff was the leveraged loan trader/assistant portfolio manager at CypressTree Investment Management. Jeff received his BA in Economics from Framingham State College and his MBA from Northeastern University. He has earned his Chartered Financial Analyst designation and is a member of both the Boston Security Analysts Society and the CFA Institute.

•  Scott B. Richards, CFA. Scott is a Vice President of SSgA and a Principal of SSgA FM. He joined the firm in 2006 and is a member of the SSgA North America Fixed Income Team focusing on high yield bonds. He has over 25 years of investment experience, including 20 years managing high yield bond portfolios. Scott holds a B.S. in Applied Economics from Cornell University, an MBA from the Amos Tuck School at Dartmouth, and has earned the Chartered Financial Analyst designation.

Core Opportunities and Concentrated Growth Opportunities Funds. These Funds are managed by the SSgA Global Fundamental Strategy Group. The portfolio managers identified below jointly and primarily have the most significant day-to-day responsibility for management of the Fund:

•  Chris Sunderland. Chris Sunderland is a Principal of SSgA and SSgA FM. Chris joined the firm in 1990 and is a member of the firm's Global Fundamental Strategies. US Large Cap Equity Team which manages US Large Cap Growth, US Large Cap Core and Socially Responsible Equity Strategies. Chris graduated from Babson College with a BS in finance and received his MBA from the F.W. Olin School of Business at Babson College. He is a member of The Boston Security Analysts Society and CFA Institute.

•  Rob Uek, CPA, CFA. Robert J. Uek is a Vice President of SSgA and a Principal of SSgA FM. Rob joined the firm in 2004 and is a member of the US Large Cap Equity Team. Prior to joining SSgA, Rob was with John Hancock Advisers for over eight years as a portfolio manager of its US large cap team. Rob is responsible for managing various US Equity Strategies and for analyzing equity securities in the financial services and consumer discretionary sectors. Rob earned a Bachelors degree in economics from Boston College and a Masters degree in Accounting from Northeastern University.

Small Cap, Aggressive Equity, Large Cap Value, Directional Core Equity and Core Edge Equity Funds. These Funds are managed by the SSgA US Active Equity Quantitative Team. The portfolio managers identified below are jointly and primarily responsible for the day-to-day management of the Fund:

•  Brian Shannahan, CFA. Brian is a Managing Director of SSgA and Principal of SSgA FM. Brian joined the firm in 2000 and is the head of the' firm's US Active Quantitative Equity Team. He received an MBA in Finance and Quantitative Methods from the University of Connecticut and a BSE in Chemical Engineering from Princeton University. Brian is a member of the Boston Security Analysts Society and the Association for Investment Management and Research (AIMR).

•  Christopher Zani, CFA, FRM. Chris is a Principal of SSgA and SSgA FM. Chris is a portfolio manager for the firm's US Active Quantitative Equity Team, with responsibility for quantitative strategies as well as current model analysis and research and development of new models. Prior to joining the firm in 2004, Chris worked for FactSet Research Systems where he was a quantitative specialist for the Northeast region. There, he was responsible for sales and support of factor testing and portfolio optimizer products, working with clients across a wide spectrum of the investment industry. Chris holds a Bachelor of Science from Providence College. He has earned the Chartered Financial Analyst designation and is a member of the Boston Security Analysts' Society and the CFA Institute. Chris is also a Certified Financial Risk Manager (FRM), and is a member of the Global Association of Risk Professionals.

•  Mike Arone, CFA. Mike is a Vice President of SSgA and a Principal of SSgA FM. Mike joined the firm in 1997 and is a member of the firm's US Active Quantitative Equity Team. He is responsible for portfolio management and research across multiple investment strategies. Michael holds a BS in Finance from Bentley College. He is a member of the Boston Security Analysts Society and the CFA Institute.

•  Anna Mitelman Lester, CFA. Anna is a Vice President of SSgA and a Principal of SSgA FM. Anna joined the firm in 2005 and is a member of the firm's US Active Quantitative Equity Team. She is responsible for portfolio management and research for the small cap investment strategies. Prior to joining SSgA, Anna was an analyst and portfolio manager at Putnam Investments and its subsidiary PanAgora Asset Management. Anna holds a BA in Computer Science and Mathematics from Wellesley College and an MBA from the MIT Sloan School of Management. She is a member of the Boston Security Analysts Society and CFA Institute.

•  Jim Johnson, CFA. Jim is a Vice President of SSgA and a Principal of SSgA FM. Jim joined the firm in 2005 and is a member of the US Active Quantitative Equity Team. He is responsible for portfolio management and research across multiple investment strategies. Prior to joining SSgA in 2005, he managed a market neutral hedge fund and mutual fund portfolios for American Express Financial Advisors. Jim holds a degree in Music Engineering Technology and a minor in Electrical Engineering from The University of Miami. He also holds an M.B.A. in Finance from The University of Minnesota Carlson School of Business. Jim earned the Chartered Financial Analyst designation in 1995.

Enhanced Small Cap and Disciplined Equity Funds. These Funds are managed by the SSgA Global Enhanced Equity Team. The portfolio managers identified below jointly and primarily have the most significant day-to-day responsibility for management of the Fund:

•  Chuck Martin, CFA. Chuck is a Vice President of SSgA and a Principal of SSgA FM. Chuck joined the firm in 2001 and is a member of the firm's Global Enhanced Equities Team. Prior to SSgA, Chuck was an equity analyst at SunTrust Equitable Securities where he covered technology companies. Chuck earned his Bachelor of Arts degree in Economics from Colby College and an MBA in Finance from Georgetown University. He is a member of CFA Institute and the Boston Security Analysts Society.

•  Ric Thomas, CFA. Ric is a Managing Director of SSgA and a Principal of SSgA FM. Ric joined the firm in 1998 and is a member of the firm's Global Enhanced Equities Team. Ric focuses on managing both large-cap and small-cap US strategies, as well as providing research on SSgA's stock-ranking models. Ric holds a Bachelors degree from Colorado State University, a Masters degree in Economics from the University of Colorado, and a MBA from the University of Chicago.

•  John O'Connell. John is a Vice President of SSgA and a Principal of SSgA FM. John joined the firm in 2000 and is a member of the firm's Global Enhanced Equities Team. John received his MBA from Boston University. He graduated from the University of Rochester with a BA in History.

IAM SHARES and S&P 500 Index Funds. These Funds are managed by the SSgA Global Structured Products Group. The portfolio managers identified below jointly and primarily have the most significant day-to-day responsibility for management of the Fund:

•  Karl Schneider. Karl is a Vice President of SSgA and a Principal of SSgA FM. Karl joined the firm in 1996 is a member of the firm's Global Structured Products Team. Karl manages a variety of the firm's domestic and international passive funds. Karl holds a Bachelor of Science degree in Finance and Investments from Babson College and also a Master of Science degree in Finance from the Carroll School of Management at Boston College. Additionally, he holds a Series 3 license from the National Futures Association.

•  John A. Tucker. John is a Vice President of SSgA, a Principal of SSgA FM, and Head of US Equity Markets in the Global Structured Products Group. He manages a number of domestic and international portfolios. In addition, he is responsible for new product research and development. Previously, John was head of the Structured Products group in SSgA's London office. Prior to joining the investment management group, he was the Operations Manager for SSgA's International Structured Products group where he was responsible for the operations staff and functions. He has been working in the investment management field since 1988. John received a BA in Economics from Trinity College and an MS in Finance from Boston College. He is a member of the Boston Security Analysts Society.

Tuckerman Active REIT Fund. The SSgA Tuckerman Active REIT Fund is managed by the Tuckerman Securities Team. The portfolio managers identified below are jointly and primarily responsible for the day-to-day management of the Fund:

•  Amos J. Rogers III. Amos is Managing Director of the Tuckerman Group with nearly 15 years commercial real estate lending, investment and asset management experience. Amos leads the real estate securities business and is the portfolio manager for the REIT investment strategies. He received his undergraduate degree form Clarkson University, and holds a Master of Science degree in management with a concentration in real estate finance from the MIT—Sloan School of Management.

•  Murat Sensoy, CFA. Murat is a portfolio manager for the Tuckerman Group and a member of the portfolio management team responsible for managing the fund. Prior to joining The Tuckerman Group in 2003, Murat worked as an international credit analyst for State Street Bank. He performs fundamental analysis on REIT securities and assists in the creation and modification of model REIT portfolios. Murat received a BA in economics from University of New Hampshire and holds a Masters degree in Financial Economics from Boston University.

Emerging Markets Fund. The SSgA Emerging Markets Fund is managed by the SSgA Emerging Markets Active Management Team. The portfolio managers identified below jointly and primarily have the most significant day-to-day responsibility for management of the Fund:

•  Brad Aham, CFA, FRM. Brad is a Managing Director of SSgA and a Principal of SSgA FM. Brad joined the firm in 1993 and is head of the Active Emerging Markets Equity Team. He is a founding member of the Active Emerging Markets strategy. He earned Bachelors degrees in both Mathematics and Economics from Brandeis University and an MBA from Boston University. Brad is a member of the Boston Securities Analyst Society and the Global Association of Risk Professionals.

•  Steve McCarthy, CFA. Stephen is a Vice President of SSgA and a Principal of SSgA FM. Steve joined the firm in 1998 and is a member of the firm's Active Emerging Markets team. Steve holds his AB from Harvard College, a Masters degree in Classics and Philosophy from Corpus Christi College, Oxford University, U.K. and an MBA from Columbia University. Steve is a past president of the Boston Security Analysts Society.

International Stock Selection Fund. The SSgA International Stock Selection Fund is managed by the SSgA Global Active Equity Quantitative Group. The portfolio managers identified below jointly and primarily have the most significant day-to-day responsibility for management of the Fund:

•  Paul Moghtader, CFA. Paul is a Managing Director of SSgA, a Principal of SSgA FM, and the director of the Non-US Developed Market Equities. Paul has extensive experience in portfolio management with previous responsibilities in SSgA's Paris and London offices. Prior to joining SSgA, Paul worked as a programmer of financial systems and has eight years of industry experience. Paul holds an MBA from JL Kellogg Graduate School of Management at Northwestern University and a BA in Economics from Macalester College.

•  Craig Scholl, CFA. Craig is a Vice President of SSgA and a Principal of SSgA FM. He joined the firm in 2000 and is a member of the Global Active Equity Team. Craig received a Bachelor of Science degree in Finance and Television Production from Syracuse University.

International Growth Opportunities Fund. The portfolio managers identified below are jointly and primarily responsible for the day-to-day management of the Fund:

•  Tim Corbett. Tim is a Vice President of SSgA and a Principal of SSgA FM. Tim joined the firm in 1996 and is a member of the firm's Global Fundamental Strategies Group. Tim is responsible for managing European, Asian, and Far East equities. Tim holds a BS in Finance from the Carroll School of Management at Boston College, an MBA from the McCallum School of Management at Bentley College, and an MS in Corporate Finance from the McCallum School of Management at Bentley College.

•  Ivka Kalus-Bystricky. Ivka is a Vice President of SSgA and a Principal of SSgA FM. Ivka joined the firm in 2004 and is a member of the firm's Global Fundamental Strategies Team. Before joining SSgA, Ivka was a senior portfolio manager of international and global funds at Baring Asset Management. Ivka holds a BA in Biology from Harvard University, an MA from the Fletcher School of Law and Diplomacy, and an MBA from INSEAD.

Life Solutions Balanced, Growth, and Income and Growth Funds. The SSgA Life Solutions Growth, Income and Growth and Balanced Funds are managed by the SSgA Asset Allocation Team. The portfolio managers identified below are jointly and primarily responsible for the day-to-day management of the Fund:

•  Michael Martel. Mike is a Vice President of SSgA and a Principal of SSgA FM. He joined the firm in 1994 and is a member of the Global Asset Allocation Team. Mike holds a BA in Economics from the College of the Holy Cross and Masters degrees in both Finance and Business Administration from the Carroll School of Management at Boston College.

•  Daniel Farley, CFA. Dan is a Vice President of SSgA and a Principal of SSgA FM. He joined SSgA in 1992 and is a member of the Global Asset Allocation team. Dan holds a BS from Stonehill College and an MBA from Bentley College.

ADDITIONAL INFORMATION ABOUT THE
FUNDS' INVESTMENT POLICIES
AND RISKS

The investment objective of each Fund is either fundamental or nonfundamental, as stated in "Principal Investment Strategies" above. A fundamental investment objective may only be changed with the approval of the Fund's shareholders. A nonfundamental investment objective may be changed by the Fund's Board of Trustees without shareholder approval.

This section contains a detailed description (arranged alphabetically) of particular types of instruments or particular investment strategies (Investment Policies) that are considered principal to the achievement of a Fund's investment objective, as identified in "Principal Investment Strategies" above. Risk information related to the Investment Policy described below is contained in the Principal Risks section. Additional risk information applicable to the Investment Policy may also be described below. Please read the Principal Risks section carefully. Investors are also encouraged to read the Statement of Additional Information (see back cover of this Prospectus for information on how to obtain the Statement of Additional Information). The Statement of Additional Information may contain more details on the Investment Policies described below. Additionally, each Fund has Investment Policies that are not principal to the achievement of the Fund's investment objective as well as investment restrictions that are described in the Fund's Statement of Additional Information. There can be no assurance that the Investment Policies will ensure achievement of any Fund's investment objective.

Asset-Backed Securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as over collateralization, a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience loss or delay in receiving payment and a decrease in the value of the security.

•  Prepayment Risk—Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. A Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a Fund invests in asset-backed securities, the values of such Fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

•  Other Risk Associated with Asset-Backed Securities—Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Cash Sweep Program. Pursuant to the terms and conditions of an SEC exemptive order and Internal Revenue Service private letter ruling, the SSgA Funds operate a Cash Sweep Program. In the Cash Sweep Program, uninvested cash balances of certain Funds are used to purchase shares of the Money Market or Prime Money Market Funds (the "Central Funds"). The SSgA Funds other than the Central Funds and the Yield Plus Fund are eligible to participate in the Cash Sweep Program (the "Participating Funds"). The Cash Sweep Program reduces the risk of counterparty default on repurchase agreements and the market risk associated with direct purchases of short-term obligations, while providing high current money market rates of return, ready liquidity and increased diversity of holdings. Shares of a Central Fund sold to and redeemed from a Participating Fund will not be subject to a sales load, distribution fee or service fee. If Central Fund shares sold to or redeemed from a Participating Fund are subject to any such distribution or service fee, the Advisor will waive its advisory fee for each Participating Fund in an amount that offsets the amount of such distribution and/or service fees incurred by the Participating Fund. The uninvested cash invested in a Central Fund may not exceed 25% of any Participating Fund's total assets. For purposes of this limitation, each Participating Fund will be treated as a separate investment company.

Commercial Paper and Other Short-Term Obligations. Commercial paper (including variable amount master notes and Funding agreements) are short-term promissory notes issued by corporations, partnerships, trusts or other entities, to finance short-term credit needs. Short-term obligations used by a Fund include non-convertible debt securities (e.g., bonds and debentures) with not more than 397 days (13 months) remaining to maturity at the time of purchase. Short-term obligations issued by trusts may include, but are not limited to, mortgage-related or asset-backed debt instruments, including pass-through certificates such as participation in, or Treasury bonds or notes backed by, pools of mortgages, or credit card, automobile or other types of receivables.

•  Section 4(2) Commercial Paper. Section 4(2) commercial paper is commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (Section 4(2) paper). Section 4(2) paper is restricted as to disposition under the Federal securities laws and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. As a result it suffers from a liquidity risk. Section 4(2) paper will not be subject to the SSgA Funds' percentage limitations on illiquid securities where the Board of Trustees (pursuant to guidelines they have adopted) determines that a liquid trading market exists.

•  Tax Exempt Commercial Paper. Tax exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is typically issued to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The Fund will only invest in commercial paper rated at the time of purchase not less than Prime-1 by Moody's Investors Service, Inc., A-1 by Standard & Poor's Rating Group or F-1 by Fitch's Investor Service.

Debt Securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Corporate bonds, government securities, repurchase agreements, and mortgage and other-asset-backed securities are considered debt securities. Debt securities may be issued by entities in either developed or emerging markets.

Depositary Receipts. Depositary Receipts are a type of common stock that are negotiable certificates issued by a bank of one country representing a specific number of shares of a stock traded on the exchange of another country, commonly referred to as European or Global Depositary Receipts. American Depositary Receipts are issued by a US bank representing a specific number of shares of a foreign stock traded on a US stock exchange. Depositary Receipts do not eliminate the risk inherent in investing in securities of foreign issuers, such as: (1) less publicly available information; (2) lack of uniform accounting, auditing and financial reporting standards, practices and requirements; (3) lower trading volume, less liquidity and more volatility for securities; (4) less government regulation of securities exchanges, brokers and listed companies; (5) political or social instability, civil unrest and acts of terrorism; and (6) the possibility of expropriation or confiscatory taxation. For purposes of a Fund's investment policies, a Fund's investments in Depositary Receipts will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

The issuer of the stock underlying the Depositary Receipts chosen for investment by the IAM SHARES Fund will either have collective bargaining agreements with the IAM or affiliated unions or will be constituents of the S&P 500 Index, or both. The issuer of the stock underlying the Depositary Receipts chosen for the S&P 500 Index Fund will be constituents of the S&P 500 Index.

Depositary Shares. A depositary share is a security, evidenced by an American Depositary Receipt, that represents a foreign security or a multiple of or fraction thereof deposited with a depositary.

Eligible Securities. Money market funds invest in securities which qualify as "eligible" securities under the SEC's rules applicable to money market mutual funds. At the time of acquisition, the Advisor has determined that these eligible securities present minimal credit risk. In general, eligible securities include securities that: (1) are rated in the highest category by at least two Nationally Recognized Statistical Rating Organizations (NRSRO); (2) are rated by one NRSRO in the highest category, if only one rating service has rated the security; or (3) if unrated, are of comparable quality, as determined by the Advisor in accordance with procedures established by the Board of Trustees.

Emerging Markets. Emerging market securities are equity securities issued by companies domiciled, or doing a substantial portion of their business, in countries determined by the Fund's Advisor to have a developing or emerging economy or securities market. A stock market is classified as "emerging" if it meets at least one of the two general criteria: (1) it is located in a low or middle income economy as defined by the World Bank, and/or (2) its investable market capitalization is low relative to its most recent Gross National Income (GNI) figures, as defined by the World Bank. However, due to the status of a country's stock market, the country may still qualify as an emerging market even if its GNI exceeds the amount identified by the World Bank as a low to middle income economy.

Equity Securities. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Common stocks, preferred stocks, convertible securities, and warrants are considered equity securities.

Equity Swaps. Equity swaps are used to preserve a return or spread on an investment and to gain equity exposure to a market at a lower price. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Please see Derivatives Risk in the Principal Risks section.

Eurodollar Certificates of Deposit (ECDs), Eurodollar Time Deposits (ETDs) and Yankee Certificates of Deposit (YCDs). ECDs are US dollar-denominated certificates of deposit issued by a bank outside of the United States. ETDs are US dollar-denominated deposits in foreign branches of US banks and foreign banks. YCDs are US dollar-denominated certificates of deposit issued by US branches of foreign banks.

Futures Contracts and Options on Futures. To equitize cash or for purposes of hedging a Fund's other investments, a Fund may enter into futures contracts that relate to securities in which it may directly invest and indexes comprised of such securities and may purchase and write call and put options on such contracts. A Fund may also purchase futures and options if cheaper than the underlying stocks or bonds. Futures and options on futures transactions of a Fund will be conducted so that the total amount paid on premiums for all such transactions will not exceed 5% of the value of a Fund's total assets. Further, a Fund will not enter into futures or options on futures contracts or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of a Fund's total assets.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

In particular, stock index futures are used by the Funds to equitize cash and cash equivalents so that the Funds may remain fully invested in the equity market. This will enable the Funds to facilitate demand for same day redemptions. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, a Fund is required to deposit an initial margin with the Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that a Fund will honor its futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

When trading futures contracts, a Fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

A Fund's transactions, if any, in options, futures, options on futures and equity swaps involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Please see Derivatives Risk in the Principal Risks section.

Foreign Government Securities. Foreign (non-US) government securities which the Fund may invest in generally consist of obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of "quasi-government agencies" and debt securities denominated in multinational currency units of an issuer. The Fund will not invest a material percentage of its assets in foreign government debt. Since these are obligations of foreign governments, they are particularly subject to a risk of default from political instability.

Foreign Issuers. Foreign issuers are corporations and banks organized under the laws of a foreign country or for which the principal trading market is in a foreign country and companies organized in the US with a majority of its assets or business outside the US. Foreign issuers may also issue corporate obligations, asset-backed securities, mortgages, depositary shares and certificates of deposit. Foreign corporations and banks issuing dollar-denominated instruments in the US are not necessarily subject to the same regulatory requirements that apply to US corporations and banks, such as accounting, auditing and recordkeeping standards, the public availability of information and, for banks, reserve requirements, loan limitations and examinations. This increases the possibility that a foreign corporation or bank may become insolvent or otherwise unable to fulfill its obligations on these instruments. Instruments are also subject to credit/default risk. There is the risk that an issuer of fixed-income securities held by a Fund may default on its obligation to pay interest and repay principal.

US Government Securities. US government securities are high-quality securities issued or guaranteed by the US Treasury or by an agency or instrumentality of the US government. US government securities may be backed by the full faith and credit of the US Treasury, the right to borrow from the US Treasury, or the agency or instrumentality issuing or guaranteeing the security.

Initial Public Offerings (IPOs). An IPO is the first public issue of common stock by a firm. Only IPOs of companies that fit within a Fund's investment strategy (including sector, industry and stock weightings), objective, and risk tolerance will be considered. There are two primary investment strategies that involve the use of IPOs:

•  IPO Trading. IPO trading is the practice of participating in an IPO and then immediately selling the security in the after-market. This is not a tax-efficient strategy.

•  IPO Holding. IPO holding is the practice of participating in an IPO with the intent of holding the security in the portfolio based on expected appreciation in value.

The Advisor's IPO allocation policy is designed to allocate shares of IPOs in a fair and equitable manner. The Advisor uses an automated IPO allocation system to allocate the IPO security shares on an equitable basis according to the account's investment policies and limitations.

Interest Rate Swaps, Credit Default Swaps, Total Return Swaps, and Interest Rate Caps, Floors and Collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Credit default swaps involve the receipt of floating or fixed-rate payments in exchange for assuming potential credit losses of an underlying security. Credit default swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. Total return swaps involve the receipt or payment of the "total return" of a defined underlying asset in exchange for the payment or receipt of a cash flow based on a predetermined floating rate. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. A Fund may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate and credit default swaps and total return swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecasts of market values or interest rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used. A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. These transactions are intended to be used as a hedge and not as a speculative investment. Please see Derivative Risk in the Principal Risks section.

Interfund Lending. The SSgA Funds have been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). The non-money market portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating Fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

Investment Grade Securities. Investment grade securities: (1) are rated in one of the four highest categories (or in the case of commercial paper, in the two highest categories) by at least one NRSRO; or (2) if not rated, are of comparable quality, as determined by the Advisor, in accordance with procedures established by the Board of Trustees. If a security is downgraded and is no longer investment grade, the Fund may continue to hold the security if the Advisor determines that such action is in the best interest of the Fund and if the Fund would not, as a result thereby, have more than 5% of its assets invested in non-investment grade securities. Investment grade securities include securities rated Baa by Moody's or BBB by S&P (and securities of comparable quality). These securities are considered as medium-grade obligations and are regarded as having speculative characteristics and an adequate capacity to pay interest and repay principal but have special characteristics.

Management of a Feeder Portfolio. A feeder fund may pursue its objective by investing substantially all of its assets in a corresponding master fund. This investment approach is commonly referred to as a master/feeder structure. The master fund may accept investments from multiple feeder funds, which bear the master fund's expenses in proportion to their assets. The S&P 500 Index Fund invests in the State Street Equity 500 Index Portfolio (the "S&P Master Fund"). The S&P Master Fund is a registered investment company with the same Advisor as the SSgA Funds and with substantially the same investment objective, policies and restrictions as the feeder fund, the SSgA S&P 500 Index Fund (the "Fund").

The Fund and the S&P Master Fund expect to maintain consistent investment objectives, but if they do not, the Fund will withdraw from the S&P Master Fund, receiving cash or securities in exchange for its interest in the master portfolio. The Fund's Board of Trustees would then consider whether the Fund should have the Advisor run the same strategy outside of the master/feeder structure, hire its own investment advisor, invest in a different master portfolio, or take other action. The Fund (either on its own or as part of a master/feeder structure) intends to invest in the stocks comprising the S&P 500 Index in proportion to the weightings of the index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the index in proportions expected to replicate generally the performance of the index as a whole.

In addition, from time to time, stocks are added to or removed from the index. The Fund may sell stocks that are represented in the index, or purchase stocks that are not yet represented in the index, in anticipation of their removal from or addition to the index.

In addition, the Fund may at times purchase or sell futures contracts on the index, or options on those futures, in lieu of investment directly in the stocks making up the index. The Fund might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the index. Alternatively, the Fund might use futures or options on futures to reduce its investment exposure to the index in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. The Fund may also, to the extent permitted by applicable law, invest in shares of other mutual funds whose investment objectives and policies are similar to those of the Fund. The Fund may also enter into other derivatives transactions, including the purchase or sale of options or entering into swap transactions, to assist in replicating the performance of the index.

It is anticipated that the correlation of a Fund's performance to that of its index will increase as the size of the Fund increases. The Fund's ability to achieve significant correlation between Fund and index performance may be affected by changes in securities markets, changes in the composition of the index and the timing of purchases and redemptions of Fund shares. The portfolio managers will monitor correlation. Should the Fund fail to achieve an appropriate level of correlation, this will be reported to the Fund's Board, which will consider alternative arrangements.

Money Market Securities. Money market securities are high-quality, short-term securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security's maturity. Examples of money market securities include bank certificates of deposit, bankers' acceptances, bank time deposits, notes, commercial paper and US government securities.

Mortgage-Backed Rolls. In a forward roll transaction, a Fund will sell a mortgage security issued by GNMA, FNMA or FHLMC to a dealer or other permitted entity and simultaneously agree to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold.

Mortgage-Backed Securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agricultural properties, commercial properties and mixed use properties (the "Mortgaged Properties"). The Mortgaged Properties may consist of detached individual dwelling units, multifamily dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

Types of mortgage-related securities in which a Fund may invest include: Government National Mortgage Association ("GNMA") Certificates ("Ginnie Maes"), Federal Home Loan Mortgage Corporation ("FHLMC") Mortgage Participation Certificates ("Freddie Macs"), Federal National Mortgage Association ("FNMA") Guaranteed Mortgage Certificates ("Fannie Maes") and Commercial Mortgage-Backed Securities ("CMBS"). Mortgage certificates are mortgage-backed securities representing undivided fractional interests in pools of mortgage-backed loans. These loans are made by mortgage bankers, commercial banks, savings and loan associations and other lenders.

Ginnie Mae is a wholly owned corporate instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of an interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration (FHA Loans), or guaranteed by the Veterans Administration (VA Loans), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the United States Treasury in an unlimited amount.

Fannie Mae is a stockholder owned corporation chartered under an act of the United States Congress. Each Fannie Mae Certificate is issued and guaranteed by Fannie Mae and represents an undivided interest in a pool of mortgage loans (a "Pool") formed by Fannie Mae. Fannie Mae has certain contractual responsibilities. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.

Freddie Mac is a publicly held US government sponsored enterprise. The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.

Municipal Securities. Municipal securities are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters of credit, guarantees, or insurance.

Non-Investment Grade Fixed-Income Securities. Securities rated below BBB by S&P or Baa by Moody's may involve greater risks than securities in higher rating categories.

Bonds rated below BBB by S&P (BB, B, CCC, CC and C) are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB or Ba indicates the lowest degree of speculation and D or C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Securities possessing Moody's Baa rating are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security is judged adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics and in fact may have speculative characteristics as well.

Options on Securities and Securities Indexes. The Fund may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of the Fund will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the Fund's total assets. Further, the Fund will not write a put or call option or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the Fund's total assets. With respect to the Directional Core Equity and Core Edge Equity Funds, options on securities and securities indexes are used for hedging purposes to reduce volatility and to potentially replicate a long security to allow the Fund to achieve capital appreciation. There can be no assurance that the use of this policy will enable the Directional Core Equity and Core Edge Equity Funds to achieve capital appreciation.

The Fund may purchase or sell options on securities indexes that are comprised of securities in which it may directly invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indexes are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

A Fund's transactions, if any, in options involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Please see Derivatives Risk in the Principal Risks section.

Portfolio Duration. Duration is a measure of the price sensitivity of a security to changes in interest rates. Unlike maturity, which measures the period of time until final payment is to be made on a security, duration measures the dollar-weighted average maturity of a security's expected cash flows (i.e., interest and principal payments), discounted to their present values, after giving effect to all maturity shortening features, such as call or redemption rights. With respect to a variable or floating-rate instrument, duration is adjusted to indicate the price sensitivity of the instrument to changes in the interest rate in effect until the next reset date. For substantially all securities, the duration of a security is equal to or less than its stated maturity. The Intermediate, Bond Market and High Yield Bond Funds have duration targets linked to specific indexes as described in Principal Investment Strategies. The Yield Plus Fund will maintain a portfolio duration of one year or less.

Portfolio Maturity. A money market Fund must limit its investments to securities with remaining maturities determined in accordance with applicable SEC regulations and must maintain a dollar-weighted average maturity of 90 days or less. The money market funds will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if the Advisor finds it advantageous or necessary. Investing in short-term money market instruments will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect a Fund's price or yield.

Preferred Stocks. Preferred stock, unlike common stock, generally confers a stated dividend rate payable from the corporation's earnings. If interest rates rise, a fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline either absolutely or relative to alternative investments. Preferred stock may have mandatory sinking fund provisions, as well as provisions that allow the issuer to redeem or call the stock. The right to payment of dividends and redemptions on preferred stock is generally subordinate to rights associated with a corporation's debt securities.

Real Estate Investment Trusts. Equity REITs are defined as REITs with 75% or greater of their gross invested book assets invested directly or indirectly in the equity ownership of real estate, and their value depends upon that of the underlying properties. Mortgage REITs are defined as REITs with 75% or more of their gross invested book assets invested directly or indirectly in mortgages. Mortgage trusts make construction, development or long-term mortgage loans, and are sensitive to the credit quality of the borrower. Hybrid REITs are defined as not meeting the equity or mortgage tests. The value of real estate investment trusts is also affected by management skill, cash flow, and tax and regulatory requirements.

Real Estate-Related Industries. In addition to real estate investment trusts, real estate industry companies may include: brokers or real estate developers; and companies with substantial real estate holdings, such as paper and lumber producers and hotel and entertainment companies.

Repurchase Agreements. A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price. If the party that enters into a repurchase agreement with the Fund is unable to honor its obligations under the repurchase agreement, the Fund could lose money.

S&P 500® Index. The S&P 500 Index Fund attempts to replicate the return of the S&P 500 Index and invests (either on its own or as part of a master/feeder structure) in all 500 stocks in the Index. Therefore, the construction of the index will impact the Fund. The Standard & Poor's (S&P) 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which are listed on the New York Stock Exchange. Stocks in the S&P 500 Index are weighted according to their float adjusted capitalizations. Component stocks included in the S&P 500 Index are chosen with the aim of achieving a distribution at the index level representative of the various components of the US GNP and therefore do not represent the 500 largest companies. The composition of the S&P 500 Index is based on such factors as the float adjusted capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group, and may be changed from time to time. A limited percentage of the Index may include foreign securities. The inclusion of a stock in the S&P 500 Index in no way implies that S&P believes the stock to be an attractive investment, nor is S&P a sponsor of or in any way affiliated with the Fund.

Securities Lending. A Fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a Fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a Fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a Fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a Fund will also bear the risk of any decline in value of securities acquired with cash collateral. A Fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any Fund.

Short Sales. The Directional Core Equity and Core Edge Equity Funds may enter into short sales. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of carrying the Fund's short position. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale. The Fund may purchase call options or sell put options to provide a hedge against an increase in the price of a security sold short by the Fund.

Treasury Inflation-Protected Securities. The Fund may invest in Inflation-Protected Securities ("IPS"), a type of inflation-indexed Treasury security. IPS provide for semiannual payments of interest and a payment of principal at maturity. In general, each payment will be adjusted to take into account any inflation or deflation that occurs between the issue date of the security and the payment date based on the Consumer Price Index for All Urban Consumers ("CPI-U").

Each semiannual payment of interest will be determined by multiplying a single fixed rate of interest by the inflation-adjusted principal amount of the security for the date of the interest payment. Thus, although the interest rate will be fixed, the amount of each interest payment will vary with changes in the principal of the security as adjusted for inflation and deflation.

IPS also provide for an additional payment (a "minimum guarantee payment") at maturity if the security's inflation-adjusted principal amount for the maturity date is less than the security's principal amount at issuance. The amount of the additional payment will equal the excess of the security's principal amount at issuance over the security's inflation-adjusted principal amount for the maturity date.

Variable and Floating Rate Securities. Variable and floating rate securities are instruments issued or guaranteed by entities such as the: (1) US government, or an agency or instrumentality thereof, (2) corporations, (3) financial institutions, (4) insurance companies, or (5) trusts. The US Government Money Market Fund may purchase variable and floating rate securities issued or guaranteed by the US government, or an agency or instrumentality thereof. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.

Securities purchased by a Fund may include variable and floating rate instruments, which may have a stated maturity in excess of the Fund's maturity limitations but which will, except for certain US government obligations, permit the Fund to demand payment of the principal of the instrument at least once every 13 months upon not more than 30 days' notice. Variable and floating rate instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the Fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have an active trading market) are subject to a Fund's percentage limitations regarding securities that are illiquid or not readily marketable. The Advisor will continuously monitor the creditworthiness of issuers of variable and floating rate instruments in which the SSgA Funds invest, and their ability to repay principal and interest. Variable and floating rate securities are subject to interest rate and credit/default risk.

The Yield Plus Fund will purchase variable and floating rate securities to help enable the Fund to maintain its desired portfolio duration. The Yield Plus Fund's investments include securities with greater than one year duration, and the reset feature on the variable and/or floating rate note can help to shorten the duration.

The Tax Free Money Market Fund may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of municipal obligations.

Warrants. Warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The Fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

TEMPORARY DEFENSIVE POSITION

Short-Term Investments (Yield Plus, Bond Market, Intermediate, High Yield Bond, Disciplined Equity, Small Cap, Core Opportunities, Tuckerman Active REIT, Aggressive Equity, IAM SHARES, Concentrated Growth Opportunities, Large Cap Value, Enhanced Small Cap, Directional Core Equity, Core Edge Equity, Emerging Markets, International Stock Selection, and International Growth Funds). For defensive purposes, the Funds may temporarily invest, without limitation, in short-term fixed income securities. High quality, investment grade securities include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations, commercial paper, bank certificates of deposit, bankers' acceptances and time deposits. This strategy may be inconsistent with the Fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the Fund not achieving its investment objective. In addition, with respect to the Bond Market, High Yield Bond, Yield Plus and Intermediate Funds, when using this strategy the weighted average maturity of securities held by the Fund will decline, which will possibly cause its yield to decline as well.

Taxable Investments (Tax Free Money Market Fund). From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund's net assets) or for temporary defensive purposes, the Fund may invest without limitation in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a rating agency; obligations of the US Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch; certificates of deposit of US domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by the Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors. Under normal market conditions, the Fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments. When investing for defensive purposes, the Fund may not achieve its investment objective. This temporary defensive strategy may be inconsistent with the Fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions.

Life Solutions Funds. Each Life Solutions Fund may temporarily deviate from its asset allocation range for defensive purposes. When investing for defensive purposes, a Fund may not achieve its investment objective.

SHAREHOLDER INFORMATION

PURCHASE OF FUND SHARES

Distribution and Eligible Investors. Shares of the SSgA Funds are offered without a sales commission by State Street Global Markets, LLC (the "Distributor"), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity.

Minimum Initial and Subsequent Investments and Account Balance. A Fund requires a minimum initial investment of $1,000, with the exception of IRA accounts,

for which the minimum initial investment is $250, and the S&P 500 Index Fund, for which the minimum investment is $10,0001. Subsequent investments must be at least $100. Shareholder accounts held through financial intermediaries that maintain one or more accounts with the Funds (including fee-based wrap accounts, IRA accounts or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement. You may invest in the IAM SHARES Fund with an initial investment of $100 provided a $50 automatic monthly investment is established. An investment in a Fund (other than IRA accounts or active automatic monthly investment accounts) may be subject to redemption at the Fund's discretion if the account balance is less than $1,000 ($10,000 for the S&P 500 Index Fund) as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the required minimum. Failure to bring the account balance to the required minimum may result in the Transfer Agent closing the account at the net asset value (NAV) next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. If you are purchasing Fund assets through a pension or other participation plan, you should contact your plan administrator for further information on purchases.

Emerging Markets Fund. The SSgA Emerging Markets Fund is closed to purchases (including exchanges from other SSgA Funds) by new investors. The 5 into the Fund. The Advisor, subject to approval by the Board of Trustees of the Funds, may reopen the Fund at any time.

Existing account holders of the Fund may continue to contribute to their accounts. With respect to Fund holdings through financial intermediary omnibus account arrangements, the following will apply:

•  Employee Benefit Plans (i.e., 401(k), 403(b) plans): If the Fund was an investment option prior to the closing date, such plan participants may invest in the Fund at any time.

•  Plan record keepers will not be allowed to direct new plans to invest in the Fund.

•  Plan participants invested in the Fund through their employer's plan who receive a distribution from such plan may open an IRA rollover account in the Fund; but no other type of account.

•  Brokerage Accounts: Broker-dealers that have existing selling and/or service agreements with the Fund's Distributor may allow accounts invested in the Fund to continue to contribute to their accounts; however such broker-dealers may not allow new accounts in the Fund.

•  No new broker-dealers will be allowed to enter into selling and/or service agreements for the Fund with the Distributor.

•  Clearing service providers have been notified that they may allow broker-dealer correspondents with existing positions in the Fund to continue to invest in the Fund (via such clearing firm); however no new broker-dealer correspondents may invest in the Fund.

•  Registered Investment Advisor ("RIAs") Accounts / Platform Arrangements: RIAs that have positions in the Fund on behalf of clients may continue to contribute to the accounts of such clients; however, subject to the statement directly following this sentence, RIAs may not allow new accounts in the Fund.

•  RIAs may allow new accounts in the Fund solely in connection with their inclusion in an existing proprietary collective asset allocation program, model or strategy.

•  New RIAs will not be allowed to open accounts through a platform arrangement.

•  Charitable Foundations / Endowments: Charitable foundations, endowments and other tax exempt institutions that have accounts in the Fund may continue to contribute to such accounts and open new accounts.

The Fund acknowledges that it may not be able to monitor certain omnibus account arrangements for compliance with these restrictions on a timely basis. The Fund has requested that financial intermediaries responsible for omnibus arrangements use their best efforts to comply with this request to close the Fund to new investors. Employees, officers, directors and trustees of the SSgA Funds, the Advisor or the Advisor's affiliates, and their immediate family members may open new accounts in the Fund.

Purchase Dates and Times (All Funds Except Money Market, US Government Money Market, Tax Free Money Market and Yield Plus Funds). Fund shares may be purchased on any business day at the net asset value next determined after the receipt of the purchase order. A business day is one on which the New York Stock Exchange is open for regular trading. All purchases must be made in US dollars. Purchase orders in good form (described below) and payments for Fund shares by check must be received by the Transfer Agent prior to the close of the regular trading session of the New York Stock Exchange, which ordinarily is 4 p.m. Eastern time, to be effective on the date received. Payment by wire must be received prior to the closing of the Federal Reserve. If an order or payment is received on a non-business day or after the close of the New York Stock Exchange, the order will be effective on the next business day.

1  Shareholders with accounts established prior to December 24, 1997 are not subject to the $10,000 minimum requirement of the S&P 500 Index Fund.

Purchase Dates and Times (Money Market, US Government Money Market, Tax Free Money Market and Yield Plus Funds). Fund shares may be purchased on any business day at the net asset value next determined after the receipt of the purchase order. A business day is one on which the New York Stock Exchange is open. The Federal Reserve is closed on certain holidays on which the New York Stock Exchange is open. These holidays are Columbus Day and Veteran's Day. On these holidays, you will not be able to purchase shares by wiring federal funds because federal funds wiring does not occur on these holidays. All purchases must be made in US dollars.

In order to be effective on the date received, purchase orders in good form (described below) and payments for Fund shares by check must be received by the Transfer Agent:

•  Money Market, Tax Free Money Market and Yield Plus Funds: Prior to the close of the New York Stock Exchange; and

•  US Government Money Market Fund: Prior to 3 p.m. Eastern time.

If an order or payment is received on a non-business day or after the times listed above, the order will be effective on the next business day.

Notwithstanding the foregoing provisions, the SSgA Money Market, US Government Money Market, and Tax Free Money Market Funds (the "Money Market Funds") reserve the right to accept orders to purchase or redeem shares on any day that is not a business day and the Federal Reserve or National Securities Clearing Corporation ("NSCC")remains open. Also, any of the Money Market Funds may designate special hours of operation on any such day. In the event that any of the Money Market Funds invoke the right to accept orders to purchase or redeem shares on any day that is not a business day or adopt special hours of operation, the Funds will post advance notice of these events at www.ssgafunds.com.

Net Asset Value and Dividend Policy Upon Purchase

•  Money Market Fund: Orders received by the Transfer Agent prior to the close of the New York Stock Exchange earn the dividend on the date of purchase provided payment is received prior to the New York Stock Exchange close for checks and prior to the close of the Federal Reserve for wire payments. NSCC settlement payments are received after the fund closing; therefore the dividend is earned the day following settlement (generally trade date + 2).

•  US Government Money Market Fund: Orders received by the Transfer Agent prior to 3 p.m. Eastern time will receive that day's net asset value and will earn the dividend declared on the date of purchase provided payment is received prior to the New York Stock Exchange close for checks and prior to the close of the Federal Reserve for wire payments. NSCC settlement payments are received after the fund closing; therefore the dividend is earned the day following settlement (generally trade date + 2).

•  Tax Free Money Market Fund: Orders received by the Transfer Agent: (1) by 12 noon Eastern time will receive that day's net asset value and earn the dividend declared on the date of purchase; and (2) after 12 noon but before the close of the New York Stock Exchange (generally 4 p.m. Eastern time) will receive that day's net asset value but will not earn the dividend declared on the date of purchase provided payment is received prior to the New York Stock Exchange close for checks and prior to the close of the Federal Reserve for wire payments. NSCC settlement payments are received after the fund closing therefore the dividend is earned the day following settlement (generally trade date + 2).

•  Yield Plus Fund: Orders received by the Transfer Agent: (1) by 12 noon Eastern time will receive that day's net asset value and earn the dividend declared on the date of the purchase; and (2) after 12 noon Eastern time and before the close of the New York Stock Exchange (generally 4 p.m. Eastern time) will receive that day's net asset value but will not earn the dividend declared on day of purchase provided payment is received prior to the New York Stock Exchange close for checks and prior to the close of the Federal Reserve for wire payments. NSCC settlement payments are received after the fund closing therefore the dividend is earned the day following settlement (generally trade date + 2).

All payments must be received by the Transfer Agent prior to the close of the Federal Reserve on the day the trade is placed except as noted above. Payment received without an order being placed into the Transfer Agent prior to the fund closing, check purchases and exchange purchases will begin earning dividends the following business day after the purchase date (trade date + 1).

Order and Payment Procedures. There are several ways to invest in the SSgA Funds. The Funds require a purchase order in good form, which consists of a completed and signed application for each new account, unless the account is opened through a third party which has a signed agreement with the Distributor or the SSgA Funds and does not require a completed application to be submitted to the SSgA Funds. For additional information, including the IRA package, additional applications or other forms, call the Customer Service Department at 1-800-647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.ssgafunds.com.

Customer Identification. We are required by law to obtain certain personal information from you which will be used by us to verify your identity. When you open an account, we will ask for your name, residential address, date of birth (for individuals), taxpayer or other government identification number and other information that will allow us to identify you. We may also request to review other identifying documents such as driver's license, passport or documents showing the existence of the business entity. If you do not provide the personal information requested on the account application, we may not be able to open your account. Failure to provide the personal information requested on the account application may also result in a delay in the date of your purchase or in the rejection of the application and the return of your investment monies. After your account has been opened, if we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable. The SSgA Funds reserve the right to reject any purchase order.

Large Transaction Notification. To allow the Advisor to manage the Money Market, US Government Money Market, Tax Free Money Market and Yield Plus Funds most effectively, investors are strongly urged to initiate all trades (investments, exchanges or redemptions of shares) as early in the day as possible. Please notify the Transfer Agent at least one day in advance of transactions in excess of $25 million in the Yield Plus and Money Market Funds, and in excess of $5 million in the US Government Money Market and Tax Free Money Market Funds. The SSgA Funds reserve the right to reject purchase orders in the absence of adequate notification of a purchase order in excess of the amounts stated above.

Mail. For new accounts, please mail the completed application and check. Additional investments should also be made by check. You must include the Fund name and account number on your check, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds or State Street Bank. If using a servicing agent or broker-dealer, please verify with them the proper address or instructions required before writing and mailing your check. All purchase requests should be mailed to one of the following addresses:

Regular Mail:	Registered, Express or Certified Mail:
SSgA Funds P.O. Box 8317 Boston, MA 02266-8317	SSgA Funds 30 Dan Road Canton, MA 02021

All purchases made by check should be in US dollars from a US bank. Third party checks for initial purchases and checks drawn on credit card accounts for new and initial purchases will not be accepted.

Federal Funds Wire. You may make initial or subsequent investments by wiring federal funds to State Street Bank by:

1.  Telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time, and stating: (a) your account registration number, address and social security or tax identification number; (b) the name of the Fund in which the investment is to be made and the account number; and (c) the exact amount being wired.

2.  Instructing the wiring bank to wire federal funds to:

State Street Bank and Trust Company
2 Avenue DeLafayette, Boston, MA 02111
ABA #0110-0002-8
DDA #9904-631-0
SSgA (Name of Fund) Fund(s)
Account Number and Registration
Dollar Amount Per Account (if one wire is to cover more than one purchase)

If all wires, checks and transfers are not identified properly as instructed above, the Transfer Agent may delay, reject and/or incorrectly apply the settlement of your purchase. Any wires received at State Street Bank without a corresponding call into the Customer Service Department will be purchased as indicated on the wire at the next determined net asset value and will earn the dividend declared on the next business day, if applicable according to the Fund.

Automatic Investment Plan. Once the initial investment has been made, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit through Automatic Clearing House (ACH) by debiting your bank checking account. Please complete the appropriate section of the application and attach a voided personal check to correctly code your account with the bank instructions. Once this option has been established, you may call the Customer Service Department at 1-800-647-7327 prior to 4 p.m. Eastern time to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.

In-Kind Purchase of Securities. The SSgA Funds, at the Funds' discretion, may permit you to purchase shares through the exchange of other securities you own. Any securities exchanged must meet the following criteria:

1.  The investment objective, policies and limitations must match that of the Fund;

2.  The shares must have a readily ascertainable market value;

3.  The shares must be liquid;

4.  The shares must not be subject to restrictions on resale; and

5.  The market value of any securities exchanged, plus any cash, must be at least $25 million; the SSgA Funds reserve the right to make exceptions to this minimum or to increase the minimum at its discretion.

Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled—ordinarily within three business days following the date of the exchange.

The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Funds will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Custodian and prior to the exchange will be considered in valuing the securities. All interest, dividends subscription or other rights attached to the securities become the property of the Funds, along with the securities.

REDEMPTION OF FUND SHARES

Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request by following one of the methods described below.

Redemption requests must be received prior to the close of the New York Stock Exchange (which ordinarily is 4 p.m. Eastern time) in order to be effective on the date received. Payments of redemption proceeds ordinarily will be sent the next business day (except as noted below) and, unless otherwise specified, will be sent to your address of record.

If you purchased Fund shares by check or an automatic investment program (AIP) and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the Fund will generally postpone sending redemption proceeds until it can verify that the check or AIP investment has been collected, but in no event will this delay exceed 15 days. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check.

Notwithstanding the foregoing provisions, the Money Market Funds reserve the right to accept orders to purchase or redeem shares on any day that is not a business day and the Federal Reserve or National Securities Clearing Corporation remains open. Also, any of the Money Market Funds may designate special hours of operation on any such day. In the event that any of the Money Market Funds invoke the right to accept orders to purchase or redeem shares on any day that is not a business day or adopt special hours of operation, the Funds will post advance notice of these events at www.ssgafunds.com.

Dividend Payment Policy Upon Redemption. All written requests and redemption proceeds that are sent by check or ACH (versus wire) will receive that day's dividend.

•  Money Market Fund: No dividends will be paid on shares on the date of redemption.

•  US Government Money Market Fund: Redemption requests must be received prior to 3 p.m. Eastern time in order to be effective on the date received. No dividends will be paid on shares on the date of redemption.

•  Tax Free Money Market Fund: A dividend will be paid on shares redeemed if the redemption request is received by the Transfer Agent after 12 noon Eastern time but before the close of the New York Stock Exchange. Telephone redemption requests received before 12 noon Eastern time will not be entitled to that day's dividend.

•  Yield Plus Fund: A dividend will be paid on shares redeemed if the redemption request is received by the Transfer Agent at or after 12 noon Eastern time but before the close of the New York Stock Exchange. Redemption requests received before 12 noon Eastern time will not be entitled to that day's dividend.

Redemption Proceeds by Wire. Upon request, redemption proceeds of $1,000 or more will be wire transferred to your account at a domestic commercial bank that is a member of the Federal Reserve System. You must indicate this option on your application or letter of instruction in good order. If bank instructions are not indicated on the account, a medallion guaranteed letter of instruction is required to add the bank information to send proceeds via wire. The SSgA Funds do not provide wire transfer service for redemption proceeds of less than $1,000. The shares will be redeemed from the account on the day the redemption instructions are received and the proceeds wire will normally be sent the next business day, but may take up to seven business days. Although the SSgA Funds do not charge a fee for this service, it reserves the right to charge a fee for the cost of wire-transferred redemptions, and your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature.

Shareholders will receive redemption proceeds by wire as follows:

•  Money Market—Requests must be received prior to the close of the New York Stock Exchange (ordinarily 4 p.m. Eastern time). The shares will be redeemed using that day's closing price, and the proceeds ordinarily will be wired the same day according to pre-designated instructions. On Federal Reserve holidays, redemption proceeds ordinarily will be sent the next business day. On days on which the Bond Market Association recommends an early or complete closure of the bond markets, redemption proceeds may be sent the next business day.

•  Yield Plus—Requests must be received prior to the close of the New York Stock Exchange. Requests received prior to 12 noon Eastern time will receive the net asset value next determined after the receipt of the redemption order, and the proceeds ordinarily will be wired the same day, unless the request is for 100% of the account. Because Yield Plus has a fluctuating NAV, redemption requests for 100% of the account (if received prior to 12 noon Eastern time) will have 100% of the shares redeemed using that day's closing price, with 95% of the proceeds being wired the same day and the remaining 5% automatically wired the following business day. All requests received at or after 12 noon Eastern time will receive the net asset value next determined after receipt of the redemption order and the proceeds ordinarily will be wired the following business day. On Federal Reserve holidays, redemption proceeds ordinarily will be sent the next business day. On days on which the Bond Market Association recommends an early or complete closure of the bond markets, redemption proceeds may be sent the next business day.

•  US Government Money Market—Redemptions must be received prior to 3 p.m. Eastern time. The shares will be redeemed using that days' closing price, and the proceeds ordinarily will be wired the same day according to pre-designated instructions. On Federal Reserve holidays, redemption proceeds ordinarily will be sent the next business day. On days on which the Bond Market Association recommends an early or complete closure of the bond markets, redemption proceeds may be sent the next business day.

•  Tax Free Money Market—Redemptions must be received prior to 12 noon Eastern time. The shares will be redeemed using that day's closing price and the proceeds ordinarily will be wired the same day according to pre-designated instructions. Redemption instructions received after 12 noon and before the close of the New York Stock Exchange (ordinarily 4 p.m. Eastern time) will receive that day's closing price and the proceeds ordinarily wired the following business day. On days on which the Bond Market Association recommends an early or complete closure of the bond markets, redemption proceeds may be sent the next business day.

•  All Other Funds—Requests must be received prior to the close of the New York Stock Exchange (ordinarily 4 p.m. Eastern time). The shares will be redeemed using that day's closing price, and the proceeds ordinarily will be wired the following business day, but may take up to seven days.

Redemption Proceeds by Check. Telephone redemption requests for proceeds less than $50,000 may be sent by check and to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price. All proceeds by check will normally be sent the following business day. Requests for redemptions over $50,000 must be in writing and bear a medallion guarantee. Please follow instructions under "Redemption and Exchange Requests in Writing."

Checkwriting Service (Money Market, US Government Money Market and Tax Free Money Market Funds only). If you have authorized the check writing feature on the application and have completed the signature card, you may redeem shares in your account by check, provided that the appropriate signatures are on the check. The minimum check amount is $500. There is a one-time service charge of $5 per Fund to establish this feature, and you may write an unlimited number of checks provided that the account minimum of $1,000 per Fund is maintained.

Telephone and Other Electronic Redemptions. Shareholders may normally redeem Fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The SSgA Funds and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the SSgA Funds, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing and bear a medallion guarantee. See "Redemption and Exchange Requests in Writing." The SSgA Funds, the Distributor or the Transfer Agent will be responsible for fraudulent or unauthorized instructions received only if they act with willful misfeasance, bad faith or gross negligence.

During periods of significant or unusual economic or market activity, shareholders giving instructions by phone may encounter delays.

Redemption and Exchange Requests in Writing. In certain circumstances, a shareholder will need to make a request to sell or exchange shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). In order for a redemption or exchange request to be received by the Transfer Agent in good form, the shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a medallion guarantee, which protects them against fraudulent orders. A written request for redemption or exchange with a medallion guarantee will be required if:

1.  Your address of record has changed within the past 60 days;

2.  You are redeeming more than $50,000 worth of shares;

3.  You are requesting that a payment be sent to an address other than the address of record; or

4.  You are requesting that a payment be made payable to persons other than the registered owner(s).

Medallion guarantees can usually be obtained from the following sources:

1.  A broker or securities dealer, registered with a domestic stock exchange;

2.  A federal savings, cooperative or other type of bank;

3.  A savings and loan or other thrift institution;

4.  A credit union; or

5.  A securities exchange or clearing agency.

Please check with the institution prior to signing to ensure that they are an acceptable medallion guarantor. A notary public cannot provide a medallion guarantee.

Seller	Requirements for Written Requests
Owner of individual, joint, sole proprietorship, UGMA/ UTMA (custodial accounts for minors) or general partner accounts	• Letter of instruction, signed by all persons authorized to sign for the account stating general titles/capacity, exactly as the account is registered; and
• Medallion guarantee, if applicable (see above).

Owners of corporate or association accounts	• Letter of instruction signed by authorized person(s), stating capacity as indicated by the corporate resolution;
• Corporate resolution, certified within the past 6 months; and
• Medallion guarantee, if applicable (see above).

Owners or trustees of trust accounts	• Letter of instruction, signed by all trustees;
• If the trustees are not named in the registration, please provide a copy of the trust document, proof of capacity or incumbency and court order certified within the past 60 days; and
• Medallion guarantee, if applicable (see above)

Joint tenancy shareholders whose co-tenants are deceased	• Letter of instruction signed by surviving tenant(s); • Certified copy of the death certificate; and • Medallion guarantee, if applicable (see above).

Please contact the Customer Service Department at 1-800-647-7327 for questions and further instructions.

In-Kind Redemptions. The Fund may pay any portion of the redemption amount in excess of $15 million by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security.

Systematic Withdrawal Plan by Check. If your account balance is over $10,000, you may request periodic cash withdrawals automatically be paid to you or any person you designate. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

Systematic Withdrawal Plan by ACH. You may make automatic withdrawals of $100 or more by completing the appropriate sections of the application. You must also attach a voided check to code your account with the correct wire instructions. This option allows you to designate future withdrawal dates and amounts as long as your account balance is over $10,000.

Please note that proceeds from ACH withdrawals will be transmitted to the investor's bank within two business days after the trade is placed or executed automatically.

Suspension of Shareholder Redemptions. The SSgA Funds reserve the right to suspend the right of shareholder redemption, or postpone the date of payment for more than seven days: (1) if emergency conditions should exist, as specified in the 1940 Act, or as determined by the SEC, as a result of which disposal of portfolio securities or determination of the net asset value of the Funds are not reasonably practicable; (2) for any period during which trading on the New York Stock Exchange is restricted as determined by the SEC or the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (3) for such other periods as the SEC may by order permit for the protection of shareholders of the Funds.

EXCHANGES

Telephone Exchange and Systematic Exchange. Subject to satisfying the minimum investment requirement, investors may have $100 or more of their Fund shares exchanged for shares of any other SSgA Fund on a business day. There is no charge for this service. To use this option, contact the Customer Service Department at 1-800-647-7327.

For telephone exchanges, shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent (please see Redemption and Exchange Requests in Writing above). Exchanges may be made over the phone if the registrations of the two accounts are identical. For systematic exchanges, you can choose the date, the frequency (monthly, quarterly or annually) and the amount. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the Fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss to the shareholder. Please contact your tax advisor. The SSgA Funds reserve the right to terminate or modify the exchange privilege in the future. Shares exchanged into the Money Market Funds and Yield Plus Fund will begin earning dividends the next business day after the trade is processed (generally trade date + 1).

MARKET TIMING/EXCESSIVE TRADING

The Board of Trustees has adopted a policy to discourage excessive trading or "market timing." Frequent trading of Fund shares, often in response to short-term fluctuations in the market, also known as "market timing," is not knowingly permitted by the SSgA Funds. Short-term or excessive trading into and out of a Fund may harm the Fund's performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Accordingly, the SSgA Funds discourage excessive trading and reserve the right to refuse or restrict a future purchase by any person if it reasonably believes that such purchase or sale is part of a market timing strategy. As a means to protect the Funds and their shareholders from harmful short-term and excessive trading: (1) cash flows are monitored on all of the Funds on a daily basis to detect and investigate large movements; and (2) with respect to Funds that invest in securities that trade on foreign markets, pursuant to the Funds' Fair Valuation Procedures, pricing adjustments may be made based on information received from a third party multi-factor fair valuation pricing service. For a more detailed discussion of the Funds' pricing policies, please refer to the Prospectus section entitled "Pricing of Fund Shares."

Although there is generally no consensus in the marketplace as to what level of trading activity constitutes excessive trading, we may consider trading in the Fund's shares to be excessive if: you sell shares within a short period of time after the shares were purchased; you make two or more purchases and redemptions within a short period of time; you enter into a series of transactions that is indicative of a market timing pattern or strategy; or we reasonably believe that you have engaged in such practices in connection with other SSgA mutual funds.

If the Fund discovers that an investor or a client of a broker has engaged in excessive trading, the investor or broker will be asked to cease such activity and the Fund may refuse to process such investor's or broker's purchase orders (including purchases effected as exchanges). Of course, your right to purchase shares through an automatic investment plan or redeem your shares in full (or in part through a systematic withdrawal plan) are unaffected by these restrictions. In determining whether to take such actions, the SSgA Funds seek to act in a manner that is consistent with the best interests of its shareholders. Although the Funds will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. While the SSgA Funds attempt to discourage market timing, there can be no guarantee that it will be able to identify investors who are engaging in excessive trading or limit their trading practices. Additionally, frequent trades of small amounts may not be detected. However, the SSgA Funds have entered into agreements with Intermediaries that require the Intermediaries to provide upon request trading information at the underlying shareholder level. Nevertheless, the SSgA Funds recognize that it may not always be able to detect or prevent market timing activity or other activity that may disadvantage the Funds or its shareholders.

DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS

The SSgA Funds have adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. The Plan allows a Fund to pay distribution and other fees for the sale and distribution of Fund shares and for services provided to shareholders. In addition, under the Plan, a Fund may pay shareholder servicing fees to Intermediaries, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Payments to the Distributor by the SSgA Funds for the sale and distribution of Fund shares are not permitted by the Plan to exceed .25% of the Fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The SSgA Funds are offered without imposition of a front-end sales load or contingent deferred sales load. Long-term shareholders of a Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

The Advisor or Distributor, or an affiliate of the Advisor or Distributor, out of its own resources, and without additional cost to the SSgA Funds and their shareholders, may directly or indirectly make additional cash payments, as described below, to Intermediaries who sell shares of the SSgA Funds. Such payments and compensation are in addition to the Rule 12b-1 fees paid by the SSgA Funds. These additional cash payments are generally made monthly to Intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the Intermediary. Cash compensation may also be paid to Intermediaries for inclusion of a Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Intermediary provides shareholder services to Fund shareholders. Additional cash payments to Intermediaries will vary. For more information regarding these arrangements, please read "Distribution and Shareholder Servicing" in the Statement of Additional Information.

From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor, may also pay non-cash compensation to the sales representatives of Intermediaries. Examples of such compensation include the following: (1) ordinary and usual gratuities, tickets and other business entertainment; and/or (2) sponsorship of regional or national events of Intermediaries. The cost of all or a portion of such non-cash compensation may be borne indirectly by the SSgA Funds as expense reimbursement payments to the Distributor under the Plan.

Third Party Transactions. The SSgA Funds have authorized Intermediaries to accept purchase, redemption and exchange orders on the Fund's behalf. The Intermediary is responsible for the timely delivery of any order to the SSgA Funds. Therefore, orders received prior to the close of the New York Stock Exchange by an Intermediary that has been authorized to accept orders on the Fund's behalf (or other intermediaries designated by the Intermediary) will be deemed accepted by the Fund the same day and will be executed at that day's closing share price. Each Intermediary's agreement with the Fund permits the Intermediary to transmit orders received by the Intermediary (or its designee) prior to the close of regular trading on the New York Stock Exchange to the Fund after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the Intermediary (or its designee). The Funds are not responsible for the failure of an Intermediary to process a transaction for you in a timely manner. If you are purchasing, selling, exchanging or holding Fund shares through a program of services offered by an Intermediary, you may be required by the Intermediary to pay additional fees. You should contact the Intermediary for information concerning what additional fees, if any, may be charged.

PRICING OF FUND SHARES

All of the Funds except the US Government Money Market, Tax Free Money Market and Yield Plus Funds determine the price per share once each business day at the close of the regular trading session of the New York Stock Exchange, which ordinarily is 4 p.m. Eastern time. A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days.

The US Government Money Market Fund determines the price per share once each business day, at 3 p.m. Eastern time.

The Tax Free Money Market Fund and Yield Plus Fund determine the price per share twice each business day as of 12 noon Eastern time and as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4 p.m. Eastern time).

The Life Solutions Funds' net asset value is determined by referencing the net asset value of each of the Funds which are Underlying Funds of the Life Solutions Funds and the net asset value of any exchange traded funds that are Underlying Funds (as of 4 p.m. Eastern time). The Life Solutions Funds are priced contemporaneously with the Underlying Funds.

The price of Fund shares is computed by dividing the current value of the Fund's assets (less liabilities) by the number of shares of the Fund outstanding and rounding to the nearest cent. Share value for purchase, redemption or exchange will be based on the net asset value next calculated after your order is received in good form (i.e., when all required documents and your check or wired funds are received). See "Purchase of Fund Shares," "Redemption of Fund Shares," and "Exchanges" for more information.

The SSgA Funds value portfolio securities according to Board-approved Securities Valuation Procedures, including Market Value Procedures, Fair Value Procedures and Pricing Services. Money market fund securities are priced using the amortized cost method of valuation; as are debt obligation securities maturing within 60 days of the valuation date, unless the Board determines that amortized cost does not represent market value of short-term debt obligations.

Ordinarily, the SSgA Funds value each portfolio security based on market quotations provided by Pricing Services, alternative pricing services or dealers, and fair valuation pricing adjustments from third parties (when permitted by the Market Value Procedures). Generally, Fund securities are valued at the close of the market on which they are traded as follows:

•  US listed equities; equity and fixed income options: Last sale price; last bid price if no sales;

•  US over-the-counter equities: Official closing price; last bid price if no closing price;

•  Foreign equities: Official closing price, where available, or last sale price; last bid price if no closing price, adjusted to reflect the Administrator's or Custodian's determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV (such adjustments are made pursuant to information received from a third party multi-factor fair valuation pricing recommendation);

•  Listed ADRs/GDRs: Last sale price; last bid price if no sales;

•  Municipal bonds, US bonds, Eurobonds/foreign bonds: Evaluated bid price; broker quote if no evaluated bid price;

•  Futures: Settlement price.

If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the SSgA Funds will use the security's fair value, as determined in accordance with Fair Value Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. The Funds may use the fair value of a portfolio security to calculate their NAV when, for example: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed; (2) trading in a portfolio security is suspended and not resumed prior to the time as of which the Funds calculate their NAV; (3) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Funds calculate their NAV; (4) a security's price has remained unchanged over an extended period of time (often referred to as a "stale price"), or (5) the Custodian or Administrator determines that a market quotation is inaccurate. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Funds' Board of Trustees believes reflects fair value. A security valued on the basis of an evaluation of its fair value may be valued at a price higher or lower than available market quotations. A security's valuation may differ depending on the method used and the factors considered in determining value pursuant to the Fair Value Procedures. There can be no assurance that the Funds' net asset value fairly reflects security values as of the time of pricing when using the Fair Value Procedures to price the Funds' securities. Events or circumstances affecting the values of Fund securities that occur between the closing of the principal markets on which they trade and the time the net asset value of Fund shares is determined may be reflected in the Trust's calculation of net asset values for each applicable Fund when the Trust deems that the particular event or circumstance would materially affect such Fund's net asset value.

Because foreign securities can trade on non-business days, the net asset value of a Fund's portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem Fund shares.

The Money Market, US Government Money Market and Tax Free Money Market Funds seek to maintain a $1.00 per share net asset value and, accordingly, use the amortized cost valuation method to value its portfolio instruments. The amortized cost valuation method initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare and pay dividends as noted in the table below. Dividends will be paid from net investment income as follows:

Fund	Dividends Declared	Dividends Paid
Money Market	Daily	Last business day of each month

US Government Money Market	Daily	Last business day of each month

Fund	Dividends Declared	Dividends Paid
Tax Free Money Market	Daily	Last business day of each month

Yield Plus	Daily	Last business day of each month

Bond Market	Monthly	Monthly

Intermediate	Monthly	Monthly

High Yield Bond	Monthly	Monthly

Disciplined Equity	Quarterly	Quarterly

Small Cap	Annually	Annually

Core Opportunities	Quarterly	Quarterly

Tuckerman Active REIT	Monthly	Monthly

Aggressive Equity	Annually	Annually

IAM SHARES	Quarterly	Quarterly

Concentrated Growth Opportunities	Annually	Annually

Large Cap Value	Annually	Annually

Enhanced Small Cap	Annually	Annually

Directional Core Equity	Annually	Annually

Core Edge Equity	Anually	Anually

S&P 500 Index	Quarterly	Quarterly

Emerging Markets	Annually	Annually

International Stock Selection	Annually	Annually

International Growth Opportunities	Annually	Annually

Life Solutions Funds	Annually	Annually

The Board of Trustees intends to declare distributions annually from net short-term and long-term capital gains, if any, generally in mid-October. An additional distribution may be declared and paid in December if required for the Fund to avoid the imposition of a 4% federal excise tax on undistributed capital gains.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the Fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver Fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant Fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant Fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks. The money market funds do not expect any material long-term gains or losses. The Life Solutions Funds receive capital gain distributions from the Underlying Funds, and such distributions may be expected to vary considerably from time to time.

Except for the money market funds, any dividend or capital gain distribution paid by the SSgA Funds shortly after a purchase of shares will reduce the per share net asset value of the Fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.

Distribution Option. You can choose from four different distribution options as indicated on the application:

•  Reinvestment Option—Dividends and capital gain distributions will be automatically reinvested in additional shares of the Fund. If you do not indicate a choice on the application, this option will be automatically assigned.

•  Income-Earned Option—Capital gain distributions will be automatically reinvested, but a check, direct deposit (ACH) or wire will be sent for each dividend distribution.

•  Cash Option—A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

•  Direct Dividends Option—Dividends and capital gain distributions will be automatically invested in another identically registered SSgA Fund.

If the cash option is selected and you chose a wire, the distribution will be sent to a pre-designated bank by the payable date. If you chose cash option and requested a check, the check will be mailed to you. Direct deposits through ACH are normally received by the investor's bank account two business days after payable date of the distribution and generally are not charged a fee by the bank.

Please note that dividends on the Money Market Funds will not be paid until the last business day of the month even if an account closes during the month. If the account, at the end of the month, has a zero balance due to a redemption, the dividend will automatically be sent as a check to the address of record regardless of distribution option.

For dividends declared daily and paid monthly, the proceeds will be wired (if that option is elected) to a pre-designated bank. You should verify with the receiving bank, as it may charge a fee to accept this wire. Direct deposits through the ACH are transmitted to the investor's bank account two days after the payable date of the distributions and generally are not charged a fee by a bank.

For dividends declared and paid monthly, quarterly or annually, the proceeds may be transmitted (if that option is elected) by direct deposit through ACH. Direct deposits through ACH are normally received by the investor's bank account within two business days after payable date of the distribution and generally are not charged a fee by the bank. If you chose cash option and requested a check, the check will be mailed to you.

TAXES

The tax discussion in this Prospectus is only a summary of certain United States federal income tax issues generally affecting the SSgA Funds and their shareholders. The following assumes any Fund shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the SSgA Funds with your tax advisor.

For mutual funds generally, dividends from net investment income (other than qualified dividend income, as described below) and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Under current federal income tax law (in effect for taxable years beginning on or before December 31, 2010), distributions of earnings from qualifying dividends received by the SSgA Funds from domestic corporations and qualified foreign corporations will be taxable to non-corporate shareholders at the same rate as long-term capital gains, which is currently 15%, instead of at the ordinary income rate, provided certain requirements are satisfied.

Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the Fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Selling (including an exchange of) your Fund shares is a taxable event and may result in capital gain or loss. A capital gain or capital loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds. Any capital loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions. The wash sale rules are not applicable with respect to money market fund shares.

You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. You will also be advised of the percentage of the dividends from the Fund, if any, that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. If you purchase shares of the SSgA Funds through an Intermediary, that entity will provide this information to you.

Each Fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the Fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding. This is not an additional tax but can be credited against your tax liability. Shareholders that invest in a Fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investing through such an account.

Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the United States federal income tax and its withholding requirements applies to them.

With respect to the money market funds, no capital gain or loss for a shareholder is anticipated because those Funds seek to maintain a stable $1.00 per share net asset value. With that exception, if you buy shares when a Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution, which will also reduce the per share net asset value of the Fund.

Tax Free Money Market Fund. Distributions by the Fund that are designated as "exempt-interest dividends" generally may be excluded from a shareholder's gross income for federal income tax purposes. However, such income may still be subject to state or local taxation. The Fund intends to distribute tax-exempt income. Distributions not designated by the Fund as "exempt-interest dividends" generally will be taxable to shareholders as described above.

Because the yields on municipal bond funds and other tax-exempt funds are usually lower than those on taxable bond funds, you may not always benefit from a tax-exempt investment. Some taxable investments may serve you better. To determine which is more suitable, determine the tax-exempt Fund's taxable equivalent yield. You do this by dividing the Fund's tax-exempt yield by the total of 100% minus your tax bracket. For example, if you are in the 25% federal tax bracket, and you can earn a tax-exempt yield of 5%, the taxable equivalent yield would be 6.67% (5% divided by 75% [100% minus 25%]). In this example, you would choose the tax-exempt Fund if its taxable equivalent yield of 6.67% were greater than the yield of a similar, though taxable investment.

The Fund may purchase certain private activity securities whose interest is subject to the federal alternative minimum tax for individuals. If the Fund purchases such securities, investors who are subject to the alternative minimum tax will be required to report a legally determined portion of the Fund's dividends as a tax preference item in determining their federal income tax.

Foreign Income Taxes. Investment income received by the SSgA Funds from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the SSgA Funds to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a Fund in advance since the amount of the assets to be invested within various countries is not known.

If more than 50% in value of a Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the SSgA Funds may file an election with the Internal Revenue Service (the "Foreign Election") that may permit you to take a credit (or a deduction) for foreign income taxes paid by the Funds. Such a Fund may be subject to certain holding period requirements with respect to securities held to take advantage of this credit. If the Foreign Election is made by a Fund, and you choose to use the foreign tax credit, you would include in your gross income both dividends received from the Fund and foreign income taxes paid by the Fund. You would be entitled to treat the foreign income taxes withheld as a credit against your United States federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could treat the foreign income taxes withheld as an itemized deduction from adjusted gross income in computing taxable income rather than as a tax credit. It is anticipated that certain Funds will qualify to make the Foreign Election; however, such Funds cannot be certain that they will be eligible to make such an election or that you will be eligible for the foreign tax credit.

INFORMATION REGARDING
STANDARD& POOR'S CORPORATION

"Standard & Poor's®," "S&P®," "S&P 500®," "Standard & Poor's 500" and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by the SSgA S&P 500 Index Fund through the S&P Master Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of the McGraw-Hill Companies, Inc. Standard & Poor's makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. Standard & Poor's only relationship to the Fund is the licensing of certain trademarks and trade names of Standard & Poor's including the S&P 500 Index, which is determined, composed and calculated by Standard & Poor's without regard to the Fund. Standard & Poor's has no obligation to take the needs of the shareholders of the Fund into consideration in determining, composing or calculating this Index. Standard & Poor's is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the shares or in the determination or calculation of the equation by which the shares of the Fund are to be redeemed. Standard & Poor's has no obligation or liability in connection with the administration, marketing or trading of the Fund.

Standard & Poor's does not guarantee the accuracy and/or the completeness of the index or any data included therein and Standard & Poor's shall have no liability for any errors, omissions, or interruptions therein. Standard & Poor's makes no warranty, express or implied, as to results to be obtained by the Fund or the shareholders of the Fund or any other person or entity from the use of the index or any data included therein. Standard & Poor's makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the index or any data included therein. Without limiting any of the foregoing, in no event shall Standard & Poor's have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages

FINANCIAL HIGHLIGHTS

These financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years (or since inception if a Fund has been offered for less than 5 years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The financial highlights were audited by Deloitte & Touche LLP, for fiscal years ended 2005, 2006 and 2007 (fiscal years ended 2003 and 2004 were audited by PricewaterhouseCoopers LLP) whose reports, along with the Funds' financial statements, are included in the annual reports, which are available upon request by calling the Distributor at 1-800-647-7327 or on the Funds' website at www.ssgafunds.com.

MONEY MARKET FUND

	Fiscal Years Ended August 31,
	2007	2006		2005	2004	2003
NET ASSET VALUE, BEGINNING OF PERIOD	$1.0000	$1.0000		$1.0000	$1.0000	$1.0000
INCOME FROM OPERATIONS:
Net investment income	.0497	.0418		.0218	.0076	.0104
Net realized and unrealized gain (loss)	—	—	[b]	—	—	—
Total From Operations	.0497	.0418		.0218	.0076	.0104
DISTRIBUTIONS:
From net investment income	(.0497)	(.0418)		(.0218)	(.0076)	(.0104)
NET ASSET VALUE, END OF PERIOD	$1.0000	$1.0000		$1.0000	$1.0000	$1.0000
TOTAL RETURN (%)	5.08	4.26		2.20	.77	1.05
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000 omitted)	7,774,602	7,801,242		7,575,574	8,146,933	10,744,370
Ratios to average net assets (%):
Operating expenses, net	.40	.40		.40	.40	.40
Operating expenses, gross	.42	.43		.42	.40	.42
Net investment income	4.97	4.19		2.14	.76	1.04

b  Less than $.005 per share.

US GOVERNMENT MONEY MARKET FUND

	Fiscal Years Ended August 31,
	2007	2006		2005	2004	2003
NET ASSET VALUE, BEGINNING OF PERIOD	$1.0000	$1.0000		$1.0000	$1.0000	$1.0000
INCOME FROM OPERATIONS:
Net investment income	.0489	.0412		.0214	.0070	.0099
Net realized and unrealized gain (loss)	—	—	[b]	—	—	—
Total from operations	(.0489)	.0412		.0214	.0070	.0099
DISTRIBUTIONS:
From net investment income	(.0489)	(.0412)		(.0214)	(.0070)	(.0099)
Net realized and unrealized gain (loss)	—	—	[b]	—	—	—
Total From Operations	(.0489)	(.0412)		(.0214)	(.0070)	(.0099)
NET ASSET VALUE, END OF PERIOD	$1.0000	$1.0000		$1.0000	$1.0000	$1.0000
TOTAL RETURN (%)	5.00	4.19		2.16	.70	.99
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000 omitted)	1,607,878	1,216,443		1,745,592	1,161,107	1,404,226
Ratios to average net assets (%)
Operating expenses, gross	.42	.42		.42	.43	.41
Operating expenses, net	.42	.42		.42	.43	.41
Net investment income	4.89	4.05		2.22	.69	1.00

b  Less than $.005 per share

TAX FREE MONEY MARKET FUND

	Fiscal Years Ended August 31,
	2007	2006	2005	2004	2003
NET ASSET VALUE, BEGINNING OF PERIOD	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
INCOME FROM OPERATIONS:
Net investment income	.0310	.0262	.0146	.0048	.0069
Net realized and unrealized gain (loss)	— [b]	— [b]	—	.0003	—
Total From Investment Operations	.0310	.0262	.0146	.0051	.0069
DISTRIBUTIONS:
From net investment income	(.0310)	(.0262)	(.0146)	(.0048)	(.0069)
From net realized gain	—	—	—	(.0003)	—
Total Distributions	(.0310)	(.0262)	(.0146)	(.0051)	(.0069)
NET ASSET VALUE, END OF PERIOD	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
TOTAL RETURN (%)	3.14	2.65	1.47	.50	.69
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000 omitted)	463,266	522,007	453,917	398,518	445,166
Ratios to average net assets (%):
Operating expenses, net	.52	.53	.54	.57	.53
Operating expenses, gross	.53	.53	.54	.57	.53
Net investment income	3.09	2.65	1.50	.47	.69

b  Less than $.005 per share.

YIELD PLUS FUND

	Fiscal Years Ended August 31,
	2007	2006	2005	2004	2003
NET ASSET VALUE, BEGINNING OF PERIOD	$9.94	$9.95	$9.96	$9.94	$9.92
INCOME FROM OPERATIONS:
Net investment income[1]	.53	.47	.24	.11	.12
Net realized and unrealized gain (loss)	(.91)	(.03)	—[2]	.02	.01
Total Income From Operations	(.38)	.44	.24	.13	.13
DISTRIBUTIONS:
From net investment income	(.52)	(.45)	(.25)	(.11)	(.11)
From net realized gain on investments	—	—	—	—	—
Total Distributions	(.52)	(.45)	(.25)	(.11)	(.11)
NET ASSET VALUE, END OF PERIOD	$9.04	$9.94	$9.95	$9.96	$9.94
TOTAL RETURN (%)	(4.10)	4.48	2.41	1.28	1.39
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000 omitted)	143,276	234,731	191,684	318,287	275,216
Ratios to average net assets (%):
Operating expenses, net	.60	.59	.56	.57	.58
Operating expenses, gross	.61
Net investment income	5.31	4.71	2.40	1.08	1.18
Portfolio turnover (%)	58.88	67.82	25.42	31.84	70.70

1  Average month-end shares outstanding were used for this calculation.

2  Less than $.005 per share.

BOND MARKET FUND

	Fiscal Years Ended August 31,
	2007	2006	2005	2004	2003
NET ASSET VALUE, BEGINNING OF PERIOD	$9.78	$10.21	$10.41	$10.26	$10.42
INCOME FROM OPERATIONS:
Net investment income (loss)[1]	.49	.45	.39	.37	.36
Net realized and unrealized gain (loss)	(.63)	(.31)	(.04)	.24	.02
Total Income From Operations	(.14)	.14	.35	.61	.38
DISTRIBUTIONS:
From net investment income	(.50)	(.50)	(.41)	(.31)	(.35)
From net realized gain on investments	—[2]	(.07)	(.14)	(.15)	(.19)
Total Distributions	(.50)	(.57)	(.55)	(.46)	(.54)
NET ASSET VALUE, END OF PERIOD	$9.14	$9.78	$10.21	$10.41	$10.26
TOTAL RETURN (%)	(1.64)	1.45	3.50	6.11	3.79
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000 omitted)	276,017	354,654	274,134	331,490	337,973
Ratios to average net assets (%):
Operating expenses, net	.50	.50	.50	.50	.50
Operating expenses, gross	.61	.60	.57	.53	.52
Net investment income	4.93	4.62	3.92	3.55	3.46
Portfolio turnover (%)	367.52	487.24	356.99	573.61	649.90

1  Average month-end shares outstanding were used for this calculation.

2  Less than $.005 per share.

INTERMEDIATE FUND

	Fiscal Years Ended August 31,
	2007	2006	2005	2004	2003
NET ASSET VALUE, BEGINNING OF PERIOD	$9.62	$9.94	$10.19	$10.08	$10.13
INCOME FROM OPERATIONS:
Net investment income (loss)[1]	.47	.40	.32	.29	.32
Net realized and unrealized gain (loss)	(.63)	(.26)	(.13)	.20	.09
Total Income From Operations	(.16)	.14	.19	.49	.41
DISTRIBUTIONS:
From net investment income	(.46)	(.45)	(.28)	(.31)	(.33)
From net realized gain on investments	—	(.01)	(.16)	(.07)	(.13)
Total Distributions	(.46)	(.46)	(.44)	(.38)	(.46)
NET ASSET VALUE, END OF PERIOD	$9.00	$9.62	$9.94	$10.19	$10.08
TOTAL RETURN (%)	(1.78)	1.52	1.95	4.93	4.11
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000 omitted)	53,499	88,898	126,849	138,501	137,364
Ratios to average net assets (%):
Operating expenses, net	.60	.60	.60	.60	.60
Operating expenses, gross	.87	.79	1.11	1.23	1.18
Net investment income	4.73	4.17	3.23	2.92	3.17
Portfolio turnover (%)	511.00	549.63	440.09	197.27	146.13

1  Average month-end shares outstanding were used for this calculation.

HIGH YIELD BOND FUND

	Fiscal Years Ended August 31,
	2007	2006	2005	2004	2003
NET ASSET VALUE, BEGINNING OF PERIOD	$8.31	$8.78	$8.76	$8.44	$7.85
INCOME FROM OPERATIONS:
Net investment income[1]	.60	.57	.58	.62	.60
Net realized and unrealized gain (loss)	(.04)[2]	(.34)[2]	.06[2]	.33[2]	.54
Total Income From Operations	.56	.23	.64	.95	1.14
DISTRIBUTIONS:
From net investment income	(.60)	(.68)	(.62)	(.63)	(.55)
From net realized gain on investments	—	(.02)	—	—	—
Total Distributions	(.60)	(.70)	(.62)	(.63)	(.55)
NET ASSET VALUE, END OF PERIOD	$8.27	$8.31	$8.78	$8.76	$8.44
TOTAL RETURN (%)	6.85	2.83	7.53	11.64	15.18
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000 omitted)	33,919	50,406	60,432	120,740	140,773
Ratios to average net assets (%):
Operating expenses, net	.75	.75	.68	.63	.70
Operating expenses, gross	.99	.77	.68	.63	.70
Net investment income	7.01	6.74	6.70	7.07	7.39
Portfolio turnover (%)	94.94	167.28	136.97	151.82	148.72

1  Average month-end shares outstanding were used for this calculation.

2  Includes redemption fees less than $.005 per share.

DISCIPLINED EQUITY FUND

	Fiscal Years Ended August 31,
	2007	2006	2005	2004	2003
NET ASSET VALUE, BEGINNING OF PERIOD	$10.38	$9.65	$8.73	$7.97	$7.36
INCOME FROM OPERATIONS:
Net investment income (loss)[1]	.16	.15	.15	.11	.10
Net realized and unrealized gain (loss)	1.46	.72	.90	.76	.61
Total Income From Operations	1.62	.87	1.05	.87	.71
DISTRIBUTIONS:
From net investment income	(.17)	(.14)	(.13)	(.11)	(.10)
From net realized gain on investments	—	—	—	—	—
Total Distributions	(.17)	(.14)	(.13)	(.11)	(.10)
NET ASSET VALUE, END OF PERIOD	$11.83	$10.38	$9.65	$8.73	$7.97
TOTAL RETURN (%)	15.66	9.10	12.14	10.93	9.83
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000 omitted)	248,028	219,712	237,100	251,932	223,408
Ratios to average net assets (%):
Operating expenses, net	.45	.45	.46	.41	.38
Operating expenses, gross	.45	.46	.46	.41	.56
Net investment income	1.38	1.47	1.60	1.30	1.39
Portfolio turnover (%)	52.90	43.78	33.64	35.70	28.15

1  Average month-end shares outstanding were used for this calculation.

SMALL CAP FUND

	Fiscal Years Ended August 31,
	2007	2006	2005	2004	2003
NET ASSET VALUE, BEGINNING OF PERIOD	$29.32	$29.86	$24.85	$22.25	$18.41
INCOME FROM OPERATIONS:
Net investment income (loss)[1]	.03	(.08)	(.03)	(.03)	.06
Net realized and unrealized gain (loss)	2.24	.76	6.34	2.67	3.80
Total Income From Operations	2.27	.68	6.31	2.64	3.86
DISTRIBUTIONS:
Dividends from net investment income	—	— [b]	—	(.04)	(.02)
Dividends from net realized gain on investments	(1.53)	(1.22)	(1.30)	—	—
Total Distributions	(1.53)	(1.22)	(1.30)	(.04)	(.02)
NET ASSET VALUE, END OF PERIOD	$30.06	$29.32	$29.86	$24.85	$22.25
TOTAL RETURN (%)	7.70	2.59	26.06	11.87	21.00
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000 omitted)	105,292	124,775	820,473	531,343	362,945
Ratios to average net assets (%):
Operating expenses, net	1.11	1.10	1.05	1.04	1.04
Operating expenses, gross	1.11	1.10	1.05	1.04	1.04
Net investment income	.08	(.30)	(.10)	(.13)	.34
Portfolio turnover (%)	124.54	82.88	83.81	122.11	114.42

b  Less than $.005 per share.

1  Average month-end shares outstanding were used for this calculation.

CORE OPPORTUNITIES FUND

	Fiscal Years Ended August 31,
	2007	2006	2005	2004	2003
NET ASSET VALUE, BEGINNING OF PERIOD	$20.32	$19.39	$17.37	$17.03	$15.33
INCOME FROM OPERATIONS:
Net investment income (loss)[1]	.09	.08	.17	.05	.05
Net realized and unrealized gain (loss)	2.62	.93	1.99	.35	1.69
Total Income From Operations	2.71	1.01	2.16	.40	1.74
DISTRIBUTIONS:
From net investment income	(.11)	(.08)	(.14)	(.06)	(.04)
From net realized gain on investments	—	—	—	—	—
Total Distributions	(.11)	(.08)	(.14)	(.06)	(.04)
NET ASSET VALUE, END OF PERIOD	$22.92	$20.32	$19.39	$17.37	$17.03
TOTAL RETURN (%)	13.36	5.22	12.47	2.32	11.37
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000 omitted)	87,831	118,785	142,823	312,248	377,374
Ratios to average net assets (%):
Operating expenses, net	1.10	1.10	1.10	1.06	1.10
Operating expenses, gross	1.21	1.16	1.13	1.06	1.11
Net investment income	.40	.41	.93	.27	.34
Portfolio turnover (%)	47.32	60.51	58.97	57.31	40.01

1  Average month-end shares outstanding were used for this calculation.

TUCKERMAN ACTIVE REIT

	Fiscal Years Ended August 31,
	2007	2006	2005	2004	2003
NET ASSET VALUE, BEGINNING OF PERIOD	$20.55	$17.05	$14.20	$11.45	$10.61
INCOME FROM OPERATIONS:
Net investment income (loss)[1]	.19	.30	.34	.34	.52
Net realized and unrealized gain (loss)	.50	4.06	3.62	3.15	.84
Total Income From Operations	.69	4.36	3.96	3.49	1.36
DISTRIBUTIONS:
From net investment income	(.27)	(.28)	(.34)	(.34)	(.52)
From net realized gain (loss)	(1.39)	(.58)	(.77)	(.40)	—
Total Distributions	(1.66)	(.86)	(1.11)	(.74)	(.52)
NET ASSET VALUE, END OF PERIOD	$19.58	$20.55	$17.05	$14.20	$11.45
TOTAL RETURN (%)	2.98	26.82	28.97	31.46	13.48
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000 omitted)	136,286	197,168	153,296	124,704	108,564
Ratios to average net assets (%):
Operating expenses, net	1.00	1.00	1.00	1.00	1.00
Operating expenses, gross	1.06	1.05	1.08	1.10	1.13
Net investment income	.89	1.66	2.18	2.71	5.03
Portfolio turnover (%)	32.41	36.14	34.88	51.86	54.97

1  Average month-end shares outstanding were used for this calculation.

AGGRESSIVE EQUITY FUND

	Fiscal Years Ended August 31,
	2007	2006	2005	2004	2003
NET ASSET VALUE, BEGINNING OF PERIOD	$5.55	$5.52	$4.94	$4.56	$3.88
INCOME FROM OPERATIONS:
Net investment income (loss)[1]	—[2]	.02	.04	.03	—[2]
Net realized and unrealized gain (loss)	.39	.37	.61	.35	.68
Total Income From Operations	.39	.39	.65	.38	.68
DISTRIBUTIONS
From net investment income	(.03)	(.01)	(.07)	—	—
From net realized gain	(.86)	(.35)	—	—	—
Total Distributions	(.89)	(.36)	(.07)	—	—
NET ASSET VALUE, END OF PERIOD	$5.05	$5.55	$5.52	$4.94	$4.56
TOTAL RETURN (%)	7.38	7.65	13.16	8.42	17.53
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000 omitted)	31,249	45,657	56,264	66,161	73,602
Ratios to average net assets (%):
Operating expenses, net	1.10	1.10	1.10	1.10	1.10
Operating expenses, gross	1.44	1.33	1.31	1.14	1.24
Net investment income (loss)	.07	.45	.80	.54	.09
Portfolio turnover (%)	160.05	118.13	147.56	185.26	115.51

1  Average month-end shares outstanding were used for this calculation.

2  Less than $.005 per share.

IAM SHARES FUND

	Fiscal Years Ended August 31,
	2007	2006	2005	2004	2003
NET ASSET VALUE, BEGINNING OF PERIOD	$9.98	$9.26	$8.48	$7.80	$7.11
INCOME FROM OPERATIONS:
Net investment income (loss)[1]	.17	.15	.16	.11	.10
Net realized and unrealized gain (loss)	1.39	.71	.76	.68	.69
Total Income From Operations	1.56	.86	.92	.79	.79
DISTRIBUTIONS:
From net investment income	(.17)	(.14)	(.14)	(.11)	(.10)
From net realized gain	—	—	—	—	—
Total Distributions	(.17)	(.14)	(.14)	(.11)	(.10)
NET ASSET VALUE, END OF PERIOD	$11.37	$9.98	$9.26	$8.48	$7.80
TOTAL RETURN (%)	15.74	9.38	10.95	10.18	11.26
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000 omitted)	229,937	199,624	185,868	167,627	152,106
Ratios to average net assets (%):
Operating expenses, net	.45	.47	.46	.44	.42
Operating expenses, gross	.45	.47	.46	.44	.42
Net investment income	1.56	1.51	1.76	1.35	1.46
Portfolio turnover (%)	6.42	12.05	13.19	3.44	4.95

1  Average month-end shares were used for this calculation.

CONCENTRATED GROWTH OPPORTUNITIES

	Fiscal Years Ended August 31,
	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF PERIOD	$10.39	$10.21	$9.37	$10.00[1]
INCOME FROM OPERATIONS:
Net investment income (loss)[2]	(.01)	—[3]	.05	—[3]
Net realized and unrealized gain (loss)	1.80	.18	.84	(.63)
Total Income From Operations	1.79	.18	.89	(.63)
DISTRIBUTIONS:
From net investment income	—	—	(.05)	—
From net realized gain on investments	—	—	—	—
Total Distributions	—	—	(.05)	—
NET ASSET VALUE, END OF PERIOD	$12.18	$10.39	$10.21	$9.37
TOTAL RETURN (%)	17.23	1.76	9.51	(6.30)[4]
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000 omitted)	16,593	21,245	18,961	19,066
Ratios to average net assets (%):
Operating expenses, net	1.10	1.10	1.10	1.10[5]
Operating expenses, gross	1.60	1.44	1.63	2.24[5]
Net investment income	(.09)	(.03)	.47	(.05)[5]
Portfolio turnover (%)	100.65	62.30	77.33	142.06[4]

1  For the period March 30, 2004 (commencement of operation) to August 31, 2004.

2  Average month-end shares outstanding were used for this calculation.

3  Less than $.005 per share.

4  Periods less than one year are not annualized.

5  The ratios for periods less than one year are annualized.

LARGE CAP VALUE

	Fiscal Years Ended August 31,
	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF PERIOD	$12.30	$11.40	$9.73	$10.00[1]
INCOME FROM OPERATIONS:
Net investment income (loss)[2]	.11	.13	.12	.03
Net realized and unrealized gain (loss)	1.33	1.24	1.63	(.30)
Total Income From Operations	1.44	1.37	1.75	(.27)
DISTRIBUTIONS:
From net investment income	(.12)	(.15)	(.08)	—
From net realized gain on investments	(1.22)	(.32)	—	—
Total Distributions	(1.34)	(.47)	(.08)	—
NET ASSET VALUE, END OF PERIOD	$12.40	$12.30	$11.40	$9.73
TOTAL RETURN (%)	12.54	12.50	18.05	(2.70)[3]
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000 omitted)	13,414	17,799	15,426	15,728
Ratios to average net assets (%):
Operating expenses, net	1.10	1.10	1.10	1.10[4]
Operating expenses, gross	1.73	1.65	1.80	2.62[4]
Net investment income	.88	1.15	1.11	.82[4]
Portfolio turnover (%)	107.91	98.32	85.83	143.07[3]

1  For the period March 30, 2004 (commencement of operation) to August 31, 2004.

2  Average month-end shares were used for this calculation.

3  Periods less than one year are not annualized.

4  The ratios for periods less than one year are annualized.

ENHANCED SMALL CAP

	Fiscal Years Ended August 31,
	2007	2006	2005
NET ASSET VALUE, BEGINNING OF PERIOD	$11.72	$10.85	$10.00[1]
INCOME FROM OPERATIONS:
Net investment income (loss)	.10	.04	.02
Net realized and unrealized gain (loss)[2]	.77	.98	.83
Total Income From Operations	.87	1.02	.85
DISTRIBUTIONS:
From net investment income	(.04)	(.04)	—
From net realized gain on investments	(.76)	(.11)	—
Total Distributions	(.80)	(.15)	—
NET ASSET VALUE, END OF PERIOD	$11.79	$11.72	$10.85
TOTAL RETURN (%)[3]	7.49	9.54	8.50
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000 omitted)	42,724	17,096	14,114
Ratios to average net assets (%):[4]
Operating expenses, net	.75	.75	.75
Operating expenses, gross	1.15	1.55	2.73
Net investment income	.81	.36	.54
Portfolio turnover (%)[3]	49.27	75.71	23.80

1  For the period March 22, 2005 (commencement of operation) to August 31, 2005.

2  Average month-end shares outstanding were used for this calculation.

3  Periods less than one year are not annualized.

4  The ratios for periods less than one year are annualized.

DIRECTIONAL CORE EQUITY

	Fiscal Years Ended August 31,
	2007	2006	2005
NET ASSET VALUE, BEGINNING OF PERIOD	$11.54	$10.63	$10.00[1]
INCOME FROM OPERATIONS:
Net investment income (loss)[2]	.20	.11	.02
Net realized and unrealized gain (loss)	.56	.85	.61
Total Income From Operations	.76	.96	.63
DISTRIBUTIONS:
From net investment income	(.09)	(.05)	—
From net realized gain on investments	(.12)	—	—
Total Distributions	(.21)	(.05)	—
NET ASSET VALUE, END OF PERIOD	$12.09	$11.54	$10.63
TOTAL RETURN (%)[3]	6.65	9.06	6.30
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000 omitted)	41,815	24,589	3,370
Ratios to average net assets (%):[4]
Operating expenses, net[5]	1.72	1.79	1.81
Operating expenses, gross	2.16	2.61	6.14
Net investment income	1.59	.95	.48
Portfolio turnover (%)[3]	184.74	108.05	95.09

1  For the period May 11, 2005 (commencement of operation) to August 31, 2005.

2  Average month-end shares outstanding were used for this calculation.

3  Periods less than one year are not annualized.

4  The ratios for periods less than one year are annualized.

5  The annualized net expense ratio is 1.60% not including the dividends from securities sold short as contractually agreed by the Advisor.

S&P 500 INDEX FUND

	Fiscal Years Ended August 31,
	2007	2006	2005	2004	2003
NET ASSET VALUE, BEGINNING OF PERIOD	$21.53	$20.17	$18.28	$16.69	$15.16
INCOME FROM OPERATIONS:
Net investment income (loss)[1]	.43	.38	.39	.28	.25
Net realized and unrealized gain (loss)	2.79	1.34	1.87	1.59	1.52
Total Income From Operations	3.22	1.72	2.26	1.87	1.77
DISTRIBUTIONS:
From net investment income	(.42)	(.36)	(.37)	(.28)	(.24)
From net realized gain on investment	—	—	—	—	—
Total Distributions	(.42)	(.36)	(.37)	(.28)	(.24)
NET ASSET VALUE, END OF PERIOD	$24.33	$21.53	$20.17	$18.28	$16.69
TOTAL RETURN (%)	15.07	8.63	12.44	11.23	11.89
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000 omitted)	2,049,906	1,997,386	1,860,743	1,940,183	1,841,173
Ratios to average net assets (%):
Operating expenses, net[2]	.16	.18	.16	.15	.15
Operating expenses, gross[2]	.16	.18	.16	.15	.15
Net investment income[2]	1.80	1.80	1.99	1.56	1.65
Portfolio turnover of the S&P Master Fund (%)[3]	11.67	8.23	10.38	9.52	12.52

1  Average month-end shares outstanding were used for this calculation.

2  Expense ratios include the fund's share of the Master Fund's allocated expenses.

3  Unaudited.

EMERGING MARKETS FUND

	Fiscal Years Ended August 31,
	2007	2006	2005	2004	2003
NET ASSET VALUE, BEGINNING OF PERIOD	$21.18	$17.47	$12.72	$10.80	$8.68
INCOME FROM OPERATIONS:
Net investment income (loss)[1]	.33	.26	.26	.18	.14
Net realized and unrealized gain (loss)	8.79[2]	5.02[3]	5.09[2]	2.00[2]	2.01[2]
Total Income From Operations	9.12	5.28	5.35	2.18	2.15
DISTRIBUTIONS:
From net investment income	(.33)	(.48)	(.19)	(.26)	(.03)
From net realized gain on investment	(1.11)	(1.09)	(.41)	—	—
Total Distributions	(1.44)	(1.57)	(.60)	(.26)	(.03)
NET ASSET VALUE, END OF PERIOD	$28.86	$21.18	$17.47	$12.72	$10.80
TOTAL RETURN (%)	45.69	33.09	43.83	20.38	24.95
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000 omitted)	2,582,843	1,358,140	1,134,727	697,893	514,069
Ratios to average net assets (%):
Operating expenses, net	1.25	1.25	1.25	1.25	1.25
Operating expenses, gross	1.27	1.28	1.31	1.40	1.35
Net investment income	1.35	1.29	1.64	1.44	1.59
Portfolio turnover (%)	38.87	36.89	52.61	64.36	88.02

1  Average month-end shares outstanding were used for this calculation.

2  Includes redemption fees less than $.005 per share.

3  Includes redemption fees of $.02 per share.

INTERNATIONAL STOCK SELECTION FUND

	Fiscal Years Ended August 31,
	2007	2006	2005	2004	2003
NET ASSET VALUE, BEGINNING OF PERIOD	$12.88	$10.54	$8.51	$6.97	$6.32
INCOME FROM OPERATIONS:
Net investment income (loss)[1]	.33	.26	.17	.12	.10
Net realized and unrealized gain (loss)	2.05[2]	2.56[2]	2.05[2]	1.55[2]	.62[2]
Total Income From Operations	2.38	2.82	2.22	1.67	.72
DISTRIBUTIONS:
From net investment income	(.19)	(.15)	(.19)	(.13)	(.07)
From net realized gain on investments	(.36)	(.33)	—	—	—
Total Distributions	(.55)	(.48)	(.19)	(.13)	(.07)
NET ASSET VALUE, END OF PERIOD	$14.71	$12.88	$10.54	$8.51	$6.97
TOTAL RETURN (%)	19.07	27.98	26.53	24.19	11.55
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000 omitted)	3,168,823	1,014,605	268,878	124,521	99,884
Ratios to average net assets (%):
Operating expenses, net	1.00	1.00	1.00	1.00	1.00
Operating expenses, gross	1.18	1.20	1.24	1.24	1.28
Net investment income	2.29	2.21	1.78	1.50	1.65
Portfolio turnover (%)	53.61	60.43	59.41	78.44	70.08

1  Average month-end shares outstanding were used for this calculation.

2  Includes redemption fees less than $.005 per share.

INTERNATIONAL GROWTH OPPORTUNITIES FUND

	Fiscal Years Ended August 31,
	2007	2006	2005	2004	2003
NET ASSET VALUE, BEGINNING OF PERIOD	$12.40	$10.43	$8.51	$7.76	$7.30
INCOME FROM OPERATIONS:
Net investment income[1]	.13	.17	.09	.07	.06
Net realized and unrealized gain (loss)	1.85[2]	1.95[2]	1.98[2]	.79[3]	.44[2]
Total Income From Operations	1.98	2.12	2.07	.86	.50
DISTRIBUTIONS:
From net investment income	(.29)	(.15)	(.15)	(.11)	(.04)
From net realized gain	—	—	—	—	—
Total Distributions	(.29)	(.15)	(.15)	(.11)	(.04)
NET ASSET VALUE, END OF PERIOD	$14.09	$12.40	$10.43	$8.51	$7.76
TOTAL RETURN (%)	16.30	20.69	24.72	11.17	6.86
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000 omitted)	22,055	55,496	54,437	59,417	75,389
Ratios to average net assets (%):
Operating expenses, net	1.10	1.10	1.10	1.10	1.10
Operating expenses, gross	1.61	1.43	1.49	1.43	1.47
Net investment income	1.02	1.46	.95	.83	.92
Portfolio turnover (%)	74.14	52.41	82.02	58.46	48.92

1  Average month-end shares outstanding were used for this calculation.

2  Includes redemption fees less than $.005 per share.

3  Includes redemption fees of $.01 per share.

LIFE SOLUTIONS BALANCED FUND

	Fiscal Years Ended August 31,
	2007	2006	2005	2004	2003
NET ASSET VALUE, BEGINNING OF PERIOD	$12.66	$11.97	$11.02	$10.28	$9.40
INCOME FROM OPERATIONS:
Net investment income (loss)[1,2]	.44	.27	.25	.20	.12
Net realized and unrealized gain (loss)	.50	.60	.96	.73	.94
Total Income From Operations	.94	.87	1.21	.93	1.06
DISTRIBUTIONS:
From net investment income	(.42)	(.18)	(.26)	(.19)	(.18)
NET ASSET VALUE, END OF PERIOD	$13.18	$12.66	$11.97	$11.02	$10.28
TOTAL RETURN (%)	7.51	7.37	11.04	9.13	11.55
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000 omitted)	58,036	81,570	87,363	91,449	73,906
Ratios to average net assets (%):
Operating expenses[3]	.33	.31	.33	.29	.29
Net investment income[3]	3.31	2.24	2.17	1.83	1.27
Portfolio turnover (%)	31.38	28.95	31.87	45.82	26.12

1  Average month-end shares outstanding were used for this calculation.

2  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the fund invests.

3  The calculation includes only those expenses charged directly to the fund and does not include expenses charged to the Underlying Funds in which the fund invests.

LIFE SOLUTIONS GROWTH FUND

	Fiscal Years Ended August 31,
	2007	2006	2005	2004	2003
NET ASSET VALUE, BEGINNING OF PERIOD	$12.79	$11.78	$10.53	$9.67	$8.59
INCOME FROM OPERATIONS:
Net investment income (loss)[1,2]	.37	.15	.15	.10	.05
Net realized and unrealized gain (loss)	.97	.96	1.26	.89	1.10
Total Income From Operations	1.34	1.11	1.41	.99	1.15
DISTRIBUTIONS:
From net investment income	(.36)	(.10)	(.16)	(.13)	(.07)
NET ASSET VALUE, END OF PERIOD	$13.77	$12.79	$11.78	$10.53	$9.67
TOTAL RETURN (%)	10.53	9.45	13.44	10.27	13.56
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000 omitted)	37,358	51,495	48,399	47,687	41,446
Ratios to average net assets (%):
Operating expenses net[3]	.45	.42	.45	.39	.42
Operating expenses gross[3]	.45	.42	.47	.39	.42
Net investment income[3]	2.74	1.21	1.34	.96	.54
Portfolio turnover (%)	29.79	28.71	25.40	54.73	21.85

1  Average month-end shares outstanding were used for this calculation.

2  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the fund invests.

3  The calculation includes only those expenses charged directly to the fund and does not include expenses charged to the Underlying Funds in which the fund invests.

LIFE SOLUTIONS INCOME AND GROWTH FUND

	Fiscal Years Ended August 31,
	2007	2006	2005	2004	2003
NET ASSET VALUE, BEGINNING OF PERIOD	$12.42	$12.05	$11.43	$10.85	$10.21
INCOME FROM OPERATIONS:
Net investment income (loss)[1,2]	.47	.36	.32	.28	.18
Net realized and unrealized gain (loss)	.06	.26	.61	.55	.75
Total Income From Operations	.53	.62	.93	.83	.93
DISTRIBUTIONS:
From net investment income	(.44)	(.25)	(.31)	(.25)	(.29)
NET ASSET VALUE, END OF PERIOD	$12.51	$12.42	$12.05	$11.43	$10.85
TOTAL RETURN (%)	4.30	5.27	8.28	7.74	9.38
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000 omitted)	19,939	28,382	27,958	27,639	24,618
Ratios to average net assets (%):
Operating expenses, net[3]	.45	.45	.45	.45	.45
Operating expenses, gross[3]	.70	.60	.68	.56	.58
Net investment income[3]	3.67	3.00	2.73	2.47	1.75
Portfolio turnover (%)	31.95	30.23	35.40	48.39	22.46

1  Average month-end shares outstanding were used for this calculation.

2  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the fund invests.

3  The calculation includes only those expenses charged directly to the fund and does not include expenses charged to the Underlying Funds in which the fund invests.

ADDITIONAL INFORMATION ABOUT THE SSgA FUNDS

For more information about the SSgA Funds, the following documents are available without charge:

Annual and Semi-Annual Reports. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In each Fund's annual report (other than money market funds), you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Funds including, but not limited to, information about the SSgA Funds' policies with respect to selective disclosure of each Fund's portfolio holdings.

The annual report and the SAI for each Fund are incorporated into this Prospectus by reference. You may obtain free copies of the annual report, semi-annual report or the SAI of the Funds, and may request other information or make other inquiries, by contacting the Distributor at:

State Street Global Markets LLC
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900
1-800-997-7327

The Funds' Prospectus, SAI and annual and semiannual reports to shareholders are available, free of charge, on the Funds' website at www.ssgafunds.com.

You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SSgA Funds' SEC File No. 811-05430

COMBPROSP (12/07)

Filed pursuant to Rule 485(b)
File Nos. 33-19229; 811-5430

SSgA FUNDS

State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900
1-800-997-7327
www.ssgafunds.com

CLASS R SHARES

Bond Market Core Opportunities International Stock Selection Life Solutions Growth	Small Cap Aggressive Equity Life Solutions Balanced Life Solutions Income and Growth

As with all mutual funds, the Securities and Exchange Commission (the "SEC") has neither determined that the information in this Prospectus is accurate and complete, nor approved or disapproved of these securities. Any representation to the contrary is a criminal offense.

Class R Shares of the SSgA Funds may not be purchased by individuals directly, but must be purchased through a third party financial institution which is permitted by contract with the SSgA Funds to offer shares. The third party may be a retirement plan administrator, bank, broker or advisor, and will be referred to in this Prospectus as an "Intermediary" or collectively as "Intermediaries." This Prospectus should be read together with any materials provided by the Intermediary.

PROSPECTUS DATED DECEMBER 18, 2007

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INVESTMENT STRATEGIES
AND PRINCIPAL RISKS

Through this Prospectus, the SSgA Funds offers Class R Shares in the following separate portfolios (referred to individually as a "Fund" or collectively as the "Funds"). Each of the Funds offered in this Prospectus also offer the "Institutional" class in a separate Prospectus. Each class of shares represents an interest in the same portfolio of investments, but has different charges and expenses. You may call 1-800-997-7327 for more information.

The SSgA Funds are an open-end investment management company diversified as defined in the Investment Company Act of 1940, as amended (the 1940 Act):

•  SSgA Bond Market Fund (Bond Market Fund)

•  SSgA Small Cap Fund (Small Cap Fund)

•  SSgA Core Opportunities Fund (Core Opportunities Fund)

•  SSgA Aggressive Equity Fund (Aggressive Equity Fund)

•  SSgA International Stock Selection Fund (International Stock Selection Fund)

•  SSgA Life Solutions Balanced Fund (Balanced Fund)

•  SSgA Life Solutions Growth Fund (Growth Fund)

•  SSgA Life Solutions Income and Growth Fund (Income and Growth Fund)

As indicated below, some Funds have a fundamental investment objective which may be changed only with the approval of a majority of the Fund's shareholders as provided by the 1940 Act. Other Funds have a nonfundamental investment objective which may be changed by the Board of Trustees of the SSgA Funds ("Board of Trustees" or "Board") without shareholder approval. SSgA Funds Management, Inc. (the "Advisor"), serves as the Funds' investment advisor. The principal risks associated with investing in each Fund are explained in the Principal Risks section.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

Bond Market Fund. The nonfundamental investment objective is to maximize total return by investing in fixed-income securities, including, but not limited to, those represented by the Lehman Brothers® Aggregate Bond (LBAB) Index.

Under normal market conditions, the Fund attempts to meet its objective by investing at least 80% of its total assets in debt instruments. Shareholders will be notified at least 60 days prior to changing the nonfundamental 80% investment policy. The basis for calculating total assets for purposes of the 80% test includes the Fund's net assets plus any borrowings for investment purposes. The 80% investment requirement applies at the time the Fund invests its assets. In addition, Fund investments will primarily be in debt instruments rated investment grade or better. Securities may be either fixed, zero coupon, variable or floating rate and may be denominated in US dollars or foreign currencies. The Fund may also invest in derivative securities, including futures and options, interest rate swaps, credit default swaps, index securities referencing a basket of credit default swaps, total return swaps, interest rate caps, floors and collars and other structured securities; mortgage related securities; and repurchase agreements.

The Fund seeks to manage its duration to correspond to the LBAB Index's duration while adding value through issue and sector selection. The Fund will actively trade to benefit from short-term yield disparities among different issues of fixed-income securities, or otherwise to increase total return to the Fund.

The Fund may actively trade portfolio securities and is therefore subject to portfolio turnover and transaction costs. The Fund typically has a portfolio turnover rate in excess of 100%. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. Please see "Principal Risks—Portfolio Turnover Risk."

The Bond Market Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this Prospectus: Asset-backed securities; cash sweep; debt securities; Eurodollar certificates of deposit, Eurodollar time deposits, and Yankee certificates of deposit; futures contracts and options on futures; interest rate swaps, credit default swaps, total return swaps and interest rate caps, floors and collars; mortgage-backed rolls; mortgage-backed securities; options on securities and securities indexes; portfolio duration; portfolio maturity; repurchase agreements; securities lending; Treasury inflation-protected securities; Section 4(2) commercial paper; US government securities; and variable and floating rate securities.

The Bond Market Fund is subject to the following risks, as described under "Principal Risks:" Asset-backed securities, call, credit/default, derivatives, dollar-denominated instruments, extension, government securities, income, interest rate, investment grade securities, liquidity, management, market, mortgage-backed rolls, mortgage-backed securities, portfolio turnover, prepayment, and sector.

Small Cap Fund. The nonfundamental investment objective is to maximize the total return through investment in equity securities.

Small capitalization securities are securities of companies with a market capitalization less than or equal to the largest capitalization stock in the Russell 2000® Index. Shareholders will be notified at least 60 days prior to changing the nonfundamental 80% investment policy. The basis for calculating total assets for purposes of the 80% test includes the Fund's net assets plus any borrowings for investment purposes. The 80% investment requirement applies at the time the Fund invests its assets. The Fund will invest primarily in a portfolio of smaller domestic companies. Smaller companies will

3

include those companies with a market capitalization generally ranging in value as of August 31, 2007 from approximately $100 million to $4 billion. The market capitalization range of small cap securities in the index will fluctuate with the market. Sector and industry weights are maintained at a similar level to that of the Russell 2000 Index to avoid unintended exposure to factors such as the direction of the economy, interest rates, energy prices and inflation. The Fund may also use futures, options and other derivative instruments, and may participate in initial public offerings with the intention of immediately selling the shares in the after-market.

Equity securities will be selected for the Fund on the basis of proprietary analytical models. The Fund management team uses a quantitative approach to investment management, designed to uncover equity securities which are undervalued, with superior growth potential. This quantitative investment management approach involves a modeling process to evaluate vast amounts of financial data and corporate earnings forecasts.

The Small Cap Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this Prospectus: Cash sweep, equity securities, futures contracts and options on futures, equity swaps, initial public offerings (IPO holding and IPO trading), depositary receipts; repurchase agreements, options on securities and securities indexes, US government securities, real estate investment trusts, real estate-related industries, repurchase agreements, and securities lending.

The Small Cap Fund is subject to the following risks, as described under "Principal Risks:" Analytical models, derivatives, equity securities, IPO holding, IPO trading, liquidity, management, market, quantitative strategy, real estate securities, sector and small capitalization securities.

Core Opportunities Fund. The fundamental investment objective is to achieve long-term capital growth, current income and growth of income primarily through investments in equity securities.

The Fund will invest primarily in large and medium capitalization equity securities. The investment team seeks to find companies with above-average earnings growth and profitability, exhibiting sustainable competitive advantages. The Fund is focused, holding typically less than 75 individual stocks. The investment process starts with identifying a universe of success-biased companies diversified across each of the economic sectors. Global industry analysts identify well managed companies with the best long-term growth prospects, concentrating on competitive advantages and growth drivers. The Fund is diversified across economic sectors, and overweight to sectors which, in the team's view, stand to benefit from the economic climate. Fund holdings are driven by the analysts' best ideas, yet balanced to ensure broad diversification by individual stock and sector.

The Core Opportunities Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this Prospectus: Cash sweep, depositary receipts, equity securities, futures contracts and option on futures, US government securities, IPO holding, options on securities and securities indexes, repurchase agreements, and securities lending.

The Core Opportunities Fund is subject to the following risks, as described under "Principal Risks:" Derivatives, equity securities, fundamental strategy, government securities, IPO holding, large capitalization securities, management, market, medium capitalization securities, and sector.

Aggressive Equity Fund. The nonfundamental investment objective is to maximize total return through investing in US equity securities that are undervalued relative to their growth potential as measured by the Advisor's proprietary models.

Under normal market conditions, the Fund will invest at least 80% of its total assets in equity securities. Shareholders will be notified at least 60 days prior to changing the nonfundamental 80% investment policy. The basis for calculating total assets for purposes of the 80% test includes the Fund's net assets plus any borrowings for investment purposes. The 80% investment requirement applies at the time the Fund invests its assets. The investable universe is constructed using the Russell 3000® Index, which is a combination of the larger-capitalization Russell 1000® Index and the smaller-capitalization Russell 2000® Index. Securities in the Russell 3000 Index include those companies with a market capitalization range as of August 31, 2007 of approximately $27 million to $482 billion. The market capitalization range of securities in the index will fluctuate with the market. Equity securities will be selected for the Fund on the basis of proprietary analytical models. The Fund management team uses a quantitative approach to investment management designed to uncover equity securities which are undervalued, with superior growth potential. This quantitative investment management approach involves a modeling process to evaluate vast amounts of financial data and corporate earnings forecasts. The Fund may participate in initial public offerings with the intention of immediately selling the shares in the after-market.

The Fund may actively trade portfolio securities and is therefore subject to portfolio turnover and transaction costs. The Fund typically has a portfolio turnover rate in excess of 100%. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. Please see "Principal Risks—Portfolio Turnover Risk."

The Aggressive Equity Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional

4

Information about the Funds' Investment Policies and Risks" in this Prospectus: Cash sweep, depositary receipts, equity securities, futures contracts and options on futures, IPO trading, options on securities and securities indexes, real estate investment trusts, real estate-related industries, repurchase agreements, and securities lending.

The Aggressive Equity Fund is subject to the following risks, as described under "Principal Risks:" Analytical models, derivatives, equity securities, IPO holding, IPO trading, large capitalization securities, liquidity, management, market, portfolio turnover, quantitative strategy, real estate securities, sector, and small capitalization securities.

International Stock Selection Fund. The nonfundamental investment objective is to provide long-term capital growth by investing primarily in securities of foreign issuers.

Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities. Shareholders will be notified at least 60 days prior to changing the nonfundamental 80% investment policy. The basis for calculating total assets for purposes of the 80% test includes the Fund's net assets plus any borrowings for investment purposes. The 80% investment requirement applies at the time the Fund invests its assets. The Fund will attempt to meet its objective through the active selection of equity securities. The Fund management team will concentrate investments in holdings that are composed of, but not limited to, countries included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index. Through the use of a proprietary model, a quantitative selection process is used to select the best securities within each underlying industry in the MSCI® EAFE® Index.

The management team utilizes a proprietary bottom-up stock selection process that is based on a quantitative multi-factor model used to select the best securities within each underlying industry in the MSCI EAFE Index. Portfolio construction focuses on strong risk controls relative to the benchmark, specifically controls for country and size exposures.

The International Stock Selection Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this Prospectus: Cash sweep, equity securities, foreign issuers, equity swaps, depositary receipts, futures contracts and options on futures, IPO holding, options on securities and securities indexes, and securities lending.

The International Stock Selection Fund is subject to the following risks, as described under "Principal Risks:" Derivatives, equity securities, foreign currency, foreign securities, growth stocks, IPO holding, large capitalization securities, liquidity, management, market, quantitative strategy, small capitalization securities, and value stocks.

Life Solutions Funds. The Life Solutions Funds attempt to meet their objectives by investing substantially all of their investable assets in shares of various combinations of the SSgA Funds' portfolios and exchange traded funds that are advised or sponsored by the Advisor or its affiliates (the "Underlying Funds"). This arrangement is referred to as a "fund of funds." These combinations offer varying degrees of potential risk and reward. The Life Solutions Funds are designed primarily for tax-advantaged retirement accounts and other long-term investors. Each Life Solutions Fund's investment objective is nonfundamental:

Life Solutions Balanced Fund seeks a balance of growth of capital and income.

Life Solutions Growth Fund seeks long-term growth of capital.

Life Solutions Income and Growth Fund seeks income and, secondarily, long-term growth of capital.

The Life Solutions Funds are designed as a simple approach to help investors meet retirement and other long-term goals. Investors may choose to invest in one or more of the Life Solutions Funds based on their personal investment goals, risk tolerance and financial circumstances. The chart below illustrates the relative degree to which each Life Solutions Fund (compared to the other Life Solutions Funds) seeks to obtain capital appreciation, income and stability of principal, within the parameters of each of their investment objectives:

Life Solutions Fund	Capital Appreciation	Income	Volatility
Balanced	Medium	Medium	Medium

Growth	High	Low	High

Income and Growth	Low	High	Low

Through investment in the Underlying Funds, the Life Solutions Funds seek to maintain different allocations among classes of equity, international equity, fixed-income and short-term asset funds (including money market funds) depending on the Life Solutions Fund's investment objective and risk profile. Allocating investments this way permits each Life Solutions Fund to attempt to optimize performance consistent with its investment objective. The table below illustrates the equity, bond and short-term fund asset allocation ranges for each Life Solutions Fund. It also shows the weightings of each Underlying Fund as of August 31, 2007. Generally, re-allocation occurs periodically at the Advisor's discretion. Although the Underlying Funds invest primarily in securities within the asset class under which they are listed, they may also invest from time to time in other types of securities consistent with each of their investment objectives.

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Asset Class/Underlying Fund	Income and Growth	Balanced	Growth
Range of Total Equities	20-60%	40-80%	60-100%
		Life Solutions Funds Weightings in each Underlying Fund as of August 31, 2007 (% of total investments)
US Equities
S&P 500 Index Fund	6.1	5.6	11.9
Aggressive Equity Fund	7.9	14.0	19.3
Large Cap Value Fund	6.7	11.0	12.5
Concentrated Growth Opportunities Fund	8.9	13.7	15.3
International Equities[1]
International Stock Selection Fund	7.1	11.1	16.6
International Growth Opportunities Fund	2.3	3.3	2.7
Range of Bonds	40-80%	20-60%	0-40%
Bond Market Fund	54.1	34.4	14.8
Range of Short-Term Assets	0-20%	0-20%	0-20%
Money Market Fund	6.9	6.9	6.9

1  International equities are included in the total equity exposure indicated above and should not exceed the listed percentages.

The asset allocation range for each Life Solutions Fund has been approved by the Board of Trustees and may be changed at any time by the Board without shareholder approval. Within the asset allocation range for each Life Solutions Fund, the Advisor will establish specific percentage targets for each asset class and each Underlying Fund to be held by the Life Solutions Fund based on the Advisor's outlook for the economy, financial markets and relative market valuation of each Underlying Fund. Each Life Solutions Fund may temporarily deviate from its asset allocation range for defensive purposes.

The percentage allocation of a Life Solutions Fund's assets could from time to time deviate from its asset allocation range as a result of appreciation or depreciation of the shares of the Underlying Funds in which a Life Solutions Fund is invested. The Life Solutions Funds have adopted certain policies to reduce the likelihood of such an occurrence. First, the portfolio management team will rebalance each Life Solution Fund's holdings periodically as the team determines is appropriate. Rebalancing is the process of bringing the asset allocation of a Life Solutions Fund back into alignment with its asset allocation range. In addition, the portfolio manager will not allocate any new investment dollars to any Underlying Fund in an asset class whose maximum percentage has been exceeded. Finally, the Fund management team will allocate new investment dollars on a priority basis to Underlying Funds in any asset class whose minimum percentage has not been achieved.

Affiliated Persons. The Advisor and the officers and trustees of the Life Solutions Funds also serve as investment advisor, officers and trustees, respectively, of the Underlying Funds. Therefore, conflicts may arise as these persons fulfill their fiduciary responsibilities to the Life Solutions Funds and the Underlying Funds. If a situation arises that may result in a conflict, the trustees and officers of the Life Solutions Funds will carefully analyze the situation and take all necessary steps to minimize or eliminate the potential conflicts.

Investments in the Underlying Funds. The Life Solutions Funds invest primarily in the Underlying Funds, so each Life Solutions Fund's investment performance is directly related to the investment performance of the Underlying Funds that it holds, and is subject to the risks of the investments of the Underlying Funds. The ability of each Life Solutions Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives and to the allocation among the Underlying Funds by the Advisor. There can be no assurance that the investment objective of any Life Solutions Fund or Underlying Fund will be achieved.

PRINCIPAL RISKS

Investment in the SSgA Funds, like any investment, has risks. Fund shares will rise and fall in value and there is a risk you could lose money by investing in a Fund. There can be no assurance that a Fund will achieve its objective. An investment in the SSgA Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Each of the Funds has risks associated with it. This section contains a detailed description (arranged alphabetically) of the risks associated with a Fund, as identified in "Principal Investment Strategies" above. Information about the specific instruments or investment techniques referred to in this section is contained in the section called "Additional Information about the Funds' Investment Policies and Risks."

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Asset-Backed Securities Risk. Asset-backed securities are obligations whose principal and interest payments are supported or collateralized by pools of other assets, such as automobile loans, credit card receivables and leases. Defaults on the underlying assets may impair the value of an asset-backed security. Furthermore, there may be legal and practical limitations on the enforceability of any security interest granted with respect to those underlying assets. Asset-backed securities are also subject to prepayment risk.

Call Risk. Call risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage-backed security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, a Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and the potential for taxable capital gains.

Credit/Default Risk. Credit/default risk is the risk that an issuer or guarantor of a fixed-income security held by a Fund may default on its obligation to pay interest and repay principal. There is also a risk that one or more of the securities will be downgraded in credit rating generally, lower rated issuers have higher credit risks. Credit/default risk includes the risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations. Credit risk, which has the potential to hurt the Fund's performance, is generally inversely related to credit quality.

Derivatives Risk. There are certain investment risks in using derivatives including, but not limited to, futures contracts, options on futures, swaps and structured notes. If a Fund incorrectly forecasts interest rates or other features of the particular instrument in using derivatives, a Fund could lose money. Derivatives are sometimes used to hedge the risks associated with holding other instruments, or as a substitute for such instruments. Price movements of a futures contract, option, structured notes or other derivative instrument may not be identical to price movements of the underlying portfolio securities or a securities index, resulting in the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices or other relevant features of a derivative instrument.

Derivatives contracts tend to fluctuate in value resulting in a net amount payable or receivable by the parties to such contracts. As a result derivatives contracts are typically "marked to market" on a periodic basis whereupon the parties to such contracts settle their obligations to one another. In some cases, this settlement results in one party pledging collateral to the other party to cover the exposure by marking securities to market.

Dollar-Denominated Instruments Risk. Dollar-denominated instruments are an alternative to directly investing in foreign securities. While such instruments may be measured in US dollars, this does not eliminate the risk inherent in investing in the securities of foreign issuers. Dollar-denominated instruments issued by entities located in foreign countries could lose value as a result of political, financial and economic events in foreign countries. Issuers of these instruments are not necessarily subject to the same regulatory requirements that apply to US banks and corporations, although the information available for dollar-denominated instruments may be subject to the accounting, auditing and financial reporting standards of the US domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject. Furthermore, by investing in dollar-denominated instruments rather than directly in a foreign issuer's stock, the Fund can avoid currency risks during the settlement period for either purchases or sales.

Equity Securities Risk. The value of equity securities will rise and fall in response to the activities of the company that issued the stock, general market conditions, and/or specific economic or political conditions. In the short-term, equity prices can fluctuate dramatically in response to developments. Different parts of the market and different types of equity securities can react differently to developments. Issuer, political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region or the market as a whole.

Extension Risk. Extension risk is the risk than an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease and a Fund will also suffer from the inability to invest in higher yield securities.

Foreign Currency Risk. A Fund that invests in foreign (non-US) securities or securities denominated in foreign (non-US) currencies may be adversely affected by changes in currency exchange rates, exchange control regulations, foreign country indebtedness and indigenous economic and political developments. A Fund attempts to buy and sell foreign currencies on favorable terms, but will incur the cost of any price spread on currency exchanges when a Fund changes investments from one country to another or when proceeds from the sale of shares in US dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a Fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to a Fund's investments in securities of issuers of that country. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the Fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies

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may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging markets countries have experienced substantial and in some periods extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

Foreign Securities Risk. Foreign securities, foreign currencies, and securities issued by US entities with substantial foreign operations carry risks relating to political, economic or regulatory conditions in foreign countries, such as: (1) less publicly available information; (2) lack of uniform accounting, auditing and financial reporting standards, practices and requirements; (3) lower trading volume, less liquidity and more volatility for securities; (4) less government regulation of securities exchanges, brokers and listed companies; (5) political or social instability, civil unrest and acts of terrorism; and (6) the possibility of expropriation or confiscatory taxation. All of these factors may adversely affect investment in foreign securities, making such investments more volatile and potentially less liquid than US investments. In addition, foreign markets can perform differently from the US market.

Fundamental Strategy Risk. Some Funds are managed according to traditional methods of active investment management, which involves the buying and selling of securities based on economic, financial and market analysis and investment judgment. A Fund managed according to a fundamental strategy is subject to the risk that the investments chosen for the Fund by the Advisor, based on the analysis conducted by the portfolio manager and securities analyst, may fail to perform as expected.

Government Securities Risk. Unlike securities issued by the US Treasury, securities issued by US government agencies and instrumentalities such as Fannie Mae, Freddie Mac and Federal Home Loan Bank are neither insured nor guaranteed by the US Treasury and are subject to the risk that the US government will not provide financial support to such agencies or instrumentalities if it is not obligated to do so by law. Investments in US government securities may return less than investments in non-government fixed income securities.

Income Risk. Income risk is the risk that falling interest rates will cause a Fund's income over time to decline.

Interest Rate Risk. During periods of rising interest rates, a Fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Fund's yield (and the value of its securities) will tend to be higher than prevailing market rates. The longer the duration of the security, the more sensitive the security is to this risk. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration, but would reduce its value by approximately fifteen dollars if it had a 15-year duration.

IPO Holding Risk. IPO holding is the practice of participating in an initial public offering (IPO) with the intent of holding the security for investment purposes. Because an IPO is an equity security that is new to the public market, the value of IPOs may fluctuate dramatically. Because of the cyclical nature of the IPO market, from time to time there may not be any IPOs in which a Fund can participate. Even when the Fund requests to participate in an IPO, there is no guarantee that a Fund will receive an allotment of shares in an IPO sufficient to satisfy a Fund's desired participation. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.

IPO Trading Risk. IPO trading is the practice of participating in an initial public offering (IPO) and then immediately selling the security in the after-market. Engaging in this strategy could result in active and frequent trading. Use of this strategy could increase the Fund's portfolio turnover and the possibility of realized capital gain. This is not a tax-efficient strategy. From time to time, it may not be possible to pursue an IPO trading strategy effectively because of a limited supply of "hot" IPOs. In addition, this practice may result in losses if a Fund purchases a security in an IPO and there is insufficient demand for the security in the after-market of the IPO. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.

Large Capitalization Securities Risk. A Fund's emphasis on securities issued by large capitalization companies makes it susceptible to the business risks of larger companies, which usually cannot change as quickly as smaller companies in response to competitive challenges. Larger companies also tend not to be able to maintain the high growth rates of well-managed smaller companies, especially during strong economic periods.

Liquidity Risk. Certain types of securities, such as non-investment grade debt securities, small capitalization stocks, securities issued by real estate investment trusts, emerging market securities, asset-backed securities and mortgage-backed securities, are subject to the risk that the securities may not be sold at the quoted market price within a reasonable period of time. A Fund holding such securities may experience substantial losses if required to liquidate these holdings.

Management Risk. Management risk is the risk that an investment strategy may fail to produce the intended results. There can be no assurance that any Fund will achieve its investment objective. The Advisor's assessment of the short-term or long-term prospect of a Fund's portfolio of securities may not prove accurate. No assurance can be given that any investment or trading strategy implemented by the Advisor on behalf of a Fund will be successful. Furthermore, because of the risks associated with financial markets, there is a risk that you may suffer a significant or complete loss of your investment in the Fund.

Market Risk. The value of the securities in which a Fund invests may go up or down in response to the prospects of

8

individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Medium Capitalization Securities Risk. Securities of companies with medium size capitalizations tend to be riskier than securities of companies with large capitalizations. This is because medium capitalization companies typically have less seasoned management, smaller product lines and less access to liquidity than large capitalization companies, and are therefore more sensitive to economic downturns. In addition, growth prospects of medium capitalization companies tend to be less certain than large capitalization companies and the dividends paid on mid-capitalization stocks are frequently negligible. Moreover, medium capitalization stocks have, on occasion, fluctuated in the opposite direction of large capitalization stocks or the general stock market. Consequently, securities of mid-capitalization companies tend to be more volatile than those of large capitalization companies.

Mortgage-Backed Roll Risk. A forward roll is when an investor replaces an old options position with new one with a later expiration date (and same strike price). There are two primary risks associated with the roll market for mortgage-backed securities. First, the value and safety of the roll depends entirely upon the counterparty's ability to redeliver the security at the termination of the roll. Therefore, the counterparty to a roll must meet the same credit criteria as any existing repurchase counterparty. Second, the security which is redelivered at the end of the roll period must be substantially the same as the initial security, i.e., it must have the same coupon, be issued by the same agency and be of the same type, have the same original stated term to maturity, be priced to result in similar market yields and must be "good delivery." Within these parameters, however, the actual pools that are redelivered could be less desirable than those originally rolled, especially with respect to prepayment characteristics.

Mortgage-Backed Securities Risk. Mortgage-backed securities represent either direct or indirect participation in, or obligations collateralized by and payable from, mortgage loans secured by real property. The investment characteristics of mortgages differ from those of traditional fixed-income securities. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. Furthermore, mortgage-backed securities are subject to prepayment risk as described elsewhere in this section. Mortgage-backed securities may also be subject to call risk and extension risk, as described elsewhere in this section.

Portfolio Turnover Risk. The turnover rate of a portfolio cannot be predicted. Funds subject to this risk will have annual portfolio turnover rates that generally will exceed 100%. Securities having a maturity of one year or less are not included in the turnover calculation. A high turnover rate (over 100%) will: (1) increase transaction expenses, which will adversely affect a Fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized capital gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an investment in the Fund. A portfolio turnover rate at the high end of the range is not tax efficient, and taxable investors may wish to consult a tax professional prior to investing.

Prepayment Risk. Prepayment risk is the risk that principal on mortgages or other assets underlying a mortgage-backed or asset-backed security may be paid prior to the stated maturity date at any time. If a Fund purchases mortgage-backed or asset-backed securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Fund purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market values. Prepayment of loans underlying asset-backed and mortgage-backed securities can be expected to accelerate during periods of declining interest rates.

Quantitative Strategy Risk. Funds that use a quantitative strategy are managed so that stocks are selected based upon a multi-factor proprietary model designed by the Advisor. The model attempts to enhance returns, within specified risk parameters, relative to a benchmark by analyzing a variety of objective economic, financial and related information. The success of a Fund's principal investment strategy depends on the Advisor's skill in designing and using its analytical model as a tool for selecting stocks. A flaw in the design of an analytical model may result in a Fund having a lower return than if the Fund was managed using a fundamental or passive investment management strategy.

Real Estate Securities Risk. Just as real estate values go up and down, the value of securities of companies involved in the real estate industry also fluctuate. A Fund that invests in REITs and other real estate securities is subject to risks associated with direct ownership of real estate. The value of real estate (and real estate securities) may be affected by changes in general and local economic conditions, increases in property taxes and changes in tax laws and interest rates. The value of securities of companies that service the real estate industry may also be affected by such risks.

Sector Risk. The risk that a Fund concentrates its investment in specific industry sectors that have historically experienced substantial price volatility. A Fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by a Fund may lack sufficient market liquidity to enable a Fund to sell the securities at an advantageous time or without a substantial drop in price.

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Small Capitalization Securities Risk. Investments in smaller companies may involve greater risks because these companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small capitalization companies may be more volatile than large cap stocks, which could increase the volatility of a Fund that maintains significant exposure to small cap stocks.

RISK AND RETURN

The following bar charts illustrate the risks of investing in each Fund by showing how the performance of each Fund's Class R Shares changes from year to year over the life of the Fund. Performance for the Funds' Class R Shares before their inception (May 14, 2004) is derived from the historical performance of the Institutional Class, adjusted for the higher operating expenses related to distribution and shareholder servicing. The accompanying tables further illustrate the risks of investing in a Fund by showing how the Fund's average annual returns for 1, 5 and 10 years (or, if less, since a Fund's inception) compare to the returns of a broad-based securities market index. After tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

A Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Best Quarter — September 30, 2002: 4.68%
Worst Quarter — June 30, 2004: (2.03)%
Year-to-Date — September 30, 2007: (2.34)%

The following table further illustrates the risks of investing in the Fund by showing how the Fund's average annual returns for 1 and 5 years and since the Fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

Average Annual Total Returns
For the Periods Ended December 31, 2006:

Bond Market Fund	1 Year	5 Years	10 Years
Return Before Taxes	3.74%	4.52%	5.41%
Return After Taxes on Distributions	1.91%	2.79%	3.39%
Return After Taxes on Distributions and Sale of Fund Shares	2.41%	2.87%	3.40%
Lehman Brothers® Aggregate Bond Index	4.33%	5.06%	6.24%

*Class R Shares began operating on May 14, 2004. Performance for the Funds' Class R Shares before their inception is derived from the historical performance of the Institutional Class, adjusted for the higher operating expenses related to distribution and shareholder servicing.

30-Day Yields
For the Period Ended December 31, 2006:

Current
Bond Market Fund	4.61%

Current yield information for the Fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

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Best Quarter — December 31, 1998: 19.49%
Worst Quarter — September 30, 1998: (27.20)%
Year-to-Date — September 30, 2007: (0.92)%

A portion of the Fund's performance in 2000 can be attributed to investments in IPOs. There is no guarantee that the Fund will continue to participate in the IPO market.

The following table further illustrates the risks of investing in the Fund by showing how the Fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

Average Annual Total Returns
For the Periods Ended December 31, 2006:

Small Cap Fund	1 Year	5 Years	10 Years*
Return Before Taxes	10.90%	11.19%	7.53%
Return After Taxes on Distributions	10.07%	10.68%	7.06%
Return After Taxes on Distributions and Sale of Fund Shares	8.13%	9.68%	6.47%
Russell 2000® Index	10.32%	10.89%	13.47%

*Class R Shares began operating on May 14, 2004. Performance for the Funds' Class R Shares before their inception is derived from the historical performance of the Institutional Class, adjusted for the higher operating expenses related to distribution and shareholder servicing. The returns would have been lower without the contractual expense reimbursement.

Best Quarter — December 31, 1998: 23.65%
Worst Quarter — June 30, 2002: (15.64)%
Year-to-Date — September 30, 2007: 11.37%

The following table further illustrates the risks of investing in the Fund by showing how the Fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

Average Annual Total Returns
For the Periods Ended December 31, 2006:

Core Opportunities Fund	1 Year	5 Years	10 Years*
Return Before Taxes	7.96%	1.96%	7.47%
Return After Taxes on Distributions	7.93%	1.90%	6.77%
Return After Taxes on Distributions and Sale of Fund Shares	5.17%	1.64%	6.32%
S&P 500® Index	15.79%	6.19%	8.42%

*Class R Shares began operating on May 14, 2004. Performance for the Funds' Class R Shares before their inception is derived from the historical performance of the Institutional Class, adjusted for the higher operating expenses related to distribution and shareholder servicing. The returns would have been lower without the contractual expense reimbursement.

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Best Quarter — December 31, 1999: 69.74%
Worst Quarter — September 30, 2001: (19.68)%
Year-to-Date — September 30, 2007: 0.00%

A material portion of the Fund's performance in 1999 and 2000 can be attributed to investments in IPOs. There is no guarantee that the Fund will continue to participate in the IPO market.

The following table further illustrates the risks of investing in the Fund by showing how the Fund's average annual returns for 1 and 5 years and since the Fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

Average Annual Total Returns
For the Periods Ended December 31, 2006:

Aggressive Equity Fund	1 Year	5 Years	Inception*
Return Before Taxes	12.95%	8.64%	13.08%
Return After Taxes on Distributions	9.40%	7.63%	5.96%
Return After Taxes on Distributions and Sale of Fund Shares	10.71%	7.19%	7.09%
Russell 3000® Index	15.72%	7.17%	4.34%

*Class R Shares began operating on May 14, 2004. Performance for the Funds' Class R Shares before their inception is derived from the historical performance of the Institutional Class, adjusted for the higher operating expenses related to distribution and shareholder servicing. The returns would have been lower without the contractual expense reimbursement.

Best Quarter — June 30, 2003: 19.93%
Worst Quarter — September 30, 2002: (18.39)%
Year-to-Date — September 30, 2007: 11.05%

The following table further illustrates the risks of investing in the Fund by showing how the Fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

Average Annual Total Returns
For the Periods Ended December 31, 2006:

International Stock Selection Fund	1 Year	5 Years	10 Years*
Return Before Taxes	29.86%	17.40%	6.93%
Return After Taxes on Distributions	28.56%	16.71%	5.67%
Return After Taxes on Distributions and Sale of Fund Shares	19.69%	14.99%	5.27%
MSCI® EAFE® Net Dividend Index	26.34%	14.98%	7.71%

*Class R Shares began operating on May 14, 2004. Performance for the Funds' Class R Shares before their inception is derived from the historical performance of the Institutional Class, adjusted for the higher operating expenses related to distribution and shareholder servicing. The returns would have been lower without the contractual expense reimbursement.

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Best Quarter — June 30, 2003: 13.37%
Worst Quarter — September 30, 2002: (9.73)%
Year-to-Date — September 30, 2007: 3.79%

The following table further illustrates the risks of investing in the Fund by showing how the Fund's average annual returns for 1 and 5 years and since the Fund's inception compare to the returns of a broad-based securities market index, the S&P 500® Index (index returns shown reflect no deductions for fees, taxes or expenses).

Average Annual Total Returns
For the Periods Ended December 31, 2006:

Life Solutions Balanced Fund	1 Year	5 Years	Inception*
Return Before Taxes	10.15%	7.47%	5.46%
Return After Taxes on Distributions	9.12%	6.78%	3.58%
Return After Taxes on Distributions and Sale of Fund Shares	6.60%	6.04%	3.62%
S&P 500® Index	15.79%	6.19%	6.75%
Russell 3000® Index	15.72%	7.17%	7.25%
Lehman Brothers® Aggregate Bond Index	4.33%	5.06%	6.23%
MSCI® EAFE® Index	26.34%	14.98%	6.92%
Composite Market Index**	12.14%	7.39%	7.22%

*Class R Shares began operating on May 14, 2004. Performance for the Funds' Class R Shares before their inception is derived from the historical performance of the Institutional Class, adjusted for the higher operating expenses related to distribution and shareholder servicing. The returns would have been lower without the contractual expense reimbursement.

**Composite Market Index is comprised of Russell 3000 Index (50%), Lehman Bros. Aggregate Bond Index (40%) and MSCI EAFE Index (10%) and shows how the Fund's performance compares with the returns of a composite index that is weighted in the market sectors in which the Fund invests in amounts similar to the Fund's investment objective.

The Russell 3000® Index is an index of the 3,000 largest US companies based on total market capitalization. The Lehman Brothers® Aggregate Bond Index is an index of the securities of the Lehman Brothers® Government/ Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index that are of investment-grade quality, have at least one year to maturity and have an outstanding par value of at least $100 million. The MSCI® EAFE® Index is an index designed to measure equity performance in 21 developed market countries. The information provided for each index shows how the Fund's performance compares with the returns of an index that is focused on the market sectors in which a portion of the Fund's assets are invested.

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Best Quarter — June 30, 2003: 16.69%
Worst Quarter — September 30, 2002: (13.96)%
Year-to-Date — September 30, 2007: ____%

The following table further illustrates the risks of investing in the Fund by showing how the Fund's average annual returns for 1 and 5 years and since the Fund's inception compare to the returns of a broad-based securities market index, the S&P 500® Index (index returns shown reflect no deductions for fees, taxes or expenses).

Average Annual Total Returns
For the Periods Ended December 31, 2006:

Life Solutions Growth Fund	1 Year	5 Years	Inception*
Return Before Taxes	12.80%	8.52%	5.50%
Return After Taxes on Distributions	12.03%	8.12%	3.45%
Return After Taxes on Distributions and Sale of Fund Shares	8.32%	7.15%	3.52%
S&P 500® Index	15.79%	6.19%	6.75%
Russell 3000® Index	15.72%	7.17%	7.25%
Lehman Brothers® Aggregate Bond Index	4.33%	5.06%	6.23%
MSCI® EAFE® Index	26.34%	14.98%	6.92%
Composite Market Index**	14.99%	8.14%	7.33%

*Class R Shares began operating on May 14, 2004. Performance for the Funds' Class R Shares before their inception is derived from the historical performance of the Institutional Class, adjusted for the higher operating expenses related to distribution and shareholder servicing. The returns would have been lower without the contractual expense reimbursement.

**Composite Market Index is comprised of Russell 3000 Index (50%), Lehman Bros. Aggregate Bond Index (40%) and MSCI EAFE Index (10%) and shows how the Fund's performance compares with the returns of a composite index that is weighted in the market sectors in which the Fund invests in amounts similar to the Fund's investment objective.

The Russell 3000® Index is an index of the 3,000 largest US companies based on total market capitalization. The Lehman Brothers® Aggregate Bond Index is an index of the securities of the Lehman Brothers® Government/ Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index that are of investment-grade quality, have at least one year to maturity and have an outstanding par value of at least $100 million. The MSCI® EAFE® Index is an index designed to measure equity performance in 21 developed market countries. The information provided for each index shows how the Fund's performance compares with the returns of an index that is focused on the market sectors in which a portion of the Fund's assets are invested.

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Best Quarter — June 30, 2003: 10.09%
Worst Quarter — September 30, 2001: (5.80%)
Year-to-Date — September 30, 2007: 1.52%

The following table further illustrates the risks of investing in the Fund by showing how the Fund's average annual returns for 1 and 5 years and since the Fund's inception compare to the returns of a broad-based securities market index, the S&P 500® Index (index returns shown reflect no deductions for fees, taxes or expenses).

Average Annual Total Returns
For the Periods Ended December 31, 2006:

Life Solutions Income and Growth Fund	1 Year	5 Years	Inception*
Return Before Taxes	7.56%	6.24%	5.19%
Return After Taxes on Distributions	6.46%	5.35%	3.39%
Return After Taxes on Distributions and Sale of Fund Shares	4.90%	4.84%	3.38%
S&P 500® Index	15.79%	6.19%	6.75%
Russell 3000® Index	15.72%	7.17%	7.25%
Lehman Brothers® Aggregate Bond Index	4.33%	5.06%	6.23%
MSCI® EAFE® Index	26.34%	14.98%	6.92%
Composite Market Index**	9.32%	6.55%	6.99%

*Class R Shares began operating on May 14, 2004. Performance for the Funds' Class R Shares before their inception is derived from the historical performance of the Institutional Class, adjusted for the higher operating expenses related to distribution and shareholder servicing. The returns would have been lower without the contractual expense reimbursement.

**Composite Market Index is comprised of Russell 3000 Index (35%), Lehman Bros. Aggregate Bond Index (60%) and MSCI EAFE Index (5%) and shows how the Fund's performance compares with the returns of a composite index that is weighted in the market sectors in which the Fund invests in amounts similar to the Fund's investment objective.

The Russell 3000® Index is an index of the 3,000 largest US companies based on total market capitalization. The Lehman Brothers® Aggregate Bond Index is an index of the securities of the Lehman Brothers® Government/ Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index that are of investment-grade quality, have at least one year to maturity and have an outstanding par value of at least $100 million. The MSCI® EAFE® Index is an index designed to measure equity performance in 21 developed market countries. The information provided for each index shows how the Fund's performance compares with the returns of an index that is focused on the market sectors in which a portion of the Fund's assets are invested.

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PORTFOLIO HOLDINGS

A description of the SSgA Funds' policies with respect to the disclosure of its portfolio securities ("Disclosure Policies") is available in the Statement of Additional Information. The Disclosure Policies govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the SSgA Funds. Disclosure of each Fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter or subsequent to periodic portfolio holdings disclosure in the Funds' filings with the SEC on their website at www.ssgafunds.com.

FEES AND EXPENSES OF THE FUNDS

These tables describe the fees and expenses that you may pay if you buy and hold shares of the funds.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends or Other Distributions	None
Redemption Fee	None
Exchange Fee	None
Maximum Account Fee	None

Annual Fund Operating Expenses

(expenses that are deducted from fund assets)

	Bond Market	Small Cap	Core Opportunities	Aggressive Equity	International Stock Selection
Management Fee	.30%	.75%	.75%	.75%	.75%
Distribution and Service (12b-1) Fees[1]	.63%	.62%	.70%	.62%	.70%
Other Expenses	.18%	.23%	.25%	.57%	.22%
Acquired Fund Fee and Expenses[2]	—	—	—	—	—
Gross Expenses	1.11%	1.68%	1.70%	1.94%	1.67%
Less Contractual Management Fee Waivers and Reimbursement	(.11)%[3]	—	(.11)%[4]	(.34)%[4]	(.18)%[4]
Total Annual Expenses After Waivers and Reimbursements[5]	1.00%	1.60%	1.59%	1.60%	1.49%

  1  The Distributor has contractually agreed to waive, at least until December 31, 2008, up to .70% of the average daily net assets on an annual basis, of the distribution and shareholder servicing fee under the circumstances described in footnote 5 below. Without the waiver, the distribution and shareholder servicing fee of the Bond Market, Small Cap and Aggressive Equity Funds would be .70%.

  2  In addition to the Management Fees, Distribution Fees and Other Fees and Expenses paid by the Funds, each Fund will bear indirectly a proportionate share of operating fees and expenses of other registered investment companies or exchange traded funds ("Acquired Funds") which they hold. Currently, the cash reserves for certain Funds are invested in other affiliated and non-affiliated money market funds. If the fees and expenses incurred indirectly by the Fund as a result of investment in shares of one or more Acquired Funds is less than 0.01% of the average net assets of a Fund, the Fund will include these fees and expenses under the "Other Expenses" category in the table above.

  3  The Advisor has contractually agreed to waive up to the full amount of the Management Fee and to reimburse the Fund for all expenses to the extent that the total expenses (exclusive of non-recurring account fees and extraordinary expenses) exceed 1.00% of average daily net assets on an annual basis until December 31, 2008.

  4  The Advisor has contractually agreed to waive up to the full amount of the Management Fee and to reimburse the Fund for all expenses to the extent that the total expenses (exclusive of non-recurring account fees and extraordinary expenses) exceed 1.60% of average daily net assets on an annual basis until December 31, 2008.

  5  If the total expenses of the Institutional Shares are above its respective cap, then the Advisor will waive the Management Fee for both the Institutional and Class R Shares in an equal amount to reduce the total expenses to the level of the cap in effect for the Institutional Shares. If thereafter the total expenses for the Class R Shares remain above the cap in effect for the Class R Shares, then the Distributor will waive up to 70 basis points of the Distribution and Service (12b-1) Fee to further reduce the total expenses of the Class R Shares to the level of the cap. If after waiving the full 70 basis points the total expenses of the Class R Shares remain above the cap, then the Advisor will reimburse the Class R Shares for all expenses to the level of the cap.

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Annual Fund Operating Expenses

(expenses that are deducted from fund assets)

	Life Solutions Balanced Fund	Life Solutions Growth Fund	Life Solutions Income and Growth Fund
Management Fee	.00%	.00%	.00%
Distribution and Service (12b-1) Fees	.70%	.70%	.70%
Acquired Fund Fee and Expenses	—	—	—
Other Expenses	.20%	.31%	.57%
Gross Expenses	.90%	1.01%	1.27%
Less Contractual Management Fee Waivers and Reimbursements	—	—	(.25)%
Total Annual Expenses After Waivers and Reimbursements	.90%	1.01%	1.02%
Average Indirect Expenses Before Waivers and Reimbursements on Underlying Funds	1.04%	1.11%	.86%
Average Indirect Expenses After Waivers and Reimbursements on Underlying Funds	.78%	.83%	.66%
Total Annual Expenses (Including Indirect Expenses) Before Waivers and Reimbursements of Underlying Funds	1.94%	2.12%	1.88%
Net Annual Expenses (Including Indirect Expenses) After Waivers and Reimbursements of Underlying Funds	1.68%	1.84%	1.68%

Shareholders in a Life Solutions Fund will bear indirectly the proportionate expenses of the Underlying Funds in which the Life Solutions Fund invests. Each Life Solutions Fund intends to invest in some, but not all, of the Underlying Funds. Based on current expectations and the weighted exposure to the Underlying Funds, the following is the indirect expense ratio (before and after fee waivers and/or expense reimbursements) of each Life Solutions Fund:

Life Solutions Fund	Average Indirect Expense Ratios Before and After Fee Waiver and/or Expense Reimbursement (%)
	Before	After
Balanced Fund	1.04	.78
Growth Fund	1.11	.83
Income and Growth Fund	.86	.66

Example

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Funds for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Fund	1 year	3 years	5 years	10 years
Bond Market	$102	$356	$626	$1,385
Small Cap	$163	$522	$906	$1,987
Core Opportunities	$162	$525	$913	$1,999
Aggressive Equity	$163	$593	$1,049	$2,314
International Stock Selection	$151	$509	$890	$1,961
Life Solutions Balanced	$171	$584	$1,023	$2,243
Life Solutions Growth	$187	$637	$1,113	$2,430
Life Solutions Income and Growth	$171	$571	$998	$2,185

Investors may also be required to pay additional fees for services provided by the Intermediary and should contact the Intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

17

MANAGEMENT OF THE FUNDS

Investment Advisor. SSgA Funds Management, Inc. (the "Advisor"), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the investment advisor for the SSgA Funds and directs the Funds' investments in accordance with each Fund's investment objective, policies and restrictions.

The Advisor is registered with the SEC as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of November 30, 2007, the Advisor had over $145 billion in assets under management. The Advisor, State Street Bank and Trust Company (State Street) and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. With over $2 trillion under management as of November 30, 2007, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.

The Advisor is responsible for making investment decisions for the SSgA Funds and managing each Fund's affairs and business, subject to the supervision of the Board of Trustees. The Advisor provides investment advisory services to a number of other investors and investment companies, as well as the SSgA Funds. The Board of Trustees of the SSgA Funds considers the renewal of the investment advisory agreement annually. A discussion of the basis for the Board's consideration and approval of the investment advisory agreement is contained in the Funds' annual reports, which are available upon request by calling the Distributor at 1-800-647-7327 or on the Funds' website at www.ssgafunds.com.

For its services as the Advisor, each Fund in this Prospectus pays an annual management fee, calculated daily and paid monthly, that is equal to a certain percentage of its average daily net assets (see the table below). However, the Advisor has contractually agreed to waive or reimburse its fees for certain funds.

	Annual Management Fees (% of Average Daily Net Assets):
Fund	Management Fee Before Waivers or Reim- bursements (%)	Management Fee After Waivers or Reim- bursements (%)
Bond Market	0.30	0.19
Small Cap	0.75	0.75
Core Opportunities	0.75	0.64
Aggressive Equity	0.75	0.41
International Stock Selection	0.75	0.57

The Life Solutions Funds will not be charged a fee by the Advisor. However, each Life Solutions Fund, as a shareholder in the Underlying Funds, will bear its proportionate share of any investment advisory fees and other expenses paid by the Underlying Funds.

PORTFOLIO MANAGEMENT

Each of the SSgA Funds is managed by a team of investment professionals. The Advisor uses a team approach to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for each respective investment strategy offered by the Advisor and State Street Global Advisors. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within State Street Global Advisors. Each portfolio management team is overseen by the State Street Global Advisors Investment Committee. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

Bond Market Fund. The SSgA Bond Market Fund is managed by the SSgA North America Fixed Income Team. The portfolio managers identified below are jointly and primarily responsible for the day-to-day management of the Fund:

•  John (Chuck) Laposta, CFA. Chuck is a Vice President of SSgA, a Principal of SSgA FM, and a Senior Portfolio Manager in the Tax-Aware and Principal Protected Strategies (TAPPS) Group. Chuck is a senior member of the TAPPS Group where he manages various investment grade strategies to meet client specific objectives. In addition to this, Chuck is responsible for the oversight of a team of Portfolio Managers who invest in all segments of the bond market for a client base that includes Corporate Liquidity, Insurance, Nuclear Decommissioning Trusts and Stable Value. Prior to this position he was a member of the interest rate strategies group as well as the manager of SSgA's intermediate strategies. Chuck has been a member of the Global Fixed Income team since 1996 and has worked extensively with SSgA's global offices. Chuck has earned the Chartered Financial Analyst Designation and is a member of the CFA Institute and the Boston Security Analysts Society. He received a Bachelor of Arts degree in Economics from the College of the Holy Cross and an MBA with a concentration in Finance from Clark University.

•  Matthew D. Pappas. Matt is a Principal of SSgA, a Principal of SSgA FM, and a Portfolio Manager in the Tax-Aware and Principal Protected Strategies (TAPPS) Group, which includes Corporate Liquidity and Stable Value asset management. Matt manages various investment grade strategies to meet client specific objectives.

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Prior to his current role, Matt was a research analyst in the Credit Research group supporting the Securities Lending and Cash desk. This role included both quantitative and qualitative credit analysis on corporate and short-term structured products. Matt originally joined SSgA as an Investment Operations associate before transitioning to the Research group in 2002. Matt has been a member of the Fixed Income area since joining SSgA in 1999. Matt earned his Bachelor's degree in Accounting from the University of Massachusetts, Dartmouth. He also has his MBA with a concentration in Finance from Bryant College.

Small Cap and Aggressive Equity Funds. These funds are managed by the SSgA US Active Equity Quantitative Team. The portfolio managers identified below are jointly and primarily responsible for the day-to-day management of the Fund:

•  Brian Shannahan, CFA. Brian is a Managing Director of SSgA and Principal of SSgA FM. Brian joined the firm in 2000 and is the head of the' firm's US Active Quantitative Equity Team. He received an MBA in Finance and Quantitative Methods from the University of Connecticut and a BSE in Chemical Engineering from Princeton University. Brian is a member of the Boston Security Analysts Society and the Association for Investment Management and Research (AIMR).

•  Christopher Zani, CFA, FRM. Chris is a Principal of SSgA and SSgA FM. Chris is a portfolio manager for the firm's US Active Quantitative Equity Team, with responsibility for quantitative strategies as well as current model analysis and research and development of new models. Prior to joining the firm in 2004, Chris worked for FactSet Research Systems where he was a quantitative specialist for the Northeast region. There, he was responsible for sales and support of factor testing and portfolio optimizer products, working with clients across a wide spectrum of the investment industry. Chris holds a Bachelor of Science from Providence College. He has earned the Chartered Financial Analyst designation and is a member of the Boston Security Analysts' Society and the CFA Institute. Chris is also a Certified Financial Risk Manager (FRM), and is a member of the Global Association of Risk Professionals.

•  Mike Arone, CFA. Mike is a Vice President of SSgA and a Principal of SSgA FM. Mike joined the firm in 1997 and is a member of the firm's US Active Quantitative Equity Team. He is responsible for portfolio management and research across multiple investment strategies. Michael holds a BS in Finance from Bentley College. He is a member of the Boston Security Analysts Society and the CFA Institute.

•  Anna Mitelman Lester, CFA. Anna is a Vice President of SSgA and a Principal of SSgA FM. Anna joined the firm in 2005 and is a member of the firm's US Active Quantitative Equity Team. She is responsible for portfolio management and research for the small cap investment strategies. Prior to joining SSgA, Anna was an analyst and portfolio manager at Putnam Investments and its subsidiary PanAgora Asset Management. Anna holds a BA in Computer Science and Mathematics from Wellesley College and an MBA from the MIT Sloan School of Management. She is a member of the Boston Security Analysts Society and CFA Institute.

•  Jim Johnson, CFA. Jim is a Vice President of SSgA and a Principal of SSgA FM. Jim joined the firm in 2005 and is a member of the US Active Quantitative Equity Team. He is responsible for portfolio management and research across multiple investment strategies. Prior to joining SSgA in 2005, he managed a market neutral hedge fund and mutual fund portfolios for American Express Financial Advisors. Jim holds a degree in Music Engineering Technology and a minor in Electrical Engineering from The University of Miami. He also holds an M.B.A. in Finance from The University of Minnesota Carlson School of Business. Jim earned the Chartered Financial Analyst designation in 1995.

Core Opportunities Fund. The SSgA Core Opportunities Fund is managed by the SSgA Global Fundamental Strategy Group. The portfolio managers identified below jointly and primarily have the most significant day-to-day responsibility for management of the Fund:

•  Chris Sunderland. Chris Sunderland is a Principal of SSgA and SSgA FM. Chris joined the firm in 1990 and is a member of the firm's Global Fundamental Strategies US Large Cap Equity Team which manages US Large Cap Growth, US Large Cap Core and Socially Responsible Equity Strategies. Chris graduated from Babson College with a BS in finance and received his MBA from the F.W. Olin School of Business at Babson College. He is a member of The Boston Security Analysts Society and CFA Institute.

•  Rob Uek, CPA, CFA. Robert J. Uek is a Vice President of SSgA and a Principal of SSgA FM. Rob joined the firm in 2004 and is a member of the US Large Cap Equity Team. Prior to joining SSgA, Rob was with John Hancock Advisers for over eight years as a portfolio manager of its US large cap team. Rob is responsible for managing various US Equity Strategies and for analyzing equity securities in the financial services and consumer discretionary sectors. Rob earned a Bachelors degree in economics from Boston College and a Masters degree in Accounting from Northeastern University.

International Stock Selection Fund. The SSgA International Stock Selection Fund is managed by the SSgA Global Active Equity Quantitative Group. The portfolio managers identified below jointly and primarily have the most significant day-to-day responsibility for management of the Fund:

•  Paul Moghtader, CFA. Paul is a Managing Director of SSgA, a Principal of SSgA FM, and the director of the Non-US Developed Market Equities. Paul has extensive experience in portfolio management with previous

19

responsibilities in SSgA's Paris and London offices. Prior to joining SSgA, Paul worked as a programmer of financial systems and has eight years of industry experience. Paul holds an MBA from JL Kellogg Graduate School of Management at Northwestern University and a BA in Economics from Macalester College.

•  Craig Scholl, CFA. Craig is a Vice President of SSgA and a Principal of SSgA FM. He joined the firm in 2000 and is a member of the Global Active Equity Team. Craig received a Bachelor of Science degree in Finance and Television Production from Syracuse University.

Life Solutions Balanced, Growth, and Income and Growth Funds. The SSgA Life Solutions Growth, Income and Growth and Balanced Funds are managed by the SSgA Asset Allocation Team. The portfolio managers identified below are jointly and primarily responsible for the day-to-day management of the Fund:

•  Michael Martel. Mike is a Vice President of SSgA and a Principal of SSgA FM. He joined the firm in 1994 and is a member of the Global Asset Allocation Team. Mike holds a BA in Economics from the College of the Holy Cross and Masters degrees in both Finance and Business Administration from the Carroll School of Management at Boston College.

•  Daniel Farley, CFA. Dan is a Vice President of SSgA and a Principal of SSgA FM. He joined SSgA in 1992 and is a member of the Global Asset Allocation team. Dan holds a BS from Stonehill College and an MBA from Bentley College.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENT POLICIES AND RISKS

The investment objective of each Fund is either fundamental or nonfundamental, as stated in "Principal Investment Strategies" above. A fundamental investment objective may only be changed with the approval of the Fund's shareholders. A nonfundamental investment objective may be changed by the Fund's Board of Trustees without shareholder approval.

This section contains a detailed description (arranged alphabetically) of particular types of instruments or particular investment strategies (Investment Policies) that are considered principal to the achievement of a Fund's investment objective, as identified in "Principal Investment Strategies" above. Risk information related to the Investment Policy described below is contained in the Principal Risks section. Additional risk information applicable to the Investment Policy may also be described below. Please read the Principal Risks section carefully. Investors are also encouraged to read the Statement of Additional Information (see back cover of this Prospectus for information on how to obtain the Statement of Additional Information). The Statement of Additional Information may contain more details on the Investment Policies described below. Additionally, each Fund has Investment Policies that are not principal to the achievement of the Fund's investment objective as well as investment restrictions that are described in the Fund's Statement of Additional Information. There can be no assurance that the Investment Policies will ensure achievement of any Fund's investment objective.

Asset-Backed Securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as over collateralization, a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience loss or delay in receiving payment and a decrease in the value of the security.

•  Prepayment Risk—Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. A Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a Fund invests in asset-backed securities, the values of such Fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

•  Other Risk Associated with Asset-Backed Securities—Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of

20

the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Cash Sweep Program. Pursuant to the terms and conditions of an SEC exemptive order and Internal Revenue Service private letter ruling, the SSgA Funds operate a Cash Sweep Program. In the Cash Sweep Program, uninvested cash balances of certain Funds are used to purchase shares of the Money Market or Prime Money Market Funds (the "Central Funds"). The SSgA Funds other than the Central Funds and the Yield Plus Fund are eligible to participate in the Cash Sweep Program (the "Participating Funds"). The Cash Sweep Program reduces the risk of counterparty default on repurchase agreements and the market risk associated with direct purchases of short-term obligations, while providing high current money market rates of return, ready liquidity and increased diversity of holdings. Shares of a Central Fund sold to and redeemed from a Participating Fund will not be subject to a sales load, distribution fee or service fee. If Central Fund shares sold to or redeemed from a Participating Fund are subject to any such distribution or service fee, the Advisor will waive its advisory fee for each Participating Fund in an amount that offsets the amount of such distribution and/or service fees incurred by the Participating Fund. The uninvested cash invested in a Central Fund may not exceed 25% of any Participating Fund's total assets. For purposes of this limitation, each Participating Fund will be treated as a separate investment company.

Debt Securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Corporate bonds, government securities, repurchase agreements, and mortgage and other-asset-backed securities are considered debt securities. Debt securities may be issued by entities in either developed or emerging markets.

Depositary Receipts. Depositary Receipts are a type of common stock that are negotiable certificates issued by a bank of one country representing a specific number of shares of a stock traded on the exchange of another country, commonly referred to as European or Global Depositary Receipts. American Depositary Receipts are issued by a US bank representing a specific number of shares of a foreign stock traded on a US stock exchange. Depositary Receipts do not eliminate the risk inherent in investing in securities of foreign issuers, such as: (1) less publicly available information; (2) lack of uniform accounting, auditing and financial reporting standards, practices and requirements; (3) lower trading volume, less liquidity and more volatility for securities; (4) less government regulation of securities exchanges, brokers and listed companies; (5) political or social instability, civil unrest and acts of terrorism; and (6) the possibility of expropriation or confiscatory taxation. For purposes of a Fund's investment policies, a Fund's investments in Depositary Receipts will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

Equity Securities. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Common stocks, preferred stocks, convertible securities, and warrants are considered equity securities.

Emerging Markets. Emerging market securities are equity securities issued by companies domiciled, or doing a substantial portion of their business, in countries determined by the Fund's Advisor to have a developing or emerging economy or securities market. A stock market is classified as "emerging" if it meets at least one of the two general criteria: (1) it is located in a low or middle income economy as defined by the World Bank, and/or (2) its investable market capitalization is low relative to its most recent Gross National Income (GNI) figures, as defined by the World Bank. However, due to the status of a country's stock market, the country may still qualify as an emerging market even if its GNI exceeds the amount identified by the World Bank as a low to middle income economy.

Equity Swaps. Equity swaps are used to preserve a return or spread on an investment and to gain equity exposure to a market at a lower price. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Please see Derivatives Risk in the Principal Risks section.

Eurodollar Certificates of Deposit (ECDs), Eurodollar Time Deposits (ETDs) and Yankee Certificates of Deposit (YCDs). ECDs are US dollar-denominated certificates of deposit issued by a bank outside of the United States. ETDs are US dollar-denominated deposits in foreign branches of US banks and foreign banks. YCDs are US dollar-denominated certificates of deposit issued by US branches of foreign banks.

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Futures Contracts and Options on Futures. To equitize cash or for purposes of hedging a Fund's other investments, a Fund may enter into futures contracts that relate to securities in which it may directly invest and indexes comprised of such securities and may purchase and write call and put options on such contracts. A Fund may also purchase futures and options if cheaper than the underlying stocks or bonds. Futures and options on futures transactions of a Fund will be conducted so that the total amount paid on premiums for all such transactions will not exceed 5% of the value of a Fund's total assets. Further, a Fund will not enter into futures or options on futures contracts or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of a Fund's total assets.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

In particular, stock index futures are used by the Funds to equitize cash and cash equivalents so that the Funds may remain fully invested in the equity market. This will enable the Funds to facilitate demand for same day redemptions. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, a Fund is required to deposit an initial margin with the Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that a Fund will honor its futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

When trading futures contracts, a Fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

A Fund's transactions, if any, in options, futures, options on futures and equity swaps involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Please see Derivatives Risk in the Principal Risks section.

Foreign Government Securities. Foreign (non-US) government securities which the Fund may invest in generally consist of obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of "quasi-government agencies" and debt securities denominated in multinational currency units of an issuer. The Fund will not invest a material percentage of its assets in foreign government debt. Since these are obligations of foreign governments, they are particularly subject to a risk of default from political instability.

US Government Securities. US government securities are high-quality securities issued or guaranteed by the US Treasury or by an agency or instrumentality of the US government. US government securities may be backed by the full faith and credit of the US Treasury, the right to borrow from the US Treasury, or the agency or instrumentality issuing or guaranteeing the security.

Initial Public Offerings (IPOs). An IPO is the first public issue of common stock by a firm. Only IPOs of companies that fit within a Fund's investment strategy (including sector, industry and stock weightings), objective, and risk tolerance will be considered. There are two primary investment strategies that involve the use of IPOs:

•  IPO Trading. IPO trading is the practice of participating in an IPO and then immediately selling the security in the after-market. This is not a tax-efficient strategy.

•  IPO Holding. IPO holding is the practice of participating in an IPO with the intent of holding the security in the portfolio based on expected appreciation in value.

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The Advisor's IPO allocation policy is designed to allocate shares of IPOs in a fair and equitable manner. The Advisor uses an automated IPO allocation system to allocate the IPO security shares on an equitable basis according to the account's investment policies and limitations.

Interest Rate Swaps, Credit Default Swaps, Total Return Swaps, and Interest Rate Caps, Floors and Collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Credit default swaps involve the receipt of floating or fixed-rate payments in exchange for assuming potential credit losses of an underlying security. Credit default swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. Total return swaps involve the receipt or payment of the "total return" of a defined underlying asset in exchange for the payment or receipt of a cash flow based on a predetermined floating rate. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. A Fund may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate and credit default swaps and total return swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecasts of market values or interest rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used. A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. These transactions are intended to be used as a hedge and not as a speculative investment. Please see Derivative Risk in the Principal Risks section.

Interfund Lending. The SSgA Funds have been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). The non-money market portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating Fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

Investment Grade Securities. Investment grade securities: (1) are rated in one of the four highest categories (or in the case of commercial paper, in the two highest categories) by at least one NRSRO; or (2) if not rated, are of comparable quality, as determined by the Advisor, in accordance with procedures established by the Board of Trustees. If a security is downgraded and is no longer investment grade, the Fund may continue to hold the security if the Advisor determines that such action is in the best interest of the Fund and if the Fund would not, as a result thereby, have more than 5% of its assets invested in non-investment grade securities. Investment grade securities include securities rated Baa by Moody's or BBB by S&P (and securities of comparable quality). These securities are considered as medium-grade obligations and are regarded as having speculative characteristics and an adequate capacity to pay interest and repay principal but have special characteristics.

Mortgage-Backed Rolls. In a forward roll transaction, a Fund will sell a mortgage security issued by GNMA, FNMA or FHLMC to a dealer or other permitted entity and simultaneously agree to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold.

Mortgage-Backed Securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agricultural properties, commercial properties and mixed use properties (the "Mortgaged Properties"). The Mortgaged Properties may consist of detached individual dwelling units, multifamily dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

Types of mortgage-related securities in which a Fund may invest include: Government National Mortgage Association ("GNMA") Certificates ("Ginnie Maes"), Federal Home Loan Mortgage Corporation ("FHLMC") Mortgage Participation Certificates ("Freddie Macs"), Federal

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National Mortgage Association ("FNMA") Guaranteed Mortgage Certificates ("Fannie Maes") and Commercial Mortgage-Backed Securities ("CMBS"). Mortgage certificates are mortgage-backed securities representing undivided fractional interests in pools of mortgage-backed loans. These loans are made by mortgage bankers, commercial banks, savings and loan associations and other lenders.

Ginnie Mae is a wholly owned corporate instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of an interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration (FHA Loans), or guaranteed by the Veterans Administration (VA Loans), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the United States Treasury in an unlimited amount.

Fannie Mae is a stockholder owned corporation chartered under an act of the United States Congress. Each Fannie Mae Certificate is issued and guaranteed by Fannie Mae and represents an undivided interest in a pool of mortgage loans (a "Pool") formed by Fannie Mae. Fannie Mae has certain contractual responsibilities. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.

Freddie Mac is a publicly held US government sponsored enterprise. The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.

Options on Securities and Securities Indexes. The funds may write and purchase covered put and call options on securities in which they may directly invest. Option transactions of a Fund will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the Fund's total assets. Further, a Fund will not write a put or call option or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the Fund's total assets.

Funds may purchase or sell options on securities indexes that are comprised of securities in which a Fund may directly invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indexes are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

Portfolio Duration. Duration is a measure of the price sensitivity of a security to changes in interest rates. Unlike maturity, which measures the period of time until final payment is to be made on a security, duration measures the dollar-weighted average maturity of a security's expected cash flows (i.e., interest and principal payments), discounted to their present values, after giving effect to all maturity shortening features, such as call or redemption rights. With respect to a variable or floating-rate instrument, duration is adjusted to indicate the price sensitivity of the instrument to changes in the interest rate in effect until the next reset date. For substantially all securities, the duration of a security is equal to or less than its stated maturity. The Bond Market Fund's duration corresponds to the LBAB Index's duration.

Real Estate Investment Trusts. Equity REITs are defined as REITs with 75% or greater of their gross invested book assets invested directly or indirectly in the equity ownership of real estate, and their value depends upon that of the underlying properties. Mortgage REITs are defined as REITs with 75% or more of their gross invested book assets invested directly or indirectly in mortgages. Mortgage trusts make construction, development or long-term mortgage loans, and are sensitive to the credit quality of the borrower. Hybrid REITs are defined as not meeting the equity or mortgage tests. The value of real estate investment trusts is also affected by management skill, cash flow, and tax and regulatory requirements.

Real Estate-Related Industries. In addition to real estate investment trusts, real estate industry companies may include: brokers or real estate developers; and companies with substantial real estate holdings, such as paper and lumber producers and hotel and entertainment companies.

Repurchase Agreements. A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price. If the party that enters into a repurchase agreement with the Fund is unable to honor its obligations under the repurchase agreement, the Fund could lose money.

Securities Lending. A Fund may lend portfolio securities with a value of up to 33 1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a Fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a Fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income

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from the investment of such cash. In addition, a Fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a Fund will also bear the risk of any decline in value of securities acquired with cash collateral. A Fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any Fund.

Section 4(2) Commercial Paper. Section 4(2) commercial paper is commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (Section 4(2) paper). Section 4(2) paper is restricted as to disposition under the Federal securities laws and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. As a result it suffers from a liquidity risk. Section 4(2) paper will not be subject to the SSgA Funds' percentage limitations on illiquid securities where the Board of Trustees (pursuant to guidelines they have adopted) determines that a liquid trading market exists.

Treasury Inflation-Protected Securities. The Fund may invest in Inflation-Protected Securities ("IPS"), a type of inflation-indexed Treasury security. IPS provide for semiannual payments of interest and a payment of principal at maturity. In general, each payment will be adjusted to take into account any inflation or deflation that occurs between the issue date of the security and the payment date based on the Consumer Price Index for All Urban Consumers ("CPI-U").

Each semiannual payment of interest will be determined by multiplying a single fixed rate of interest by the inflation-adjusted principal amount of the security for the date of the interest payment. Thus, although the interest rate will be fixed, the amount of each interest payment will vary with changes in the principal of the security as adjusted for inflation and deflation.

IPS also provide for an additional payment (a "minimum guarantee payment") at maturity if the security's inflation-adjusted principal amount for the maturity date is less than the security's principal amount at issuance. The amount of the additional payment will equal the excess of the security's principal amount at issuance over the security's inflation-adjusted principal amount for the maturity date.

Variable and Floating Rate Securities. Variable and floating rate securities are instruments issued or guaranteed by entities such as the: (1) US government, or an agency or instrumentality thereof, (2) corporations, (3) financial institutions, (4) insurance companies, or (5) trusts. The US Government MM Fund may purchase variable and floating rate securities issued or guaranteed by the US government, or an agency or instrumentality thereof. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.

Securities purchased by a Fund may include variable and floating rate instruments, which may have a stated maturity in excess of the Fund's maturity limitations but which will, except for certain US government obligations, permit the Fund to demand payment of the principal of the instrument at least once every 13 months upon not more than 30 days' notice. Variable and floating rate instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the Fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have an active trading market) are subject to a Fund's percentage limitations regarding securities that are illiquid or not readily marketable. The Advisor will continuously monitor the creditworthiness of issuers of variable and floating rate instruments in which the Funds invest, and their ability to repay principal and interest. Variable and floating rate securities are subject to interest rate and credit/default risk.

TEMPORARY DEFENSIVE POSITION

Short-Term Investments. For defensive purposes, the Funds (other than the Life Solutions Funds) may temporarily invest, without limitation, in short-term fixed income securities. High quality, investment grade securities include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations, commercial paper, bank certificates of deposit, bankers'

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acceptances and time deposits. This strategy may be inconsistent with the Fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the Fund not achieving its investment objective. In addition, with respect to the High Yield Bond Fund, when using this strategy the weighted average maturity of securities held by the Fund will decline, which will possibly cause its yield to decline as well.

Life Solutions Funds. Each Life Solutions Fund may temporarily deviate from its asset allocation range for defensive purposes. When investing for defensive purposes, a Fund may not achieve its investment objective.

SHAREHOLDER INFORMATION

PURCHASE AND REDEMPTION OF SHARES

Distribution and Eligible Investors. Shares of the SSgA Funds are offered without a sales commission by State Street Global Markets, LLC (the Distributor). Class R Shares of the SSgA Funds (collectively referred to as the Funds) may not be purchased by individuals directly, but must be purchased through a third party financial institution which is permitted by contract with the SSgA Funds to offer shares. The third party may be a retirement plan administrator, bank, broker or advisor, and will be referred to in this Prospectus as an "Intermediary," or collectively as "Intermediaries." Only certain Intermediaries are authorized to receive purchase orders on the Funds' behalf. The Funds reserve the right to reject any purchase order.

•  If you have questions about SSgA Funds or the Class R Shares, including questions about the investment objectives, strategies or risks, please call the SSgA Funds toll-free at 1-800-647-7327. You may also access information about the SSgA Funds online at www.ssgafunds.com.

•  If you have questions about your account or plan options, please contact your Intermediary.

Transactions. Purchases, exchanges or redemptions of the Funds' shares are processed on any business day at the net asset value next determined after they have been received by the Funds' Transfer Agent in good order (described below). A business day is one on which the New York Stock Exchange is open for regular trading. All purchases must be made in US dollars. Good order means that your request includes complete information on your contribution, exchange or redemption and that the Transfer Agent has received the appropriate assets. Your transaction will be based on the Fund's next determined net asset value (NAV) after the Transfer Agent has received the order from the Intermediary. As long as this request is received prior to the close of the regular trading session of the New York Stock Exchange, ordinarily 4 p.m. Eastern time, you will receive that day's NAV. If a request is received on a non-business day or after the close of the New York Stock Exchange, the order will be effective on the next business day.

Intermediaries may charge investors fees for certain services. Investors should contact the Intermediary for information concerning what additional fees, if any, may be charged.

The Intermediary is required by law to obtain certain personal information from you that it will use to verify your identity. If you do not provide the information, the Intermediary may not be able to open your account. If the Intermediary is unable to verify your identity, it may reserve the right to close your account or take such other reasonable steps. The SSgA Funds and the Intermediaries reserve the right to reject any purchase order.

Investment Options and Allocations. Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your Intermediary for more details.

Minimum Initial and Subsequent Investments; Beneficial Ownership. Each Intermediary may set a minimum initial investment for its customers and may redeem all shares in an investor's account if the value of the account falls below a predetermined amount. Please refer to materials provided by your Intermediary for more information. Beneficial ownership of shares will be recorded by the Intermediary and reflected in account statements provided to their customers.

Automatic Sweep. Your Intermediary may offer an automatic sweep for the Fund shares in the operation of brokerage cash accounts for its customers. Contact your Intermediary to determine the availability and the parameters of an automatic cash sweep.

Exchanges. The exchange privilege (your ability to redeem shares from one Fund to purchase shares of another Fund) may be available to you through your Intermediary. The Funds are not intended for excessive trading or market timing. Excessive trading disrupts portfolio management and drives Fund expenses higher. Although the SSgA Funds make every effort to maintain the exchange privilege, the Funds reserve the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Of course, your right to redeem shares would be unaffected by these restrictions. An exchange is a taxable transaction (except for qualified plan accounts).

Before making an exchange to or from another Fund available in your plan or through your Intermediary, consider the following:

•  Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

•  Be sure to read that Fund's Prospectus.

•  You must meet the minimum investment amount, if any, of each Fund.

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•  The SSgA Funds can accept exchanges only as permitted by your plan. Contact your Intermediary for details on the exchange policies that apply to your plan.

Redemptions. Redemptions, like purchases, may be effected only through Intermediaries. Please contact your Intermediary or refer to the appropriate plan documents for details.

Shares of the Funds may be redeemed on any business day. A business day is one on which the New York Stock Exchange is open for regular trading. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Fund or its agent. Redemption proceeds will normally be wired to the Intermediary following receipt of the redemption order, but in no event later than seven days after receipt of such order. Contact your Intermediary regarding receipt of redemption proceeds with respect to your account.

Suspension of Shareholder Redemptions. The SSgA Funds reserve the right to suspend the right of shareholder redemption, or postpone the date of payment for more than seven days: (1) if emergency conditions should exist, as specified in the 1940 Act, or as determined by the SEC, as a result of which disposal of portfolio securities or determination of the net asset value of the Funds are not reasonably practicable; (2) for any period during which trading on the New York Stock Exchange is restricted as determined by the SEC or the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (3) for such other periods as the SEC may by order permit for the protection of shareholders of the Funds.

MARKET TIMING/EXCESSIVE TRADING

The Board of Trustees has adopted a policy to discourage excessive trading or "market timing." Frequent trading of Fund shares, often in response to short-term fluctuations in the market, also known as "market timing," is not knowingly permitted by the SSgA Funds. Short-term or excessive trading into and out of a Fund may harm the Fund's performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Accordingly, the SSgA Funds discourage excessive trading and reserve the right to refuse or restrict a future purchase by any person if it reasonably believes that such purchase or sale is part of a market timing strategy. As a means to protect the Funds and their shareholders from harmful short-term and excessive trading: (1) cash flows are monitored on all of the Funds on a daily basis to detect and investigate large movements; and (2) with respect to Funds that invest in securities that trade on foreign markets, pursuant to the Funds' Fair Valuation Procedures, pricing adjustments may be made based on information received from a third party multi-factor fair valuation pricing service. For a more detailed discussion of the Funds' pricing policies, please refer to the Prospectus section entitled "Pricing of Fund Shares."

Although there is generally no consensus in the marketplace as to what level of trading activity constitutes excessive trading, we may consider trading in the Fund's shares to be excessive if: you sell shares within a short period of time after the shares were purchased; you make two or more purchases and redemptions within a short period of time; you enter into a series of transactions that is indicative of a market timing pattern or strategy; or we reasonably believe that you have engaged in such practices in connection with other SSgA mutual funds.

If the Fund discovers that an investor or a client of a broker has engaged in excessive trading, the investor or broker will be asked to cease such activity and the Fund may refuse to process such investor's or broker's purchase orders (including purchases effected as exchanges). Of course, your right to purchase shares through an automatic investment plan or redeem your shares in full (or in part through a systematic withdrawal plan) are unaffected by these restrictions. In determining whether to take such actions, the SSgA Funds seek to act in a manner that is consistent with the best interests of its shareholders. Although the Funds will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. While the SSgA Funds attempt to discourage market timing, there can be no guarantee that it will be able to identify investors who are engaging in excessive trading or limit their trading practices. Additionally, frequent trades of small amounts may not be detected. However, the SSgA Funds have entered into agreements with Intermediaries that require the Intermediaries to provide upon request trading information at the underlying shareholder level. Nevertheless, the SSgA Funds recognize that it may not always be able to detect or prevent market timing activity or other activity that may disadvantage the Funds or its shareholders.

DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS

The SSgA Funds have adopted a distribution plan with respect to the Class R Shares pursuant to Rule 12b-1 (the Plan) under the 1940 Act. The Plan allows a Fund to pay fees for the sale and distribution of Fund shares and for services provided to shareholders by the Distributor or other Intermediaries. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Payments to the Distributor for distribution, marketing, shareholder and administrative services provided to a Fund by the Distributor or an Intermediary are not permitted by the Plan to exceed 0.70% of a Fund's average net asset value per year. The Distributor pays Intermediaries for shareholder and administrative services provided to a Fund out of the fee the Distributor receives from the Fund. Fees paid to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .65% of a Fund's average net asset value per year. Any payments that are required to be made to the Distributor

27

or Intermediaries that cannot be made because of the limitations contained in the Plan may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. Each Fund also offers the Institutional Class of shares through the Distributor to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The Institutional Class has a separate Rule 12b-1 Plan and is not subject to the fees and expenses of the Plan described above.

Long-term shareholders of the funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Class R Shares are offered without imposition of a front-end sales load or contingent deferred sales load. Class R Shares are subject to distribution and/or shareholder servicing fees and expenses payable under the Plan. Class R Shares are offered for sale only to investors meeting the eligibility requirements disclosed in this Prospectus and are offered only through Intermediaries.

PRICING OF FUND SHARES

The Class R Shares Funds determine the price per share each business day as of the close of the regular trading session of the New York Stock Exchange (which is normally 4 p.m. Eastern time). The price of Fund shares is computed by dividing the current value of the Fund's assets (less liabilities) by the number of shares of the Fund outstanding and rounding to the nearest cent. The Life Solutions Funds' net asset value is determined by referencing the net asset value of each of the Funds which are Underlying Funds of the Life Solutions Funds and the net asset value of any exchange traded funds that are Underlying Funds (as of 4 p.m. Eastern time). The Life Solutions Funds are priced contemporaneously with the Underlying Funds. A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Share value for purchase, redemption or exchange will be based on the net asset value next calculated after your order is received in good form (i.e., when all required documents and your check or wired funds are received). See "Purchase of Fund Shares," "Redemption of Fund Shares," and "Exchanges" for more information.

Ordinarily, the SSgA Funds value each portfolio security based on market quotations provided by Pricing Services, alternative pricing services or dealers, and fair valuation pricing adjustments from third parties (when permitted by the Market Value Procedures). Generally, Fund securities are valued at the close of the market on which they are traded as follows:

•  US listed equities; equity and fixed income options: Last sale price; last bid price if no sales;

•  US over-the-counter equities: Official closing price; last bid price if no closing price;

•  Foreign equities: Official closing price, where available, or last sale price; last bid price if no closing price, adjusted to reflect the Administrator's or Custodian's determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV (such adjustments are made pursuant to information received from a third party multi-factor fair valuation pricing recommendation);

•  Listed ADRs/GDRs: Last sale price; last bid price if no sales;

•  Municipal bonds, US bonds, Eurobonds/foreign bonds: Evaluated bid price; broker quote if no evaluated bid price;

•  Futures: Settlement price.

If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the SSgA Funds will use the security's fair value, as determined in accordance with Fair Value Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. The Funds may use the fair value of a portfolio security to calculate their NAV when, for example: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed; (2) trading in a portfolio security is suspended and not resumed prior to the time as of which the Funds calculate their NAV; (3) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Funds calculate their NAV; (4) a security's price has remained unchanged over an extended period of time (often referred to as a "stale price"), or (5) the Custodian or Administrator determines that a market quotation is inaccurate. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Funds' Board of Trustees believes reflects fair value. A security valued on the basis of an evaluation of its fair value may be valued at a price higher or lower than available market quotations. A security's valuation may differ depending on the method used and the factors considered in determining value pursuant to the Fair Value Procedures. There can be no assurance that the Funds' net asset value fairly reflects security values as of the time of pricing when using the Fair Value Procedures to price the Funds' securities. Events or circumstances affecting the values of Fund securities that occur between the closing of the principal markets on which they trade and the time the net asset value of Fund shares is determined may be reflected in the Trust's calculation of net asset values for each applicable Fund when the

28

Trust deems that the particular event or circumstance would materially affect such Fund's net asset value.

Because foreign securities can trade on non-business days, the net asset value of a Fund's portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem Fund shares.

DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare and pay dividends as noted in the table below. Dividends will be paid from net investment income as follows:

Fund	Dividends Declared	Dividends Paid
Bond Market	Monthly	Monthly

Small Cap	Annually	Annually

Core Opportunities	Quarterly	Quarterly

Aggressive Equity	Annually	Annually

International Stock Selection	Annually	Annually

Life Solutions Balanced	Annually	Annually

Life Solutions Growth	Annually	Annually

Life Solutions Income and Growth	Annually	Annually

The Board of Trustees intends to declare distributions annually from net short-term and long-term capital gains, if any, generally in mid-October. An additional distribution may be declared and paid in December if required for the Fund to avoid the imposition of a 4% federal excise tax on undistributed capital gains.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the Fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

In addition, the Life Solutions Funds receive capital gain distributions from the Underlying Funds. Capital gain distributions may be expected to vary considerably from time to time.

Your distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan.

TAXES

The tax discussion in this Prospectus is only a summary of certain United States federal income tax issues generally affecting the SSgA Funds and their shareholders. The following assumes any Fund shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the SSgA Funds with your tax advisor.

For mutual funds generally, dividends from net investment income (other than qualified dividend income, as described below) and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Under current federal income tax law (in effect for taxable years beginning on or before December 31, 2010), distributions of earnings from qualifying dividends received by the SSgA Funds from domestic corporations and qualified foreign corporations will be taxable to non-corporate shareholders at the same rate as long-term capital gains, which is currently 15%, instead of at the ordinary income rate, provided certain requirements are satisfied.

Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the Fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Selling (including an exchange of) your Fund shares is a taxable event and may result in capital gain or loss. A capital gain or capital loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds. Any capital loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions. The wash sale rules are not applicable with respect to money market fund shares.

You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. You will also be advised of the percentage of the dividends from the Fund, if any, that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. If you purchase shares of the SSgA Funds through an Intermediary, that entity will provide this information to you.

Each Fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the Fund with the shareholder's correct taxpayer

29

identification number or certification that the shareholder is not subject to backup withholding. This is not an additional tax but can be credited against your tax liability. Shareholders that invest in a Fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investing through such an account.

Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the United States federal income tax and its withholding requirements applies to them.

Foreign Income Taxes. Investment income received by the SSgA Funds from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the SSgA Funds to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a Fund in advance since the amount of the assets to be invested within various countries is not known.

If more than 50% in value of a Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the SSgA Funds may file an election with the Internal Revenue Service (the "Foreign Election") that may permit you to take a credit (or a deduction) for foreign income taxes paid by the Funds. Such a Fund may be subject to certain holding period requirements with respect to securities held to take advantage of this credit. If the Foreign Election is made by a Fund, and you choose to use the foreign tax credit, you would include in your gross income both dividends received from the Fund and foreign income taxes paid by the Fund. You would be entitled to treat the foreign income taxes withheld as a credit against your United States federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could treat the foreign income taxes withheld as an itemized deduction from adjusted gross income in computing taxable income rather than as a tax credit. It is anticipated that certain Funds will qualify to make the Foreign Election; however, such Funds cannot be certain that they will be eligible to make such an election or that you will be eligible for the foreign tax credit.

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FINANCIAL HIGHLIGHTS

These financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years (or since inception if a Fund has been offered for less than 5 years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The financial highlights were audited by Deloitte & Touche LLP, for fiscal years ended 2005, 2006 and 2007 (fiscal year ended 2004 was audited by PricewaterhouseCoopers LLP) whose reports, along with the Funds' financial statements, are included in the annual reports, which are available upon request by calling the Distributor at 1-800-647-7327 or on the Funds' website at www.ssgafunds.com.

BOND MARKET FUND

	Fiscal Year Ended August 31,
	2007	2006	2005	2004[1]
NET ASSET VALUE, BEGINNING OF PERIOD	$9.78	$10.21	$10.41	$10.07
INCOME FROM OPERATIONS:
Net investment income (loss)[2]	.47	.46	.40	.15
Net realized and unrealized gain (loss)	(.62)	(.32)	(.04)	.27
Total Income (loss) From Operations	(.15)	.14	.36	.42
DISTRIBUTIONS:
From net investment income	(.52)	(.50)	(.42)	(.08)
From net realized gain on investments	—[3]	(.07)	(.14)	—
Total Distributions	(.52)	(.57)	(.56)	(.08)
NET ASSET VALUE, END OF PERIOD	$9.11	$9.78	$10.21	$10.41
TOTAL RETURN (%)	(1.73)	1.51	3.55	4.18[4]
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000 omitted)	20	20	11	10
Ratios to average net assets (%):
Operating expenses, net	.57	.42	.46	.45[5]
Operating expenses, gross	.68	.53	.52	.48[5]
Net investment income	4.88	4.75	3.99	5.00[5]
Portfolio turnover (%)	367.52	487.24	356.99	573.61[4]

1  For the period May 14, 2004 (commencement of sale) to August 31, 2004.

2  Average month-end shares outstanding were used for this calculation.

3  Less than .005 per share.

4  Periods less than one year are not annualized.

5  The ratios for the periods less than one year are annualized.

31

SMALL CAP FUND

	Fiscal Year Ended August 31,
	2007	2006	2005	2004[1]
NET ASSET VALUE, BEGINNING OF PERIOD	$29.28	$29.80	$24.86	$24.48
INCOME FROM OPERATIONS:
Net investment income (loss)[2]	(.14)	(.24)	(.15)	—[3]
Net realized and unrealized gain (loss)	2.26	.94	6.39	.38
Total Income From Operations	2.12	.70	6.24	.38
DISTRIBUTIONS:
From net investment income	—	—	—	—
From net realized gain on investments	(1.53)	(1.22)	(1.30)	—
Total Distributions	(1.53)	(1.22)	(1.30)	—
NET ASSET VALUE, END OF PERIOD	$29.87	$29.28	$29.80	$24.86
TOTAL RETURN (%)	7.18	2.66	25.75	1.55[4]
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000 omitted)	1,375	1,574	481	10
Ratios to average net assets (%):
Operating expenses, net	1.60	1.60	1.54	.90[5]
Operating expenses, gross	1.68	1.70	1.54	.90[5]
Net investment income	(.45)	(.79)	(.52)	(.06)[5]
Portfolio turnover (%)	124.54	82.88	83.81	122.11[4]

1  For the period May 14, 2004 (commencement of sale) to August 31, 2004.

2  Average month-end shares outstanding were used for this calculation.

3  Less than $0.005 per share.

4  Periods less than one year are not annualized.

5  The ratios for periods less than one year are annualized.

32

CORE OPPORTUNITIES FUND

	Fiscal Year Ended August 31,
	2007	2006	2005	2004[1]
NET ASSET VALUE, BEGINNING OF PERIOD	$20.25	$19.35	$17.38	$17.77
INCOME FROM OPERATIONS:
Net investment income (loss)[2]	(.02)	.00[3]	.02	.02
Net realized and unrealized gain (loss)	2.61	.91	2.10	(.41)
Total Income From Operations	2.59	.91	2.12	(.39)
DISTRIBUTIONS:
From net investment income	(.01)	(.01)	(.15)	—
From net realized gain on investments	—	—	—	—
Total Distributions	(.01)	(.01)	(.15)	—
NET ASSET VALUE, END OF PERIOD	$22.83	$20.25	$19.35	$17.38
TOTAL RETURN (%)	12.79	4.68	12.21	(2.18)[4]
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000 omitted)	114	138	116	10
Ratios to average net assets (%):
Operating expenses, net	1.59	1.60	1.60	.91[5]
Operating expenses, gross	1.70	1.66	1.66	.91[5]
Net investment income	(.09)	.01	.08	.31[5]
Portfolio turnover (%)	47.32	60.51	58.97	57.31[4]

1  For the period May 14, 2004 (commencement of sale) to August 31, 2004.

2  Average month-end shares outstanding were used for this calculation.

3  Less than $.005 per share.

4  Periods less than one year are not annualized.

5  The ratios for the periods less than one year are annualized.

33

AGGRESSIVE EQUITY FUND

	Fiscal Year Ending August 31,
	2007	2006	2005	2004[1]
NET ASSET VALUE, BEGINNING OF PERIOD	$5.51	$5.50	$4.94	$4.90
INCOME FROM OPERATIONS:
Net investment income (loss)[2]	(.02)	—[3]	—[3]	.01
Net realized and unrealized gain (loss)	.37	.36	.63	.03
Total Income (Loss) From Operations	.35	.36	.63	.04
DISTRIBUTIONS:
From net investment income	—	—	(.07)	—
From net realized gain	(.86)	(.35)	—	—
Total Distributions	(.86)	(.35)	(.07)	—
NET ASSET VALUE, END OF PERIOD	$5.00	$5.51	$5.50	$4.94
TOTAL RETURN (%)	6.72	7.11	12.70	1.02[4]
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000 omitted)	398	226	251	10
Ratios to average net assets (%):
Operating expenses, net	1.57	1.60	1.60	1.02[5]
Operating expenses, gross	2.41	1.92	1.92	1.17[5]
Net investment income (loss)	(.37)	(.04)	(.07)	.42[5]
Portfolio turnover (%)	160.05	118.13	147.56	185.26[4]

1  For the period May 14, 2004 (Commencement of sale) to August 31, 2004.

2  Average month-end shares outstanding were used for this calculation.

3  Less than $.005 per share.

4  Periods less than one year are not annualized.

5  The ratios for periods less than one year are annualized.

34

INTERNATIONAL STOCK SELECTION FUND

	Fiscal Year Ended August 31,
	2007	2006	2005	2004[1]
NET ASSET VALUE, BEGINNING OF PERIOD	$12.80	$10.47	$8.51	$8.08
INCOME FROM OPERATIONS:
Net investment income (loss)[2]	.28	.21	—[3]	.05
Net realized and unrealized gain (loss)	2.01[3]	2.53[3]	2.15[3]	.38[3]
Total Income From Operations	2.29	2.74	2.15	.43
DISTRIBUTIONS:
From net investment income	(.13)	(.08)	(.19)	—
From net realized gain on investments	(.36)	(.33)	—	—
Total Distributions	(.49)	(.41)	(.19)	—
NET ASSET VALUE, END OF PERIOD	$14.60	$12.80	$10.47	$8.51
TOTAL RETURN (%)	18.41	27.28	25.76	5.32[4]
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000 omitted)	1,135	265	105	11
Ratios to average net assets (%):
Operating expenses, net	1.49	1.49	1.58	.91[5]
Operating expenses, gross	1.67	1.69	1.82	1.34[5]
Net investment income	1.95	1.77	—[6]	1.84[5]
Portfolio turnover (%)	53.61	60.43	59.41	78.44[4]

1  For the period May 14, 2004 (commencement of sale) to August 31, 2004.

2  Average month-end shares outstanding were used for this calculation.

3  Includes redemption fees of less than $.005 per share.

4  Periods less than one year are not annualized.

5  The ratios for periods less than one year are annualized.

6  Less than .005% of average net assets.

35

LIFE SOLUTIONS BALANCED FUND

	Fiscal Year Ended August 31,
	2007	2006	2005	2004[1]
NET ASSET VALUE, BEGINNING OF PERIOD	$12.54	$11.91	$11.02	$10.74
INCOME FROM OPERATIONS:
Net investment income (loss)[2,3]	.31	.11	.05	.03
Net realized and unrealized gain (loss)	.55	.68	1.11	.25
Total Income From Operations	.86	.79	1.16	.28
DISTRIBUTIONS:
From net investment income	(.35)	(.16)	(.27)	—
From net realized gain on investments	—	—	—	—
Total Distributions	(.35)	(.16)	(.27)	—
NET ASSET VALUE, END OF PERIOD	$13.05	$12.54	$11.91	$11.02
TOTAL RETURN (%)	6.91	6.71	10.66	2.61[4]
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000 omitted)	1,891	1,340	30	10
Ratios to average net assets (%):
Operating expenses[5]	.90	.88	.81	.23[6]
Net investment income[5]	2.40	.87	.45	1.00[6]
Portfolio turnover (%)	31.38	28.95	31.87	45.82[4]

1  For the period May 14, 2004 (commencement of sale) to August 31, 2004.

2  Average month-end shares outstanding were used for this calculation.

3  Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the Fund invests.

4  Periods less than one year are not annualized.

5  The calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the Underlying Funds in which the Fund invests.

6  The ratios for periods less than one year are annualized.

36

LIFE SOLUTIONS GROWTH FUND

	Fiscal Year Ended August 31,
	2007	2006	2005	2004[1]
NET ASSET VALUE, BEGINNING OF PERIOD	$12.69	$11.75	$10.53	$10.31
INCOME FROM OPERATIONS:
Net investment income (loss)[2,3]	.31	.02	.07	.01
Net realized and unrealized gain (loss)	.94	1.02	1.31	.21
Total Income From Operations	1.25	1.04	1.38	.22
DISTRIBUTIONS:
From net investment income	(.27)	(.10)	(.16)	—
From net realized gain on investments	—	—	—	—
Total Distributions	(.27)	(.10)	(.16)	—
NET ASSET VALUE, END OF PERIOD	$13.67	$12.69	$11.75	$10.53
TOTAL RETURN (%)	9.86	8.92	13.19	2.13[4]
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000 omitted)	1,041	1,208	20	10
Ratios to average net assets (%):
Operating expenses net[5]	1.01	.95	.74	.37[6]
Operating expenses gross[5]	1.01	.95	.76	.37[6]
Net investment income[5]	2.37	.14	.68	.33[6]
Portfolio turnover (%)	29.79	28.71	25.40	54.73[4]

1  For the period May 14, 2004 (commencement of sale) to August 31, 2004.

2  Average month-end shares outstanding were used for this calculation.

3  Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the Fund invests.

4  Periods less than one year are not annualized.

5  The calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the Underlying Funds in which the Fund invests.

6  The ratios for periods less than one year are annualized.

37

LIFE SOLUTIONS INCOME AND GROWTH FUND

	Fiscal Year Ended August 31,
	2007	2006	2005	2004[1]
NET ASSET VALUE, BEGINNING OF PERIOD	$12.31	$12.01	$11.43	$11.09
INCOME FROM OPERATIONS:
Net investment income (loss)[2,3]	.37	.21	.23	.04
Net realized and unrealized gain (loss)	.08	.33	.68	.30
Total Income From Operations	.45	.54	.91	.34
DISTRIBUTIONS:
From net investment income	(.37)	(.24)	(.33)	—
From net realized gain on investments	—	—	—	—
Total Distributions	(.37)	(.24)	(.33)	—
NET ASSET VALUE, END OF PERIOD	$12.39	$12.31	$12.01	$11.43
TOTAL RETURN (%)	3.66	4.56	8.10	3.07[4]
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000 omitted)	428	375	19	10
Ratios to average net assets (%):
Operating expenses, net[5]	1.02	.98	.74	.46[6]
Operating expenses, gross[5]	1.27	1.14	.97	.59[6]
Net investment income[5]	3.00	1.66	1.96	1.24[6]
Portfolio turnover (%)	31.95	30.23	35.40	48.39[4]

1  For the period May 14, 2004 (commencement of sale) to August 31, 2004.

2  Average month-end shares outstanding were used for this calculation.

3  Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the Fund invests.

4  Periods less than one year are not annualized.

5  The calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the Underlying Funds in which the Fund invests.

6  The ratios for the periods less than one year are annualized.

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ADDITIONAL INFORMATION ABOUT THE SSgA FUNDS

Class R Shareholders: For shareholder inquiries regarding your Class R Shares of the SSgA Funds or to request additional information on the Class R Shares Funds offered in this Prospectus, including the Funds' Statement of Additional Information, annual or semi-annual report, please contact your Intermediary.

For more information about the SSgA Funds, the following documents are available without charge:

Annual and Semi-Annual Reports. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In each Fund's annual report (other than money market funds), you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Funds including, but not limited to, information about the SSgA Funds' policies with respect to selective disclosure of each Fund's portfolio holdings.

The annual report and the SAI for each Fund are incorporated into this Prospectus by reference. You may obtain free copies of the annual report, semi-annual report or the SAI of the Funds, and may request other information or make other inquiries, by contacting the Distributor at:

State Street Global Markets LLC
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900
1-800-997-7327

The Funds' Prospectus, SAI and annual and semiannual reports to shareholders are available, free of charge, on the Funds' website at www.ssgafunds.com.

You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SSgA Funds' SEC File No. 811-05430

COMBRPROSP (12/07)

Filed pursuant to Rule 485(b)
File Nos. 33-19229; 811-5430

SSgA FUNDS

State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900
1-800-997-7327
www.ssgafunds.com

SSgA EMERGING MARKETS FUND

SELECT CLASS

As with all mutual funds, the Securities and Exchange Commission (the "SEC") has neither determined that the information in this Prospectus is accurate and complete, nor approved or disapproved of these securities. Any representation to the contrary is a criminal offense.

The Emerging Markets Fund seeks to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.

The Select Class of the SSgA Funds may not be purchased by individuals directly, but must be purchased through a third party financial institution which is permitted by contract with the SSgA Funds or the Distributor to offer shares (referred to as an "Intermediary" or collectively as "Intermediaries"). This Prospectus should be read together with any materials provided by the Intermediary.

PROSPECTUS DATED DECEMBER 18, 2007

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INVESTMENT STRATEGIES
AND PRINCIPAL RISKS

Through this Prospectus, the SSgA Funds (also referred to throughout this Prospectus as "the Funds") offers the Select Class of the Emerging Markets Fund (the "Fund"). The Emerging Markets Fund also offers an Institutional Class in a separate Prospectus. Each class of shares represents an interest in the same portfolio of investments, but has different charges and expenses. You may call 1-800-997-7327 for more information.

The SSgA Funds are an open-end investment management company diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objective of the Fund may be changed only with the approval of a majority of the Fund's shareholders as defined in the 1940 Act. SSgA Funds Management, Inc. (the "Advisor") serves as the Funds' investment advisor.

INVESTMENT OBJECTIVE

The Fund's fundamental investment objective is to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest at least 80% of its assets in securities issued by companies domiciled, or doing a substantial portion of their business, in countries determined by the Fund's management team to have a developing or emerging economy or securities market. Shareholders will be notified at least 60 days prior to changing the nonfundamental 80% investment policy. The basis for calculating total assets for purposes of the 80% test includes the Fund's net assets plus any borrowings for investment purposes. The 80% investment requirement applies at the time the Fund invests its assets. The Fund will diversify investments across many countries (typically at least 10) in order to reduce the volatility associated with specific markets. The number of countries in which the Fund invests will vary and may increase over time as the stock markets in other countries evolve. Typically 80% of the Fund's assets will be invested in equity securities, equity swaps, structured equity notes, equity linked notes and depositary receipts concentrated in emerging market countries. In determining securities in which to invest, the Fund's management team will evaluate the countries' economic and political climates with prospects for sustained macro and micro economic growth. The Fund's management team will take into account traditional securities valuation methods, including (but not limited to) an analysis of price in relation to assets, earnings, cash flows, projected earnings growth, inflation, and interest rates. Liquidity and transaction costs will also be considered.

The Fund may invest in common and preferred equity securities, publicly traded in the United States or in foreign countries in developed or emerging markets, including initial public offerings. As collateral for derivative securities, the Fund may also invest in fixed income securities rated investment grade or better issued by US companies. The Fund's equity securities may be denominated in foreign currencies and may be held outside the United States. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the Fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles. These securities could be more expensive because of additional management fees charged by the underlying pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.

Through the use of proprietary evaluation models, the Fund invests primarily in countries comprising the International Finance Corporation Investable (S&P/IFCI) Index and/or Morgan Stanley Capital International® Emerging Market Index (MSCI EM). As the S&P/IFCI and MSCI EM introduce new emerging market countries, the Fund will include those countries among the countries in which it may invest.

The Emerging Markets Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this Prospectus: Cash sweep, emerging markets, equity securities, foreign government securities, foreign issuers, equity swaps, depositary receipts, futures contract and options on futures, investment grade securities, non-investment grade fixed-income securities, initial public offerings (IPO holding and IPO trading), options on securities and securities indexes, securities lending, and repurchase agreements.

The Emerging Markets Fund is subject to the following risks, as described under "Principal Risks:" Credit/default, derivatives, emerging market, equity securities, foreign currency, foreign securities, IPO holding, IPO trading, large capitalization securities, liquidity, management, market, non-investment grade securities, quantitative strategy, sector and small capitalization securities.

PRINCIPAL RISKS

Investment in the Fund, like any investment, has risks. Fund shares will rise and fall in value and there is a risk you could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its objective. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following is an alphabetized description of the principal risks associated with an investment in the Fund. For additional information concerning the instruments and investment techniques identified in these descriptions, see "Additional Information about the Fund's Investment Policies and Risks."

Credit/Default Risk. Credit/default risk is the risk that an issuer or guarantor of a fixed-income security held by a Fund

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may default on its obligation to pay interest and repay principal. There is also a risk that one or more of the securities will be downgraded in credit rating generally, lower rated issuers have higher credit risks. Credit/default risk includes the risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations. Credit risk, which has the potential to hurt the Fund's performance, is generally inversely related to credit quality.

Derivatives Risk. There are certain investment risks in using derivatives including, but not limited to, futures contracts, options on futures, swaps and structured notes. If a Fund incorrectly forecasts interest rates or other features of the particular instrument in using derivatives, a Fund could lose money. Derivatives are sometimes used to hedge the risks associated with holding other instruments, or as a substitute for such instruments. Price movements of a futures contract, option, structured notes or other derivative instrument may not be identical to price movements of the underlying portfolio securities or a securities index, resulting in the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices or other relevant features of a derivative instrument.

Derivatives contracts tend to fluctuate in value resulting in a net amount payable or receivable by the parties to such contracts. As a result derivatives contracts are typically "marked to market" on a periodic basis whereupon the parties to such contracts settle their obligations to one another. In some cases, this settlement results in one party pledging collateral to the other party to cover the exposure by marking securities to market.

Emerging Market Risk. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which have less stability than those of more developed countries. Investments in securities in developing market countries are also generally more volatile and less liquid than investments in securities in markets of developed countries. Emerging market securities may be subject to currency transfer restrictions and may experience delays and disruptions in securities settlement procedures. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, a Fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles, which may result in the Fund paying additional management fees charged by the underlying pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.

Equity Securities Risk. The value of equity securities will rise and fall in response to the activities of the company that issued the stock, general market conditions, and/or specific economic or political conditions. In the short-term, equity prices can fluctuate dramatically in response to developments. Different parts of the market and different types of equity securities can react differently to developments. Issuer, political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region or the market as a whole.

Foreign Currency Risk. A Fund that invests in foreign (non-US) securities or securities denominated in foreign (non-US) currencies may be adversely affected by changes in currency exchange rates, exchange control regulations, foreign country indebtedness and indigenous economic and political developments. A Fund attempts to buy and sell foreign currencies on favorable terms, but will incur the cost of any price spread on currency exchanges when a Fund changes investments from one country to another or when proceeds from the sale of shares in US dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a Fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to a Fund's investments in securities of issuers of that country. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the Fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging markets countries have experienced substantial and in some periods extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

Foreign Securities Risk. Foreign securities, foreign currencies, and securities issued by US entities with substantial foreign operations carry risks relating to political, economic or regulatory conditions in foreign countries, such as: (1) less publicly available information; (2) lack of uniform accounting, auditing and financial reporting standards, practices and requirements; (3) lower trading volume, less liquidity and more volatility for securities; (4) less government regulation of securities exchanges, brokers and listed companies; (5) political or social instability, civil unrest and acts of terrorism; and (6) the possibility of expropriation or confiscatory taxation. All of these factors may adversely affect investment in foreign securities, making such investments more volatile and potentially less liquid than US investments. In addition, foreign markets can perform differently from the US market.

IPO Holding Risk. IPO holding is the practice of participating in an initial public offering (IPO) with the intent of holding the security for investment purposes. Because an IPO is an equity security that is new to the public market, the value of IPOs may fluctuate dramatically. Because of the cyclical nature of the IPO market, from time to time there may not be any IPOs in which a Fund can participate. Even when the

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Fund requests to participate in an IPO, there is no guarantee that a Fund will receive an allotment of shares in an IPO sufficient to satisfy a Fund's desired participation. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.

IPO Trading Risk. IPO trading is the practice of participating in an initial public offering (IPO) and then immediately selling the security in the after-market. Engaging in this strategy could result in active and frequent trading. Use of this strategy could increase the Fund's portfolio turnover and the possibility of realized capital gain. This is not a tax-efficient strategy. From time to time, it may not be possible to pursue an IPO trading strategy effectively because of a limited supply of "hot" IPOs. In addition, this practice may result in losses if a Fund purchases a security in an IPO and there is insufficient demand for the security in the after-market of the IPO. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.

Large Capitalization Securities Risk. A Fund's emphasis on securities issued by large capitalization companies makes it susceptible to the business risks of larger companies, which usually cannot change as quickly as smaller companies in response to competitive challenges. Larger companies also tend not to be able to maintain the high growth rates of well-managed smaller companies, especially during strong economic periods.

Management Risk. The risk that an investment strategy may fail to produce the intended results. There can be no assurance that the Fund will achieve its investment objective. The Advisor's assessment of the short-term or long-term prospects of a Fund's portfolio securities may not prove accurate. No assurance can be given that any investment or trading strategy implemented by the Advisor on behalf of the Fund will be successful. Furthermore, because of the risks associated with equity securities and financial markets, there is a risk that you may suffer a significant or complete loss of your investment in the Fund.

Liquidity Risk. Certain types of securities, such as non-investment grade debt securities, small capitalization stocks, securities issued by real estate investment trusts, emerging market securities, asset-backed securities and mortgage-backed securities, are subject to the risk that the securities may not be sold at the quoted market price within a reasonable period of time. A Fund holding such securities may experience substantial losses if required to liquidate these holdings.

Market Risk. The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Non-Investment Grade Securities Risk. Securities rated below BBB by S&P or Baa by Moody's may involve greater risks than securities in higher rating categories.

Bonds rated below BBB by S&P (BB, B, CCC, CC, C and D) or Baa by Moody's (Ba, B, Caa, Ca, C and D) are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB or Ba indicates the lowest degree of speculation and D or C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Although lower-rated debt securities generally offer a higher yield than higher rated debt securities, they involve higher risks. They are especially subject to:

•  Adverse changes in general economic conditions and in the industries in which their issuers are engaged;

•  Changes in the financial condition of their issuers; and

•  Price fluctuations in response to changes in interest rates.

•  As a result, issuers of lower rated debt securities are subject to greater credit/default risk, as described elsewhere in this section.

Portfolio Turnover Risk. The turnover rate of a portfolio cannot be predicted. Funds subject to this risk will have annual portfolio turnover rates that generally will exceed 100%. Securities having a maturity of one year or less are not included in the turnover calculation. A high turnover rate (over 100%) will: (1) increase transaction expenses, which will adversely affect a Fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized capital gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an investment in the Fund. A portfolio turnover rate at the high end of the range is not tax efficient, and taxable investors may wish to consult a tax professional prior to investing.

Quantitative Strategy Risk. Funds that use a quantitative strategy are managed so that stocks are selected based upon a multi-factor proprietary model designed by the Advisor. The model attempts to enhance returns, within specified risk parameters, relative to a benchmark by analyzing a variety of objective economic, financial and related information. The success of a Fund's principal investment strategy depends on the Advisor's skill in designing and using its analytical model as a tool for selecting stocks. A flaw in the design of an analytical model may result in a Fund having a lower return than if the Fund was managed using a fundamental or passive investment management strategy.

Sector Risk. A Fund that concentrates its investment in specific industry sectors that have experienced substantial price volatility is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by a Fund may lack sufficient

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market liquidity to enable a Fund to sell the securities at an advantageous time or without a substantial drop in price.

Small Capitalization Securities Risk. Investments in smaller companies may involve greater risks because these companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small capitalization companies may be more volatile than large cap stocks, which could increase the volatility of a Fund that maintains significant exposure to small cap stocks.

TEMPORARY DEFENSIVE POSITION

Short-Term Investments. For defensive purposes, the Fund may temporarily invest, without limitation, in short-term fixed income securities. High quality, investment-grade securities include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations, commercial paper, bank certificates of deposit, bankers' acceptances and time deposits. This strategy may be inconsistent with the Fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the Fund not achieving its investment objective.

RISK AND RETURN

Because the Select Class is new and has not completed a full calendar year's operations, performance information for the Select Class is not included in this Prospectus. To obtain performance information for the Select Class when available, please call 1-800-997-7327 or visit the website at www.ssgafunds.com.

After tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The returns and all other information shown below are for the original Emerging Markets Fund class (referred to in this prospectus as the "Institutional Class") that is not offered in this prospectus. The Select Class would have substantially similar annual returns because the shares of the Select Class represent the same portfolio of securities, except the annual returns for the Select Class offered in this prospectus would be higher due to lower distribution (12b-1) fees of the Select Class. The average annual total returns for the Select Class offered in this prospectus would differ only to the extent that the Institutional Class and the Select Class of the SSgA Funds do not have the same expenses.

A Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

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The following bar chart illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year over the life of the Fund.

Best Quarter — December 31, 1999: 26.03%

Worst Quarter — September 30, 2001: (22.10)%

Year-to-Date — September 30, 2007: 37.73%

The following table further illustrates the risks of investing in the Fund by showing how the Fund's average annual returns for 1,5 and 10 years compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

Average Annual Total Returns
For the Periods Ended December 31, 2006:

	1 Year	5 Years	10 Years*
Emerging Markets Fund
Return Before Taxes	33.63%	27.48%	11.64%
Return After Taxes on Distributions	32.21%	26.51%	10.86%
Return After Taxes on Distributions and Sale of Fund Shares	28.23%	24.25%	10.00%
MSCI® Emerging Market Index	32.59%	26.98%	9.40%

*Select Class shares began operating on March 1, 2006. Performance for the Fund's Select Class before its inception is derived from the historical performance of the Institutional Class. The returns shown above do not reflect deduction of the lower distribution fees and shareholder services fees applicable to the Select Class. The returns of the Select Class would have been higher than the Institutional Class due to the lower distribution and shareholder servicing fees.

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PORTFOLIO HOLDINGS

A description of the SSgA Funds' policies with respect to the disclosure of its portfolio securities ("Disclosure Policies") is available in the Statement of Additional Information. The Disclosure Policies govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the SSgA Funds. Disclosure of each Fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter or subsequent to periodic portfolio holdings disclosure in the Funds' filings with the SEC on their website at www.ssgafunds.com.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None

Maximum Deferred Sales Charge (Load)	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends or Other Distributions	None

Redemption Fee	None

Exchange Fee	None

Maximum Account Fee	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fee	.750%
Distribution (12b-1) Fees	.025%
Other Expenses	.285%
Acquired Fund Fees and Expenses[1]	.010%
Gross Expenses	1.070%
Less Contractual Management Fee Reimbursement	(.020)%
Total Annual Expenses After Waivers and Reimbursements	1.05%

  1  In addition to the Management Fees, Distribution Fees and Other Fees and Expenses paid by the Funds, each Fund will bear indirectly a proportionate share of operating fees and expenses of other registered investment companies or exchange traded funds ("Acquired Funds") which they hold. Currently, the cash reserves for certain Funds are invested in other affiliated and non-affiliated money market funds. If the fees and expenses incurred indirectly by the Fund as a result of investment in shares of one or more Acquired Funds is less than 0.01% of the average net assets of a Fund, the Fund will include these fees and expenses under the "Other Expenses" category in the table above.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$107	$338	$588	$1,304

Investors purchasing Fund shares through a financial intermediary, such as a bank, broker-dealer, financial advisor or other financial institution (referred to individually as an "Intermediary" or collectively as "Intermediaries") may also be required to pay additional fees for services provided by the Intermediary. Such investors should contact the Intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

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MANAGEMENT OF THE FUND

Investment Advisor. SSgA Funds Management, Inc. (the "Advisor"), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the investment advisor for the SSgA Funds and directs the Funds' investments in accordance with each Fund's investment objective, policies and restrictions.

The Advisor is registered with the SEC as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of November 30, 2007, the Advisor had over $145 billion in assets under management. The Advisor, State Street Bank and Trust Company (State Street) and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. With over $2 trillion under management as of November 30, 2007, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.

The Advisor is responsible for making investment decisions for the SSgA Funds and managing each Fund's affairs and business, subject to the supervision of the Board of Trustees. The Advisor provides investment advisory services to a number of other investors and investment companies, as well as the SSgA Funds. The Board of Trustees of the SSgA Funds considers the renewal of the investment advisory agreement annually. A discussion of the basis for the Board's consideration and approval of the investment advisory agreement is contained in the Funds' annual reports, which are available upon request by calling the Distributor at 1-800-647-7327 or on the Funds' website at www.ssgafunds.com.

For these services, the Fund pays the Advisor an annual management fee, calculated daily and paid monthly, of 0.75% of the average daily net asset value of the Fund.

Portfolio Management. Each of the SSgA Funds is managed by a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for each respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within SSgA. Each portfolio management team is overseen by the SSgA Investment Committee. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

The SSgA Emerging Markets Fund is managed by the SSgA Emerging Markets Active Management Team. The portfolio managers identified below jointly and primarily have the most significant day-to-day responsibility for management of the Fund:

•  Brad Aham, CFA, FRM. Brad is a Managing Director of SSgA and a Principal of SSgA FM. Brad joined the firm in 1993 and is head of the Active Emerging Markets Equity Team. He is a founding member of the Active Emerging Markets strategy. He earned Bachelors degrees in both Mathematics and Economics from Brandeis University and an MBA from Boston University. Brad is a member of the Boston Securities Analyst Society and the Global Association of Risk Professionals.

•  Steve McCarthy, CFA. Stephen is a Vice President of SSgA and a Principal of SSgA FM. Steve joined the firm in 1998 and is a member of the firm's Active Emerging Markets team. Steve holds his AB from Harvard College, a Masters degree in Classics and Philosophy from Corpus Christi College, Oxford University, U.K. and an MBA from Columbia University. Steve is a past president of the Boston Security Analysts Society.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES AND RISKS

The investment objective of the Fund is fundamental and may not be changed without shareholder approval. This section contains a detailed description of particular types of instruments or particular investment strategies (Investment Policies) that are considered principal to the achievement of the Fund's investment objective, as identified in "Principal Investment Strategies" above. The Investment Policies described below reflect the Fund's current practices. Risk information related to the Investment Policies described below is contained in the Principal Risks section. Additional risk information applicable to the Investment Policy may also be described below. Please read the Principal Risks section carefully. Investors are also encouraged to read the Statement of Additional Information (see back cover of this Prospectus for information on how to obtain the Statement of Additional Information). The Statement of Additional Information may also contain additional details on the Investment Policies described below. Additionally, the Fund has Investment Policies that are not principal to the achievement of the Fund's investment objective as well as investment restrictions that are described in the Fund's Statement of Additional Information. There can be no assurance that the Investment Policies will ensure achievement of the Fund's investment objective.

Emerging Markets. Emerging market securities are equity securities issued by companies domiciled, or doing a

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substantial portion of their business, in countries determined by the Fund's Advisor to have a developing or emerging economy or securities market. A stock market is classified as "emerging" if it meets at least one of the two general criteria: (1) it is located in a low or middle income economy as defined by the World Bank, and/or (2) its investable market capitalization is low relative to its most recent Gross National Income (GNI) figures, as defined by the World Bank. However, due to the status of a country's stock market, the country may still qualify as an emerging market even if its GNI exceeds the amount identified by the World Bank as a low to middle income economy.

Foreign Issuers. Foreign issuers are corporations and banks organized under the laws of a foreign country or for which the principal trading market is in a foreign country and companies organized in the US with a majority of its assets or business outside the US. Foreign issuers may also issue corporate obligations, asset-backed securities, mortgages, depositary shares and certificates of deposit. Foreign corporations and banks issuing dollar-denominated instruments in the US are not necessarily subject to the same regulatory requirements that apply to US corporations and banks, such as accounting, auditing and recordkeeping standards, the public availability of information and, for banks, reserve requirements, loan limitations and examinations. This increases the possibility that a foreign corporation or bank may become insolvent or otherwise unable to fulfill its obligations on these instruments. Instruments are also subject to credit/default risk. There is the risk that an issuer of fixed-income securities held by a Fund may default on its obligation to pay interest and repay principal.

Foreign Government Securities. Foreign (non-US) government securities which the Fund may invest in generally consist of obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of "quasi-government agencies" and debt securities denominated in multinational currency units of an issuer. The Fund will not invest a material percentage of its assets in foreign government debt. Since these are obligations of foreign governments, they are particularly subject to a risk of default from political instability.

Equity Securities. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Common stocks, preferred stocks, convertible securities, and warrants are considered equity securities.

Equity Swaps. Equity swaps are used to preserve a return or spread on an investment and to gain equity exposure to a market at a lower price. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Please see Derivatives Risk in the Principal Risks section.

Depositary Receipts. Depositary Receipts are a type of common stock that are negotiable certificates issued by a bank of one country representing a specific number of shares of a stock traded on the exchange of another country, commonly referred to as European or Global Depositary Receipts. American Depositary Receipts are issued by a US bank representing a specific number of shares of a foreign stock traded on a US stock exchange. Depositary Receipts do not eliminate the risk inherent in investing in securities of foreign issuers, such as: (1) less publicly available information; (2) lack of uniform accounting, auditing and financial reporting standards, practices and requirements; (3) lower trading volume, less liquidity and more volatility for securities; (4) less government regulation of securities exchanges, brokers and listed companies; (5) political or social instability, civil unrest and acts of terrorism; and (6) the possibility of expropriation or confiscatory taxation. For purposes of a Fund's investment policies, a Fund's investments in Depositary Receipts will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

Futures Contracts and Options on Futures. To equitize cash or for purposes of hedging a Fund's other investments, a Fund may enter into futures contracts that relate to securities in which it may directly invest and indexes comprised of such securities and may purchase and write call and put options on such contracts. A Fund may also purchase futures and options if cheaper than the underlying stocks or bonds. Futures and options on futures transactions of a Fund will be conducted so that the total amount paid on premiums for all such transactions will not exceed 5% of the value of a Fund's total assets. Further, a Fund will not enter into futures or options on futures contracts or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of a Fund's total assets.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank

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certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

In particular, stock index futures are used by the Funds to equitize cash and cash equivalents so that the Funds may remain fully invested in the equity market. This will enable the Funds to facilitate demand for same day redemptions. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, a Fund is required to deposit an initial margin with the Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that a Fund will honor its futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

When trading futures contracts, a Fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

A Fund's transactions, if any, in options, futures, options on futures and equity swaps involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Please see Derivatives Risk in the Principal Risks section.

Investment Grade Securities. Investment grade securities: (1) are rated in one of the four highest categories (or in the case of commercial paper, in the two highest categories) by at least one NRSRO; or (2) if not rated, are of comparable quality, as determined by the Advisor, in accordance with procedures established by the Board of Trustees. If a security is downgraded and is no longer investment grade, the Fund may continue to hold the security if the Advisor determines that such action is in the best interest of the Fund and if the Fund would not, as a result thereby, have more than 5% of its assets invested in non-investment grade securities. Investment-grade securities include securities rated Baa3 by Moody's or BBB by S&P (and securities of comparable quality). These securities are considered as medium-grade obligations and are regarded as having speculative characteristics and an adequate capacity to pay interest and repay principal but have special characteristics.

Non-Investment Grade Fixed-Income Securities. Securities rated below BBB by S&P or Baa by Moody's may involve greater risks than securities in higher rating categories.

Bonds rated below BBB by S&P (BB, B, CCC, CC and C) are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB or Ba indicates the lowest degree of speculation and D or C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Securities possessing Moody's Baa rating are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security is judged adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics and in fact may have speculative characteristics as well.

Initial Public Offerings (IPOs). An IPO is the first public issue of common stock by a firm. Only IPOs of companies that fit within a Fund's investment strategy (including sector, industry and stock weightings), objective, and risk tolerance will be considered. There are two primary investment strategies that involve the use of IPOs:

•  IPO Trading. IPO trading is the practice of participating in an IPO and then immediately selling the security in the after-market. This is not a tax-efficient strategy.

•  IPO Holding. IPO holding is the practice of participating in an IPO with the intent of holding the security in the portfolio based on expected appreciation in value.

The Advisor's IPO allocation policy is designed to allocate shares of IPOs in a fair and equitable manner. The Advisor uses an automated IPO allocation system to allocate the IPO security shares on an equitable basis according to the account's investment policies and limitations.

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Options on Securities and Securities Indices. The Fund may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of the Fund will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the Fund's total assets. Further, the Fund will not write a put or call option or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the Fund's total assets.

The Fund may purchase or sell options on securities indices that are comprised of securities in which it may directly invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

A Fund's transactions, if any, in options involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Please see Derivatives Risk in the Principal Risks section.

Repurchase Agreements. A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price. If the party that enters into a repurchase agreement with the Fund is unable to honor its obligations under the repurchase agreement, the Fund could lose money.

Securities Lending. A Fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a Fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a Fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a Fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a Fund will also bear the risk of any decline in value of securities acquired with cash collateral. A Fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any Fund.

Cash Sweep Program. Pursuant to the terms and conditions of an SEC exemptive order and Internal Revenue Service private letter ruling, the SSgA Funds operate a Cash Sweep Program. In the Cash Sweep Program, uninvested cash balances of certain Funds are used to purchase shares of the Money Market or Prime Money Market Funds (the "Central Funds"). The SSgA Funds other than the Central Funds and the Yield Plus Fund are eligible to participate in the Cash Sweep Program (the "Participating Funds"). The Cash Sweep Program reduces the risk of counterparty default on repurchase agreements and the market risk associated with direct purchases of short-term obligations, while providing high current money market rates of return, ready liquidity and increased diversity of holdings. Shares of a Central Fund sold to and redeemed from a Participating Fund will not be subject to a sales load, distribution fee or service fee. If Central Fund shares sold to or redeemed from a Participating Fund are subject to any such distribution or service fee, the Advisor will waive its advisory fee for each Participating Fund in an amount that offsets the amount of such distribution and/or service fees incurred by the Participating Fund. The uninvested cash invested in a Central Fund may not exceed 25% of any Participating Fund's total assets. For purposes of this limitation, each Participating Fund will be treated as a separate investment company.

SHAREHOLDER INFORMATION

PURCHASE OF SHARES

Distribution and Eligible Investors. Shares of the Select Class are offered without a sales commission by State Street Global Markets, LLC (the Distributor). The Select Class of the SSgA Funds may not be purchased by individuals directly, but must be purchased through an Intermediary. Intermediaries are advisors, securities brokers, banks and financial institutions or other industry professionals or organizations that have entered into a shareholder servicing agreement with the Distributor or with the SSgA Funds with respect to investment of its customer accounts in the Select Class. Information on Intermediaries offering the Select Class is available through the Distributor.

Minimum Initial Investment and Account Balance. The Select Class requires a minimum initial investment by or at the direction of the Intermediary of $20 million and a minimum continuing balance of $15 million. Holdings of all customer accounts of each Intermediary shall be aggregated for purposes of determining these account balances ("Select

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Intermediary Account"). If the Select Intermediary Account balance has fallen below $15 million as a result of shareholder redemptions, subsequent purchases of shares of the Fund may at the discretion of the Fund or Distributor be rejected unless, after such purchase, the accrued balance of the Select Intermediary Account will be at least $15 million. The Fund or the Distributor reserves the right in their discretion to close any account where the balance in the associated Select Intermediary Account has fallen below $15 million. The Transfer Agent will give shareholder's 60 days' notice that the account will be closed unless investment is made to increase the Select Intermediary Account's balance to the required minimum.

Effective August 1, 2007, the SSgA Emerging Markets Fund is closed to purchases (including exchanges from other SSgA Funds) by new investors. The Advisor believes that it is in the best interest of the Fund's shareholders to reduce the volume and pace of assets moving into the Fund.

Existing account holders of the Fund may continue to contribute to their accounts. With respect to Fund holdings through financial intermediary omnibus account arrangements, the following will apply:

•  Employee Benefit Plans (i.e., 401(k), 403(b) plans): If the Fund was an investment option prior to the closing date, such plan participants may invest in the Fund at any time.

•  Plan record keepers will not be allowed to direct new plans to invest in the Fund.

•  Plan participants invested in the Fund through their employer's plan who receive a distribution from such plan may open an IRA rollover account in the Fund; but no other type of account.

•  Brokerage Accounts: Broker-dealers that have existing selling and/or service agreements with the Fund's Distributor may allow accounts invested in the Fund to continue to contribute to their accounts; however such broker-dealers may not allow new accounts in the Fund.

•  No new broker-dealers will be allowed to enter into selling and/or service agreements for the Fund with the Distributor.

•  Clearing service providers have been notified that they may allow broker-dealer correspondents with existing positions in the Fund to continue to invest in the Fund (via such clearing firm); however no new broker-dealer correspondents may invest in the Fund.

•  Registered Investment Advisor ("RIAs") Accounts/Platform Arrangements: RIAs that have positions in the Fund on behalf of clients may continue to contribute the accounts of such clients.

•  No new RIAs will be allowed to open accounts through a platform arrangement.

•  Charitable Foundations/Endowments: Charitable foundations, endowments and other tax exempt institutions that have accounts in the Fund may continue to contribute to such accounts and open new accounts.

The Fund acknowledges that it may not be able to monitor certain omnibus account arrangements for compliance with these restrictions on a timely basis. The Fund has requested that financial intermediaries responsible for omnibus arrangements use their best efforts to comply with this request to close the Fund to new investors. Employees, officers, directors and trustees of the SSgA Funds, the Advisor or the Advisor's affiliates, and their immediate family members may open new accounts in the Fund.

Purchase Dates and Times. Fund shares may be purchased on any business day at the net asset value next determined after the receipt of the purchase order. A business day is one on which the New York Stock Exchange is open. All purchases must be made in US dollars. Payments for Fund shares must be received by the Transfer Agent, and the accompanying payment must be in federal funds by 4 p.m. Eastern time (the Pricing Time) before the purchase order can be accepted. If an order or payment is received on a non-business day or after the Pricing Time, the order will be effective on the next business day.

Purchase orders in good form (described below) and payments which are accepted prior to the Pricing Time will receive that day's net asset value and will earn the dividend declared on the date of purchase.

Order and Payment Procedures. To be in good form, the SSgA Funds require a completed and signed SSgA Funds' Institutional Account Application for each new account, a trade and payment for the trade in federal funds received by the Transfer Agent prior to 4 p.m. Eastern time. For additional information, additional Applications or other forms, call the Customer Service Department at 1-800-647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.ssgafunds.com.

Customer Identification. We are required by law to obtain certain personal information from you which will be used by us to verify your identity. When you open an account, we will ask for your name, residential address, date of birth (for individuals), taxpayer or other government identification number and other information that will allow us to identify you. We may also request to review other identifying documents such as driver's license, passport or documents showing the existence of the business entity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable. The SSgA Funds reserve the right to reject any purchase order.

Large Transaction Notification. To allow the Advisor to manage the Fund most effectively, investors are strongly

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urged to initiate all trades (investments, exchanges or redemptions of shares) as early in the day as possible and to notify the Transfer Agent at least one day in advance of transactions in excess of $25 million. The SSgA Funds reserve the right to reject purchase orders in the absence of adequate notification of a purchase order in excess of $25 million.

Federal Funds Wire. In order to assure timely processing of purchase orders, the SSgA Funds strongly recommend that you make initial or subsequent investments by wiring federal funds to the Transfer Agent by:

1.  Completing the SSgA Funds' Institutional Account Application and fax it to (617) 664-6011. Please confirm that the fax was received by calling 1-800-997-7327.

2.  Telephoning State Street Bank and Trust Company at 1-800-647-7327 and providing: (1) the investor's account registration number, address and social security or tax identification number; (2) the name of the Fund; (3) the amount being wired; (4) the name of the wiring bank; and (5) the name and telephone number of the person at the wiring bank to be contacted in connection with the order.

3.  Instructing the wiring bank to wire federal funds to:

  State Street Bank and Trust Company
2 Avenue DeLafayette
Boston, MA 02111
ABA #0110-0002-8
DDA# 9904-631-0
SSgA Emerging Markets Fund Select Class
Account Number and Registration

Orders transmitted via this purchase method will be credited when federal funds are received by State Street. You will not be permitted to redeem shares from the account until an original completed application has been received. Please send completed applications to: State Street Bank, attention SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. Please reference the account number on the application.

Mail. To purchase shares by mail, send a check or other negotiable bank draft payable to: State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: SSgA Emerging Markets Fund Select Class. Third party checks and checks drawn on credit card accounts will not be accepted. Certified checks are not necessary; however, all checks are accepted subject to collection at full face value in United States funds and must be drawn in United States dollars on a United States bank. Normally, checks and drafts are converted to federal funds within two business days following receipt of the check or draft. Initial investments should be accompanied by a completed application, and subsequent investments are to be accompanied by the investor's account number.

REDEMPTION OF SHARES

Shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request by following one of the methods described below. A business day is one on which the New York Stock Exchange is open. Proceeds of redemption requests received before 4 p.m. Eastern time ordinarily will be sent on the next business day, except as otherwise noted below.

Redemption requests must be received prior to 4 p.m. Eastern time in order to be effective on the date received.

Telephone and Other Electronic Redemptions. Shareholders may normally redeem Fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The SSgA Funds and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the SSgA Funds, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing and bear a medallion guarantee. See "Redemption and Exchange Requests in Writing." The SSgA Funds, the Distributor or the Transfer Agent will be responsible for fraudulent or unauthorized instructions received only if they act with willful misfeasance, bad faith or gross negligence.

During periods of significant or unusual economic or market activity, shareholders giving instructions by phone may encounter delays.

Redemption Proceeds by Wire. Upon request, redemption proceeds of $1,000 or more will be wire transferred to your account at a domestic commercial bank that is a member of the Federal Reserve System. You must indicate this option on your application or letter of instruction in good order. If bank instructions are not indicated on the account, a medallion guaranteed letter of instruction is required to add the bank information to send proceeds via wire. The SSgA Funds do not provide wire transfer service for redemption proceeds of less than $1,000. The shares will be redeemed from the account on the day the redemption instructions are received and the proceeds wire will normally be sent the next business day, but may take up to seven business days. Although the SSgA Funds do not charge a fee for this service, it reserves the right to charge a fee for the cost of wire-transferred redemptions, and your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature.

Redemption Requests in Writing. In certain circumstances, you will need to make a request to sell shares in writing (please use the address for purchases by mail under "Purchase of Fund Shares"). The redemption will be processed based on the net asset value next determined after receipt by State Street of all required documentation in good

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order. Good order means that the request must include the following:

1.  A clear letter of instruction or a stock assignment stating the Fund and account number that the redemption is to be processed from, the dollar amount to be redeemed and where the proceeds are to be sent. The letter must be signed by all owners of the shares in the exact names in which they appear on the account, together with a guarantee of the signature of each owner by a bank, trust company or member of a recognized stock exchange; and

2.  Such other supporting legal documents, if required by applicable law or the Transfer Agent, in the case of estates, trusts, guardianships, custodianships, corporations and pension and profit-sharing plans.

The Select Class reserves the right to redeem the shares in any account with a balance of less than $15 million as a result of shareholder redemptions. Before shares are redeemed to close an account, you will be notified in writing and allowed 60 days to purchase additional shares to meet the minimum account balance.

Suspension of Shareholder Redemptions. The SSgA Funds reserve the right to suspend the right of shareholder redemption, or postpone the date of payment for more than seven days: (1) if emergency conditions should exist, as specified in the 1940 Act, or as determined by the SEC, as a result of which disposal of portfolio securities or determination of the net asset value of the Funds are not reasonably practicable; (2) for any period during which trading on the New York Stock Exchange is restricted as determined by the SEC or the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (3) for such other periods as the SEC may by order permit for the protection of shareholders of the Funds.

EXCHANGES

Shares of the Select Class may not be exchanged for any other investment portfolio offered by the SSgA Funds.

MARKET TIMING/EXCESSIVE TRADING

The Board of Trustees has adopted a policy to discourage excessive trading or "market timing." Frequent trading of Fund shares, often in response to short-term fluctuations in the market, also known as "market timing," is not knowingly permitted by the SSgA Funds. Short-term or excessive trading into and out of a Fund may harm the Fund's performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Accordingly, the SSgA Funds discourage excessive trading and reserve the right to refuse or restrict a future purchase by any person if it reasonably believes that such purchase or sale is part of a market timing strategy. As a means to protect the Funds and their shareholders from harmful short-term and excessive trading: (1) cash flows are monitored on all of the Funds on a daily basis to detect and investigate large movements; and (2) with respect to Funds that invest in securities that trade on foreign markets, pursuant to the Funds' Fair Valuation Procedures, pricing adjustments may be made based on information received from a third party multi-factor fair valuation pricing service. For a more detailed discussion of the Funds' pricing policies, please refer to the Prospectus section entitled "Pricing of Fund Shares."

Although there is generally no consensus in the marketplace as to what level of trading activity constitutes excessive trading, we may consider trading in the Fund's shares to be excessive if: you sell shares within a short period of time after the shares were purchased; you make two or more purchases and redemptions within a short period of time; you enter into a series of transactions that is indicative of a market timing pattern or strategy; or we reasonably believe that you have engaged in such practices in connection with other SSgA mutual funds.

If the Fund discovers that an investor or a client of a broker has engaged in excessive trading, the investor or broker will be asked to cease such activity and the Fund may refuse to process such investor's or broker's purchase orders (including purchases effected as exchanges). Of course, your right to purchase shares through an automatic investment plan or redeem your shares in full (or in part through a systematic withdrawal plan) are unaffected by these restrictions. In determining whether to take such actions, the SSgA Funds seek to act in a manner that is consistent with the best interests of its shareholders. Although the Funds will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. While the SSgA Funds attempt to discourage market timing, there can be no guarantee that it will be able to identify investors who are engaging in excessive trading or limit their trading practices. Additionally, frequent trades of small amounts may not be detected. However, the SSgA Funds have entered into agreements with Intermediaries that require the Intermediaries to provide upon request trading information at the underlying shareholder level. Nevertheless, the SSgA Funds recognize that it may not always be able to detect or prevent market timing activity or other activity that may disadvantage the Funds or its shareholders.

DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS

The SSgA Funds have adopted a distribution plan with respect to the Select Class pursuant to Rule 12b-1 (the Plan) under the 1940 Act. The Plan provides that the Select Class pay a service fee for the performance of certain administrative functions in connection with purchases and redemptions of shares of the Fund and related services provided to Select Class shareholders by State Street Global Markets LLC. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Payments to State Street for shareholder and administrative services are not permitted by

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the Plan to exceed 0.025% of a Fund's average net asset value per year. Any payments that are required to be made to State Street that cannot be made because of the limitations contained in the Plan may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The SSgA Funds offer the Institutional Class of shares through the Distributor to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The Institutional Class has a separate Rule 12b-1 Plan. Long-term shareholders of the funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

The Advisor or Distributor, or an affiliate of the Advisor or Distributor, out of its own resources, and without additional cost to the SSgA Funds and their shareholders, may directly or indirectly make additional cash payments, as described below, to Intermediaries who sell shares of the SSgA Funds. Such payments and compensation are in addition to the Rule 12b-1 fees paid by the SSgA Funds. These additional cash payments are generally made monthly to Intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the Intermediary. Cash compensation may also be paid to Intermediaries for inclusion of a Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Intermediary provides shareholder services to Fund shareholders. Additional cash payments to Intermediaries will vary. For more information regarding these arrangements, please read "Distribution and Shareholder Servicing" in the Statement of Additional Information.

From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor, may also pay non-cash compensation to the sales representatives of Intermediaries. Examples of such compensation include the following: (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of Intermediaries. The cost of all or a portion of such non-cash compensation may be borne indirectly by the SSgA Funds as expense reimbursement payments to the Distributor under the Plan.

The Select Class is offered without imposition of a front-end sales load or contingent deferred sales load. The Select Class is subject to distribution and/or shareholder servicing fees and expenses payable under the Plan. The Select Class is offered for sale by Intermediaries only to investors meeting the eligibility requirements disclosed in this Prospectus. Intermediaries are advisors, securities brokers, banks and financial institutions or other industry professionals or organizations that have entered into a shareholder servicing agreement with the Distributor or with the SSgA Funds with respect to investment of its customer accounts in the Select Class. Information on Intermediaries offering the Select Class is available through the Distributor.

Third Party Transactions. The SSgA Funds have authorized Intermediaries to accept purchase, redemption and exchange orders on the Fund's behalf. The Intermediary is responsible for the timely delivery of any order to the SSgA Funds. Therefore, orders received prior to the close of the New York Stock Exchange by an Intermediary that has been authorized to accept orders on the Fund's behalf (or other intermediaries designated by the Intermediary) will be deemed accepted by the Fund the same day and will be executed at that day's closing share price. Each Intermediary's agreement with the Fund permits the Intermediary to transmit orders received by the Intermediary (or its designee) prior to the close of regular trading on the New York Stock Exchange to the Fund after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the Intermediary (or its designee). The Funds are not responsible for the failure of an Intermediary to process a transaction for you in a timely manner. If you are purchasing, selling, exchanging or holding Fund shares through a program of services offered by an Intermediary, you may be required by the Intermediary to pay additional fees. You should contact the Intermediary for information concerning what additional fees, if any, may be charged.

PRICING OF FUND SHARES

The Fund determines the price per share each business day as of the close of the regular trading session of the New York Stock Exchange (which is normally 4 p.m. Eastern time). The price of Fund shares is computed by dividing the current value of the Fund's assets (less liabilities) by the number of shares of the Fund outstanding and rounding to the nearest cent. A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Share value for purchase, redemption or exchange will be based on the net asset value next calculated after your order is received in good form (i.e., when all required documents and your check or wired funds are received). See "Purchase of Fund Shares," "Redemption of Fund Shares," and "Exchanges" for more information.

The SSgA Funds value portfolio securities according to Board-approved Securities Valuation Procedures, including Market Value Procedures, Fair Value Procedures and Pricing Services. Money market fund securities are priced using the amortized cost method of valuation; as are debt obligation securities maturing within 60 days of the valuation date, unless the Board determines that amortized cost does not represent market value of short-term debt obligations.

Ordinarily, the SSgA Funds value each portfolio security based on market quotations provided by Pricing Services, alternative pricing services or dealers, and fair valuation pricing adjustments from third parties (when permitted by the Market Value Procedures). Generally, Fund securities are valued at the close of the market on which they are traded as follows:

•  US listed equities; equity and fixed income options: Last sale price; last bid price if no sales;

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•  US over-the-counter equities: Official closing price; last bid price if no closing price;

•  Foreign equities: Official closing price, where available, or last sale price; last bid price if no closing price, adjusted to reflect the Administrator's or Custodian's determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV (such adjustments are made pursuant to information received from a third party multi-factor fair valuation pricing recommendation);

•  Listed ADRs/GDRs: Last sale price; last bid price if no sales;

•  Municipal bonds, US bonds, Eurobonds/foreign bonds: Evaluated bid price; broker quote if no evaluated bid price;

•  Futures: Settlement price.

If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the SSgA Funds will use the security's fair value, as determined in accordance with Fair Value Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. The Funds may use the fair value of a portfolio security to calculate their NAV when, for example: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed; (2) trading in a portfolio security is suspended and not resumed prior to the time as of which the Funds calculate their NAV; (3) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Funds calculate their NAV; (4) a security's price has remained unchanged over an extended period of time (often referred to as a "stale price"), or (5) the Custodian or Administrator determines that a market quotation is inaccurate. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Funds' Board of Trustees believes reflects fair value. A security valued on the basis of an evaluation of its fair value may be valued at a price higher or lower than available market quotations. A security's valuation may differ depending on the method used and the factors considered in determining value pursuant to the Fair Value Procedures. There can be no assurance that the Funds' net asset value fairly reflects security values as of the time of pricing when using the Fair Value Procedures to price the Funds' securities. Events or circumstances affecting the values of Fund securities that occur between the closing of the principal markets on which they trade and the time the net asset value of Fund shares is determined may be reflected in the Trust's calculation of net asset values for each applicable Fund when the Trust deems that the particular event or circumstance would materially affect such Fund's net asset value.

Because foreign securities can trade on non-business days, the net asset value of a Fund's portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem Fund shares.

DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare and pay dividends on shares of the Funds annually from net investment income. The Board of Trustees intends to declare distributions annually from net short-term and long-term capital gains, if any, generally in mid-October. An additional distribution may be declared and paid in December if required for the Funds to avoid the imposition of a 4% federal excise tax on undistributed capital gains.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver Fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant Fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant Fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the Fund shortly after a purchase of shares will reduce the per share net asset value of the Fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.

Distribution Option. You can choose from the following distribution options as indicated on the application:

•  Reinvestment Option—Dividends and capital gain distributions will be automatically reinvested in additional shares of the Fund. If you do not indicate a choice on the application, this option will be automatically assigned.

•  Income-Earned Option—Capital gain distributions will be automatically reinvested, but a check, direct deposit (ACH) or wire will be sent for each dividend distribution.

•  Cash Option—A wire will be sent for each dividend and capital gain distribution. If you selection this option, the

17

distribution will be sent to a pre-designated bank by the payable date.

TAXES

The tax discussion in this Prospectus is only a summary of certain United States federal income tax issues generally affecting the SSgA Funds and their shareholders. The following assumes any Fund shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the SSgA Funds with your tax advisor.

For mutual funds generally, dividends from net investment income (other than qualified dividend income, as described below) and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Under current federal income tax law (in effect for taxable years beginning on or before December 31, 2010), distributions of earnings from qualifying dividends received by the SSgA Funds from domestic corporations and qualified foreign corporations will be taxable to non-corporate shareholders at the same rate as long-term capital gains, which is currently 15%, instead of at the ordinary income rate, provided certain requirements are satisfied.

Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the Fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Selling (including an exchange of) your Fund shares is a taxable event and may result in capital gain or loss. A capital gain or capital loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds. Any capital loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions. The wash sale rules are not applicable with respect to money market fund shares.

You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. You will also be advised of the percentage of the dividends from the Fund, if any, that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. If you purchase shares of the SSgA Funds through an Intermediary, that entity will provide this information to you.

Each Fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the Fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding. This is not an additional tax but can be credited against your tax liability. Shareholders that invest in a Fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investing through such an account.

Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the United States federal income tax and its withholding requirements applies to them.

Foreign Income Taxes. Investment income received by the SSgA Funds from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the SSgA Funds to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a Fund in advance since the amount of the assets to be invested within various countries is not known.

If more than 50% in value of a Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the SSgA Funds may file an election with the Internal Revenue Service (the "Foreign Election") that may permit you to take a credit (or a deduction) for foreign income taxes paid by the Funds. Such a Fund may be subject to certain holding period requirements with respect to securities held to take advantage of this credit. If the Foreign Election is made by a Fund, and you choose to use the foreign tax credit, you would include in your gross income both dividends received from the Fund and foreign income taxes paid by the Fund. You would be entitled to treat the foreign income taxes withheld as a credit against your United States federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could treat the foreign income taxes withheld as an itemized deduction from adjusted gross income in computing taxable income rather than as a tax credit. It is anticipated that certain Funds will qualify to make the Foreign Election; however, such Funds cannot be certain that they will be eligible to make such an election or that you will be eligible for the foreign tax credit.

18

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The financial highlights were audited by Deloitte & Touche LLP, for fiscal years ended 2005, 2006 and 2007 (fiscal years ended 2003 and 2004 were audited by PricewaterhouseCoopers LLP), whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request by calling the Distributor at 1-800-647-7327 or on the Funds' website at www.ssgafunds.com.

	Fiscal Year Ended August 31,
	2007	2006[1]
NET ASSET VALUE, BEGINNING OF PERIOD	$21.20	$21.48
INCOME FROM OPERATIONS:
Net investment income (loss)[2]	.39	.20
Net realized and unrealized gain (loss)	8.79	(.48)
Total Income From Operations	9.18	(.28)
DISTRIBUTIONS:
From net investment income	(.38)	—
From net realized gain on investment	(1.11)	—
Total Distributions	(1.49)	—
NET ASSET VALUE, END OF PERIOD	$28.89	$21.20
TOTAL RETURN (%)[3]	46.00	(1.30)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000 omitted)	1,301,424	546,536
Ratios to average net assets (%):
Operating expenses, net[4]	1.04	1.06
Operating expenses, gross[4]	1.06	1.12
Net investment income[4]	1.59	2.01
Portfolio turnover (%)[3]	38.87	36.89

1  For the period March 2, 2006 to August 31, 2006.

2  Average month-end shares outstanding were used for this calculation.

3  Periods less than one year are not annualized.

4  The ratios for periods less than one year are annualized.

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SSgA FUNDS

SSgA Money Market Fund

SSgA US Government Money Market Fund

SSgA Tax Free Money Market Fund

SSgA Yield Plus Fund

SSgA Bond Market Fund

SSgA Intermediate Fund

SSgA High Yield Bond Fund

SSgA Disciplined Equity Fund

SSgA Small Cap Fund

SSgA Core Opportunities Fund

SSgA Tuckerman Active REIT Fund

SSgA Aggressive Equity Fund

SSgA IAM SHARES Fund

SSgA Concentrated Growth Opportunities Fund

SSgA Large Cap Value Fund

SSgA Enhanced Small Cap Fund

SSgA Directional Core Equity Fund

SSgA Core Edge Equity Fund

SSgA S&P 500 Index Fund

SSgA Emerging Markets Fund

SSgA International Stock Selection Fund

SSgA International Growth Opportunities Fund

SSgA Life Solutions Balanced Fund

SSgA Life Solutions Growth Fund

SSgA Life Solutions Income and Growth Fund

ADDITIONAL INFORMATION ABOUT THE SSgA FUNDS

Select Class Shareholders: For shareholder inquiries regarding the Select Class of the SSgA Emerging Markets Fund or to request additional information on the Select Class offered in this prospectus, including the Statement of Additional Information, please contact your Intermediary.

For more information about the SSgA Funds, the following documents are available without charge:

Annual and Semi-Annual Reports. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In each Fund's annual report (other than money market funds), you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Funds including, but not limited to, information about the SSgA Funds' policies with respect to selective disclosure of each Fund's portfolio holdings.

The annual report and the SAI for each Fund are incorporated into this Prospectus by reference. You may obtain free copies of the annual report, semi-annual report or the SAI of the Funds, and may request other information or make other inquiries, by contacting the Distributor at:

State Street Global Markets LLC
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900
1-800-997-7327

The Funds' Prospectus, SAI and annual and semiannual reports to shareholders are available, free of charge, on the Funds' website at www.ssgafunds.com.

You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SSgA Funds' SEC File No. 811-05430

EMFSCPROSP (12/07)

Filed pursuant to Rule 485(b)
File Nos. 33-19229; 811-5430

SSgA FUNDS

State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900
1-800-997-7327
www.ssgafunds.com

SSgA MONEY MARKET FUND

SSgA US GOVERNMENT MONEY MARKET FUND

SSgA TAX FREE MONEY MARKET FUND

As with all mutual funds, the Securities and Exchange Commission (the "SEC") has neither determined that the information in this Prospectus is accurate and complete, nor approved or disapproved of these securities. Any representation to the contrary is a criminal offense.

PROSPECTUS DATED DECEMBER 18, 2007

2

INVESTMENT STRATEGIES
AND PRINCIPAL RISKS

Through this Prospectus, the SSgA Funds offers shares in the following separate portfolios (referred to individually as a "Fund" or collectively as the "Funds"). The SSgA Funds are an open-end investment management company diversified as defined in the Investment Company Act of 1940, as amended (the "1940 Act"):

•  SSgA Money Market Fund (Money Market Fund)

•  SSgA US Government Money Market Fund (US Government Money Market Fund)

•  SSgA Tax Free Money Market Fund (Tax Free Money Market Fund)

As indicated below, the US Government Money Market and Tax Free Money Market Funds each have a fundamental investment objective which may be changed only with the approval of a majority of the Fund's shareholders as provided by the 1940 Act. The Money Market Fund's investment objective is nonfundamental and may be changed by the Board of Trustees of the SSgA Funds (the "Board of Trustees") without shareholder approval. SSgA Funds Management, Inc. (the "Advisor"), serves as the Funds' investment advisor. The principal risks associated with investing in each Fund are explained in the Principal Risks section.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

Money Market Fund. The nonfundamental investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar-denominated securities.

The Fund attempts to meet its investment objective by investing in high quality money market instruments, including: (1) US Treasury bills, notes and bonds; (2) obligations issued or guaranteed as to interest and principal by the US Government, its agencies, or instrumentalities and other such obligations that are neither insured nor guaranteed by the US Treasury, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank; (3) instruments of US and foreign banks, including certificates of deposit, banker's acceptances and time deposits; these instruments may include Eurodollar Certificates of Deposit, Eurodollar Time Deposits and Yankee Certificates of Deposit; (4) commercial paper of US and foreign companies; (5) asset-backed securities; (6) corporate obligations of US and foreign companies; (7) variable and floating rate notes; and (8) repurchase agreements.

The Money Market Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this Prospectus: Money market securities; eligible securities; portfolio maturity; variable and floating rate securities; asset-backed securities; commercial paper and other short-term obligations; Section 4(2) commercial paper; US government securities; repurchase agreements; and Eurodollar certificates of deposit, Eurodollar time deposits, and Yankee certificates of deposit.

The Money Market Fund is subject to the following risks, as described under "Principal Risks:" Asset-backed securities, credit/default, dollar-denominated instruments of foreign banks and corporations, US government securities, income, interest rate, liquidity, market, money market, and sector.

US Government Money Market Fund. The fundamental investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations of the US Government or its instrumentalities with remaining maturities of one year or less.

The Fund attempts to meet its investment objective by investing substantially all of its investable assets in obligations issued or guaranteed as to principal and interest by the US government or its agencies or instrumentalities and repurchase agreements secured by such instruments, but in no event less than 80% under normal market conditions. Shareholders will be notified at least 60 days prior to changing the non-fundamental 80% investment policy. The basis for calculating total assets for purposes of the 80% test includes the Fund's net assets plus any borrowings for investment purposes. The 80% investment requirement applies at the time the Fund invests its assets. The Fund may invest in obligations of US agencies or instrumentalities such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank that are neither insured nor guaranteed by the US Treasury. Because the US Government Money Market Fund may be 100% invested in securities of the US government, its agencies or instrumentalities, its return may be less than a Fund which can invest without limitation in all types of securities. The US Government Money Market Fund will invest no more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

The US Government Money Market Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this Prospectus: Eligible securities, portfolio maturity, variable and floating rate securities, US government securities, money market securities and repurchase agreements.

The US Government Money Market Fund is subject to the following risks, as described under "Principal Risks:" Government securities, income, interest rate, liquidity, market, money market and sector.

3

Tax Free Money Market Fund. The fundamental investment objective is to maximize current income, exempt from federal income taxes, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value.

The Fund has a fundamental policy of investing at least 80% of its net assets in federal tax-exempt, high quality and short-term municipal securities of all types under normal market conditions. These securities are issued by states, municipalities and their political subdivisions and agencies and certain territories and possessions of the United States. Investments may include general obligation bonds and notes, revenue bonds and notes, commercial paper, private placements, tender option bonds, private activity bonds, industrial development bonds and municipal lease contracts. Securities purchased may bear fixed, variable or floating rates of interest or may be zero coupon securities. The Fund may buy or sell securities on a when-issued or forward commitment basis. The basis for calculating total assets for purposes of the 80% test includes the Fund's net assets plus any borrowings for investment purposes.

The Fund may not invest more than 20% of its assets in federally taxable money market instruments including securities issued by or guaranteed as to principal and interest by the US government or its agencies or instrumentalities, certificates of deposit, commercial paper and repurchase agreements. Under normal market conditions, the Fund intends to be 100% invested in instruments exempt from ordinary income tax. The Fund may also invest in the securities of other investment companies with similar investment guidelines.

The Tax Free Money Market Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this Prospectus: Money market securities, eligible securities, portfolio maturity, variable and floating rate securities, municipal securities and tax exempt commercial paper.

The Tax Free Money Market Fund is subject to the following risks, as described under "Principal Risks:" Credit/default, income, interest rate, liquidity, market, money market, municipal obligations, and sector.

PRINCIPAL RISKS

Investment in the SSgA Funds, like any investment, has risks. Fund shares will rise and fall in value and there is a risk you could lose money by investing in a Fund. There can be no assurance that a Fund will achieve its objective. An investment in the SSgA Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Each of the Funds has risks associated with it. This section contains a detailed description (arranged alphabetically) of the risks associated with a Fund, as identified in "Principal Investment Strategies" above. Information about the specific instruments or investment techniques referred to in this section is contained in the section called "Additional Information about the Funds' Investment Policies and Risks."

Asset-Backed Securities Risk. Asset-backed securities are obligations whose principal and interest payments are supported or collateralized by pools of other assets, such as automobile loans, credit card receivables and leases. Defaults on the underlying assets may impair the value of an asset-backed security. Furthermore, there may be legal and practical limitations on the enforceability of any security interest granted with respect to those underlying assets. Asset-backed securities are also subject to prepayment risk.

Credit/Default Risk. Credit/default risk is the risk that an issuer or guarantor of a fixed-income security held by a Fund may default on its obligation to pay interest and repay principal. There is also a risk that one or more of the securities will be downgraded in credit rating generally, lower rated issuers have higher credit risks. Credit/default risk includes the risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations. Credit risk, which has the potential to hurt the Fund's performance, is generally inversely related to credit quality.

Dollar-Denominated Instruments Risk. Dollar-denominated instruments are an alternative to directly investing in foreign securities. While such instruments may be measured in US dollars, this does not eliminate the risk inherent in investing in the securities of foreign issuers. Dollar-denominated instruments issued by entities located in foreign countries could lose value as a result of political, financial and economic events in foreign countries. Issuers of these instruments are not necessarily subject to the same regulatory requirements that apply to US banks and corporations, although the information available for dollar-denominated instruments may be subject to the accounting, auditing and financial reporting standards of the US domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject. Furthermore, by investing in dollar-denominated instruments rather than directly in a foreign issuer's stock, the Fund can avoid currency risks during the settlement period for either purchases or sales.

Government Securities Risk. Unlike securities issued by the US Treasury, securities issued by US government agencies and instrumentalities such as Fannie Mae, Freddie Mac and Federal Home Loan Bank are neither insured nor guaranteed by the US Treasury and are subject to the risk that the US government will not provide financial support to such agencies or instrumentalities if it is not obligated to do so by law. Investments in US government securities may return less than investments in non-government fixed income securities.

Income Risk. Income risk is the risk that falling interest rates will cause a Fund's income over time to decline.

4

Interest Rate Risk. During periods of rising interest rates, a Fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Fund's yield (and the value of its securities) will tend to be higher than prevailing market rates. The longer the duration of the security, the more sensitive the security is to this risk. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration, but would reduce its value by approximately fifteen dollars if it had a 15-year duration.

Liquidity Risk. Liquidity risk arises from the difficulty of selling an asset in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to the Fund.

Market Risk. The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Money Market Risk. Investment in a money market fund involves the risk that a Fund will not be able to maintain a $1.00 price per share at all times. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund. An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Money market funds are used as short-term investment vehicles. This entails frequent purchases and sales, which will increase the Fund's overall transactions costs.

Municipal Obligations Risk. The municipal market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities. Municipal obligations include revenue obligations. Revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment.

Because many municipal securities are issued to finance projects relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, municipal securities backed by current or anticipated revenues from a specific project or specific asset can be negatively affected by the discontinuance of the taxation supporting the project or asset or the inability to collect revenues for the project or from assets. If the Internal Revenue Service determines the issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline in value. Municipal obligations may also be subject to call risk and extension risk.

Sector Risk. A Fund that concentrates its investment in specific industry sectors is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by a Fund may lack sufficient market liquidity to enable a Fund to sell the securities at an advantageous time or without a substantial drop in price.

RISK AND RETURN

The following bar charts illustrate the risks of investing in each Fund by showing changes in a Fund's performance from year to year over the life of the Fund. The accompanying tables further illustrate the risks of investing in a Fund by showing how the Fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market index. After tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

A Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

5

Best Quarter — September 30, 2000: 1.59%
Worst Quarter — June 30, 2004: 0.18%
Year-to-Date — September 30, 2007: 3.78%

The following table further illustrates the risks of investing in the Fund by showing how the Fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market index (returns shown reflect no deductions for fees, taxes or expenses).

Average Annual Total Returns
For the Periods Ended December 31, 2006:

	1 Year	5 Years	10 Years
Money Market Fund	4.76%	2.21%	3.67%
Citigroup 3-month Treasury Bill Index	4.76%	2.35%	3.67%

The returns would have been lower without the contractual expense reimbursement.

7-Day Yields
For the Period Ended December 31, 2006:

	Current	Effective
Money Market Fund	4.97%	5.09%

Current yield information for the Fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

Best Quarter — December 31, 2000: 1.57%

Worst Quarter — June 30, 2004: 0.16%

Year-to-Date — September 30, 2007: 3.70%

The following table further illustrates the risks of investing in the Fund by showing how the Fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market index (returns shown reflect no deductions for fees, taxes or expenses).

Average Annual Total Returns
For the Periods Ended December 31, 2006:

	1 Year	5 Years	10 Years
US Government Money Market Fund	4.69%	2.14%	3.58%
Citigroup 3-month Treasury Bill Index	4.76%	2.35%	3.67%

7-Day Yields
For the Period Ended December 31, 2006

	Current	Effective
US Government Money Market Fund	4.93%	5.05%

Current yield information for the Fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

6

Best Quarter — June 30, 2000: 0.95%
Worst Quarter — September 30, 2003: 0.07%
Year-to-Date — September 30, 2007: 2.38%

The following table further illustrates the risks of investing in the Fund by showing how the Fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

Average Annual Total Returns
For the Periods Ended December 31, 2006:

	1 Year	5 Year	10 Years
Tax Free Money Market Fund	2.91%	1.40%	2.17%
iMoney Net Tax Free Average	2.91%	1.38%	2.15%

7-Day Yields
For the Period Ended December 31, 2006:

	Current	Effective
Tax Free Money Market Fund	3.35%	3.40%

Current yield information for the Fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

7

PORTFOLIO HOLDINGS

A description of the SSgA Funds' policies with respect to the disclosure of its portfolio securities ("Disclosure Policies") is available in the Statement of Additional Information. The Disclosure Policies govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the SSgA Funds. Disclosure of each Fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter or subsequent to periodic portfolio holdings disclosure in the Funds' filings with the SEC on their website at www.ssgafunds.com.

FEES AND EXPENSES OF THE FUNDS

These tables describe the fees and expenses that you may pay if you buy and hold shares of the funds.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None

Maximum Deferred Sales Charge (Load)	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends or Other Distributions	None

Redemption Fee	None

Exchange Fee	None

Maximum Account Fee	None

Annual Fund Operating Expenses

(expenses that are deducted from fund assets)

	Money Market	US Government Money Market	Tax Free Money Market
Management Fee	.25%	.25%	.25%
Distribution and Shareholder Service (12b-1) Fees[1]	.10%	.11%	.19%
Other Expenses	.05%	.06%	.08%
Gross Expenses	.40%	.42%	.52%
Less Contractual Management Fee Waivers and Reimbursements	— [2]	—	—
Total Annual Expenses After Waivers and Reimbursements	.40%	.42%	.52%

  1  The stated fee includes the fees paid for 12b-1 Distribution and Shareholder Servicing, respectively, as follows: Money Market—.03/.07%; US Government Money Market—.02/.09%; and Tax Free Money Market—.06/.13%.

  2  The Advisor has contractually agreed to waive up to the full amount of the Management Fee and to reimburse the Money Market Fund for all expenses to the extent that total expenses (exclusive of non-recurring account fees and extraordinary expenses) exceed .40% of average daily net assets on an annual basis until December 31, 2008.

Example

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Funds for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Fund	1 year	3 years	5 years	10 years
Money Market	$41	$128	$224	$505
US Government Money Market	$43	$135	$235	$530
Tax Free Money Market	$54	$170	$296	$665

Investors purchasing Fund shares through a financial intermediary, such as a bank, broker-dealer, financial advisor or other financial institution (referred to individually as an "Intermediary" or collectively as "Intermediaries") may also be required to pay additional fees for services provided by the Intermediary. Such investors should contact the Intermediary for information concerning what additional fees, if any, will be charged.

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MANAGEMENT OF THE FUNDS

Investment Advisor. SSgA Funds Management, Inc. (the "Advisor"), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the investment advisor for the SSgA Funds and directs the Funds' investments in accordance with each Fund's investment objective, policies and restrictions.

The Advisor is registered with the SEC as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of November 30, 2007, the Advisor had over $145 billion in assets under management. The Advisor, State Street Bank and Trust Company (State Street) and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. With over $2 trillion under management as of November 30, 2007, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.

The Advisor is responsible for making investment decisions for the SSgA Funds and managing each Fund's affairs and business, subject to the supervision of the Board of Trustees. The Advisor provides investment advisory services to a number of other investors and investment companies, as well as the SSgA Funds. The Board of Trustees of the SSgA Funds considers the renewal of the investment advisory agreement annually. A discussion of the basis for the Board's consideration and approval of the investment advisory agreement is contained in the Funds' annual reports, which are available upon request by calling the Distributor at 1-800-647-7327 or on the Funds' website at www.ssgafunds.com.

For its services as the Advisor, each Fund in this Prospectus pays an annual management fee, calculated daily and paid monthly, that is equal to a certain percentage of its average daily net assets. However, the Advisor has contractually agreed to waive or reimburse its fees for the funds as shown below:

	Annual Management Fees (% of Average Daily Net Assets)
Fund	Management Fee Before Waivers or Reim- bursements (%)	Management Fee After Waivers or Reim- bursements (%)
Money Market	0.25	0.25
US Government Money Market	0.25	0.25
Tax Free Money Market	0.25	0.25

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENT POLICIES AND RISKS

The investment objective of each Fund is either fundamental or nonfundamental, as stated in "Principal Investment Strategies" above. A fundamental investment objective may only be changed with the approval of the Fund's shareholders. A nonfundamental investment objective may be changed by the Fund's Board of Trustees without shareholder approval.

This section contains a detailed description (arranged alphabetically) of particular types of instruments or particular investment strategies (Investment Policies) that are considered principal to the achievement of a Fund's investment objective, as identified in "Principal Investment Strategies" above. Risk information related to the Investment Policy described below is contained in the Principal Risks section. Additional risk information applicable to the Investment Policy may also be described below. Please read the Principal Risks section carefully. Investors are also encouraged to read the Statement of Additional Information (see back cover of this Prospectus for information on how to obtain the Statement of Additional Information). The Statement of Additional Information may contain more details on the Investment Policies described below. Additionally, each Fund has Investment Policies that are not principal to the achievement of the Fund's investment objective as well as investment restrictions that are described in the Fund's Statement of Additional Information. There can be no assurance that the Investment Policies will ensure achievement of any Fund's investment objective.

Asset-Backed Securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as over collateralization, a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience loss or delay in receiving payment and a decrease in the value of the security.

•  Prepayment Risk—Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. A Fund's ability

9

to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a Fund invests in asset-backed securities, the values of such Fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

•  Other Risk Associated with Asset-Backed Securities—Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Cash Sweep Program. Pursuant to the terms and conditions of an SEC exemptive order and Internal Revenue Service private letter ruling, the SSgA Funds operate a Cash Sweep Program. In the Cash Sweep Program, uninvested cash balances of certain Funds are used to purchase shares of the Money Market or Prime Money Market Funds (the "Central Funds"). The SSgA Funds other than the Central Funds and the Yield Plus Fund are eligible to participate in the Cash Sweep Program (the "Participating Funds"). The Cash Sweep Program reduces the risk of counterparty default on repurchase agreements and the market risk associated with direct purchases of short-term obligations, while providing high current money market rates of return, ready liquidity and increased diversity of holdings. Shares of a Central Fund sold to and redeemed from a Participating Fund will not be subject to a sales load, distribution fee or service fee. If Central Fund shares sold to or redeemed from a Participating Fund are subject to any such distribution or service fee, the Advisor will waive its advisory fee for each Participating Fund in an amount that offsets the amount of such distribution and/or service fees incurred by the Participating Fund. The uninvested cash invested in a Central Fund may not exceed 25% of any Participating Fund's total assets. For purposes of this limitation, each Participating Fund will be treated as a separate investment company.

Commercial Paper and Other Short-Term Obligations. Commercial paper (including variable amount master notes and Funding agreements) are short-term promissory notes issued by corporations, partnerships, trusts or other entities, to finance short-term credit needs. Short-term obligations used by a Fund include non-convertible debt securities (e.g., bonds and debentures) with not more than 397 days (13 months) remaining to maturity at the time of purchase. Short-term obligations issued by trusts may include, but are not limited to, mortgage-related or asset-backed debt instruments, including pass-through certificates such as participation in, or Treasury bonds or notes backed by, pools of mortgages, or credit card, automobile or other types of receivables.

•  Section 4(2) Commercial Paper. Section 4(2) commercial paper is commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (Section 4(2) paper). Section 4(2) paper is restricted as to disposition under the Federal securities laws and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. As a result it suffers from a liquidity risk. Section 4(2) paper will not be subject to the SSgA Funds' percentage limitations on illiquid securities where the Board of Trustees (pursuant to guidelines they have adopted) determines that a liquid trading market exists.

•  Tax Exempt Commercial Paper. Tax exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is typically issued to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The Fund will only invest in commercial paper rated at the time of purchase not less than Prime-1 by Moody's Investors Service, Inc., A-1 by Standard & Poor's Rating Group or F-1 by Fitch's Investor Service.

Eligible Securities. Money market funds invest in securities which qualify as "eligible" securities under the SEC's rules applicable to money market mutual funds. At the time of

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acquisition, the Advisor has determined that these eligible securities present minimal credit risk. In general, eligible securities include securities that: (1) are rated in the highest category by at least two Nationally Recognized Statistical Rating Organizations (NRSRO); (2) are rated by one NRSRO in the highest category, if only one rating service has rated the security; or (3) if unrated, are of comparable quality, as determined by the Advisor in accordance with procedures established by the Board of Trustees.

Eurodollar Certificates of Deposit (ECDs), Eurodollar Time Deposits (ETDs) and Yankee Certificates of Deposit (YCDs). ECDs are US dollar-denominated certificates of deposit issued by a bank outside of the United States. ETDs are US dollar-denominated deposits in foreign branches of US banks and foreign banks. YCDs are US dollar-denominated certificates of deposit issued by US branches of foreign banks.

US Government Securities. US government securities are high-quality securities issued or guaranteed by the US Treasury or by an agency or instrumentality of the US government. US government securities may be backed by the full faith and credit of the US Treasury, the right to borrow from the US Treasury, or the agency or instrumentality issuing or guaranteeing the security.

Interfund Lending. The SSgA Funds have been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). The non-money market portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating Fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

Money Market Securities. Money market securities are high-quality, short-term securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security's maturity. Examples of money market securities include bank certificates of deposit, bankers' acceptances, bank time deposits, notes, commercial paper and US government securities.

Municipal Securities. Municipal securities are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters of credit, guarantees, or insurance.

Portfolio Maturity. A money market fund must limit its investments to securities with remaining maturities determined in accordance with applicable SEC regulations and must maintain a dollar-weighted average maturity of 90 days or less. The money market funds will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if the Advisor finds it advantageous or necessary. Investing in short-term money market instruments will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect a Fund's price or yield.

Repurchase Agreements. A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price. If the party that enters into a repurchase agreement with the Fund is unable to honor its obligations under the repurchase agreement, the Fund could lose money.

Variable and Floating Rate Securities. Variable and floating rate securities are instruments issued or guaranteed by entities such as the: (1) US government, or an agency or instrumentality thereof, (2) corporations, (3) financial institutions, (4) insurance companies, or (5) trusts. The US Government Money Market Fund may purchase variable and floating rate securities issued or guaranteed by the US government, or an agency or instrumentality thereof. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.

Securities purchased by a Fund may include variable and floating rate instruments, which may have a stated maturity in excess of the Fund's maturity limitations but which will,

11

except for certain US government obligations, permit the Fund to demand payment of the principal of the instrument at least once every 13 months upon not more than 30 days' notice. Variable and floating rate instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the Fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have an active trading market) are subject to a Fund's percentage limitations regarding securities that are illiquid or not readily marketable. The Advisor will continuously monitor the creditworthiness of issuers of variable and floating rate instruments in which the SSgA Funds invest, and their ability to repay principal and interest. Variable and floating rate securities are subject to interest rate and credit/default risk.

The Tax Free Money Market Fund may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of municipal obligations.

TEMPORARY DEFENSIVE POSITION

Taxable Investments (Tax Free Money Market Fund). From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund's net assets) or for temporary defensive purposes, the Fund may invest without limitation in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a rating agency; obligations of the US Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch; certificates of deposit of US domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by the Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors. Under normal market conditions, the Fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments. When investing for defensive purposes, the Fund may not achieve its investment objective. This temporary defensive strategy may be inconsistent with the Fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions.

SHAREHOLDER INFORMATION

PURCHASE OF FUND SHARES

Distribution and Eligible Investors. Shares of the SSgA Funds are offered without a sales commission by State Street Global Markets, LLC (the "Distributor"), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity.

Minimum Initial and Subsequent Investments and Account Balance. The money market funds described in this Prospectus require a minimum initial investment of $1,000, with the exception of IRA accounts, for which the minimum initial investment is $250. Subsequent investments must be at least $100. Shareholder accounts held through financial intermediaries that maintain one or more accounts with the Funds (including fee-based wrap accounts, IRA accounts or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement. An investment in the Fund (other than IRA accounts) may be subject to redemption at the Fund's discretion if the account balance is less than $1,000 as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the $1,000 minimum. Failure to bring the account balance to $1,000 may result in the Transfer Agent closing the account at the net asset value (NAV) next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. If you are purchasing Fund assets through a pension or other participation plan, which may have different minimum investment and balance requirements, you should contact your plan administrator for further information on purchases.

Purchase Dates and Times. Fund shares may be purchased on any business day at the net asset value next determined after the receipt of the purchase order. A business day is one on which the New York Stock Exchange is open. The Federal Reserve is closed on certain holidays on which the New York Stock Exchange is open. These holidays are Columbus Day and Veteran's Day. On these holidays, you will not be able to purchase shares by wiring federal funds because federal funds wiring does not occur on these holidays. All purchases must be made in US dollars.

12

In order to be effective on the date received, purchase orders in good form (described below) and payments for Fund shares by check must be received by the Transfer Agent:

•  Money Market and Tax Free Money Market Funds: Prior to the close of the New York Stock Exchange; and

•  US Government Money Market Fund: Prior to 3 p.m. Eastern time.

If an order or payment is received on a non-business day or after the times listed above, the order will be effective on the next business day.

Notwithstanding the foregoing provisions, the SSgA Money Market, U.S. Government Money Market and Tax Free Money Market Funds (the "Money Market Funds") reserve the right to accept orders to purchase or redeem shares on any day that is not a business day and the Federal Reserve or National Securities Clearing Corporation ("NSCC") remains open. Also, any of the Money Market Funds may designate special hours of operation on any such day. In the event that any of the Money Market Funds invoke the right to accept orders to purchase or redeem shares on any day that is not a business day or adopt special hours of operation, the Funds will post advance notice of these events at www.ssgafunds.com.

Net Asset Value and Dividend Policy Upon Purchase

•  Money Market Fund: Orders received by the Transfer Agent prior to the close of the New York Stock Exchange earn the dividend on the date of purchase provided payment is received prior to the New York Stock Exchange close for checks and prior to the close of the Federal Reserve for wire payments. NSCC settlement payments are received after the fund closing; therefore the dividend is earned the day following settlement (generally trade date + 2).

•  US Government Money Market Fund: Orders received by the Transfer Agent prior to 3 p.m. Eastern time will receive that day's net asset value and will earn the dividend declared on the date of purchase provided payment is received prior to the New York Stock Exchange close for checks and prior to the close of the Federal Reserve for wire payments. NSCC settlement payments are received after the fund closing; therefore the dividend is earned the day following settlement (generally trade date + 2).

•  Tax Free Money Market Fund: Orders received by the Transfer Agent: (1) by 12 noon Eastern time will receive that day's net asset value and earn the dividend declared on the date of purchase; and (2) after 12 noon but before the close of the New York Stock Exchange (generally 4 p.m. Eastern time) will receive that day's net asset value but will not earn the dividend declared on the date of purchase provided payment is received prior to the New York Stock Exchange close for checks and prior to the close of the Federal Reserve for wire payments. NSCC settlement payments are received after the fund closing therefore the dividend is earned the day following settlement (generally trade date + 2).

All purchases that are made by check or exchange from an existing SSgA Fund will begin earning dividends the following business day after the purchase date (trade date + 1).

Order and Payment Procedures. There are several ways to invest in the SSgA Funds. The Funds require a purchase order in good form, which consists of a completed and signed application for each new account, unless the account is opened through a third party which has a signed agreement with the Distributor or the SSgA Funds and does not require a completed application to be submitted to the SSgA Funds. For additional information, including the IRA package, additional applications or other forms, call the Customer Service Department at 1-800-647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.ssgafunds.com.

Customer Identification. We are required by law to obtain certain personal information from you which will be used by us to verify your identity. When you open an account, we will ask for your name, residential address, date of birth (for individuals), taxpayer or other government identification number and other information that will allow us to identify you. We may also request to review other identifying documents such as driver's license, passport or documents showing the existence of the business entity. If you do not provide the personal information requested on the account application, we may not be able to open your account. Failure to provide the personal information requested on the account application may also result in a delay in the date of your purchase or in the rejection of the application and the return of your investment monies. After your account has been opened, if we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable. The SSgA Funds reserve the right to reject any purchase order.

Large Transaction Notification. To allow the Advisor to manage the Money Market, US Government Money Market, and Tax Free Money Market Funds most effectively, investors are strongly urged to initiate all trades (investments, exchanges or redemptions of shares) as early in the day as possible. Please notify the Transfer Agent at least one day in advance of transactions in excess of $25 million in the Money Market Fund, and in excess of $5 million in the US Government Money Market and Tax Free Money Market Funds. The SSgA Funds reserve the right to reject purchase orders in the absence of adequate notification of a purchase order in excess of the amounts stated above.

Mail. For new accounts, please mail the completed application and check. Additional investments should also be made by check. You must include the Fund name and account number on your check, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds or

13

State Street Bank. If using a servicing agent or broker-dealer, please verify with them the proper address or instructions required before writing and mailing your check. All purchase requests should be mailed to one of the following addresses:

Regular Mail:	Registered, Express or Certified Mail:
SSgA Funds P.O. Box 8317 Boston, MA 02266-8317	SSgA Funds 30 Dan Road Canton, MA 02021

All purchases made by check should be in US dollars from a US bank. Third party checks for initial purchases and checks drawn on credit card accounts for new and initial purchases will not be accepted.

Federal Funds Wire. You may make initial or subsequent investments by wiring federal funds to State Street Bank by:

1.  Telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time, and stating: (a) your account registration number, address and social security or tax identification number; (b) the name of the Fund in which the investment is to be made and the account number; and (c) the exact amount being wired.

2.  Instructing the wiring bank to wire federal funds to:

  State Street Bank and Trust Company
2 Avenue DeLafayette, Boston, MA 02111
ABA #0110-0002-8
DDA #9904-631-0
SSgA (Name of Fund) Fund(s)
Account Number and Registration
Dollar Amount Per Account (if one wire is to cover more than one purchase)

If all wires, checks and transfers are not identified properly as instructed above, the Transfer Agent may delay, reject and/or incorrectly apply the settlement of your purchase. Any wires received at State Street Bank without a corresponding call into the Customer Service Department will be purchased as indicated on the wire at the next determined net asset value and will earn the dividend declared on the next business day, if applicable according to the Fund.

Automatic Investment Plan. Once the initial investment has been made, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit through Automatic Clearing House (ACH) by debiting your bank checking account. Please complete the appropriate section of the application and attach a voided personal check to correctly code your account with the bank instructions. Once this option has been established, you may call the Customer Service Department at 1-800-647-7327 prior to 4 p.m. Eastern time to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.

In-Kind Purchase of Securities. The SSgA Funds, at the Funds' discretion, may permit you to purchase shares through the exchange of other securities you own. Any securities exchanged must meet the following criteria:

1.  The investment objective, policies and limitations must match that of the Fund;

2.  The shares must have a readily ascertainable market value;

3.  The shares must be liquid;

4.  The shares must not be subject to restrictions on resale; and

5.  The market value of any securities exchanged, plus any cash, must be at least $25 million; the SSgA Funds reserve the right to make exceptions to this minimum or to increase the minimum at its discretion.

Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled—ordinarily within three business days following the date of the exchange.

The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Funds will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Custodian and prior to the exchange will be considered in valuing the securities. All interest, dividends subscription or other rights attached to the securities become the property of the Funds, along with the securities.

REDEMPTION OF FUND SHARES

Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request by following one of the methods described below. A business day is one on which the New York Stock Exchange is open. Redemption requests must be received prior to the close of the New York Stock Exchange (which ordinarily is 4 p.m. Eastern time) in order to be effective on the date received. Proceeds of redemption requests received before the close of the New York Stock Exchange ordinarily will be sent on the same business day, except as otherwise noted below.

On Federal Reserve holidays, redemption proceeds ordinarily will be sent the next business day. On days on which the Bond Market Association recommends an early or complete closure of the bond markets, redemption proceeds ordinarily will be sent the next business day. Unless otherwise specified, payments of redemption proceeds will be sent to your address of record.

Notwithstanding the foregoing provisions, Money Market Funds reserve the right to accept orders to purchase or redeem shares on any day that is not a business day and the Federal Reserve or National Securities Clearing Corporation remains open. Also, any of the Money Market Funds may designate

14

special hours of operation on any such day. In the event that any of the Money Market Funds invoke the right to accept orders to purchase or redeem shares on any day that is not a business day or adopt special hours of operation, the Funds will post advance notice of these events at www.ssgafunds.com.

Dividend Payment Policy Upon Redemption. All written requests and redemption proceeds that are sent by check and ACH will receive that day's dividend.

•  Money Market Fund: No dividends will be paid on shares on the date of redemption.

•  US Government Money Market Fund: Redemption requests must be received prior to 3 p.m. Eastern time in order to be effective on the date received. No dividends will be paid on shares on the date of redemption.

•  Tax Free Money Market Fund: A dividend will be paid on shares redeemed if the redemption request is received by the Transfer Agent after 12 noon Eastern time but before the close of the New York Stock Exchange. Telephone redemption requests received before 12 noon Eastern time will not be entitled to that day's dividend.

Redemption Proceeds by Wire. Upon request, redemption proceeds of $1,000 or more will be wire transferred to your account at a domestic commercial bank that is a member of the Federal Reserve System. You must indicate this option on your application or letter of instruction in good order. If bank instructions are not indicated on the account, a medallion guaranteed letter of instruction is required to add the bank information to send proceeds via wire. The SSgA Funds do not provide wire transfer service for redemption proceeds of less than $1,000. Although the SSgA Funds do not charge a fee for this service, it reserves the right to charge a fee for the cost of wire-transferred redemptions, and your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature.

Shareholders will receive redemption proceeds by wire as follows:

•  Money Market—Requests must be received prior to the close of the New York Stock Exchange (ordinarily 4 p.m. Eastern time). The shares will be redeemed using that day's closing price, and the proceeds ordinarily will be wired the same day according to pre-designated instructions. On Federal Reserve holidays, redemption proceeds ordinarily will be sent the next business day. On days on which the Bond Market Association recommends an early or complete closure of the bond markets, redemption proceeds may be sent the next business day.

•  US Government Money Market—Redemptions must be received prior to 3 p.m. Eastern time. The shares will be redeemed using that days' closing price, and the proceeds ordinarily will be wired the same day according to pre-designated instructions. On Federal Reserve holidays, redemption proceeds ordinarily will be sent the next business day. On days on which the Bond Market Association recommends an early or complete closure of the bond markets, redemption proceeds may be sent the next business day.

•  Tax Fee Money Market—Redemptions must be received prior to 12 noon Eastern time for redemptions to be processed using that day's closing price and the proceeds ordinarily will be wired the same day. Redemption instructions received after 12 noon and before the close of the New York Stock Exchange (ordinarily 4 p.m. Eastern time) will receive that day's closing price and the proceeds ordinarily wired the following business day.

Redemption Proceeds by Check. Telephone redemption requests for proceeds less than $50,000 may be sent by check and to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price. All proceeds by check will normally be sent the following business day but may take up to seven business days. Requests for redemptions over $50,000 must be in writing and bear a medallion guarantee. Please follow instructions under "Redemption Requests in Writing."

Checkwriting Service. If you have authorized the check writing feature on the application and have completed the signature card, you may redeem shares in your account by check, provided that the appropriate signatures are on the check. The minimum check amount is $500. There is a one-time service charge of $5 per Fund to establish this feature, and you may write an unlimited number of checks provided that the account minimum of $1,000 per Fund is maintained.

Telephone and Other Electronic Redemptions. Shareholders may normally redeem Fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The SSgA Funds and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the SSgA Funds, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing and bear a medallion guarantee. See "Redemption and Exchange Requests in Writing." The SSgA Funds, the Distributor or the Transfer Agent will be responsible for fraudulent or unauthorized instructions received only if they act with willful misfeasance, bad faith or gross negligence.

15

During periods of significant or unusual economic or market activity, shareholders giving instructions by phone may encounter delays.

Redemption and Exchange Requests in Writing. In certain circumstances, a shareholder will need to make a request to sell or exchange shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). In order for a redemption or exchange request to be received by the Transfer Agent in good form, the shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a medallion guarantee, which protects them against fraudulent orders. A written request for redemption or exchange with a medallion guarantee will be required if:

1.  Your address of record has changed within the past 60 days;

2.  You are redeeming more than $50,000 worth of shares;

3.  You are requesting that a payment be sent to an address other than the address of record; or

4.  You are requesting that a payment be made payable to persons other than the registered owner(s).

Medallion guarantees can usually be obtained from the following sources:

1.  A broker or securities dealer, registered with a domestic stock exchange;

2.  A federal savings, cooperative or other type of bank;

3.  A savings and loan or other thrift institution;

4.  A credit union; or

5.  A securities exchange or clearing agency.

Please check with the institution prior to signing to ensure that they are an acceptable medallion guarantor. A notary public cannot provide a medallion guarantee.

Seller	Requirements for Written Requests
Owner of individual, joint, sole proprietorship, UGMA/UTMA (custodial accounts for minors) or general partner accounts	• Letter of instruction, signed by all persons authorized to sign for the account stating general titles/capacity, exactly as the account is registered; and
• Medallion guarantee, if applicable (see above).

Seller	Requirements for Written Requests
Owners of corporate or association accounts	• Letter of instruction signed by authorized person(s), stating capacity as indicated by the corporate resolution;
• Corporate resolution, certified within the past 6 months; and
• Medallion guarantee, if applicable (see above).

Owners or trustees of trust accounts	• Letter of instruction, signed by all trustees;
• If the trustees are not named in the registration, please provide a copy of the trust document, proof of capacity or incumbency and court order certified within the past 60 days; and
• Medallion guarantee, if applicable (see above).

Joint tenancy shareholders whose co-tenants are deceased	• Letter of instruction signed by surviving tenant(s); • Certified copy of the death certificate; and • Medallion guarantee, if applicable (see above).

Please contact the Customer Service Department at 1-800-647-7327 for questions and further instructions.

In-Kind Redemptions. The Fund may pay any portion of the redemption amount in excess of $15 million by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security.

Systematic Withdrawal Plan by Check. If your account balance is over $10,000, you may request periodic cash withdrawals automatically be paid to you or any person you designate. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

Systematic Withdrawal Plan by ACH. You may make automatic withdrawals of $100 or more by completing the appropriate sections of the application. You must also attach a voided check to code your account with the correct wire instructions. This option allows you to designate future withdrawal dates and amounts as long as your account balance is over $10,000.

Please note that proceeds from ACH withdrawals will be transmitted to the investor's bank within two business days after the trade is placed or executed automatically.

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Suspension of Shareholder Redemptions. The SSgA Funds reserve the right to suspend the right of shareholder redemption, or postpone the date of payment for more than seven days: (1) if emergency conditions should exist, as specified in the 1940 Act, or as determined by the SEC, as a result of which disposal of portfolio securities or determination of the net asset value of the Funds are not reasonably practicable; (2) for any period during which trading on the New York Stock Exchange is restricted as determined by the SEC or the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (3) for such other periods as the SEC may by order permit for the protection of shareholders of the Funds.

EXCHANGES

Telephone Exchange and Systematic Exchange. Subject to satisfying the minimum investment requirement, investors may have $100 or more of their Fund shares exchanged for shares of any other SSgA Fund on a business day. There is no charge for this service. To use this option, contact the Customer Service Department at 1-800-647-7327. For telephone exchanges, shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made over the phone if the registrations of the two accounts are identical. For systematic exchanges, you can choose the date, the frequency (monthly, quarterly or annually) and the amount. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the Fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss to the shareholder. Please contact your tax advisor. The SSgA Funds reserve the right to terminate or modify the exchange privilege in the future. Shares exchanged into the Money Market Funds will begin earning dividends the next business day after the trade is processed (generally trade date + 1).

DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS

The SSgA Funds have adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. The Plan allows a Fund to pay distribution and other fees for the sale and distribution of Fund shares and for services provided to shareholders. In addition, under the Plan, a Fund may pay shareholder servicing fees to Intermediaries, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Payments to the Distributor by the SSgA Funds for the sale and distribution of Fund shares are not permitted by the Plan to exceed .25% of the Fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The SSgA Funds are offered without imposition of a front-end sales load or contingent deferred sales load. Long-term shareholders of a Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

The Advisor or Distributor, or an affiliate of the Advisor or Distributor, out of its own resources, and without additional cost to the SSgA Funds and their shareholders, may directly or indirectly make additional cash payments, as described below, to Intermediaries who sell shares of the SSgA Funds. Such payments and compensation are in addition to the Rule 12b-1 fees paid by the SSgA Funds. These additional cash payments are generally made monthly to Intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the Intermediary. Cash compensation may also be paid to Intermediaries for inclusion of a Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Intermediary provides shareholder services to Fund shareholders. Additional cash payments to Intermediaries will vary. For more information regarding these arrangements, please read "Distribution and Shareholder Servicing" in the Statement of Additional Information.

From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor, may also pay non-cash compensation to the sales representatives of Intermediaries. Examples of such compensation include the following: (1) ordinary and usual gratuities, tickets and other business entertainment; and/or (2) sponsorship of regional or national events of Intermediaries. The cost of all or a portion of such non-cash compensation may be borne indirectly by the SSgA Funds as expense reimbursement payments to the Distributor under the Plan.

Third Party Transactions. The SSgA Funds have authorized Intermediaries to accept purchase, redemption and exchange orders on the Fund's behalf. The Intermediary is responsible for the timely delivery of any order to the SSgA Funds. Therefore, orders received prior to the close of the New York Stock Exchange by an Intermediary that has been authorized to accept orders on the Fund's behalf (or other intermediaries designated by the Intermediary) will be deemed accepted by the Fund the same day and will be executed at that day's closing share price. Each Intermediary's agreement with the Fund permits the Intermediary to

17

transmit orders received by the Intermediary (or its designee) prior to the close of regular trading on the New York Stock Exchange to the Fund after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the Intermediary (or its designee). The Funds are not responsible for the failure of an Intermediary to process a transaction for you in a timely manner. If you are purchasing, selling, exchanging or holding Fund shares through a program of services offered by an Intermediary, you may be required by the Intermediary to pay additional fees. You should contact the Intermediary for information concerning what additional fees, if any, may be charged.

PRICING OF FUND SHARES

The Money Market Fund determines the price per share once each business day at the close of the regular trading session of the New York Stock Exchange, which ordinarily is 4 p.m. Eastern time.

The US Government Money Market Fund determines the price per share once each business day, at 3 p.m. Eastern time.

The Tax Free Money Market Fund determines the price per share twice each business day as of 12 noon Eastern time and as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4 p.m. Eastern time).

A business day is one on which the New York Stock Exchange is open for regular trading. The price per share of the Fund is computed by adding the value of all securities and other assets of the Fund, deducting accrued liabilities, dividing by the number of shares outstanding and rounding to the nearest cent. Pricing does not occur on non-business days.

A money market fund seeks to maintain a $1.00 per share net asset value and, accordingly, uses the amortized cost valuation method to value its portfolio instruments. The amortized cost valuation method initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

Share value for purchase, redemption or exchange will be based on the net asset value next calculated after your order is received in good form (i.e., when all required documents and your check or wired funds are received). See "Purchase of Fund Shares," "Redemption of Fund Shares," and "Exchanges" for more information.

DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare dividends on shares of the Funds from net investment income daily and have them payable as of the last business day of each month. Distributions will be made at least annually from net short-term and long-term capital gains, if any. In most instances, distributions will be declared and paid in mid-October with additional distributions declared and paid in December, if required, for the Funds to avoid imposition of a 4% federal excise tax on undistributed capital gains. The Funds do not expect any material long-term capital gains or losses.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver Fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant Fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant Fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the Fund shortly after a purchase of shares will reduce the per share net asset value of the Fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.

Distribution Option. You can choose from four different distribution options as indicated on the application:

• Reinvestment Option—Dividends and capital gain distributions will be automatically reinvested in additional shares of the Fund. If you do not indicate a choice on the application, this option will be automatically assigned.

• Income-Earned Option—Capital gain distributions will be automatically reinvested, but a check, direct deposit (ACH) or wire will be sent for each dividend distribution.

• Cash Option—A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

• Direct Dividends Option—Dividends and capital gain distributions will be automatically invested in another identically registered SSgA Fund.

If the cash option is selected and you chose a wire, the distribution will be sent to a pre-designated bank by the payable date. If you chose cash option and requested a check, the check will be mailed to you. Direct deposits through ACH are normally received by the investor's bank account two business days after payable date of the distribution and generally are not charged a fee by the bank.

Dividends will not be paid until the last business day of the month even if an account closes during the month. If the account, at the end of the month, has a zero balance due to a redemption, the dividend will automatically be sent as a check to the address of record regardless of distribution option.

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TAXES

The tax discussion in this Prospectus is only a summary of certain United States federal income tax issues generally affecting the SSgA Funds and their shareholders. The following assumes any Fund shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the SSgA Funds with your tax advisor.

For mutual funds generally, dividends from net investment income (other than qualified dividend income, as described below) and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Under current federal income tax law (in effect for taxable years beginning on or before December 31, 2010), distributions of earnings from qualifying dividends received by the SSgA Funds from domestic corporations and qualified foreign corporations will be taxable to non-corporate shareholders at the same rate as long-term capital gains, which is currently 15%, instead of at the ordinary income rate, provided certain requirements are satisfied.

Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the Fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Selling (including an exchange of) your Fund shares is a taxable event and may result in capital gain or loss. However, no capital gain or loss for a shareholder is anticipated because a money market fund seeks to maintain a stable $1.00 per share net asset value. With that exception, if you buy shares when a Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution, which will also reduce the per share net asset value of the Fund.

You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. You will also be advised of the percentage of the dividends from the Fund, if any, that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. If you purchase shares of the SSgA Funds through an Intermediary, that entity will provide this information to you.

Each Fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the Fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding. This is not an additional tax but can be credited against your tax liability. Shareholders that invest in a Fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investing through such an account.

Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the United States federal income tax and its withholding requirements applies to them.

Tax Free Money Market Fund. Distributions by the Fund that are designated as "exempt-interest dividends" generally may be excluded from a shareholder's gross income for federal income tax purposes. However, such income may still be subject to state or local taxation. The Fund intends to distribute tax-exempt income. Distributions not designated by the Fund as "exempt-interest dividends" generally will be taxable to shareholders as described above.

Because the yields on municipal bond funds and other tax-exempt funds are usually lower than those on taxable bond funds, you may not always benefit from a tax-exempt investment. Some taxable investments may serve you better. To determine which is more suitable, determine the tax-exempt Fund's taxable equivalent yield. You do this by dividing the Fund's tax-exempt yield by the total of 100% minus your tax bracket. For example, if you are in the 25% federal tax bracket, and you can earn a tax-exempt yield of 5%, the taxable equivalent yield would be 6.67% (5% divided by 75% [100% minus 25%]). In this example, you would choose the tax-exempt Fund if its taxable equivalent yield of 6.67% were greater than the yield of a similar, though taxable investment.

The Fund may purchase certain private activity securities whose interest is subject to the federal alternative minimum tax for individuals. If the Fund purchases such securities, investors who are subject to the alternative minimum tax will be required to report a legally determined portion of the Fund's dividends as a tax preference item in determining their federal income tax.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The financial highlights were audited by Deloitte & Touche LLP, for fiscal years ended 2005, 2006 and 2007 (fiscal years ended 2003 and 2004 were audited by PricewaterhouseCoopers LLP), whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request by calling the Distributor at 1-800-647-7327 or on the Funds' website at www.ssgafunds.com.

MONEY MARKET FUND

	Fiscal Years Ended August 31,
	2007	2006		2005	2004	2003
NET ASSET VALUE, BEGINNING OF PERIOD	$1.0000	$1.0000		$1.0000	$1.0000	$1.0000
INCOME FROM OPERATIONS:
Net investment income	.0497	.0418		.0218	.0076	.0104
Net realized and unrealized gain (loss)	—	—	[b]	—	—	—
Total From Operations	.0497	.0418		.0218	.0076	.0104
DISTRIBUTIONS:
From net investment income	(.0497)	(.0418)		(.0218)	(.0076)	(.0104)
NET ASSET VALUE, END OF PERIOD	$1.0000	$1.0000		$1.0000	$1.0000	$1.0000
TOTAL RETURN (%)	5.08	4.26		2.20	.77	1.05
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000 omitted)	7,774,602	7,801,242		7,575,574	8,146,933	10,744,370
Ratios to average net assets (%):
Operating expenses, net	.40	.40		.40	.40	.40
Operating expenses, gross	.42	.43		.42	.40	.42
Net investment income	4.97	4.19		2.14	.76	1.04

b  Less than $.005 per share.

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US GOVERNMENT MONEY MARKET FUND

	Fiscal Years Ended August 31,
	2007	2006	2005	2004	2003
NET ASSET VALUE, BEGINNING OF PERIOD	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
INCOME FROM OPERATIONS:
Net investment income	.0489	.0412	.0214	.0070	.0099
DISTRIBUTIONS:
From net investment income	(.0489)	(.0412)	(.0214)	(.0070)	(.0099)
Net realized and unrealized gain (loss)	—	— [b]	—	—	—
Total From Operations	(.0489)	(.0412)	(.0214)	(.0070)	(.0099)
NET ASSET VALUE, END OF PERIOD	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
TOTAL RETURN (%)	5.00	4.19	2.16	.70	.99
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000 omitted)	1,607,878	1,216,443	1,745,592	1,161,107	1,404,226
Ratios to average net assets (%)
Operating expenses, gross	.42	.42	.42	.43	.41
Operating expenses, net	.42	.42	.42	.43	.41
Net investment income	4.89	4.05	2.22	.69	1.00

b  Less than $.005 per share.

21

TAX FREE MONEY MARKET FUND

	Fiscal Years Ended August 31,
	2007	2006	2005	2004	2003
NET ASSET VALUE, BEGINNING OF PERIOD	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
INCOME FROM OPERATIONS:
Net investment income	.0310	.0262	.0146	.0048	.0069
Net realized and unrealized gain (loss)	— [b]	— [b]	—	.0003	—
Total From Investment Operations	.0310	.0262	.0146	.0051	.0069
DISTRIBUTIONS:
From net investment income	(.0310)	(.0262)	(.0146)	(.0048)	(.0069)
From net realized gain	—	—	—	(.0003)	—
Total distributions	(.0310)	(.0262)	(.0146)	(.0051)	(.0069)
NET ASSET VALUE, END OF PERIOD	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
TOTAL RETURN (%)	3.14	2.65	1.47	.50	.69
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000 omitted)	463,266	522,007	453,917	398,518	445,166
Ratios to average net assets (%)
Operating expenses, net	.52	.53	.54	.57	.53
Operating expenses, gross	.53	.53	.54	.57	.53
Net investment income	3.09	2.65	1.50	.47	.69

b  Less than $.005 per share.

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ADDITIONAL INFORMATION ABOUT THE SSgA FUNDS

For more information about the SSgA Funds, the following documents are available without charge:

Annual and Semi-Annual Reports. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In each Fund's annual report (other than money market funds), you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Funds including, but not limited to, information about the SSgA Funds' policies with respect to selective disclosure of each Fund's portfolio holdings.

The annual report and the SAI for each Fund are incorporated into this Prospectus by reference. You may obtain free copies of the annual report, semi-annual report or the SAI of the Funds, and may request other information or make other inquiries, by contacting the Distributor at:

State Street Global Markets LLC
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900
1-800-997-7327

The Funds' Prospectus, SAI and annual and semiannual reports to shareholders are available, free of charge, on the Funds' website at www.ssgafunds.com.

You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SSgA Funds' SEC File No. 811-05430

COMBMMPROSP (12/07)

Filed pursuant to Rule 485(b)
File Nos. 33-19229; 811-5430

SSgA FUNDS

State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900
1-800-997-7327
www.ssgafunds.com

SSgA MONEY MARKET FUND

As with all mutual funds, the Securities and Exchange Commission (the "SEC") has neither determined that the information in this Prospectus is accurate and complete, nor approved or disapproved of these securities. Any representation to the contrary is a criminal offense.

The Money Market Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar-denominated securities.

PROSPECTUS DATED DECEMBER 18, 2007

2

INVESTMENT STRATEGIES
AND PRINCIPAL RISKS

Through this Prospectus, the SSgA Funds (also referred to throughout this Prospectus as "the Funds") offers shares in the SSgA Money Market Fund (the "Fund").

The SSgA Funds are an open-end investment management company diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objective of the Fund may be changed by the Board of Trustees of the SSgA Funds (the "Board of Trustees") without shareholder approval as defined in the 1940 Act. SSgA Funds Management, Inc. (the "Advisor") serves as the Fund's investment advisor.

INVESTMENT OBJECTIVE

The Money Market Fund's investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar-denominated securities.

PRINCIPAL INVESTMENT STRATEGIES

The Fund attempts to meet its investment objective by investing in high quality money market instruments, including: (1) US Treasury bills, notes and bonds; (2) obligations issued or guaranteed as to interest and principal by the US Government, its agencies, or instrumentalities and other such obligations that are neither insured nor guaranteed by the US Treasury, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank; (3) instruments of US and foreign banks, including certificates of deposit, banker's acceptances and time deposits; these instruments may include Eurodollar Certificates of Deposit, Eurodollar Time Deposits and Yankee Certificates of Deposit; (4) commercial paper of US and foreign companies; (5) asset-backed securities; (6) corporate obligations of US and foreign companies; (7) variable and floating rate notes; and (8) repurchase agreements.

The Money Market Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this Prospectus: Money market securities; eligible securities; portfolio maturity; variable and floating rate securities; asset-backed securities; commercial paper and other short-term obligations; Section 4(2) commercial paper; US government securities; repurchase agreements; and Eurodollar certificates of deposit, Eurodollar time deposits, and Yankee certificates of deposit.

The Money Market Fund is subject to the following risks, as described under "Principal Risks:" Asset-backed securities, credit/default, dollar-denominated instruments of foreign banks and corporations, US government securities, income, interest rate, liquidity, market, money market, and sector.

PRINCIPAL RISKS

The following is an alphabetized description of the principal risks associated with an investment in the Fund. For additional information concerning the instruments and investment techniques identified in these descriptions, see "Additional Information about the Fund's Investment Policies and Risks."

Asset-Backed Securities Risk. Asset-backed securities are obligations whose principal and interest payments are supported or collateralized by pools of other assets, such as automobile loans, credit card receivables and leases. Defaults on the underlying assets may impair the value of an asset-backed security. Furthermore, there may be legal and practical limitations on the enforceability of any security interest granted with respect to those underlying assets. Asset-backed securities are also subject to prepayment risk.

Credit/Default Risk. Credit/default risk is the risk that an issuer or guarantor of a fixed-income security held by a Fund may default on its obligation to pay interest and repay principal. There is also a risk that one or more of the securities will be downgraded in credit rating generally, lower rated issuers have higher credit risks. Credit/default risk includes the risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations. Credit risk, which has the potential to hurt the Fund's performance, is generally inversely related to credit quality.

Dollar-Denominated Instruments Risk. Dollar-denominated instruments are an alternative to directly investing in foreign securities. While such instruments may be measured in US dollars, this does not eliminate the risk inherent in investing in the securities of foreign issuers. Dollar-denominated instruments issued by entities located in foreign countries could lose value as a result of political, financial and economic events in foreign countries. Issuers of these instruments are not necessarily subject to the same regulatory requirements that apply to US banks and corporations, although the information available for dollar-denominated instruments may be subject to the accounting, auditing and financial reporting standards of the US domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject. Furthermore, by investing in dollar-denominated instruments rather than directly in a foreign issuer's stock, the Fund can avoid currency risks during the settlement period for either purchases or sales.

Government Securities Risk. Unlike securities issued by the US Treasury, securities issued by US government agencies and instrumentalities such as Fannie Mae, Freddie Mac and Federal Home Loan Bank are neither insured nor guaranteed by the US Treasury and are subject to the risk that the US government will not provide financial support to such agencies or instrumentalities if it is not obligated to do so by law. Investments in

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US government securities may return less than investments in non-government fixed income securities.

Income Risk. Income risk is the risk that falling interest rates will cause a Fund's income over time to decline.

Interest Rate Risk. During periods of rising interest rates, a Fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Fund's yield (and the value of its securities) will tend to be higher than prevailing market rates. The longer the duration of the security, the more sensitive the security is to this risk. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration, but would reduce its value by approximately fifteen dollars if it had a 15-year duration.

Liquidity Risk. Liquidity risk arises from the difficulty of selling an asset in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to the Fund.

Market Risk. The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Money Market Risk. Investment in a money market fund involves the risk that a Fund will not be able to maintain a $1.00 price per share at all times. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund. An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Money market funds are used as short-term investment vehicles. This entails frequent purchases and sales, which will increase the Fund's overall transactions costs.

Sector Risk. A Fund that concentrates its investment in specific industry sectors is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by a Fund may lack sufficient market liquidity to enable a Fund to sell the securities at an advantageous time or without a substantial drop in price.

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RISK AND RETURN

The following bar chart illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year over the life of the Fund. A Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

Best Quarter — September 30, 2000: 1.59%
Worst Quarter — June 30, 2004: 0.18%
Year-to-Date — September 30, 2007: 3.78%

The following table further illustrates the risks of investing in the Fund by showing how the Fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market index (returns shown reflect no deductions for fees, taxes or expenses).

Average Annual Total Returns
For the Periods Ended December 31, 2006:

	1 Year	5 Years	10 Years
Money Market Fund	4.76%	2.21%	3.67%
Citigroup 3-month Treasury Bill Index	4.76%	2.35%	3.67%

The returns would have been lower without the contractual expense reimbursement.

7-Day Yields
For the Period Ended December 31, 2006:

	Current	Effective
Money Market Fund	4.97%	5.09%

Current yield information for the Fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

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PORTFOLIO HOLDINGS

A description of the SSgA Funds' policies with respect to the disclosure of its portfolio securities ("Disclosure Policies") is available in the Statement of Additional Information. The Disclosure Policies govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the SSgA Funds. Disclosure of each Fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter or subsequent to periodic portfolio holdings disclosure in the Funds' filings with the SEC on their website at www.ssgafunds.com.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None

Maximum Deferred Sales Charge (Load)	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends or Other Distributions	None

Redemption Fee	None

Exchange Fee	None

Maximum Account Fee	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fee	.25%
Distribution and Shareholder Service (12b-1) Fees[1]	.10%
Other Expenses	.05%
Gross Expenses	.40%
Less Contractual Management Fee Waivers and Reimbursements[2]	—
Total Annual Expenses After Waivers and Reimbursements	.40%

  1  The stated fee includes .03% for 12b-1 Distribution and .07% for 12b-1 Shareholder Servicing Fees.

  2  The Advisor has contractually agreed to waive up to the full amount of the Management Fee and to reimburse the Money Market Fund for all expenses to the extent that total expenses (exclusive of non-recurring account fees and extraordinary expenses) exceed .40% of average daily net assets on an annual basis until December 31, 2008.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$41	$128	$224	$505

Investors purchasing Fund shares through a financial intermediary, such as a bank, broker-dealer, financial advisor or other financial institution (referred to individually as an "Intermediary" or collectively as "Intermediaries") may also be required to pay additional fees for services provided by the Intermediary. Such investors should contact the Intermediary for information concerning what additional fees, if any, will be charged.

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MANAGEMENT OF THE FUND

Investment Advisor. SSgA Funds Management, Inc. (the "Advisor"), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the investment advisor for the SSgA Funds and directs the Funds' investments in accordance with each Fund's investment objective, policies and restrictions.

The Advisor is registered with the SEC as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of November 30, 2007, the Advisor had over $145 billion in assets under management. The Advisor, State Street Bank and Trust Company (State Street) and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. With over $2 trillion under management as of November 30, 2007, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.

The Advisor is responsible for making investment decisions for the SSgA Funds and managing each Fund's affairs and business, subject to the supervision of the Board of Trustees. The Advisor provides investment advisory services to a number of other investors and investment companies, as well as the SSgA Funds. The Board of Trustees of the SSgA Funds considers the renewal of the investment advisory agreement annually. A discussion of the basis for the Board's consideration and approval of the investment advisory agreement is contained in the Funds' annual reports, which are available upon request by calling the Distributor at 1-800-647-7327 or on the Funds' website at www.ssgafunds.com.

For these services, the Fund pays the Advisor an annual management fee, calculated daily and paid monthly, of 0.25% of the average daily net asset value of the Fund.

ADDITIONAL INFORMATION ABOUT
THE FUND'S INVESTMENT POLICIES AND RISKS

The investment objective of the Fund is nonfundamental and may be changed by the Board of Trustees without shareholder approval. This section contains a detailed description of particular types of instruments or particular investment strategies (Investment Policies) that are considered principal to the achievement of the Fund's investment objective, as identified in "Principal Investment Strategies" above. The Investment Policies described below reflect the Fund's current practices. Risk information related to the Investment Policies described below is contained in the Principal Risks section. Additional risk information applicable to the Investment Policies may also be described below. Please read the Principal Risks section carefully. Investors are also encouraged to read the Statement of Additional Information (see back cover of this Prospectus for information on how to obtain the Statement of Additional Information). The Statement of Additional Information may contain more details on the Investment Policies described below. Additionally, the Fund has Investment Policies that are not principal to the achievement of the Fund's investment objective as well as investment restrictions that are described in the Fund's Statement of Additional Information. There can be no assurance that the Investment Policies will ensure achievement of the Fund's investment objective.

Money Market Securities. Money market securities are high-quality, short-term securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security's maturity. Examples of money market securities include bank certificates of deposit, bankers' acceptances, bank time deposits, notes, commercial paper and US government securities.

Eligible Securities. Money market funds invest in securities which qualify as "eligible" securities under the SEC's rules applicable to money market mutual funds. At the time of acquisition, the Advisor has determined that these eligible securities present minimal credit risk. In general, eligible securities include securities that: (1) are rated in the highest category by at least two Nationally Recognized Statistical Rating Organizations (NRSRO); (2) are rated by one NRSRO in the highest category, if only one rating service has rated the security; or (3) if unrated, are of comparable quality, as determined by the Advisor in accordance with procedures established by the Board of Trustees.

Portfolio Maturity. A money market fund must limit its investments to securities with remaining maturities determined in accordance with applicable SEC regulations and must maintain a dollar-weighted average maturity of 90 days or less. A Fund will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if the Advisor finds it advantageous or necessary. Investing in short-term money market instruments will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect a Fund's price or yield.

Variable and Floating Rate Securities. The Fund may purchase variable and floating rate securities which are instruments issued or guaranteed by entities such as the: (1) US government, or an agency or instrumentality thereof, (2) corporations, (3) financial institutions, (4) insurance companies or (5) trusts. A variable rate security provides for the automatic establishment of a new interest rate on set

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dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The Fund may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.

Securities purchased by the Fund may include variable and floating rate instruments, which may have a stated maturity in excess of the Fund's maturity limitations but which will, except for certain US government obligations, permit the Fund to demand payment of the principal of the instrument at least once every 13 months upon not more than 30 days' notice. Variable and floating rate instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the Fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have an active trading market) that are acquired by the Fund are subject to the Fund's percentage limitations regarding securities that are illiquid or not readily marketable. The Advisor will continuously monitor the creditworthiness of issuers of variable and floating rate instruments in which the SSgA Funds invest, and their ability to repay principal and interest.

Variable and floating rate securities are subject to interest rate risk and credit/default risk.

Asset-Backed Securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as over collateralization, a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience loss or delay in receiving payment and a decrease in the value of the security.

•  Prepayment Risk—Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. A Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a Fund invests in asset-backed securities, the values of such Fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

•  Other Risk Associated with Asset-Backed Securities—Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Commercial Paper and Other Short-Term Obligations. Commercial paper (including variable amount master notes and Funding agreements) are short-term promissory notes issued by corporations, partnerships, trusts or other entities, to finance short-term credit needs. Short-term obligations used by a Fund include non-convertible debt securities (e.g., bonds and debentures) with not more than 397 days (13 months) remaining to maturity at the time of purchase. Short-term obligations issued by trusts may include, but are not limited to, mortgage-related or asset-backed debt instruments, including pass-through certificates such as participation

8

in, or Treasury bonds or notes backed by, pools of mortgages, or credit card, automobile or other types of receivables.

US Government Securities. US government securities are high-quality securities issued or guaranteed by the US Treasury or by an agency or instrumentality of the US government. US government securities may be backed by the full faith and credit of the US Treasury, the right to borrow from the US Treasury, or the agency or instrumentality issuing or guaranteeing the security.

Eurodollar Certificates of Deposit (ECDs), Eurodollar Time Deposits (ETDs) and Yankee Certificates of Deposit (YCDs). ECDs are US dollar-denominated certificates of deposit issued by a bank outside of the United States. ETDs are US dollar-denominated deposits in foreign branches of US banks and foreign banks. YCDs are US dollar-denominated certificates of deposit issued by US branches of foreign banks.

Section 4(2) Commercial Paper. The Fund may also invest in commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. As a result it suffers from a liquidity risk, the risk that the securities may be difficult to value because of the absence of an active market and may be disposed of only after considerable expense and delay. Section 4(2) paper will not be subject to the Fund's 10% limitation on illiquid securities set forth below where the Board of Trustees (pursuant to guidelines they have adopted) determines that a liquid trading market exists.

Repurchase Agreements. A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price. If the party that enters into a repurchase agreement with the Fund is unable to honor its obligations under the repurchase agreement, the Fund could lose money.

Interfund Lending. The SSgA Funds have been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). The non-money market portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating Fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

Cash Sweep Program. Pursuant to the terms and conditions of an SEC exemptive order and Internal Revenue Service private letter ruling, the SSgA Funds operate a Cash Sweep Program. In the Cash Sweep Program, uninvested cash balances of certain Funds are used to purchase shares of the Money Market or Prime Money Market Funds (the "Central Funds"). The SSgA Funds other than the Central Funds and the Yield Plus Fund are eligible to participate in the Cash Sweep Program (the "Participating Funds"). The Cash Sweep Program reduces the risk of counterparty default on repurchase agreements and the market risk associated with direct purchases of short-term obligations, while providing high current money market rates of return, ready liquidity and increased diversity of holdings. Shares of a Central Fund sold to and redeemed from a Participating Fund will not be subject to a sales load, distribution fee or service fee. If Central Fund shares sold to or redeemed from a Participating Fund are subject to any such distribution or service fee, the Advisor will waive its advisory fee for each Participating Fund in an amount that offsets the amount of such distribution and/or service fees incurred by the Participating Fund. The uninvested cash invested in a Central Fund may not exceed 25% of any Participating Fund's total assets. For purposes of this limitation, each Participating Fund will be treated as a separate investment company.

SHAREHOLDER INFORMATION

PURCHASE OF FUND SHARES

Distribution and Eligible Investors. Shares of the SSgA Funds are offered without a sales commission by State Street Global Markets, LLC (the "Distributor"), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity.

Minimum Initial and Subsequent Investments and Account Balance. The Fund requires a minimum initial investment of $1,000, with the exception of IRA accounts, for which the minimum initial investment is $250. Subsequent investments must be at least $100. Shareholder accounts held through financial intermediaries that maintain one or more accounts with the Funds (including fee-based wrap accounts, IRA accounts or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement. An investment in the Fund (other than IRA accounts) may be subject to redemption at the Fund's discretion if the account balance is less than $1,000 as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the

9

account balance to the $1,000 minimum. Failure to bring the account balance to $1,000 may result in the Transfer Agent closing the account at the net asset value (NAV) next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. If you are purchasing Fund assets through a pension or other participation plan, which may have different minimum investment and balance requirements, you should contact your plan administrator for further information on purchases.

Purchase Dates and Times. Fund shares may be purchased on any business day at the net asset value next determined after the receipt of the purchase order. A business day is one on which the New York Stock Exchange is open. The Federal Reserve is closed on certain holidays on which the New York Stock Exchange is open. These holidays are Columbus Day and Veteran's Day. On these holidays, you will not be able to purchase shares by wiring federal funds because federal funds wiring does not occur on these holidays. All purchases must be made in US dollars. Purchase orders in good form (described below) and payments for Fund shares by check must be received by the Transfer Agent prior to the close of the regular trading session of the New York Stock Exchange, which ordinarily is 4 p.m. Eastern time, to be effective on the date received. If an order or payment is received on a non-business day or after the close of the New York Stock Exchange, the order will be effective on the next business day.

Purchase orders in good form (described below) and payments received by the Transfer Agent prior to the close of the New York Stock Exchange earn the dividend on the date of purchase. All payments must be received by the Transfer Agent prior to the close of the Federal Reserve on the day the trade is placed. All purchases that are made by check, ACH or exchange will begin earning dividends the following business day after the purchase date (T+1). Purchases made through NSCC will begin earning dividends on the day after the trade is settled (T+2).

Notwithstanding the foregoing provisions, the Fund reserves the right to accept orders to purchase or redeem shares on any day that is not a business day and the Federal Reserve or National Securities Clearing Corporation remains open. Also, the Fund may designate special hours of operation on any such day. In the event that the Fund invokes the right to accept orders to purchase or redeem shares on any day that is not a business day or adopt special hours of operation, the Funds will post advance notice of these events at www.ssgafunds.com.

Order and Payment Procedures. There are several ways to invest in the SSgA Funds. The Funds require a purchase order in good form, which consists of a completed and signed application for each new account, unless the account is opened through a third party which has a signed agreement with the Distributor or the SSgA Funds and does not require a completed application to be submitted to the SSgA

Funds. For additional information, including the IRA package, additional applications or other forms, call the Customer Service Department at 1-800-647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.ssgafunds.com.

Customer Identification. We are required by law to obtain certain personal information from you which will be used by us to verify your identity. When you open an account, we will ask for your name, residential address, date of birth (for individuals), taxpayer or other government identification number and other information that will allow us to identify you. We may also request to review other identifying documents such as driver's license, passport or documents showing the existence of the business entity. If you do not provide the personal information requested on the account application, we may not be able to open your account. Failure to provide the personal information requested on the account application may also result in a delay in the date of your purchase or in the rejection of the application and the return of your investment monies. After your account has been opened, if we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable. The SSgA Funds reserve the right to reject any purchase order.

Large Transaction Notification. To allow the Advisor to manage the Fund most effectively, investors are strongly urged to initiate all trades (investments, exchanges or redemptions of shares) as early in the day as possible and to notify the Transfer Agent at least one day in advance of transactions in excess of $25 million. The SSgA Funds reserve the right to reject purchase orders in the absence of adequate notification of a purchase order in excess of $25 million.

Mail. For new accounts, please mail the completed application and check. Additional investments should also be made by check. You must include the Fund name and account number on your check, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds or State Street Bank. If using a servicing agent or broker-dealer, please verify with them the proper address or instructions required before writing and mailing your check. All purchase requests should be mailed to one of the following addresses:

Regular Mail:	Registered, Express or Certified Mail:
SSgA Funds P.O. Box 8317 Boston, MA 02266-8317	SSgA Funds 30 Dan Road Canton, MA 02021

All purchases made by check should be in US dollars from a US bank. Third party checks for initial purchases and checks drawn on credit card accounts for new and initial purchases will not be accepted.

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Federal Funds Wire. You may make initial or subsequent investments by wiring federal funds to State Street Bank by:

1.  Telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time, and stating: (a) your account registration number, address and social security or tax identification number; (b) the name of the Fund in which the investment is to be made and the account number; and (c) the exact amount being wired.

2.  Instructing the wiring bank to wire federal funds to:

  State Street Bank and Trust Company
2 Avenue DeLafayette, Boston, MA 02111
ABA #0110-0002-8
DDA #9904-631-0
SSgA (Name of Fund) Fund(s)
Account Number and Registration
Dollar Amount Per Account (if one wire is to cover more than one purchase)

If all wires, checks and transfers are not identified properly as instructed above, the Transfer Agent may delay, reject and/or incorrectly apply the settlement of your purchase. Any wires received at State Street Bank without a corresponding call into the Customer Service Department will be purchased as indicated on the wire at the next determined net asset value and will earn the dividend declared on the next business day, if applicable according to the Fund.

Automatic Investment Plan. Once the initial investment has been made, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit through Automatic Clearing House (ACH) by debiting your bank checking account. Please complete the appropriate section of the application and attach a voided personal check to correctly code your account with the bank instructions. Once this option has been established, you may call the Customer Service Department at 1-800-647-7327 prior to 4 p.m. Eastern time to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.

REDEMPTION OF FUND SHARES

Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request by following one of the methods described below. A business day is one on which the New York Stock Exchange is open. Redemption requests must be received prior to the close of the New York Stock Exchange (which ordinarily is 4 p.m. Eastern time) in order to be effective on the date received. Proceeds of redemption requests received before the close of the New York Stock Exchange ordinarily will be sent on the same business day, except as otherwise noted below.

No dividends will be paid on shares on the date of redemption. All checks and written requests will receive that day's dividend. On Federal Reserve holidays, redemption proceeds ordinarily will be sent the next business day. On days on which the Bond Market Association recommends an early or complete closure of the bond markets, redemption proceeds ordinarily will be sent the next business day. Unless otherwise specified, payments of redemption proceeds will be sent to your address of record. All written requests and redemption proceeds that are sent by check or ACH (versus wire) will receive that day's dividend.

Notwithstanding the foregoing provisions, the Fund reserves the right to accept orders to purchase or redeem shares on any day that is not a business day and the Federal Reserve or National Securities Clearing Corporation remains open. Also, the Fund may designate special hours of operation on any such day. In the event that the Fund invokes the right to accept orders to purchase or redeem shares on any day that is not a business day or adopt special hours of operation, the Funds will post advance notice of these events at www.ssgafunds.com.

If you purchased Fund shares by check or an automatic investment program (AIP) and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the Fund will generally postpone sending redemption proceeds until it can verify that the check or AIP investment has been collected, but in no event will this delay exceed 15 days. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check.

Checkwriting Service. If you have authorized the check writing feature on the application and have completed the signature card, you may redeem shares in your account by check, provided that the appropriate signatures are on the check. The minimum check amount is $500. There is a one-time service charge of $5 per Fund to establish this feature, and you may write an unlimited number of checks provided that the account minimum of $1,000 per Fund is maintained.

Telephone and Other Electronic Redemptions. Shareholders may normally redeem Fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The SSgA Funds and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the SSgA Funds, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing and bear a medallion guarantee. See "Redemption and Exchange Requests in Writing." The SSgA Funds, the Distributor or the Transfer Agent will be responsible for fraudulent or unauthorized instructions

11

received only if they act with willful misfeasance, bad faith or gross negligence.

During periods of significant or unusual economic or market activity, shareholders giving instructions by phone may encounter delays.

Redemption Proceeds by Wire. Upon request, redemption proceeds of $1,000 or more will be wire transferred to your account at a domestic commercial bank that is a member of the Federal Reserve System. You must indicate this option on your application or letter of instruction in good order. If bank instructions are not indicated on the account, a medallion guaranteed letter of instruction is required to add the bank information to send proceeds via wire. The SSgA Funds do not provide wire transfer service for redemption proceeds of less than $1,000. The shares will be redeemed from the account on the day the redemption instructions are received and the proceeds wire will normally be sent the same business day. Although the SSgA Funds do not charge a fee for this service, it reserves the right to charge a fee for the cost of wire-transferred redemptions, and your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature.

Redemption Proceeds by Check. Telephone redemption requests for proceeds less than $50,000 may be sent by check and to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price. All proceeds by check will normally be sent the following business day but may take up to seven business days. Requests for redemptions over $50,000 must be in writing and bear a medallion guarantee. Please follow instructions under "Redemption Requests in Writing."

Redemption and Exchange Requests in Writing. In certain circumstances, a shareholder will need to make a request to sell or exchange shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). In order for a redemption or exchange request to be received by the Transfer Agent in good form, the shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a medallion guarantee, which protects them against fraudulent orders. A written request for redemption or exchange with a medallion guarantee will be required if:

1.  Your address of record has changed within the past 60 days;

2.  You are redeeming more than $50,000 worth of shares;

3.  You are requesting that a payment be sent to an address other than the address of record; or

4.  You are requesting that a payment be made payable to persons other than the registered owner(s).

Medallion guarantees can usually be obtained from the following sources:

1.  A broker or securities dealer, registered with a domestic stock exchange;

2.  A federal savings, cooperative or other type of bank;

3.  A savings and loan or other thrift institution;

4.  A credit union; or

5.  A securities exchange or clearing agency.

Please check with the institution prior to signing to ensure that they are an acceptable medallion guarantor. A notary public cannot provide a medallion guarantee.

Seller	Requirements for Written Requests
Owner of individual, joint, sole proprietorship, UGMA/ UTMA (custodial accounts for minors) or general partner accounts	• Letter of instruction, signed by all persons authorized to sign for the account stating general titles/capacity, exactly as the account is registered; and
• Medallion guarantee, if applicable (see above).

Owners of corporate or association accounts	• Letter of instruction signed by authorized person(s), stating capacity as indicated by the corporate resolution;
• Corporate resolution, certified within the past 6 months; and
• Medallion guarantee, if applicable (see above).

Owners or trustees of trust accounts	• Letter of instruction, signed by all trustees;
• If the trustees are not named in the registration, please provide a copy of the trust document, proof of capacity or incumbency and court order certified within the past 60 days; and
• Medallion guarantee, if applicable (see above).

Joint tenancy shareholders whose co-tenants are deceased	• Letter of instruction signed by surviving tenant(s); • Certified copy of the death certificate; and • Medallion guarantee, if applicable (see above).

Please contact the Customer Service Department at 1-800-647-7327 for questions and further instructions.

Systematic Withdrawal Plan by Check. If your account balance is over $10,000, you may request periodic cash withdrawals automatically be paid to you or any person you

12

designate. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

Systematic Withdrawal Plan by ACH. You may make automatic withdrawals of $100 or more by completing the appropriate sections of the application. You must also attach a voided check to code your account with the correct wire instructions. This option allows you to designate future withdrawal dates and amounts as long as your account balance is over $10,000.

Please note that proceeds from ACH withdrawals will be transmitted to the investor's bank within two business days after the trade is placed or executed automatically.

Suspension of Shareholder Redemptions. The SSgA Funds reserve the right to suspend the right of shareholder redemption, or postpone the date of payment for more than seven days: (1) if emergency conditions should exist, as specified in the 1940 Act, or as determined by the SEC, as a result of which disposal of portfolio securities or determination of the net asset value of the Funds are not reasonably practicable; (2) for any period during which trading on the New York Stock Exchange is restricted as determined by the SEC or the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (3) for such other periods as the SEC may by order permit for the protection of shareholders of the Funds.

EXCHANGES

Telephone Exchange and Systematic Exchange. Subject to satisfying the minimum investment requirement, investors may have $100 or more of their Fund shares exchanged for shares of any other SSgA Fund on a business day. There is no charge for this service. To use this option, contact the Customer Service Department at 1-800-647-7327. For telephone exchanges, shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made over the phone if the registrations of the two accounts are identical. For systematic exchanges, you can choose the date, the frequency (monthly, quarterly or annually) and the amount. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the Fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss to the shareholder. Please contact your tax advisor. The SSgA Funds reserve the right to terminate or modify the exchange privilege in the future. Shares exchanged into the Fund will begin earning dividends the next business day after the trade is processed (generally trade date + 1).

DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS

The SSgA Funds have adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. The Plan allows a Fund to pay distribution and other fees for the sale and distribution of Fund shares and for services provided to shareholders. In addition, under the Plan, a Fund may pay shareholder servicing fees to Intermediaries, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Payments to the Distributor by the SSgA Funds for the sale and distribution of Fund shares are not permitted by the Plan to exceed .25% of the Fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The SSgA Funds are offered without imposition of a front-end sales load or contingent deferred sales load. Long-term shareholders of a Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

The Advisor or Distributor, or an affiliate of the Advisor or Distributor, out of its own resources, and without additional cost to the SSgA Funds and their shareholders, may directly or indirectly make additional cash payments, as described below, to Intermediaries who sell shares of the SSgA Funds. Such payments and compensation are in addition to the Rule 12b-1 fees paid by the SSgA Funds. These additional cash payments are generally made monthly to Intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the Intermediary. Cash compensation may also be paid to Intermediaries for inclusion of a Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Intermediary provides shareholder services to Fund shareholders. Additional cash payments to Intermediaries will vary. For more information regarding these arrangements, please read "Distribution and Shareholder Servicing" in the Statement of Additional Information.

From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor, may also pay non-cash compensation to the sales representatives of Intermediaries. Examples of such compensation include the following: (1) ordinary and usual gratuities, tickets and other business entertainment; and/or (2) sponsorship of regional or national events of Intermediaries. The cost of all or a portion of

13

such non-cash compensation may be borne indirectly by the SSgA Funds as expense reimbursement payments to the Distributor under the Plan.

Third Party Transactions. The SSgA Funds have authorized Intermediaries to accept purchase, redemption and exchange orders on the Fund's behalf. The Intermediary is responsible for the timely delivery of any order to the SSgA Funds. Therefore, orders received prior to the close of the New York Stock Exchange by an Intermediary that has been authorized to accept orders on the Fund's behalf (or other intermediaries designated by the Intermediary) will be deemed accepted by the Fund the same day and will be executed at that day's closing share price. Each Intermediary's agreement with the Fund permits the Intermediary to transmit orders received by the Intermediary (or its designee) prior to the close of regular trading on the New York Stock Exchange to the Fund after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the Intermediary (or its designee). The Funds are not responsible for the failure of an Intermediary to process a transaction for you in a timely manner. If you are purchasing, selling, exchanging or holding Fund shares through a program of services offered by an Intermediary, you may be required by the Intermediary to pay additional fees. You should contact the Intermediary for information concerning what additional fees, if any, may be charged.

PRICING OF FUND SHARES

The Fund determines the price per share once each business day as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4 p.m. Eastern time).

A business day is one on which the New York Stock Exchange is open for regular trading. The price per share of the Fund is computed by adding the value of all securities and other assets of the Fund, deducting accrued liabilities, dividing by the number of shares outstanding and rounding to the nearest cent. Pricing does not occur on non-business days.

A money market fund seeks to maintain a $1.00 per share net asset value and, accordingly, uses the amortized cost valuation method to value its portfolio instruments. The amortized cost valuation method initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

Share value for purchase, redemption or exchange will be based on the net asset value next calculated after your order is received in good form (i.e., when all required documents and your check or wired funds are received). See "Purchase of Fund Shares," "Redemption of Fund Shares," and "Exchanges" for more information.

DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare dividends on shares of the Funds from net investment income daily and have them payable as of the last business day of each month. Distributions will be made at least annually from net short-term and long-term capital gains, if any. In most instances, distributions will be declared and paid in mid-October with additional distributions declared and paid in December, if required, for the Funds to avoid imposition of a 4% federal excise tax on undistributed capital gains. The Funds do not expect any material long-term capital gains or losses.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver Fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant Fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant Fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the Fund shortly after a purchase of shares will reduce the per share net asset value of the Fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.

Distribution Option. You can choose from four different distribution options as indicated on the application:

•  Reinvestment Option—Dividends and capital gain distributions will be automatically reinvested in additional shares of the Fund. If you do not indicate a choice on the application, this option will be automatically assigned.

•  Income-Earned Option—Capital gain distributions will be automatically reinvested, but a check, direct deposit (ACH) or wire will be sent for each dividend distribution.

•  Cash Option—A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

•  Direct Dividends Option—Dividends and capital gain distributions will be automatically invested in another identically registered SSgA Fund.

If the cash option is selected and you chose a wire, the distribution will be sent to a pre-designated bank by the payable date. If you chose cash option and requested a check, the check will be mailed to you. Direct deposits through ACH are normally received by the investor's bank account two business days after payable date of the distribution and generally are not charged a fee by the bank. If cash option has

14

been selected and the account is closed anytime during the month, the dividends will automatically be wired the following business day after the redemption to the bank where the redemption wire was sent. If an account is closed during the month and dividends were to be reinvested, the proceeds will automatically be sent by check to the address of record.

For dividends declared daily and paid monthly, the proceeds will be wired (if that option is elected) to a pre-designated bank. You should verify with the receiving bank, as it may charge a fee to accept this wire. Direct deposits through the ACH are transmitted to the investor's bank account two days after the payable date of the distributions and generally are not charged a fee by a bank.

TAXES

The tax discussion in this Prospectus is only a summary of certain United States federal income tax issues generally affecting the SSgA Funds and their shareholders. The following assumes any Fund shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the SSgA Funds with your tax advisor.

For mutual funds generally, dividends from net investment income (other than qualified dividend income, as described below) and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Under current federal income tax law (in effect for taxable years beginning on or before December 31, 2010), distributions of earnings from qualifying dividends received by the SSgA Funds from domestic corporations and qualified foreign corporations will be taxable to non-corporate shareholders at the same rate as long-term capital gains, which is currently 15%, instead of at the ordinary income rate, provided certain requirements are satisfied.

Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the Fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Selling (including an exchange of) your Fund shares is a taxable event and may result in capital gain or loss. However, no capital gain or loss for a shareholder is anticipated because a money market fund seeks to maintain a stable $1.00 per share net asset value. With that exception, if you buy shares when a Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution, which will also reduce the per share net asset value of the Fund.

You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. You will also be advised of the percentage of the dividends from the Fund, if any, that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. If you purchase shares of the SSgA Funds through an Intermediary, that entity will provide this information to you.

Each Fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the Fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding. This is not an additional tax but can be credited against your tax liability. Shareholders that invest in a Fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investing through such an account.

Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the United States federal income tax and its withholding requirements applies to them.

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15

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The financial highlights were audited by Deloitte & Touche LLP, for fiscal years ended 2005, 2006 and 2007 (fiscal years ended 2003 and 2004 were audited by PricewaterhouseCoopers LLP), whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request by calling the Distributor at 1-800-647-7327 or on the Funds' website at www.ssgafunds.com.

	Fiscal Years Ended August 31,
	2007	2006		2005	2004	2003
NET ASSET VALUE, BEGINNING OF PERIOD	$1.0000	$1.0000		$1.0000	$1.0000	$1.0000
INCOME FROM OPERATIONS:
Net investment income	.0497	.0418		.0218	.0076	.0104
Net realized and unrealized gain (loss)	—	—	[b]	—	—	—
Total From Operations	.0497	.0418		.0218	.0076	.0104
DISTRIBUTIONS:
From net investment income	(.0497)	(.0418)		(.0218)	(.0076)	(.0104)
NET ASSET VALUE, END OF PERIOD	$1.0000	$1.0000		$1.0000	$1.0000	$1.0000
TOTAL RETURN (%)	5.08	4.26		2.20	.77	1.05
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000 omitted)	7,774,602	7,801,242		7,575,574	8,146,933	10,744,370
Ratios to average net assets (%):
Operating expenses, net	.40	.40		.40	.40	.40
Operating expenses, gross	.42	.43		.42	.40	.42
Net investment income	4.97	4.19		2.14	.76	1.04

b  Less than $.005 per share.

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SSgA FUNDS

SSgA Money Market Fund

SSgA US Government Money Market Fund

SSgA Tax Free Money Market Fund

SSgA Yield Plus Fund

SSgA Bond Market Fund

SSgA Intermediate Fund

SSgA High Yield Bond Fund

SSgA Disciplined Equity Fund

SSgA Small Cap Fund

SSgA Core Opportunities Fund

SSgA Tuckerman Active REIT Fund

SSgA Aggressive Equity Fund

SSgA IAM SHARES Fund

SSgA Concentrated Growth Opportunities Fund

SSgA Large Cap Value Fund

SSgA Enhanced Small Cap Fund

SSgA Directional Core Equity Fund

SSgA Core Edge Equity Fund

SSgA S&P 500 Index Fund

SSgA Emerging Markets Fund

SSgA International Stock Selection Fund

SSgA International Growth Opportunities Fund

SSgA Life Solutions Balanced Fund

SSgA Life Solutions Growth Fund

SSgA Life Solutions Income and Growth Fund

ADDITIONAL INFORMATION ABOUT THE SSgA FUNDS

For more information about the SSgA Funds, the following documents are available without charge:

Annual and Semi-Annual Reports. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In each Fund's annual report (other than money market funds), you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Funds including, but not limited to, information about the SSgA Funds' policies with respect to selective disclosure of each Fund's portfolio holdings.

The annual report and the SAI for each Fund are incorporated into this Prospectus by reference. You may obtain free copies of the annual report, semi-annual report or the SAI of the Funds, and may request other information or make other inquiries, by contacting the Distributor at:

State Street Global Markets LLC
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900
1-800-997-7327

The Funds' Prospectus, SAI and annual and semiannual reports to shareholders are available, free of charge, on the Funds' website at www.ssgafunds.com.

You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SSgA Funds' SEC File No. 811-05430

MMPROSP (12/07)

-Filed pursuant to Rule 485(b)
File Nos. 33-19229; 811-5430

SSgA FUNDS

State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900
1-800-997-7327
www.ssgafunds.com

SSgA PRIME MONEY MARKET FUND

As with all mutual funds, the Securities and Exchange Commission (the "SEC") has neither determined that the information in this Prospectus is accurate and complete, nor approved or disapproved of these securities. Any representation to the contrary is a criminal offense.

The Prime Money Market Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities.

PROSPECTUS DATED DECEMBER 18, 2007

2

INVESTMENT STRATEGIES
AND PRINCIPAL RISKS

Through this Prospectus, the SSgA Funds (also referred to throughout this Prospectus as "the Funds") offers shares in the SSgA Prime Money Market Fund (the "Fund").

The SSgA Funds are an open-end investment management company diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objective of the Fund may be changed only with the approval of a majority of the Fund's shareholders as defined in the 1940 Act. SSgA Funds Management, Inc. (the "Advisor") serves as the Funds' investment advisor.

INVESTMENT OBJECTIVE

The Prime Money Market Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities.

PRINCIPAL INVESTMENT STRATEGIES

The Fund attempts to meet its investment objective by investing in high quality money market instruments. Such instruments include: (1) US Treasury bills, notes and bonds; (2) obligations issued or guaranteed as to interest and principal by the US Government, its agencies, or instrumentalities and other such obligations that are neither insured nor guaranteed by the US Treasury, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank; (3) instruments of US and foreign banks, including certificates of deposit, banker's acceptances and time deposits; these instruments may include Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("YCDs"); (4) commercial paper of US and foreign companies; (5) asset-backed securities; (6) corporate obligations of US and foreign companies; (7) variable and floating rate notes; and (8) repurchase agreements.

Fund managers base their decisions on the relative attractiveness of different money market investments which can vary depending on the general level of interest rates as well as supply/demand imbalances in the market.

The Prime Money Market Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this Prospectus: Money market securities; eligible securities; portfolio maturity; variable and floating rate securities; asset-backed securities; commercial paper and other short-term obligations; Section 4(2) commercial paper; US government securities; repurchase agreements; and Eurodollar certificates of deposit, Eurodollar time deposits, and Yankee certificates of deposit.

The Prime Money Market Fund is subject to the following risks, as described under "Principal Risks:" Asset-backed securities, credit/default, dollar-denominated instruments of foreign banks and corporations, government securities, income, interest rate, liquidity, market, money market, and sector.

PRINCIPAL RISKS

The following is an alphabetized description of the principal risks associated with an investment in the Fund. For additional information concerning the instruments and investment techniques identified in these descriptions, see "Additional Information about the Fund's Investment Policies and Risks."

Asset-Backed Securities Risk. Asset-backed securities are obligations whose principal and interest payments are supported or collateralized by pools of other assets, such as automobile loans, credit card receivables and leases. Defaults on the underlying assets may impair the value of an asset-backed security. Furthermore, there may be legal and practical limitations on the enforceability of any security interest granted with respect to those underlying assets. Asset-backed securities are also subject to prepayment risk.

Credit/Default Risk. Credit/default risk is the risk that an issuer or guarantor of a fixed-income security held by a Fund may default on its obligation to pay interest and repay principal. There is also a risk that one or more of the securities will be downgraded in credit rating generally, lower rated issuers have higher credit risks. Credit/default risk includes the risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations. Credit risk, which has the potential to hurt the Fund's performance, is generally inversely related to credit quality.

Dollar-Denominated Instruments Risk. Dollar-denominated instruments are an alternative to directly investing in foreign securities. While such instruments may be measured in US dollars, this does not eliminate the risk inherent in investing in the securities of foreign issuers. Dollar-denominated instruments issued by entities located in foreign countries could lose value as a result of political, financial and economic events in foreign countries. Issuers of these instruments are not necessarily subject to the same regulatory requirements that apply to US banks and corporations, although the information available for dollar-denominated instruments may be subject to the accounting, auditing and financial reporting standards of the US domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject. Furthermore, by investing in dollar-denominated instruments rather than directly in a foreign issuer's stock, the Fund can avoid currency risks during the settlement period for either purchases or sales.

Government Securities Risk. Unlike securities issued by the US Treasury, securities issued by US government agencies and instrumentalities such as Fannie Mae, Freddie Mac and Federal Home Loan Bank are neither insured nor guaranteed by the US Treasury and are subject to the risk that the US government will not provide financial support to such

3

agencies or instrumentalities if it is not obligated to do so by law. Investments in US government securities may return less than investments in non-government fixed income securities.

Income Risk. Income risk is the risk that falling interest rates will cause a Fund's income over time to decline.

Interest Rate Risk. During periods of rising interest rates, a Fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Fund's yield (and the value of its securities) will tend to be higher than prevailing market rates. The longer the duration of the security, the more sensitive the security is to this risk. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration, but would reduce its value by approximately fifteen dollars if it had a 15-year duration.

Liquidity Risk. Liquidity risk arises from the difficulty of selling an asset in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to the Fund.

Market Risk. The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Money Market Risk. Investment in a money market fund involves the risk that a Fund will not be able to maintain a $1.00 price per share at all times. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund. An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Money market funds are used as short-term investment vehicles. This entails frequent purchases and sales, which will increase the Fund's overall transactions costs.

Sector Risk. A Fund that concentrates its investment in specific industry sectors is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by a Fund may lack sufficient market liquidity to enable a Fund to sell the securities at an advantageous time or without a substantial drop in price.

4

RISK AND RETURN

The following bar chart illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year over the life of the Fund. A Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

Best Quarter — September 30, 2000: 1.65%

Worst Quarter — June 30, 2004: 0.23%

Year-to-Date — September 30, 2007: 3.93%

The following table further illustrates the risks of investing in the Fund by showing how the Fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market comparison (returns shown reflect no deductions for fees, taxes or expenses).

Average Annual Total Returns
For the Periods Ended December 31, 2006:

	1 Year	5 Years	10 Years*
Prime Money Market Fund	4.97%	2.41%	3.87%
Citigroup 3-Month Treasury Bill	4.76%	2.35%	3.67%

*The returns would have been lower without the contractual management fee waiver and expense reimbursement.

7-Day Yields
For the Period Ended December 31, 2006:

	Current	Effective
Prime Money Market Fund	5.19%	5.33%

Current yield information for the Fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

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PORTFOLIO HOLDINGS

A description of the SSgA Funds' policies with respect to the disclosure of its portfolio securities ("Disclosure Policies") is available in the Statement of Additional Information. The Disclosure Policies govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the SSgA Funds. Disclosure of each Fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter or subsequent to periodic portfolio holdings disclosure in the Funds' filings with the SEC on their website at www.ssgafunds.com.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends or Other Distributions	None
Redemption Fee	None
Exchange Fee	None
Maximum Account Fee	None
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fee	.15%
Distribution and Shareholder Service (12b-1) Fees[1]	.05%
Other Expenses	.04%
Gross Expenses	.24%
Less Contractual Management Fee Waivers and Reimbursements[2]	(.05)%
Total Annual Expenses After Waivers and Reimbursements	.19%

  1  The stated fee includes .02% for 12b-1 Distribution and .03% for 12b-1 Shareholder Servicing Fees.

  2  The Advisor has contractually agreed to waive .05% of its .15% Management Fee until December 31, 2010. Also, the Advisor has contractually agreed to waive up to the full amount of the Fund's Management Fee and to reimburse the Fund for all expenses to the extent that total expenses (exclusive of non-recurring account fees and extraordinary expenses) exceed .20% of average daily net assets on an annual basis until December 31, 2008. The annual Management Fee after waiver and reimbursement is .05%.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$19	$61	$119	$290

Investors purchasing Fund shares through a financial intermediary, such as a bank, broker-dealer, financial advisor or other financial institution (referred to individually as an "Intermediary" or collectively as "Intermediaries") may also be required to pay additional fees for services provided by the Intermediary. Such investors should contact the Intermediary for information concerning what additional fees, if any, will be charged.

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MANAGEMENT OF THE FUND

Investment Advisor. SSgA Funds Management, Inc. (the "Advisor"), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the investment advisor for the SSgA Funds and directs the Funds' investments in accordance with each Fund's investment objective, policies and restrictions.

The Advisor is registered with the SEC as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of November 30, 2007, the Advisor had over $145 billion in assets under management. The Advisor, State Street Bank and Trust Company (State Street) and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. With over $2 trillion under management as of November 30, 2007, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.

The Advisor is responsible for making investment decisions for the SSgA Funds and managing each Fund's affairs and business, subject to the supervision of the Board of Trustees. The Advisor provides investment advisory services to a number of other investors and investment companies, as well as the SSgA Funds. The Board of Trustees of the SSgA Funds considers the renewal of the investment advisory agreement annually. A discussion of the basis for the Board's consideration and approval of the investment advisory agreement is contained in the Funds' annual reports, which are available upon request by calling the Distributor at 1-800-647-7327 or on the Funds' website at www.ssgafunds.com.

For these services, the Fund pays the Advisor an annual management fee, calculated daily and paid monthly, of 0.05%, after fee waiver and reimbursement, of the average daily net asset value of the Fund.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES
AND RISKS

The investment objective of the Fund is fundamental and may not be changed without shareholder approval. This section contains a detailed description of particular types of instruments or particular investment strategies (Investment Policies) that are considered principal to the achievement of the Fund's investment objective, as identified in "Principal Investment Strategies" above. The Investment Policies described below reflect the Fund's current practices. Risk information related to the Investment Policies described below is contained in the Principal Risks section. Additional risk information applicable to the Investment Policy may also be described below. Please read the Principal Risks section carefully. Investors are also encouraged to read the Statement of Additional Information (see back cover of this Prospectus for information on how to obtain the Statement of Additional Information). The Statement of Additional Information may also contain additional details on the Investment Policies described below. Additionally, the Fund has Investment Policies that are not principal to the achievement of the Fund's investment objective as well as investment restrictions that are described in the Fund's Statement of Additional Information. There can be no assurance that the Investment Policies will ensure achievement of the Fund's investment objective.

Money Market Securities. Money market securities are high-quality, short-term securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security's maturity. Examples of money market securities include bank certificates of deposit, bankers' acceptances, bank time deposits, notes, commercial paper and US government securities.

Quality of Securities. The Fund will limit its portfolio investments to those United States dollar-denominated instruments which at the time of acquisition the Advisor determines present minimal credit risk and which qualify as "eligible" securities under the Securities and Exchange Commission rules applicable to money market mutual funds. In general, eligible securities include securities that: (1) are rated in the highest category by at least two nationally recognized statistical rating organizations ("NRSRO"); (2) by one NRSRO, if only one rating service has rated the security; or (3) if unrated, are of comparable quality, as determined by the Fund's Advisor in accordance with procedures established by the Board of Trustees.

Eligible Securities. Money market funds invest in securities which qualify as "eligible" securities under the SEC's rules applicable to money market mutual funds. At the time of acquisition, the Advisor has determined that these eligible securities present minimal credit risk. In general, eligible securities include securities that: (1) are rated in the highest category by at least two Nationally Recognized Statistical Rating Organizations (NRSRO); (2) are rated by one NRSRO in the highest category, if only one rating service has rated the security; or (3) if unrated, are of comparable quality, as determined by the Advisor in accordance with procedures established by the Board of Trustees.

Portfolio Maturity. A money market fund must limit its investments to securities with remaining maturities determined in accordance with applicable SEC regulations and must maintain a dollar-weighted average maturity of 90 days

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or less. A Fund will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if the Advisor finds it advantageous or necessary. Investing in short-term money market instruments will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect a Fund's price or yield.

Variable and Floating Rate Securities. The Fund may purchase variable and floating rate securities which are instruments issued or guaranteed by entities such as the: (1) US government, or an agency or instrumentality thereof, (2) corporations, (3) financial institutions, (4) insurance companies or (5) trusts. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The Fund may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.

Securities purchased by the Fund may include variable and floating rate instruments, which may have a stated maturity in excess of the Fund's maturity limitations but which will, except for certain US government obligations, permit the Fund to demand payment of the principal of the instrument at least once every 13 months upon not more than 30 days' notice. Variable and floating rate instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the Fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have an active trading market) that are acquired by the Fund are subject to the Fund's percentage limitations regarding securities that are illiquid or not readily marketable. The Advisor will continuously monitor the creditworthiness of issuers of variable and floating rate instruments in which the SSgA Funds invest, and their ability to repay principal and interest.

Variable and floating rate securities are subject to interest rate risk and credit/default risk.

Asset-Backed Securities. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value.

The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a Fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Use of asset-backed securities will represent less than 5% of the Fund's total assets by issuer.

Commercial Paper and Other Short-Term Obligations. Commercial paper (including variable amount master notes and Funding agreements) are short-term promissory notes issued by corporations, partnerships, trusts or other entities, to finance short-term credit needs. Short-term obligations used by a Fund include non-convertible debt securities (e.g., bonds and debentures) with not more than 397 days (13 months) remaining to maturity at the time of purchase. Short-term obligations issued by trusts may include, but are not limited to, mortgage-related or asset-backed debt instruments, including pass-through certificates such as participation in, or Treasury bonds or notes backed by, pools of mortgages, or credit card, automobile or other types of receivables.

Section 4(2) Commercial Paper. The Fund may also invest in commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. As a result it suffers from a liquidity risk, the risk that the securities may be difficult to value because of the absence of an active market and may be

8

disposed of only after considerable expense and delay. Section 4(2) paper will not be subject to the Fund's 10% limitation on illiquid securities set forth below where the Board of Trustees (pursuant to guidelines they have adopted) determines that a liquid trading market exists.

US Government Securities. US government securities are high-quality securities issued or guaranteed by the US Treasury or by an agency or instrumentality of the US government. US government securities may be backed by the full faith and credit of the US Treasury, the right to borrow from the US Treasury, or the agency or instrumentality issuing or guaranteeing the security.

Eurodollar Certificates of Deposit (ECDs), Eurodollar Time Deposits (ETDs) and Yankee Certificates of Deposit (YCDs). ECDs are US dollar-denominated certificates of deposit issued by a bank outside of the United States. ETDs are US dollar-denominated deposits in foreign branches of US banks and foreign banks. YCDs are US dollar-denominated certificates of deposit issued by US branches of foreign banks.

Repurchase Agreements. A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price. If the party that enters into a repurchase agreement with the Fund is unable to honor its obligations under the repurchase agreement, the Fund could lose money.

Cash Sweep Program. Pursuant to the terms and conditions of an SEC exemptive order and Internal Revenue Service private letter ruling, the SSgA Funds operate a Cash Sweep Program. In the Cash Sweep Program, uninvested cash balances of certain Funds are used to purchase shares of the Money Market or Prime Money Market Funds (the "Central Funds"). The SSgA Funds other than the Central Funds and the Yield Plus Fund are eligible to participate in the Cash Sweep Program (the "Participating Funds"). The Cash Sweep Program reduces the risk of counterparty default on repurchase agreements and the market risk associated with direct purchases of short-term obligations, while providing high current money market rates of return, ready liquidity and increased diversity of holdings. Shares of a Central Fund sold to and redeemed from a Participating Fund will not be subject to a sales load, distribution fee or service fee. If Central Fund shares sold to or redeemed from a Participating Fund are subject to any such distribution or service fee, the Advisor will waive its advisory fee for each Participating Fund in an amount that offsets the amount of such distribution and/or service fees incurred by the Participating Fund. The uninvested cash invested in a Central Fund may not exceed 25% of any Participating Fund's total assets. For purposes of this limitation, each Participating Fund will be treated as a separate investment company.

SHAREHOLDER INFORMATION

PURCHASE OF FUND SHARES

Distribution and Eligible Investors. Shares of the Fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor). Provided that the minimum purchase requirements are met, shares of the Fund may be purchased directly by individuals or by institutions which invest for their own account or in a fiduciary or agency capacity, or through third party financial institutions which are permitted by contract with the SSgA Funds or the Distributor to offer shares (a "Financial Intermediary"). Financial Intermediaries are advisors, securities brokers, banks and financial institutions or other industry professionals or organizations that have entered into a shareholder servicing agreement with the Distributor with respect to investment of its accounts in the Fund. Information on Financial Intermediaries offering the Fund is available through the Distributor.

Minimum Initial Investment. The Fund requires a minimum initial investment of $10 million. The Fund may, in its discretion, allow investors up to six (6) months from the date of initial investment to meet the minimum investment amount. The Fund or the Distributor reserves the right, each in its discretion, to close any account where the balance in any account has fallen below $2 million. In such cases, the Transfer Agent will give shareholders 60 days' notice that the account will be closed unless investment is made to increase the balance of an account to the required minimum. Investment in other SSgA Funds may be counted toward the minimum investment and minimum balance amounts. Holdings of related customer accounts may be aggregated for purposes of determining the minimum investment amount. "Related customer accounts" shall include, but not be limited to, accounts held by the same investment or retirement plan, financial institution, broker, dealer or Intermediary. The Fund reserves the right to increase or decrease the minimum amount required to open or maintain an account.

Purchase Dates and Times. Fund shares may be purchased on any business day at the net asset value next determined after the receipt of the purchase order. A business day is one on which the New York Stock Exchange is open. The Federal Reserve is closed on certain holidays on which the New York Stock Exchange is open. These holidays are Columbus Day and Veteran's Day. On these holidays, you will not be able to purchase shares by wiring federal funds because federal funds wiring does not occur on these holidays. All purchases must be made in US dollars. Payments for Fund shares must be received by the Transfer Agent, and the accompanying payment must be in federal funds (or converted to federal funds by the Transfer Agent) by 4 p.m. Eastern time (the Pricing Time) before the purchase order can be accepted. If an order or payment is received on a non-business day or after the Pricing Time, the order will be effective on the next business day.

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Purchase orders in good form (described below) and payments which are accepted prior to the Pricing Time will receive that day's net asset value and will earn the dividend declared on the date of purchase. All purchases that are made by check or exchange will begin earning dividends the following business day after the purchase date (trade date + 1). Trades placed through National Securities Clearing Corporation ("NSCC") will not earn interest until the day after the trade settles (generally trade date + 2, but in some cases could be trade date + 4).

Notwithstanding the foregoing provisions, the Fund reserves the right to accept orders to purchase or redeem shares on any day that is not a business day and the Federal Reserve or NSCC remains open. Also, the Fund may designate special hours of operation on any such day. In the event that the Fund invokes the right to accept orders to purchase or redeem shares on any day that is not a business day or adopt special hours of operation, the Funds will post advance notice of these events at www.ssgafunds.com.

Order and Payment Procedures. There are several ways to invest in the Fund. The SSgA Funds requires a purchase order in good form, which consists of a completed and signed SSgA Funds' Institutional Account Application for each new account, regardless of the investment method. For additional information, additional applications or other forms, call the Customer Service Department at 1-800-647-7327, or write: SSgA Funds, SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.ssgafunds.com.

Customer Identification. We are required by law to obtain certain personal information from you which will be used by us to verify your identity. When you open an account, we will ask for your name, address, date of birth (for individuals), taxpayer or other government identification number and other information that will allow us to identify you. We may also request to review other identifying documents such as driver's license, passport or documents showing the existence of the business entity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable. The SSgA Funds reserve the right to reject any purchase order.

Large Transaction Notification. To allow the Advisor to manage the Fund most effectively, investors are strongly urged to initiate all trades (investments, exchanges or redemptions of shares) as early in the day as possible and to notify the Transfer Agent at least one day in advance of transactions in excess of $25 million. The SSgA Funds reserve the right to reject purchase orders in the absence of adequate notification of a purchase order in excess of $25 million.

Federal Funds Wire. In order to assure timely processing of purchase orders, the SSgA Funds strongly recommend that you make initial or subsequent investments by wiring federal funds to the Transfer Agent by:

1.  Completing the SSgA Funds' Institutional Account Application and fax it to (617) 664-6011. Please confirm that the fax was received by calling 1-800-997-7327.

2.  Telephoning State Street Bank and Trust Company at 1-800-647-7327 and providing: (1) the investor's account registration number, address and social security or tax identification number; (2) the name of the Fund; (3) the amount being wired; (4) the name of the wiring bank; and (5) the name and telephone number of the person at the wiring bank to be contacted in connection with the order.

3.  Instructing the wiring bank to wire federal funds to:

  State Street Bank and Trust Company
2 Avenue DeLafayette
Boston, MA 02111
ABA #0110-0002-8
DDA# 9904-631-0
SSgA Prime Money Market Fund
Account Number and Registration

Orders transmitted via this purchase method will be credited when federal funds are received by State Street. You will not be permitted to redeem shares from the account until an original completed application has been received. Please send completed applications to: State Street Bank, attention SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. Please reference the account number on the application.

Mail. To purchase shares by mail, send a check or other negotiable bank draft payable to: State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: SSgA Prime Money Market Fund. Third party checks for initial purchases and checks drawn on credit card accounts for new and initial purchases will not be accepted. Certified checks are not necessary; however, all checks should be drawn in United States dollars on a United States bank. Initial investments should be accompanied by a completed application, and subsequent investments are to be accompanied by the investor's account number.

REDEMPTION OF FUND SHARES

Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request by following one of the methods described below. A business day is one on which the New York Stock Exchange is open. Proceeds of redemption requests received before 4 p.m. Eastern time ordinarily will be sent on the same business day, except as otherwise noted below.

Redemption requests must be received prior to 4 p.m. Eastern time in order to be effective on the date received. No dividends will be paid on shares on the date of redemption. On Federal Reserve holidays, redemption proceeds ordinarily will be sent the next business day. On days on which the

10

Bond Market Association recommends an early or complete closure of the bond markets, redemption proceeds ordinarily will be sent the next business day. Unless otherwise directed, payments will be sent to your address of record. All written requests and redemption proceeds that are sent by check (versus wire) will receive that day's dividend.

Notwithstanding the foregoing provisions, the Fund reserves the right to accept orders to purchase or redeem shares on any day that is not a business day and the Federal Reserve or National Securities Clearing Corporation remains open. Also, the Fund may designate special hours of operation on any such day. In the event that the Fund invokes the right to accept orders to purchase or redeem shares on any day that is not a business day or adopt special hours of operation, the Funds will post advance notice of these events at www.ssgafunds.com.

If you purchased Fund shares by check or an automatic investment program (AIP) and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the Fund will generally postpone sending redemption proceeds until it can verify that the check or AIP investment has been collected, but in no event will this delay exceed 15 days. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check.

Telephone and Other Electronic Redemptions. Shareholders may normally redeem Fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The SSgA Funds and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the SSgA Funds, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing and bear a medallion guarantee. See "Redemption and Exchange Requests in Writing." The SSgA Funds, the Distributor or the Transfer Agent will be responsible for fraudulent or unauthorized instructions received only if they act with willful misfeasance, bad faith or gross negligence.

During periods of significant or unusual economic or market activity, shareholders giving instructions by phone may encounter delays.

Redemption Proceeds by Wire. Upon request, redemption proceeds of $1,000 or more will be wire transferred to your account at a domestic commercial bank that is a member of the Federal Reserve System. You must indicate this option on your application or letter of instruction in good order. If bank instructions are not indicated on the account, a medallion guaranteed letter of instruction is required to add the bank information to send proceeds via wire. The SSgA Funds do not provide wire transfer service for redemption proceeds of less than $1,000. The shares will be redeemed from the account on the day the redemption instructions are received and the proceeds wire will normally be sent the same business day. Although the SSgA Funds do not charge a fee for this service, it reserves the right to charge a fee for the cost of wire-transferred redemptions, and your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature.

Redemption Requests in Writing. In certain circumstances, you will need to make a request to sell shares in writing (please use the address for purchases by mail under "Purchase of Fund Shares"). The redemption will be processed based on the net asset value next determined after receipt by State Street of all required documentation in good order. Good order means that the request must include the following:

1.  A clear letter of instruction or a stock assignment stating the Fund and account number that the redemption is to be processed from, the dollar amount to be redeemed and where the proceeds are to be sent. The letter must be signed by all owners of the shares in the exact names in which they appear on the account, together with a guarantee of the signature of each owner by a bank, trust company or member of a recognized stock exchange; and

2.  Such other supporting legal documents, if required by applicable law or the Transfer Agent, in the case of estates, trusts, guardianships, custodianships, corporations and pension and profit-sharing plans.

The Prime Money Market Fund reserves the right to redeem the shares in any account with a balance of less than $5 million as a result of shareholder redemptions. Before shares are redeemed to close an account, you will be notified in writing and allowed 60 days to purchase additional shares to meet the minimum account balance.

Suspension of Shareholder Redemptions. The SSgA Funds reserve the right to suspend the right of shareholder redemption, or postpone the date of payment for more than seven days: (1) if emergency conditions should exist, as specified in the 1940 Act, or as determined by the SEC, as a result of which disposal of portfolio securities or determination of the net asset value of the Funds are not reasonably practicable; (2) for any period during which trading on the New York Stock Exchange is restricted as determined by the SEC or the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (3) for such other periods as the SEC may by order permit for the protection of shareholders of the Funds.

EXCHANGES

Exchange Privilege. Subject to the Fund's minimum investment requirement, investors may exchange their Fund shares without charge for shares of any other SSgA Fund. Shares are

11

exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made: (1) by telephone if the registrations of the two accounts are identical; or (2) in writing addressed to State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: SSgA Prime Money Market Fund. If shares of the Fund were purchased by check, the shares must have been present in an account for 15 days before an exchange is made. The exchange privilege will only be available in states where the exchange may legally be made, and may be modified or terminated by the SSgA Funds upon 60 days' notice to shareholders. Dividends on shares exchanged into the SSgA Prime Money Market Fund will begin the next business day after the exchange has been processed (generally T+1).

DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS

The SSgA Funds have adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. The Plan allows a Fund to pay distribution and other fees for the sale and distribution of Fund shares and for services provided to shareholders. In addition, under the Plan, a Fund may pay shareholder servicing fees to Intermediaries, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Payments to the Distributor by the SSgA Funds for the sale and distribution of Fund shares are not permitted by the Plan to exceed .25% of the Fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The SSgA Funds are offered without imposition of a front-end sales load or contingent deferred sales load. Long-term shareholders of a Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

The Advisor or Distributor, or an affiliate of the Advisor or Distributor, out of its own resources, and without additional cost to the SSgA Funds and their shareholders, may directly or indirectly make additional cash payments, as described below, to Intermediaries who sell shares of the SSgA Funds. Such payments and compensation are in addition to the Rule 12b-1 fees paid by the SSgA Funds. These additional cash payments are generally made monthly to Intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the Intermediary. Cash compensation may also be paid to Intermediaries for inclusion of a Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Intermediary provides shareholder services to Fund shareholders. Additional cash payments to Intermediaries will vary. For more information regarding these arrangements, please read "Distribution and Shareholder Servicing" in the Statement of Additional Information.

From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor, may also pay non-cash compensation to the sales representatives of Intermediaries. Examples of such compensation include the following: (1) ordinary and usual gratuities, tickets and other business entertainment; and/or (2) sponsorship of regional or national events of Intermediaries. The cost of all or a portion of such non-cash compensation may be borne indirectly by the SSgA Funds as expense reimbursement payments to the Distributor under the Plan.

Third Party Transactions. The SSgA Funds have authorized Intermediaries to accept purchase, redemption and exchange orders on the Fund's behalf. The Intermediary is responsible for the timely delivery of any order to the SSgA Funds. Therefore, orders received prior to the close of the New York Stock Exchange by an Intermediary that has been authorized to accept orders on the Fund's behalf (or other intermediaries designated by the Intermediary) will be deemed accepted by the Fund the same day and will be executed at that day's closing share price. Each Intermediary's agreement with the Fund permits the Intermediary to transmit orders received by the Intermediary (or its designee) prior to the close of regular trading on the New York Stock Exchange to the Fund after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the Intermediary (or its designee). The Funds are not responsible for the failure of an Intermediary to process a transaction for you in a timely manner. If you are purchasing, selling, exchanging or holding Fund shares through a program of services offered by an Intermediary, you may be required by the Intermediary to pay additional fees. You should contact the Intermediary for information concerning what additional fees, if any, may be charged.

PRICING OF FUND SHARES

The Fund determines the price per share once each business day at 4 p.m. Eastern time.

A business day is one on which the New York Stock Exchange is open for regular trading. The price per share of the Fund is computed by adding the value of all securities and other assets of the Fund, deducting accrued liabilities,

12

dividing by the number of shares outstanding and rounding to the nearest cent. Pricing does not occur on non-business days.

A money market fund seeks to maintain a $1.00 per share net asset value and, accordingly, uses the amortized cost valuation method to value its portfolio instruments. The amortized cost valuation method initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare dividends on shares of the Funds from net investment income daily and have them payable as of the last business day of each month. Distributions will be made at least annually from net short-term and long-term capital gains, if any. In most instances, distributions will be declared and paid in mid-October with additional distributions declared and paid in December, if required, for the Funds to avoid imposition of a 4% federal excise tax on undistributed capital gains. The Funds do not expect any material long-term capital gains or losses.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver Fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant Fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant Fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the Fund shortly after a purchase of shares will reduce the per share net asset value of the Fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.

Distribution Option. You can choose from four different distribution options as indicated on the application:

•  Reinvestment Option—Dividends and capital gain distributions will be automatically reinvested in additional shares of the Fund. If you do not indicate a choice on the application, this option will be automatically assigned.

•  Income-Earned Option—Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

•  Cash Option—A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

•  Direct Dividends Option—Dividends and capital gain distributions will be automatically invested in another identically registered SSgA Fund.

If the cash option is selected and you chose a wire or direct deposit (ACH), the distribution will be sent to a pre-designated bank by the payable date. If you chose cash option and requested a check, the check will be mailed to you. If cash option has been selected and the account is closed anytime during the month, the dividends will automatically be wired the following business day after the redemption to the bank where the redemption wire was sent. If an account is closed during the month and dividends were to be reinvested, the proceeds will automatically be sent by check to the address of record.

For dividends declared daily and paid monthly, the proceeds will be wired (if that option is elected) to a pre-designated bank. You should verify with the receiving bank, as it may charge a fee to accept this wire. Direct deposits through the ACH are transmitted to the investor's bank account two days after the payable date of the distributions and generally are not charged a fee by a bank.

TAXES

The tax discussion in this Prospectus is only a summary of certain United States federal income tax issues generally affecting the SSgA Funds and their shareholders. The following assumes any Fund shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the SSgA Funds with your tax advisor.

For mutual funds generally, dividends from net investment income (other than qualified dividend income, as described below) and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Under current federal income tax law (in effect for taxable years beginning on or before December 31, 2010), distributions of earnings from qualifying dividends received by the SSgA Funds from domestic corporations and qualified foreign corporations will be taxable to non-corporate shareholders at the same rate as long-term capital gains, which is currently 15%, instead of at the ordinary income rate, provided certain requirements are satisfied.

Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes. Dividends and distributions may also be subject to state or

13

local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the Fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Selling (including an exchange of) your Fund shares is a taxable event and may result in capital gain or loss. However, no capital gain or loss for a shareholder is anticipated because a money market fund seeks to maintain a stable $1.00 per share net asset value. With that exception, if you buy shares when a Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution, which will also reduce the per share net asset value of the Fund.

You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. You will also be advised of the percentage of the dividends from the Fund, if any, that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. If you purchase shares of the SSgA Funds through an Intermediary, that entity will provide this information to you.

Each Fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the Fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding. This is not an additional tax but can be credited against your tax liability. Shareholders that invest in a Fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investing through such an account.

Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the United States federal income tax and its withholding requirements applies to them.

14

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The financial highlights were audited by Deloitte & Touche LLP, for fiscal years ended 2005, 2006 and 2007 (fiscal years ended 2003 and 2004 were audited by PricewaterhouseCoopers LLP), whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request by calling the Distributor at 1-800-647-7327 or on the Funds' website at www.ssgafunds.com.

	Fiscal Years Ended August 31,
	2007		2006	2005	2004	2003
NET ASSET VALUE, BEGINNING OF PERIOD	$1.0000		$1.0000	$1.0000	$1.0000	$1.0000
INCOME FROM OPERATIONS:
Net investment income	.0517		.0438	.0239	.0095	.0124
Net realized and unrealized gain (loss)	—	[b]	— [b]	—	—	—
Total From Operations	.0517		.0438	.0239	.0095	.0124
DISTRIBUTIONS:
From net investment income	(.0517)		(.0438)	(.0239)	(.0095)	(.0124)
From net realized gain	—	[b]	—	—	—	—
Total Distributions	(.0517)		(.0438)	(.0239)	(.0095)	(.0124)
NET ASSET VALUE, END OF PERIOD	$1.0000		$1.0000	$1.0000	$1.0000	$1.0000
TOTAL RETURN (%)	5.29		4.47	2.41	.97	1.25
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000 omitted)	14,476,438		10,996,109	11,550,394	12,390,113	11,089,939
Ratios to average net assets (%):
Operating expenses, net	.20		.20	.20	.20	.20
Operating expenses, gross	.26		.27	.27	.27	.27
Net investment income	5.17		4.39	2.31	.96	1.21

b  Less than $.005 per share.

15

ADDITIONAL INFORMATION ABOUT THE SSgA FUNDS

For more information about the SSgA Funds, the following documents are available without charge:

Annual and Semi-Annual Reports. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In each Fund's annual report (other than money market funds), you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Funds including, but not limited to, information about the SSgA Funds' policies with respect to selective disclosure of each Fund's portfolio holdings.

The annual report and the SAI for each Fund are incorporated into this Prospectus by reference. You may obtain free copies of the annual report, semi-annual report or the SAI of the Funds, and may request other information or make other inquiries, by contacting the Distributor at:

State Street Global Markets LLC
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900
1-800-997-7327

The Funds' Prospectus, SAI and annual and semiannual reports to shareholders are available, free of charge, on the Funds' website at www.ssgafunds.com.

You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SSgA Funds' SEC File No. 811-05430

PMMPROSP (12/07)

Filed pursuant to Rule 485(b)
File Nos. 33-19229; 811-5430

SSgA FUNDS

State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900
1-800-997-7327
www.ssgafunds.com

SSgA S&P 500 INDEX FUND

As with all mutual funds, the Securities and Exchange Commission (the "SEC") has neither determined that the information in this Prospectus is accurate and complete, nor approved or disapproved of these securities. Any representation to the contrary is a criminal offense.

The SSgA S&P 500 Index Fund seeks to replicate the total return of the S&P 500® Index.

"Standard & Poor's®," "S&P®," "S&P 500®," Standard & Poor's 500" and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by the SSgA S&P 500 Index Fund through the State Street Equity 500 Index Portfolio (the S&P Master Fund). The Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in this Fund.

PROSPECTUS DATED DECEMBER 18, 2007

2

INVESTMENT STRATEGIES
AND PRINCIPAL RISKS

Through this Prospectus, the SSgA Funds (also referred to throughout this Prospectus as "the Funds") offers shares in the SSgA S&P 500 Index Fund (the "Fund").

The SSgA Funds are an open-end investment management company diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objective of the Fund may be changed only with the approval of a majority of the Fund's shareholders as defined in the 1940 Act. SSgA Funds Management, Inc. (the "Advisor") serves as the Funds' investment advisor.

INVESTMENT OBJECTIVE

The fundamental investment objective is to seek to replicate the total return of the S&P 500® Index. The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in a corresponding portfolio of the State Street Equity 500 Index Portfolio (the "S&P Master Fund") that has the same investment objective as and investment policies that are substantially similar to those of the Fund. Under normal market conditions, at least 80% of its total assets will be invested (either on its own or as part of a master/feeder structure) in stocks in the S&P 500® Index in proportion to their weighting in the S&P 500 Index. Shareholders will be notified at least 60 days prior to changing the non-fundamental 80% investment policy. The basis for calculating total assets for purposes of the 80% test includes the Fund's net assets plus any borrowings for investment purposes. The 80% investment requirement applies at the time the Fund invests its assets. The Fund may also invest in futures and options.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund utilizes a "passive" investment approach, attempting to replicate the investment performance of its benchmark index through automated statistical analytic procedures.

The S&P 500 Index is designed to capture the price performance of a large cross-section of the US publicly traded stock market. To the extent that all 500 stocks cannot be purchased, the Fund will purchase a representative sample of the stocks listed in the S&P 500 Index in proportion to their weightings. For additional information, please see "Management of a Feeder Portfolio."

The S&P 500 Index Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this Prospectus: management of a feeder portfolio, S&P 500 Index, equity securities, futures contracts and options on futures, depositary receipts, and US government securities.

The S&P 500 Index Fund is subject to the following risks, as described under "Principal Risks:" Derivatives, equity securities, large capitalization securities, management, market, master/feeder structure, passive strategy, and sector.

PRINCIPAL RISKS

Investment in the Fund, like any investment, has risks. Fund shares will rise and fall in value and there is a risk you could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its objective. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following is an alphabetized description of the principal risks associated with an investment in the Fund. For additional information concerning the instruments and investment techniques identified in these descriptions, see "Additional Information about the Fund's Investment Policies and Risks."

Derivatives Risk. There are certain investment risks in using derivatives including, but not limited to, futures contracts, options on futures, swaps and structured notes. If a Fund incorrectly forecasts interest rates or other features of the particular instrument in using derivatives, a Fund could lose money. Derivatives are sometimes used to hedge the risks associated with holding other instruments, or as a substitute for such instruments. Price movements of a futures contract, option, structured notes or other derivative instrument may not be identical to price movements of the underlying portfolio securities or a securities index, resulting in the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices or other relevant features of a derivative instrument.

Derivatives contracts tend to fluctuate in value resulting in a net amount payable or receivable by the parties to such contracts. As a result derivatives contracts are typically "marked to market" on a periodic basis whereupon the parties to such contracts settle their obligations to one another. In some cases, this settlement results in one party pledging collateral to the other party to cover the exposure by marking securities to market.

Equity Securities Risk. The value of equity securities will rise and fall in response to the activities of the company that issued the stock, general market conditions, and/or specific economic or political conditions. In the short-term, equity prices can fluctuate dramatically in response to developments. Different parts of the market and different types of equity securities can react differently to developments. Issuer, political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region or the market as a whole.

3

Large Capitalization Securities Risk. A Fund's emphasis on securities issued by large capitalization companies makes it susceptible to the business risks of larger companies, which usually cannot change as quickly as smaller companies in response to competitive challenges. Larger companies also tend not to be able to maintain the high growth rates of well-managed smaller companies, especially during strong economic periods.

Management Risk. Management risk is the risk that an investment strategy may fail to produce the intended results. There can be no assurance that any Fund will achieve its investment objective. The Advisor's assessment of the short-term or long-term prospect of a Fund's portfolio of securities may not prove accurate. No assurance can be given that any investment or trading strategy implemented by the Advisor on behalf of a Fund will be successful. Furthermore, because of the risks associated with financial markets, there is a risk that you may suffer a significant or complete loss of your investment in the Fund.

Market Risk. The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Master/Feeder Structure Risk. Unlike a traditional mutual fund that invests directly in securities, a fund that operates in a master/feeder structure pursues its objective by investing substantially all of its assets in another mutual fund (referred to as a "master fund") with substantially the same investment objectives, policies and restrictions as the Fund. The ability of the Fund to meet its investment objective is directly related to the ability of the master fund to meet its objective. The ability of the master fund to meet its objective may be adversely affected by the purchase and redemption activities of other investors in the master fund. The Advisor of the Fund may also serve as investment advisor to the master fund. Therefore, conflicts may arise as these persons fulfill their fiduciary responsibilities to the Funds and the master fund. If a situation arises that may result in a conflict, the trustees and officers of the Funds will carefully analyze the situation and take necessary steps to minimize or eliminate the potential conflicts.

Passive Strategy Risk. Some Funds utilize a passive investment strategy, attempting to replicate the composition of an unmanaged index of securities. The ability of such a Fund to achieve significant correlation between the performance of the Fund and the index may be affected by changes in securities markets, changes in the composition of the index, the timing of purchases and redemptions of Fund shares, and fees and expenses of the index Fund. A Fund employing a passive strategy will hold constituent securities of an index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause a Fund's return to be lower than if the Fund employed an active strategy.

Sector Risk. A Fund that concentrates its investment in specific industry sectors that have experienced substantial price volatility is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by a Fund may lack sufficient market liquidity to enable a Fund to sell the securities at an advantageous time or without a substantial drop in price.

RISK AND RETURN

After tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. A Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

4

The following bar chart illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year over the life of the Fund.

Best Quarter — December 31, 1998: 21.24%

Worst Quarter — September 30, 2002: (17.35)%

Year-to-Date — September 30, 2007: 9.09%

The following table further illustrates the risks of investing in the Fund by showing how the Fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

Average Annual Total Returns
For the Periods Ended December 31, 2006:

	1 Year	5 Years	10 Years
S&P 500 Index Fund
Return Before Taxes	15.60%	6.01%	8.24%
Return After Taxes on Distributions	14.82%	5.37%	7.11%
Return After Taxes on Distributions and Sale of Fund Shares	10.12%	4.77%	6.64%
S&P 500® Index	15.79%	6.19%	8.42%

PORTFOLIO HOLDINGS

A description of the SSgA Funds' policies with respect to the disclosure of its portfolio securities ("Disclosure Policies") is available in the Statement of Additional Information. The Disclosure Policies govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the SSgA Funds. Disclosure of each Fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter or subsequent to periodic portfolio holdings disclosure in the Funds' filings with the SEC on their website at www.ssgafunds.com.

5

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None

Maximum Deferred Sales Charge (Load)	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends or Other Distributions	None

Redemption Fee	None

Exchange Fee	None

Maximum Account Fee	None

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

Management/Custody/Administration Fee[1]	.045%
Distribution and Service (12b-1) Fees[2]	.070%
Other Expenses	.045%
Gross Expenses	.160%
Total Annual Expenses[3]	.160%

  1  The Management Fee represents the total fees paid by the S&P Master Fund including custody, transfer agency and administration services.

  2  The stated fee includes .03% for 12b-1 Distribution and .04% for 12b-1 Shareholder Servicing Fees.

  3  The Advisor has contractually agreed to waive up to the full amount of the Management Fee and to reimburse the S&P 500 Index Fund for all expenses to the extent that total expenses (exclusive of non-recurring account fees and extraordinary expenses) exceed .18% of average daily net assets on an annual basis until December 31, 2008. The total annual expenses shown above and the Example reflect the expenses of both the S&P 500 Index Fund and the S&P Master Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$16	$52	$90	$205

Investors purchasing Fund shares through a financial intermediary, such as a bank, broker-dealer, financial advisor or other financial institution (referred to individually as an "Intermediary" or collectively as "Intermediaries") may also be required to pay additional fees for services provided by the Intermediary. Such investors should contact the Intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

6

MANAGEMENT OF THE FUND

Investment Advisor. SSgA Funds Management, Inc. (the "Advisor"), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the investment advisor for the SSgA Funds and directs the Funds' investments in accordance with each Fund's investment objective, policies and restrictions.

The Advisor is registered with the SEC as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of November 30, 2007, the Advisor had over $145 billion in assets under management. The Advisor, State Street Bank and Trust Company (State Street) and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. With over $2 trillion under management as of November 30, 2007, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.

The Advisor is responsible for making investment decisions for the SSgA Funds and managing each Fund's affairs and business, subject to the supervision of the Board of Trustees. The Advisor provides investment advisory services to a number of other investors and investment companies, as well as the SSgA Funds. The Board of Trustees of the SSgA Funds considers the renewal of the investment advisory agreement annually. A discussion of the basis for the Board's consideration and approval of the investment advisory agreement is contained in the Funds' annual reports, which are available upon request by calling the Distributor at 1-800-647-7327 or on the Funds' website at www.ssgafunds.com.

The S&P 500 Index Fund has entered into an investment advisory agreement with the Advisor pursuant to which the Advisor will manage the Fund's assets directly in the event that the Fund were to cease investing substantially all of its assets in the S&P Master Fund. The Advisor does not receive any management fees from the feeder fund under the agreement so long as the feeder fund continues to invest substantially all of its assets in the S&P Master Fund or in another investment company.

The S&P Master Fund makes annual payments, calculated daily and paid monthly, to State Street for the Advisor's advisory services and State Street's custody, transfer agency and administration services in the amount of .045% of average daily net assets on an annual basis for the S&P 500 Index Fund. The S&P 500 Index Fund pays no management fee directly to the Advisor for the management of the S&P 500 Index Fund for so long as substantially all of the assets of the Fund are invested in the S&P Master Fund. As a shareholder in the S&P Master Fund, the Fund bears its ratable share of the S&P Master Fund's expenses, and at the same time continues to pay its own fees and expenses.

Portfolio Management. Each of the SSgA Funds is managed by a team of investment professionals. The Advisor uses a team approach to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for each respective investment strategy offered by the Advisor and State Street Global Advisors. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within State Street Global Advisors. The Fund is managed by the SSgA Global Structured Products Group, which is overseen by the State Street Global Advisors Investment Committee. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

The portfolio managers identified below jointly and primarily have the most significant day-to-day responsibility for management of the Fund:

•  Karl Schneider. Karl is a Vice President of SSgA and a Principal of SSgA FM. Karl joined the firm in 1996 is a member of the firm's Global Structured Products Team. Karl manages a variety of the firm's domestic and international passive funds. Karl holds a Bachelor of Science degree in Finance and Investments from Babson College and also a Master of Science degree in Finance from the Carroll School of Management at Boston College. Additionally, he holds a Series 3 license from the National Futures Association.

•  John A. Tucker. John is a Vice President of SSgA, a Principal of SSgA FM, and Head of US Equity Markets in the Global Structured Products Group. He manages a number of domestic and international portfolios. In addition, he is responsible for new product research and development. Previously, John was head of the Structured Products group in SSgA's London office. Prior to joining the investment management group, he was the Operations Manager for SSgA's International Structured Products group where he was responsible for the operations staff and functions. He has been working in the investment management field since 1988. John received a BA in Economics from Trinity College and an MS in Finance from Boston College. He is a member of the Boston Security Analysts Society.

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ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES AND RISKS

The investment objective of the Fund is fundamental and may not be changed without shareholder approval. This section contains a detailed description of particular types of instruments or particular investment strategies (Investment Policies) that are considered principal to the achievement of the Fund's investment objective, as identified in "Principal Investment Strategies" above. The Investment Policies described below reflect the Fund's current practices. Risk information related to the Investment Policies described below is contained in the Principal Risks section. Additional risk information applicable to the Investment Policy may also be described below. Please read the Principal Risks section carefully. Investors are also encouraged to read the Statement of Additional Information (see back cover of this Prospectus for information on how to obtain the Statement of Additional Information). The Statement of Additional Information may also contain additional details on the Investment Policies described below. Additionally, the Fund has Investment Policies that are not principal to the achievement of the Fund's investment objective as well as investment restrictions that are described in the Fund's Statement of Additional Information. There can be no assurance that the Investment Policies will ensure achievement of the Fund's investment objective.

Management of a Feeder Portfolio. A feeder fund may pursue its objective by investing substantially all of its assets in a corresponding master fund. This investment approach is commonly referred to as a master/feeder structure. The master fund may accept investments from multiple feeder funds, which bear the master fund's expenses in proportion to their assets. The S&P 500 Index Fund invests in the State Street Equity 500 Index Portfolio (the "S&P Master Fund"). The S&P Master Fund is a registered investment company with the same Advisor as the SSgA Funds and with substantially the same investment objective, policies and restrictions as the feeder fund, the SSgA S&P 500 Index Fund (the "Fund").

The Fund and the S&P Master Fund expect to maintain consistent investment objectives, but if they do not, the Fund will withdraw from the S&P Master Fund, receiving cash or securities in exchange for its interest in the master portfolio. The Fund's Board of Trustees would then consider whether the Fund should have the Advisor run the same strategy outside of the master/feeder structure, hire its own investment advisor, invest in a different master portfolio, or take other action. The Fund (either on its own or as part of a master/feeder structure) intends to invest in the stocks comprising the S&P 500 Index in proportion to the weightings of the index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the index in proportions expected to replicate generally the performance of the index as a whole.

In addition, from time to time, stocks are added to or removed from the index. The Fund may sell stocks that are represented in the index, or purchase stocks that are not yet represented in the index, in anticipation of their removal from or addition to the index.

In addition, the Fund may at times purchase or sell futures contracts on the index, or options on those futures, in lieu of investment directly in the stocks making up the index. The Fund might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the index. Alternatively, the Fund might use futures or options on futures to reduce its investment exposure to the index in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. The Fund may also, to the extent permitted by applicable law, invest in shares of other mutual funds whose investment objectives and policies are similar to those of the Fund. The Fund may also enter into other derivatives transactions, including the purchase or sale of options or entering into swap transactions, to assist in replicating the performance of the index.

It is anticipated that the correlation of a Fund's performance to that of its index will increase as the size of the Fund increases. The Fund's ability to achieve significant correlation between Fund and index performance may be affected by changes in securities markets, changes in the composition of the index and the timing of purchases and redemptions of Fund shares. The portfolio managers will monitor correlation. Should the Fund fail to achieve an appropriate level of correlation, this will be reported to the Fund's Board, which will consider alternative arrangements.

S&P 500® Index. The S&P 500 Index Fund attempts to replicate the return of the S&P 500 Index and invests (either on its own or as part of a master/feeder structure) in all 500 stocks in the Index. Therefore, the construction of the index will impact the Fund. The Standard & Poor's (S&P) 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which are listed on the New York Stock Exchange. Stocks in the S&P 500 Index are weighted according to their float adjusted capitalizations. Component stocks included in the S&P 500 Index are chosen with the aim of achieving a distribution at the index level representative of the various components of the US GNP and therefore do not represent the 500 largest companies. The composition of the S&P 500 Index is based on such factors as the float adjusted capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group, and may be changed from time to time. A limited percentage of the Index may include foreign securities. The inclusion of a stock in the S&P 500 Index in no way implies that S&P believes the stock to be an attractive investment, nor is S&P a sponsor of or in any way affiliated with the Fund.

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Equity Securities. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Common stocks, preferred stocks, convertible securities, and warrants are considered equity securities.

Futures Contracts and Options on Futures. To equitize cash or for purposes of hedging a Fund's other investments, a Fund may enter into futures contracts that relate to securities in which it may directly invest and indexes comprised of such securities and may purchase and write call and put options on such contracts. A Fund may also purchase futures and options if cheaper than the underlying stocks or bonds. Futures and options on futures transactions of a Fund will be conducted so that the total amount paid on premiums for all such transactions will not exceed 5% of the value of a Fund's total assets. Further, a Fund will not enter into futures or options on futures contracts or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of a Fund's total assets.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

In particular, stock index futures are used by the Funds to equitize cash and cash equivalents so that the Funds may remain fully invested in the equity market. This will enable the Funds to facilitate demand for same day redemptions. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, a Fund is required to deposit an initial margin with the Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that a Fund will honor its futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

When trading futures contracts, a Fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

A Fund's transactions, if any, in options, futures, options on futures and equity swaps involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Please see Derivatives Risk in the Principal Risks section.

Options on Securities and Securities Indexes. The Fund may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of the Fund will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the Fund's total assets. Further, the Fund will not write a put or call option or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the Fund's total assets.

The Fund may purchase or sell options on securities indexes that are comprised of securities in which it may directly invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indexes are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

A Fund's transactions, if any, in options involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest

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rates or currency prices. Please see Derivatives Risk in the Principal Risks section.

Depositary Receipts. Depositary Receipts are a type of common stock that are negotiable certificates issued by a bank of one country representing a specific number of shares of a stock traded on the exchange of another country, commonly referred to as European or Global Depositary Receipts. American Depositary Receipts are issued by a US bank representing a specific number of shares of a foreign stock traded on a US stock exchange. Depositary Receipts do not eliminate the risk inherent in investing in securities of foreign issuers, such as: (1) less publicly available information; (2) lack of uniform accounting, auditing and financial reporting standards, practices and requirements; (3) lower trading volume, less liquidity and more volatility for securities; (4) less government regulation of securities exchanges, brokers and listed companies; (5) political or social instability, civil unrest and acts of terrorism; and (6) the possibility of expropriation or confiscatory taxation. For purposes of a Fund's investment policies, a Fund's investments in Depositary Receipts will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

The issuer of the stock underlying the Depositary Receipts chosen for investment by the S&P 500 Index Fund will be constituents of the S&P 500 Index.

Repurchase Agreements. A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price. If the party that enters into a repurchase agreement with the Fund is unable to honor its obligations under the repurchase agreement, the Fund could lose money.

US Government Securities. US government securities are high-quality securities issued or guaranteed by the US Treasury or by an agency or instrumentality of the US government. US government securities may be backed by the full faith and credit of the US Treasury, the right to borrow from the US Treasury, or the agency or instrumentality issuing or guaranteeing the security.

Real Estate-Related Industries. In addition to real estate investment trusts, real estate industry companies may include: brokers or real estate developers; and companies with substantial real estate holdings, such as paper and lumber producers and hotel and entertainment companies.

Equity Swaps. Equity swaps are used to preserve a return or spread on an investment and to gain equity exposure to a market at a lower price. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Please see Derivatives Risk in the Principal Risks section.

SHAREHOLDER INFORMATION

PURCHASE OF FUND SHARES

Distribution and Eligible Investors. Shares of the SSgA Funds are offered without a sales commission by State Street Global Markets, LLC (the "Distributor"), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity.

Minimum Initial and Subsequent Investments and Account Balance. The Fund requires a minimum initial investment of $10,000, with the exception of IRA accounts, for which the minimum initial investment is $250. Subsequent investments must be at least $100. Shareholder accounts held through financial intermediaries that maintain one or more accounts with the Funds (including fee-based wrap accounts, IRA accounts or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement. An investment in the Fund (other than IRA accounts) may be subject to redemption at the Fund's discretion if the account balance is less than $10,000 as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the $10,000 minimum. Failure to bring the account balance to $10,000 may result in the Transfer Agent closing the account at the net asset value ("NAV") next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. Shareholders with accounts established prior to December 24, 1997 are not subject to the $10,000 minimum requirements. Investors purchasing Fund assets through a pension or other participation plan should contact their plan administrator for further information on purchases.

Purchase Dates and Times. Fund shares may be purchased on any business day at the net asset value next determined after receipt of the purchase order. A business day is one on which the New York Stock Exchange is open for regular trading. All purchases must be made in US dollars. Purchase orders in good form (described below) and payments for Fund shares by check must be received by the Transfer Agent prior to the close of the regular trading session of the New York Stock Exchange, which ordinarily is 4 p.m. Eastern time, to be effective on the date received. Payment by wire must be received prior to the closing of the Federal Reserve. If an order or payment is received on a non-business day or after the close of the New York Stock Exchange, the order will be effective on the next business day. The SSgA Funds reserve the right to reject any purchase order.

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Order and Payment Procedures. There are several ways to invest in the SSgA Funds. The Funds require a purchase order in good form, which consists of a completed and signed application for each new account, unless the account is opened through a third party which has a signed agreement with the Distributor or the SSgA Funds and does not require a completed application to be submitted to the SSgA Funds. For additional information, including the IRA package, additional applications or other forms, call the Customer Service Department at 1-800-647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.ssgafunds.com.

Customer Identification. We are required by law to obtain certain personal information from you which will be used by us to verify your identity. When you open an account, we will ask for your name, residential address, date of birth (for individuals), taxpayer or other government identification number and other information that will allow us to identify you. We may also request to review other identifying documents such as driver's license, passport or documents showing the existence of the business entity. If you do not provide the personal information requested on the account application, we may not be able to open your account. Failure to provide the personal information requested on the account application may also result in a delay in the date of your purchase or in the rejection of the application and the return of your investment monies. After your account has been opened, if we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable. The SSgA Funds reserve the right to reject any purchase order.

Mail. For new accounts, please mail the completed application and check. Additional investments should also be made by check. You must include the Fund name and account number on your check, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds or State Street Bank. If using a servicing agent or broker-dealer, please verify with them the proper address or instructions required before writing and mailing your check. All purchase requests should be mailed to one of the following addresses:

Regular Mail:	Registered, Express or Certified Mail:
SSgA Funds P.O. Box 8317 Boston, MA 02266-8317	SSgA Funds 30 Dan Road Canton, MA 02021

All purchases made by check should be in US dollars from a US bank. Third party checks for initial purchases and checks drawn on credit card accounts for new and initial purchases will not be accepted.

Federal Funds Wire. You may make initial or subsequent investments by wiring federal funds to State Street Bank by:

1.  Telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time, and stating: (a) your account registration number, address and social security or tax identification number; (b) the name of the Fund in which the investment is to be made and the account number; and (c) the exact amount being wired.

2.  Instructing the wiring bank to wire federal funds to:

  State Street Bank and Trust Company
2 Avenue DeLafayette, Boston, MA 02111
ABA #0110-0002-8
DDA #9904-631-0
SSgA (Name of Fund) Fund(s)
Account Number and Registration
Dollar Amount Per Account (if one wire is to cover
more than one purchase)

If all wires, checks and transfers are not identified properly as instructed above, the Transfer Agent may delay, reject and/or incorrectly apply the settlement of your purchase. Any wires received at State Street Bank without a corresponding call into the Customer Service Department will be purchased as indicated on the wire at the next determined net asset value and will earn the dividend declared on the next business day, if applicable according to the Fund.

Automatic Investment Plan. Once the initial investment has been made, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit through Automatic Clearing House (ACH) by debiting your bank checking account. Please complete the appropriate section of the application and attach a voided personal check to correctly code your account with the bank instructions. Once this option has been established, you may call the Customer Service Department at 1-800-647-7327 prior to 4 p.m. Eastern time to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.

In-Kind Purchase of Securities. The SSgA Funds, at the Funds' discretion, may permit you to purchase shares through the exchange of other securities you own. Any securities exchanged must meet the following criteria:

1.  The investment objective, policies and limitations must match that of the Fund;

2.  The shares must have a readily ascertainable market value;

3.  The shares must be liquid;

4.  The shares must not be subject to restrictions on resale; and

5.  The market value of any securities exchanged, plus any cash, must be at least $25 million; the SSgA Funds reserve the right to make exceptions to this minimum or to increase the minimum at its discretion.

Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled—

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ordinarily within three business days following the date of the exchange.

The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Funds will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Custodian and prior to the exchange will be considered in valuing the securities. All interest, dividends subscription or other rights attached to the securities become the property of the Funds, along with the securities.

REDEMPTION OF FUND SHARES

Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request by following one of the methods described below. A business day is one on which the New York Stock Exchange is open for regular trading. Ordinarily, proceeds of redemption requests received before the close of the New York Stock Exchange on any business day are sent out the next business day. Unless otherwise specified, payments of redemption proceeds will be mailed to your address of record. Redemption requests must be received prior to the close of the New York Stock Exchange (which ordinarily is 4 p.m. Eastern time) in order to be effective on the date received.

If you purchased Fund shares by check or an automatic investment program (AIP) and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the Fund will generally postpone sending redemption proceeds until it can verify that the check or AIP investment has been collected, but in no event will this delay exceed 15 days from the date of purchase. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check.

Telephone and Other Electronic Redemptions. Shareholders may normally redeem Fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The SSgA Funds and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the SSgA Funds, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing and bear a medallion guarantee. See "Redemption and Exchange Requests in Writing." The SSgA Funds, the Distributor or the Transfer Agent will be responsible for fraudulent or unauthorized instructions received only if they act with willful misfeasance, bad faith or gross negligence.

During periods of significant or unusual economic or market activity, shareholders giving instructions by phone may encounter delays.

Redemption Proceeds by Wire. Upon request, redemption proceeds of $1,000 or more will be wire transferred to your account at a domestic commercial bank that is a member of the Federal Reserve System. You must indicate this option on your application or letter of instruction in good order. If bank instructions are not indicated on the account, a medallion guaranteed letter of instruction is required to add the bank information to send proceeds via wire. The SSgA Funds do not provide wire transfer service for redemption proceeds of less than $1,000. The shares will be redeemed from the account on the day the redemption instructions are received and the proceeds wire will normally be sent the next business day, but may take up to seven business days. Although the SSgA Funds do not charge a fee for this service, it reserves the right to charge a fee for the cost of wire-transferred redemptions, and your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature.

Redemption Proceeds by Check. Telephone redemption requests for proceeds less than $50,000 may be sent by check and to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price. All proceeds by check will normally be sent the following business day. Requests for redemptions over $50,000 must be in writing and bear a medallion guarantee. Please follow instructions under "Redemption and Exchange Requests in Writing."

Redemption and Exchange Requests in Writing. In certain circumstances, a shareholder will need to make a request to sell or exchange shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). In order for a redemption or exchange request to be received by the Transfer Agent in good form, the shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a medallion guarantee, which protects them against fraudulent orders. A written request for redemption or exchange with a medallion guarantee will be required if:

1.  Your address of record has changed within the past 60 days;

2.  You are redeeming more than $50,000 worth of shares;

3.  You are requesting that a payment be sent to an address other than the address of record; or

4.  You are requesting that a payment be made payable to persons other than the registered owner(s).

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Medallion guarantees can usually be obtained from the following sources:

1.  A broker or securities dealer, registered with a domestic stock exchange;

2.  A federal savings, cooperative or other type of bank;

3.  A savings and loan or other thrift institution;

4.  A credit union; or

5.  A securities exchange or clearing agency.

Please check with the institution prior to signing to ensure that they are an acceptable medallion guarantor. A notary public cannot provide a medallion guarantee.

Seller	Requirements for Written Requests
Owner of individual, joint, sole proprietorship, UGMA/ UTMA (custodial accounts for minors) or general partner accounts	• Letter of instruction, signed by all persons authorized to sign for the account stating general titles/capacity, exactly as the account is registered; and
• Medallion guarantee, if applicable (see above).

Seller	Requirements for Written Requests
Owners of corporate or association accounts	• Letter of instruction signed by authorized person(s), stating capacity as indicated by the corporate resolution;
• Corporate resolution, certified within the past 6 months; and
• Medallion guarantee, if applicable (see above).

Owners or trustees of trust accounts	• Letter of instruction, signed by all trustees;
• If the trustees are not named in the registration, please provide a copy of the trust document, proof of capacity or incumbency and court order certified within the past 60 days; and
• Medallion guarantee, if applicable (see above).

Joint tenancy shareholders whose co-tenants are deceased	• Letter of instruction signed by surviving tenant(s); • Certified copy of the death certificate; and • Medallion guarantee, if applicable (see above).

Please contact the Customer Service Department at 1-800-647-7327 for questions and further instructions.

In-Kind Redemptions. The Fund may pay any portion of the redemption amount in excess of $15 million by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security.

Systematic Withdrawal Plan by Check. If your account balance is over $10,000, you may request periodic cash withdrawals automatically be paid to you or any person you designate. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

Systematic Withdrawal Plan by ACH. You may make automatic withdrawals of $100 or more by completing the appropriate sections of the application. You must also attach a voided check to code your account with the correct wire instructions. This option allows you to designate future withdrawal dates and amounts as long as your account balance is over $10,000.

Please note that proceeds from ACH withdrawals will be transmitted to the investor's bank within two business days after the trade is placed or executed automatically.

Suspension of Shareholder Redemptions. The SSgA Funds reserve the right to suspend the right of shareholder redemption, or postpone the date of payment for more than seven days: (1) if emergency conditions should exist, as specified in the 1940 Act, or as determined by the SEC, as a result of which disposal of portfolio securities or determination of the net asset value of the Funds are not reasonably practicable; (2) for any period during which trading on the New York Stock Exchange is restricted as determined by the SEC or the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (3) for such other periods as the SEC may by order permit for the protection of shareholders of the Funds.

EXCHANGES

Telephone Exchange and Systematic Exchange. Subject to satisfying the minimum investment requirement, investors may have $100 or more of their Fund shares exchanged for shares of any other SSgA Fund on a business day. There is no charge for this service. To use this option, contact the Customer Service Department at 1-800-647-7327. For telephone exchanges, shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made over the phone if the registrations of the two accounts are identical. For systematic exchanges, you can choose the date, the frequency (monthly, quarterly or annually) and the amount. The exchange privilege will only be available in states which permit exchanges and may be modified or ter

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minated by the Fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss to the shareholder. Please contact your tax advisor. The SSgA Funds reserve the right to terminate or modify the exchange privilege in the future.

MARKET TIMING/EXCESSIVE TRADING

The Board of Trustees has adopted a policy to discourage excessive trading or "market timing." Frequent trading of Fund shares, often in response to short-term fluctuations in the market, also known as "market timing," is not knowingly permitted by the SSgA Funds. Short-term or excessive trading into and out of a Fund may harm the Fund's performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Accordingly, the SSgA Funds discourage excessive trading and reserve the right to refuse or restrict a future purchase by any person if it reasonably believes that such purchase or sale is part of a market timing strategy. As a means to protect the Funds and their shareholders from harmful short-term and excessive trading: (1) cash flows are monitored on all of the Funds on a daily basis to detect and investigate large movements; and (2) with respect to Funds that invest in securities that trade on foreign markets, pursuant to the Funds' Fair Valuation Procedures, pricing adjustments may be made based on information received from a third party multi-factor fair valuation pricing service. For a more detailed discussion of the Funds' pricing policies, please refer to the Prospectus section entitled "Pricing of Fund Shares."

Although there is generally no consensus in the marketplace as to what level of trading activity constitutes excessive trading, we may consider trading in the Fund's shares to be excessive if: you sell shares within a short period of time after the shares were purchased; you make two or more purchases and redemptions within a short period of time; you enter into a series of transactions that is indicative of a market timing pattern or strategy; or we reasonably believe that you have engaged in such practices in connection with other SSgA mutual funds.

If the Fund discovers that an investor or a client of a broker has engaged in excessive trading, the investor or broker will be asked to cease such activity and the Fund may refuse to process such investor's or broker's purchase orders (including purchases effected as exchanges). Of course, your right to purchase shares through an automatic investment plan or redeem your shares in full (or in part through a systematic withdrawal plan) are unaffected by these restrictions. In determining whether to take such actions, the SSgA Funds seek to act in a manner that is consistent with the best interests of its shareholders. Although the Funds will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. While the SSgA Funds attempt to discourage market timing, there can be no guarantee that it will be able to identify investors who are engaging in excessive trading or limit their trading practices. Additionally, frequent trades of small amounts may not be detected. However, the SSgA Funds have entered into agreements with Intermediaries that require the Intermediaries to provide upon request trading information at the underlying shareholder level. Nevertheless, the SSgA Funds recognize that it may not always be able to detect or prevent market timing activity or other activity that may disadvantage the Funds or its shareholders.

DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS

The SSgA Funds have adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. The Plan allows a Fund to pay distribution and other fees for the sale and distribution of Fund shares and for services provided to shareholders. In addition, under the Plan, a Fund may pay shareholder servicing fees to Intermediaries, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Payments to the Distributor by the SSgA Funds for the sale and distribution of Fund shares are not permitted by the Plan to exceed .25% of the Fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The SSgA Funds are offered without imposition of a front-end sales load or contingent deferred sales load. Long-term shareholders of a Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

The Advisor or Distributor, or an affiliate of the Advisor or Distributor, out of its own resources, and without additional cost to the SSgA Funds and their shareholders, may directly or indirectly make additional cash payments, as described below, to Intermediaries who sell shares of the SSgA Funds. Such payments and compensation are in addition to the Rule 12b-1 fees paid by the SSgA Funds. These additional cash payments are generally made monthly to Intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and manage

14

ment representatives of the Intermediary. Cash compensation may also be paid to Intermediaries for inclusion of a Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Intermediary provides shareholder services to Fund shareholders. Additional cash payments to Intermediaries will vary. For more information regarding these arrangements, please read "Distribution and Shareholder Servicing" in the Statement of Additional Information.

From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor, may also pay non-cash compensation to the sales representatives of Intermediaries. Examples of such compensation include the following: (1) ordinary and usual gratuities, tickets and other business entertainment; and/or (2) sponsorship of regional or national events of Intermediaries. The cost of all or a portion of such non-cash compensation may be borne indirectly by the SSgA Funds as expense reimbursement payments to the Distributor under the Plan.

Third Party Transactions. The SSgA Funds have authorized Intermediaries to accept purchase, redemption and exchange orders on the Fund's behalf. The Intermediary is responsible for the timely delivery of any order to the SSgA Funds. Therefore, orders received prior to the close of the New York Stock Exchange by an Intermediary that has been authorized to accept orders on the Fund's behalf (or other intermediaries designated by the Intermediary) will be deemed accepted by the Fund the same day and will be executed at that day's closing share price. Each Intermediary's agreement with the Fund permits the Intermediary to transmit orders received by the Intermediary (or its designee) prior to the close of regular trading on the New York Stock Exchange to the Fund after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the Intermediary (or its designee). The Funds are not responsible for the failure of an Intermediary to process a transaction for you in a timely manner. If you are purchasing, selling, exchanging or holding Fund shares through a program of services offered by an Intermediary, you may be required by the Intermediary to pay additional fees. You should contact the Intermediary for information concerning what additional fees, if any, may be charged.

PRICING OF FUND SHARES

The Fund determines the price per share each business day as of the close of the regular trading session of the New York Stock Exchange (which is normally 4 p.m. Eastern time). The price of Fund shares is computed by dividing the current value of the Fund's assets (less liabilities) by the number of shares of the Fund outstanding and rounding to the nearest cent. A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Share value for purchase, redemption or exchange will be based on the net asset value next calculated after your order is received in good form (i.e., when all required documents and your check or wired funds are received). See "Purchase of Fund Shares," "Redemption of Fund Shares," and "Exchanges" for more information.

The SSgA Funds value portfolio securities according to Board-approved Securities Valuation Procedures, including Market Value Procedures, Fair Value Procedures and Pricing Services. Money market fund securities are priced using the amortized cost method of valuation; as are debt obligation securities maturing within 60 days of the valuation date, unless the Board determines that amortized cost does not represent market value of short-term debt obligations.

Ordinarily, the SSgA Funds value each portfolio security based on market quotations provided by Pricing Services, alternative pricing services or dealers, and fair valuation pricing adjustments from third parties (when permitted by the Market Value Procedures). Generally, Fund securities are valued at the close of the market on which they are traded as follows:

•  US listed equities; equity and fixed income options: Last sale price; last bid price if no sales;

•  US over-the-counter equities: Official closing price; last bid price if no closing price;

•  Foreign equities: Official closing price, where available, or last sale price; last bid price if no closing price, adjusted to reflect the Administrator's or Custodian's determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV (such adjustments are made pursuant to information received from a third party multi-factor fair valuation pricing recommendation);

•  Listed ADRs/GDRs: Last sale price; last bid price if no sales;

•  Municipal bonds, US bonds, Eurobonds/foreign bonds: Evaluated bid price; broker quote if no evaluated bid price;

•  Futures: Settlement price.

If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the SSgA Funds will use the security's fair value, as determined in accordance with Fair Value Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. The Funds may use the fair value of a portfolio security to calculate their NAV when, for example: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed; (2) trading in a portfolio security is suspended

15

and not resumed prior to the time as of which the Funds calculate their NAV; (3) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Funds calculate their NAV; (4) a security's price has remained unchanged over an extended period of time (often referred to as a "stale price"), or (5) the Custodian or Administrator determines that a market quotation is inaccurate. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Funds' Board of Trustees believes reflects fair value. A security valued on the basis of an evaluation of its fair value may be valued at a price higher or lower than available market quotations. A security's valuation may differ depending on the method used and the factors considered in determining value pursuant to the Fair Value Procedures. There can be no assurance that the Funds' net asset value fairly reflects security values as of the time of pricing when using the Fair Value Procedures to price the Funds' securities. Events or circumstances affecting the values of Fund securities that occur between the closing of the principal markets on which they trade and the time the net asset value of Fund shares is determined may be reflected in the Trust's calculation of net asset values for each applicable Fund when the Trust deems that the particular event or circumstance would materially affect such Fund's net asset value.

Because foreign securities can trade on non-business days, the net asset value of a Fund's portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem Fund shares.

DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare and pay dividends on shares of the Fund quarterly from net investment income. Distributions will be made at least annually from net short- and long-term capital gains, if any, generally in mid-October. It is intended that an additional distribution may be declared and paid in December if required for the Fund to avoid the imposition of a 4% federal excise tax on undistributed capital gains.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver Fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant Fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant Fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the Fund shortly after a purchase of shares will reduce the per share net asset value of the Fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.

Distribution Option. You can choose from four different distribution options as indicated on the application:

•  Reinvestment Option—Dividends and capital gain distributions will be automatically reinvested in additional shares of the Fund. If you do not indicate a choice on the application, this option will be automatically assigned.

•  Income-Earned Option—Capital gain distributions will be automatically reinvested, but a check, direct deposit (ACH) or wire will be sent for each dividend distribution.

•  Cash Option—A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

•  Direct Dividends Option—Dividends and capital gain distributions will be automatically invested in another identically registered SSgA Fund.

If the cash option is selected and you chose a wire, the distribution will be sent to a pre-designated bank by the payable date. If you chose cash option and requested a check, the check will be mailed to you. Direct deposits through ACH are normally received by the investor's bank account two business days after payable date of the distribution and generally are not charged a fee by the bank. If cash option has been selected and the account is closed anytime during the month, the dividends will automatically be wired the following business day after the redemption to the bank where the redemption wire was sent. If an account is closed during the month and dividends were to be reinvested, the proceeds will automatically be sent by check to the address of record.

Dividend proceeds may be transmitted (if that option is elected) by direct deposit through ACH. Direct deposits through ACH are normally received by the investor's bank account within two business days after payable date of the distribution and generally are not charged a fee by the bank. If you chose cash option and requested a check, the check will be mailed to you.

TAXES

The tax discussion in this Prospectus is only a summary of certain United States federal income tax issues generally affecting the SSgA Funds and their shareholders. The following assumes any Fund shares will be capital assets in the hands of a shareholder. Circumstances among investors may

16

vary, so you are encouraged to discuss investment in the SSgA Funds with your tax advisor.

For mutual funds generally, dividends from net investment income (other than qualified dividend income, as described below) and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Under current federal income tax law (in effect for taxable years beginning on or before December 31, 2010), distributions of earnings from qualifying dividends received by the SSgA Funds from domestic corporations and qualified foreign corporations will be taxable to non-corporate shareholders at the same rate as long-term capital gains, which is currently 15%, instead of at the ordinary income rate, provided certain requirements are satisfied.

Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the Fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Selling (including an exchange of) your Fund shares is a taxable event and may result in capital gain or loss. A capital gain or capital loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds. Any capital loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions. The wash sale rules are not applicable with respect to money market fund shares.

You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. You will also be advised of the percentage of the dividends from the Fund, if any, that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. If you purchase shares of the SSgA Funds through an Intermediary, that entity will provide this information to you.

Each Fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the Fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding. This is not an additional tax but can be credited against your tax liability. Shareholders that invest in a Fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investing through such an account.

Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the United States federal income tax and its withholding requirements applies to them.

Foreign Income Taxes. Investment income received by the SSgA Funds from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the SSgA Funds to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a Fund in advance since the amount of the assets to be invested within various countries is not known.

If more than 50% in value of a Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the SSgA Funds may file an election with the Internal Revenue Service (the "Foreign Election") that may permit you to take a credit (or a deduction) for foreign income taxes paid by the Funds. Such a Fund may be subject to certain holding period requirements with respect to securities held to take advantage of this credit. If the Foreign Election is made by a Fund, and you choose to use the foreign tax credit, you would include in your gross income both dividends received from the Fund and foreign income taxes paid by the Fund. You would be entitled to treat the foreign income taxes withheld as a credit against your United States federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could treat the foreign income taxes withheld as an itemized deduction from adjusted gross income in computing taxable income rather than as a tax credit. It is anticipated that certain Funds will qualify to make the Foreign Election; however, such Funds cannot be certain that they will be eligible to make such an election or that you will be eligible for the foreign tax credit.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The financial highlights were audited by Deloitte & Touche LLP, for fiscal years ended 2005, 2006 and 2007 (fiscal years ended 2003 and 2004 were audited by PricewaterhouseCoopers LLP), whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request by calling the Distributor at 1-800-647-7327 or on the Funds' website at www.ssgafunds.com.

	Fiscal Years Ended August 31,
	2007	2006	2005	2004	2003
NET ASSET VALUE, BEGINNING OF PERIOD	$21.53	$20.17	$18.28	$16.69	$15.16
INCOME FROM OPERATIONS:
Net investment income (loss)[1]	.43	.38	.39	.28	.25
Net realized and unrealized gain (loss)	2.79	1.34	1.87	1.59	1.52
Total Income From Operations	3.22	1.72	2.26	1.87	1.77
DISTRIBUTIONS:
From net investment income	(.42)	(.36)	(.37)	(.28)	(.24)
From net realized gain on investment	—	—	—	—	—
Total Distributions	(.42)	(.36)	(.37)	(.28)	(.24)
NET ASSET VALUE, END OF PERIOD	$24.33	$21.53	$20.17	$18.28	$16.69
TOTAL RETURN (%)	15.07	8.63	12.44	11.23	11.89
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000 omitted)	2,049,906	1,997,386	1,860,743	1,940,183	1,841,173
Ratios to average net assets (%):
Operating expenses, net[2]	.16	.18	.16	.15	.15
Operating expenses, gross[2]	.16	.18	.16	.15	.15
Net investment income	1.80	1.80	1.99	1.56	1.65
Portfolio turnover of the S&P Master Fund (%)[3]	11.67	8.23	10.38	9.52	12.52

1  Average month-end shares outstanding were used for this calculation.

2  Expense ratios include the fund's share of the Master Fund's allocated expenses.

3  Unaudited.

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INFORMATION REGARDING STANDARD & POOR'S CORPORATION

"Standard & Poor's®," "S&P®," "S&P 500®," "Standard & Poor's 500" and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by the SSgA S&P 500 Index Fund through the S&P Master Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of the McGraw-Hill Companies, Inc. Standard & Poor's makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. Standard & Poor's only relationship to the Fund is the licensing of certain trademarks and trade names of Standard & Poor's including the S&P 500 Index, which is determined, composed and calculated by Standard & Poor's without regard to the Fund. Standard & Poor's has no obligation to take the needs of the shareholders of the Fund into consideration in determining, composing or calculating this Index. Standard & Poor's is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the shares or in the determination or calculation of the equation by which the shares of the Fund are to be redeemed. Standard & Poor's has no obligation or liability in connection with the administration, marketing or trading of the Fund.

Standard & Poor's does not guarantee the accuracy and/or the completeness of the index or any data included therein and Standard & Poor's shall have no liability for any errors, omissions, or interruptions therein. Standard & Poor's makes no warranty, express or implied, as to results to be obtained by the Fund or the shareholders of the Fund or any other person or entity from the use of the index or any data included therein. Standard & Poor's makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the index or any data included therein. Without limiting any of the foregoing, in no event shall Standard & Poor's have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages

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SSgA FUNDS

SSgA Money Market Fund

SSgA US Government Money Market Fund

SSgA Tax Free Money Market Fund

SSgA Yield Plus Fund

SSgA Bond Market Fund

SSgA Intermediate Fund

SSgA High Yield Bond Fund

SSgA Disciplined Equity Fund

SSgA Small Cap Fund

SSgA Core Opportunities Fund

SSgA Tuckerman Active REIT Fund

SSgA Aggressive Equity Fund

SSgA IAM SHARES Fund

SSgA Concentrated Growth Opportunities Fund

SSgA Large Cap Value Fund

SSgA Enhanced Small Cap Fund

SSgA Directional Core Equity Fund

SSgA Core Edge Equity Fund

SSgA S&P 500 Index Fund

SSgA Emerging Markets Fund

SSgA International Stock Selection Fund

SSgA International Growth Opportunities Fund

SSgA Life Solutions Balanced Fund

SSgA Life Solutions Growth Fund

SSgA Life Solutions Income and Growth Fund

ADDITIONAL INFORMATION ABOUT THE SSgA FUNDS

For more information about the SSgA Funds, the following documents are available without charge:

Annual and Semi-Annual Reports. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In each Fund's annual report (other than money market funds), you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Funds including, but not limited to, information about the SSgA Funds' policies with respect to selective disclosure of each Fund's portfolio holdings.

The annual report and the SAI for each Fund are incorporated into this Prospectus by reference. You may obtain free copies of the annual report, semi-annual report or the SAI of the Funds, and may request other information or make other inquiries, by contacting the Distributor at:

State Street Global Markets LLC
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900
1-800-997-7327

The Funds' Prospectus, SAI and annual and semiannual reports to shareholders are available, free of charge, on the Funds' website at www.ssgafunds.com.

You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SSgA Funds' SEC File No. 811-05430

S&PINDEXPROSP (12/07)

Filed pursuant to Rule 485(b)
File Nos. 33-19229; 811-5430

SSgA FUNDS

State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900
1-800-997-7327
www.ssgafunds.com

SSgA TAX FREE MONEY MARKET FUND

As with all mutual funds, the Securities and Exchange Commission (the "SEC") has neither determined that the information in this Prospectus is accurate and complete, nor approved or disapproved of these securities. Any representation to the contrary is a criminal offense.

The Tax Free Money Market Fund seeks to maximize current income, exempt from federal income taxes, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value.

PROSPECTUS DATED DECEMBER 18, 2007

2

INVESTMENT STRATEGIES
AND PRINCIPAL RISKS

Through this Prospectus, the SSgA Funds (also referred to throughout this Prospectus as "the Funds") offers shares in the SSgA Tax Free Money Market Fund (the "Fund").

The SSgA Funds are an open-end investment management company diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objective of the Fund may be changed only with the approval of a majority of the Fund's shareholders as defined in the 1940 Act. SSgA Funds Management, Inc. (the "Advisor") serves as the Funds' investment advisor.

INVESTMENT OBJECTIVE

The Tax Free Money Market Fund seeks to maximize current income, exempt from federal income taxes, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value.

PRINCIPAL INVESTMENT STRATEGIES

The Fund has a fundamental policy of investing at least 80% of its net assets in federal tax-exempt, high quality and short-term municipal securities of all types under normal market conditions. These securities are issued by states, municipalities and their political subdivisions and agencies and certain territories and possessions of the United States. Investments may include general obligation bonds and notes, revenue bonds and notes, commercial paper, private placements, tender option bonds, private activity bonds, industrial development bonds and municipal lease contracts. Securities purchased may bear fixed, variable or floating rates of interest or may be zero coupon securities. The Fund may buy or sell securities on a when-issued or forward commitment basis. The basis for calculating total assets for purposes of the 80% test includes the Fund's net assets plus any borrowings for investment purposes.

The Fund may not invest more than 20% of its assets in federally taxable money market instruments including securities issued by or guaranteed as to principal and interest by the US government or its agencies or instrumentalities, certificates of deposit, commercial paper and repurchase agreements. Under normal market conditions, the Fund intends to be 100% invested in instruments exempt from ordinary income tax. The Fund may also invest in the securities of other investment companies with similar investment guidelines.

The Tax Free Money Market Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this Prospectus: Money market securities, eligible securities, portfolio maturity, variable and floating rate securities, municipal securities and tax exempt commercial paper.

The Tax Free Money Market Fund is subject to the following risks, as described under "Principal Risks:" Credit/default, income, interest rate, liquidity, market, money market, municipal obligations, and sector.

PRINCIPAL RISKS

The following is an alphabetized description of the principal risks associated with an investment in the Fund. For additional information concerning the instruments and investment techniques identified in these descriptions, see "Additional Information about the Fund's Investment Policies and Risks."

Credit/Default Risk. Credit/default risk is the risk that an issuer or guarantor of a fixed-income security held by a Fund may default on its obligation to pay interest and repay principal. There is also a risk that one or more of the securities will be downgraded in credit rating generally, lower rated issuers have higher credit risks. Credit/default risk includes the risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations. Credit risk, which has the potential to hurt the Fund's performance, is generally inversely related to credit quality.

Income Risk. Income risk is the risk that falling interest rates will cause a Fund's income over time to decline.

Interest Rate Risk. During periods of rising interest rates, a Fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Fund's yield (and the value of its securities) will tend to be higher than prevailing market rates. The longer the duration of the security, the more sensitive the security is to this risk. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration, but would reduce its value by approximately fifteen dollars if it had a 15-year duration.

Liquidity Risk. Liquidity risk arises from the difficulty of selling an asset in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to the Fund.

Market Risk. The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Money Market Risk. Investment in a money market fund involves the risk that a Fund will not be able to maintain a $1.00 price per share at all times. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund. An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Money market funds are used as short-term investment vehicles. This entails frequent purchases and sales, which will increase the Fund's overall transactions costs.

3

Municipal Obligations Risk. The municipal market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities. Municipal obligations include revenue obligations. Revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment.

Because many municipal securities are issued to finance projects relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, municipal securities backed by current or anticipated revenues from a specific project or specific asset can be negatively affected by the discontinuance of the taxation supporting the project or asset or the inability to collect revenues for the project or from assets. If the Internal Revenue Service determines the issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline in value. Municipal obligations may also be subject to call risk and extension risk.

Sector Risk. A Fund that concentrates its investment in specific industry sectors that have experienced substantial price volatility is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by a Fund may lack sufficient market liquidity to enable a Fund to sell the securities at an advantageous time or without a substantial drop in price.

TEMPORARY DEFENSIVE POSITION

From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund's net assets) or for temporary defensive purposes, the Fund may invest without limitation in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a rating agency; obligations of the US Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch; certificates of deposit of US domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by the Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors. Under normal market conditions, the Fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments. When investing for defensive purposes, the Fund may not achieve its investment objective. This temporary defensive strategy may be inconsistent with the Fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions.

4

RISK AND RETURN

The following bar chart illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year over the life of the Fund. A Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

Best Quarter — June 30, 2000: 0.95%
Worst Quarter — September 30, 2003: 0.07%
Year-to-Date — September 30, 2007: 2.38%

The following table further illustrates the risks of investing in the Fund by showing how the Fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

Average Annual Total Returns
For the Periods Ended December 31, 2006:

	1 Year	5 Year	10 Years
Tax Free Money Market Fund	2.91%	1.40%	2.17%
iMoney Net Tax Free Average	2.91%	1.38%	2.15%

7-Day Yields
For the Period Ended December 31, 2006:

	Current	Effective
Tax Free Money Market Fund	3.35%	3.40%

Current yield information for the Fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

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PORTFOLIO HOLDINGS

A description of the SSgA Funds' policies with respect to the disclosure of its portfolio securities ("Disclosure Policies") is available in the Statement of Additional Information. The Disclosure Policies govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the SSgA Funds. Disclosure of each Fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter or subsequent to periodic portfolio holdings disclosure in the Funds' filings with the SEC on their website at www.ssgafunds.com.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None

Maximum Deferred Sales Charge (Load)	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends or Other Distributions	None

Redemption Fee	None

Exchange Fee	None

Maximum Account Fee	None

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

Management Fee	.25%
Distribution and Shareholder Service (12b-1) Fees[1]	.19%
Other Expenses	.08%
Gross Expenses	.52%
Less Contractual Management Fee Waivers and Reimbursements	—
Total Annual Expenses After Waivers and Reimbursements	.52%

  1  The stated fee includes .06% for 12b-1 Distribution and .13% for 12b-1 Shareholder Servicing Fees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$54	$170	$296	$655

Investors purchasing Fund shares through a financial intermediary, such as a bank, broker-dealer, financial advisor or other financial institution (referred to individually as an "Intermediary" or collectively as "Intermediaries") may also be required to pay additional fees for services provided by the Intermediary. Such investors should contact the Intermediary for information concerning what additional fees, if any, will be charged.

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MANAGEMENT OF THE FUND

Investment Advisor. SSgA Funds Management, Inc. (the "Advisor"), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the investment advisor for the SSgA Funds and directs the Funds' investments in accordance with each Fund's investment objective, policies and restrictions.

The Advisor is registered with the SEC as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of November 30, 2007, the Advisor had over $145 billion in assets under management. The Advisor, State Street Bank and Trust Company (State Street) and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. With over $2 trillion under management as of November 30, 2007, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.

The Advisor is responsible for making investment decisions for the SSgA Funds and managing each Fund's affairs and business, subject to the supervision of the Board of Trustees. The Advisor provides investment advisory services to a number of other investors and investment companies, as well as the SSgA Funds. The Board of Trustees of the SSgA Funds considers the renewal of the investment advisory agreement annually. A discussion of the basis for the Board's consideration and approval of the investment advisory agreement is contained in the Funds' annual reports, which are available upon request by calling the Distributor at 1-800-647-7327 or on the Funds' website at www.ssgafunds.com.

For these services, the Fund pays the Advisor an annual management fee, calculated daily and paid monthly, of 0.25% of the average daily net asset value of the Fund.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES AND RISKS

The investment objective of the Fund is fundamental and may not be changed without shareholder approval. This section contains a detailed description of particular types of instruments or particular investment strategies (Investment Policies) that are considered principal to the achievement of the Fund's investment objective, as identified in "Principal Investment Strategies" above. The Investment Policies described below reflect the Fund's current practices. Risk information related to the Investment Policies described below is contained in the Principal Risks section. Additional risk information applicable to the Investment Policy may also be described below. Please read the Principal Risks section carefully. Investors are also encouraged to read the Statement of Additional Information (see back cover of this Prospectus for information on how to obtain the Statement of Additional Information). The Statement of Additional Information may also contain additional details on the Investment Policies described below. Additionally, the Fund has Investment Policies that are not principal to the achievement of the Fund's investment objective as well as investment restrictions that are described in the Fund's Statement of Additional Information. There can be no assurance that the Investment Policies will ensure achievement of the Fund's investment objective.

Money Market Securities. Money market securities are high-quality, short-term securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security's maturity. Examples of money market securities include bank certificates of deposit, bankers' acceptances, bank time deposits, notes, commercial paper and US government securities.

Eligible Securities. Money market funds invest in securities which qualify as "eligible" securities under the SEC's rules applicable to money market mutual funds. At the time of acquisition, the Advisor has determined that these eligible securities present minimal credit risk. In general, eligible securities include securities that: (1) are rated in the highest category by at least two Nationally Recognized Statistical Rating Organizations (NRSRO); (2) are rated by one NRSRO in the highest category, if only one rating service has rated the security; or (3) if unrated, are of comparable quality, as determined by the Advisor in accordance with procedures established by the Board of Trustees.

Portfolio Maturity. A money market fund must limit its investments to securities with remaining maturities determined in accordance with applicable SEC regulations and must maintain a dollar-weighted average maturity of 90 days or less. A Fund will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if the Advisor finds it advantageous or necessary. Investing in short-term money market instruments will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect a Fund's price or yield.

Municipal Securities. Municipal securities are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the local government, by the credit of a private issuer, by the current or anticipated

7

revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters of credit, guarantees, or insurance.

•  Tax Exempt Commercial Paper. Tax exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is typically issued to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The Fund will only invest in commercial paper rated at the time of purchase not less than Prime-1 by Moody's Investors Service, Inc., A-1 by Standard & Poor's Rating Group or F-1 by Fitch's Investor Service.

Variable and Floating Rate Securities. The Fund may purchase variable or floating rate securities which are instruments issued or guaranteed by entities such as municipalities and other issuers of municipal securities. A variable rate security provides for the automatic establishment of a new interest rate on set dates. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. The Fund may also purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of municipal obligations. Variable and floating rate securities are subject to interest rate and credit/default risks.

SHAREHOLDER INFORMATION

PURCHASE OF FUND SHARES

Distribution and Eligible Investors. Shares of the SSgA Funds are offered without a sales commission by State Street Global Markets, LLC (the "Distributor"), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity.

Minimum Initial and Subsequent Investments and Account Balance. The Fund requires a minimum initial investment of $1,000, with the exception of IRA accounts, for which the minimum initial investment is $250. Subsequent investments must be at least $100. Shareholder accounts held through financial intermediaries that maintain one or more accounts with the Funds (including fee-based wrap accounts, IRA accounts or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the $1,000 minimum. Failure to bring the account balance to $1,000 may result in the Transfer Agent closing the account at the net asset value (NAV) next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. If you are purchasing Fund assets through a pension or other participation plan, you should contact your plan administrator for further information on purchases.

Purchase Dates and Times. Fund shares may be purchased on any business day at the net asset value next determined after the receipt of the purchase order. A business day is one on which the New York Stock Exchange is open. The Federal Reserve is closed on certain holidays on which the New York Stock Exchange is open. These holidays are Columbus Day and Veteran's Day. On these holidays, you will not be able to purchase shares by wiring federal funds because federal funds wiring does not occur on these holidays. All purchases must be made in US dollars. Purchase orders in good form (described below) for Fund shares by check must be received prior to the close of the regular trading session of the New York Stock Exchange, which is ordinarily 4 p.m. Eastern time, to be effective on the date received. If an order or payment is received on a non-business day or after the close of the New York Stock Exchange, the order will be effective on the next business day. All payments must be received by the Transfer Agent prior to the close of the Federal Reserve on the day the trade is placed.

Purchase orders in good form (described below) and payment received by the Transfer Agent by 12 noon Eastern time will receive that day's net asset value and earn the dividend on the date of purchase; and (2) at or after 12 noon but before the close of the NYSE (generally 4 p.m. Eastern time) will receive that day's net asset value but will not earn the dividend declared on the date of purchase, provided that payment is received prior to the NYSE close for checks and prior to the

8

Federal Reserve closing for wire payments. NSCC payments are received after the fund closing on settlement date; therefore the dividend is earned the day after settlement date (generally T+2). All purchases that are made by check or exchange from an existing SSgA Fund will begin earning dividends the following business day after the purchase date (T+1).

Notwithstanding the foregoing provisions, the Fund reserves the right to accept orders to purchase or redeem shares on any day that is not a business day and the Federal Reserve or National Securities Clearing Corporation remains open. Also, the Fund may designate special hours of operation on any such day. In the event that the Fund invokes the right to accept orders to purchase or redeem shares on any day that is not a business day or adopt special hours of operation, the Funds will post advance notice of these events at www.ssgafunds.com.

Order and Payment Procedures. There are several ways to invest in the SSgA Funds. The Funds require a purchase order in good form, which consists of a completed and signed application for each new account, unless the account is opened through a third party which has a signed agreement with the Distributor or the SSgA Funds and does not require a completed pplication to be submitted to the SSgA Funds. For additional information, including the IRA package, additional applications or other forms, call the Customer Service Department at 1-800-647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.ssgafunds.com.

Customer Identification. We are required by law to obtain certain personal information from you which will be used by us to verify your identity. When you open an account, we will ask for your name, residential address, date of birth (for individuals), taxpayer or other government identification number and other information that will allow us to identify you. We may also request to review other identifying documents such as driver's license, passport or documents showing the existence of the business entity. If you do not provide the personal information requested on the account application, we may not be able to open your account. Failure to provide the personal information requested on the account application may also result in a delay in the date of your purchase or in the rejection of the application and the return of your investment monies. After your account has been opened, if we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable. The SSgA Funds reserve the right to reject any purchase order.

Large Transaction Notification. To allow the Advisor to manage the Fund most effectively, investors are strongly urged to initiate all trades (investments, exchanges or redemptions of shares) as early in the day as possible and to notify the Transfer Agent at least one day in advance of transactions in excess of $5 million. The SSgA Funds reserve the right to reject purchase orders in the absence of adequate notification of a purchase order in excess of $5 million.

Mail. For new accounts, please mail the completed application and check. Additional investments should also be made by check. You must include the Fund name and account number on your check, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds or State Street Bank. If using a servicing agent or broker-dealer, please verify with them the proper address or instructions required before writing and mailing your check. All purchase requests should be mailed to one of the following addresses:

Regular Mail:	Registered, Express or Certified Mail:
SSgA Funds P.O. Box 8317 Boston, MA 02266-8317	SSgA Funds 30 Dan Road Canton, MA 02021

All purchases made by check should be in US dollars from a US bank. Third party checks for initial purchases and checks drawn on credit card accounts for new and initial purchases will not be accepted.

Federal Funds Wire. You may make initial or subsequent investments by wiring federal funds to State Street Bank by:

1.  Telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time, and stating: (a) your account registration number, address and social security or tax identification number; (b) the name of the Fund in which the investment is to be made and the account number; and (c) the exact amount being wired.

2.  Instructing the wiring bank to wire federal funds to:

  State Street Bank and Trust Company
2 Avenue DeLafayette, Boston, MA 02111
ABA #0110-0002-8
DDA #9904-631-0
SSgA (Name of Fund) Fund(s)
Account Number and Registration
Dollar Amount Per Account (if one wire is to cover more than one purchase)

If all wires, checks and transfers are not identified properly as instructed above, the Transfer Agent may delay, reject and/or incorrectly apply the settlement of your purchase. Any wires received at State Street Bank without a corresponding call into the Customer Service Department will be purchased as indicated on the wire at the next determined net asset value and will earn the dividend declared on the next business day, if applicable according to the Fund.

Automatic Investment Plan. Once the initial investment has been made, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit through Automatic Clearing House (ACH) by debiting your bank checking account. Please complete the appropriate section of the application and attach a voided personal check to correctly code your account with the bank instructions. Once this option has been established, you may call the Customer Service Department at 1-800-647-7327 prior to 4 p.m. Eastern time to

9

make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.

REDEMPTION OF FUND SHARES

Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request by following one of the methods described below. A business day is one on which the New York Stock Exchange is open. Redemption requests must be received prior to 12 noon Eastern time. The shares will be redeemed using that day's closing price and the proceeds ordinarily will be wired the same day according to pre-designated instructions. Redemption instructions received after 12 noon and before the close of the regular trading session of the New York Stock Exchange, which is ordinarily 4 p.m. Eastern time, will receive that day's closing price and the proceeds ordinarily wired the following business day, except as otherwise noted below. On days on which the Bond Market Association recommends an early or complete closure of the bond markets, redemption proceeds may be sent the next business day.

A dividend will be paid on shares redeemed if the redemption request is received by the Transfer Agent after 12 noon Eastern time but before the close of the New York Stock Exchange. Telephone redemption requests received before 12 noon Eastern time will not be entitled to that day's dividend.

On Federal Reserve holidays, redemption proceeds ordinarily will be wired the next business day. On days on which the Bond Market Association recommends an early or complete closure of the bond markets, redemption proceeds ordinarily will be sent the next business day. Unless otherwise specified, payments of redemption proceeds will be sent to your address of record. All written requests and redemption proceeds that are sent by check and ACH will receive that day's dividend.

Notwithstanding the foregoing provisions, the Fund reserves the right to accept orders to purchase or redeem shares on any day that is not a business day and the Federal Reserve or National Securities Clearing Corporation remains open. Also, the Fund may designate special hours of operation on any such day. In the event that the Fund invokes the right to accept orders to purchase or redeem shares on any day that is not a business day or adopt special hours of operation, the Funds will post advance notice of these events at www.ssgafunds.com.

If you purchased Fund shares by check or an automatic investment program (AIP) and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the Fund will generally postpone sending redemption proceeds until it can verify that the check or AIP investment has been collected, but in no event will this delay exceed 15 days. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check.

Checkwriting Service. If you have authorized the check writing feature on the application and have completed the signature card, you may redeem shares in your account by check, provided that the appropriate signatures are on the check. The minimum check amount is $500. There is a one-time service charge of $5 per Fund to establish this feature, and you may write an unlimited number of checks provided that the account minimum of $1,000 per Fund is maintained.

Telephone and Other Electronic Redemptions. Shareholders may normally redeem Fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The SSgA Funds and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the SSgA Funds, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing and bear a medallion guarantee. See "Redemption and Exchange Requests in Writing." The SSgA Funds, the Distributor or the Transfer Agent will be responsible for fraudulent or unauthorized instructions received only if they act with willful misfeasance, bad faith or gross negligence.

During periods of significant or unusual economic or market activity, shareholders giving instructions by phone may encounter delays.

Redemption Proceeds by Wire. Upon request, redemption proceeds of $1,000 or more will be wire transferred to your account at a domestic commercial bank that is a member of the Federal Reserve System. You must indicate this option on your application or letter of instruction in good order. If bank instructions are not indicated on the account, a medallion guaranteed letter of instruction is required to add the bank information to send proceeds via wire. The SSgA Funds do not provide wire transfer service for redemption proceeds of less than $1,000. The shares will be redeemed from the account on the day the redemption instructions are received and the proceeds wire will normally be sent the same business day. Although the SSgA Funds do not charge a fee for this service, it reserves the right to charge a fee for the cost of wire-transferred redemptions, and your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature.

Redemption Proceeds by Check. Telephone redemption requests for proceeds less than $50,000 may be sent by check and to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price. All proceeds by check will

10

normally be sent the following business day but may take up to seven business days. Requests for redemptions over $50,000 must be in writing and bear a medallion guarantee. Please follow instructions under "Redemption Requests in Writing."

Redemption and Exchange Requests in Writing. In certain circumstances, a shareholder will need to make a request to sell or exchange shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). In order for a redemption or exchange request to be received by the Transfer Agent in good form, the shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a medallion guarantee, which protects them against fraudulent orders. A written request for redemption or exchange with a medallion guarantee will be required if:

1.  Your address of record has changed within the past 60 days;

2.  You are redeeming more than $50,000 worth of shares;

3.  You are requesting that a payment be sent to an address other than the address of record; or

4.  You are requesting that a payment be made payable to persons other than the registered owner(s).

Medallion guarantees can usually be obtained from the following sources:

1.  A broker or securities dealer, registered with a domestic stock exchange;

2.  A federal savings, cooperative or other type of bank;

3.  A savings and loan or other thrift institution;

4.  A credit union; or

5.  A securities exchange or clearing agency.

Please check with the institution prior to signing to ensure that they are an acceptable medallion guarantor. A notary public cannot provide a medallion guarantee.

Seller	Requirements for Written Requests
Owner of individual, joint, sole proprietorship, UGMA/UTMA (custodial accounts for minors) or general partner accounts	• Letter of instruction, signed by all persons authorized to sign for the account stating general titles/capacity, exactly as the account is registered; and
• Medallion guarantee, if applicable (see above).

Owners of corporate or association accounts	• Letter of instruction signed by authorized person(s), stating capacity as indicated by the corporate resolution;
• Corporate resolution, certified within the past 6 months; and
• Medallion guarantee, if applicable (see above).

Seller	Requirements for Written Requests
Owners or trustees of trust accounts	• Letter of instruction, signed by all trustees;
• If the trustees are not named in the registration, please provide a copy of the trust document, proof of capacity or incumbency and court order certified within the past 60 days; and
• Medallion guarantee, if applicable (see above).

Joint tenancy shareholders whose co-tenants are deceased	• Letter of instruction signed by surviving tenant(s); • Certified copy of the death certificate; and • Medallion guarantee, if applicable (see above).

Please contact the Customer Service Department at 1-800-647-7327 for questions and further instructions.

Systematic Withdrawal Plan by Check. If your account balance is over $10,000, you may request periodic cash withdrawals automatically be paid to you or any person you designate. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

Systematic Withdrawal Plan by ACH. You may make automatic withdrawals of $100 or more by completing the appropriate sections of the application. You must also attach a voided check to code your account with the correct wire instructions. This option allows you to designate future withdrawal dates and amounts as long as your account balance is over $10,000.

Please note that proceeds from ACH withdrawals will be transmitted to the investor's bank within two business days after the trade is placed or executed automatically.

Suspension of Shareholder Redemptions. The SSgA Funds reserve the right to suspend the right of shareholder redemption, or postpone the date of payment for more than seven days: (1) if emergency conditions should exist, as specified in the 1940 Act, or as determined by the SEC, as a result of which disposal of portfolio securities or determination of the net asset value of the Funds are not reasonably practicable; (2) for any period during which trading on the New York Stock Exchange is restricted as determined by the SEC or the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (3) for such other periods as the SEC may by order permit for the protection of shareholders of the Funds.

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EXCHANGES

Telephone Exchange and Systematic Exchange. Subject to satisfying the minimum investment requirement, investors may have $100 or more of their Fund shares exchanged for shares of any other SSgA Fund on a business day. There is no charge for this service. To use this option, contact the Customer Service Department at 1-800-647-7327. For telephone exchanges, shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made over the phone if the registrations of the two accounts are identical. For systematic exchanges, you can choose the date, the frequency (monthly, quarterly or annually) and the amount. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the Fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss to the shareholder. Please contact your tax advisor. The SSgA Funds reserve the right to terminate or modify the exchange privilege in the future. Shares exchanged into the Fund will begin earning dividends the next business day after the exchange is processed (generally Trade date +1).

DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS

The SSgA Funds have adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. The Plan allows a Fund to pay distribution and other fees for the sale and distribution of Fund shares and for services provided to shareholders. In addition, under the Plan, a Fund may pay shareholder servicing fees to Intermediaries, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Payments to the Distributor by the SSgA Funds for the sale and distribution of Fund shares are not permitted by the Plan to exceed .25% of the Fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The SSgA Funds are offered without imposition of a front-end sales load or contingent deferred sales load. Long-term shareholders of a Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

The Advisor or Distributor, or an affiliate of the Advisor or Distributor, out of its own resources, and without additional cost to the SSgA Funds and their shareholders, may directly or indirectly make additional cash payments, as described below, to Intermediaries who sell shares of the SSgA Funds. Such payments and compensation are in addition to the Rule 12b-1 fees paid by the SSgA Funds. These additional cash payments are generally made monthly to Intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the Intermediary. Cash compensation may also be paid to Intermediaries for inclusion of a Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Intermediary provides shareholder services to Fund shareholders. Additional cash payments to Intermediaries will vary. For more information regarding these arrangements, please read "Distribution and Shareholder Servicing" in the Statement of Additional Information.

From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor, may also pay non-cash compensation to the sales representatives of Intermediaries. Examples of such compensation include the following: (1) ordinary and usual gratuities, tickets and other business entertainment; and/or (2) sponsorship of regional or national events of Intermediaries. The cost of all or a portion of such non-cash compensation may be borne indirectly by the SSgA Funds as expense reimbursement payments to the Distributor under the Plan.

Third Party Transactions. The SSgA Funds have authorized Intermediaries to accept purchase, redemption and exchange orders on the Fund's behalf. The Intermediary is responsible for the timely delivery of any order to the SSgA Funds. Therefore, orders received prior to the close of the New York Stock Exchange by an Intermediary that has been authorized to accept orders on the Fund's behalf (or other intermediaries designated by the Intermediary) will be deemed accepted by the Fund the same day and will be executed at that day's closing share price. Each Intermediary's agreement with the Fund permits the Intermediary to transmit orders received by the Intermediary (or its designee) prior to the close of regular trading on the New York Stock Exchange to the Fund after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the Intermediary (or its designee). The Funds are not responsible for the failure of an Intermediary to process a transaction for you in a timely manner. If you are purchasing, selling, exchanging or holding Fund shares through a program of services offered by an Intermediary, you may be required by the Intermediary to pay additional fees. You should contact the Intermediary for information concerning what additional fees, if any, may be charged.

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PRICING OF FUND SHARES

The Fund determines the price per share twice each business day as of 12 noon Eastern time and as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4 p.m. Eastern time).

A business day is one on which the New York Stock Exchange is open for regular trading. The price per share of the Fund is computed by adding the value of all securities and other assets of the Fund, deducting accrued liabilities, dividing by the number of shares outstanding and rounding to the nearest cent. Pricing does not occur on non-business days.

A money market fund seeks to maintain a $1.00 per share net asset value and, accordingly, uses the amortized cost valuation method to value its portfolio instruments. The amortized cost valuation method initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

Share value for purchase, redemption or exchange will be based on the net asset value next calculated after your order is received in good form (i.e., when all required documents and your check or wired funds are received). See "Purchase of Fund Shares," "Redemption of Fund Shares," and "Exchanges" for more information.

DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare dividends on shares of the Funds from net investment income daily and have them payable as of the last business day of each month. Distributions will be made at least annually from net short-term and long-term capital gains, if any. In most instances, distributions will be declared and paid in mid-October with additional distributions declared and paid in December, if required, for the Funds to avoid imposition of a 4% federal excise tax on undistributed capital gains. The Funds do not expect any material long-term capital gains or losses.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver Fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant Fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant Fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the Fund shortly after a purchase of shares will reduce the per share net asset value of the Fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.

Distribution Option. You can choose from four different distribution options as indicated on the application:

•  Reinvestment Option—Dividends and capital gain distributions will be automatically reinvested in additional shares of the Fund. If you do not indicate a choice on the application, this option will be automatically assigned.

•  Income-Earned Option—Capital gain distributions will be automatically reinvested, but a check, direct deposit (ACH) or wire will be sent for each dividend distribution.

•  Cash Option—A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

•  Direct Dividends Option—Dividends and capital gain distributions will be automatically invested in another identically registered SSgA Fund.

If the cash option is selected and you chose a wire, the distribution will be sent to a pre-designated bank by the payable date. If you chose cash option and requested a check, the check will be mailed to you. Direct deposits through ACH are normally received by the investor's bank account two business days after payable date of the distribution and generally are not charged a fee by the bank. If cash option has been selected and the account is closed anytime during the month, the dividends will automatically be wired the following business day after the redemption to the bank where the redemption wire was sent. If an account is closed during the month and dividends were to be reinvested, the proceeds will automatically be sent by check to the address of record.

For dividends declared daily and paid monthly, the proceeds will be wired (if that option is elected) to a pre-designated bank. You should verify with the receiving bank, as it may charge a fee to accept this wire. Direct deposits through the ACH are transmitted to the investor's bank account two days after the payable date of the distributions and generally are not charged a fee by a bank.

TAXES

The tax discussion in this Prospectus is only a summary of certain United States federal income tax issues generally affecting the Fund and its shareholders. The following assumes any Fund shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the Fund with your tax advisor.

Dividends from net investment income (other than qualified dividend income, as described below) and distributions of net short-term capital gains are taxable to you as ordinary income

13

under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term capital gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Under current federal income tax law (in effect for taxable years beginning on or before December 31, 2010), distributions of earnings from qualified dividends received by the Funds from domestic corporations and qualifying foreign corporations, provided certain requirements are satisfied, will be taxable at the same rate as long-term capital gains, which is currently 15%, instead of at the ordinary income rate. No capital gain or loss for a shareholder is anticipated upon sale or exchange of shares because a money market Fund seeks to maintain a stable $1.00 per share net asset value.

The Fund's distributions, whether received in cash or reinvested in additional shares of the Fund, may also be subject to state or local taxes, whether received in cash or additional shares. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the Fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Distributions by the Fund that are designated as "exempt-interest dividends" generally may be excluded from a shareholder's gross income for federal income tax purposes. However, such income may still be subject to state or local taxation. The Fund intends to distribute tax-exempt income.

Because the yields on municipal bond funds and other tax-exempt funds are usually lower than those on taxable bond funds, you may not always benefit from a tax-exempt investment. Some taxable investments may serve you better. To determine which is more suitable, determine the tax-exempt Fund's taxable equivalent yield. You do this by dividing the Fund's tax-exempt yield by the total of 100% minus your tax bracket. For example, if you are in the 25% federal tax bracket, and you can earn a tax-exempt yield of 5%, the taxable equivalent yield would be 6.67% (5% divided by 75% [100% minus 25%]). In this example, you would choose the tax-exempt Fund if its taxable equivalent yield of 6.67% were greater than the yield of a similar, though taxable investment.

The Fund may purchase certain private activity securities whose interest is subject to the federal alternative minimum tax for individuals. If the Fund purchases such securities, investors who are subject to the alternative minimum tax will be required to report a legally determined portion of the Fund's dividends as a tax preference item in determining their federal income tax.

You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. The Fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the Fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding. This is not an additional tax but can be credited against your tax liability. Shareholders that invest in the Fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investing through such an account.

Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the United States federal income tax and its withholding requirements applies to them.

14

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The financial highlights were audited by Deloitte & Touche LLP, for fiscal years ended 2005, 2006 and 2007 (fiscal years ended 2003 and 2004 were audited by PricewaterhouseCoopers LLP), whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request by calling the Distributor at 1-800-647-7327 or on the Funds' website at www.ssgafunds.com.

	Fiscal Years Ended August 31,
	2007	2006	2005	2004	2003
NET ASSET VALUE, BEGINNING OF PERIOD	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
INCOME FROM OPERATIONS:
Net investment income	.0310	.0262	.0146	.0048	.0069
Net realized and unrealized gain (loss)	— [b]	— [b]	—	.0003	—
Total From Investment Operations	.0310	.0262	.0146	.0051	.0069
DISTRIBUTIONS:
From net investment income	(.0310)	(.0262)	(.0146)	(.0048)	(.0069)
From net realized gain	—	—	—	(.0003)	—
Total Distributions	(.0310)	(.0262)	(.0146)	(.0051)	(.0069)
NET ASSET VALUE, END OF PERIOD	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
TOTAL RETURN (%)	3.14	2.65	1.47	.50	.69
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000 omitted)	463,266	522,007	453,917	398,518	445,166
Ratios to average net assets (%):
Operating expenses, net	.52	.53	.54	.57	.53
Operating expenses, gross	.53	.53	.54	.57	.53
Net investment income	3.09	2.65	1.50	.47	.69

b  Less than $.005 per share.

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SSgA FUNDS

SSgA Money Market Fund

SSgA US Government Money Market Fund

SSgA Tax Free Money Market Fund

SSgA Yield Plus Fund

SSgA Bond Market Fund

SSgA Intermediate Fund

SSgA High Yield Bond Fund

SSgA Disciplined Equity Fund

SSgA Small Cap Fund

SSgA Core Opportunities Fund

SSgA Tuckerman Active REIT Fund

SSgA Aggressive Equity Fund

SSgA IAM SHARES Fund

SSgA Concentrated Growth Opportunities Fund

SSgA Large Cap Value Fund

SSgA Enhanced Small Cap Fund

SSgA Directional Core Equity Fund

SSgA Core Edge Equity Fund

SSgA S&P 500 Index Fund

SSgA Emerging Markets Fund

SSgA International Stock Selection Fund

SSgA International Growth Opportunities Fund

SSgA Life Solutions Balanced Fund

SSgA Life Solutions Growth Fund

SSgA Life Solutions Income and Growth Fund

ADDITIONAL INFORMATION ABOUT THE SSgA FUNDS

For more information about the SSgA Funds, the following documents are available without charge:

Annual and Semi-Annual Reports. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In each Fund's annual report (other than money market funds), you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Funds including, but not limited to, information about the SSgA Funds' policies with respect to selective disclosure of each Fund's portfolio holdings.

The annual report and the SAI for each Fund are incorporated into this Prospectus by reference. You may obtain free copies of the annual report, semi-annual report or the SAI of the Funds, and may request other information or make other inquiries, by contacting the Distributor at:

State Street Global Markets LLC
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900
1-800-997-7327

The Funds' Prospectus, SAI and annual and semiannual reports to shareholders are available, free of charge, on the Funds' website at www.ssgafunds.com.

You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SSgA Funds' SEC File No. 811-05430

TEMMPROSP (12/07)

Filed pursuant to Rule 485(b)
File Nos. 33-19229; 811-5430

SSgA FUNDS

State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900
1-800-997-7327
www.ssgafunds.com

SSgA US TREASURY MONEY MARKET FUND

As with all mutual funds, the Securities and Exchange Commission (the "SEC") has neither determined that the information in this Prospectus is accurate and complete, nor approved or disapproved of these securities. Any representation to the contrary is a criminal offense.

The US Treasury Money Market Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations that are issued or guaranteed as to principal and interest by the US Government and repurchase agreements backed by such securities.

PROSPECTUS DATED DECEMBER 18, 2007

2

INVESTMENT STRATEGIES
AND PRINCIPAL RISKS

Through this Prospectus, the SSgA Funds (also referred to throughout this Prospectus as "the Funds") offers shares in the SSgA US Treasury Money Market Fund (the "Fund").

The SSgA Funds are an open-end investment management company diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objective of the Fund may be changed only with the approval of a majority of the Fund's shareholders as defined in the 1940 Act. SSgA Funds Management, Inc. (the "Advisor") serves as the Funds' investment advisor.

INVESTMENT OBJECTIVE

The US Treasury Money Market Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations that are issued or guaranteed as to principal and interest by the US Government and repurchase agreements backed by such securities.

PRINCIPAL INVESTMENT STRATEGIES

The Fund's investment policy is to invest its assets primarily in US Treasury bills, notes and bonds (which are direct obligations of the US Government) and repurchase agreements backed by such securities. The Fund will invest no more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. Under normal market conditions, the US Treasury Money Market Fund will be 100% invested in such securities, but in no event less than 80%. Shareholders will be notified 60 days prior to changing the nonfundamental 80% investment policy. The basis for calculating total assets for purposes of the 80% test includes the Fund's net assets plus any borrowings for investment purposes. The 80% investment requirement applies at the time the Fund invests its assets.

Fund managers base their decisions on the relative attractiveness of different money market investments which can vary depending on the general level of interest rates as well as supply and demand imbalances in the market. Because the Fund intends to meet its investment objective by investing only in US Treasury bills, notes and bonds, its return may be less than a Fund which can invest without limitation in all types of securities.

The US Treasury Money Market Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Fund's Investment Policies and Risks" in this Prospectus: Money market securities; US government securities, portfolio maturity, and repurchase agreements.

The US Treasury Money Market Fund is subject to the following risks, as described under "Principal Risks:" Government securities, interest rate, market, and money market.

PRINCIPAL RISKS

The following is an alphabetized description of the principal risks associated with an investment in the Fund. For additional information concerning the instruments and investment techniques identified in these descriptions, see "Additional Information about the Fund's Investment Policies and Risks."

Government Securities Risk. Investments in US government securities may return less than investments in non-government fixed income securities.

Interest Rate Risk. During periods of rising interest rates, a Fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Fund's yield (and the value of its securities) will tend to be higher than prevailing market rates. The longer the duration of the security, the more sensitive the security is to this risk. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration, but would reduce its value by approximately fifteen dollars if it had a 15-year duration.

Market Risk. The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Money Market Risk. Investment in a money market fund involves the risk that a Fund will not be able to maintain a $1.00 price per share at all times. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund. An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Money market funds are used as short-term investment vehicles. This entails frequent purchases and sales, which will increase the Fund's overall transactions costs.

3

RISK AND RETURN

The following bar chart illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year over the life of the Fund. A Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

Best Quarter — December 31, 2000: 1.59%
Worst Quarter — June 30, 2004: 0.21%
Year-to-Date — September 30, 2007: 3.74%

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market comparison (returns shown reflect no deductions for fees, taxes or expenses).

Average Annual Total Returns
For the Periods Ended December 31, 2006:

	1 Year	5 Years*	10 Years*
US Treasury Money Market Fund	4.87%	2.29%	3.69%
Citigroup 3-Month Treasury Bill	4.76%	2.35%	3.67%

*The returns would have been lower without the contractual expense reimbursement.

7-Day Yields
For the Period Ended December 31, 2006:

	Current	Effective
US Treasury Money Market Fund	4.93%	5.05%

Current yield information for the Fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

4

PORTFOLIO HOLDINGS

A description of the SSgA Funds' policies with respect to the disclosure of its portfolio securities ("Disclosure Policies") is available in the Statement of Additional Information. The Disclosure Policies govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the SSgA Funds. Disclosure of each Fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter or subsequent to periodic portfolio holdings disclosure in the Funds' filings with the SEC on their website at www.ssgafunds.com.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None

Maximum Deferred Sales Charge (Load)	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends or Other Distributions	None

Redemption Fee	None

Exchange Fee	None

Maximum Account Fee	None

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

Management Fee	.15%
Distribution and Shareholder Service (12b-1) Fees[1]	.05%
Other Expenses	.11%
Gross Expenses	.31%
Less Contractual Management Fee Waivers and Reimbursements[2]	(.11)%
Total Annual Expenses After Waivers and Reimbursements	.20%

  1  The stated fee includes .02% for 12b-1 Distribution and .03% for 12b-1 Shareholder Servicing Fees.

  2  The Advisor has contractually agreed to waive up to the full amount of the Management Fee and to reimburse the Fund for all expenses to the extent that total expenses (exclusive of non-recurring account fees and extraordinary expenses) exceed .20% of average daily net assets on an annual basis until December 31, 2008. The annual Management Fee after waiver and reimbursement is .05%.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$20	$78	$152	$372

Investors purchasing Fund shares through a financial intermediary, such as a bank, broker-dealer, financial advisor or other financial institution (referred to individually as an "Intermediary" or collectively as "Intermediaries") may also be required to pay additional fees for services provided by the Intermediary. Such investors should contact the Intermediary for information concerning what additional fees, if any, will be charged.

5

MANAGEMENT OF THE FUND

Investment Advisor. SSgA Funds Management, Inc. (the "Advisor"), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the investment advisor for the SSgA Funds and directs the Funds' investments in accordance with each Fund's investment objective, policies and restrictions.

The Advisor is registered with the SEC as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of November 30, 2007, the Advisor had over $145 billion in assets under management. The Advisor, State Street Bank and Trust Company (State Street) and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. With over $2 trillion under management as of November 30, 2007, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.

The Advisor is responsible for making investment decisions for the SSgA Funds and managing each Fund's affairs and business, subject to the supervision of the Board of Trustees. The Advisor provides investment advisory services to a number of other investors and investment companies, as well as the SSgA Funds. The Board of Trustees of the SSgA Funds considers the renewal of the investment advisory agreement annually. A discussion of the basis for the Board's consideration and approval of the investment advisory agreement is contained in the Funds' annual reports, which are available upon request by calling the Distributor at 1-800-647-7327 or on the Funds' website at www.ssgafunds.com.

For these services, the Fund pays the Advisor an annual management fee, calculated daily and paid monthly, of 0.05%, after fee waiver and reimbursement, of the average daily net asset value of the Fund.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES
AND RISKS

The investment objective of the Fund is fundamental and may not be changed without shareholder approval. This section contains a detailed description of particular types of instruments or particular investment strategies (Investment Policies) that are considered principal to the achievement of the Fund's investment objective, as identified in "Principal Investment Strategies" above. The Investment Policies described below reflect the Fund's current practices. Risk information related to the Investment Policies described below is contained in the Principal Risks section. Additional risk information applicable to the Investment Policy may also be described below. Please read the Principal Risks section carefully. Investors are also encouraged to read the Statement of Additional Information (see back cover of this Prospectus for information on how to obtain the Statement of Additional Information). The Statement of Additional Information may also contain additional details on the Investment Policies described below. Additionally, the Fund has Investment Policies that are not principal to the achievement of the Fund's investment objective as well as investment restrictions that are described in the Fund's Statement of Additional Information. There can be no assurance that the Investment Policies will ensure achievement of the Fund's investment objective.

Money Market Securities. Money market securities are high-quality, short-term securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security's maturity. Examples of money market securities include bank certificates of deposit, bankers' acceptances, bank time deposits, notes, commercial paper and US government securities.

US Government Securities. US government securities are high-quality securities issued or guaranteed by the US Treasury or by an agency or instrumentality of the US government. US government securities may be backed by the full faith and credit of the US Treasury, the right to borrow from the US Treasury, or the agency or instrumentality issuing or guaranteeing the security.

Portfolio Maturity. A money market fund must limit its investments to securities with remaining maturities determined in accordance with applicable SEC regulations and must maintain a dollar-weighted average maturity of 90 days or less. A Fund will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if the Advisor finds it advantageous or necessary. Investing in short-term money market instruments will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect a Fund's price or yield.

Repurchase Agreements. A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price. If the party that enters into a repurchase agreement with the Fund is unable to honor its obligations under the repurchase agreement, the Fund could lose money.

6

SHAREHOLDER INFORMATION

PURCHASE OF FUND SHARES

Distribution and Eligible Investors. Shares of the Fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor). Provided that the minimum purchase requirements are met, shares of the Fund may be purchased directly by individuals or by institutions which invest for their own account or in a fiduciary or agency capacity, or through third party financial institutions which are permitted by contract with the SSgA Funds or the Distributor to offer shares (a "Financial Intermediary"). Financial Intermediaries are advisors, securities brokers, banks and financial institutions or other industry professionals or organizations that have entered into a shareholder servicing agreement with the Distributor with respect to investment of its accounts in the Fund. Information on Financial Intermediaries offering the Fund is available through the Distributor.

Minimum Initial Investment. The Fund requires a minimum initial investment of $10 million. The Fund may, in its discretion, allow investors up to six (6) months from the date of initial investment to meet the minimum investment amount. The Fund or the Distributor reserves the right, each in its discretion, to close any account where the balance in any account has fallen below $2 million. In such cases, the Transfer Agent will give shareholders 60 days' notice that the account will be closed unless investment is made to increase the balance of an account to the required minimum. Investment in other SSgA Funds may be counted toward the minimum investment and minimum balance amounts. Holdings of related customer accounts may be aggregated for purposes of determining the minimum investment amount. "Related customer accounts" shall include, but not be limited to, accounts held by the same investment or retirement plan, financial institution, broker, dealer or Intermediary. The Fund reserves the right to increase or decrease the minimum amount required to open or maintain an account.

Purchase Dates and Times. Fund shares may be purchased on any business day at the net asset value next determined after the receipt of the purchase order. A business day is one on which the New York Stock Exchange is open. The Federal Reserve is closed on certain holidays on which the New York Stock Exchange is open. These holidays are Columbus Day and Veteran's Day. On these holidays, you will not be able to purchase shares by wiring federal funds because federal funds wiring does not occur on these holidays. All purchases must be made in US dollars. Payments for Fund shares must be received by the Transfer Agent, and the accompanying payment must be in federal funds (or converted to federal funds by the Transfer Agent) by 3 p.m. Eastern time (the Pricing Time) before the purchase order can be accepted. If an order or payment is received on a non-business day or after the Pricing Time, the order will be effective on the next business day.

Purchase orders in good form (described below) and payments which are accepted prior to the Pricing Time will receive that day's net asset value and will earn the dividend declared on the date of purchase. All purchases that are made by check or exchange will begin earning dividends the following business day after the purchase date (trade date + 1). Trades placed through National Securities Clearing Corporation ("NSCC") will not earn interest until the day after the trade settles (generally trade date + 2, but in some cases could be trade date + 4).

Notwithstanding the foregoing provisions, the Fund reserves the right to accept orders to purchase or redeem shares on any day that is not a business day and the Federal Reserve or NSCC remains open. Also, the Fund may designate special hours of operation on any such day. In the event that the Fund invokes the right to accept orders to purchase or redeem shares on any day that is not a business day or adopt special hours of operation, the Funds will post advance notice of these events at www.ssgafunds.com.

Large Transaction Notification. To allow the Advisor to manage the Fund most effectively, investors are strongly urged to initiate all trades (investments, exchanges or redemptions of shares) as early in the day as possible and to notify the Transfer Agent at least one day in advance of transactions in excess of $25 million. The SSgA Funds reserve the right to reject purchase orders in the absence of adequate notification of a purchase order in excess of $25 million.

Federal Funds Wire. In order to assure timely processing of purchase orders, the SSgA Funds strongly recommend that you make initial or subsequent investments by wiring federal funds to the Transfer Agent by:

1.  Completing the SSgA Funds' Institutional Account Application and fax it to (617) 664-6011. Please confirm that the fax was received by calling 1-800-997-7327.

2.  Telephoning State Street Bank and Trust Company at 1-800-647-7327 and providing: (1) the investor's account registration number, address and social security or tax identification number; (2) the name of the Fund; (3) the amount being wired; (4) the name of the wiring bank; and (5) the name and telephone number of the person at the wiring bank to be contacted in connection with the order.

3.  Instructing the wiring bank to wire federal funds to:

State Street Bank and Trust Company
2 Avenue DeLafayette
Boston, MA 02111
ABA #0110-0002-8
DDA# 9904-631-0
SSgA US Treasury Money Market Fund
Account Number and Registration

Orders transmitted via this purchase method will be credited when federal funds are received by State Street. You will not be permitted to redeem shares from the account until an original

7

completed application has been received. Please send completed applications to: State Street Bank, attention SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. Please reference the account number on the application.

Mail. To purchase shares by mail, send a check or other negotiable bank draft payable to: State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: SSgA US Treasury Money Market Fund. Third party checks for initial purchases and checks drawn on credit card accounts for new and initial purchases will not be accepted. Certified checks are not necessary; however, all checks should be drawn in United States dollars on a United States bank. Initial investments should be accompanied by a completed application, and subsequent investments are to be accompanied by the investor's account number.

REDEMPTION OF FUND SHARES

Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request by following one of the methods described below. A business day is one on which the New York Stock Exchange is open. Proceeds of redemption requests received before 3 p.m. Eastern time ordinarily will be sent on the same business day, except as otherwise noted below.

Redemption requests must be received prior to 3 p.m. Eastern time in order to be effective on the date received. No dividends will be paid on shares on the date of redemption. On Federal Reserve holidays, redemption proceeds ordinarily will be sent the next business day. On days on which the Bond Market Association recommends an early or complete closure of the bond markets, redemption proceeds ordinarily will be sent the next business day. Unless otherwise directed, payments will be sent to your address of record. All written requests and redemption proceeds that are sent by check (versus wire) will receive that day's dividend.

Notwithstanding the foregoing provisions, the Fund reserves the right to accept orders to purchase or redeem shares on any day that is not a business day and the Federal Reserve or National Securities Clearing Corporation remains open. Also, the Fund may designate special hours of operation on any such day. In the event that the Fund invokes the right to accept orders to purchase or redeem shares on any day that is not a business day or adopt special hours of operation, the Funds will post advance notice of these events at www.ssgafunds.com.

If you purchased Fund shares by check or an automatic investment program (AIP) and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the Fund will generally postpone sending redemption proceeds until it can verify that the check or AIP investment has been collected, but in no event will this delay exceed 15 days. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check.

Telephone and Other Electronic Redemptions. Shareholders may normally redeem Fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The SSgA Funds and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the SSgA Funds, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing and bear a medallion guarantee. See "Redemption and Exchange Requests in Writing." The SSgA Funds, the Distributor or the Transfer Agent will be responsible for fraudulent or unauthorized instructions received only if they act with willful misfeasance, bad faith or gross negligence.

During periods of significant or unusual economic or market activity, shareholders giving instructions by phone may encounter delays.

Redemption Proceeds by Wire. Upon request, redemption proceeds of $1,000 or more will be wire transferred to your account at a domestic commercial bank that is a member of the Federal Reserve System. You must indicate this option on your application or letter of instruction in good order. If bank instructions are not indicated on the account, a medallion guaranteed letter of instruction is required to add the bank information to send proceeds via wire. The SSgA Funds do not provide wire transfer service for redemption proceeds of less than $1,000. The shares will be redeemed from the account on the day the redemption instructions are received and the proceeds wire will normally be sent the same business day. Although the SSgA Funds do not charge a fee for this service, it reserves the right to charge a fee for the cost of wire-transferred redemptions, and your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature.

Redemption Requests in Writing. In certain circumstances, you will need to make a request to sell shares in writing (please use the address for purchases by mail under "Purchase of Fund Shares"). The redemption will be processed based on the net asset value next determined after receipt by State Street of all required documentation in good order. Good order means that the request must include the following:

1.  A clear letter of instruction or a stock assignment stating the Fund and account number that the redemption is to be processed from, the dollar amount to be redeemed and where the proceeds are to be sent. The letter must be signed by all owners of the shares in the exact names in which they appear on the account, together with a guarantee of the signature of each owner by a bank, trust company or member of a recognized stock exchange; and

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2.  Such other supporting legal documents, if required by applicable law or the Transfer Agent, in the case of estates, trusts, guardianships, custodianships, corporations and pension and profit-sharing plans.

The US Treasury Money Market Fund reserves the right to redeem the shares in any account with a balance of less than $5 million as a result of shareholder redemptions. Before shares are redeemed to close an account, you will be notified in writing and allowed 60 days to purchase additional shares to meet the minimum account balance.

Suspension of Shareholder Redemptions. The SSgA Funds reserve the right to suspend the right of shareholder redemption, or postpone the date of payment for more than seven days: (1) if emergency conditions should exist, as specified in the 1940 Act, or as determined by the SEC, as a result of which disposal of portfolio securities or determination of the net asset value of the Funds are not reasonably practicable; (2) for any period during which trading on the New York Stock Exchange is restricted as determined by the SEC or the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (3) for such other periods as the SEC may by order permit for the protection of shareholders of the Funds.

EXCHANGES

Exchange Privilege. Subject to the Fund's minimum investment requirement, investors may exchange their Fund shares without charge for shares of any other SSgA Fund. Shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made: (1) by telephone if the registrations of the two accounts are identical; or (2) in writing addressed to State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: SSgA US Treasury Money Market Fund. If shares of the Fund were purchased by check, the shares must have been present in an account for 15 days before an exchange is made. The exchange privilege will only be available in states where the exchange may legally be made, and may be modified or terminated by the SSgA Funds upon 60 days' notice to shareholders. Interest on shares exchanged into the SSgA US Treasury Money Market Fund will begin the next business day after the exchange has been processed (generally T+1).

DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS

The SSgA Funds have adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. The Plan allows a Fund to pay distribution and other fees for the sale and distribution of Fund shares and for services provided to shareholders. In addition, under the Plan, a Fund may pay shareholder servicing fees to Intermediaries, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Payments to the Distributor by the SSgA Funds for the sale and distribution of Fund shares are not permitted by the Plan to exceed .25% of the Fund's average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The SSgA Funds are offered without imposition of a front-end sales load or contingent deferred sales load. Long-term shareholders of a Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

The Advisor or Distributor, or an affiliate of the Advisor or Distributor, out of its own resources, and without additional cost to the SSgA Funds and their shareholders, may directly or indirectly make additional cash payments, as described below, to Intermediaries who sell shares of the SSgA Funds. Such payments and compensation are in addition to the Rule 12b-1 fees paid by the SSgA Funds. These additional cash payments are generally made monthly to Intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the Intermediary. Cash compensation may also be paid to Intermediaries for inclusion of a Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Intermediary provides shareholder services to Fund shareholders. Additional cash payments to Intermediaries will vary. For more information regarding these arrangements, please read "Distribution and Shareholder Servicing" in the Statement of Additional Information.

From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor, may also pay non-cash compensation to the sales representatives of Intermediaries. Examples of such compensation include the following: (1) ordinary and usual gratuities, tickets and other business entertainment; and/or (2) sponsorship of regional or national events of Intermediaries. The cost of all or a portion of such non-cash compensation may be borne indirectly by the SSgA Funds as expense reimbursement payments to the Distributor under the Plan.

Third Party Transactions. The SSgA Funds have authorized Intermediaries to accept purchase, redemption and exchange orders on the Fund's behalf. The Intermediary is responsible

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for the timely delivery of any order to the SSgA Funds. Therefore, orders received prior to the close of the New York Stock Exchange by an Intermediary that has been authorized to accept orders on the Fund's behalf (or other intermediaries designated by the Intermediary) will be deemed accepted by the Fund the same day and will be executed at that day's closing share price. Each Intermediary's agreement with the Fund permits the Intermediary to transmit orders received by the Intermediary (or its designee) prior to the close of regular trading on the New York Stock Exchange to the Fund after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the Intermediary (or its designee). The Funds are not responsible for the failure of an Intermediary to process a transaction for you in a timely manner. If you are purchasing, selling, exchanging or holding Fund shares through a program of services offered by an Intermediary, you may be required by the Intermediary to pay additional fees. You should contact the Intermediary for information concerning what additional fees, if any, may be charged.

PRICING OF FUND SHARES

The Fund determines the price per share once each business day at 3 p.m. Eastern time.

A business day is one on which the New York Stock Exchange is open for regular trading. The price per share of the Fund is computed by adding the value of all securities and other assets of the Fund, deducting accrued liabilities, dividing by the number of shares outstanding and rounding to the nearest cent. Pricing does not occur on non-business days.

A money market fund seeks to maintain a $1.00 per share net asset value and, accordingly, uses the amortized cost valuation method to value its portfolio instruments. The amortized cost valuation method initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare dividends on shares of the Funds from net investment income daily and have them payable as of the last business day of each month. Distributions will be made at least annually from net short-term and long-term capital gains, if any. In most instances, distributions will be declared and paid in mid-October with additional distributions declared and paid in December, if required, for the Funds to avoid imposition of a 4% federal excise tax on undistributed capital gains. The Funds do not expect any material long-term capital gains or losses.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver Fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant Fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant Fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the Fund shortly after a purchase of shares will reduce the per share net asset value of the Fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.

Distribution Option. You can choose from four different distribution options as indicated on the application:

•  Reinvestment Option—Dividends and capital gain distributions will be automatically reinvested in additional shares of the Fund. If you do not indicate a choice on the application, this option will be automatically assigned.

•  Income-Earned Option—Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

•  Cash Option—A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

•  Direct Dividends Option—Dividends and capital gain distributions will be automatically invested in another identically registered SSgA Fund.

If the cash option is selected and you chose a wire or direct deposit (ACH), the distribution will be sent to a pre-designated bank by the payable date. If you chose cash option and requested a check, the check will be mailed to you. If cash option has been selected and the account is closed anytime during the month, the dividends will automatically be wired the following business day after the redemption to the bank where the redemption wire was sent. If an account is closed during the month and dividends were to be reinvested, the proceeds will automatically be sent by check to the address of record.

For dividends declared daily and paid monthly, the proceeds will be wired (if that option is elected) to a pre-designated bank. You should verify with the receiving bank, as it may charge a fee to accept this wire. Direct deposits through the ACH are transmitted to the investor's bank account two days after the payable date of the distributions and generally are not charged a fee by a bank.

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TAXES

The tax discussion in this Prospectus is only a summary of certain United States federal income tax issues generally affecting the SSgA Funds and their shareholders. The following assumes any Fund shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the SSgA Funds with your tax advisor.

For mutual funds generally, dividends from net investment income (other than qualified dividend income, as described below) and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Under current federal income tax law (in effect for taxable years beginning on or before December 31, 2010), distributions of earnings from qualifying dividends received by the SSgA Funds from domestic corporations and qualified foreign corporations will be taxable to non-corporate shareholders at the same rate as long-term capital gains, which is currently 15%, instead of at the ordinary income rate, provided certain requirements are satisfied.

Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the Fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Selling (including an exchange of) your Fund shares is a taxable event and may result in capital gain or loss. However, no capital gain or loss for a shareholder is anticipated because a money market fund seeks to maintain a stable $1.00 per share net asset value. With that exception, if you buy shares when a Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution, which will also reduce the per share net asset value of the Fund.

You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. You will also be advised of the percentage of the dividends from the Fund, if any, that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. If you purchase shares of the SSgA Funds through an Intermediary, that entity will provide this information to you.

Each Fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the Fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding. This is not an additional tax but can be credited against your tax liability. Shareholders that invest in a Fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investing through such an account.

Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the United States federal income tax and its withholding requirements applies to them.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The financial highlights were audited by Deloitte & Touche LLP, for fiscal years ended 2005, 2006 and 2007 (fiscal years ended 2003 and 2004 were audited by PricewaterhouseCoopers LLP), whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request by calling the Distributor at 1-800-647-7327 or on the Funds' website at www.ssgafunds.com.

	Fiscal Years Ended August 31,
	2007		2006		2005	2004	2003
NET ASSET VALUE, BEGINNING OF PERIOD	$1.0000		$1.0000		$1.0000	$1.0000	$1.0000
INCOME FROM OPERATIONS:
Net investment income	.0501		.0427		.0230	.0087	.0113
Net realized and unrealized gain (loss)	—	[b]	—	[b]	—	—	—
Total From Operations	.0501		.0427		.0230	.0087	.0113
DISTRIBUTIONS:
From net investment income	(.0501)		(.0427)		(.0230)	(.0087)	(.0113)
NET ASSET VALUE, END OF PERIOD	$1.0000		$1.0000		$1.0000	$1.0000	$1.0000
TOTAL RETURN (%)	5.13		4.36		2.32	.88	1.13
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ($000 omitted)	2,360,963		1,452,093		1,288,079	659,467	874,212
Ratios to average net assets (%):
Operating expenses, net	.20		.20		.20	.20	.20
Operating expenses, gross	.31		.36		.36	.36	.36
Net investment income	4.97		4.25		2.39	.86	1.16

b  Less than $.005 per share.

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ADDITIONAL INFORMATION ABOUT THE SSgA FUNDS

For more information about the SSgA Funds, the following documents are available without charge:

Annual and Semi-Annual Reports. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In each Fund's annual report (other than money market funds), you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Funds including, but not limited to, information about the SSgA Funds' policies with respect to selective disclosure of each Fund's portfolio holdings.

The annual report and the SAI for each Fund are incorporated into this Prospectus by reference. You may obtain free copies of the annual report, semi-annual report or the SAI of the Funds, and may request other information or make other inquiries, by contacting the Distributor at:

State Street Global Markets LLC
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900
1-800-997-7327

The Funds' Prospectus, SAI and annual and semiannual reports to shareholders are available, free of charge, on the Funds' website at www.ssgafunds.com.

You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SSgA Funds' SEC File No. 811-05430

USTMMPROSP (12/07)

Filed pursuant to Rule 485(b)

File Nos. 33-19229; 811-5430

SSgA FUNDS

State Street Financial Center

One Lincoln Street

Boston, Massachusetts  02111-2900

1-800-997-7327

www.ssgafunds.com

STATEMENT OF ADDITIONAL INFORMATION

SSgA CORE EDGE EQUITY FUND

DECEMBER 18, 2007

This Statement of Additional Information (“Statement”) is not a Prospectus but should be read in conjunction with the Funds’ current Prospectus dated December 18, 2007.  This Statement describes the SSgA Funds generally and provides additional information about the Fund listed above. To obtain, without charge, the Prospectus or the most recent Annual Report to Shareholders, which contains the Funds’ financial statements incorporated herein by reference, please call 1-800-647-7327. You may also obtain the Prospectus or Annual Report through the SSgA Funds’ website at www.ssgafunds.com.

1

HISTORY	3

DESCRIPTION OF INVESTMENTS AND RISKS	3

INVESTMENT STRATEGIES AND RISKS	3
HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES	9
SELECTIVE DISCLOSURE OF THE SSGA FUNDS’ PORTFOLIO HOLDINGS	12
INVESTMENT RESTRICTIONS	13
TEMPORARY DEFENSIVE POSITION	14
PORTFOLIO TURNOVER	14

MANAGEMENT OF THE FUND	15

BOARD OF TRUSTEES AND OFFICERS	15
COMPENSATION	20
EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2006	21
CONTROLLING AND PRINCIPAL SHAREHOLDERS	22

INVESTMENT ADVISORY AND OTHER SERVICES	22

ADVISOR	22
PORTFOLIO MANAGERS	23
ADMINISTRATOR	24
CUSTODIAN	25
TRANSFER AND DIVIDEND PAYING AGENT	26
DISTRIBUTOR	26
CODE OF ETHICS	26
DISTRIBUTION PLANS AND SHAREHOLDER SERVICING ARRANGEMENTS	27
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	28
LEGAL COUNSEL	28

BROKERAGE PRACTICES AND COMMISSIONS	28

PRICING OF FUND SHARES	28

TAXES	29

CALCULATION OF PERFORMANCE DATA	30

ADDITIONAL INFORMATION	31

SHAREHOLDER MEETINGS	31
CAPITALIZATION AND VOTING	31
FEDERAL LAW AFFECTING STATE STREET	31
PROXY VOTING POLICY	32
MASSACHUSETTS BUSINESS TRUST	32

FINANCIAL STATEMENTS	32

PROXY VOTING POLICY	32

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HISTORY

The SSgA Funds is a single legal entity organized on October 3, 1987 as a Massachusetts business trust, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

DESCRIPTION OF INVESTMENTS AND RISKS

The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The SSgA Funds operates distinct investment portfolios referred to individually as a “Fund” or collectively as the “Funds”. SSgA Funds offers shares of beneficial interest in the Funds as described in the applicable Prospectuses.  Other than the SSgA Tuckerman Active REIT Fund and the SSgA Concentrated Growth Opportunities Funds, each of the Funds is diversified as provided by the 1940 Act. Under the 1940 Act, a diversified company is defined as a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities of any single issuer limited to 5% or less of each of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer.  Capitalized terms used in this Statement and not otherwise defined have the meanings assigned to them in the Prospectus.

INVESTMENT STRATEGIES AND RISKS

To the extent consistent with its non-fundamental investment objective and restrictions, the Fund may invest in the following instruments and utilize the following investment techniques:

Short Sales. The Fund may engage in short sales, including short sales against the box.  Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security.  A short sale against the box is a short sale where at the time of the sale, the Fund owns or has the right to obtain securities equivalent in kind and amounts.  To complete such a transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan.  To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold.  There will also be other costs associated with short sales.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund will realize a gain if the security declines in price between those dates.  This result is the opposite of what one would expect from a cash purchase of a long position in a security.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale, and will be also decreased by any transaction or other costs.

Until the Fund replaces a borrowed security in connection with a short sale, the Fund will (a) segregate cash or liquid assets at such a level that the segregated assets plus any amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with applicable law.

There is no guarantee that the Fund will be able to closeout a short position at any particular time or at an acceptable price.  During the time that a Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund is unable to borrow the same security from another lender.  If that occurs, the Fund may be “bought in” at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price.

In addition to the short sales discussed above, the Fund may make short sales “against the box,” a transaction in which the Fund enters into a short sale of a security that the Fund owns or has the right to obtain at no additional cost.  The Fund does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs.  If a Fund effects a short sale of securities against the box at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale.  However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied.

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American Depository Receipts (ADRs).  ADRs may be purchased by a Fund under certain circumstances as an alternative to directly investing in foreign securities.  Generally, ADRs, in registered form, are designed for use in the US securities markets.  ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities.  ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank.  ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers.  However, by investing in ADRs rather than directly in a foreign issuer’s stock, a Fund can minimize currency risks during the settlement period for either purchases or sales.  In general, there is a large liquid market in the US for many ADRs.  The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

Preferred Stocks.  Preferred stock, unlike common stock, generally confers a stated dividend rate payable from the corporation’s earnings.  Such preferred stock dividends may be cumulative or noncumulative, fixed, participating, auction rate or other.  If interest rates rise, a fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline either absolutely or relative to alternative investments.  Preferred stock may have mandatory sinking Fund provisions, as well as provisions that allow the issuer to redeem or call the stock.  The right to payment of preferred stock is generally subordinate to rights associated with a corporation’s debt securities.

Equity Swaps.  Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset.  In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset.  Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy.  The Advisor will allow the Funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds’ repurchase agreement guidelines.  Swap agreements bear the risk that a Fund will not be able to meet its obligation to the counterparty.  This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.

Warrants.  Warrants entitle the holder to buy equity securities at a specific price for a specific period of time.  Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company.  Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.  No Fund will invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

Commercial Paper.  Tax exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less.  It is typically issued to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.  Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank.  Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject.  The Fund will only invest in commercial paper rated at the time of purchase not less than Prime-1 by Moody’s Investors Service, Inc., A-1 by Standard & Poor’s Rating Group or F-1 by Fitch’s Investor Service.

Eurodollar Certificates of Deposit (ECDs),  Eurodollar Time Deposits (ETDs) and Yankee Certificates of Deposit (YCDs).  ECDs are US dollar denominated certificates of deposit issued by foreign branches of domestic banks.  ETDs are US dollar denominated deposits in foreign banks or foreign branches of US banks.  YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks.

Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.

Foreign Currency Risk. A Fund that invests in foreign securities or securities denominated in foreign currencies may be adversely affected by changes in currency exchange rates, exchange control regulations, foreign country indebtedness and indigenous economic and political developments. A Fund attempts to buy and sell foreign currencies on favorable terms, but will incur the cost of any price spread on currency exchanges when a Fund changes investments from one country to another or when proceeds from the sale of shares in US dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would  prevent a Fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to a Fund’s investments in securities of issuers of that country. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the Fund’s securities. In addition, some emerging

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market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging markets countries have experienced substantial and in some periods extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

Foreign Securities.  The Fund is permitted to invest in foreign securities. Foreign securities include securities of foreign companies and foreign governments (or agencies or subdivisions thereof). The Fund will normally invest in foreign securities only if: (i) such securities are US dollar-denominated; or (ii) if such securities are not US dollar-denominated, the Fund contemporaneously enters into a foreign currency transaction to hedge the currency risk associated with the particular foreign security.  If the Fund’s securities are held abroad, the countries in which such securities may be held and the sub-custodian holding them must be approved by the Fund’s Board of Trustees or its delegate under applicable rules adopted by the SEC. In buying foreign securities, the Fund may convert US dollars into foreign currency, but only to effect securities transactions on foreign securities exchanges and not to hold such currency as an investment.

The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the Fund intends to construe geographic terms such as “foreign,” “non-US” “European, “ “Latin American,” and “Asian,” in the manner that affords to the Fund the greatest flexibility in seeking to achieve its investment objective(s). Specifically, in circumstances where the investment objective and/or strategy is to invest at least some percentage of the Fund’s assets in foreign securities, etc., the Fund will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:

(i)        the issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or

(ii)       the securities are traded principally in the country or region suggested by the Relevant Language; or

(iii)      the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.

In addition, the Fund intends to treat derivative securities (e.g., call options) by reference to the underlying security. Conversely, if the investment objective and/or strategy of the Fund limits the percentage of assets that may be invested in “foreign securities,” etc. or prohibits such investments altogether, the Fund intends to categorize securities as “foreign,” etc. only if the security possesses all of the attributes described above in clauses (i), (ii) and (iii).

Foreign securities also include securities of foreign issuers represented by American Depositary Receipts (ADRs).  ADRs are issued by a US depository institution, but they represent a specified quantity of shares of a non-US stock company. ADRs trade on US securities exchanges but are treated as “foreign securities” for purposes of the limitations on the Fund’s investments in foreign securities because they are subject to many of the same risks as foreign securities as described below.

In addition to ADRs, the Fund may invest in sponsored or unsponsored Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs) to the extent they become available. GDRs and EDRs are typically issued by foreign depositaries and evidence ownership interests in a security or pool of securities issued by either a foreign or a US corporation. Holders of unsponsored GDRs and EDRs generally bear all the costs associated with establishing them. The depositary of an unsponsored GDR or EDR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the GDR or EDR holders any voting rights with respect to the securities or pools of securities represented by the GDR or EDR. GDRs and EDRs also may not be denominated in the same currency as the underlying securities.  Registered GDRs and EDRs are generally designed for use in US securities markets, while bearer form GDRs and EDRs are generally designed for non-US securities markets. The Fund will treat the underlying securities of a GDR or EDR as the investment for purposes of its investment policies and restrictions.

Investments in foreign securities involve special risks and considerations.  As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. For example, foreign markets have different clearance and settlement procedures.  Delays in settlement could result in temporary periods when assets of the Fund are uninvested.  The inability of the Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities.  They may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes, higher brokerage costs, thinner trading markets, currency blockages or transfer restrictions, expropriation, nationalization, military coups or other adverse political or economic

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developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries.  Purchases of foreign securities are usually made in foreign currencies and, as a result, the Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the US dollar.  Further, it may be more difficult for the Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities.  Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.  Certain markets may require payment for securities before delivery.  The Fund’s ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets.

A number of current significant political, demographic and economic developments may affect investments in foreign securities and in securities of companies with operations overseas.  Such developments include dramatic political changes in government and economic policies in several Eastern European countries and the republics composing the former Soviet Union, as well as the unification of the European Economic Community.  The course of any one or more of these events and the effect on trade barriers, competition and markets for consumer goods and services are uncertain.  Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries.  Management seeks to mitigate the risks associated with these considerations through diversification and active professional management.

Foreign Currency.  The Funds have authority to deal in forward foreign currency exchange contracts (including those involving the US dollar) as a hedge against possible variations in the exchange rate between various currencies.  This is accomplished through individually negotiated contractual agreements to purchase or to sell a specified currency at a specified future date and price set at the time of the contract.  A Fund’s dealings in forward foreign currency exchange contracts may be with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally.  A Fund is not obligated to hedge its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Advisor.  Forward commitments generally provide a cost-effective way of defending against losses due to foreign currency depreciation in which the securities are denominated.

In addition to the forward exchange contracts, the Funds may also purchase or sell listed or OTC foreign currency options and foreign currency futures and related options as a short or long hedge against possible variations in foreign currency exchange rates.  The cost to a Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing.  Transactions involving forward exchange contracts and futures contracts and options thereon are subject to certain risks.  Put and call options on currency may also be used to hedge against fluctuation in currency rates when forward contracts and/or futures are deemed to be not cost effective.  Options will not be used to provide leverage in any way.

Certain differences exist among these hedging instruments.  For example, foreign currency options provide the holder thereof the rights to buy or sell a currency at a fixed price on a future date.  A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date.  Futures contracts and options on futures contracts are traded on boards of trade or futures exchanges.  The Funds will not speculate in foreign security or currency options or futures or related options.

No Fund may hedge its position with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such transactions) of the securities held in its portfolio denominated or quoted in that particular foreign currency.  No Fund will enter into a position hedging commitment if, as a result thereof, it would have more than 20% of the value of its assets committed to such contracts.  The Fund will not enter into a forward contract with a term of more than 36 months.

Forward Currency Transactions. The Fund’s participation in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The purpose of transaction hedging is to “lock in” the US dollar equivalent price of such specific securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in that currency. The Fund will not speculate in foreign currency exchange transactions. Transaction and position hedging will not be limited to an overall percentage of the Fund’s assets, but will be employed as necessary to correspond to particular transactions or positions. The Fund may not hedge its currency positions to an extent greater than the aggregate market value (at the time of entering into the forward contract) of the securities held in its portfolio denominated, quoted in, or currently convertible into that particular currency. When the Fund engages in forward currency transactions, certain asset segregation requirements must be satisfied to ensure that the use of foreign currency transactions is unleveraged. When the Fund takes a long position in a forward currency contract, it must maintain a segregated account containing liquid assets equal to the purchase price of the contract, less any margin or deposit. When the Fund takes a short position in a forward currency contract, the Fund must maintain a segregated account containing liquid assets in an amount equal to the market value of the currency underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the

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short position was established. Asset segregation requirements are not applicable when the Fund “covers” a forward currency position generally by entering into an offsetting position. The transaction costs to the Fund of engaging in forward currency transactions vary with factors such as the currency involved, the length of the contract period and prevailing currency market conditions. Because currency transactions are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities being hedged, but it does establish a rate of exchange that can be achieved in the future. Thus, although forward currency contracts used for transaction or position hedging purposes may limit the risk of loss due to an increase in the value of the hedged currency, at the same time they limit potential gain that might result were the contracts not entered into. Further, the Advisor may be incorrect in its expectations as to currency fluctuations, and the Fund may incur losses in connection with its currency transactions that it would not otherwise incur.  If a price movement in a particular currency is generally anticipated, the Fund may not be able to contract to sell or purchase that currency at an advantageous price. At or before the maturity of a forward sale contract, the Fund may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to sell is less than the price of the currency it has agreed to purchase in the offsetting contract. The foregoing principles generally apply also to forward purchase contracts.

Income Risk. Income risk is the risk that falling interest rates will cause a Fund’s income over time to decline.

Illiquid Securities. The Fund may not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable.  These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Fund’s Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the Fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market.  Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The Fund’s Advisor will monitor the liquidity of such restricted securities under the supervision of the Fund’s Board of Trustees.The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities.  Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

IPO Holding Risk. IPO holding is the practice of participating in an initial public offering (IPO) with the intent of holding the security for investment purposes. Because an IPO is an equity security that is new to the public market, the value of IPOs may fluctuate dramatically. Therefore, IPOs have greater risks than other equity investments. Because of the cyclical nature of the IPO market, from time to time there may not be any IPOs in which a Fund can participate. Even when the Fund requests to participate in an IPO, there is no guarantee that a Fund will receive an allotment of shares in an IPO sufficient to satisfy a Fund’s desired participation. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.

IPO Trading Risk. IPO trading is the practice of participating  in an initial public offering (IPO) and then immediately selling the security in the after-market. Engaging in this strategy could result in active and frequent trading. Use of this strategy could increase the Fund’s portfolio turnover and the possibility of realized capital gain. This is not a tax-efficient strategy. From time to time, it may not be possible to pursue an IPO trading strategy effectively because of a limited supply of “hot” IPOs. In addition, this practice may result in losses if a Fund purchases a security in an IPO and there is insufficient demand for the security in the after-market of the IPO. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.

Interest Rate Risk. During periods of rising interest rates, a Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Fund’s yield (and the value of its securities) will tend to be higher than prevailing market rates. The longer the time to maturity of the security, the more sensitive the security is to this risk. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration, but would reduce its value by approximately fifteen dollars if it had a 15-year duration.

Interfund Lending.  The SSgA Funds have been granted permission from the SEC to participate in a joint lending and borrowing facility (the “Credit Facility”).  The Funds may borrow money from the SSgA Money Market Fund for temporary purposes.  All such

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borrowing and lending will be subject to a participating Fund’s fundamental investment limitations.  The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves.  The Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans.  Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days.  Loans may be called on one business day’s notice.  A participating Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.  Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

Prepayment Risk. Prepayment risk is the risk that principal on mortgages or other assets underlying a mortgage-backed or asset-backed security may be paid prior to the stated maturity date at any time. If a Fund purchases mortgage-backed or asset-backed securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Fund purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity and market values. Prepayment of loans underlyingasset-backed and mortgage-backed securities can be expected to accelerate during periods of declining interest rates.

Purchase of Other Investment Company Funds.  A Fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies.  Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which a Fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the SSgA Funds an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds a Fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with a “fund of funds,” including unnecessary costs (such as sales loads, advisory fees that may be borne by a Fund and administrative costs), and undue influence by a Fund of funds over the underlying Fund. The conditions apply only when a Fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying Fund.

Repurchase Agreements.  A Fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers.  Under repurchase agreements, these parties sell securities to a Fund and agree to repurchase the securities at the Fund’s cost plus interest within a specified time.  In substance, a repurchase agreement is a loan for which the Fund receives securities as collateral.  Under a repurchase agreement, a Fund purchases securities from a financial institution that agrees to repurchase the securities at the original purchase price plus interest within a specified time. The securities purchased by each Fund have a total value in excess of the purchase price paid by the Fund and are held by the Custodian or another Board-approved custodian bank until repurchased.  Repurchase agreements assist the Fund in being invested fully while retaining “overnight” flexibility in pursuit of investments of a longer-term nature.  Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory.  If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement.  In addition, in the event of a bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a Fund’s shareholders.

Reverse Repurchase Agreements.  Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes.  A Fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a Fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities’ market value and agrees to repurchase the securities at a future date by repaying the cash with interest.  The Fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions.  Cash or liquid high quality debt obligations from a Fund’s portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the Fund’s records while a reverse repurchase agreement is in effect.  Reverse repurchase agreements involve the risk that the market value of securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities.  Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the Fund.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and

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enforcement of the repurchase agreement.  In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

US Government Securities.  US Government securities include US Treasury bills, notes and bonds and other obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities.  Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.

Government Securities Risk.  Unlike securities issued by the US Treasury, securities issued by US government agencies and instrumentalities such as Fannie Mae, Freddie Mac and FHLB are neither insured nor guaranteed by the US Treasury and are subject to the risk that the US government will not provide financial support to such agencies or instrumentalities if it is not obligated to do so by law.  Investments in US government securities may return less than investments in non-government fixed income securities.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The Fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures.  The Fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures.  The Fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets.  Although certain risks are involved in options and futures transactions, the Advisor believes that, because the Fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions.  The funds may also choose to use futures to generate exposure to certain markets more efficiently than through the use of cash bonds.  Although the use of hedging strategies by the Fund is intended to reduce the volatility of the net asset value of the Fund’s shares, the Fund’s net asset value will nevertheless fluctuate.  There can be no assurance that the Fund’s hedging transactions will be effective.

Writing Covered Call Options.  The Fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options.  Writing a call option obligates a Fund to sell or deliver the option’s underlying security, in return for the strike price, upon exercise of the option.  By writing a call option, the Fund receives an option premium from the purchaser of the call option.  Writing covered call options is generally a profitable strategy if prices remain the same or fall.  Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline.  By writing covered call options, however, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price.  In addition, the Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction.

Writing Covered Put Options.  The Fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser.  In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it.  The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price.  If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The Fund may write put options as an alternative to purchasing actual securities.  If security prices rise, the Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received.  If security prices remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price.  If security prices fall, the Fund would expect to suffer a loss.  This loss should be less than the loss the Fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Purchasing Put Options.  The Fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities.  By buying a put option a Fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the Fund’s risk of loss through a decline in the market value of the security until the put option expires.  The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the Fund for the put

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option and any related transaction costs.  Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.  A closing sale transaction cancels out the Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased.  The Fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund’s total assets.

Purchasing Call Options.  The Fund is also authorized to purchase call options.  The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price (call options on futures contracts are settled by purchasing the underlying futures contract).  The Fund will purchase call options only in connection with “closing purchase transactions.” The Fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund’s total assets.

Interest Rate and Financial Futures and Options.  The Fund may invest in interest rate futures contracts, futures contracts, and options thereon that are traded on a US exchange or board of trade, as specified in the Prospectuses. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument (such as GNMA certificates or Treasury bonds) or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments.

The Fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position.  In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, the Fund will limit its use of futures contracts and options on futures contracts to hedging transactions.  For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund’s securities or the price of the securities which the Fund intends to purchase. Additionally, a Fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A Fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US exchange, board of trade, or similar entity, or quoted on an automated quotation system. A Fund will enter into a futures contract only if the contract is “covered” or if the Fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A Fund will write a call or put option on a futures contract only if the option is “covered.”

Restrictions on the Use of Futures Transactions.  The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received.  Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker.  This amount is known as “initial margin” and represents a “good faith” deposit assuring the performance of both the purchaser and seller under the futures contract.  Subsequent payments to and from the broker, called “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as “marking to market.”  At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract.  A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain.  In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the Fund require that all of the Fund’s futures and options on futures transactions constitute bona fide hedging transactions and that the Fund not enter into such transactions if, immediately

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thereafter, the sum of the amount of initial margin deposits on the Fund’s existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund’s total assets.

Restrictions on OTC Options.  The Fund may engage in OTC options only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.  The Fund will acquire only those OTC options for which Advisor believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities.  Therefore, the Fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of:  (1) the market value of outstanding OTC options held by the Fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the Fund; (3) margin deposits on the Fund’s existing OTC options on futures contracts; and (4) the market value of all other assets of the Fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the Fund, taken at market value.  However, if an OTC option is sold by the Fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (current market value of the underlying security minus the option’s strike price).  The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is “in-the-money.”

Asset Coverage for Futures and Options Positions.  The Fund will not use leverage in its options and futures strategies.  Such investments will be made for hedging purposes only.  The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies.  The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either:  (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.  The Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed.  The Fund’s custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account.  Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities.  As a result, there is a possibility that segregation of a large percentage of a Fund’s assets could impede portfolio management or the Fund’s ability to meeting redemption requests or other current obligations.

Risk Factors in Options, Futures and Forward Transactions.  The use of options and futures transactions to hedge the Fund’s portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge.  If the price of the options or futures moves more or less than the price of hedged securities, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge.  The successful use of options and futures also depends on Advisor’s ability to correctly predict price movements in the market involved in a particular options or futures transaction.  To compensate for imperfect correlations, the Fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts.  Conversely, the Fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts.  The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches.  Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the Fund cannot terminate by exercise.  In general, options whose strike prices are close to their underlying instruments’ current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time.  When effecting such transactions, cash or marketable securities held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the Fund’s records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a Fund to miss an advantageous price or yield.  Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The Fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the Fund can receive on

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each business day at least two independent bids or offers.  However, there can be no assurance that a liquid secondary market will exist at any specific time.  Thus, it may not be possible to close an options or futures position.  The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively hedge its portfolio.  There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers).  “Trading limits” are imposed on the maximum number of contracts which any person may trade on a particular trading day.

SELECTIVE DISCLOSURE OF THE SSGA FUNDS’ PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies (“Disclosure Policies”) that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.  The Funds will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds’ fiscal quarter on their website at www.ssgafunds.com.  Quarterly reports will remain on the site until the next quarter’s quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds’ portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

a)              The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds’ officers.  Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings.   No compensation or other consideration is paid as a part of any such arrangement.

b)             The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds’ service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds’ Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds’ officers.   The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds’ Chief Compliance Officer.  No compensation or other consideration is paid as a part of any such arrangement.

c)              The Disclosure Policies permit disclosure to numerous mutual Fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes.  These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers.  In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds’ Custodian or Fund accountants to distribute) periodic portfolio holdings to such services and departments.  If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department enter into a written obligation of confidentiality, approved by a Fund officer.  No compensation or other consideration is paid as a part of any such arrangement.

d)             The Disclosure Policies permit the Advisor’s trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes.  The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do

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not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds’ Chief Compliance Officer.  No compensation or other consideration is paid as a part of any such arrangement.

e)              The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies.  For example, a portfolio manager discussing a Fund may indicate that he owns XYZ company for the Fund only if the Fund’s ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders.  In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds’ Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies.  The Disclosure Policies will be reviewed and tested by the Funds’ Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Fund officer.  All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds’ Administrator, Advisor, Sub-Advisor and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended.  It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The Fund is subject to the following fundamental investment restrictions.  A fundamental restriction may only be changed by a vote of a “majority of the outstanding voting securities” of the Fund.  A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

1.                                       The Fund will not borrow money, except in connection with purchasing securities on margin and as otherwise permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.

2.                                       The Fund will not issue “senior securities,” except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.

3.                                       The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with its investments in other investment companies.

4.                                       The Fund will not purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

5.                                       The Fund will not purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including but not limited to options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

6.                                       The Fund will not make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit,

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bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.

7.                                       The Fund will not purchase a security if, after giving effect to the purchase, more than 25% of its total assets would be invested in a particular industry or group of industries.  In addition, the Fund’s diversification provisions provide that, with respect to 75% of its total assets, not 5% or more of its assets would be invested in any one issuer, nor would the Fund own more than 10% of the outstanding voting stock of any one issuer.

If any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund’s assets will not constitute a violation of the restriction, except as otherwise noted.  In addition, the Fund may invest substantially all of its assets in the securities of a single open-end registered investment company with similar investment objectives and policies without violating any of the foregoing investment restrictions.

The following descriptions of certain investment limitations under the 1940 Act may assist investors in understanding the Fund’s investment restrictions, but are not part of the Fund’s investment restrictions.

Borrowing. The 1940 Act restricts the Fund from borrowing (including pledging, mortgaging or hypothecating its assets) in excess of 50% of its total assets (not including temporary borrowings in excess of 5% of its total assets).  If at any time a Fund’s borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation.  Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a “senior security” within the meaning of Section 18(f) of the 1940 Act, shall not be regarded as borrowing for the purposes of the Fund’s investment restriction.

The Fund acknowledges that current law and regulation under Section 18 of the 1940 Act, as amended, precludes the use of leveraged margin trading by a registered open-end management investment company.  While the Fund will trade on margin, such trading will be fully collateralized in accordance with the 1940 Act and SEC Staff guidance.

Senior Securities.  Senior securities may include any obligation or instrument issued by the Fund evidencing indebtedness.  The 1940 Act generally prohibits funds from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are “covered” or with appropriate earmarking or segregation of assets to cover such obligations.

Underwriting.  Under the 1940 Act, underwriting securities involves the Fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.  Under the 1940 Act, a diversified Fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Concentration.  The SEC has defined concentration as investing 25% or more of an investment company’s total assets in an industry or group of industries, with certain exceptions.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, each of the Funds described in this Statement may invest temporarily in short-term fixed income securities.  These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers’ acceptances and time deposits.  These short-term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions.  This strategy may be inconsistent with a Fund’s principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions.  Taking such a temporary defensive position may result in the Fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the Funds for investment income and/or capital appreciation and not for short-term trading profits.  Except as otherwise stated in a Fund’s Prospectus or this Statement, the Advisor’s sell discipline for each Fund’s investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate

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investment horizon.  Therefore, the Funds may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by a Fund during the year.  For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded.  A high turnover rate (over 100%) will:  (1) increase transaction expenses which will adversely affect a Fund’s performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates.  The payment of any taxes will impact a shareholder’s net return from holding an interest in a Fund.

MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of the Funds and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called “Investment Advisory and Other Services.”). The Trustees hold office for the life of the SSgA Funds.  A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of SSgA Funds shares or by a vote of a majority of the Trustees.  The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding.  A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.  The Trustees who are not “interested persons” of the SSgA Funds (the “Independent Trustees”) shall be eligible to serve as Chairman of the Board for a two-year term on a rotating basis. The officers, all of whom are elected annually by the Board of Trustees and employed by either the Administrator or the Advisor or their affiliates, are responsible for the day-to-day management and administration of the SSgA Funds’ operations. For the fiscal year ended August 31, 2007 the Board of Trustees held seven meetings (including one meeting of the Independent Trustees).

Committees of the Board of Trustees.  There are four standing committees of the Board of Trustees:

•                  The Audit Committee’s primary functions are to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors’ specific representations as to their independence; meet with the Funds’ independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds’ financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors’ comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in Fund operations; (viii) pre-approve Fund audit services and associated fees; (ix) pre-approve non-audit services provided to the Fund and to the Funds’ Advisor or service affiliates (entities that are affiliated with the Funds’ investment advisor and provide ongoing services to the Funds) where the services have a direct impact on the operations of financial reporting of the Fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the Funds’ independent auditor regarding their audit; (xi) receive and consider reports from Fund management of any significant deficiencies in the design or operation of the Funds’ internal controls; (xii)  report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the SSgA Funds’ By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate. The Audit Committee consists of all of the Independent Trustees.  For the fiscal year ended August 31, 2007 the Audit Committee held four meetings.

•                  The Valuation Committee’s primary purpose is to make fair value determinations as set forth in the SSgA Funds’ Securities Valuation Procedures.  The SSgA Funds have established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight

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Committee, State Street Bank and Trust Company (“State Street”) and SSgA Funds Management, Inc.  The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trusteesmeeting. The Valuation Committee consists of all of the Independent Trustees and held no meetings during the fiscal year ended August 31, 2007

•                  The primary function of the Governance Committee and the Nominating Sub-Committee is to review and evaluate the composition and performance of the Board and make nominations for membership on all Board committees and review the responsibilities of each committee; and to review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees.  The Nominating Committee will not consider nominees recommended by securities holders.  The Governance Committee consists of all of the Independent Trustees.  For the fiscal year ended August 31, 2007 the Governance Committee met twice.

•                  The primary functions of the Qualified Legal and Compliance Committee (the “QLCC”) are to receive quarterly reports from the SSgA Funds’ Chief Compliance Officer; to oversee generally the SSgA Funds’ responses to regulatory inquiries; and to investigate matters referred to it by the Chief Legal Officer and make recommendations to the Board regarding the implementation of an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the SSgA Funds, its officers or the Trustees. The Qualified Legal and Compliance Committee consists of all of the Independent Trustees.  During the fiscal year ended August 31, 2007, the QLCC met five times.

The following lists the SSgA Funds’ Trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the Trustees, other directorships held during the past five years.

Interested Trustee

Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office	Principal Occupation(s) During Past 5 Years; Other Directorships Held	Number of Portfolios in Fund Complex Overseen by Trustee

Peter G. Leahy State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 47	• Trustee since 2005 • Interested Person of the SSgA Funds (as defined in the 1940 Act) • Term: Until successor is elected and qualified	• 2004 to Present, Executive Vice President, State Street Corporation; and September 2006 to Present, Chief Product Officer (1991-2004, Senior Vice President), State Street Global Advisors; and • Director, State Street Global Markets LLC.	27

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Independent Trustees

Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office	Principal Occupation(s) During Past 5 Years; Other Directorships Held	Number of Portfolios in Fund Complex Overseen by Trustee

Lynn L. Anderson 909 A Street Tacoma, WA 98402 Age 68	• Chairman of the Board since 1988 • Independent Chairman since January 2006 • Member (ex officio), Audit Committee • Member (ex officio), Governance Committee • Member (ex officio), Valuation Committee • Member (ex officio), QLCC • Term: Until successor is elected and qualified	• Director, Russell Trust Company; and • Until December 2005, Vice Chairman, Frank Russell Company (institutional financial consultant) (Retired); and Chairman of the Board, Russell Investment Company and Russell Investment Funds (registered investment companies) (Retired).	27

William L. Marshall 909 A Street Tacoma, WA 98402 Age 65	• Trustee since 1988 • Chairman, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Member, QLCC • Term: Until successor is elected and qualified	• Chief Executive Officer and President, Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment advisor and provider of financial and related consulting services); • Certified Financial Planner and Member, Financial Planners Association; and • Registered Representative and Principal for Securities with Cambridge Investment Research, Inc., Fairfield, Iowa.	27

Steven J. Mastrovich 909 A Street Tacoma, WA 98402 Age 51	• Trustee since 1988 • Member, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Member, QLCC • Term: Until successor is elected and	• Global Head of Structured Real Estate and Business Development, J.P. Morgan Investment Management (private real estate investment for clients primarily outside of the US to locate private real estate investments within the US).	27

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	qualified

Patrick J. Riley 909 A Street Tacoma, WA 98402 Age 59	• Trustee since 1988 • Member, Audit Committee • Chairman, Governance Committee • Member, Valuation Committee • Member, QLCC • Term: Until successor is elected and qualified	• 2003 to Present, Associate Justice, Commonwealth of Massachusetts Superior Court; • 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); and • Director, SSgA Cash Management Fund plc; and State Street Global Advisors Ireland, Ltd. (investment companies).	27

Richard D. Shirk 909 A Street Tacoma, WA 98402 Age 62	• Trustee since 1988 • Member, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Member, QLCC • Audit Committee Financial Expert • Term: Until successor is elected and qualified	• March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); • Board Member, Healthcare Georgia Foundation (private foundation); and • September 2002 to Present, Board Member, Amerigroup Corp. (managed health care).	27

Bruce D. Taber 909 A Street Tacoma, WA 98402 Age 64	• Trustee since 1991 • Member, Audit Committee • Member, Governance Committee • Chairman, Valuation Committee • Member, QLCC	• Consultant, Computer Simulation, General Electric Industrial Control Systems (diversified technology and services company); and • Director, SSgA Cash Management Fund plc; and State Street Global Advisors Ireland, Ltd. (investment companies).	27

Henry W. Todd 909 A Street Tacoma, WA 98402 Age 60	• Trustee since 1988 • Alternate Chairman, Audit Committee • Member, Governance Committee • Member,	• Chairman, President and CEO, A.M. Todd Group, Inc. (flavorings manufacturer); and • Director, SSgA Cash Management Fund plc; and State Street Global Advisors Ireland, Ltd. (investment companies).	27

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Valuation Committee • Chairman, QLCC • Audit Committee Financial Expert • Term: Until successor is elected and qualified

Principal Officers

Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office	Principal Occupation(s) During Past Five Years

James E. Ross State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 42	• President and Chief Executive Officer from January 2006 to Present • Principal Executive Officer since 2005 • Term: Until successor is elected by Trustees

•                  2005 to Present, President (2001 to 2005, Principal), SSgA Funds Management, Inc. (investment advisor);

•                  March 2006 to Present, Senior Managing Director (2000 to 2006, Principal), State Street Global Advisors; and

•                  President, Principal Executive Officer and Trustee, SPDR Series Trust and SPDR Index Shares Funds; Trustee, Select Sector SPDR Trust; President, Principal Executive Officer and Trustee, State Street Master Funds and State Street Institutional Investment Trust (registered investment companies).

Ellen M. Needham State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 40	• Vice President since May 2006 • Term: Until successor is elected by Trustees

•                  Principal, SSgA Funds Management, Inc. (investment advisor); and

•                  July 2007 to Present, Managing Director (June 2006 to July 2007, Vice President; 2000 to June 2006, Principal), State Street Global Advisors.

Julie B. Piatelli State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 40	• Chief Compliance Officer since August 2007 • Term: Until successor is elected by Trustees	• 2004 to Present, Principal and Senior Compliance Officer, SSgA Funds Management, Inc.; Vice President, State Street Global Advisors; and • 1999 to 2004, Senior Manager, PricewaterhouseCoopers LLC.

Mark E. Swanson 909 A Street	• Treasurer and Principal	• Director – Fund Administration, Russell Investment Management Company and Russell Trust Company;

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Tacoma, WA 98402 Age 43	Accounting Officer since 2000 • Term: Until successor is elected by Trustees

•                  Treasurer and Chief Accounting Officer, Russell Investment Company and Russell Investment Funds; and

•                  Director, Russell Fund Distributors, Inc., Russell Investment Management Company, and Russell Fund Services Company.

Deedra S. Walkey 909 A Street Tacoma, WA 98402 Age 43	• Chief Legal Officer since 2005 • Term: Until successor is elected by Trustees

•                  Secretary and Chief Legal Officer, Frank Russell Company, Russell Insurance Agency Inc., Russell Investments Delaware Inc. (general partner of limited partnerships), Russell International Services Company Inc. (expatriate employee services), Russell Real Estate Advisors Inc., Russell Institutional Services Inc., and Russell Corporate Ventures Inc.; Chief Legal Officer, Russell Trust Company.

Gregory J. Lyons 909 A Street Tacoma, WA 98402 Age 47	• Secretary since 2007 • Term: Until successor is elected by Trustees

•                  Associate General Counsel and Assistant Secretary, Frank Russell Company, Russell Insurance Agency, Inc.;

•                  Director and Secretary, Russell Investment Management Company, Russell Fund Distributors, Inc., and Russell Fund Services Company; and

•                  Secretary and Chief Legal Counsel, Russell Investment Company and Russell Investment Funds

COMPENSATION

Independent Trustees are paid each calendar year an annual base retainer fee of $60,000.  The SSgA Funds’ Chairman receives an additional annual retainer of $30,000.  In addition to the foregoing retainer fees, the Independent Trustees receive an annual retainer for committee membership as follows: $6,000 (Audit Committee); $4,000 (Governance and Nominating Committee); $7,000 (Valuation Committee); and $4,000 (Legal and Compliance Committee).  The Independent Trustees are paid a per-meeting fee for attendance of $6,000 (regular Board of Trustees meetings); $2,500 (Independent Trustees meetings); $4,000 (Audit Committee meetings), $2,500 (Governance and Nominating Committee meetings), $2,500 (Legal and Compliance Committee meetings called for purposes other than receiving reports from the Funds’ Chief Compliance Officer), $750 (telephonic meetings under thirty minutes), and $1,500 (telephonic meetings over thirty minutes).  The Chairman of each Committee receives an additional annual fee as follows:  $10,000 (Audit Committee); and $5,000 (Governance and Nominating Committees, Legal and Compliance Committee, and Valuation Committee). The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance. As of the date of this Statement, the Trustees were not paid pension or retirement benefits as part of SSgA Funds’ expenses. However, the SSgA Funds have, pursuant to an exemptive order from the SEC, implemented an optional deferred compensation plan by which the Independent Trustees may defer receipt of compensation and receive a return on the deferred amount determined with reference to the performance of shares of specified SSgA Funds.  The SSgA Funds’ officers are compensated by either the Administrator or the Advisor or their affiliates.

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Trustee Compensation Table
For The Fiscal Year Ended August 31, 2007

	Aggregate Compensation From SSgA Funds	Pension Or Retirement Benefits Accrued As Part Of SSgA Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Funds And Fund Complex Paid To Trustees
Interested Trustee
Peter G. Leahy	$0	$0	$0	$0
Independent Trustees
Lynn L. Anderson, Chairman of the Board	$160,226	$0	$0	$160,226
William L. Marshall	$161,442	$0	$0	$161,442
Steven J. Mastrovich	$147,662	$0	$0	$147,662
Patrick J. Riley	$152,782	$0	$0	$152,782
Richard D. Shirk	$148,111	$0	$0	$148,111
Bruce D. Taber	$154,155	$0	$0	$154,155
Henry W. Todd	$155,381	$0	$0	$155,381

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2006

Trustee	Dollar Range Of Equity Securities In Each Fund		Aggregate Dollar Range Of Equity Securities In All Registered Investment Companies Overseen By Trustees In Family of Investment Companies

Lynn L. Anderson	Disciplined Equity Fund	$10,001-$50,000	$50,001-$100,000
	Small Cap Fund	$10,001-$50,000

Peter G. Leahy	Emerging Markets Fund	Over $100,000	Over $100,000

William L. Marshall	Core Opportunities Fund	$10,001-$50,000	Over $100,000
	Disciplined Equity Fund	$10,001-$50,000
	Aggressive Equity Fund	$10,001-$50,000
	Emerging Markets Fund	$10,001-$50,000

Steven J. Mastrovich	None	$0	$0

Patrick J. Riley*	Aggressive Equity Fund	$10,001-$50,000	Over $100,000
	International Stock Selection Fund	$50,001-$100,000
	Emerging Markets Fund	$50,001-$100,000
	Core Opportunities Fund	Over $100,000
	Small Cap Fund	Over $100,000
	Disciplined Equity Fund	Over $100,000

*                 The total amount of deferred compensation payable to Patrick J. Riley was $152,782 for the fiscal year ended August 31, 2007.

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Richard D. Shirk	Core Opportunities Fund	$10,001-$50,000	Over $100,000
	Small Cap Fund	$10,001-$50,000
	Emerging Markets Fund	$10,001-$50,000
	High Yield Bond Fund	$50,001-$100,000
	Tax Free Money Market Fund	$10,001-$50,000
	US Government Money Market Fund	$10,001-$50,000

Bruce D. Taber	Bond Market Fund	$10,001-$50,000	Over $100,000
	Disciplined Equity Fund	$10,001-$50,000
	Small Cap Fund	$10,001-$50,000
	Emerging Markets Fund	$10,001-$50,000
	Life Solutions Income and Growth Fund	$10,001-$50,000

Henry W. Todd	None	$0	$0

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in SSgA Funds’ shares.  These accounts include accounts maintained for securities lending clients and accounts which permit the use of the Funds’ portfolios as short-term cash sweep investments.  Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares.  As of November 30, 2007, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the SSgA Funds.  Consequently, State Street is not deemed to be a controlling person of the SSgA Funds for purposes of the 1940 Act.

The SSgA Funds’ Administrator will be the sole shareholder of the Fund until such time as the Fund has public shareholders and therefore may be deemed a controlling person. Please see additional information under “Administrator” in this SAI.

The Trustees and officers of the SSgA Funds, as a group, beneficially own less than 1% of any class of SSgA Fund shares.

INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the “Advisor”) serves as the SSgA Funds’ investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the “Advisory Agreement”).  The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company.  The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds’ Custodian; Boston Financial Data Services, the Transfer and Dividend Paying Agent; and State Street Global Markets, LLC, the Funds’ Distributor, are affiliated persons of the Advisor. The address of the Advisor is One Lincoln Street, Boston, MA  02111-2900.  State Street Corporation’s address is 225 Franklin Street, Boston, MA  02110.

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The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the Fund and either a majority of all Trustees or a majority of the shareholders of the Fund approve its continuance.  The Agreement may be terminated by the Advisor or a Fund without penalty upon sixty days’ notice and will terminate automatically upon its assignment.

The Fund currently invests all of its assets in a related portfolio that has the same investment objectives and substantially the same investment policies as the Fund.  As long as the Fund remains completely invested in a portfolio (or any other investment company), the Advisor is not entitled to receive any investment advisory fee with respect to the Fund.  The Fund may withdraw its investment from the related portfolio at any time if the Investment Company’s Board of Trustees determines that it is in the best interests of the Fund and its shareholders to do so.  The Investment Company has retained the adviser as investment advisor to manage the Fund’s assets in the event that the Fund withdraws its investment from its related portfolio.

The Advisor is also the investment adviser to each of the related portfolios pursuant to an investment advisory agreement (the “Portfolio Advisory Agreement”) between the Advisor and State Street Master Funds, on behalf of the portfolios.  The Advisor receives an investment advisory fee with respect to each related portfolio.  The Portfolio Advisory Agreement is the same in all material respects as the Advisory Agreement between the Investment Company on behalf of the Fund and the Advisor.  The fund that invests in a related portfolio bears a proportionate part of the management fees paid by the portfolio (based on the percentage of the portfolio’s assets attributable to the fFund).

PORTFOLIO MANAGERS

Other Accounts Managed. A portfolio manager may be subject to potential conflicts of interest because he or she is responsible for multiple accounts. Potential conflicts may arise out of: (a) the portfolio manager’s execution of different investment strategies for various accounts; or (b) the allocation of investment opportunities among the portfolio manager’s accounts with the same strategy.

A potential conflict of interest may arise as a result of the portfolio managers’ responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while one of the funds managed by the same portfolio manager maintained its position in that security.

A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees — the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that seek to purchase or dispose of the same securities. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts.  For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources.  Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

The Adviser manages each Fund using a team of investment professionals.  The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for each Fund and assets under management in those accounts. The total number of accounts and assets have been allocated to each respective manager.  Therefore, some accounts and assets have been counted twice.

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Other Accounts Managed as of August 31, 2007

Portfolio Managers	Number of Registered Investment Companies	Assets Under Management (in billions)	Number of Pooled Investment Vehicles	Assets Under Management (in billions)	Other Types of Accounts	Assets Under Management (in billions)	Asset Total (in billions)
Brian Shannahan, Nick DePeyster, Mike Arone, Anna Mitelman Lester, Jim Johnson	4 funds	$2.1	12 funds	$2.4	29 accounts	$2.5	$7.0

Ownership of Securities as of August 31, 2007

Portfolio Manager	Dollar Range Of Equity Securities In the Funds Managed by the Portfolio Manager
Brian Shannahan	Directional Core Equity	$100,001-$500,000
Nick DePeyster	N/A	N/A
Mike Arone	N/A	N/A
Anna Mitelman Lester	N/A	N/A
Jim Johnson	N/A	N/A

Compensation. The compensation of the Advisor’s investment professionals is based on a number of factors. The first factor considered is external market. Through a compensation survey process, the Advisor seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and other incentives.  The second factor taken into consideration is the size of the pool available for compensation.  SSgA Funds Management, Inc. is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool.  Once determined, this pool is then allocated to the various locations and departments of the Advisor and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group.  The pool is then allocated on a discretionary basis to individual employees based on their individual performance.  There is no fixed formula for determining these amounts, nor is anyone’s compensation directly tied to the investment performance or asset value of a product or strategy.  The same process is followed in determining incentive equity allocations.

ADMINISTRATOR

Beginning January 1, 2008, Russell Fund Services Company (“RFSC” or the “Administrator”) will serve as the SSgA Funds’ administrator, pursuant to an Administration Agreement dated January 1, 2008 (the “Administration Agreement”).  RFSC is a wholly owned subsidiary of Russell Investment Management Company (“RIMCo”). Until January 1, 2008, RIMCo, a wholly owned subsidiary of Russell Investment Group, served as the SSgA Funds’ administrator pursuant to an Administration Agreement dated April 12, 1988.  RIMCo will transfer its rights and duties under the Administration Agreement and benefits from the Administration Agreement to RFSC.  Other than the change of parties, all other terms of the Administrative Agreement will remain the same. The Administrator’s mailing address is 909 A Street, Tacoma, WA  98402.

Russell Investment Group is part of Russell Investments which, through its subsidiaries, provides comprehensive money manager evaluation services to institutional clients, including RIMCo. Russell Investments provides other services to large pools of investment assets, including:  (1) investment management services for Russell subsidiary-sponsored funds; and (2) transition management and portfolio implementation services. Russell Investments is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company. Founded in 1857, Northwestern Mutual is a mutual insurance company organized under the laws of Wisconsin. Northwestern Mutual, its subsidiaries and affiliates offer insurance and investment products and advisory services that address client needs for financial protection, capital accumulation, and estate preservation and distribution. Products and services for the personal, business, estate and pension markets include permanent and term life insurance, disability income insurance, long-term care insurance, annuities, trust services and mutual funds.

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Pursuant to the Administration Agreement with the SSgA Funds, the Administrator will:  (1) supervise all aspects of the Funds’ operations; (2)  provide the Funds with administrative and clerical services, including the maintenance of certain of the Funds’ books and records; (3) arrange the periodic updating of the Funds’ Prospectuses and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the Securities and Exchange Commission; and (5) provide the Fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each Fund multiplied by the following percentages:

Money Market Portfolios

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US Equity Portfolios

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US Fixed Income Portfolios

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

International Portfolios

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

Feeder Portfolios(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if a Fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular Fund is equal to the percentage of average aggregate daily net assets that are attributable to that Fund.  The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance.  The Agreement may be terminated by the Administrator or any Fund without penalty upon sixty days’ notice and will terminate automatically upon its assignment.

CUSTODIAN

State Street Bank and Trust Company (State Street) serves as the Custodian for the Investment Company.  State Street is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes.  For these services, State Street is paid an annual fee in accordance with the following:

•                  Fund Accounting. A fee payable monthly on a pro rata basis, based on month-end net assets of each Fund:  First $20 billion—1.00 basis point (b.p.); next $10 billion—0.75 b.p.; over $30 billion—0.50 b.p. (domestic accounting); First $1 billion—3.50 b.p.; over $1 billion—2.00 b.p. (international accounting);

•                  Custody. A fee payable monthly on a pro rata basis, based on the following percentages of month-end net assets (excluding short term sweep investments into other than the SSgA Funds money market portfolios:  First $20 billion—0.40 b.p.; over $20 billion—0.20 b.p.

•                  Portfolio Trading (per domestic transaction). Charges range from $5 to $75 depending on the type of transaction.

•                  Global Custody. A fee payable monthly on a pro rata basis, based on a certain percentage of month-end net assets, ranging from 6 b.p. to 40 b.p., depending on the country in which securities are held.

(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable Fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by Fund type, should the Fund cease operating as a Feeder Portfolio.

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•                  Pricing. Monthly quote charge, based on month-end positions: annual base pricing charge, per Fund, $4,500.  Charges range from $4 to $16, depending on the type of security. Fair value pricing (per Fund annually): ITG pricing—$10,000; State Street pricing—$4,000;Yields.  $4,200 per Fund annually;

•                  On-Line Access Charge.  $960 per Fund annually

•                  Multiple Classes of Shares. $18,000 per class annually;

•                  Fund of Funds.  Accounting fee, daily priced—$9,000 per Fund of Fund annually; Each additional class—$9,000 per class annually; Transactions—$5 each.

•                  Feeder Funds. $15,000 per feeder annually;

•                  Earnings Credit. A balance credit is applied against the above fees (excluding out-of-pocket expenses).  The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

•                  Special Services. Wash sales system and —$3,000 per Fund annually; ITELS—$3,000 per Fund annually; Qualified dividend income reporting—$500 per Fund; Chief Compliance Officer reporting fees—$600 per Fund annually; and

•                  Out of Pocket Expenses at Cost. Include but are not limited to:  annual maintenance fee of $3,000, telephone and other communication lease line charges; SWIFT trade charges, SAS 70 and SAS 99 charges agreed upon procedures review, wire charges of $5, postage and insurance, courier fees, duplicating, legal fees, supplies relating to Funds records, sub-custodian charges, audit letter, stamp duties, proxy fees and archive/document storage costs.

The Custodian’s address is 200 Newport Avenue, Josiah Quincy Building JQ5S, North Quincy, MA  02171.

TRANSFER AND DIVIDEND PAYING AGENT

Boston Financial Data Services, Inc. (BFDS) serves as the Transfer and Dividend Paying Agent. BFDS is a joint venture of State Street Corporation and DST Systems, Inc. BFDS is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 Fund minimum (26 to 35 CUSIPs) or $12,000 Fund minimum (over 35 CUSIPs).  BFDS is also paid the following activity based fees:  $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company.  Portfolio fees are allocated to each Fund based on the average net asset value of each Fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. BFDS is reimbursed by the Fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the Fund. BFDS’s principal business address is 2 Heritage Drive, North Quincy, MA  02171.

DISTRIBUTOR

State Street Global Markets, LLC (the “Distributor”) serves as the distributor of Fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended (the “Distribution Agreement”).  The Distribution Agreement shall continue in effect for each Fund for two years following its effective date with respect to the Fund; and thereafter only so long as its continuance is specifically approved at least annually by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval, or by vote of a majority of the outstanding voting securities of the Fund. The Distributor offers the shares of each Fund on an agency or “best efforts” basis under which the SSgA Funds shall only issue such shares as are actually sold. The Distributor is a wholly owned subsidiary of State Street Corporation. The Distributor’s mailing address is State Street Financial Center, One Lincoln Street, Boston, MA  02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and SSgA Funds have each adopted a code of ethics (the SSgA Funds’ code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the Funds’ service providers and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the SSgA

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Funds. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions.  Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the SSgA Funds’ service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLANS AND SHAREHOLDER SERVICING ARRANGEMENTS

Distribution Plans.  Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a Fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a Fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule.  Accordingly, each class of shares offered by the SSgA Funds operates under a separate Rule 12b-1 plan providing for payment of distribution expenses up to the plan limit.

In connection with the Trustees’ consideration of whether to adopt the distribution plans, the Distributor, as the Funds’ principal underwriter, represented to the Trustees that the Distributor believes that the distribution plans should result in increased sales and asset retention by enabling the Funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a distribution plan or under an alternative distribution arrangement, the level of sales and asset retention that a Fund would have.  The distribution plans do not provide for a Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years.  A quarterly report of the amounts expended under all of the distribution plans in operation, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review.  No distribution plan may be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that are paid by the Funds.  The distribution plans and any material amendments must be approved annually by all of the Trustees and by the Trustees who are neither “interested persons” (as defined in the 1940 Act) of the Funds nor have any direct or indirect financial interest in the operation of the distribution plan or any related agreements.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Distribution and Shareholder Servicing. Payments under the distribution plans are made to the Distributor to finance activity which is intended to result in the sale and retention of Fund shares including:  (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and (4) expenses incurred in connection with the promotion and sale of Fund shares, including Distributor’s overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel. Under the distribution plans, the SSgA Funds and/or the Distributor may also enter into service agreements with various financial institutions, such as banks, broker-dealers, financial advisors or other financial institutions, including the Advisor and its affiliates (each of which is referred to as a Financial Intermediary) to provide shareholder servicing with respect to the shares held by or for the customers of the Financial Intermediaries.  Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law. Under the service agreements, the Financial Intermediaries may provide various services for such customers, including: (1) answering inquiries regarding the Funds; (2) assisting customers in changing dividend options, account designations and addresses; (3) performing subaccounting for such customers; (4) establishing and maintaining customer accounts and records; (5) processing purchase and redemption transactions; (6) providing periodic statements showing customers’ account balances and integrating such statements with those of other transactions and balances in the customers’ other accounts serviced by the Financial Intermediaries; (7) arranging for bank wires transferring customers’ proceeds; and (8) such other services as the customers may request in connection with their accounts, to the extent permitted by applicable statute, rule or regulation. Shareholder services may also include sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.  Financial Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees to their customers for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Financial Intermediaries who sell shares of the Fund.  Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the Fund. As of the 12 months ended August 31, 2006, the Advisor and/or Distributor made such cash payments to 13 Financial Intermediaries.  Financial Intermediaries are compensated based on the average daily value of all shares of each Fund owned by customers of the Financial Intermediary.  From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Financial Intermediaries in

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the form of (1) ordinary and usual gratuities, tickets and other business entertainment; and/or (2) sponsorship of regional or national events of Financial Intermediaries.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts.  The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA  02116.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Joseph P. Barri LLC, 259 Robbins Street, Milton, MA  02186, provides legal services to the Independent Trustees.

BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the SSgA Funds by the Advisor.  Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services.  Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the Funds pay a spread which is included in the cost of the security, and is the difference between the dealer’s cost and the cost to the Funds.  When a Fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade.  Securities may be purchased from underwriters at prices that include underwriting fees.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances).  The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to:  liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur.  The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds’ assets for, or participate in, third party soft-dollar arrangements, although the Advisor may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services.  The Advisor does not “pay up” for the value of any such proprietary research. The Advisor may aggregate trades with clients of State Street Global Advisors, whose commission dollars are used to generate soft dollar credits.  Although the Advisor’s clients’ commissions are not used for third party soft dollars, the clients may benefit from the soft dollar products/services received by State Street Global Advisors.

Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the SSgA Funds’ procedures adopted in accordance with Rule 17e-1 of the 1940 Act.  The SSgA Funds have adopted procedures pursuant to Rule 12b-1(h) of the 1940 Act that are reasonably designed to prevent the Advisor from directing brokerage in consideration of distribution of Funds shares.

With respect to brokerage commissions, if commissions are generated by a Fund, the Board reviews, at least annually, the commissions paid by a Fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a Fund.

PRICING OF FUND SHARES

The SSgA Funds are offered without a sales commission by the Distributor to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity.  The Funds described in this Statement determine the price per share once each business day (unless otherwise noted) at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time).  A business day is one on which the New York Stock Exchange is open for regular trading.  Pricing does not occur on non-business days.

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Currently, the New York Stock Exchange is open for trading every weekday except New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  The New York Stock Exchange may close early on Christmas Eve and New Year’s Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of Fund shares when the shareholder is not able to purchase or redeem Fund shares.  Further, because foreign securities markets may close prior to the time the Fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the Fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value.  If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value.  If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with the Funds’ Securities Valuation Procedures.  This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded.  United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price.  Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange or over the counter are valued on the basis of the last sale price.  In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities.  Some international securities trade on days that the Fund is not open for business.  As a result, the net asset value of Fund shares may fluctuate on days when Fund shareholders may not buy or sell Fund shares.

The Funds value securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value.  This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates.  While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on Fund shares computed by dividing the annualized daily income on the Fund’s portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates.  In periods of rising interest rates, the daily yield on Fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The SSgA Funds received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a Fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

TAXES

The tax discussion in this document is only a summary of certain United States federal income tax issues generally affecting the Funds and their shareholders.  The following assumes any Fund shares will be capital assets in the hands of a shareholder.  Circumstances among investors may vary, so you are encouraged to discuss investment in the SSgA Funds with your tax advisor. Each portfolio of the SSgA Funds intends to qualify each year as a “regulated investment company” (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  As a RIC, each Fund is generally not subject to federal income taxes to the extent it distributes its net investment income and net capital gain  (long-term capital gains in excess of short-term capital losses) to shareholders.  The Board intends to distribute each year substantially all of the SSgA Funds’ net investment income and net capital gain.  It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice. If a Fund fails to qualify as a RIC for any taxable year, it will be subject to tax as a “C” corporation and may be limited in its ability to qualify as a RIC in the future.

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Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of:  (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from the preceding calendar year.  For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such months will be deemed to have been received on December 31 of such year if the dividends are paid by the Fund subsequent to December 31 but prior to February 1 of the following year.

Any capital loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gain dividends received with respect to such shares.

Foreign shareholders should consult their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

Issues Related to Hedging and Option Investments.  A Fund’s ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the Fund’s income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss.  Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

State and Local Taxes.  Depending upon the extent of each Fund’s activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Fund and its shareholders.  Circumstances among investors may vary and each investor is encouraged to discuss investment in the Fund with the investor’s tax advisor.

CALCULATION OF PERFORMANCE DATA

The SSgA Funds compute average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission.  Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a Fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

P(1+T)[n] = ERV

where:	P =	a hypothetical initial payment of $1,000
	T =	average annual total return
	n =	number of years
	ERV =	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the Fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

P(1+T)[n] = ATVD

where:	P =	a hypothetical initial payment of $1,000
	T =	average annual total return (after taxes on distributions)

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n =	number of years
ATVD =	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on Fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the Fund, less taxes due on such distributions, are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

The SSgA Funds will not hold an annual meeting of shareholders.  Special meetings may be convened:  (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board’s failure to honor the shareholders’ request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each Fund share has one vote.  There are no cumulative voting rights.  There is no annual meeting of shareholders, but special meetings may be held.  On any matter that affects only a particular investment Fund, only shareholders of that Fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The Fund share represents an equal proportionate interest in the Fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the Fund as may be declared by the Board of Trustees.  Fund shares are fully paid and nonassessable by the SSgA Funds and have no preemptive rights.

The SSgA Funds do not issue share certificates.  Instead, the Transfer Agent sends monthly statements to shareholders of the Fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts.  Each statement also sets forth the balance of shares held in the account.

The SSgA Funds are authorized to divide shares of any Fund into two or more classes of shares.  The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase Fund provisions and conditions under which any Fund may have separate voting rights or no voting rights.  Each class of shares is entitled to the same rights and privileges as all other classes of the Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund’s portfolio securities.  The SSgA Funds includes the Institutional Class (the original class of shares), and two additional classes of shares:  Class R (SSgA Bond Market, Core Opportunities, Small Cap, Aggressive Equity, International Stock Selection and Life Solutions Income and Growth, Life Solutions Balanced and Life Solutions Growth Funds) and Select Class (SSgA Emerging Markets Fund).

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA Funds shares are not endorsed or guaranteed by State Street or its affiliates, are not deposits or obligations of State Street or its affiliates, and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the Fund.  If the Advisor were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services.  In such event, changes in

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the operation of the Fund may occur.  It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor.  The Advisor’s proxy voting policy is attached to this Statement.  You may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (1) without charge, upon request, by calling 1-800-997-7327; (2) on the Funds’ website at www.ssgafunds.com; and (3) on the US Securities and Exchange Commission’s website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

Each individual Fund of the SSgA Funds is a series of a “Massachusetts business trust.” A copy of the SSgA Funds’ First Amended and Restated Master Trust Agreement (the “Declaration of Trust”) is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the SSgA Funds are designed to make the SSgA Funds similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust provides that the shareholders are not subject to any personal liability for the acts or obligations of the SSgA Funds and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the SSgA Funds contains a provision to the effect that the shareholders are not personally liable.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (1) tort claims, (2) contract claims where the provision referred to is omitted from the undertaking, (3) claims for taxes, and (4) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the SSgA Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the SSgA Funds. The Trustees intend to conduct the operations of the SSgA Funds in a way as to avoid, as far as possible, ultimate liability of the shareholders.

The Declaration of Trust further provides that the name of the SSgA Funds refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the SSgA Funds, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the SSgA Funds for any satisfaction of claims arising in connection with the affairs of the SSgA Funds. With the exceptions stated, the Trust’s Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the SSgA Funds.

The SSgA Funds shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

FINANCIAL STATEMENTS

Audited financial statements will be available within 60 days following the end of the current fiscal year, which ends August 31 (provided that a fund is operational during the fiscal year).  When available, copies of the financial statements can be obtained without charge by calling Distributor at (800) 647-7327.

PROXY VOTING POLICY

Introduction

SSgA Funds Management, Inc. (“FM”) seeks to vote proxies for which it has discretionary authority in the best interests of its clients.  This entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio’s holdings with respect to proposals that are reasonably anticipated to have an impact on the current or potential value of a security.  Absent unusual

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circumstances or specific client instructions, we vote proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies.  FM takes the view that voting in a manner consistent with maximizing the value of our clients’ holdings will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (“SSgA”) Investment Committee.  The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to the FM Proxy Review Committee, a subcommittee of the SSgA Investment Committee.  FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

1)              describes its proxy voting procedures to its clients in Part II of its Form ADV;

2)              provides the client with this written proxy policy, upon request;

3)              discloses to its clients how they may obtain information on how FM voted the client’s proxies;

4)              matches proxies received with holdings as of record date;

5)              reconciles holdings as of record date and rectifies any discrepancies;

6)              generally applies its proxy voting policy consistently and keeps records of votes for each client;

7)              documents the reason(s) for voting for all non-routine items; and

8)              keeps records of such proxy voting available for inspection by the client or governmental agencies.

Process

The FM Manager of Corporate Governance is responsible for monitoring proxy voting on behalf of our clients and executing the day to day implementation of this Proxy Voting Policy. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee.

In order to facilitate our proxy voting process, FM retains Institutional Shareholder Services (“ISS”), a firm with expertise in the proxy voting and corporate governance fields.  ISS assists in the proxy voting process, including acting as our voting agent (i.e. actually processing the proxies), advising us as to current and emerging governance issues that we may wish to address, interpreting this policy and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments.  This Policy does not address all issues as to which we may receive proxies nor does it seek to describe in detail all factors that we may consider relevant to any particular proposal.  To assist ISS in interpreting and applying this Policy, we meet with ISS at least annually, provide written guidance on certain topics generally on an annual basis and communicate more regularly as necessary to discuss how specific issues should be addressed.  This guidance permits ISS to apply this Policy without consulting us as to each proxy but in a manner that is consistent with our investment view and not their own governance opinions.  If an issue raised by a proxy is not addressed by this Policy or our prior guidance to ISS, ISS refers the proxy to us for direction on voting.  On issues that we do not believe affect the economic value of our portfolio holdings or are considered by us to be routine matters as to which we have not provided specific guidance, we have agreed with ISS to act as our voting agent in voting such proxies in accordance with its own recommendations which, to the extent possible, take into account this Policy and FM’s general positions on similar matters.  The Manager of Corporate Governance is responsible, working with ISS, for submitting proxies in a timely manner and in accordance with our policy.  The Manager of Corporate Governance works with ISS to establish and update detailed procedures to implement this policy.

From time to time, proxy votes will be solicited which fall into one of the following categories:

(i)            proxies which involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); or

(ii)           proxies which are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

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These proxies are identified through a number of methods, including but not limited to notification from ISS, concerns of clients, review by internal proxy specialists, and questions from consultants.  The role of third parties in identifying special circumstances does not mean that we will depart from our guidelines; these third parties are all treated as information sources.  If they raise issues that we determine to be prudent before voting a particular proxy or departing from our prior guidance to ISS, we will weigh the issue along with other relevant factors before making an informed decision.  In all cases, we vote proxies as to which we have voting discretion in a manner that we determine to be in the best interest of our clients.  As stated above, if the proposal has a quantifiable effect on shareholder value, we seek to maximize the value of a portfolio’s holdings.  With respect to matters that are not so quantifiable, we exercise greater judgment but still seek to maximize long-term value by promoting sound governance policies.  The goal of the Proxy Voting Committee is to make the most informed decision possible.

In instances of special circumstances or issues not directly addressed by our policies or guidance to ISS, the FM Manager of Corporate Governance will refer the item to the Chairman of the Investment Committee for a determination of the proxy vote.  The first determination is whether there is a material conflict of interest between the interests of our client and those of FM or its affiliates (as explained in greater detail below under “Potential Conflicts”).  If the Manager of Corporate Governance and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under “Potential Conflicts” is followed.  If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients.  At this point, the Chairman of the Investment Committee makes a voting decision in our clients’ best interest.  However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy item to the Proxy Review Committee and/or to the entire Investment Committee for a final decision on voting the proxy.  The Investment Committee will use the same rationale for determining the appropriate vote.

FM reviews proxies of non-US issuers in the context of these guidelines.  However, FM also endeavors to show sensitivity to local market practices when voting these proxies, which may lead to different votes. For example, in certain foreign markets, items are put to vote which have little or no effect on shareholder value, but which are routinely voted on in those jurisdictions; in the absence of material effect on our clients, we will follow market practice.  FM votes in all markets where it is feasible to do so.  Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction.  In such a case, FM will be unable to vote such a proxy.

Voting

For most issues and in most circumstances, we abide by the following general guidelines.  However, it is important to remember that these are simply guidelines.  As discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

I.                                         Generally, FM votes for the following ballot items:

Board of Directors

•                  Elections of directors who (i) we determine to be adequately independent of management and (ii) do not simultaneously serve on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer).  Factors that we consider in evaluating independence include whether the nominee is an employee of or related to an employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, or whether the nominee receives non-board related compensation from the issuer

•                  Directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry.  In making such a determination, we review whether the compensation is overly dilutive to existing shareholders.

•                  Proposals to limit directors’ liability and/or expand indemnification of directors, provided that a director shall only be eligible for indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office

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•                  Discharge of board members’ duties*, in the absence of pending litigation, governmental investigation, charges of fraud or other indicia of significant concern

•                  The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board’s key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues.

•                  Mandates requiring a majority of independent directors on the Board of Directors

•                  Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

•                  Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

•                  Elimination of cumulative voting

•                  Establishment of confidential voting

Auditors

•                  Approval of auditors, unless the fees paid to auditors are excessive; auditors’ fees will be deemed excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditors

•                  Auditors’ compensation, provided the issuer has properly disclosed audit and non-audit fees relative to market practice and that non-audit fees for the prior year constituted no more than 50% of the total fees paid to the auditors

•                  Discharge of auditors*

•                  Approval of financial statements, auditor reports and allocation of income

•                  Requirements that auditors attend the annual meeting of shareholders

•                  Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

•                  Establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

Capitalization

•                  Dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend which constitutes 30% or more of net income

•                  Authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase

•                  Capitalization changes which eliminate other classes of stock and/or unequal voting rights

* Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

* Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

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•                  Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50%  of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies.

•                  Elimination of pre-emptive rights for share issuance of less than a certain  percentage (country specific - ranging from 5% to 20%) of the outstanding shares, unless even such small amount could have a material dilutive effect on existing shareholders (e.g. in illiquid markets)

Anti-Takeover Measures

•                  Elimination of shareholder rights plans (“poison pill”)

•                  Amendment to a shareholder rights plans (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced)

•                  Adoption or renewal of a non-US issuer’s shareholder rights plans (“poison pill”) if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

•                  Reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such reduction or elimination

•                  Mandates requiring shareholder approval of a shareholder rights plans (“poison pill”)

•                  Repeals of various anti-takeover related provisions

Executive Compensation/Equity Compensation

•                  Stock purchase plans with an exercise price of not less that 85% of fair market value

•                  Stock option plans which are incentive based and not excessively dilutive.  In order to assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares, and the issued but unexercised shares by fully diluted share count.  We review that number in light of certain factors, including the industry of the issuer, in order to make our determination as to whether the dilution is excessive.

•                  Other stock-based plans which are not excessively dilutive, using the same process set forth in the preceding bullet

•                  Expansions to reporting of financial or compensation-related information, within reason

•                  Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

Routine Business Items

•                  General updating of or corrective amendments to charter not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits,

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amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

•                  Change in Corporation Name

•                  Mandates that amendments to bylaws or charters have shareholder approval

Other

•                  Adoption of anti-“greenmail” provisions, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders

•                  Repeals or prohibitions of “greenmail” provisions

•                  “Opting-out” of business combination provision

II. Generally, FM votes against the following items:

Board of Directors

•                  Establishment of classified boards of directors, unless 80% of the board is independent

•                  Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, or nominating committees

•                  Limits to tenure of directors

•                  Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

•                  Restoration of cumulative voting in the election of directors

•                  Removal of a director, unless we determine the director (i) is not adequately independent of management or (ii) simultaneously serves on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer).  Factors that we consider in evaluating independence include whether the director is an employee of or related to an employee of the issuer or its auditor, whether the director  provides professional services to the issuer, or whether the director receives non-board related compensation from the issuer Elimination of Shareholders’ Right to Call Special Meetings

•                  Proposals that relate to the “transaction of other business as properly comes before the meeting”, which extend “blank check” powers to those acting as proxy

•                  Approval of Directors who have failed to act on a shareholder proposal that has been approved by a majority of outstanding shares

•                  Directors at companies where prior non-cash compensation was improperly “backdated” or “springloaded” where one of the following scenarios exists:

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•                  (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was not independent at the time, and (iii) the director seeking reelection served on the Compensation Committee at the time; or

•                  (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was independent at the time, and (iii) sufficient controls have not been implemented to avoid similar improper payments going forward; or

•                  (i) the Compensation Committee had knowledge of such backdating at the time, and (ii) the director seeking reelection served on the Compensation Committee at the time; or

•                  (i) the Compensation Committee did not have knowledge of such backdating at the time, and (ii) sufficient controls have not been implemented to avoid similar improper payments going forward

Capitalization

•                  Capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders

•                  Capitalization changes that exceed 100% of the issuer’s current authorized capital unless management provides an appropriate rationale for such change

Anti-Takeover Measures

•                  Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

•                  Adjournment of Meeting to Solicit Additional Votes

•                  Shareholder rights plans that do not include a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

•                  Adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”)

Executive Compensation/Equity Compensation

•                  Excessive compensation (i.e. compensation plans which are deemed by FM to be overly dilutive)

•                  Retirement bonuses for non-executive directors and auditors

•                  Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

Routine Business Items

•                  Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

•                  Reincorporation in a location which has more stringent anti-takeover and related provisions

•                  Proposals asking the board to adopt any form of majority voting, unless the majority standard indicated is based on a majority of shares outstanding.

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Other

•                  Requirements that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature

•                  Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

•                  Proposals which require inappropriate endorsements or corporate actions

•                  Proposals asking companies to adopt full tenure holding periods for their executives

III.           FM evaluates Mergers and Acquisitions on a case-by-case basis.  Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders.  However, in all cases, FM uses its discretion in order to maximize shareholder value.  FM generally votes as follows:

•                  Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•                  Against offers when we believe that  reasonable prospects exist for an enhanced bid or other bidders

•                  Against offers where, at the time of voting, the current market price of the security exceeds the bid price

•                  For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

•                  For offers made at a premium where no other higher bidder exists

Protecting Shareholder Value

We at FM agree entirely with the United States Department of Labor’s position that “where proxy voting decisions may have an effect on the economic value of the plan’s underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock” (IB 94-2). Our proxy voting policy and procedures are designed with the intent that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.  However, we use each piece of information we receive – whether from clients, consultants, the media, the issuer, ISS or other sources — as one part of our analysis in seeking to carry out our duties as a fiduciary and act in the best interest of our clients.  We are not unduly influenced by the identity of any particular source, but use all the information to form our opinion as to the best outcome for our clients.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors “target” lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors.  Companies, so identified, receive an individual, systematic review by the  FM Manager of Corporate Governance and the Proxy Review Committee, as necessary.

As an active shareholder, FM’s role is to support corporate policies that serve the best interests of our clients. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company’s value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical shareholder.  We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate.  To date we have not filed proposals or initiated letter-

39

writing or other campaigns, but have used our active participation in the corporate governance process —  especially the proxy voting process — as the most effective means by which to communicate our and our clients’ legitimate shareholder concerns.  Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Potential Conflicts

As discussed above under Process, from time to time, FM will review a proxy which may present a potential conflict of interest.  As a fiduciary to its clients, FM takes these potential conflicts very seriously  While FM’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by FM’s potential conflict, there are a number of courses FM may take.  Although various relationships could be deemed to give rise to a conflict of interest, we have determined that two categories of relationships present a sufficiently serious concern to warrant an alternative process:  customers of FM or its affiliates which are among the top 100 clients of FM and its affiliates based upon revenue; and the 10 largest broker-dealers used by SSgA, based upon revenue (a “Material Relationship”).

When the matter falls clearly within the polices set forth above or the guidance previously provided by FM to ISS and the proxy is to be voted in accordance with that guidance, we do not believe that such decision represents a conflict of interest and no special procedures are warranted.

In circumstances where either (i) the matter does not fall clearly within the policies set forth above or the guidance previously provided to ISS, or (ii) FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Manager of Corporate Governance will compare the name of the issuer against a list of the top 100 revenue generating clients of State Street Corporation and its affiliates and a list of the top 10 broker-dealer relationships to determine if a Material Relationship exists.  (These lists are updated quarterly.)  If the issuer’s name appears on either list and the pre-determined policy is not being followed, FM will employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. However, in certain circumstances the Proxy Review Committee may determine that the use of a third party fiduciary is not necessary or appropriate, either because the matter involved does not involve a material issue or because the issue in question affects the underlying value of the portfolio position and it is appropriate for FM, notwithstanding the potential conflict of interest, to vote the security in a manner that it determines will maximize the value to its client.  In such situations, the Proxy Committee, or if a broader discussion is warranted, the SSgA Investment Committee, shall make a decision as to the voting of the proxy.  The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM’s clients, shall be formalized in writing as a part of the minutes to the Investment Committee.

Recordkeeping

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM’s office:

1)              FM’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2)              a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

3)              a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4)              a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

5)              a copy of each written request from a client, and response to the client, for information on how FM voted the client’s proxies.

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Disclosure of Client Voting Information

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

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Filed pursuant to Rule 485(b)

File Nos. 33-19229; 811-5430

SSgA FUNDS

State Street Financial Center

One Lincoln Street

Boston, Massachusetts  02111-2900

1-800-997-7327

www.ssgafunds.com

STATEMENT OF ADDITIONAL INFORMATION

SSGA DISCIPLINED EQUITY FUND

SSGA SMALL CAP FUND

SSGA SMALL CAP FUND – CLASS R

SSGA CORE OPPORTUNITIES FUND

SSGA CORE OPPORTUNITIES FUND – CLASS R

SSGA TUCKERMAN ACTIVE REIT FUND

SSGA AGGRESSIVE EQUITY FUND

SSGA AGGRESSIVE EQUITY FUND – CLASS R

SSGA IAM SHARES FUND

SSGA CONCENTRATED GROWTH OPPORTUNITIES FUND

SSGA LARGE CAP VALUE FUND

SSGA ENHANCED SMALL CAP FUND

SSGA DIRECTIONAL CORE EQUITY FUND

DECEMBER 18, 2007

This Statement of Additional Information (“Statement”) is not a Prospectus but should be read in conjunction with the Funds’ current Prospectus dated December 18, 2007.  This Statement describes the SSgA Funds generally and provides additional information about the Funds listed above. To obtain, without charge, the Prospectus or the most recent Annual Report to Shareholders, which contains the Funds’ financial statements incorporated herein by reference, please call 1-800-647-7327. You may also obtain the Prospectus or Annual Report through the SSgA Funds’ website at www.ssgafunds.com.

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HISTORY	3

DESCRIPTION OF INVESTMENTS AND RISKS	3

INVESTMENT STRATEGIES	3
HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES	12
SELECTIVE DISCLOSURE OF THE SSGA FUNDS’ PORTFOLIO HOLDINGS	15
INVESTMENT RESTRICTIONS	16
TEMPORARY DEFENSIVE POSITION	19
PORTFOLIO TURNOVER	19

MANAGEMENT OF THE FUNDS	20

BOARD OF TRUSTEES AND OFFICERS	20
COMPENSATION	25
EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2006	26
CONTROLLING AND PRINCIPAL SHAREHOLDERS	27

INVESTMENT ADVISORY AND OTHER SERVICES	29

ADVISOR	29
PORTFOLIO MANAGERS	32
ADMINISTRATOR	34
CUSTODIAN	36
TRANSFER AND DIVIDEND PAYING AGENT	36
DISTRIBUTOR	37
CODE OF ETHICS	38
DISTRIBUTION PLANS AND SHAREHOLDER SERVICING ARRANGEMENTS	38
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	41
LEGAL COUNSEL	41

BROKERAGE PRACTICES AND COMMISSIONS	41

PRICING OF FUND SHARES	45

TAXES	46

CALCULATION OF PERFORMANCE DATA	48

ADDITIONAL INFORMATION	49

SHAREHOLDER MEETINGS	49
CAPITALIZATION AND VOTING	49
FEDERAL LAW AFFECTING STATE STREET	50
PROXY VOTING POLICY	50
MASSACHUSETTS BUSINESS TRUST	50

FINANCIAL STATEMENTS	51

DESCRIPTION OF SECURITIES RATINGS	52

PROXY VOTING POLICY	56

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HISTORY

The SSgA Funds is a single legal entity organized on October 3, 1987 as a Massachusetts business trust, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

DESCRIPTION OF INVESTMENTS AND RISKS

The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The SSgA Funds operates distinct investment portfolios referred to individually as a “Fund” or collectively as the “Funds”. SSgA Funds offers shares of beneficial interest in the Funds as described in the applicable Prospectuses.  Other than the SSgA Tuckerman Active REIT Fund and the SSgA Concentrated Growth Opportunities Funds, each of the Funds is diversified as provided by the 1940 Act. Under the 1940 Act, a diversified company is defined as a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities of any single issuer limited to 5% or less of each of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer.  Capitalized terms used in this Statement and not otherwise defined have the meanings assigned to them in the Prospectus.

INVESTMENT STRATEGIES

To the extent consistent with each Fund’s investment objective and restrictions, the Funds covered by this Statement may invest in the following instruments and utilize the following investment techniques (unless otherwise noted):

US Government Obligations.  The types of US Government obligations in which each Fund may at times invest include:  (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and (2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following:  (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are:  Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export—Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association).  No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law.  Each Fund may purchase US Government obligations on a forward commitment basis.

“US Government Obligations” are not applicable to the SSgA Tuckerman Active REIT Fund.

Repurchase Agreements.  A Fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers.  Under repurchase agreements, these parties sell securities to a Fund and agree to repurchase the securities at the Fund’s cost plus interest within a specified time.  In substance, a repurchase agreement is a loan for which the Fund receives securities as collateral.  Under a repurchase agreement, a Fund purchases securities from a financial institution that agrees to repurchase the securities at the original purchase price plus interest within a specified time. The securities purchased by each Fund have a total value in excess of the purchase price paid by the Fund and are held by the Custodian or another Board-approved custodian bank until repurchased.  Repurchase agreements assist the Fund in being invested fully while retaining “overnight” flexibility in pursuit of investments of a longer-term nature.  Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory.  If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement.  In addition, in the event of a bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a Fund’s shareholders.

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“Repurchase Agreements” are not applicable to the SSgA Tuckerman Active REIT Fund.

Reverse Repurchase Agreements.  Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes.  A Fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a Fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities’ market value and agrees to repurchase the securities at a future date by repaying the cash with interest.  The Fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions.  Cash or liquid high quality debt obligations from a Fund’s portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the Fund’s records while a reverse repurchase agreement is in effect.  Reverse repurchase agreements involve the risk that the market value of securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities.  Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the Fund.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement.  In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

“Reverse Repurchase Agreements” are not applicable to the SSgA Tuckerman Active REIT Fund.

Forward Commitments.  A forward commitment is a contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with a Fund’s ability to manage its investment portfolio and meet redemption requests.  A Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale.  When effecting such transactions, cash or liquid high quality debt obligations held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled.  Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

“Forward Commitments” are not applicable to the SSgA IAM SHARES, Large Cap Value, Concentrated Growth Opportunities, or Directional Core Equity Funds.

When-Issued Transactions.  New issues of securities are often offered on a when-issued basis.  This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them.  The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

A Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy.  Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the Fund’s records.  For the purpose of determining the adequacy of these securities the segregated securities will be valued at market.  If the market value of such securities declines, additional cash or securities will be segregated on the Fund’s records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund.  No Fund will invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the Fund are subject to changes in market value based upon the public’s perception of changes in the level of interest rates.  Generally, the value of such securities will fluctuate inversely to changes in interest rates — i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise.  Therefore, if in order to achieve higher interest income a Fund remains substantially fully invested at the same time that it has purchased securities on a “when-issued” basis, there will be a greater possibility of fluctuation in a Fund’s net asset value.

When payment for when-issued securities is due, a Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund’s payment obligation).  The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

“When-Issued Transactions” are not applicable to the SSgA Large Cap Value and Directional Core Equity Funds.

Illiquid Securities. A Fund may not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable.  These securities include repurchase agreements that have a maturity of longer than seven days, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities

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considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests; floating and variable rate demand obligations; and tender option bonds as to which the Fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market.  Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The Advisor will monitor the liquidity of such restricted securities under the supervision of the Board of Trustees. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

Section 4(2) Commercial Paper.  The Funds may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (“Section 4(2) paper”).  Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution.  Any resale by the purchaser must be in an exempt transaction.  Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity.  Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with a Fund’s investment restriction relating to investments in illiquid securities.

“Section 4(2) Commercial Paper” is not applicable to the SSgA Enhanced Small Cap, Large Cap Value and Concentrated Growth Opportunities Funds.

Warrants.  Warrants entitle the holder to buy equity securities at a specific price for a specific period of time.  Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company.  Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.  No Fund will invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

“Warrants” are not applicable to the SSgA Enhanced Small Cap, Tuckerman Active REIT, and Large Cap Value Funds.

American Depository Receipts (ADRs).  ADRs may be purchased by a Fund under certain circumstances as an alternative to directly investing in foreign securities.  Generally, ADRs, in registered form, are designed for use in the US securities markets.  ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities.  ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank.  ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers.  However, by investing in ADRs rather than directly in a foreign issuer’s stock, a Fund can minimize currency risks during the settlement period for either purchases or sales.  In general, there is a large liquid market in the US for many ADRs.  The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

“ADRs” are not applicable to the SSgA Enhanced Small Cap, Tuckerman Active REIT, and Large Cap Value Funds.

Equity Swaps.  Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset.  In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset.  Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy.  The Advisor will allow the Funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds’ repurchase agreement guidelines.  Swap agreements bear the risk that a Fund will not be able to meet its obligation to the counterparty.  This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.

“Equity Swaps” are not applicable to the SSgA Enhanced Small Cap, Core Opportunities, and Large Cap Value Funds.

Total Rate of Return Swaps.  The Funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the Funds than if they had invested directly in an instrument that yielded that desired return.  The Advisor will cause the Funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds’ repurchase agreement guidelines.

“Total Rate of Return Swaps” are not applicable to the SSgA Enhanced Small Cap, Concentrated Growth Opportunities, Large Cap Value, and Directional Core Equity Funds.

5

Interfund Lending.  The SSgA Funds have been granted permission from the SEC to participate in a joint lending and borrowing facility (the “Credit Facility”).  The Funds may borrow money from the SSgA Money Market Fund for temporary purposes.  All such borrowing and lending will be subject to a participating Fund’s fundamental investment limitations.  The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves.  The Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days.  Loans may be called on one business day’s notice.  A participating Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.  Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

Purchase of Other Investment Company Funds.  A Fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies.  Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which a Fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the SSgA Funds an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds a Fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with a “fund of funds,” including unnecessary costs (such as sales loads, advisory fees that may be borne by a Fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when a Fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

Convertible Securities.  The Funds may hold convertible securities of foreign or domestic issuers if delivered to the Funds in connection with debt securities held by the Funds.  A convertible security is a fixed-income security which may be converted into the issuer’s common or preferred stock at a stated price within a specified period of time.  Convertible securities are senior to common stocks in a corporation’s capital structure but are usually subordinated to similar nonconvertible securities.  Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security’s underlying common stock.  The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

“Convertible Securities” are not applicable to SSgA Enhanced Small Cap, Large Cap Value, Concentrated Growth Opportunities and Directional Core Equity Funds.

IPO Holding Risk. IPO holding is the practice of participating in an initial public offering (IPO) with the intent of holding the security for investment purposes. Because an IPO is an equity security that is new to the public market, the value of IPOs may fluctuate dramatically. Therefore, IPOs have greater risks than other equity investments. Because of the cyclical nature of the IPO market, from time to time there may not be any IPOs in which a Fund can participate. Even when the Fund requests to participate in an IPO, there is no guarantee that a Fund will receive an allotment of shares in an IPO sufficient to satisfy a Fund’s desired participation. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.

IPO Trading Risk. IPO trading is the practice of participating  in an initial public offering (IPO) and then immediately selling the security in the after-market. Engaging in this strategy could result in active and frequent trading. Use of this strategy could increase the Fund’s portfolio turnover and the possibility of realized capital gain. This is not a tax-efficient strategy. From time to time, it may not be possible to pursue an IPO trading strategy effectively because of a limited supply of “hot” IPOs. In addition, this practice may result in losses if a Fund purchases a security in an IPO and there is insufficient demand for the security in the after-market of the IPO. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.

“IPO Trading Risk” is not applicable to the SSgA Core Opportunities, Disciplined Equity, IAM SHARES, Enhanced Small Cap, and Tuckerman Active REIT Funds.

Description of Indices. The following are descriptions of indices against which certain Funds measure their performance, or from which a Fund chooses securities for investment.

The SSgA Disciplined Equity Fund, SSgA Core Opportunities Fund, and SSgA IAM SHARES Fund measure performance against the S&P 500 Index:

The S&P 500® Index.  The S&P 500 Index is composed of 500 common stocks which are chosen by Standard & Poor’s Corporation (“Standard & Poor’s”) to best capture the price performance of a large cross-section of the US publicly traded stock market.  The Index is structured to approximate the general distribution of industries in the US economy.  The inclusion of a stock in the S&P 500

6

Index in no way implies that Standard & Poor’s believes the stock to be an attractive investment, nor is Standard & Poor’s a sponsor or in any way affiliated with the Fund.  The 500 securities, most of which trade on the New York Stock Exchange, represent approximately 75% of the market value of all US common stocks.  Each stock in the S&P 500 Index is weighted by its float-adjusted market capitalization.  That is, each security is weighted by its float-adjusted market value (i.e., the number of shares that are available to the public—excluding those that are closely held by insiders, other index constituents, government entities, or those shares that have investment restrictions—multiplied by the stock’s current price). Component stocks included in the S&P 500 Index are chosen with the aim of achieving a distribution at the index level representative of the various components of the US gross national product and therefore do not represent the 500 largest companies.  Aggregate market value and trading activity are also considered in the selection process.  A limited percentage of the Index may include foreign securities.

The SSgA Tuckerman Active REIT Fund will select securities for investment from the Dow Jones Wilshire REIT® Index (the Index.):

Dow Jones Wilshire® REIT Index.  The Index is a market capitalization weighted index of publicly traded Real Estate Investment Trusts (REITs).  The Index is comprised of companies whose charter is the equity ownership and operation of commercial real estate.  The Index is rebalanced monthly and returns are calculated on a buy and hold basis.  The Index has been constructed to avoid survivor bias.  Survivorship bias refers to a condition that can cloud historical performance results; it is caused by including the present universe of companies to calculate historical returns rather than the relevant universe of companies available historically.  For example, if one calculates a 10 year return for the REITs existing today, this historical return has a survivorship bias because it is based on surviving companies (those that exist today), not the companies that existed ten years ago.  To prevent survivorship bias in this scenario, for each year from 1993 forward the existing REITS from each time period would be the basis for the returns each year and the returns would be linked for a more representative, less biased historical return.

The SSgA Directional Core Equity Fund measures its performance against the Russell 1000 Index:

The Russell 1000® Index.  The Russell 1000 Index offers investors access to the extensive large-cap segment of the US equity universe representing approximately 90% of the total market capitalization of the Russell 3000 Index. The Russell 1000 includes the largest 1,000 securities in the Russell 3000® Index. As of August 31, 2007, the average market capitalization was approximately $91 billion, and the median market capitalization was approximately $5 billion.  The smallest company in the index had an approximate market capitalization of $1 billion.

The SSgA Small Cap and Enhanced Small Cap Funds will measure performance against the Russell 2000 Index:

The Russell 2000® Index.  The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.  As of August 31, 2007, the average market capitalization was approximately $1.274 billion; the median market capitalization was approximately $647 million.  The largest company in the index had an approximate market capitalization of $5.02 billion, and the smallest was $27 million.

The SSgA Aggressive Equity Fund will measure its performance against the Russell 3000 Index:

Russell 3000® Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable US equity market.  As of August 31, 2007, the average market capitalization was approximately $84.39 billion; the median market capitalization was approximately $1.17 billion. The largest company in the index had an approximate market capitalization of $482.94 billion, and the smallest was $27 million.

The SSgA Large Cap Value Fund will measure its performance against the Russell 1000 Value Index:

The Russell 1000® Value Index.  The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

The SSgA Concentrated Growth Opportunities Fund will measure its performance against the Russell 1000 Growth Index:

The Russell 1000® Growth Index.  The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

SSgA Small Cap and IAM SHARES Funds only:

Variable Amount Master Demand Notes.  Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated.  These instruments are issued pursuant to written agreements between their issuers and holders.  The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations.  Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than

7

investing in comparable fixed income securities.  There is no active secondary market with respect to a particular variable rate instrument.

SSgA Directional Core Equity Fund only:

Forward Currency Transactions. The Fund’s participation in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The purpose of transaction hedging is to “lock in” the US dollar equivalent price of such specific securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in that currency. The Fund will not speculate in foreign currency exchange transactions. Transaction and position hedging will not be limited to an overall percentage of the Fund’s assets, but will be employed as necessary to correspond to particular transactions or positions. The Fund may not hedge its currency positions to an extent greater than the aggregate market value (at the time of entering into the forward contract) of the securities held in its portfolio denominated, quoted in, or currently convertible into that particular currency. When the Fund engages in forward currency transactions, certain asset segregation requirements must be satisfied to ensure that the use of foreign currency transactions is unleveraged. When the Fund takes a long position in a forward currency contract, it must maintain a segregated account containing liquid assets equal to the purchase price of the contract, less any margin or deposit. When the Fund takes a short position in a forward currency contract, the Fund must maintain a segregated account containing liquid assets in an amount equal to the market value of the currency underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when the Fund “covers” a forward currency position generally by entering into an offsetting position. The transaction costs to the Fund of engaging in forward currency transactions vary with factors such as the currency involved, the length of the contract period and prevailing currency market conditions. Because currency transactions are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities being hedged, but it does establish a rate of exchange that can be achieved in the future. Thus, although forward currency contracts used for transaction or position hedging purposes may limit the risk of loss due to an increase in the value of the hedged currency, at the same time they limit potential gain that might result were the contracts not entered into. Further, the Advisor may be incorrect in its expectations as to currency fluctuations, and the Fund may incur losses in connection with its currency transactions that it would not otherwise incur.  If a price movement in a particular currency is generally anticipated, the Fund may not be able to contract to sell or purchase that currency at an advantageous price. At or before the maturity of a forward sale contract, the Fund may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to sell is less than the price of the currency it has agreed to purchase in the offsetting contract. The foregoing principles generally apply also to forward purchase contracts.

Preferred Stocks.  Preferred stock, unlike common stock, generally confers a stated dividend rate payable from the corporation’s earnings.  Such preferred stock dividends may be cumulative or noncumulative, fixed, participating, auction rate or other.  If interest rates rise, a fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline either absolutely or relative to alternative investments.  Preferred stock may have mandatory sinking fund provisions, as well as provisions that allow the issuer to redeem or call the stock.  The right to payment of preferred stock is generally subordinate to rights associated with a corporation’s debt securities.

Eurodollar Certificates of Deposit (ECDs),  Eurodollar Time Deposits (ETDs) and Yankee Certificates of Deposit (YCDs).  ECDs are US dollar denominated certificates of deposit issued by foreign branches of domestic banks.  ETDs are US dollar denominated deposits in foreign banks or foreign branches of US banks.  YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks.

Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.

Foreign Currency Risk. A Fund that invests in foreign securities or securities denominated in foreign currencies may be adversely affected by changes in currency exchange rates, exchange control regulations, foreign country indebtedness and indigenous economic

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and political developments. A Fund attempts to buy and sell foreign currencies on favorable terms, but will incur the cost of any price spread on currency exchanges when a Fund changes investments from one country to another or when proceeds from the sale of shares in US dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would  prevent a Fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to a Fund’s investments in securities of issuers of that country. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the Fund’s securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging markets countries have experienced substantial and in some periods extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

Foreign Securities.  The Fund is permitted to invest in foreign securities. Foreign securities include securities of foreign companies and foreign governments (or agencies or subdivisions thereof). The Fund will normally invest in foreign securities only if: (i) such securities are US dollar-denominated; or (ii) if such securities are not US dollar-denominated, the Fund contemporaneously enters into a foreign currency transaction to hedge the currency risk associated with the particular foreign security.  If the Fund’s securities are held abroad, the countries in which such securities may be held and the sub-custodian holding them must be approved by the Fund’s Board of Trustees or its delegate under applicable rules adopted by the SEC. In buying foreign securities, the Fund may convert US dollars into foreign currency, but only to effect securities transactions on foreign securities exchanges and not to hold such currency as an investment.

The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the Fund intends to construe geographic terms such as “foreign,” “non-US” “European, “ “Latin American,” and “Asian,” in the manner that affords to the Fund the greatest flexibility in seeking to achieve its investment objective(s). Specifically, in circumstances where the investment objective and/or strategy is to invest at least some percentage of the Fund’s assets in foreign securities, etc., the Fund will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:

(i)

the issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or

(ii)	the securities are traded principally in the country or region suggested by the Relevant Language; or

(iii)

the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.

In addition, the Fund intends to treat derivative securities (e.g., call options) by reference to the underlying security. Conversely, if the investment objective and/or strategy of the Fund limits the percentage of assets that may be invested in “foreign securities,” etc. or prohibits such investments altogether, the Fund intends to categorize securities as “foreign,” etc. only if the security possesses all of the attributes described above in clauses (i), (ii) and (iii).

Foreign securities also include securities of foreign issuers represented by American Depositary Receipts (ADRs).  ADRs are issued by a US depository institution, but they represent a specified quantity of shares of a non-US stock company. ADRs trade on US securities exchanges but are treated as “foreign securities” for purposes of the limitations on the Fund’s investments in foreign securities because they are subject to many of the same risks as foreign securities as described below.

In addition to ADRs, the Fund may invest in sponsored or unsponsored Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs) to the extent they become available. GDRs and EDRs are typically issued by foreign depositaries and evidence ownership interests in a security or pool of securities issued by either a foreign or a US corporation. Holders of unsponsored GDRs and EDRs generally bear all the costs associated with establishing them. The depositary of an unsponsored GDR or EDR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the GDR or EDR holders any voting rights with respect to the securities or pools of securities represented by the GDR or EDR. GDRs and EDRs also may not be denominated in the same currency as the underlying securities.  Registered GDRs and EDRs are generally designed for use in US securities markets, while bearer form GDRs and EDRs are generally designed for non-US securities markets. The Fund will treat the underlying securities of a GDR or EDR as the investment for purposes of its investment policies and restrictions.

Investments in foreign securities involve special risks and considerations.  As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic

9

companies, there may be less publicly available information about a foreign company than about a domestic company. For example, foreign markets have different clearance and settlement procedures.  Delays in settlement could result in temporary periods when assets of the Fund are uninvested.  The inability of the Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities.  They may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes, higher brokerage costs, thinner trading markets, currency blockages or transfer restrictions, expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries.  Purchases of foreign securities are usually made in foreign currencies and, as a result, the Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the US dollar.  Further, it may be more difficult for the Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities.  Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.  Certain markets may require payment for securities before delivery.  The Fund’s ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets.

A number of current significant political, demographic and economic developments may affect investments in foreign securities and in securities of companies with operations overseas.  Such developments include dramatic political changes in government and economic policies in several Eastern European countries and the republics composing the former Soviet Union, as well as the unification of the European Economic Community.  The course of any one or more of these events and the effect on trade barriers, competition and markets for consumer goods and services are uncertain.  Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries.  Management seeks to mitigate the risks associated with these considerations through diversification and active professional management.

Foreign Currency.  The Funds have authority to deal in forward foreign currency exchange contracts (including those involving the US dollar) as a hedge against possible variations in the exchange rate between various currencies.  This is accomplished through individually negotiated contractual agreements to purchase or to sell a specified currency at a specified future date and price set at the time of the contract.  A Fund’s dealings in forward foreign currency exchange contracts may be with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally.  A Fund is not obligated to hedge its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Advisor.  Forward commitments generally provide a cost-effective way of defending against losses due to foreign currency depreciation in which the securities are denominated.

In addition to the forward exchange contracts, the Funds may also purchase or sell listed or OTC foreign currency options and foreign currency futures and related options as a short or long hedge against possible variations in foreign currency exchange rates.  The cost to a Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing.  Transactions involving forward exchange contracts and futures contracts and options thereon are subject to certain risks.  Put and call options on currency may also be used to hedge against fluctuation in currency rates when forward contracts and/or futures are deemed to be not cost effective.  Options will not be used to provide leverage in any way.

Certain differences exist among these hedging instruments.  For example, foreign currency options provide the holder thereof the rights to buy or sell a currency at a fixed price on a future date.  A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date.  Futures contracts and options on futures contracts are traded on boards of trade or futures exchanges.  The Funds will not speculate in foreign security or currency options or futures or related options.

No Fund may hedge its position with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such transactions) of the securities held in its portfolio denominated or quoted in that particular foreign currency.  No Fund will enter into a position hedging commitment if, as a result thereof, it would have more than 20% of the value of its assets committed to such contracts.  The Fund will not enter into a forward contract with a term of more than 36 months.

Forward Currency Transactions. The Fund’s participation in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The purpose of transaction hedging is to “lock in” the US dollar equivalent price of such specific securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in that currency. The Fund will not speculate in foreign currency exchange transactions. Transaction and position hedging will not be limited to an overall percentage of the Fund’s assets, but will be employed as necessary to correspond to particular transactions or positions. The Fund may not hedge its currency positions to an extent greater than the aggregate market value (at the time of entering into the forward contract) of the securities held

10

in its portfolio denominated, quoted in, or currently convertible into that particular currency. When the Fund engages in forward currency transactions, certain asset segregation requirements must be satisfied to ensure that the use of foreign currency transactions is unleveraged. When the Fund takes a long position in a forward currency contract, it must maintain a segregated account containing liquid assets equal to the purchase price of the contract, less any margin or deposit. When the Fund takes a short position in a forward currency contract, the Fund must maintain a segregated account containing liquid assets in an amount equal to the market value of the currency underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when the Fund “covers” a forward currency position generally by entering into an offsetting position. The transaction costs to the Fund of engaging in forward currency transactions vary with factors such as the currency involved, the length of the contract period and prevailing currency market conditions. Because currency transactions are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities being hedged, but it does establish a rate of exchange that can be achieved in the future. Thus, although forward currency contracts used for transaction or position hedging purposes may limit the risk of loss due to an increase in the value of the hedged currency, at the same time they limit potential gain that might result were the contracts not entered into. Further, the Advisor may be incorrect in its expectations as to currency fluctuations, and the Fund may incur losses in connection with its currency transactions that it would not otherwise incur.  If a price movement in a particular currency is generally anticipated, the Fund may not be able to contract to sell or purchase that currency at an advantageous price. At or before the maturity of a forward sale contract, the Fund may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to sell is less than the price of the currency it has agreed to purchase in the offsetting contract. The foregoing principles generally apply also to forward purchase contracts.

Commercial Paper.  Tax exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less.  It is typically issued to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.  Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank.  Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject.  The Fund will only invest in commercial paper rated at the time of purchase not less than Prime-1 by Moody’s Investors Service, Inc., A-1 by Standard & Poor’s Rating Group or F-1 by Fitch’s Investor Service.

SSgA Enhanced Small Cap Fund only:

Exchange Traded Funds.  An exchange-traded fund, or ETF, is a type of investment company whose investment objective is to achieve the same return as a particular market index. An ETF is similar to an index fund in that it will primarily invest in the securities of companies that are included in a selected market index. An ETF will invest in either all of the securities or a representative sample of the securities included in the index.

Although ETFs are legally classified as open-end companies or Unit Investment Trusts (UITs), they differ from traditional open-end companies and UITs in the following respects:

•                  ETFs do not sell individual shares directly to investors and only issue their shares in large blocks (blocks of 50,000 shares, for example) that are known as “Creation Units.”

•                  Investors generally do not purchase Creation Units with cash. Instead, they buy Creation Units with a basket of securities that generally mirrors the ETF’s portfolio. Those who purchase Creation Units are frequently institutions.

•                  After purchasing a Creation Unit, an investor often splits it up and sells the individual shares on a secondary market. This permits other investors to purchase individual shares (instead of Creation Units).

Investors who want to sell their ETF shares have two options: (1) they can sell individual shares to other investors on the secondary market, or (2) they can sell the Creation Units back to the ETF. In addition, ETFs generally redeem Creation Units by giving investors the securities that comprise the portfolio instead of cash. Because of the limited redeemability of ETF shares, ETFs are not considered to be—and may not call themselves—mutual funds. ETFs are subject to the risk that the value of the securities in which the ETF invests may go up or down in response to the prospects of the underlying securities and/or general economic conditions.  Price changes may be temporary or may last for extended periods.

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SSgA Small Cap Fund only:

Debt Securities.  A Fund may also invest in debt securities with broad credit ratings that may or may not be investment grade.  Debt will typically represent less than 5% of a Fund’s assets.  Debt securities are subject to market and credit risk.  Lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest.  Such securities are sometimes referred to as “junk bonds.”  Please see “Description of Securities Ratings.”

SSgA Tuckerman Active REIT Fund only:

Asset-Backed Securities.  Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower’s other securities.  The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security’s par value.

The value of asset-backed securities is affected by changes in the market’s perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement.  The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a Fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor.  The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities.  Use of asset-backed securities will represent less than 5% of the Fund’s total assets by issuer.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The Funds described in this Statement may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures.  The Funds have authority to write (sell) covered call and put options on portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures and may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets.  Although certain risks are involved in options and futures transactions, the Advisor believes that, because a Fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of a Fund will not subject it to the risks frequently associated with the speculative use of options and futures transactions.  The Funds may also choose to use futures to generate exposure to certain markets more efficiently than through the use of cash bonds.  Although the use of hedging strategies by a Fund is intended to reduce the volatility of the net asset value of the Fund’s shares, the net asset value will nevertheless fluctuate.  There can be no assurance that the hedging transactions will be effective.

Writing Covered Call Options.  The Funds are authorized to write (sell) covered call options on the securities in which they may invest and to enter into closing purchase transactions with respect to such options.  Writing a call option obligates a Fund to sell or deliver the option’s underlying security, in return for the strike price, upon exercise of the option.  By writing a call option, the Fund receives an option premium from the purchaser of the call option.  Writing covered call options is generally a profitable strategy if prices remain the same or fall.  Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline.  By writing covered call options, however, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price.  In addition, a Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction.

Writing Covered Put Options.  The Funds are authorized to write (sell) covered put options on their portfolio securities and to enter into closing transactions with respect to such options.

When a Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser.  In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it.  The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price.  If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

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The Funds may write put options as an alternative to purchasing actual securities.  If security prices rise, a Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received.  If security prices remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price.  If security prices fall, the Fund would expect to suffer a loss.  This loss should be less than the loss the Fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Purchasing Put Options.  The Funds are authorized to purchase put options to hedge against a decline in the market value of their portfolio securities.  By buying a put option a Fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the Funds’ risk of loss through a decline in the market value of the security until the put option expires.  The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the Fund for the put option and any related transaction costs.  Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.  A closing sale transaction cancels out the Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased.  The Funds will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by a Fund would exceed 5% of the market value of its total assets.

Purchasing Call Options.  The Funds are also authorized to purchase call options.  The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price (call options on futures contracts are settled by purchasing the underlying futures contract).  A Fund will purchase call options only in connection with “closing purchase transactions.” The Funds will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by a Fund would exceed 5% of the market value of its total assets.

Interest Rate and Financial Futures and Options.  The Funds may invest in interest rate futures contracts, futures contracts, and options thereon that are traded on a US exchange or board of trade, as specified in the Prospectuses. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument (such as GNMA certificates or Treasury bonds) or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments.

The Funds may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position.  In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, the Fund will limit its use of futures contracts and options on futures contracts to hedging transactions.  For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund’s securities or the price of the securities which the Fund intends to purchase. Additionally, a Fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A Fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US exchange, board of trade, or similar entity, or quoted on an automated quotation system. A Fund will enter into a futures contract only if the contract is “covered” or if the Fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A Fund will write a call or put option on a futures contract only if the option is “covered.”

Restrictions on the Use of Futures Transactions.  The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received.  Instead, an amount of cash or securities acceptable to the broker and the

13

relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker.  This amount is known as “initial margin” and represents a “good faith” deposit assuring the performance of both the purchaser and seller under the futures contract.  Subsequent payments to and from the broker, called “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as “marking to market.”  At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract.  A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain.  In addition, a nominal commission is paid on each completed sale transaction.

Restrictions on OTC Options.  The SSgA Funds described in this Statement may engage in OTC options (including OTC foreign security and currency options and options on foreign security and currency futures if permitted by its investment mandate), only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.  The Fund will acquire only those OTC options for which the Advisor believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities.  Therefore, the Funds have adopted an operating policy pursuant to which they will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of:  (1) the market value of outstanding OTC options held by a Fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by a Fund; (3) margin deposits on a Fund’s existing OTC options on futures contracts; and (4) the market value of all other assets of a Fund that are illiquid or are not otherwise readily marketable, would exceed 15% of its net assets, taken at market value.  However, if an OTC option is sold by a Fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and a Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (current market value of the underlying security minus the option’s strike price).  The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is “in-the-money.”

Asset Coverage for Futures and Options Positions.  The Funds described in this Statement will not use leverage in their options and futures strategies.  Such investments will be made for hedging purposes only.  A Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies.  A Fund will not enter into an option or futures position that exposes it to an obligation to another party unless it owns either:  (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.  The Funds will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed.  The Funds’ Custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account.  Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities.  As a result, there is a possibility that segregation of a large percentage of a Fund’s assets could impede portfolio management or the Fund’s ability to meeting redemption requests or other current obligations.

Risk Factors in Options, Futures and Forward Transactions.  The use of options and futures transactions to hedge a Fund’s portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge.  If the price of the options or futures moves more or less than the price of hedged securities, a Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge.  The successful use of options and futures also depends on the Advisor’s ability to correctly predict price movements in the market involved in a particular options or futures transaction.  To compensate for imperfect correlations, a Fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts.  Conversely, a Fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts.  The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches.  Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which a Fund cannot terminate by exercise.  In general, options whose strike prices are close to their underlying instruments’ current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

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The Funds described in this Statement may contract to purchase securities for a fixed price at a future date beyond customary settlement time.  When effecting such transactions, cash or marketable securities held by a Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the Funds’ records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a Fund to miss an advantageous price or yield.  Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The Funds intend to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the Fund can receive on each business day at least two independent bids or offers.  However, there can be no assurance that a liquid secondary market will exist at any specific time.  Thus, it may not be possible to close an options or futures position.  The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively hedge its portfolio.  There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom a Fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers).  “Trading limits” are imposed on the maximum number of contracts which any person may trade on a particular trading day.

SELECTIVE DISCLOSURE OF THE SSGA FUNDS’ PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies (“Disclosure Policies”) that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.  The Funds will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds’ fiscal quarter on their website at www.ssgafunds.com.  Quarterly reports will remain on the site until the next quarter’s quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds’ portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

a)              The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds’ officers.  Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings.   No compensation or other consideration is paid as a part of any such arrangement.

b)             The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds’ service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds’ Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds’ officers.   The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds’ Chief Compliance Officer.  No compensation or other consideration is paid as a part of any such arrangement.

c)              The Disclosure Policies permit disclosure to numerous mutual Fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes.  These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers.  In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds’ Custodian or Fund accountants to distribute) periodic portfolio holdings to such services and departments.  If the disclosure of portfolio holding information to any service or department is prior to the public

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disclosure of this information, the Disclosure Policies require that the service or department enter into a written obligation of confidentiality, approved by a Fund officer.  No compensation or other consideration is paid as a part of any such arrangement.

d)             The Disclosure Policies permit the Advisor’s trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes.  The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds’ Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

e)              The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies.  For example, a portfolio manager discussing a Fund may indicate that he owns XYZ company for the Fund only if the Fund’s ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders.  In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds’ Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies.  The Disclosure Policies will be reviewed and tested by the Funds’ Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Fund officer.  All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds’ Administrator, Advisor, Sub-Advisor and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended.  It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

Each Fund is subject to certain investment restrictions, which are considered either fundamental or nonfundamental.  A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval.  A fundamental restriction may only be changed by a vote of a “majority of the outstanding voting securities” of the Fund.  A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. Unless otherwise noted, these restrictions apply on a Fund-by-Fund basis at the time an investment is made.

SSgA Disciplined Equity, Small Cap, IAM SHARES, Aggressive Equity, Tuckerman Active REIT, and Core Opportunities Funds only:

The following are fundamental restrictions with respect to the Funds named above (except as specifically noted).

1.               A Fund will not invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities and, with respect to the Tuckerman Active REIT Fund only, securities of companies directly or indirectly engaged in the real estate industry).  Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

2.               A Fund will not borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund’s assets taken at market value, less liabilities other than

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borrowings.  If at any time the Fund’s borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation.  A Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

3.               A Fund will not pledge, mortgage or hypothecate its assets.  However, the Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the Fund’s total assets to secure borrowings permitted by paragraph (2) above.

4.               A Fund will not with respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s assets and to not more than 10% of the outstanding voting securities of such issuer. (Not applicable to Tuckerman Active REIT Fund or Concentrated Growth Opportunities Fund.)

5.               A Fund will not make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements.  The Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Fund’s total assets.  The Funds may lend cash to any registered investment company or portfolio series for which the Fund’s Advisor serves as advisor or subadvisor to the extent permitted by the 1940 Act or any rule or order issued thereunder.

6.               A Fund will not purchase or sell commodities or commodity futures contracts except that the Fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the Fund intends to buy and which relate to securities in which the Fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

7.               A Fund will not purchase or sell real estate or real estate mortgage loans; provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

8.               A Fund will not engage in the business of underwriting securities issued by others, except that the Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

9.               A Fund will not issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act. This restriction shall not be deemed to prohibit a Fund from (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into repurchase transactions.

10.         A Fund will not purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the Fund’s aggregate investment in such securities would exceed 5% of the Fund’s total assets.

11.         A Fund will not make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.  The Fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

The following are non-fundamental restrictions.

12.         A Fund will not purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the Fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

13.         A Fund will not invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund’s shareholders, except that the Fund may invest in such securities to the extent permitted by the 1940 Act.  These investment companies may charge management fees which shall be borne by the Fund.

14.         A Fund will not invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days duration.

15.         A Fund will not make investments for the purpose of gaining control of an issuer’s management.

16.         A Fund will not purchase the securities of any issuer if, as a result of such purchase, the value of the securities of any five issuers held by the Fund would exceed 40% of the Fund’s total assets. (Tuckerman Active REIT Fund only.)

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With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks.  To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders.  If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

SSgA Enhanced Small Cap, Large Cap Value, Concentrated Growth Opportunities and Directional Core Equity Funds only:

The Funds named above are subject to the following fundamental investment restrictions.

1.             A Fund will not borrow money, except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time. The Directional Core Equity Fund will not borrow money, except in connection with purchasing securities on margin and as otherwise permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.

2.             A Fund will not issue “senior securities,” except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.

3.             A Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with its investments in other investment companies.

4.             A Fund will not purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

5.             A Fund will not purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including but not limited to options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

6.             A Fund will not make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.

7.             A Fund will not purchase a security if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry. The Directional Core Equity Fund will not purchase a security if, after giving effect to the purchase, 25% or more of its total assets would be invested in a particular industry, 5% or more of its assets would be invested in any one issuer or if the Fund would own more than 10% of the outstanding voting stock of any one issuer.

If any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund’s assets will not constitute a violation of the restriction, except as otherwise noted.  In addition, the Fund may invest substantially all of its assets in the securities of a single open-end registered investment company with similar investment objectives and policies without violating any of the foregoing investment restrictions.

The following descriptions of certain investment limitations under the 1940 Act may assist investors in understanding the Funds’ investment restrictions, but are not part of the investment restrictions.

Borrowing. The 1940 Act restricts the Fund from borrowing (including pledging, mortgaging or hypothecating its assets) in excess of 50% of its total assets (not including temporary borrowings in excess of 5% of its total assets).  If at any time a Fund’s borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation.  Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a “senior security” within the meaning of Section 18(f) of the 1940 Act, shall not be regarded as borrowing for the purposes of the Fund’s investment restriction.

The SSgA Funds acknowledges that current law and regulation under Section 18 of the 1940 Act, as amended, precludes the use of leveraged margin trading by a registered open-end management investment company.  While the Directional Core Equity Fund will trade on margin, such trading will be fully collateralized in accordance with the 1940 Act and SEC Staff guidance.

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Senior Securities.  Senior securities may include any obligation or instrument issued by the Fund evidencing indebtedness.  The 1940 Act generally prohibits funds from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are “covered” or with appropriate earmarking or segregation of assets to cover such obligations.

Underwriting.  Under the 1940 Act, underwriting securities involves the Fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.  Under the 1940 Act, a diversified Fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Concentration.  The SEC has defined concentration as investing 25% or more of an investment company’s total assets in an industry or group of industries, with certain exceptions.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, each of the Funds described in this Statement may invest temporarily in short-term fixed income securities.  These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers’ acceptances and time deposits.  These short-term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions.  This strategy may be inconsistent with a Fund’s principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions.  Taking such a temporary defensive position may result in the Fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the Funds for investment income and/or capital appreciation and not for short-term trading profits.  Except as otherwise stated in a Fund’s Prospectus or this Statement, the Advisor’s sell discipline for each Fund’s investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon.  Therefore, the Funds may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by a Fund during the year.  For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded.  A high turnover rate (over 100%) will:  (1) increase transaction expenses which will adversely affect a Fund’s performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates.  The payment of any taxes will impact a shareholder’s net return from holding an interest in a Fund.

The Small Cap, Aggressive Equity, Concentrated Growth Opportunities, Large Cap Value and Directional Core Equity Funds’ portfolio turnover rate may also be affected by participation in initial public offerings (IPOs).  These Funds are authorized to participate in IPOs and then immediately sell the security in the aftermarket.  This practice could result in active and frequent trading of portions of the Fund’s portfolio and an increase in the Fund’s portfolio turnover rate.

Portfolio Turnover Rate. The following table shows each Fund’s portfolio turnover rate during the fiscal years ended August 31:

Fund		2006	2005
Disciplined Equity	52.90%	43.78%	33.64%
Small Cap	124.54%	82.88%	83.81%
Core Opportunities	47.32%	60.51%	58.97%
Tuckerman Active REIT	32.41%	36.14%	34.88%
Aggressive Equity	160.05%	118.13%	147.56%
IAM SHARES	6.42%	12.05%	13.19%
Concentrated Growth Opportunities	100.65%	62.30%	77.33%
Large Cap Value	107.91%	98.32%	85.83%
Enhanced Small Cap	49.27%	75.71%	23.80%
Directional Core Equity	184.74%	108.05%	95.09%

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MANAGEMENT OF THE FUNDS

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of the Funds and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called “Investment Advisory and Other Services.”). The Trustees hold office for the life of the SSgA Funds.  A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of SSgA Funds shares or by a vote of a majority of the Trustees.  The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding.  A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.  The Trustees who are not “interested persons” of the SSgA Funds (the “Independent Trustees”) shall be eligible to serve as Chairman of the Board for a two-year term on a rotating basis. The officers, all of whom are elected annually by the Board of Trustees and employed by either the Administrator or the Advisor or their affiliates, are responsible for the day-to-day management and administration of the SSgA Funds’ operations. For the fiscal year ended August 31, 2007 the Board of Trustees held seven meetings (including one meeting of the Independent Trustees).

Committees of the Board of Trustees.  There are four standing committees of the Board of Trustees:

•      The Audit Committee’s primary functions are to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors’ specific representations as to their independence; meet with the Funds’ independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds’ financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors’ comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in Fund operations; (viii) pre-approve Fund audit services and associated fees; (ix) pre-approve non-audit services provided to the Fund and to the Funds’ Advisor or service affiliates (entities that are affiliated with the Funds’ investment advisor and provide ongoing services to the Funds) where the services have a direct impact on the operations of financial reporting of the Fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the Funds’ independent auditor regarding their audit; (xi) receive and consider reports from Fund management of any significant deficiencies in the design or operation of the Funds’ internal controls; (xii)  report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the SSgA Funds’ By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate. The Audit Committee consists of all of the Independent Trustees.  For the fiscal year ended August 31, 2007 the Audit Committee held four meetings.

•      The Valuation Committee’s primary purpose is to make fair value determinations as set forth in the SSgA Funds’ Securities Valuation Procedures.  The SSgA Funds have established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (“State Street”) and SSgA Funds Management, Inc.  The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees

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meeting. The Valuation Committee consists of all of the Independent Trustees and held no meetings during the fiscal year ended August 31, 2007

•      The primary function of the Governance Committee and the Nominating Sub-Committee is to review and evaluate the composition and performance of the Board and make nominations for membership on all Board committees and review the responsibilities of each committee; and to review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees.  The Nominating Committee will not consider nominees recommended by securities holders.  The Governance Committee consists of all of the Independent Trustees.  For the fiscal year ended August 31, 2007 the Governance Committee met twice.

•      The primary functions of the Qualified Legal and Compliance Committee (the “QLCC”) are to receive quarterly reports from the SSgA Funds’ Chief Compliance Officer; to oversee generally the SSgA Funds’ responses to regulatory inquiries; and to investigate matters referred to it by the Chief Legal Officer and make recommendations to the Board regarding the implementation of an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the SSgA Funds, its officers or the Trustees. The Qualified Legal and Compliance Committee consists of all of the Independent Trustees.  During the fiscal year ended August 31, 2007, the QLCC met five times.

The following lists the SSgA Funds’ Trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the Trustees, other directorships held during the past five years.

Interested Trustee

Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office	Principal Occupation(s) During Past 5 Years; Other Directorships Held	Number of Portfolios in Fund Complex Overseen by Trustee
Peter G. Leahy State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 47	• Trustee since 2005 • Interested Person of the SSgA Funds (as defined in the 1940 Act) • Term: Until successor is elected and qualified	• 2004 to Present, Executive Vice President, State Street Corporation; and September 2006 to Present, Chief Product Officer (1991-2004, Senior Vice President), State Street Global Advisors; and • Director, State Street Global Markets LLC.	27

Independent Trustees

Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office	Principal Occupation(s) During Past 5 Years; Other Directorships Held	Number of Portfolios in Fund Complex Overseen by Trustee
Lynn L. Anderson 909 A Street	• Chairman of the Board since 1988	• Director, Russell Trust Company; and • Until December 2005, Vice Chairman, Frank	27

21

Tacoma, WA 98402 Age 68

•      Independent Chairman since January 2006

•      Member (ex officio), Audit Committee

•      Member (ex officio), Governance Committee

•      Member (ex officio), Valuation Committee

•      Member (ex officio), QLCC

•      Term: Until successor is elected and qualified

		Russell Company (institutional financial consultant) (Retired); and Chairman of the Board, Russell Investment Company and Russell Investment Funds (registered investment companies) (Retired).

William L. Marshall 909 A Street Tacoma, WA 98402 Age 65	• Trustee since 1988 • Chairman, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Member, QLCC • Term: Until successor is elected and qualified	• Chief Executive Officer and President, Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment advisor and provider of financial and related consulting services); • Certified Financial Planner and Member, Financial Planners Association; and • Registered Representative and Principal for Securities with Cambridge Investment Research, Inc., Fairfield, Iowa.	27

Steven J. Mastrovich 909 A Street Tacoma, WA 98402 Age 51	• Trustee since 1988 • Member, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Member, QLCC • Term: Until successor is elected and qualified	• Global Head of Structured Real Estate and Business Development, J.P. Morgan Investment Management (private real estate investment for clients primarily outside of the US to locate private real estate investments within the US).	27

22

Patrick J. Riley 909 A Street Tacoma, WA 98402 Age 59	• Trustee since 1988 • Member, Audit Committee • Chairman, Governance Committee • Member, Valuation Committee • Member, QLCC • Term: Until successor is elected and qualified	• 2003 to Present, Associate Justice, Commonwealth of Massachusetts Superior Court; • 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); and • Director, SSgA Cash Management Fund plc; and State Street Global Advisors Ireland, Ltd. (investment companies).	27

Richard D. Shirk 909 A Street Tacoma, WA 98402 Age 62	• Trustee since 1988 • Member, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Member, QLCC • Audit Committee Financial Expert • Term: Until successor is elected and qualified	• March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); • Board Member, Healthcare Georgia Foundation (private foundation); and • September 2002 to Present, Board Member, Amerigroup Corp. (managed health care).	27

Bruce D. Taber 909 A Street Tacoma, WA 98402 Age 64	• Trustee since 1991 • Member, Audit Committee • Member, Governance Committee • Chairman, Valuation Committee • Member, QLCC	• Consultant, Computer Simulation, General Electric Industrial Control Systems (diversified technology and services company); and • Director, SSgA Cash Management Fund plc; and State Street Global Advisors Ireland, Ltd. (investment companies).	27

Henry W. Todd 909 A Street Tacoma, WA 98402 Age 60	• Trustee since 1988 • Alternate Chairman, Audit Committee • Member, Governance Committee • Member, Valuation Committee	• Chairman, President and CEO, A.M. Todd Group, Inc. (flavorings manufacturer); and • Director, SSgA Cash Management Fund plc; and State Street Global Advisors Ireland, Ltd. (investment companies).	27

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• Chairman, QLCC • Audit Committee Financial Expert • Term: Until successor is elected and qualified

Principal Officers

Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office	Principal Occupation(s) During Past Five Years
James E. Ross State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 42	• President and Chief Executive Officer from January 2006 to Present • Principal Executive Officer since 2005 • Term: Until successor is elected by Trustees

•      2005 to Present, President (2001 to 2005, Principal), SSgA Funds Management, Inc. (investment advisor);

•      March 2006 to Present, Senior Managing Director (2000 to 2006, Principal), State Street Global Advisors; and

•      President, Principal Executive Officer and Trustee, SPDR Series Trust and SPDR Index Shares Funds; Trustee, Select Sector SPDR Trust; President, Principal Executive Officer and Trustee, State Street Master Funds and State Street Institutional Investment Trust (registered investment companies).

Ellen M. Needham State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 40	• Vice President since May 2006 • Term: Until successor is elected by Trustees

•      Principal, SSgA Funds Management, Inc. (investment advisor); and

•      July 2007 to Present, Managing Director (June 2006 to July 2007, Vice President; 2000 to June 2006, Principal), State Street Global Advisors.

Julie B. Piatelli State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 40	• Chief Compliance Officer since August 2007 • Term: Until successor is elected by Trustees	• 2004 to Present, Principal and Senior Compliance Officer, SSgA Funds Management, Inc.; Vice President, State Street Global Advisors; and • 1999 to 2004, Senior Manager, PricewaterhouseCoopers LLC.

Mark E. Swanson 909 A Street Tacoma, WA 98402	• Treasurer and Principal Accounting Officer since 2000

•      Director – Fund Administration, Russell Investment Management Company and Russell Trust Company;

•      Treasurer and Chief Accounting Officer, Russell Investment Company and Russell Investment Funds; and

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Age 43	• Term: Until successor is elected by Trustees	• Director, Russell Fund Distributors, Inc., Russell Investment Management Company, and Russell Fund Services Company.

Deedra S. Walkey 909 A Street Tacoma, WA 98402 Age 43	• Chief Legal Officer since 2005 • Term: Until successor is elected by Trustees

•      Secretary and Chief Legal Officer, Frank Russell Company, Russell Insurance Agency Inc., Russell Investments Delaware Inc. (general partner of limited partnerships), Russell International Services Company Inc. (expatriate employee services), Russell Real Estate Advisors Inc., Russell Institutional Services Inc., and Russell Corporate Ventures Inc.; Chief Legal Officer, Russell Trust Company.

Gregory J. Lyons 909 A Street Tacoma, WA 98402 Age 47	• Secretary since 2007 • Term: Until successor is elected by Trustees

•      Associate General Counsel and Assistant Secretary, Frank Russell Company, Russell Insurance Agency, Inc.;

•      Director and Secretary, Russell Investment Management Company, Russell Fund Distributors, Inc., and Russell Fund Services Company; and

•      Secretary and Chief Legal Counsel, Russell Investment Company and Russell Investment Funds

COMPENSATION

Independent Trustees are paid each calendar year an annual base retainer fee of $60,000.  The SSgA Funds’ Chairman receives an additional annual retainer of $30,000.  In addition to the foregoing retainer fees, the Independent Trustees receive an annual retainer for committee membership as follows: $6,000 (Audit Committee); $4,000 (Governance and Nominating Committee); $7,000 (Valuation Committee); and $4,000 (Legal and Compliance Committee).  The Independent Trustees are paid a per-meeting fee for attendance of $6,000 (regular Board of Trustees meetings); $2,500 (Independent Trustees meetings); $4,000 (Audit Committee meetings), $2,500 (Governance and Nominating Committee meetings), $2,500 (Legal and Compliance Committee meetings called for purposes other than receiving reports from the Funds’ Chief Compliance Officer), $750 (telephonic meetings under thirty minutes), and $1,500 (telephonic meetings over thirty minutes).  The Chairman of each Committee receives an additional annual fee as follows:  $10,000 (Audit Committee); and $5,000 (Governance and Nominating Committees, Legal and Compliance Committee, and Valuation Committee). The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance. As of the date of this Statement, the Trustees were not paid pension or retirement benefits as part of SSgA Funds’ expenses. However, the SSgA Funds have, pursuant to an exemptive order from the SEC, implemented an optional deferred compensation plan by which the Independent Trustees may defer receipt of compensation and receive a return on the deferred amount determined with reference to the performance of shares of specified SSgA Funds.  The SSgA Funds’ officers are compensated by either the Administrator or the Advisor or their affiliates.

Trustee Compensation Table
For The Fiscal Year Ended August 31, 2007

	Aggregate Compensation From SSgA Funds	Pension Or Retirement Benefits Accrued As Part Of SSgA Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Funds And Fund Complex Paid To Trustees
Interested Trustee
Peter G. Leahy	$0	$0	$0	$0
Independent Trustees
Lynn L. Anderson, Chairman of the Board	$160,226	$0	$0	$160,226
William L. Marshall	$161,442	$0	$0	$161,442
Steven J. Mastrovich	$147,662	$0	$0	$147,662
Patrick J. Riley*	$152,782	$0	$0	$152,782
Richard D. Shirk	$148,111	$0	$0	$148,111
Bruce D. Taber	$154,155	$0	$0	$154,155
Henry W. Todd	$155,381	$0	$0	$155,381

*                 The total amount of deferred compensation payable to Patrick J. Riley was $152,782 for the fiscal year ended August 31, 2007.

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EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2006

Trustee	Dollar Range Of Equity Securities In Each Fund		Aggregate Dollar Range Of Equity Securities In All Registered Investment Companies Overseen By Trustees In Family of Investment Companies
Lynn L. Anderson	Disciplined Equity Fund	$10,001-$50,000	$50,001-$100,000
	Small Cap Fund	$10,001-$50,000

Peter G. Leahy	Emerging Markets Fund	Over $100,000	Over $100,000

William L. Marshall	Core Opportunities Fund	$10,001-$50,000	Over $100,000
	Disciplined Equity Fund	$10,001-$50,000
	Aggressive Equity Fund	$10,001-$50,000
	Emerging Markets Fund	$10,001-$50,000

Steven J. Mastrovich	None	$0	$0

Patrick J. Riley	Aggressive Equity Fund	$10,001-$50,000	Over $100,000
	International Stock Selection Fund	$50,001-$100,000
	Emerging Markets Fund	$50,001-$100,000
	Core Opportunities Fund	Over $100,000
	Small Cap Fund	Over $100,000
	Disciplined Equity Fund	Over $100,000

Richard D. Shirk	Core Opportunities Fund	$10,001-$50,000	Over $100,000

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	Small Cap Fund	$10,001-$50,000
	Emerging Markets Fund	$10,001-$50,000
	High Yield Bond Fund	$50,001-$100,000
	Tax Free Money Market Fund	$10,001-$50,000
	US Government Money Market Fund	$10,001-$50,000

Bruce D. Taber	Bond Market Fund	$10,001-$50,000	Over $100,000
	Disciplined Equity Fund	$10,001-$50,000
	Small Cap Fund	$10,001-$50,000
	Emerging Markets Fund	$10,001-$50,000
	Life Solutions Income and Growth Fund	$10,001-$50,000

Henry W. Todd	None	$0	$0

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street may from time to time have discretionary authority over accounts which invest in shares of the SSgA Funds.  These accounts include accounts maintained for securities lending clients and accounts which permit the use of the Funds as short-term cash sweep investments.  Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares.  As of November 30, 2007, State Street held of record less than 25% of the issued and outstanding shares of the SSgA Funds (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Funds.  Consequently, State Street is not deemed to be a controlling person for purposes of the 1940 Act.

The Trustees and officers of Funds, as a group, own less than 1% of SSgA Funds’ voting securities.

As of November 30, 2007, the following shareholders owned of record 5% or more of the issued and outstanding shares of each Fund described in this Statement. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

Disciplined Equity

•      Citistreet Retirement Services, Citistreet Core Accounts, State Street Bank & Trust, 1 Heritage Dr, Quincy, MA  02171-2105—7.62%

•      Charles Schwab & Co Inc, Special Cust A/C FBO Our Customers, Mutual Funds, 101 Montgomery Street, San Francisco, CA  94104-4151—6.94%

•      Mac & Co., Mutual Fund Ops - TC, P.O. Box 3198, 525 William Penn Place, Pittsburgh PA  15230-3198—9.22%

Small Cap

•      Citistreet Retirement Services, Citistreet Core Accounts, State Street Bank & Trust, 1 Heritage Dr, Quincy, MA  02171-2105—18.87%

•      Citigroup Global Markets Inc., 333 West 34th Street - 3rd Floor, New York, NY  10001-2402—6.62%

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Small Cap – Class R

•      Hartford Life Insurance Company, Separate Account, Attn UIT Operations, P.O. Box 2999, Hartford, CT  06104-2999—91.28%

Core Opportunities

•      Citistreet Retirement Services, Citistreet Core Accounts, State Street Bank & Trust, 1 Heritage Dr, Quincy, MA  02171-2105—26.94%

•      Reliance Trust Company As TTEE, FBO Citistreet Retirement Tr Acct, 400 Atrium Dr, Somerset, NJ 08873-4162—12.08%

•      MG Trust Custodian, Aggregate Industries Retirement Savings Plan, 700 17th Street, Suite 150, Denver, CO  80202-3502—11.92%

•      National Financial Services Corporation, For The Exclusive Benefit Of Our Customers, P.O. Box 3908, Church Street Station, New York, NY  10008-3908—8.29%

•      Citigroup Institutional Trust, Smith Barney 401 K Account, 400 Atrium Drive, Somerset NJ  08873-4162—5.78%

•      Charles Schwab & Co Inc, Special Cust A/C FBO Our Customers, Mutual Funds, 101 Montgomery Street, San Francisco, CA  94104-4151—5.70%

•      Citistreet Retirement Services, Citigroup Institutional Trust, 400 Atrium Dr, Somerset NJ  08873-4162—5.48%

Core Opportunities – Class R

•      Hartford Life Insurance Company, Separate Account, Attn UIT Operations, P.O. Box 2999, Hartford, CT  06104-2999—83.00%

•      State Street Global Advisors, One Lincoln St, Boston, MA  02111—13.61%

Tuckerman Active REIT

•      Charles Schwab & Co Inc, Special Cust A/C FBO Our Customers, Mutual Funds, 101 Montgomery Street, San Francisco, CA  94104-4151—32.30%

•      National Financial Services Corporation, For The Exclusive, Benefit Of Our Customers, Attn Mutual Funds 5th Fl, 200 Liberty St, New York, NY  10281—24.68%

•      Atwell & Co, P.O. Box 2044, Peck Slip Station, New York, NY  10038—7.58%

Aggressive Equity

•      Charles Schwab & Co Inc, Special Cust A/C FBO Our Customers, Mutual Funds, 101 Montgomery Street, San Francisco, CA  94104-4151—30.51%

•      Winddeck, 1776 Heritage Drive - 4th Floor, Adams Building 4 W, North Quincy, MA  02171-2119—-24.75%

•      Windanchor (2dlb), 1776 Heritage Drive - 4th Floor, Adams Building 4 W, North Quincy, MA  02171-2119—24.28%

•      National Financial Services Corp, For The Exclusive Benefit Of, Our Customers, Attn: Mutual Funds Department, Fl 5, 200 Liberty, New York, NY  10281—7.98%

•      Windcove (2DLI), 1776 Heritage Drive - 4th Floor, Adams Building 4 W, North Quincy, MA  02171-2119—5.06%

Aggressive Equity – Class R

•      Hartford Life Insurance Company, Separate Account, Attn UIT Operations, P.O. Box 2999, Hartford CT  06104-2999—93.02%

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IAM SHARES

•      Dolphin & Co - As Trustee For IAM National Pension U/A Dtd 5/1983, P.O. Box 470 - JQ7N, Boston, MA  02122-0016—89.88%

Concentrated Growth Opportunities

•      Windanchor (2DLB), 1776 Heritage Drive - 4th Floor, Adams Building 4 W, North Quincy, MA  02171-2119—51.37%

•      Winddeck, 1776 Heritage Drive - 4th Floor, Adams Building 4 W, North Quincy, MA  02171-2119—33.73%

•      Windcove (2DLI), 1776 Heritage Drive - 4th Floor, Adams Building 4 W, North Quincy, MA  02171-2119—10.47%

Large Cap Value

•      Windanchor (2DLB), 1776 Heritage Drive - 4th Floor, Adams Building 4 W, North Quincy, MA  02171-2119—50.63%

•      Winddeck, 1776 Heritage Drive - 4th Floor, Adams Building 4 W, North Quincy, MA  02171-2119—33.40%

•      Windcove (2DLI), 1776 Heritage Drive -4th Floor, Adams Building 4 W, North Quincy, MA  02171-2119—9.21%

Enhanced Small Cap

•      Hunter & Co, FBO USC Diversified Equity Fund, P.O. Box 5496, Boston, MA  02206-5496—17.88%

•      SEI Private Trust Company, C/O State Street Bank & Trust ID 571, Attn Mutual Fund Administrator, One Freedom Valley Drive, Oaks, PA  19456—12.82%

•      Wells Fargo Bank NA, FBO DDPM - Mutual Funds, P.O. Box 1533, Minneapolis, MN  55480-1533—10.69%

•      Hunter & Co, FBO USC California Gift Annuity, P.O. Box 5496, Boston, MA  02206-5496—5.34%

Directional Core Equity

•      Dingle & Co, P.O. Box 75000, Detroit, MI—30.69%

INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the “Advisor”) serves as the SSgA Funds’ investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the “Advisory Agreement”).  The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company.  The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation. State Street, the SSgA Funds’ Custodian; Boston Financial Data Services, the Transfer and Dividend Paying Agent; and State Street Global Markets, LLC, the Funds’ Distributor, are affiliated persons of the Advisor. The address of the Advisor and State Street Corporation is State Street Financial Center, One Lincoln Street, Boston, MA  02111-2900.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the Funds and either a majority of all Trustees or a majority of the shareholders of the Funds approve its continuance.  The Advisory Agreement may be terminated by the Advisor or a Fund without penalty upon sixty days’ notice and will terminate automatically upon

29

its assignment.  Please see the Funds’ Annual Reports to Shareholders for a discussion regarding the Board’s basis for approve the Advisory Agreement and the period covered by the approval.

Under the Advisory Agreement, the Advisor directs the SSgA Funds’ investments in accordance with each Fund’s investment objective, policies and limitations.  For these services, each Fund pays an annual management fee to the Advisor.  The management fee rate is a percentage of the average daily net asset value of a Fund, calculated daily and paid monthly.

The management fee is the same for each class of shares with respect to Funds with multiple classes.

Advisory Expenses. The following table shows the expenses each Fund accrued to the Advisor during the fiscal years ended August 31:

Fund	2007	2006	2005
Disciplined Equity	$609,975	$577,615	$634,545
Small Cap	$962,187	$2,674,204	$5,406,591
Core Opportunities	$848,294	$1,004,370	$1,731,285
Tuckerman Active REIT	$1,290,085	$1,060,962	$910,680
Aggressive Equity	$313,024	$390,518	$481,036
IAM SHARES	$552,460	$502,672	$449,310
Concentrated Growth Opportunities	$149,993	$148,564	$154,428
Large Cap Value	$128,419	$124,702	$127,537
Enhanced Small Cap	$149,758	$77,096	$21,186
Directional Core Equity	$446,839	$171,879	$12,181

The Advisor has contractually agreed to waive the advisory fee or reimburse all expenses in excess of a certain percentage of average daily net assets on an annual basis for certain Funds.  The contractual waivers and reimbursements are in effect through December 31, 2008 and are considered from year to year on a calendar basis.  The applicable waivers and reimbursements are shown in the table below for the fiscal years ended August 31:

Fund	Contractual Fee Waiver/Reimbursement (% of average daily net assets on an annual basis)	2007	2006	2005
Core Opportunities	Reimbursement of all expenses in excess of 1.10% for the Institutional class and 1.60% for Class R	$120,916	$81,320	$55,328
Tuckerman Active REIT	Reimbursement of all expenses in excess of 1.00%	$127,665	$87,236	$116,878
Aggressive Equity	Reimbursement of all expenses in excess of 1.10% for the Institutional Class and 1.60% for Class R	$141,899	$119,386	$131,761
IAM SHARES	Reimbursement of all	$0	$0	$0

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	expenses in excess of .65%
Concentrated Growth Opportunities	Reimbursement of all expenses in excess of 1.10%	$98,574	$67,297	$108,213
Large Cap Value	Reimbursement of all expenses in excess of 1.10%	$108,320	$91,553	$118,546
Enhanced Small Cap	Reimbursement of all expenses in excess of .75%	$133,710	$136,911	$93,070
Directional Core Equity	Reimbursement of all expenses in excess of 1.60% (exclusive of nonrecurring account fees, extraordinary expenses and dividends and interest on securities sold short)	$148,815	$112,287	$44,254

The Tuckerman Group, LLC, 4 International Drive, Suite 230, Rye Brook, NY 10573, serves as the investment sub-advisor (the “Sub-Advisor” or “Tuckerman”) for the Tuckerman Active REIT Fund pursuant to an Investment Sub-Advisory Agreement between the Advisor and Tuckerman, dated September 1, 2001.  Tuckerman is an advisory affiliate of State Street.

The Tuckerman Active REIT Fund accrued the following expenses to the Sub-Advisor during the last three fiscal years ended August 31 (the amount shown is one-half of the net advisory fee accrued for the period):

2007	2006	2005
$581,210	$486,863	$396,901

The SSgA Funds are permitted to invest their cash reserves (i.e., monies awaiting investment in portfolio securities suitable for the Funds’ objectives) in the SSgA Prime Money Market Fund, a series of the SSgA Funds not presented in this Statement (the “Central Fund”). Shares of the Central Fund sold to and redeemed from any participating Fund will not be subject to a redemption fee, distribution fee or service fee.  If Central Fund shares sold to or redeemed from a participating Fund are subject to any such distribution or service fee, the Advisor will waive its advisory fee for each participating Fund in an amount that offsets the amount of such distribution or service fee incurred by the participating Fund.

Effective September 1, 2006, the Advisor has voluntarily agreed to waive a portion of the Funds’ advisory fees equal to the advisory fee paid by the Fund to the Central Fund.  For the following SSgA Funds, the waiver amounted to the following for the fiscal year ended August 31:

Fund	2007
Core Opportunities	$1,179
Concentrated Growth Opportunities	$380
Large Cap Value	$221

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PORTFOLIO MANAGERS

Other Accounts Managed. A portfolio manager may be subject to potential conflicts of interest because he or she is responsible for multiple accounts. Potential conflicts may arise out of: (a) the portfolio manager’s execution of different investment strategies for various accounts; or (b) the allocation of investment opportunities among the portfolio manager’s accounts with the same strategy.

A potential conflict of interest may arise as a result of the portfolio managers’ responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while one of the funds managed by the same portfolio manager maintained its position in that security.

A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees – the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that seek to purchase or dispose of the same securities. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts.  For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources.  Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

The Adviser manages each Fund using a team of investment professionals.  The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for each Fund and assets under management in those accounts. The total number of accounts and assets have been allocated to each respective manager.  Therefore, some accounts and assets have been counted twice.

Aggressive Equity, Large Cap Value, Small Cap, Directional Core
Other Accounts Managed as of August 31, 2007

Portfolio Managers	Number of Registered Investment Companies	Assets Under Management (in billions)	Number of Pooled Investment Vehicles*	Assets Under Management (in billions)*	Other Types of Accounts	Assets Under Management (in billions)	Asset Total (in billions)
Brian Shannahan, Chris Zani, Mike Arone, Anna Mitelman Lester, Jim Johnson	4 funds	$2.1	12 funds	$2.4	29 accounts	$2.5	$7.0

*              Includes 2 accounts with performance based fees and assets of $0.12 billion.

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Enhanced Small Cap and Disciplined Equity Funds
Other Accounts Managed as of August 31, 2007

Portfolio Managers	Number of Registered Investment Companies	Assets Under Management (in billions)	Number of Pooled Investment Vehicles*	Assets Under Management (in billions)*	Other Types of Accounts	Assets Under Management (in billions)	Asset Total (in billions)
Chuck Martin, Ric Thomas, John O’Connell	7 funds	$1.1	43 funds	$50.9	73 accounts	$42.9	$94.9

*              Includes 41 accounts with performance based fees and assets of $49.5 billion.

**           Includes 30 accounts with performance based fees and assets of $22.7 billion.

Concentrated Growth Opportunities, Core Opportunities Funds
Other Accounts Managed as of August 31, 2007

Portfolio Managers	Number of Registered Investment Companies	Assets Under Management (in billions)	Number of Pooled Investment Vehicles*	Assets Under Management (in billions)*	Other Types of Accounts	Assets Under Management (in billions)	Asset Total (in billions)
Chris Sunderland, Rob Uek	0	$0.0	8 funds	$0.3	16 accounts	$0.1	$0.4

IAM SHARES Fund
Other Accounts Managed as of August 31, 2007

Portfolio Managers	Number of Registered Investment Companies	Assets Under Management (in billions)	Number of Pooled Investment Vehicles*	Assets Under Management (in billions)*	Other Types of Accounts	Assets Under Management (in billions)	Asset Total (in billions)
Karl Schneider, John A. Tucker	63 funds	$31.3	515 funds	$221.3	556 accounts	$197.9	$450.6

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Tuckerman Active REIT Fund
Other Accounts Managed as of August 31, 2007

Portfolio Managers	Number of Registered Investment Companies	Assets Under Management (in billions)	Number of Pooled Investment Vehicles*	Assets Under Management (in billions)*	Other Types of Accounts	Assets Under Management (in billions)	Asset Total (in billions)
Amos J. Rogers III, Murat Sensoy	3 funds	$3.0	10 funds	$1.6	62 accounts	$3.4	$8.0

Ownership of Securities.  As of August 31, 2007, except as noted below, the portfolio managers do not beneficially own any shares of any Funds described in this statement.

Ownership of Securities as of August 31, 2007

Portfolio Manager	Dollar Range Of Equity Securities In the Funds Managed by the Portfolio Manager
Brian Shannahan	Directional Core Equity	$100,0001-$500,000
Amos J. Rogers	Tuckerman Active REIT	$1-10,000

Compensation. The compensation of the Advisor’s investment professionals is based on a number of factors. The first factor considered is external market. Through a compensation survey process, the Advisor seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and other incentives.  The second factor taken into consideration is the size of the pool available for compensation.  SSgA Funds Management, Inc. is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool.  Once determined, this pool is then allocated to the various locations and departments of the Advisor and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group.  The pool is then allocated on a discretionary basis to individual employees based on their individual performance.  There is no fixed formula for determining these amounts, nor is anyone’s compensation directly tied to the investment performance or asset value of a product or strategy.  The same process is followed in determining incentive equity allocations.

 ADMINISTRATOR

Beginning January 1, 2008, Russell Fund Services Company (“RFSC” or the “Administrator”) will serve as the SSgA Funds’ administrator, pursuant to an Administration Agreement dated January 1, 2008 (the “Administration Agreement”).  RFSC is a wholly owned subsidiary of Russell Investment Management Company (“RIMCo”). Until January 1, 2008, RIMCo, a wholly owned subsidiary of Russell Investment Group, served as the SSgA Funds’ administrator pursuant to an Administration Agreement dated April 12, 1988.  RIMCo will transfer its rights and duties under the Administration Agreement and benefits from the Administration Agreement to RFSC.  Other than the change of parties, all other terms of the Administrative Agreement will remain the same. The Administrator’s mailing address is 909 A Street, Tacoma, WA  98402.

Russell Investment Group is part of Russell Investments which, through its subsidiaries, provides comprehensive money manager evaluation services to institutional clients, including RIMCo. Russell Investments provides other services to large pools of investment assets, including:  (1) investment management services for Russell subsidiary-sponsored funds; and (2) transition management and portfolio implementation services. Russell Investments is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company. Founded in 1857, Northwestern Mutual is a mutual insurance company organized under the laws of Wisconsin. Northwestern Mutual, its subsidiaries and affiliates offer insurance and investment products and advisory services that address client needs for financial protection, capital accumulation, and estate preservation and distribution. Products and services for the personal, business, estate and pension markets include permanent and term life insurance, disability income insurance, long-term care insurance, annuities, trust services and mutual funds.

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Pursuant to the Administration Agreement with the SSgA Funds, the Administrator will:  (1) supervise all aspects of the Funds’ operations; (2)  provide the Funds with administrative and clerical services, including the maintenance of certain of the Funds’ books and records; (3) arrange the periodic updating of the Funds’ Prospectuses and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the Securities and Exchange Commission; and (5) provide the Fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each Fund multiplied by the following percentages:

Money Market Portfolios

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US Equity Portfolios

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US Fixed Income Portfolios

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

International Portfolios

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

Feeder Portfolios(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if a Fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular Fund is equal to the percentage of average aggregate daily net assets that are attributable to that Fund.  The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance.  The Agreement may be terminated by the Administrator or any Fund without penalty upon sixty days’ notice and will terminate automatically upon its assignment.

Administration Expenses. The following table shows the expenses each Fund accrued to the Administrator during the fiscal years ended August 31:

Fund	2007	2006	2005
Disciplined Equity	$106,954	$103,074	$110,037
Small Cap	$70,177	$134,929	$226,881
Core Opportunities	$65,662	$72,343	$102,796
Tuckerman Active REIT	$92,622	$81,601	$74,214
Aggressive Equity	$43,156	$46,405	$50,284
IAM SHARES	$99,706	$93,587	$86,695
Concentrated Growth Opportunities	$34,809	$36,201	$36,488
Large Cap Value	$34,301	$34,788	$35,359
Enhanced Small Cap	$40,503	$35,221	$14,685
Directional Core Equity	$41,287	$33,370	$9,512

(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable Fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by Fund type, should the Fund cease operating as a Feeder Portfolio.

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CUSTODIAN

State Street Bank and Trust Company serves as the SSgA Funds’ Custodian.  State Street is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street also provides the basic portfolio recordkeeping required by the SSgA Funds for regulatory and financial reporting purposes.  For these services, State Street is paid an annual fee in accordance with the following:

•                  Fund Accounting. A fee payable monthly on a pro rata basis, based on month-end net assets of each Fund:  First $20 billion—1.00 basis point (b.p.); next $10 billion—0.75 b.p.; over $30 billion—0.50 b.p. (domestic accounting); First $1 billion—3.50 b.p.; over $1 billion—2.00 b.p. (international accounting);

•                  Custody. A fee payable monthly on a pro rata basis, based on the following percentages of month-end net assets (excluding short term sweep investments into other than the SSgA Funds money market portfolios:  First $20 billion—0.40 b.p.; over $20 billion—0.20 b.p.

•                  Portfolio Trading (per domestic transaction). Charges range from $5 to $75 depending on the type of transaction.

•                  Global Custody. A fee payable monthly on a pro rata basis, based on a certain percentage of month-end net assets, ranging from 6 b.p. to 40 b.p., depending on the country in which securities are held.

•                  Pricing. Monthly quote charge, based on month-end positions: annual base pricing charge, per Fund, $4,500.  Charges range from $4 to $16, depending on the type of security. Fair value pricing (per Fund annually): ITG pricing—$10,000; State Street pricing—$4,000;

•                  Yields.  $4,200 per Fund annually;

•                  On-Line Access Charge.  $960 per Fund annually

•                  Multiple Classes of Shares. $18,000 per class annually;

•                  Fund of Funds.  Accounting fee, daily priced—$9,000 per Fund of Fund annually; Each additional class—$9,000 per class annually; Transactions—$5 each.

•                  Feeder Funds. $15,000 per feeder annually;

•                  Earnings Credit. A balance credit is applied against the above fees (excluding out-of-pocket expenses).  The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

•                  Special Services. Wash sales system and —$3,000 per Fund annually; ITELS—$3,000 per Fund annually; Qualified dividend income reporting—$500 per Fund; Chief Compliance Officer reporting fees–$600 per Fund annually; and

•                  Out of Pocket Expenses at Cost. Include but are not limited to:  annual maintenance fee of $3,000, telephone and other communication lease line charges; SWIFT trade charges, SAS 70 and SAS 99 charges agreed upon procedures review, wire charges of $5, postage and insurance, courier fees, duplicating, legal fees, supplies relating to Funds records, sub-custodian charges, audit letter, stamp duties, proxy fees and archive/document storage costs.

The Custodian’s address is 200 Newport Avenue, Josiah Quincy Building JQ5S, North Quincy, MA  02171.

TRANSFER AND DIVIDEND PAYING AGENT

Boston Financial Data Services, Inc. (“BFDS”) serves as the Transfer and Dividend Paying Agent. BFDS is a joint venture of State Street Corporation and DST Systems, Inc. BFDS is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 Fund minimum (26 to 35 CUSIPs) or $12,000 Fund minimum (over 35 CUSIPs).  BFDS is also paid the following activity based fees:  $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company.  Portfolio fees are allocated to each Fund based on the average net asset value of each Fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. BFDS is reimbursed by each Fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm,

36

microfiche, and expenses incurred at the specific direction of the Fund. BFDS’s principal business address is 2 Heritage Drive, North Quincy, MA  02171.

DISTRIBUTOR

State Street Global Markets, LLC (the “Distributor”) serves as the distributor of Fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended (the “Distribution Agreement”).  The Distribution Agreement shall continue in effect for each Fund for two years following its effective date with respect to the Fund; and thereafter only so long as its continuance is specifically approved at least annually by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval, or by vote of a majority of the outstanding voting securities of the Fund. The Distributor offers the shares of each Fund on an agency or “best efforts” basis under which the SSgA Funds shall only issue such shares as are actually sold. The Distributor is a wholly owned subsidiary of State Street Corporation. The Distributor’s mailing address is State Street Financial Center, One Lincoln Street, Boston, MA  02111-2900.

Distribution Expenses. The following table shows the expenses each Fund accrued to the Distributor during the fiscal years ended August 31:

Fund	2007	2006	2005
Disciplined Equity	$68,054	$54,693	$89,254
Small Cap	$61,853	$167,142	$158,027
Small Cap – Class R	$8,270	$657	$0
Core Opportunities	$80,326	$84,422	$120,315
Core Opportunities – Class R	$691	$654	$0
Tuckerman Active REIT	$359,169	$265,694	$245,753
Aggressive Equity	$40,064	$45,488	$66,706
Aggressive Equity – Class R	$1,593	$220	$0
IAM SHARES	$96,087	$109,847	$64,815
Concentrated Growth Opportunities	$4,361	$3,886	$3,082
Large Cap Value	$3,743	$3,198	$2,303
Enhanced Small Cap	$8,199	$3,427	$638
Directional Core Equity	$47,948	$11,861	$65

For the fiscal year ended August 31, 2007 these amounts are reflective of the following individual payments:

Fund	Advertising	Printing	Compensation to Dealers	Compensation to Sales Personnel	Other*
Disciplined Equity	$10,275	$4,670	$21,211	$28,233	$3,665
Small Cap	$5,774	$2,619	$15,797	$27,425	$10,238
Small Cap – Class R	$0	$0	$8,270	$0	$0
Core Opportunities	$5,211	$2,363	$40,307	$17,660	$14,785
Core Opportunities – Class R	$0	$0	$691	$0	$0
Tuckerman Active REIT	$9,207	$4,168	$206,808	$96,564	$42,422
Aggressive Equity	$1,963	$890	$24,474	$6,633	$6,104
Aggressive Equity – Class R	$0	$0	$1,593	$0	$0
IAM SHARES	$9,271	$4,215	$54,647	$24,844	$3,110
Concentrated Growth Opportunities	$918	$417	$0	$2,446	$580
Large Cap Value	$782	$355	$22	$2,102	$482
Enhanced Small Cap	$1,180	$538	$1,003	$3,627	$1,851
Directional Core Equity	$1,316	$601	$23,445	$15,034	$7,552

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*           Include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

Through December 31, 2008 the Distributor has contractually agreed to waive up to .70% of the average daily net assets on an annual basis the distribution and shareholder servicing fees of the Class R Shares.  The following table shows the amount of the waiver for the fiscal years ended August 31:

Fund	2007	2006	2005
Small Cap – Class R	$1,266	$1,219	$0
Core Opportunities – Class R	$0	$0	$0
Aggressive Equity – Class R	$1,456	$202	$0

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and SSgA Funds have each adopted a code of ethics (the SSgA Funds’ code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the Funds’ service providers and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the SSgA Funds. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions.  Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the SSgA Funds’ service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

The Tuckerman Group has adopted the Code of Ethics of the Advisor.

DISTRIBUTION PLANS AND SHAREHOLDER SERVICING ARRANGEMENTS

Distribution Plans.  Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a Fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a Fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule.  Accordingly, each class of shares offered by the SSgA Funds operates under a separate Rule 12b-1 plan providing for payment of distribution expenses up to the plan limit.

In connection with the Trustees’ consideration of whether to adopt the distribution plans, the Distributor, as the Funds’ principal underwriter, represented to the Trustees that the Distributor believes that the distribution plans should result in increased sales and asset retention by enabling the Funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a

38

distribution plan or under an alternative distribution arrangement, the level of sales and asset retention that a Fund would have.  The distribution plans do not provide for a Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years.  A quarterly report of the amounts expended under all of the distribution plans in operation, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review.  No distribution plan may be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that are paid by the Funds.  The distribution plans and any material amendments must be approved annually by all of the Trustees and by the Trustees who are neither “interested persons” (as defined in the 1940 Act) of the Funds nor have any direct or indirect financial interest in the operation of the distribution plan or any related agreements.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Institutional Plan. The original class of shares of the SSgA Funds is referred to as the “Institutional Class.”  The Plan of Distribution Pursuant to Rule 12b-1 Plan for the Institutional Class (the “Institutional Plan”) was adopted by the Board of Trustees on January 8, 1992.  The Institutional Plan was restated on April 9, 2002 to update current operations.  The Institutional Plan provides for reimbursement for distribution expenses up to the plan limit.  The Institutional Plan provides that each Institutional Class Fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services.  The Institutional Plan does not provide for a Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years.

Payments to the Distributor for the sale and distribution of Institutional Class shares, are not permitted by the Institutional Plan to exceed .25% of a Fund’s average net asset value per year.  Payments to Financial Intermediaries providing shareholder services to the Institutional Class are not permitted by the Institutional Plan to exceed .20%. Any payments that are required to be made to the Distributor or Financial Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Institutional Plan is in effect.  The Fund’s liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred.

Class R Plan.  The Plan of Distribution Pursuant to Rule 12b-1 for Class R Shares (the “Class R Plan”) provides for payment by the Funds to the Distributor for various distribution, shareholder and administrative services up to the plan limit The Board of Trustees adopted the Class R Plan on April 8, 2003, and it is similar in all material respects to the distribution plans for the Institutional Class, other than with respect to the limitation on distribution and shareholder servicing fees.

Under the Class R Plan each Fund in the class pays the Distributor a fee not to exceed 0.70% of the Fund’s average net asset value per year, for distribution, shareholder and administrative services provided to the Fund by the Distributor and Financial Intermediaries.  The Distributor pays Financial Intermediaries for shareholder and administrative services provided to a Fund out of the fee the Distributor receives from the Fund.  Fees paid to the Financial Intermediaries providing shareholder and administrative services to a Fund are not permitted by the Class R Plan to exceed .65% of the Fund’s average net asset value per year.  Payments to the Distributor for distribution and shareholder services to a Fund are not permitted by the Class R Plan to exceed 0.05% of the Fund’s average daily net asset value per year. Any payments that are required to be made to the Distributor or Financial Intermediaries that cannot be made because of the limitations contained in the Class R Plan may be carried forward and paid in the following two fiscal years so long as the Class R Plan is in effect.

Distribution and Shareholder Servicing. Payments under the distribution plans are made to the Distributor to finance activity which is intended to result in the sale and retention of Fund shares including:  (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and (4) expenses incurred in connection with the promotion and sale of Fund shares, including Distributor’s overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel. Under the distribution plans, the SSgA Funds and/or the Distributor may also enter into service agreements with various financial institutions, such as banks, broker-dealers, financial advisors or other financial institutions, including the Advisor and its affiliates (each of which is referred to as a Financial Intermediary) to provide shareholder servicing with respect to the shares held by or for the customers of the Financial Intermediaries.  Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law. Under the service agreements, the Financial Intermediaries may provide various services for such customers, including: (1) answering inquiries regarding the Funds; (2) assisting customers in changing dividend options, account designations and addresses; (3) performing subaccounting for such customers; (4) establishing and maintaining customer accounts and records; (5) processing purchase and redemption transactions; (6) providing periodic statements showing customers’ account balances and integrating such statements with those of other transactions and balances in the customers’ other accounts serviced by the Financial Intermediaries; (7) arranging for bank wires transferring customers’ proceeds; and (8) such other services as the customers may request in connection with their accounts, to the extent permitted by applicable statute, rule or regulation. Shareholder services may also include sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held

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of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.  Financial Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees to their customers for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Financial Intermediaries who sell shares of the Fund.  Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the Fund. As of the 12 months ended August 31, 2007, the Advisor and/or Distributor made such cash payments to nine Financial Intermediaries.  Financial Intermediaries are compensated based on the average daily value of all shares of each Fund owned by customers of the Financial Intermediary.  From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Financial Intermediaries in the form of (1) ordinary and usual gratuities, tickets and other business entertainment; and/or (2) sponsorship of regional or national events of Financial Intermediaries.

Institutional Class Distribution and Shareholder Servicing. Under the Institutional Plan, Financial Intermediaries may receive from the SSgA Funds and/or the Distributor, payment that shall not exceed .20% per annum of the average daily net asset value of the Institutional Class shares owned by or for shareholders with whom the Financial Intermediary has a servicing relationship.

With respect to the Institutional Class, the SSgA Funds have entered into service agreements with State Street and the following entities affiliated with State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC.  The purpose of the service agreements is to obtain shareholder services for Fund shares owned by clients of each of these entities.  In return for these services, the SSgA Funds and/or Distributor pay the Financial Intermediaries that are affiliated with State Street monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the Fund’s shares owned by or for shareholders with whom the affiliated Financial Intermediary has a servicing relationship. The service agreements with affiliated Financial Intermediaries are reviewed annually by the Board of Trustees.

Class R Distribution and Shareholder Servicing. Under the Class R Plan, the Financial Intermediaries may receive from the SSgA Funds and/or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed 0.65% per annum of the average daily net asset value of the Class R Shares owned by or for shareholders with whom the Financial Intermediary has a servicing relationship.

Shareholder Servicing Fees to State Street. The following table shows the expenses each Fund accrued to State Street, under a Service Agreement pursuant to Rule 12b-1, during the fiscal years ended August 31:

Fund	2007	2006	2005
Disciplined Equity	$60,998	$57,762	$63,457
Small Cap	$31,894	$90,152	$180,141
Small Cap – Class R	$752	$651	$158
Core Opportunities	$28,266	$33,926	$57,691
Core Opportunities – Class R	$63	$100	$37
Tuckerman Active REIT	$49,619	$40,806	$35,025
Aggressive Equity	$10,392	$12,962	$16,002
Aggressive Equity – Class R	$145	$111	$64
IAM SHARES	$55,246	$50,267	$44,931
Concentrated Growth Opportunities	$5,001	$4,961	$5,148
Large Cap Value	$4,281	$4,161	$4,251
Enhanced Small Cap	$8,320	$4,283	$1,177
Directional Core Equity	$8,937	$3,438	$244

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts.  The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA  02116.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Joseph P. Barri LLC, 259 Robbins Street, Milton, MA  02186, provides legal services to the Independent Trustees.

BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the SSgA Funds by the Advisor.  Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services.  Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the Funds pay a spread which is included in the cost of the security, and is the difference between the dealer’s cost and the cost to the Funds.  When a Fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade.  Securities may be purchased from underwriters at prices that include underwriting fees.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances).  The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to:  liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur.  The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds’ assets for, or participate in, third party soft-dollar arrangements, although the Advisor may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services.  The Advisor does not “pay up” for the value of any such proprietary research. The Advisor may aggregate trades with clients of State Street Global Advisors, whose commission dollars are used to generate soft dollar credits.  Although the Advisor’s clients’ commissions are not used for third party soft dollars, the clients may benefit from the soft dollar products/services received by State Street Global Advisors.

Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the SSgA Funds’ procedures adopted in accordance with Rule 17e-1 of the 1940 Act.  The SSgA Funds have adopted procedures pursuant to Rule 12b-1(h) of the 1940 Act that are reasonably designed to prevent the Advisor from directing brokerage in consideration of distribution of Funds shares.

With respect to brokerage commissions, if commissions are generated by a Fund, the Board reviews, at least annually, the commissions paid by a Fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a Fund.

Brokerage Commission Expenses. The following table shows the brokerage commission expenses that the Advisor paid during the fiscal years ended August 31:

Fund	2007	2006	2005
Disciplined Equity	$97,154	$105,896	$148,980
Small Cap	$249,391	$665,247	$1,926,359
Core Opportunities	$78,834	$123,655	$334,308
Tuckerman Active REIT	$59,022	$65,111	$82,826
Aggressive Equity	$91,490	$113,172	$232,729
IAM SHARES	$13,038	$24,640	$25,199
Concentrated Growth Opportunities	$23,048	$17,064	$29,805
Large Cap Value	$23,667	$22,763	$28,238
Enhanced Small Cap	$24,795	$28,069	$12,266
Directional Core Equity	$88,460	$45,618	$3,037

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Top 10 Brokers. During the fiscal year ended August 31, 2007 the Funds described in this Statement purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the Fund’s ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the Fund.  The following table shows the value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2007:

Disciplined Equity	Principal ($ 000)	Commissions ($ 000)
Investment Technology Group, Inc.	$150,909	$53
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$28,828	$1
Credit Suisse First Boston Corp.	$25,158	$11
Instinet Corp.	$24,447	$11
Montrose Securities Intl	$12,408	$12
Mischler Financial	$5,779	$4
Cabrera Capital Markets	$2,614	$2
Liquidnet, Inc.	$2,470	$2
UBS Securities LLC	$1,322	$1
J.P. Morgan Securities, Inc.	$964	$1

Small Cap	Principal ($ 000)	Commissions ($ 000)
Investment Technology Group, Inc.	$268,807	$179
Lehman Brothers, Inc.	$13,901	$18
Credit Suisse First Boston Corp.	$9,642	$13
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$9,308	—
Instinet Corp.	$8,704	$7
UBS Securities LLC	$6,162	$7
Weeden & Company	$6,101	$5
White Cap Trading	$3,049	$3
M Ramsey King Securities, Inc.	$2,542	—
Knight Securities	$2,309	$2
Jones & Associates	—	$3
Goldman, Sachs & Co.	—	$2

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Core Opportunities	Principal ($ 000)	Commissions ($ 000)
Investment Technology Group, Inc.	$56,923	$19
Credit Suisse First Boston Corp.	$21,646	$15
Lehman Brothers, Inc.	$15,367	$10
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$10,360	$6
Bear Stearns	$7,299	$5
UBS Securities LLC	$6,632	$5
Instinet Corp.	$4,912	—
Knight Securities	$3,975	$2
Prudential	$3,975	$2
Brown Brothers Harriman & Co.	$3,453	$4
Morgan Stanley	—	$2

Tuckerman Active REIT	Principal ($ 000)	Commissions ($ 000)
Deutsche Bank Securities, Inc.	$40,380	—
Green Street Advisors Inc.	$32,740	$18
Morgan Stanley	$31,078	$6
UBS Securities LLC	$24,138	$14
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$23,417	$5
Investment Technology Group, Inc.	$11,527	$3
Citigroup Global Markets, Inc.	$10,858	$6
Lehman Brothers, Inc.	$9,051	$7
Wachovia Securities	$1,876	$1
Credit Suisse First Boston Corp.	$368	$1

Aggressive Equity	Principal ($ 000)	Commissions ($ 000)
Investment Technology Group, Inc.	$91,321	$40
Credit Suisse First Boston Corp.	$20,353	$22
Instinet Corp.	$12,734	$9
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$6,863	$3
Lehman Brothers, Inc.	$5,064	$3
Prudential	$2,904	$4
Sanford C. Bernstein & Company	$2,728	$3
Raymond James & Associates	$1,970	$2
Liquidnet, Inc.	$1,808	$1
Weeden & Company	$1,691	$2

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IAM Shares	Principal ($ 000)	Commissions ($ 000)
Investment Technology Group, Inc.	$24,355	$11
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$1,571	$1
J.P. Morgan Securities, Inc.	$1,037	$0
Bank of New York	$436	$0
Knight Securities	$286	$0
Goldman, Sachs & Co.	$181	—
Morgan Stanley	$59	$0
Lehman Brothers, Inc.	$13	$0

Concentrated Growth Opportunities	Principal ($ 000)	Commissions ($ 000)
Investment Technology Group, Inc.	$24,991	$8
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$6,021	$3
Credit Suisse First Boston Corp.	$3,261	$2
Sanford C. Bernstein & Company	$3,014	$2
Lehman Brothers, Inc.	$2,124	$2
UBS Securities LLC	$1,573	$1
Knight Securities	$1,553	$1
Instinet Corp.	$1,411	$1
Bear Stearns	$927	$1
Brown Brothers Harriman & Co.	$760	$1

Large Cap Value	Principal ($ 000)	Commissions ($ 000)
Investment Technology Group, Inc.	$25,095	$11
Credit Suisse First Boston Corp.	$3,909	$3
Sanford C. Bernstein & Company	$2,030	$1
Liquidnet, Inc.	$1,749	$1
Lehman Brothers, Inc.	$1,748	$1
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$1,668	$1
Prudential	$1,533	$1
Instinet Corp.	$695	—
Bank of New York	$532	$1
Citigroup Global Markets, Inc.	$530	$1
J.P. Morgan Securities, Inc.	—	$1

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Enhanced Small Cap	Principal ($ 000)	Commissions ($ 000)
Investment Technology Group, Inc.	$20,827	$14
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$17,578	—
Morgan Stanley	$9,856	—
Instinet Corp.	$8,818	$7
Goldman, Sachs & Co.	$5,349	$0
Deutsche Bank Securities, Inc.	$1,362	—
J.P. Morgan Securities, Inc.	$731	$2
UBS Securities LLC	$579	$0
Liquidnet, Inc.	$259	$0
Bank of New York	$142	$0
Knight Securities	—	$0
Lehman Brothers, Inc.	—	$0
Credit Suisse First Boston Corp.	—	$0

Directional Core Equity	Principal ($ 000)	Commissions ($ 000)
Investment Technology Group, Inc.	$63,719	$43
Credit Suisse First Boston Corp.	$15,186	$19
Instinet Corp.	$10,405	$12
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$8,767	$7
Lehman Brothers, Inc.	$4,452	$3
UBS Securities LLC	$4,067	$4
Liquidnet, Inc.	$473	$0
Banc of America Securities LLC	$331	$0
Goldman, Sachs & Co.	$10	$0

PRICING OF FUND SHARES

The SSgA Funds are offered without a sales commission by the Distributor to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity.  The Funds described in this Statement determine the price per share once each business day (unless otherwise noted) at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time).  A business day is one on which the New York Stock Exchange is open for regular trading.  Pricing does not occur on non-business days.  Currently, the New York Stock Exchange is open for trading every weekday except New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  The New York Stock Exchange may close early on Christmas Eve and New Year’s Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of Fund shares when the shareholder is not able to purchase or redeem Fund shares.  Further, because foreign securities markets may close prior to the time the Fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the Fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value.  If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

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Portfolio instruments for which market quotations are available are valued at market value.  If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with the Funds’ Securities Valuation Procedures.  This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded.  United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price.  Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange or over the counter are valued on the basis of the last sale price.  In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities.  Some international securities trade on days that the Fund is not open for business.  As a result, the net asset value of Fund shares may fluctuate on days when Fund shareholders may not buy or sell Fund shares.

The Funds value securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value.  This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates.  While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on Fund shares computed by dividing the annualized daily income on the Fund’s portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates.  In periods of rising interest rates, the daily yield on Fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The SSgA Funds received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a Fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

TAXES

The tax discussion in this document is only a summary of certain United States federal income tax issues generally affecting the Funds and their shareholders.  The following assumes any Fund shares will be capital assets in the hands of a shareholder.  Circumstances among investors may vary, so you are encouraged to discuss investment in the SSgA Funds with your tax advisor. Each portfolio of the SSgA Funds intends to qualify each year as a “regulated investment company” (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  As a RIC, each Fund is generally not subject to federal income taxes to the extent it distributes its net investment income and net capital gain  (long-term capital gains in excess of short-term capital losses) to shareholders.  The Board intends to distribute each year substantially all of the SSgA Funds’ net investment income and net capital gain.  It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice. If a Fund fails to qualify as a RIC for any taxable year, it will be subject to tax as a “C” corporation and may be limited in its ability to qualify as a RIC in the future.

Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of:  (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from the preceding calendar year.  For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such months will be deemed to have been received on December 31 of such year if the dividends are paid by the Fund subsequent to December 31 but prior to February 1 of the following year.

Any capital loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gain dividends received with respect to such shares.

Foreign shareholders should consult their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

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Issues Related to Hedging and Option Investments.  A Fund’s ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the Fund’s income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss.  Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

Foreign Income Taxes.  Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source, subject to exemptions and rate reductions under income tax treaties between the United States and certain foreign countries. The Fund and its shareholders generally will not be entitled to any foreign tax credit or deduction with respect to such taxes against any United States federal income tax. However, if more than 50% in value of a Fund’s total asses at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the “Foreign Election”) that would permit you to take a credit (or deduction) for foreign income taxes paid by the Fund.  The Fund may be subject to certain holding period requirements with respect to securities held to take advantage of this credit.  If the Foreign Election is made by a Fund and you chose to use the foreign tax credit, you would be able to include in your gross income both dividends received from the Fund and foreign income taxes paid by the Fund provided certain requirements are satisfied.  You would be entitled to treat the foreign income taxes withheld as a credit against your United States federal income taxes, subject to the limitations set forth in the Code with respect to the foreign tax credit generally.  Alternatively, you could treat the foreign income taxes withheld as an itemized deduction from adjusted gross income in computing taxable income rather than as a tax credit.

If a Fund invests in an entity that is classified as a passive foreign investment company (“PFIC”) for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund.  The Fund may be able to remedy the potential adverse consequences of investing in a PFIC by electing to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom, with the result that unrealized gains would be treated as realized gains and would be reported as ordinary income.  Any mark-to-market losses, as well as losses from an actual disposition of PFIC stock, would be reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.  Alternatively, the Fund may make a “qualified electing fund” (“QEF”) election.  Under such an election, the Fund generally would be required to include in its gross income its pro rata share of the PFIC’s ordinary income and long-term capital gain on a current basis, regardless of whether any distributions are received from the PFIC.  However, the Fund may not be able to make a QEF election if it cannot obtain the necessary financial data from the PFIC.

Distributions Attributable to Depreciable Real Estate. Distributions of certain long-term gains that are attributable to dispositions of depreciable real estate by a REIT in which a Fund invests will be subject to a maximum tax rate of 25% (instead of 15%) for individual shareholders.  Because the Fund may invest a substantial portion of its assets in REITs, individual shareholders may be subject to the 25% maximum tax rate on a substantial portion of the distributions they receive from the Fund.

At August 31, 2007 the Funds had net tax basis capital loss carryovers in the following amounts, which may be applied against any realized net taxable gains in each succeeding year or until the respective expiration dates as indicated below, whichever occurs first:

Fund	Carryover Amount	Expiration Date
Disciplined Equity	$15,878,623	8/31/2010
Disciplined Equity	$18,406,161	8/31/2011
Disciplined Equity	$19,079,919	8/31/2012
Core Opportunities	$41,238,890	8/31/2011
Core Opportunities	$19,132,187	8/31/2012
Core Opportunities	$6,690,205	8/31/2013
IAM Shares	$557,201	8/31/2009
IAM Shares	$1,240,367	8/31/2010
IAM Shares	$8,639,128	8/31/2011
IAM Shares	$1,396,174	8/31/2012
IAM Shares	$859,207	8/31/2013
Directional Core	$217,099	8/31/2015

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CALCULATION OF PERFORMANCE DATA

The SSgA Funds compute average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission.  Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a Fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

P(1+T)[n] = ERV

where:	P =	a hypothetical initial payment of $1,000
	T =	average annual total return
	n =	number of years
	ERV =	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the Fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

P(1+T)[n] = ATVD

where:	P =	a hypothetical initial payment of $1,000
	T =	average annual total return (after taxes on distributions)
	n =	number of years
	ATVD =	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on Fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the Fund, less taxes due on such distributions, are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

Average Annual Total Returns

Fund	One Year Ended August 31, 2007	Five Years Ended August 31, 2007	Ten Years Ended August 31, 2007	Inception to August 31, 2007
Disciplined Equity	15.66%	11.51%	5.10%	—
Small Cap	7.70%	13.52%	5.42%	—
Small Cap – Class R(1)	7.25%	13.34%	5.26%	—
Core Opportunities	13.36%	8.86%	6.11%	—
Core Opportunities – Class R(1)	12.79%	8.51%	5.72%	—
Tuckerman Active REIT	2.98%	20.24%	14.03%	—
Aggressive Equity	7.38%	10.76%	—	11.99	%(2)
Aggressive Equity – Class R(1)	6.72%	10.50%	—	11.79%
IAM SHARES	15.74%	11.48%	—	2.84	%(3)

(1) Performance for the Class R shares before their inceptions (May 14, 2004) is derived from the historical performance of the Institutional Classes, adjusted for the higher operating expenses related to distribution and shareholder servicing.

(2) The Fund commenced operations on December 30, 1998.

(3) The Fund commenced operations on June 2, 1999.

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Average Annual Total Returns

Fund	One Year Ended August 31, 2007	Inception to August 31, 2007
Concentrated Growth Opportunities(1)	17.23%	6.09%
Large Cap Value(2)	12.54%	11.57%
Enhanced Small Cap(3)	7.49%	10.54%
Directional Core Equity(4)	6.65%	9.63%

ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

The SSgA Funds will not hold an annual meeting of shareholders.  Special meetings may be convened:  (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board’s failure to honor the shareholders’ request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each Fund share has one vote.  There are no cumulative voting rights.  There is no annual meeting of shareholders, but special meetings may be held.  On any matter that affects only a particular investment Fund, only shareholders of that Fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The Fund share represents an equal proportionate interest in the Fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the Fund as may be declared by the Board of Trustees.  Fund shares are fully paid and nonassessable by the SSgA Funds and have no preemptive rights.

The SSgA Funds do not issue share certificates.  Instead, the Transfer Agent sends monthly statements to shareholders of the Fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts.  Each statement also sets forth the balance of shares held in the account.

(1) The Fund commenced operations on March 30, 2004.

(2) The Fund commenced operations on March 30, 2004.

(3) The Fund commenced operations on March 22, 2005.

(4) The Fund commenced operations on May 11, 2005.

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The SSgA Funds are authorized to divide shares of any Fund into two or more classes of shares.  The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase Fund provisions and conditions under which any Fund may have separate voting rights or no voting rights.  Each class of shares is entitled to the same rights and privileges as all other classes of the Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund’s portfolio securities.  The SSgA Funds includes the Institutional Class (the original class of shares), and two additional classes of shares:  Class R (SSgA Bond Market, Core Opportunities, Small Cap, Aggressive Equity, International Stock Selection and Life Solutions Income and Growth, Life Solutions Balanced and Life Solutions Growth Funds) and Select Class (SSgA Emerging Markets Fund).

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA Funds shares are not endorsed or guaranteed by State Street or its affiliates, are not deposits or obligations of State Street or its affiliates, and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the Fund.  If the Advisor were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services.  In such event, changes in the operation of the Fund may occur.  It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor.  The Advisor’s proxy voting policy is attached to this Statement.  You may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (1) without charge, upon request, by calling 1-800-997-7327; (2) on the Funds’ website at www.ssgafunds.com; and (3) on the US Securities and Exchange Commission’s website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

Each individual Fund of the SSgA Funds is a series of a “Massachusetts business trust.” A copy of the SSgA Funds’ First Amended and Restated Master Trust Agreement (the “Declaration of Trust”) is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the SSgA Funds are designed to make the SSgA Funds similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust provides that the shareholders are not subject to any personal liability for the acts or obligations of the SSgA Funds and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the SSgA Funds contains a provision to the effect that the shareholders are not personally liable.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (1) tort claims, (2) contract claims where the provision referred to is omitted from the undertaking, (3) claims for taxes, and (4) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the SSgA Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the SSgA Funds. The Trustees intend to conduct the operations of the SSgA Funds in a way as to avoid, as far as possible, ultimate liability of the shareholders.

The Declaration of Trust further provides that the name of the SSgA Funds refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the SSgA Funds, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the SSgA Funds for

50

any satisfaction of claims arising in connection with the affairs of the SSgA Funds. With the exceptions stated, the Trust’s Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the SSgA Funds.

The SSgA Funds shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

FINANCIAL STATEMENTS

Each Fund’s financial statements for the fiscal year ended August 31, 2007, appearing in the Funds’ 2007Annual Report to Shareholders, and the reports thereon of Deloitte & Touche LLP, an independent registered public accounting firm, also appearing therein, are incorporated by reference in this Statement of Additional Information.  For a more complete discussion of each Fund’s performance, please see the Funds’ Annual Reports to Shareholders, which may be obtained without charge by calling 1-800-647-7327 or through the Funds’ website at www.ssgafunds.com.

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DESCRIPTION OF SECURITIES RATINGS

Moody’s Investors Service, Inc. (“Moody’s”)

Long-Term Debt Ratings.

•                  Aaa — Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

•                  Aa — Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

•                  A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

•                  Baa — Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Long-Term Corporation and Tax-Exempt Debt Ratings. The two highest ratings of Moody’s for tax-exempt and corporate bonds are Aaa and Aa.  Tax-exempt and corporate bonds rated Aaa are judged to be of the “best quality.”  The rating of Aa is assigned to bonds which are of “high quality by all standards.”  Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger.  Moody’s may modify a rating of Aa by adding numerical modifiers of 1, 2 or 3 to show relative standing within the Aa category.  The foregoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a “con” indicating the bonds are rated conditionally.  Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition.  In addition, Moody’s has advised that the short-term credit risk of a long-term instrument sometimes carries a MIG rating or one of the commercial paper ratings described below.

Short-Term Corporate, Commercial Paper and Tax-Exempt Debt Ratings. Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations.  These obligations have an original maturity not exceeding one year, unless explicitly noted.  Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

•                  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•                  Leading market positions in well-established industries.

•                  High rates of return on funds employed.

•                  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•                  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•                  Well-established access to a range of financial markets and assured sources of alternate liquidity.

•                  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and

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coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternative liquidity is maintained.

•                  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

•                  Issuers rated Not Prime do not fall within any of the Prime rating categories.

Tax-Exempt Note Ratings. Moody’s ratings for state and municipal notes and other short-term obligations are designated Moody’s Investment Grade (“MIG”).  MIG-1/VMIG-1 denotes best quality.  There is present strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.  MIG-2/VMIG-2 denotes high quality, with margins of protection ample although not as large as in the MIG-1/VMIG-1 group.

Standard & Poor’s Corporation (“S&P”)

Long-Term Debt Ratings.  The ratings are based, in varying degrees, on the following considerations:  (1) The likelihood of default - capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

•                  AAA — Debt rated AAA has the highest rating assigned by S&P.  Capacity to pay interest and repay principal is extremely strong.

•                  AA — Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

•                  A — Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

•                  BBB — Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-):  The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short-Term Corporate, Commercial Paper and Tax-Exempt Debt Ratings. The two highest ratings of S&P for tax-exempt and corporate bonds are AAA and AA.  Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal.  Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree.  The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.  The foregoing ratings are sometimes followed by a “p” indicating that the rating is provisional.  A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project.  This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market.  Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest.  These categories are as follows:

•                  A-1 — This highest category indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

•                  A-2 — Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated A-1.

Tax-Exempt Notes Ratings. An S&P rating of SP-1 indicates very strong or strong capacity to pay principal and interest.  Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.  Notes rated SP-2 are issued by issuers that exhibit satisfactory capacity to pay principal and interest.

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Fitch’s Investors Service, Inc. (“Fitch”)

Long-Term Corporate and Tax-Exempt Debt Ratings. The two highest ratings of Fitch for tax-exempt and corporate bonds are AAA and AA.  AAA bonds are considered to be investment grade and of the highest credit quality.  The obligor is judged to have an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.  AA bonds are considered to be investment grade and of very high credit quality.  The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.  Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.  Plus (+) and minus (-) signs are used with the AA rating symbol to indicate relative standing within the rating category.

Short-Term Corporate, Commercial Paper, and Tax-Exempt Debt Ratings. Fitch’s short-term ratings apply to tax-exempt and corporate debt obligations that are payable on demand or have original maturities of up to three years.  The highest rating of Fitch for short-term securities encompasses both the F-1+ and F-1 ratings.  F-1+ securities possess exceptionally strong credit quality.  Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.  F-1 securities possess very strong credit quality.  Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.  F-2 securities possess good credit quality and have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.Commercial paper rated by Fitch reflects Fitch’s current appraisal of the degree of assurance of timely payment of such debt.  An appraisal results in the rating of an issuer’s paper as F-1, F-2, F-3, or F-4.

•                  F-1 — This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

•                  F-2 — Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

Duff & Phelps Credit Rating Co. (“D&P”)

Long-Term Corporate and Tax-Exempt Debt Ratings. The two highest ratings of D&P for tax-exempt and corporate fixed-income securities are AAA and AA.  Securities rated AAA are of the highest credit quality.  The risk factors are considered to be negligible, being only slightly more than for risk-free US Treasury debt.  Securities rated AA are of high credit quality.  Protection factors are strong.  Risk is modest but may vary slightly from time to time because of economic conditions.  The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.

Short-Term Corporate, Commercial Paper and Tax-Exempt Debt Ratings. The highest rating of D&P for commercial paper is Duff 1.  D&P employs three designations, Duff 1 plus, Duff 1 and Duff 1 minus, within the highest rating category.  Duff 1 plus indicates highest certainty of timely payment.  Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is judged to be outstanding, and safety is just below risk-free US Treasury short-term obligations.  Duff 1 indicates very high certainty of timely payment.  Liquidity factors are excellent and supported by strong fundamental protection factors.  Risk factors are considered to be minor.  Duff 1 minus indicates high certainty of timely payment.  Liquidity factors are strong and supported by good fundamental protection factors.  Risk factors are very small.  Duff 2 indicates good certainty of timely payment.  Liquidity factors and company fundamentals are sound.  Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good.  Risk factors are small.

IBCA Limited and IBCA Inc. (“IBCA”)

Long-Term Corporation and Tax-Exempt Debt Ratings. The two highest ratings of IBCA for corporate bonds are AAA and AA.  Obligations rated AAA by IBCA have the lowest expectation of investment risk.  Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.  Obligations for which there is a very low expectation of investment risk are rated AA.  IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within a major rating category.  IBCA does not rate tax-exempt bonds.

Short-Term Corporate and Tax-Exempt Debt Ratings. IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal banking subsidiaries.  The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment.  Those obligations rated A1+ are supported by the highest capacity for timely repayment.  The designation A-2 by IBCA indicates that the obligation is supported by a satisfactory capacity for timely payment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Thompson BankWatch (“Thompson”)

Long-Term Corporation and Tax-Exempt Debt Ratings. The two highest ratings of Thomson for corporate bonds are AAA and AA.  Bonds rated AAA are of the highest credit quality.  The ability of the obligor to repay principal and interest on a timely basis is

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considered to be very high.  Bonds rated AA indicate a superior ability on the part of the obligor to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.  These ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.  Thomson does not rate tax-exempt bonds.

Short-Term Corporate and Tax-Exempt Debt Ratings. Thomson’s short-term paper ratings assess the likelihood of an untimely payment of principal or interest of debt having a maturity of one year or less which is issued by banks and financial institutions.  The designation TBW-1 represents the highest short-term rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.  The designation TBW-2 represents the second highest short-term rating category and indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

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PROXY VOTING POLICY

Introduction

SSgA Funds Management, Inc. (“FM”) seeks to vote proxies for which it has discretionary authority in the best interests of its clients.  This entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio’s holdings with respect to proposals that are reasonably anticipated to have an impact on the current or potential value of a security.  Absent unusual circumstances or specific client instructions, we vote proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies.  FM takes the view that voting in a manner consistent with maximizing the value of our clients’ holdings will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (“SSgA”) Investment Committee.  The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to the FM Proxy Review Committee, a subcommittee of the SSgA Investment Committee.  FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

1)              describes its proxy voting procedures to its clients in Part II of its Form ADV;

2)              provides the client with this written proxy policy, upon request;

3)              discloses to its clients how they may obtain information on how FM voted the client’s proxies;

4)              matches proxies received with holdings as of record date;

5)              reconciles holdings as of record date and rectifies any discrepancies;

6)              generally applies its proxy voting policy consistently and keeps records of votes for each client;

7)              documents the reason(s) for voting for all non-routine items; and

8)              keeps records of such proxy voting available for inspection by the client or governmental agencies.

Process

The FM Manager of Corporate Governance is responsible for monitoring proxy voting on behalf of our clients and executing the day to day implementation of this Proxy Voting Policy. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee.

In order to facilitate our proxy voting process, FM retains Institutional Shareholder Services (“ISS”), a firm with expertise in the proxy voting and corporate governance fields.  ISS assists in the proxy voting process, including acting as our voting agent (i.e. actually processing the proxies), advising us as to current and emerging governance issues that we may wish to address, interpreting this policy and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments.  This Policy does not address all issues as to which we may receive proxies nor does it seek to describe in detail all factors that we may consider relevant to any particular proposal.  To assist ISS in interpreting and applying this Policy, we meet with ISS at least annually, provide written guidance on certain topics generally on an annual basis and communicate more regularly as necessary to discuss how specific issues should be addressed.  This guidance permits ISS to apply this Policy without consulting us as to each proxy but in a manner that is consistent with our investment view and not their own governance opinions.  If an issue raised by a proxy is not addressed by this Policy or our prior guidance to ISS, ISS refers the proxy to us for direction on voting.  On issues that we do not believe affect the economic value of our portfolio holdings or are considered by us to be routine matters as to which we have not provided specific guidance, we have agreed with ISS to act as our voting agent in voting such proxies in accordance with its own recommendations which, to the extent possible, take into account this Policy and FM’s general positions on similar matters.  The Manager of Corporate Governance is responsible, working with ISS, for submitting proxies in a timely manner and in accordance with our policy.  The Manager of Corporate Governance works with ISS to establish and update detailed procedures to implement this policy.

From time to time, proxy votes will be solicited which fall into one of the following categories:

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(i)            proxies which involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); or

(ii)           proxies which are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

These proxies are identified through a number of methods, including but not limited to notification from ISS, concerns of clients, review by internal proxy specialists, and questions from consultants.  The role of third parties in identifying special circumstances does not mean that we will depart from our guidelines; these third parties are all treated as information sources.  If they raise issues that we determine to be prudent before voting a particular proxy or departing from our prior guidance to ISS, we will weigh the issue along with other relevant factors before making an informed decision.  In all cases, we vote proxies as to which we have voting discretion in a manner that we determine to be in the best interest of our clients.  As stated above, if the proposal has a quantifiable effect on shareholder value, we seek to maximize the value of a portfolio’s holdings.  With respect to matters that are not so quantifiable, we exercise greater judgment but still seek to maximize long-term value by promoting sound governance policies.  The goal of the Proxy Voting Committee is to make the most informed decision possible.

In instances of special circumstances or issues not directly addressed by our policies or guidance to ISS, the FM Manager of Corporate Governance will refer the item to the Chairman of the Investment Committee for a determination of the proxy vote.  The first determination is whether there is a material conflict of interest between the interests of our client and those of FM or its affiliates (as explained in greater detail below under “Potential Conflicts”).  If the Manager of Corporate Governance and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under “Potential Conflicts” is followed.  If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients.  At this point, the Chairman of the Investment Committee makes a voting decision in our clients’ best interest.  However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy item to the Proxy Review Committee and/or to the entire Investment Committee for a final decision on voting the proxy.  The Investment Committee will use the same rationale for determining the appropriate vote.

FM reviews proxies of non-US issuers in the context of these guidelines.  However, FM also endeavors to show sensitivity to local market practices when voting these proxies, which may lead to different votes. For example, in certain foreign markets, items are put to vote which have little or no effect on shareholder value, but which are routinely voted on in those jurisdictions; in the absence of material effect on our clients, we will follow market practice.  FM votes in all markets where it is feasible to do so.  Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction.  In such a case, FM will be unable to vote such a proxy.

Voting

For most issues and in most circumstances, we abide by the following general guidelines.  However, it is important to remember that these are simply guidelines.  As discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

I.                                         Generally, FM votes for the following ballot items:

Board of Directors

•                Elections of directors who (i) we determine to be adequately independent of management and (ii) do not simultaneously serve on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer).  Factors that we consider in evaluating independence include whether the nominee is an employee of or related to an employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, or whether the nominee receives non-board related compensation from the issuer

•                Directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry.  In making such a determination, we review whether the compensation is overly dilutive to existing shareholders.

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•                  Proposals to limit directors’ liability and/or expand indemnification of directors, provided that a director shall only be eligible for indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office

•                  Discharge of board members’ duties(7), in the absence of pending litigation, governmental investigation, charges of fraud or other indicia of significant concern

•                  The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board’s key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues.

•                  Mandates requiring a majority of independent directors on the Board of Directors

•                  Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

•                  Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

•                  Elimination of cumulative voting

•                  Establishment of confidential voting

Auditors

•                  Approval of auditors, unless the fees paid to auditors are excessive; auditors’ fees will be deemed excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditors

•                  Auditors’ compensation, provided the issuer has properly disclosed audit and non-audit fees relative to market practice and that non-audit fees for the prior year constituted no more than 50% of the total fees paid to the auditors

•                  Discharge of auditors*

•                  Approval of financial statements, auditor reports and allocation of income

•                  Requirements that auditors attend the annual meeting of shareholders

•                  Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

•                  Establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

* Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

* Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

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Capitalization

•                  Dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend which constitutes 30% or more of net income

•                  Authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase

•                  Capitalization changes which eliminate other classes of stock and/or unequal voting rights

•                  Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50%  of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies.

•                  Elimination of pre-emptive rights for share issuance of less than a certain  percentage (country specific - ranging from 5% to 20%) of the outstanding shares, unless even such small amount could have a material dilutive effect on existing shareholders (e.g. in illiquid markets)

Anti-Takeover Measures

•                  Elimination of shareholder rights plans (“poison pill”)

•                  Amendment to a shareholder rights plans (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced)

•                  Adoption or renewal of a non-US issuer’s shareholder rights plans (“poison pill”) if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

•                  Reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such reduction or elimination

•                  Mandates requiring shareholder approval of a shareholder rights plans (“poison pill”)

•                  Repeals of various anti-takeover related provisions

Executive Compensation/Equity Compensation

•                  Stock purchase plans with an exercise price of not less that 85% of fair market value

•                  Stock option plans which are incentive based and not excessively dilutive.  In order to assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares, and the issued but unexercised shares by fully diluted share count.  We review that number in light of certain factors, including the industry of the issuer, in order to make our determination as to whether the dilution is excessive.

•                  Other stock-based plans which are not excessively dilutive, using the same process set forth in the preceding bullet

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•                  Expansions to reporting of financial or compensation-related information, within reason

•                  Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

Routine Business Items

•                  General updating of or corrective amendments to charter not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

•                  Change in Corporation Name

•                  Mandates that amendments to bylaws or charters have shareholder approval

Other

•                  Adoption of anti-“greenmail” provisions, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders

•                  Repeals or prohibitions of “greenmail” provisions

•                  “Opting-out” of business combination provision

II. Generally, FM votes against the following items:

Board of Directors

•                  Establishment of classified boards of directors, unless 80% of the board is independent

•                  Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, or nominating committees

•                  Limits to tenure of directors

•                  Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

•                  Restoration of cumulative voting in the election of directors

•                  Removal of a director, unless we determine the director (i) is not adequately independent of management or (ii) simultaneously serves on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer).  Factors that we consider in evaluating independence include whether the director is an employee of or related to an employee of the issuer or its auditor, whether the director  provides professional services to the issuer, or whether the director receives non-board related compensation from the issuer Elimination of Shareholders’ Right to Call Special Meetings

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•                  Proposals that relate to the “transaction of other business as properly comes before the meeting”, which extend “blank check” powers to those acting as proxy

•                  Approval of Directors who have failed to act on a shareholder proposal that has been approved by a majority of outstanding shares

•                  Directors at companies where prior non-cash compensation was improperly “backdated” or “springloaded” where one of the following scenarios exists:

•                  (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was not independent at the time, and (iii) the director seeking reelection served on the Compensation Committee at the time; or

•                  (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was independent at the time, and (iii) sufficient controls have not been implemented to avoid similar improper payments going forward; or

•                  (i) the Compensation Committee had knowledge of such backdating at the time, and (ii) the director seeking reelection served on the Compensation Committee at the time; or

•                  (i) the Compensation Committee did not have knowledge of such backdating at the time, and (ii) sufficient controls have not been implemented to avoid similar improper payments going forward

Capitalization

•                  Capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders

•                  Capitalization changes that exceed 100% of the issuer’s current authorized capital unless management provides an appropriate rationale for such change

Anti-Takeover Measures

•                  Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

•                  Adjournment of Meeting to Solicit Additional Votes

•                  Shareholder rights plans that do not include a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

•                  Adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”)

Executive Compensation/Equity Compensation

•                  Excessive compensation (i.e. compensation plans which are deemed by FM to be overly dilutive)

•                  Retirement bonuses for non-executive directors and auditors

•                  Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

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Routine Business Items

•                  Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

•                  Reincorporation in a location which has more stringent anti-takeover and related provisions

•                  Proposals asking the board to adopt any form of majority voting, unless the majority standard indicated is based on a majority of shares outstanding.

Other

•                  Requirements that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature

•                  Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

•                  Proposals which require inappropriate endorsements or corporate actions

•                  Proposals asking companies to adopt full tenure holding periods for their executives

III.           FM evaluates Mergers and Acquisitions on a case-by-case basis.  Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders.  However, in all cases, FM uses its discretion in order to maximize shareholder value.  FM generally votes as follows:

•                  Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•                  Against offers when we believe that  reasonable prospects exist for an enhanced bid or other bidders

•                  Against offers where, at the time of voting, the current market price of the security exceeds the bid price

•                  For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

•                  For offers made at a premium where no other higher bidder exists

Protecting Shareholder Value

We at FM agree entirely with the United States Department of Labor’s position that “where proxy voting decisions may have an effect on the economic value of the plan’s underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock” (IB 94-2). Our proxy voting policy and procedures are designed with the intent that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.  However, we use each piece of information we receive — whether from clients, consultants, the media, the issuer, ISS or other sources — as one part of our analysis in seeking to carry out our duties as a fiduciary and act in the best interest of our clients.  We are not unduly influenced by the identity of any particular source, but use all the information to form our opinion as to the best outcome for our clients.

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Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors “target” lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors.  Companies, so identified, receive an individual, systematic review by the  FM Manager of Corporate Governance and the Proxy Review Committee, as necessary.

As an active shareholder, FM’s role is to support corporate policies that serve the best interests of our clients. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company’s value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical shareholder.  We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate.  To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process —  especially the proxy voting process — as the most effective means by which to communicate our and our clients’ legitimate shareholder concerns.  Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Potential Conflicts

As discussed above under Process, from time to time, FM will review a proxy which may present a potential conflict of interest.  As a fiduciary to its clients, FM takes these potential conflicts very seriously  While FM’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by FM’s potential conflict, there are a number of courses FM may take.  Although various relationships could be deemed to give rise to a conflict of interest, we have determined that two categories of relationships present a sufficiently serious concern to warrant an alternative process:  customers of FM or its affiliates which are among the top 100 clients of FM and its affiliates based upon revenue; and the 10 largest broker-dealers used by SSgA, based upon revenue (a “Material Relationship”).

When the matter falls clearly within the polices set forth above or the guidance previously provided by FM to ISS and the proxy is to be voted in accordance with that guidance, we do not believe that such decision represents a conflict of interest and no special procedures are warranted.

In circumstances where either (i) the matter does not fall clearly within the policies set forth above or the guidance previously provided to ISS, or (ii) FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Manager of Corporate Governance will compare the name of the issuer against a list of the top 100 revenue generating clients of State Street Corporation and its affiliates and a list of the top 10 broker-dealer relationships to determine if a Material Relationship exists.  (These lists are updated quarterly.)  If the issuer’s name appears on either list and the pre-determined policy is not being followed, FM will employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. However, in certain circumstances the Proxy Review Committee may determine that the use of a third party fiduciary is not necessary or appropriate, either because the matter involved does not involve a material issue or because the issue in question affects the underlying value of the portfolio position and it is appropriate for FM, notwithstanding the potential conflict of interest, to vote the security in a manner that it determines will maximize the value to its client.  In such situations, the Proxy Committee, or if a broader discussion is warranted, the SSgA Investment Committee, shall make a decision as to the voting of the proxy.  The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM’s clients, shall be formalized in writing as a part of the minutes to the Investment Committee.

Recordkeeping

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM’s office:

1)              FM’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2)              a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

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3)              a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4)              a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

5)              a copy of each written request from a client, and response to the client, for information on how FM voted the client’s proxies.

Disclosure of Client Voting Information

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

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 Filed pursuant to Rule 485(b)

 File Nos. 33-19229; 811-5430

SSgA FUNDS

State Street Financial Center

One Lincoln Street

Boston, Massachusetts  02111-2900

1-800-997-7327

www.ssgafunds.com

STATEMENT OF ADDITIONAL INFORMATION

SSGA YIELD PLUS FUND

SSGA BOND MARKET FUND

SSGA BOND MARKET FUND – CLASS R

SSGA INTERMEDIATE FUND

SSGA HIGH YIELD BOND FUND

DECEMBER 18, 2007

This Statement of Additional Information (“Statement”) is not a Prospectus but should be read in conjunction with the Funds’ current Prospectus dated December 18, 2007. This Statement describes the SSgA Funds generally and provides additional information about the Funds listed above. To obtain, without charge, the Prospectus or the most recent Annual Report to Shareholders, which contains the Funds’ financial statements incorporated herein by reference, please call 1-800-647-7327. You may also obtain the Prospectus or Annual Report through the SSgA Funds’ website at www.ssgafunds.com.

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HISTORY	3

DESCRIPTION OF INVESTMENTS AND RISKS	3

INVESTMENT STRATEGIES	3
HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES	9
SELECTIVE DISCLOSURE OF THE SSGA FUNDS’ PORTFOLIO HOLDINGS	12
INVESTMENT RESTRICTIONS	13
TEMPORARY DEFENSIVE POSITION	15
PORTFOLIO TURNOVER	15

MANAGEMENT OF THE FUNDS	15

BOARD OF TRUSTEES AND OFFICERS	15
COMPENSATION	21
EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2006	21
CONTROLLING AND PRINCIPAL SHAREHOLDERS	23

INVESTMENT ADVISORY AND OTHER SERVICES	24

ADVISOR	24
PORTFOLIO MANAGERS	25
ADMINISTRATOR	26
CUSTODIAN	28
TRANSFER AND DIVIDEND PAYING AGENT	28
DISTRIBUTOR	29
CODE OF ETHICS	29
DISTRIBUTION PLANS AND SHAREHOLDER SERVICING ARRANGEMENTS	30
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	32
LEGAL COUNSEL	32

BROKERAGE PRACTICES AND COMMISSIONS	32

PRICING OF FUND SHARES	34

TAXES	35

CALCULATION OF PERFORMANCE DATA	36

ADDITIONAL INFORMATION	38

SHAREHOLDER MEETINGS	38
CAPITALIZATION AND VOTING	38
FEDERAL LAW AFFECTING STATE STREET	39
PROXY VOTING POLICY	39
MASSACHUSETTS BUSINESS TRUST	39

FINANCIAL STATEMENTS	40

DESCRIPTION OF SECURITIES RATINGS	40

PROXY VOTING POLICY	43

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HISTORY

The SSgA Funds is a single legal entity organized on October 3, 1987 as a Massachusetts business trust, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

DESCRIPTION OF INVESTMENTS AND RISKS

The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The SSgA Funds operates distinct investment portfolios referred to individually as a “Fund” or collectively as the “Funds”. SSgA Funds offers shares of beneficial interest in the Funds as described in the applicable Prospectuses. Other than the SSgA Tuckerman Active REIT Fund and the SSgA Concentrated Growth Opportunities Funds, each of the Funds is diversified as provided by the 1940 Act. Under the 1940 Act, a diversified company is defined as a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities of any single issuer limited to 5% or less of each of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer. Capitalized terms used in this Statement and not otherwise defined have the meanings assigned to them in the Prospectus.

INVESTMENT STRATEGIES

To the extent consistent with each Fund’s investment objective and restrictions, the Funds covered by this Statement may invest in the following instruments and utilize the following investment techniques (unless otherwise noted):

Industry Concentration for Certain Fixed Income Securities. For purposes of determining whether the issuer of a security held by a Fund is part of a particular industry, the Funds' adviser uses industry classifications identified in the Lehman Brothers Index system for securities other than asset-backed securities (“ABS”).  To the extent a Fund invests in ABS, the adviser determines an industry concentration based on a variety of factors, which might in any case include an analysis of the nature and structure of the issuer, the type of underlying collateral, and the nature of the Fund's interest. Certain securities backed by U.S. residential mortgage-backed securities (“RMBS”) are classified by the adviser on the basis of the FICO (Fair Isaac & Co.) scores associated with the mortgage pool to which they relate.  The following classifications are currently used :  mortgage pools with FICO scores of 700 and above are classified as RMBS – Prime; mortgage pools with FICO scores between 625 and 699 are classified as RMBS – Midprime; mortgage pools with FICO scores of 624 and below are classified as RMBS- Subprime.

Funding Agreements. The Yield Plus Fund may invest in Funding Agreements, which are  privately placed, unregistered obligations negotiated with a purchaser.

Asset-Backed Securities. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower’s other securities. The degree of credit-enhancement varies, applying only until exhausted and generally covering only a fraction of the security’s par value.

The value of asset-backed securities is affected by changes in the market’s perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a Fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Except with respect to the Yield Plus Fund, use of asset-backed securities will represent less than 5% of a Fund’s total assets by issuer.

Mortgage-Related Securities. Mortgage pass-through certificates are issued by governmental, government-related and private organizations and are backed by pools of mortgage loans. These mortgage loans are made by savings and loan associations, mortgage bankers, commercial banks and other lenders to home buyers throughout the United States. The securities are “pass-through” securities because they provide investors with monthly payments of principal and interest that, in effect, are a “pass-through” of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor

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of the pass-through certificates. The principal governmental issuer of such securities is the Government National Mortgage Association (“GNMA”), which is a wholly-owned US Government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation (“FHLMC”), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association (“FNMA”), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

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GNMA Mortgage Pass-Through Certificates (“Ginnie Maes”). Ginnie Maes represent an undivided interest in a pool of mortgage loans that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the loan pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying loans, Ginnie Maes are of the “modified pass-through” mortgage certificate type. GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgage loans. The GNMA guaranty is backed by the full faith and credit of the United States, and GNMA has unlimited authority to borrow funds from the US Treasury to make payments under the guaranty. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market by securities dealers and a variety of investors.

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FHLMC Mortgage Participation Certificates (“Freddie Macs”). Freddie Macs represent interests in groups of specified first lien residential conventional mortgage loans underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying loan, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market by FHLMC, securities dealers and a variety of investors.

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FNMA Guaranteed Mortgage Pass-Through Certificates (“Fannie Maes”). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one-family to four-family residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the loans in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated loans. The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates’ coupon rates and the payment history of the underlying borrowers.

Although the mortgage loans in a pool underlying a mortgage pass-through certificate will have maturities of up to 30 years, the average life of a mortgage pass-through certificate will be substantially less because the loans will be subject to normal principal amortization and also may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest mortgage rates tends to increase, thereby shortening the actual average life of the mortgage pass-through certificate. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage pass-through certificate. Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage pass-through certificates with underlying loans bearing interest rates in excess of the market rate can be less effective than typical noncallable bonds with similar maturities at “locking in” yields during periods of declining interest rates, although they may have comparable risks of declining in value during periods of rising interest rates.

US Government Obligations. The types of US Government obligations in which each Fund may at times invest include:  (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and (2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following:  (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of

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agencies and instrumentalities are:  Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export—Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. Each Fund may purchase US Government obligations on a forward commitment basis.

Repurchase Agreements. A Fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a Fund and agree to repurchase the securities at the Fund’s cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the Fund receives securities as collateral. Under a repurchase agreement, a Fund purchases securities from a financial institution that agrees to repurchase the securities at the original purchase price plus interest within a specified time. The securities purchased by each Fund have a total value in excess of the purchase price paid by the Fund and are held by the Custodian or another Board-approved custodian bank until repurchased. Repurchase agreements assist the Fund in being invested fully while retaining “overnight” flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a Fund’s shareholders.

Reverse Repurchase Agreements. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. A Fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a Fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities’ market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a Fund’s portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the Fund’s records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the Fund.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Illiquid Securities. A Fund may not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests; floating and variable rate demand obligations; and tender option bonds as to which the Fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The Advisor will monitor the liquidity of such restricted securities under the supervision of the Board of Trustees. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

Forward Commitments. A forward commitment is a contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with a Fund’s ability to manage its investment portfolio and meet redemption requests. A Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records at the trade date and maintained until the

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transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

(Forward Commitments not applicable to the High Yield Bond Fund.)

When-Issued Transactions. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

A Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the Fund’s records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Fund’s records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund. No Fund will invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the Fund are subject to changes in market value based upon the public’s perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates — i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a Fund remains substantially fully invested at the same time that it has purchased securities on a “when-issued” basis, there will be a greater possibility of fluctuation in a Fund’s net asset value.

When payment for when-issued securities is due, a Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund’s payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

Stripped (Zero Coupon) Securities. Stripped securities are zero coupon bonds, notes and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. A number of securities firms and banks have stripped the interest coupons and resold them in custodian receipt programs with different names such as Treasury Income Growth Receipts (“TIGRS”) and Certificates of Accrual on Treasuries (“CATS”). Privately-issued stripped securities such as TIGRS and CATS are not themselves guaranteed by the US Government, but the future payment of principal or interest on US Treasury obligations which they represent is so guaranteed. No Fund may invest more than 25% of its assets in stripped securities that have been stripped by their holder, typically a custodian bank or investment brokerage firm.

Because a stripped security does not pay current income or interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value. The price of a stripped security is more volatile in response to interest rate changes than debt obligations of comparable maturities that make regular distributions of interest. Taxable income from stripped securities is accrued by a Fund without receiving regular interest payments in cash. As a result, a Fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund. Investing in these securities might also force the Fund to sell portfolio securities to maintain portfolio liquidity.

Eurodollar Certificates of Deposit (ECDs),  Eurodollar Time Deposits (ETDs) and Yankee Certificates of Deposit (YCDs). ECDs are US dollar denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are US dollar denominated deposits in foreign banks or foreign branches of US banks. YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks.

Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.

Purchase of Other Investment Company Funds. A Fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which a Fund may invest in another investment company may be limited. With respect to investments in other

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mutual funds, the SEC has granted the SSgA Funds an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds a Fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with a “fund of funds,” including unnecessary costs (such as sales loads, advisory fees that may be borne by a Fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when a Fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

Applicable to Yield Plus Fund only:

Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations. Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. There is no active secondary market with respect to a particular variable rate instrument.

Applicable to High Yield Bond Fund only:

Lehman Brothers High Yield Bond Index. The High Yield Bond Fund will measure its performance against the Lehman Brothers High Yield Bond Index (the “Index”). The Index includes fixed rate, public nonconvertible, noninvestment-grade issuers registered with the SEC that are rated Ba1 or lower by Moody’s Investors Service (“Moody’s”). If a Moody’s rating is unavailable, the bonds must be rated BB+ or lower by Standard & Poor’s Rating Group (“S&P”), or by Fitch’s Investors Service if an S&P rating is unavailable. A small number of unrated bonds is included in the Index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly.

High Risk, High Yield Bonds. The Fund will invest in high risk, high yield bonds. Securities rated below BBB by S&P or Baa by Moody’s involve greater risks, including credit and liquidity risk, than securities in higher rating categories.

Bonds rated below BBB by S&P (BB, B, CCC, CC, C and D) are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the securities are vulnerable to non-payment and represents the lowest degree of speculation within the non-investment grade universe; and D indicates the bonds have failed to pay interest or principal and represents the highest degree of speculation. Please see “Risk Factors – Lower Rated Debt Securities” in this Statement.

Convertible Securities. The Funds may hold convertible securities of foreign or domestic issuers if delivered to the Funds in connection with debt securities held by the Funds. A convertible security is a fixed-income security which may be converted into the issuer’s common or preferred stock at a stated price within a specified period of time. Convertible securities are senior to common stocks in a corporation’s capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security’s underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

Special Situations and Illiquid Securities. Carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities, and other similar vehicles (collectively, “special situations”) could enhance the Fund’s capital appreciation potential. These investments are generally illiquid. The Fund currently does not intend to invest more than 5% of net assets in all types of illiquid securities or securities that are not readily marketable, including special situations. In no case will the Fund invest more than 15% of its net assets in illiquid securities. Due to foreign ownership restrictions, the Fund may invest periodically in illiquid securities which are or become illiquid due to restrictions on foreign ownership imposed by foreign governments. Said securities may be more difficult to price and trade. The absence of a regular trading market for illiquid securities imposes additional risks on investment in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

Applicable to Intermediate, Bond and High Yield Bond Funds only:

Forward Currency Transactions. The Funds’ participation in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to a Fund’s specific receivables or payables generally arising in connection with the purchase or sale of its portfolio securities. The purpose of transaction hedging is to “lock in” the US dollar equivalent price of such specific securities. Position hedging is the sale of

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foreign currency with respect to portfolio security positions denominated or quoted in that currency. A Fund will not speculate in foreign currency exchange transactions. Transaction and position hedging will not be limited to an overall percentage of a Fund’s assets, but will be employed as necessary to correspond to particular transactions or positions. A Fund may not hedge its currency positions to an extent greater than the aggregate market value (at the time of entering into the forward contract) of the securities held in its portfolio denominated, quoted in, or currently convertible into that particular currency. When a Fund engages in forward currency transactions, certain asset segregation requirements must be satisfied to ensure that the use of foreign currency transactions is unleveraged. When a Fund takes a long position in a forward currency contract, it must maintain a segregated account containing liquid assets equal to the purchase price of the contract, less any margin or deposit. When a Fund takes a short position in a forward currency contract, it must maintain a segregated account containing liquid assets in an amount equal to the market value of the currency underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when a Fund “covers” a forward currency position generally by entering into an offsetting position. The transaction costs to a Fund of engaging in forward currency transactions vary with factors such as the currency involved, the length of the contract period and prevailing currency market conditions. Because currency transactions are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities being hedged, but it does establish a rate of exchange that can be achieved in the future. Thus, although forward currency contracts used for transaction or position hedging purposes may limit the risk of loss due to an increase in the value of the hedged currency, at the same time they limit potential gain that might result were the contracts not entered into. Further, the Advisor may be incorrect in its expectations as to currency fluctuations, and a Fund may incur losses in connection with its currency transactions that it would not otherwise incur. If a price movement in a particular currency is generally anticipated, a Fund may not be able to contract to sell or purchase that currency at an advantageous price. At or before the maturity of a forward sale contract, a Fund may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which it will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If a Fund retains the portfolio security and engages in an offsetting transaction, a Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between a Fund’s entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, a Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to sell is less than the price of the currency it has agreed to purchase in the offsetting contract. The foregoing principles generally apply also to forward purchase contracts.

Lower Rated Debt Securities. The Bond Market, Intermediate and High Yield Bond Funds may invest in lower rated debt securities. On the whole, issuers of non-investment grade debt have higher financial leverage and are smaller, as measured by total revenues and total market value, than issuers of investment grade debt. This higher leverage and smaller issuer size makes lower rated debt securities more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities may be less sensitive to interest rate changes than investment grade securities, but more sensitive to economic downturns, individual corporate developments, and price fluctuations. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a sharper decline in the prices of low rated debt securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a Fund may incur additional expenses to seek financial recovery.

In addition, the markets in which low rated debt securities are traded are more limited than those for higher rated securities. The existence of limited markets for particular securities may diminish the Fund’s ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Fund’s shares.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated securities may be more complex than for issuers of other investment grade securities, and the ability of the Fund to achieve its investment objectives may be more dependent on credit analysis than would be the case if the Fund was investing only in investment grade securities.

The Advisor may use ratings to assist in investment decisions. Ratings of debt securities represent a rating agency’s opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than a rating indicates. Please see “Description of Securities Ratings.”

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Applicable to Intermediate Fund only:

The Lehman Brothers Intermediate Government/Credit Bond Index (“LBIGC Index”). The Intermediate Fund will measure its performance against, and also intends to maintain an average maturity and duration similar to that of, the LBIGC Index. The LBIGC Index is a subset of the Lehman Brothers Government/Credit Bond Index and it comprises all securities that appear in this Index limited to those with maturities ranging from one to ten years only. The LBIGC Index includes the Government and Corporate Bond Indices. The LBIGC Index includes fixed rate debt issues rated investment-grade or higher by Moody’s, S&P or Fitch, in that order. All issues in the Index have at least one year to maturity and an outstanding par value of at least $150 million.

Applicable to Intermediate and Bond Funds only:

Mortgage-Backed Security Rolls. A Fund may participate in “forward roll” transactions with respect to mortgage-backed securities it holds. In a forward roll transaction, a Fund will sell a mortgage security to a bank or other permitted entity and simultaneously agree to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Risks of mortgage-backed security rolls include:  (1) the risk of prepayment prior to maturity; (2) the possibility that the Fund may not be entitled to receive interest and principal payments on the securities sold and that the proceeds of the sale may have to be invested in money market instruments (typically repurchase agreements) maturing not later than the expiration of the roll; and (3) the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to purchase the securities. Upon entering into a mortgage-backed security roll, the participating Fund will place cash, US Government securities or other high-grade debt securities in a segregated account with Custodian in an amount equal to its obligation under the roll.

Applicable to Bond Market Fund only:

Lehman Brothers Aggregate Bond Index. The Funds will measure its performance against The Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is made up of the Government/Corporate Bond Index, the Mortgage-Backed Securities Index and the Asset-Backed Index. The Government/Corporate Bond Index includes the Government and Corporate Bond Indices. The Index includes all public obligations of the US Treasury (excluding foreign-targeted issues); all publicly issued debt of US Government agencies and quasi-federal corporations; corporate debt guaranteed by the US Government; and all publicly issued, fixed rate, nonconvertible, investment grade, dollar denominated, SEC registered corporate and non-corporate debt. Corporate sectors include, but are not limited to, industrial, finance, and utility. Non-corporate sectors include, but are not limited to, sovereign, supranational, foreign agency, and foreign local government sovereign debt; and debt issued or guaranteed by foreign sovereign governments, municipalities or governmental agencies or international agencies.

The mortgage component of the Lehman Brothers Aggregate Bond Index includes 15- and 30-year fixed rate securities backed by mortgage pools of GNMA, FHLMC, and FNMA. Balloons are included in the index. The Asset-Backed Index is composed of credit card, auto and home equity loans (pass-throughs, bullets and controlled amortization structures). All securities have an average life of at least one year.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The Funds described in this Statement may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures. The Funds have authority to write (sell) covered call and put options on portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures and may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because a Fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of a Fund will not subject it to the risks frequently associated with the speculative use of options and futures transactions. The Funds may also choose to use futures to generate exposure to certain markets more efficiently than through the use of cash bonds. Although the use of hedging strategies by a Fund is intended to reduce the volatility of the net asset value of the Fund’s shares, the net asset value will nevertheless fluctuate. There can be no assurance that the hedging transactions will be effective.

Interest Rate and Financial Futures Options. The Funds may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash

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equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each Fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

A Fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A Fund will enter into a futures contract only if the contract is “covered” or if the Funds at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A Fund will write a call or put option on a futures contract only if the option is “covered.”

Restrictions on the Use of Futures Transactions. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as “initial margin” and represents a “good faith” deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as “marking to market.”  At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Risk Factors in Options, Futures and Forward Transactions. The use of options and futures transactions to hedge a Fund’s portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, a Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on the Advisor’s ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, a Fund may purchase or sell index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the index options or futures contracts. Conversely, a Fund may purchase or sell fewer index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which a Fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments’ current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The Funds intend to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes a Fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively hedge its portfolio. There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on

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the same or different exchanges or are held or written in one or more accounts or through one or more brokers). “Trading limits” are imposed on the maximum number of contracts which any person may trade on a particular trading day.

Writing Covered Call Options. The Funds are authorized to write (sell) covered call options on the securities in which they may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a Fund to sell or deliver the option’s underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the Fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction.

Writing Covered Put Options. The Funds are authorized to write (sell) covered put options on their portfolio securities and to enter into closing transactions with respect to such options.

When a Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The Funds may write put options as an alternative to purchasing actual securities. If security prices rise, a Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the Fund would expect to suffer a loss. This loss should be less than the loss the Fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Purchasing Put Options. The Funds are authorized to purchase put options to hedge against a decline in the market value of their portfolio securities. By buying a put option a Fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the Funds’ risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the Fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Funds will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by a Fund would exceed 5% of the market value of its total assets.

Purchasing Call Options. The Funds are also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price (call options on futures contracts are settled by purchasing the underlying futures contract). A Fund will purchase call options only in connection with “closing purchase transactions.” The Funds will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by a Fund would exceed 5% of the market value of its total assets.

Restrictions on OTC Options. The SSgA Funds described in this Statement may engage in OTC options (including OTC foreign security and currency options and options on foreign security and currency futures if permitted by its investment mandate), only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The Fund will acquire only those OTC options for which the Advisor believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Funds have adopted an operating policy pursuant to which they will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of:  (1) the market value of outstanding OTC options held by a Fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by a Fund; (3) margin deposits on a Fund’s existing OTC options on futures contracts; and (4) the market value of all other assets of a Fund that are illiquid or are not otherwise readily marketable, would exceed 15% of its net assets, taken at market value. However, if an

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OTC option is sold by a Fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and a Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (current market value of the underlying security minus the option’s strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is “in-the-money.”

Asset Coverage for Futures and Options Positions. The Funds described in this Statement will not use leverage in their options and futures strategies. Such investments will be made for hedging purposes only. A Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. A Fund will not enter into an option or futures position that exposes it to an obligation to another party unless it owns either:  (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The Funds will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The Funds’ Custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a Fund’s assets could impede portfolio management or the Fund’s ability to meeting redemption requests or other current obligations.

SELECTIVE DISCLOSURE OF THE SSGA FUNDS’ PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies (“Disclosure Policies”) that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Funds will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds’ fiscal quarter on their website at www.ssgafunds.com. Quarterly reports will remain on the site until the next quarter’s quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds’ portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

a)

The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds’ officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

b)

The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds’ service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds’ Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds’ officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds’ Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

c)

The Disclosure Policies permit disclosure to numerous mutual Fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds’ Custodian or Fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public

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disclosure of this information, the Disclosure Policies require that the service or department enter into a written obligation of confidentiality, approved by a Fund officer. No compensation or other consideration is paid as a part of any such arrangement.

d)

The Disclosure Policies permit the Advisor’s trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds’ Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

e)	The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a Fund may indicate that he owns XYZ company for the Fund only if the Fund’s ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds’ Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds’ Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Fund officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds’ Administrator, Advisor, Sub-Advisor and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

Each Fund is subject to certain investment restrictions, which are considered either fundamental or nonfundamental. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. A fundamental restriction may only be changed by a vote of a “majority of the outstanding voting securities” of the Funds. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. Unless otherwise noted, these restrictions apply on a Fund-by-Fund basis at the time an investment is made. Except as specifically noted below:

1.     A Fund will not invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. (Fundamental restriction applicable to each Fund.)

2.     A Fund will not borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund’s assets taken at market value, less liabilities other than borrowings. If at any time the Fund’s borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The Funds will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets. (Fundamental restriction applicable to each Fund.)

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3.     A Fund will not pledge, mortgage or hypothecate its assets. However, the Funds may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the Fund’s total assets to secure borrowings permitted by paragraph (2) above. (Fundamental restriction applicable to each Fund.)

4.     A Fund will not with respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s assets and to not more than 10% of the outstanding voting securities of such issuer. (Fundamental restriction applicable to each Fund.)

5.     A Fund will not make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. The Funds may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Fund’s total assets. (Fundamental restriction applicable to each Fund.) With respect to the Intermediate Fund, portfolio securities may be loaned if collateral values are continuously maintained at no less than 100% by “marking to market” daily.

6.     A Fund will not purchase or sell commodities or commodity futures contracts except that the Funds may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the Funds intends to buy and which relate to securities in which the Funds may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts. (Fundamental restriction applicable to each Fund.)

7.     A Fund will not purchase or sell real estate or real estate mortgage loans; provided, however, the Funds may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein. (Fundamental restriction applicable to each Fund.)

8.     A Fund will not engage in the business of underwriting securities issued by others, except that the Funds will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition. (Fundamental restriction applicable to each Fund.)

9.     A Fund will not issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act. (Fundamental restriction applicable to each Fund.)

10.   A Fund will not purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the Fund’s aggregate investment in such securities would exceed 5% of the Fund’s total assets. (Fundamental with respect to Yield Plus and Intermediate Funds.)

11.   A Fund will not make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The Funds may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options. (Fundamental with respect to Yield Plus and Intermediate Funds.)

12.   A Fund will not purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the Funds, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder. (Nonfundamental with respect to Yield Plus and Intermediate Funds.)

13.   A Fund will not invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund’s shareholders, except that the Funds may invest in such securities to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the Funds. (Nonfundamental with respect to each Fund.)

14.   A Fund will not invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days’ duration. (Nonfundamental with respect to each Fund.)

15.   A Fund will not make investments for the purpose of gaining control of an issuer’s management. (Nonfundamental with respect to Yield Plus, Bond Market and Intermediate Funds only.)

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and

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notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the Funds may invest temporarily in short term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers’ acceptances and time deposits. These short term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. When using this strategy, the weighted average maturity of securities held by the Funds will decline, which will possibly cause its yield to decline as well. This strategy may be inconsistent with the Funds’ principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the Funds not achieving their investment objectives.

PORTFOLIO TURNOVER

Generally, securities are purchased for the Funds for investment income and/or capital appreciation and not for short-term trading profits. Except as otherwise stated in a Fund’s Prospectus or this Statement, the Advisor’s sell discipline for each Fund’s investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the Funds may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by a Fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will:  (1) increase transaction expenses which will adversely affect a Fund’s performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder’s net return from holding an interest in a Fund.

Portfolio Turnover Rate. The following table shows each Fund’s portfolio turnover rate during the fiscal years ended August 31:

Fund	2007	2006	2005
Yield Plus	58.88%	67.82%	25.42%
Bond Market	367.52%	487.24%	356.99%
Intermediate	511.00%	549.63%	440.09%
High Yield Bond	94.94%	167.28%	136.97%

MANAGEMENT OF THE FUNDS

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of the Funds and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called “Investment Advisory and Other Services.”). The Trustees hold office for the life of the SSgA Funds. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of SSgA Funds shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the

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Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The Trustees who are not “interested persons” of the SSgA Funds (the “Independent Trustees”) shall be eligible to serve as Chairman of the Board for a two-year term on a rotating basis. The officers, all of whom are elected annually by the Board of Trustees and employed by either the Administrator or the Advisor or their affiliates, are responsible for the day-to-day management and administration of the SSgA Funds’ operations. For the fiscal year ended August 31, 2007 the Board of Trustees held seven meetings (including one meeting of the Independent Trustees).

Committees of the Board of Trustees. There are four standing committees of the Board of Trustees:

•      The Audit Committee’s primary functions are to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors’ specific representations as to their independence; meet with the Funds’ independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds’ financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors’ comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in Fund operations; (viii) pre-approve Fund audit services and associated fees; (ix) pre-approve non-audit services provided to the Fund and to the Funds’ Advisor or service affiliates (entities that are affiliated with the Funds’ investment advisor and provide ongoing services to the Funds) where the services have a direct impact on the operations of financial reporting of the Fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the Funds’ independent auditor regarding their audit; (xi) receive and consider reports from Fund management of any significant deficiencies in the design or operation of the Funds’ internal controls; (xii)  report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the SSgA Funds’ By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate. The Audit Committee consists of all of the Independent Trustees. For the fiscal year ended August 31, 2007 the Audit Committee held four meetings.

•      The Valuation Committee’s primary purpose is to make fair value determinations as set forth in the SSgA Funds’ Securities Valuation Procedures. The SSgA Funds have established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (“State Street”) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting. The Valuation Committee consists of all of the Independent Trustees and held no meetings during the fiscal year ended August 31, 2007

•      The primary function of the Governance Committee and the Nominating Sub-Committee is to review and evaluate the composition and performance of the Board and make nominations for membership on all Board committees and review the responsibilities of each committee; and to review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees. The Nominating Committee will not consider nominees recommended by securities holders. The Governance Committee consists of all of the Independent Trustees. For the fiscal year ended August 31, 2007 the Governance Committee met twice.

•      The primary functions of the Qualified Legal and Compliance Committee (the “QLCC”) are to receive quarterly reports from the SSgA Funds’ Chief Compliance Officer; to oversee generally the SSgA Funds’ responses to regulatory inquiries; and to investigate matters referred to it by the Chief Legal Officer and make recommendations to the Board regarding the implementation of an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the SSgA Funds, its officers or the Trustees. The Qualified Legal and Compliance Committee consists of all of the Independent Trustees. During the fiscal year ended August 31, 2007, the QLCC met five times.

The following lists the SSgA Funds’ Trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the Trustees, other directorships held during the past five years.

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Interested Trustee

Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office	Principal Occupation(s) During Past 5 Years; Other Directorships Held	Number of Portfolios in Fund Complex Overseen by Trustee

Peter G. Leahy State Street Financial Center One Lincoln Street Boston, MA 02111- 2900 Age 47	• Trustee since 2005 • Interested Person of the SSgA Funds (as defined in the 1940 Act) • Term: Until successor is elected and qualified	• 2004 to Present, Executive Vice President, State Street Corporation; and September 2006 to Present, Chief Product Officer (1991-2004, Senior Vice President), State Street Global Advisors; and • Director, State Street Global Markets LLC.	27

Independent Trustees

Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office	Principal Occupation(s) During Past 5 Years; Other Directorships Held	Number of Portfolios in Fund Complex Overseen by Trustee

Lynn L. Anderson 909 A Street Tacoma, WA 98402 Age 68	• Chairman of the Board since 1988 • Independent Chairman since January 2006 • Member (ex officio), Audit Committee • Member (ex officio), Governance Committee • Member (ex officio), Valuation Committee • Member (ex officio), QLCC • Term: Until successor is elected and qualified	• Director, Russell Trust Company; and • Until December 2005, Vice Chairman, Frank Russell Company (institutional financial consultant) (Retired); and Chairman of the Board, Russell Investment Company and Russell Investment Funds (registered investment companies) (Retired).	27

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William L. Marshall 909 A Street Tacoma, WA 98402 Age 65	• Trustee since 1988 • Chairman, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Member, QLCC • Term: Until successor is elected and qualified	• Chief Executive Officer and President, Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment advisor and provider of financial and related consulting services); • Certified Financial Planner and Member, Financial Planners Association; and • Registered Representative and Principal for Securities with Cambridge Investment Research, Inc., Fairfield, Iowa.	27

Steven J. Mastrovich 909 A Street Tacoma, WA 98402 Age 51	• Trustee since 1988 • Member, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Member, QLCC • Term: Until successor is elected and qualified	• Global Head of Structured Real Estate and Business Development, J.P. Morgan Investment Management (private real estate investment for clients primarily outside of the US to locate private real estate investments within the US).	27

Patrick J. Riley 909 A Street Tacoma, WA 98402 Age 59	• Trustee since 1988 • Member, Audit Committee • Chairman, Governance Committee • Member, Valuation Committee • Member, QLCC • Term: Until successor is elected and qualified	• 2003 to Present, Associate Justice, Commonwealth of Massachusetts Superior Court; • 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); and • Director, SSgA Cash Management Fund plc; and State Street Global Advisors Ireland, Ltd. (investment companies).	27

Richard D. Shirk 909 A Street Tacoma, WA 98402 Age 62	• Trustee since 1988 • Member, Audit Committee • Member, Governance Committee	• March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); • Board Member, Healthcare Georgia Foundation (private foundation); and	27

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	• Member, Valuation Committee • Member, QLCC • Audit Committee Financial Expert • Term: Until successor is elected and qualified	• September 2002 to Present, Board Member, Amerigroup Corp. (managed health care).

Bruce D. Taber 909 A Street Tacoma, WA 98402 Age 64	• Trustee since 1991 • Member, Audit Committee • Member, Governance Committee • Chairman, Valuation Committee • Member, QLCC	• Consultant, Computer Simulation, General Electric Industrial Control Systems (diversified technology and services company); and • Director, SSgA Cash Management Fund plc; and State Street Global Advisors Ireland, Ltd. (investment companies).	27

Henry W. Todd 909 A Street Tacoma, WA 98402 Age 60	• Trustee since 1988 • Alternate Chairman, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Chairman, QLCC • Audit Committee Financial Expert • Term: Until successor is elected and qualified	• Chairman, President and CEO, A.M. Todd Group, Inc. (flavorings manufacturer); and • Director, SSgA Cash Management Fund plc; and State Street Global Advisors Ireland, Ltd. (investment companies).	27

Principal Officers

Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office	Principal Occupation(s) During Past Five Years

James E. Ross	• President and	• 2005 to Present, President (2001 to 2005, Principal), SSgA Funds

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State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 42	Chief Executive Officer from January 2006 to Present • Principal Executive Officer since 2005 • Term: Until successor is elected by Trustees

Management, Inc. (investment advisor);

•      March 2006 to Present, Senior Managing Director (2000 to 2006, Principal), State Street Global Advisors; and

•      President, Principal Executive Officer and Trustee, SPDR Series Trust and SPDR Index Shares Funds; Trustee, Select Sector SPDR Trust; President, Principal Executive Officer and Trustee, State Street Master Funds and State Street Institutional Investment Trust (registered investment companies).

Ellen M. Needham State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 40	• Vice President since May 2006 • Term: Until successor is elected by Trustees

•      Principal, SSgA Funds Management, Inc. (investment advisor); and

•      July 2007 to Present, Managing Director (June 2006 to July 2007, Vice President; 2000 to June 2006, Principal), State Street Global Advisors.

Julie B. Piatelli State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 40	• Chief Compliance Officer since August 2007 • Term: Until successor is elected by Trustees	• 2004 to Present, Principal and Senior Compliance Officer, SSgA Funds Management, Inc.; Vice President, State Street Global Advisors; and • 1999 to 2004, Senior Manager, PricewaterhouseCoopers LLC.

Mark E. Swanson 909 A Street Tacoma, WA 98402 Age 43	• Treasurer and Principal Accounting Officer since 2000 • Term: Until successor is elected by Trustees

•      Director – Fund Administration, Russell Investment Management Company and Russell Trust Company;

•      Treasurer and Chief Accounting Officer, Russell Investment Company and Russell Investment Funds; and

•      Director, Russell Fund Distributors, Inc., Russell Investment Management Company, and Russell Fund Services Company.

Deedra S. Walkey 909 A Street Tacoma, WA 98402 Age 43	• Chief Legal Officer since 2005 • Term: Until successor is elected by Trustees

•      Secretary and Chief Legal Officer, Frank Russell Company, Russell Insurance Agency Inc., Russell Investments Delaware Inc. (general partner of limited partnerships), Russell International Services Company Inc. (expatriate employee services), Russell Real Estate Advisors Inc., Russell Institutional Services Inc., and Russell Corporate Ventures Inc.; Chief Legal Officer, Russell Trust Company.

Gregory J. Lyons 909 A Street Tacoma, WA 98402 Age 47	• Secretary since 2007 • Term: Until successor is elected by Trustees

•      Associate General Counsel and Assistant Secretary, Frank Russell Company, Russell Insurance Agency, Inc.;

•      Director and Secretary, Russell Investment Management Company, Russell Fund Distributors, Inc., and Russell Fund Services Company; and

•      Secretary and Chief Legal Counsel, Russell Investment Company and Russell Investment Funds

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COMPENSATION

Independent Trustees are paid each calendar year an annual base retainer fee of $60,000. The SSgA Funds’ Chairman receives an additional annual retainer of $30,000. In addition to the foregoing retainer fees, the Independent Trustees receive an annual retainer for committee membership as follows: $6,000 (Audit Committee); $4,000 (Governance and Nominating Committee); $7,000 (Valuation Committee); and $4,000 (Legal and Compliance Committee). The Independent Trustees are paid a per-meeting fee for attendance of $6,000 (regular Board of Trustees meetings); $2,500 (Independent Trustees meetings); $4,000 (Audit Committee meetings), $2,500 (Governance and Nominating Committee meetings), $2,500 (Legal and Compliance Committee meetings called for purposes other than receiving reports from the Funds’ Chief Compliance Officer), $750 (telephonic meetings under thirty minutes), and $1,500 (telephonic meetings over thirty minutes). The Chairman of each Committee receives an additional annual fee as follows:  $10,000 (Audit Committee); and $5,000 (Governance and Nominating Committees, Legal and Compliance Committee, and Valuation Committee). The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance. As of the date of this Statement, the Trustees were not paid pension or retirement benefits as part of SSgA Funds’ expenses. However, the SSgA Funds have, pursuant to an exemptive order from the SEC, implemented an optional deferred compensation plan by which the Independent Trustees may defer receipt of compensation and receive a return on the deferred amount determined with reference to the performance of shares of specified SSgA Funds. The SSgA Funds’ officers are compensated by either the Administrator or the Advisor or their affiliates.

Trustee Compensation Table
For The Fiscal Year Ended August 31, 2007

	Aggregate Compensation From SSgA Funds	Pension Or Retirement Benefits Accrued As Part Of SSgA Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Funds And Fund Complex Paid To Trustees
Interested Trustee
Peter G. Leahy	$0	$0	$0	$0
Independent Trustees
Lynn L. Anderson, Chairman of the Board	$160,226	$0	$0	$160,226
William L. Marshall	$161,442	$0	$0	$161,442
Steven J. Mastrovich	$147,662	$0	$0	$147,662
Patrick J. Riley*	$152,782	$0	$0	$152,782
Richard D. Shirk	$148,111	$0	$0	$148,111
Bruce D. Taber	$154,155	$0	$0	$154,155
Henry W. Todd	$155,381	$0	$0	$155,381

*                 The total amount of deferred compensation payable to Patrick J. Riley was $152,782 for the fiscal year ended August 31, 2007.

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EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2006

Trustee	Dollar Range Of Equity Securities In Each Fund		Aggregate Dollar Range Of Equity Securities In All Registered Investment Companies Overseen By Trustees In Family of Investment Companies
Lynn L. Anderson	Disciplined Equity Fund	$10,001-$50,000	$50,001-$100,000
	Small Cap Fund	$10,001-$50,000

Peter G. Leahy	Emerging Markets Fund	Over $100,000	Over $100,000

William L. Marshall	Core Opportunities Fund	$10,001-$50,000	Over $100,000
	Disciplined Equity Fund	$10,001-$50,000
	Aggressive Equity Fund	$10,001-$50,000
	Emerging Markets Fund	$10,001-$50,000

Steven J. Mastrovich	None	$0	$0

Patrick J. Riley	Aggressive Equity Fund	$10,001-$50,000	Over $100,000
	International Stock Selection Fund	$50,001-$100,000
	Emerging Markets Fund	$50,001-$100,000
	Core Opportunities Fund	Over $100,000
	Small Cap Fund	Over $100,000
	Disciplined Equity Fund	Over $100,000

Richard D. Shirk	Core Opportunities Fund	$10,001-$50,000	Over $100,000
	Small Cap Fund	$10,001-$50,000
	Emerging Markets Fund	$10,001-$50,000
	High Yield Bond Fund	$50,001-$100,000
	Tax Free Money Market Fund	$10,001-$50,000
	US Government Money Market Fund	$10,001-$50,000

Bruce D. Taber	Bond Market Fund	$10,001-$50,000	Over $100,000
	Disciplined Equity Fund	$10,001-$50,000
	Small Cap Fund	$10,001-$50,000
	Emerging Markets Fund	$10,001-$50,000
	Life Solutions Income and Growth Fund	$10,001-$50,000

Henry W. Todd	None	$0	$0

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CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street may from time to time have discretionary authority over accounts which invest in shares of the SSgA Funds. These accounts include accounts maintained for securities lending clients and accounts which permit the use of the Funds as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2007, State Street held of record less than 25% of the issued and outstanding shares of the SSgA Funds (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Funds. Consequently, State Street is not deemed to be a controlling person for purposes of the 1940 Act.

The Trustees and officers of Funds, as a group, own less than 1% of SSgA Funds’ voting securities.

As of November 30, 2007, the following shareholders owned of record 5% or more of the issued and outstanding shares of each Fund described in this Statement. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

Yield Plus

•      Citistreet Retirement Services, Citistreet Core Accounts, State Street Bank & Trust, 1 Heritage Dr, Quincy, MA  02171-2105—21.01%

•      Hunter & Co, FBO Anthem Insurance Co Dtd, 6/26/97, P.O. Box 5496, Boston, MA  02206-5496—19.46%

•      Charles Schwab & Co Inc, Special Cust A/C FBO Our Customers, Mutual Funds, 101 Montgomery Street, San Francisco, CA  94104-4151—13.43%

•      RI Community Foundation, 200 Newport Avenue Ext # 75, Quincy, MA  02171-2102—8.56%

•      American Water System, Veba Medical, 661, 1025 Laurel Oak Road, Voorhees, NJ  08043-3506—6.43%

•      Patterson & Co, FBO Methodist Hospital 401k Plan, 1525 West Wt Harris Blvd, Charlotte, NC  28288-0001—5.81%

Bond Market

•      Charles Schwab & Co Inc, Special Cust A/C FBO Our Customers, Mutual Funds, 101 Montgomery Street, San Francisco, CA  94104-4151—47.33%

•      Hunter & Co, FBO Anthem Insurance Co Dtd, 6/26/97, P.O. Box 5496, Boston, MA  02206-5496—17.16%

•      Citistreet Retirement Services, Citistreet Core Accounts, State Street Bank & Trust, 1 Heritage Dr, Quincy, MA  02171-2105—8.01%

Bond Market  – Class R

•      State Street Global Advisors, One Lincoln St, Boston, MA  02111—71.99%

•      Navasota Medical Center 401k Plan, 500 East Washington Ave, Navasota, TX  77868-3001—28.01%

High Yield Bond

•      ISO New England, 200 Newport Avenue, Quincy, MA  02171-2102—12.85%

•      Charles Schwab & Co Inc, Special Cust A/C FBO Our Customers, Mutual Funds, 101 Montgomery Street, San Francisco, CA  94104-4151—6.07%

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Intermediate

•      Reliance Trust Company As TTEE, FBO Copeland Retirement Trust Acct, 400 Atrium Dr, Somerset, NJ  08873-4162—25.65%

•      Atwell & Co, P.O. Box 2044, Peck Slip Station, New York, NY  10038—16.27%

•      State Street Bank As Trustee, FBO Caritas Christi And Affiliates, 736 Cambridge Street, Brighton, MA  02135-2907—14.40%

•      Energy Insurance (Bermuda), Ltd, 44 Church St, P.O. Box HM 2064, Hamilton HM HX Bermuda, 8.14%

•      National Financial Services Corporation, For The Exclusive Benefit Of Our Customers, P.O. Box 3908, Church Street Station, New York, NY  10008-3908—6.04%

•      Equitable Life For Separate Account #65 On Behalf Of Various 401(K) Expediter Plans, 200 Plaza Dr HM-2, Secaucus, NJ  07094-3607—5.24%

INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the “Advisor”) serves as the SSgA Funds’ investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the “Advisory Agreement”). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation. State Street, the SSgA Funds’ Custodian; Boston Financial Data Services, the Transfer and Dividend Paying Agent; and State Street Global Markets, LLC, the Funds’ Distributor, are affiliated persons of the Advisor. The address of the Advisor and State Street Corporation is State Street Financial Center, One Lincoln Street, Boston, MA  02111-2900.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the Funds and either a majority of all Trustees or a majority of the shareholders of the Funds approve its continuance. The Advisory Agreement may be terminated by the Advisor or a Fund without penalty upon sixty days’ notice and will terminate automatically upon its assignment. Please see the Funds’ Annual Reports to Shareholders for a discussion regarding the Board’s basis for approve the Advisory Agreement and the period covered by the approval.

Under the Advisory Agreement, the Advisor directs the SSgA Funds’ investments in accordance with each Fund’s investment objective, policies and limitations. For these services, each Fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of a Fund, calculated daily and paid monthly.

The management fee is the same for each class of shares with respect to Funds with multiple classes.

Advisory Expenses. The following table shows the expenses each Fund accrued to the Advisor during the fiscal years ended August 31:

Fund	2007	2006	2005
Yield Plus	$509,973	$459,093	$638,743
Bond Market	$1,179,302	$928,118	$861,267
Intermediate	$223,324	$305,640	$876,457
High Yield Bond	$122,785	$175,318	$283,252

The Advisor has contractually agreed to waive the advisory fee or reimburse all expenses in excess of a certain percentage of average daily net assets on an annual basis for certain Funds. The contractual waivers and reimbursements are in effect through December 31,

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2008 and are considered from year to year on a calendar basis. The applicable waivers and reimbursements are shown in the table below for the fiscal years ended August 31:

Fund	Contractual Fee Waiver/Reimbursement (% of average daily net assets on an annual basis)	2007	2006	2005
Bond Market	Reimbursement of all expenses in excess of .50% for the Institutional class and 1.00 for Class R	$411,703	$300,986	$183,402

Intermediate	Waiver of .50% of .80% management fee	N/A	N/A—Effective July 1, 2005, the Advisor contractually agreed to reduce the management fee to .30%.	$488,947

Intermediate	Reimbursement of all expenses in excess of .60%	$195,246	$189,273	$171,787

High Yield Bond	Reimbursement of all expenses in excess of .75%	$92,944	$2,901	$0

PORTFOLIO MANAGERS

Other Accounts Managed. A portfolio manager may be subject to potential conflicts of interest because he or she is responsible for multiple accounts. Potential conflicts may arise out of: (a) the portfolio manager’s execution of different investment strategies for various accounts; or (b) the allocation of investment opportunities among the portfolio manager’s accounts with the same strategy.

A potential conflict of interest may arise as a result of the portfolio managers’ responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while one of the funds managed by the same portfolio manager maintained its position in that security.

A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees – the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that seek to purchase or dispose of the same securities. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

The Adviser manages each Fund using a team of investment professionals. The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for each Fund and assets under

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management in those accounts. The total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.

Other Accounts Managed as of August 31, 2007

Portfolio Managers	Number of Registered Investment Companies	Assets Under Management (in billions)	Number of Pooled Investment Vehicles	Assets Under Management (in billions)	Other Types of Accounts	Assets Under Management (in billions)	Asset Total (in billions)
Yield Plus Fund

Frank Gianatasio, Jr., CFA, Bob Pickett	6 funds	$0.3	21 funds	$3.9	59 accounts	$43.2	$47.4

Bond Market and Intermediate Funds

Chuck Laposta, Matt Pappas	6 funds	$0.3	21 funds	$3.9	59 accounts	$43.2	$47.4

High Yield Bond Fund

Scott Richards Jeffrey Megar	6 funds	$0.3	21 funds	$3.9	59 accounts	$43.2	$47.4

Compensation. The compensation of the Advisor’s investment professionals is based on a number of factors. The first factor considered is external market. Through a compensation survey process, the Advisor seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and other incentives. The second factor taken into consideration is the size of the pool available for compensation. SSgA Funds Management, Inc. is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Advisor and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone’s compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.

Ownership of Securities. As of August 31, 2007, the portfolio managers do not beneficially own any shares of any Fund described in this statement.

ADMINISTRATOR

Beginning January 1, 2008, Russell Fund Services Company (“RFSC” or the “Administrator”) will serve as the SSgA Funds’ administrator, pursuant to an Administration Agreement dated January 1, 2008 (the “Administration Agreement”). RFSC is a wholly owned subsidiary of Russell Investment Management Company (“RIMCo”). Until January 1, 2008, RIMCo, a wholly owned subsidiary of Russell Investment Group, served as the SSgA Funds’ administrator pursuant to an Administration Agreement dated April 12, 1988. RIMCo will transfer its rights and duties under the Administration Agreement and benefits from the Administration Agreement to RFSC. Other than the change of parties, all other terms of the Administrative Agreement will remain the same. The Administrator’s mailing address is 909 A Street, Tacoma, WA  98402.

Russell Investment Group is part of Russell Investments which, through its subsidiaries, provides comprehensive money manager evaluation services to institutional clients, including RIMCo. Russell Investments provides other services to large pools of investment

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assets, including:  (1) investment management services for Russell subsidiary-sponsored funds; and (2) transition management and portfolio implementation services. Russell Investments is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company. Founded in 1857, Northwestern Mutual is a mutual insurance company organized under the laws of Wisconsin. Northwestern Mutual, its subsidiaries and affiliates offer insurance and investment products and advisory services that address client needs for financial protection, capital accumulation, and estate preservation and distribution. Products and services for the personal, business, estate and pension markets include permanent and term life insurance, disability income insurance, long-term care insurance, annuities, trust services and mutual funds.

Pursuant to the Administration Agreement with the SSgA Funds, the Administrator will:  (1) supervise all aspects of the Funds’ operations; (2)  provide the Funds with administrative and clerical services, including the maintenance of certain of the Funds’ books and records; (3) arrange the periodic updating of the Funds’ Prospectuses and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the Securities and Exchange Commission; and (5) provide the Fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each Fund multiplied by the following percentages:

Money Market Portfolios

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US Equity Portfolios

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US Fixed Income Portfolios

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

International Portfolios

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

Feeder Portfolios(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if a Fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular Fund is equal to the percentage of average aggregate daily net assets that are attributable to that Fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any Fund without penalty upon sixty days’ notice and will terminate automatically upon its assignment.

Administration Expenses. The following table shows the expenses each Fund accrued to the Administrator during the fiscal years ended August 31:

Fund	2007	2006	2005
Yield Plus	$94,504	$88,033	$110,563
Bond Market	$154,036	$127,855	$120,511
Intermediate	$53,458	$62,182	$70,770
High Yield Bond	$43,396	$47,908	$59,823

(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable Fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by Fund type, should the Fund cease operating as a Feeder Portfolio.

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CUSTODIAN

State Street Bank and Trust Company serves as the SSgA Funds’ Custodian. State Street is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street also provides the basic portfolio recordkeeping required by the SSgA Funds for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following:

•      Fund Accounting. A fee payable monthly on a pro rata basis, based on month-end net assets of each Fund:  First $20 billion—1.00 basis point (b.p.); next $10 billion—0.75 b.p.; over $30 billion—0.50 b.p. (domestic accounting); First $1 billion—3.50 b.p.; over $1 billion—2.00 b.p. (international accounting);

•      Custody. A fee payable monthly on a pro rata basis, based on the following percentages of month-end net assets (excluding short term sweep investments into other than the SSgA Funds money market portfolios:  First $20 billion—0.40 b.p.; over $20 billion—0.20 b.p.

•      Portfolio Trading (per domestic transaction). Charges range from $5 to $75 depending on the type of transaction.

•      Global Custody. A fee payable monthly on a pro rata basis, based on a certain percentage of month-end net assets, ranging from 6 b.p. to 40 b.p., depending on the country in which securities are held.

•      Pricing. Monthly quote charge, based on month-end positions: annual base pricing charge, per Fund, $4,500. Charges range from $4 to $16, depending on the type of security. Fair value pricing (per Fund annually): ITG pricing—$10,000; State Street pricing—$4,000;

•      Yields. $4,200 per Fund annually;

•      On-Line Access Charge. $960 per Fund annually

•      Multiple Classes of Shares. $18,000 per class annually;

•      Fund of Funds. Accounting fee, daily priced—$9,000 per Fund of Fund annually; Each additional class—$9,000 per class annually; Transactions—$5 each.

•      Feeder Funds. $15,000 per feeder annually;

•      Earnings Credit. A balance credit is applied against the above fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

•      Special Services. Wash sales system and —$3,000 per Fund annually; ITELS—$3,000 per Fund annually; Qualified dividend income reporting—$500 per Fund; Chief Compliance Officer reporting fees—$600 per Fund annually; and

•      Out of Pocket Expenses at Cost. Include but are not limited to:  annual maintenance fee of $3,000, telephone and other communication lease line charges; SWIFT trade charges, SAS 70 and SAS 99 charges agreed upon procedures review, wire charges of $5, postage and insurance, courier fees, duplicating, legal fees, supplies relating to Funds records, sub-custodian charges, audit letter, stamp duties, proxy fees and archive/document storage costs.

The Custodian’s address is 200 Newport Avenue, Josiah Quincy Building JQ5S, North Quincy, MA  02171.

TRANSFER AND DIVIDEND PAYING AGENT

Boston Financial Data Services, Inc. (“BFDS”) serves as the Transfer and Dividend Paying Agent. BFDS is a joint venture of State Street Corporation and DST Systems, Inc. BFDS is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 Fund minimum (26 to 35 CUSIPs) or $12,000 Fund minimum (over 35 CUSIPs). BFDS is also paid the following activity based fees:  $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each Fund based on the average net asset value of each Fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. BFDS is reimbursed by each Fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the Fund. BFDS’s principal business address is 2 Heritage Drive, North Quincy, MA  02171.

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DISTRIBUTOR

State Street Global Markets, LLC (the “Distributor”) serves as the distributor of Fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended (the “Distribution Agreement”). The Distribution Agreement shall continue in effect for each Fund for two years following its effective date with respect to the Fund; and thereafter only so long as its continuance is specifically approved at least annually by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval, or by vote of a majority of the outstanding voting securities of the Fund. The Distributor offers the shares of each Fund on an agency or “best efforts” basis under which the SSgA Funds shall only issue such shares as are actually sold. The Distributor is a wholly owned subsidiary of State Street Corporation. The Distributor’s mailing address is State Street Financial Center, One Lincoln Street, Boston, MA  02111-2900.

Distribution Expenses. The following table shows the expenses each Fund accrued to the Distributor during the fiscal years ended August 31:

Fund	2007	2006	2005
Yield Plus	$183,769	$159,779	$247,735
Bond Market	$402,881	$223,737	$109,793
Bond Market – Class R	$27	$7	$0
Intermediate	$61,721	$89,371	$123,148
High Yield Bond	$21,598	$24,616	$46,596

For the fiscal year ended August 31, 2007 these amounts are reflective of the following individual payments:

Fund	Advertising	Printing	Compensation to Dealers	Compensation to Sales Personnel	Other*
Yield Plus	$9,517	$4,317	$54,807	$73,337	$41,791
Bond Market	$17,935	$8,118	$233,805	$78,705	$64,318
Bond Market – Class R	$0	$0	$27	$0	$0
Intermediate	$3,453	$1,568	$42,817	$11,239	$2,644
High Yield	$1,977	$895	$12,052	$5,999	$675

*    Include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

Through December 31, 2008, the Distributor has contractually agreed to waive up to .70% of the average daily net assets on an annual basis the distribution and shareholder servicing fees of the Class R Shares. The waiver amounted to $0 in fiscal 2007, 2006, and 2005 with respect to the Bond Market Fund.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and SSgA Funds have each adopted a code of ethics (the SSgA Funds’ code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the Funds’ service providers and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the SSgA Funds. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the SSgA Funds’ service

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providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLANS AND SHAREHOLDER SERVICING ARRANGEMENTS

Distribution Plans. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a Fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a Fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each class of shares offered by the SSgA Funds operates under a separate Rule 12b-1 plan providing for payment of distribution expenses up to the plan limit.

In connection with the Trustees’ consideration of whether to adopt the distribution plans, the Distributor, as the Funds’ principal underwriter, represented to the Trustees that the Distributor believes that the distribution plans should result in increased sales and asset retention by enabling the Funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a distribution plan or under an alternative distribution arrangement, the level of sales and asset retention that a Fund would have. The distribution plans do not provide for a Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under all of the distribution plans in operation, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. No distribution plan may be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that are paid by the Funds. The distribution plans and any material amendments must be approved annually by all of the Trustees and by the Trustees who are neither “interested persons” (as defined in the 1940 Act) of the Funds nor have any direct or indirect financial interest in the operation of the distribution plan or any related agreements.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Institutional Plan. The original class of shares of the SSgA Funds is referred to as the “Institutional Class.”  The Plan of Distribution Pursuant to Rule 12b-1 Plan for the Institutional Class (the “Institutional Plan”) was adopted by the Board of Trustees on January 8, 1992. The Institutional Plan was restated on April 9, 2002 to update current operations. The Institutional Plan provides for reimbursement for distribution expenses up to the plan limit. The Institutional Plan provides that each Institutional Class Fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Institutional Plan does not provide for a Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years.

Payments to the Distributor for the sale and distribution of Institutional Class shares, are not permitted by the Institutional Plan to exceed .25% of a Fund’s average net asset value per year. Payments to Financial Intermediaries providing shareholder services to the Institutional Class are not permitted by the Institutional Plan to exceed .20%. Any payments that are required to be made to the Distributor or Financial Intermediary that cannot be made because of the ..25% limitation may be carried forward and paid in the following two fiscal years so long as the Institutional Plan is in effect. The Fund’s liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred.

Class R Plan. The Plan of Distribution Pursuant to Rule 12b-1 for Class R Shares (the “Class R Plan”) provides for payment by the Funds to the Distributor for various distribution, shareholder and administrative services up to the plan limit The Board of Trustees adopted the Class R Plan on April 8, 2003, and it is similar in all material respects to the distribution plans for the Institutional Class, other than with respect to the limitation on distribution and shareholder servicing fees.

Under the Class R Plan each Fund in the class pays the Distributor a fee not to exceed 0.70% of the Fund’s average net asset value per year, for distribution, shareholder and administrative services provided to the Fund by the Distributor and Financial Intermediaries. The Distributor pays Financial Intermediaries for shareholder and administrative services provided to a Fund out of the fee the Distributor receives from the Fund. Fees paid to the Financial Intermediaries providing shareholder and administrative services to a Fund are not permitted by the Class R Plan to exceed .65% of the Fund’s average net asset value per year. Payments to the Distributor for distribution and shareholder services to a Fund are not permitted by the Class R Plan to exceed 0.05% of the Fund’s average daily net asset value per year. Any payments that are required to be made to the Distributor or Financial Intermediaries that cannot be made because of the limitations contained in the Class R Plan may be carried forward and paid in the following two fiscal years so long as the Class R Plan is in effect.

Distribution and Shareholder Servicing. Payments under the distribution plans are made to the Distributor to finance activity which is intended to result in the sale and retention of Fund shares including:  (1) payments made to certain broker-dealers, investment

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advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and (4) expenses incurred in connection with the promotion and sale of Fund shares, including Distributor’s overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel. Under the distribution plans, the SSgA Funds and/or the Distributor may also enter into service agreements with various financial institutions, such as banks, broker-dealers, financial advisors or other financial institutions, including the Advisor and its affiliates (each of which is referred to as a Financial Intermediary) to provide shareholder servicing with respect to the shares held by or for the customers of the Financial Intermediaries. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law. Under the service agreements, the Financial Intermediaries may provide various services for such customers, including: (1) answering inquiries regarding the Funds; (2) assisting customers in changing dividend options, account designations and addresses; (3) performing subaccounting for such customers; (4) establishing and maintaining customer accounts and records; (5) processing purchase and redemption transactions; (6) providing periodic statements showing customers’ account balances and integrating such statements with those of other transactions and balances in the customers’ other accounts serviced by the Financial Intermediaries; (7) arranging for bank wires transferring customers’ proceeds; and (8) such other services as the customers may request in connection with their accounts, to the extent permitted by applicable statute, rule or regulation. Shareholder services may also include sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Financial Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees to their customers for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Financial Intermediaries who sell shares of the Fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the Fund. As of the 12 months ended August 31, 2007, the Advisor and/or Distributor made such cash payments to nine Financial Intermediaries. Financial Intermediaries are compensated based on the average daily value of all shares of each Fund owned by customers of the Financial Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Financial Intermediaries in the form of (1) ordinary and usual gratuities, tickets and other business entertainment; and/or (2) sponsorship of regional or national events of Financial Intermediaries.

Institutional Class Distribution and Shareholder Servicing. Under the Institutional Plan, Financial Intermediaries may receive from the SSgA Funds and/or the Distributor, payment that shall not exceed .20% per annum of the average daily net asset value of the Institutional Class shares owned by or for shareholders with whom the Financial Intermediary has a servicing relationship.

With respect to the Institutional Class, the SSgA Funds have entered into service agreements with State Street and the following entities affiliated with State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the service agreements is to obtain shareholder services for Fund shares owned by clients of each of these entities. In return for these services, the SSgA Funds and/or Distributor pay the Financial Intermediaries that are affiliated with State Street monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the Fund’s shares owned by or for shareholders with whom the affiliated Financial Intermediary has a servicing relationship. The service agreements with affiliated Financial Intermediaries are reviewed annually by the Board of Trustees.

Class R Distribution and Shareholder Servicing. Under the Class R Plan, the Financial Intermediaries may receive from the SSgA Funds and/or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed 0.65% per annum of the average daily net asset value of the Class R Shares owned by or for shareholders with whom the Financial Intermediary has a servicing relationship.

Shareholder Servicing Fees to State Street. The following table shows the expenses each Fund accrued to State Street, under a Service Agreement pursuant to Rule 12b-1, during the fiscal years ended August 31:

Fund	2007	2006	2005
Yield Plus	$50,997	$45,909	$63,874
Bond Market	$98,270	$77,339	$71,770
Bond Market – Class R	$11	$8	$5
Intermediate	$18,610	$25,470	$32,293
High Yield Bond	$10,232	$14,610	$23,604

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA  02116.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Joseph P. Barri LLC, 259 Robbins Street, Milton, MA  02186, provides legal services to the Independent Trustees.

BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the SSgA Funds by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the Funds pay a spread which is included in the cost of the security, and is the difference between the dealer’s cost and the cost to the Funds. When a Fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to:  liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds’ assets for, or participate in, third party soft-dollar arrangements, although the Advisor may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Advisor does not “pay up” for the value of any such proprietary research. The Advisor may aggregate trades with clients of State Street Global Advisors, whose commission dollars are used to generate soft dollar credits. Although the Advisor’s clients’ commissions are not used for third party soft dollars, the clients may benefit from the soft dollar products/services received by State Street Global Advisors.

Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the SSgA Funds’ procedures adopted in accordance with Rule 17e-1 of the 1940 Act. The SSgA Funds have adopted procedures pursuant to Rule 12b-1(h) of the 1940 Act that are reasonably designed to prevent the Advisor from directing brokerage in consideration of distribution of Funds shares.

With respect to brokerage commissions, if commissions are generated by a Fund, the Board reviews, at least annually, the commissions paid by a Fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a Fund.

Top 10 Brokers. During the fiscal year ended August 31, 2007 the Funds described in this Statement purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the Fund’s ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the Fund. The following table shows the value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2007:

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Yield Plus	Principal ($000)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$64,889
Citigroup Global Markets, Inc.	$46,643
Barclays Investments, Inc.	$46,032
Goldman, Sachs & Co.	$26,758
Deutsche Bank Securities, Inc.	$19,574
Lehman Brothers, Inc.	$14,439
Credit Suisse First Boston Corp.	$12,886
ABN AMRO	$9,001
Morgan Stanley	$8,445
JP Morgan Securities, Inc.	$5,008

Bond Market	Principal ($000)
Barclays Investments, Inc.	$1,912,665
JP Morgan Securities, Inc.	$1,481,437
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$701,704
Deutsche Bank Securities, Inc.	$521,438
Lehman Brothers, Inc.	$489,472
Banc of America Securities LLC	$434,289
Credit Suisse First Boston Corp.	$297,943
Goldman, Sachs & Co.	$220,754
Citigroup Global Markets, Inc.	$185,353
Morgan Stanley	$132,744

Intermediate	Principal ($000)
Barclays Investments, Inc.	$367,175
JP Morgan Securities, Inc.	$364,247
Lehman Brothers, Inc.	$84,079
Banc of America Securities LLC	$59,050
Credit Suisse First Boston Corp.	$51,716
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$46,304
Deutsche Bank Securities, Inc.	$27,515
Goldman, Sachs & Co.	$24,610
Morgan Stanley	$22,141
Citigroup Global Markets, Inc.	$21,346

High Yield Bond	Principal ($000)
Lehman Brothers, Inc.	$14,002
Banc of America Securities LLC	$11,121
JP Morgan Securities, Inc.	$9,719
Bear Stearns	$9,476
Credit Suisse First Boston Corp.	$8,579
Morgan Stanley	$5,514
Citigroup Global Markets, Inc.	$3,764
Deutsche Bank Securities, Inc.	$3,496
Goldman, Sachs & Co.	$2,878
Barclays Investments, Inc.	$2,836

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The Funds described in this statement normally do not pay a stated brokerage commission on transactions.

PRICING OF FUND SHARES

Shares of the SSgA Funds are offered without a sales commission by the Distributor, to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The Yield Plus Fund determines net asset value per share twice each business day at 12 noon Eastern time and at the close of the regular trading session of the New York Stock Exchange or 4 p.m. Eastern time, whichever is earlier. The Bond Market, High Yield Bond and Intermediate Funds determine the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time).

A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year’s Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange or Federal Reserve is closed, including weekends and holidays or after 12 noon (with respect to the Yield Plus Fund) or 4 p.m. Eastern time (with respect to the Bond Market, High Yield Bond and Intermediate Funds) on a regular business day. The trading of portfolio securities at such times may significantly increase or decrease the net asset value of Funds shares when the shareholder is not able to purchase or redeem Funds shares. Further, because foreign securities markets may close prior to the time the Funds determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the Funds calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with the Funds’ Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the Funds is not open for business. As a result, the net asset value of Funds shares may fluctuate on days when Funds shareholders may not buy or sell Funds shares.

The Funds value securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on Funds shares computed by dividing the annualized daily income on the Funds’ portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on Funds shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

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The SSgA Funds received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a Fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

TAXES

The tax discussion in this document is only a summary of certain United States federal income tax issues generally affecting the Funds and their shareholders.  The following assumes any Fund shares will be capital assets in the hands of a shareholder.  Circumstances among investors may vary, so you are encouraged to discuss investment in the SSgA Funds with your tax advisor. Each portfolio of the SSgA Funds intends to qualify each year as a “regulated investment company” (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  As a RIC, each Fund is generally not subject to federal income taxes to the extent it distributes its net investment income and net capital gain  (long-term capital gains in excess of short-term capital losses) to shareholders.  The Board intends to distribute each year substantially all of the SSgA Funds’ net investment income and net capital gain.  It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice. If a Fund fails to qualify as a RIC for any taxable year, it will be subject to tax as a “C” corporation and may be limited in its ability to qualify as a RIC in the future.

Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of:  (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from the preceding calendar year.  For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such months will be deemed to have been received on December 31 of such year if the dividends are paid by the Fund subsequent to December 31 but prior to February 1 of the following year.

Any capital loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gain dividends received with respect to such shares.

Foreign shareholders should consult their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

Issues Related to Hedging and Option Investments.  A Fund’s ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the Fund’s income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss.  Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

Foreign Income Taxes.  Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source, subject to exemptions and rate reductions under income tax treaties between the United States and certain foreign countries. The Fund and its shareholders generally will not be entitled to any foreign tax credit or deduction with respect to such taxes against any United States federal income tax. However, if more than 50% in value of a Fund’s total asses at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the “Foreign Election”) that would permit you to take a credit (or deduction) for foreign income taxes paid by the Fund.  The Fund may be subject to certain holding period requirements with respect to securities held to take advantage of this credit.  If the Foreign Election is made by a Fund and you chose to use the foreign tax credit, you would be able to include in your gross income both dividends received from the Fund and foreign income taxes paid by the Fund provided certain requirements are satisfied.  You would be entitled to treat the foreign income taxes withheld as a credit against your United States federal income taxes, subject to the limitations set forth in the Code with respect to the foreign tax credit generally.  Alternatively, you could treat the foreign income taxes withheld as an itemized deduction from adjusted gross income in computing taxable income rather than as a tax credit.

If a Fund invests in an entity that is classified as a passive foreign investment company (“PFIC”) for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund.  The Fund may be able to remedy the potential adverse consequences of investing in a PFIC by electing to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom, with the result that unrealized gains would be treated as realized gains and would be reported as ordinary income.  Any mark-to-market losses, as well as losses from an actual disposition of PFIC stock, would be reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.  Alternatively, the Fund may make a “qualified electing fund” (“QEF”) election.  Under such an election, the Fund generally would be required to include in its gross income its pro rata share of the PFIC’s ordinary income and long-term capital gain on a current basis,

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regardless of whether any distributions are received from the PFIC.  However, the Fund may not be able to make a QEF election if it cannot obtain the necessary financial data from the PFIC.

At August 31, 2007, the Funds had net tax basis capital loss carryovers in the following amounts, which may be applied against any realized net taxable gains in each succeeding year or until the respective expiration dates as indicated below, whichever occurs first:

Fund	Carryover Amount	Expiration Date
Yield Plus	$80,342	8/31/2008
Yield Plus	$2,135,735	8/31/2009
Yield Plus	$519,218	8/31/2011
Yield Plus	$262,655	8/31/2014
Bond Market	$2,402,368	8/31/2015
Intermediate	$583,826	8/31/2014
Intermediate	$1,337,557	8/31/2015
High Yield Bond	$223,831	8/31/2014

In addition, at August 31, 2007, the following funds had post-October losses (net realized capital loss from November 1, 2006)in the following amounts:

Fund	Post-October Loss
Yield Plus	$7,004,244
Bond Market	$606,633
Intermediate	$901,430

CALCULATION OF PERFORMANCE DATA

The SSgA Funds compute average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission.  Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a Fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

P(1+T)[n] = ERV

where:	P =	a hypothetical initial payment of $1,000
	T =	average annual total return
	n =	number of years
	ERV =	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

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The calculation assumes that all dividends and distributions of the Fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

P(1+T)[n] = ATVD

where:	P =	a hypothetical initial payment of $1,000
	T =	average annual total return (after taxes on distributions)
	n =	number of years
	ATVD =	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on Fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the Fund, less taxes due on such distributions, are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

Average Annual Total Returns

Fund	1 Year Ending August 31, 2007	5 Years Ending August 31, 2007	10 Years Ending August 31, 2007
Yield Plus(1)	(4.10)%	1.05%	2.90%
Bond Market(2)	(1.84)%	2.61%	4.89%
Bond Market – Class R(3), (4)	(1.83)%	2.52%	4.58%
Intermediate(5)	(1.98)%	2.12%	4.50%
High Yield Bond(6)	6.85%	8.72%	5.83%

Yields are computed by using standardized methods of calculation required by the Securities and Exchange Commission.  Yields are calculated by dividing the net investment income per share earned during a 30-day (or one-month) period by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2[(a-b+1)(6)-1] Cd
where:	A =	dividends and interests earned during the period
	B =	expenses accrued for the period (net of reimbursements);

(1) The Fund commenced operations on November 9, 1992.

(2) The Fund commenced operations on February 7, 1996.

(3) The class commenced operations on May 14, 2004.

(4) Performance for the Class R Shares before their inception (May 14, 2004) is derived from the historical performance of the Institutional classes, adjusted for the higher operating expenses related to distribution and shareholder servicing.

(5) The Fund commenced operations on September 1, 1993.

(6) The Fund commenced operations on May 4, 1998.

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C =	average daily number of shares outstanding during the period that were entitled to receive dividends; and
D =	the maximum offering price per share on the last day of the period.

The yield quoted is not indicative of future results.  Yields will depend on the type, quality, maturity and interest rate of instruments held by the Funds. Total return and other performance figures are based on historical earnings and are not indicative of future performance.

Fund	30-day Yield for Period Ended August 31, 2007
Yield Plus	5.69%
Bond Market	5.38%
Bond Market – Class R	4.80%
Intermediate	5.06%
High Yield Bond	7.60%

ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

The SSgA Funds will not hold an annual meeting of shareholders.  Special meetings may be convened:  (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board’s failure to honor the shareholders’ request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each Fund share has one vote.  There are no cumulative voting rights.  There is no annual meeting of shareholders, but special meetings may be held.  On any matter that affects only a particular investment Fund, only shareholders of that Fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The Fund share represents an equal proportionate interest in the Fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the Fund as may be declared by the Board of Trustees.  Fund shares are fully paid and nonassessable by the SSgA Funds and have no preemptive rights.

The SSgA Funds do not issue share certificates.  Instead, the Transfer Agent sends monthly statements to shareholders of the Fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts.  Each statement also sets forth the balance of shares held in the account.

The SSgA Funds are authorized to divide shares of any Fund into two or more classes of shares.  The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase Fund provisions and conditions under which any Fund may have separate voting rights or no voting rights.  Each class of shares is entitled to the same rights and privileges as all other classes of the Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund’s portfolio securities.  The SSgA Funds includes the Institutional Class (the original class of shares), and two additional classes of shares:  Class R (SSgA Bond Market, Core Opportunities, Small Cap, Aggressive Equity, International Stock

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Selection and Life Solutions Income and Growth, Life Solutions Balanced and Life Solutions Growth Funds) and Select Class (SSgA Emerging Markets Fund).

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA Funds shares are not endorsed or guaranteed by State Street or its affiliates, are not deposits or obligations of State Street or its affiliates, and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the Fund.  If the Advisor were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services.  In such event, changes in the operation of the Fund may occur.  It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor.  The Advisor’s proxy voting policy is attached to this Statement.  You may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (1) without charge, upon request, by calling 1-800-997-7327; (2) on the Funds’ website at www.ssgafunds.com; and (3) on the US Securities and Exchange Commission’s website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

Each individual Fund of the SSgA Funds is a series of a “Massachusetts business trust.” A copy of the SSgA Funds’ First Amended and Restated Master Trust Agreement (the “Declaration of Trust”) is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the SSgA Funds are designed to make the SSgA Funds similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust provides that the shareholders are not subject to any personal liability for the acts or obligations of the SSgA Funds and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the SSgA Funds contains a provision to the effect that the shareholders are not personally liable.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (1) tort claims, (2) contract claims where the provision referred to is omitted from the undertaking, (3) claims for taxes, and (4) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the SSgA Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the SSgA Funds. The Trustees intend to conduct the operations of the SSgA Funds in a way as to avoid, as far as possible, ultimate liability of the shareholders.

The Declaration of Trust further provides that the name of the SSgA Funds refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the SSgA Funds, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the SSgA Funds for any satisfaction of claims arising in connection with the affairs of the SSgA Funds. With the exceptions stated, the Trust’s Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the SSgA Funds.

The SSgA Funds shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

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FINANCIAL STATEMENTS

Each Fund’s financial statements for the fiscal year ended August 31, 2007, appearing in the Funds’ 2007Annual Report to Shareholders, and the reports thereon of Deloitte & Touche LLP, an independent registered public accounting firm, also appearing therein, are incorporated by reference in this Statement of Additional Information.  For a more complete discussion of each Fund’s performance, please see the Funds’ Annual Reports to Shareholders, which may be obtained without charge by calling 1-800-647-7327 or through the Funds’ website at www.ssgafunds.com.

DESCRIPTION OF SECURITIES RATINGS

Moody’s Investors Service, Inc. (“Moody’s”)

Long Term Debt Ratings.

•                  Aaa — Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

•                  Aa — Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

•                  A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

•                  Baa — Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

•                  Ba — Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

•                  B — Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

•                  Caa — Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest.

•                  Ca — Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

•                  C — Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Commercial Paper. Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations.  These obligations have an original maturity not exceeding one year, unless explicitly noted.  Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

•                  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics:

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•                  Leading market positions in well-established industries.

•                  High rates of return on funds employed.

•                  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•                  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•                  Well-established access to a range of financial markets and assured sources of alternate liquidity.

•                  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternative liquidity is maintained.

•                  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

•                  Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s Corporation (“S&P”)

Long-Term Debt Ratings.  The ratings are based, in varying degrees, on the following considerations:  (1) The likelihood of default — capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

•                  AAA — Debt rated AAA has the highest rating assigned by S&P.  Capacity to pay interest and repay principal is extremely strong.

•                  AA — Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

•                  A — Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

•                  BBB — Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

•                  BB, B, CCC, CC, C — Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

•                  BB — Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual implied BBB- rating.

•                  B — Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

•                  CCC — Bonds rated CCC have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

•                  CC — The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

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•                  C — The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating has been used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

•                  C1 — The rating C1 is reserved for income bonds on which no interest is being paid.

•                  D — Bonds rated D are in payment default. The D rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-):  The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Commercial Paper.  An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market.  Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest.  These categories are as follows:

•                  A-1 — This highest category indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

•                  A-2 — Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated A-1.

Fitch Investors Service, Inc. (“Fitch”)

Commercial Paper. Commercial paper rated by Fitch reflects Fitch’s current appraisal of the degree of assurance of timely payment of such debt.  An appraisal results in the rating of an issuer’s paper as F-1, F-2, F-3, or F-4.

•                  F-1 — This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

•                  F-2 — Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

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PROXY VOTING POLICY

Introduction

SSgA Funds Management, Inc. (“FM”) seeks to vote proxies for which it has discretionary authority in the best interests of its clients.  This entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio’s holdings with respect to proposals that are reasonably anticipated to have an impact on the current or potential value of a security.  Absent unusual circumstances or specific client instructions, we vote proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies.  FM takes the view that voting in a manner consistent with maximizing the value of our clients’ holdings will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (“SSgA”) Investment Committee.  The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to the FM Proxy Review Committee, a subcommittee of the SSgA Investment Committee.  FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

1)              describes its proxy voting procedures to its clients in Part II of its Form ADV;

2)              provides the client with this written proxy policy, upon request;

3)              discloses to its clients how they may obtain information on how FM voted the client’s proxies;

4)              matches proxies received with holdings as of record date;

5)              reconciles holdings as of record date and rectifies any discrepancies;

6)              generally applies its proxy voting policy consistently and keeps records of votes for each client;

7)              documents the reason(s) for voting for all non-routine items; and

8)              keeps records of such proxy voting available for inspection by the client or governmental agencies.

Process

The FM Manager of Corporate Governance is responsible for monitoring proxy voting on behalf of our clients and executing the day to day implementation of this Proxy Voting Policy. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee.

In order to facilitate our proxy voting process, FM retains Institutional Shareholder Services (“ISS”), a firm with expertise in the proxy voting and corporate governance fields.  ISS assists in the proxy voting process, including acting as our voting agent (i.e. actually processing the proxies), advising us as to current and emerging governance issues that we may wish to address, interpreting this policy and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments.  This Policy does not address all issues as to which we may receive proxies nor does it seek to describe in detail all factors that we may consider relevant to any particular proposal.  To assist ISS in interpreting and applying this Policy, we meet with ISS at least annually, provide written guidance on certain topics generally on an annual basis and communicate more regularly as necessary to discuss how specific issues should be addressed.  This guidance permits ISS to apply this Policy without consulting us as to each proxy but in a manner that is consistent with our investment view and not their own governance opinions.  If an issue raised by a proxy is not addressed by this Policy or our prior guidance to ISS, ISS refers the proxy to us for direction on voting.  On issues that we do not believe affect the economic value of our portfolio holdings or are considered by us to be routine matters as to which we have not provided specific guidance, we have agreed with ISS to act as our voting agent in voting such proxies in accordance with its own recommendations which, to the extent possible, take into account this Policy and FM’s general positions on similar matters.  The Manager of Corporate Governance is responsible, working with ISS, for submitting proxies in a timely manner and in accordance with our policy.  The Manager of Corporate Governance works with ISS to establish and update detailed procedures to implement this policy.

From time to time, proxy votes will be solicited which fall into one of the following categories:

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(i)                                   proxies which involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); or

(ii)                                proxies which are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

These proxies are identified through a number of methods, including but not limited to notification from ISS, concerns of clients, review by internal proxy specialists, and questions from consultants.  The role of third parties in identifying special circumstances does not mean that we will depart from our guidelines; these third parties are all treated as information sources.  If they raise issues that we determine to be prudent before voting a particular proxy or departing from our prior guidance to ISS, we will weigh the issue along with other relevant factors before making an informed decision.  In all cases, we vote proxies as to which we have voting discretion in a manner that we determine to be in the best interest of our clients.  As stated above, if the proposal has a quantifiable effect on shareholder value, we seek to maximize the value of a portfolio’s holdings.  With respect to matters that are not so quantifiable, we exercise greater judgment but still seek to maximize long-term value by promoting sound governance policies.  The goal of the Proxy Voting Committee is to make the most informed decision possible.

In instances of special circumstances or issues not directly addressed by our policies or guidance to ISS, the FM Manager of Corporate Governance will refer the item to the Chairman of the Investment Committee for a determination of the proxy vote.  The first determination is whether there is a material conflict of interest between the interests of our client and those of FM or its affiliates (as explained in greater detail below under “Potential Conflicts”).  If the Manager of Corporate Governance and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under “Potential Conflicts” is followed.  If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients.  At this point, the Chairman of the Investment Committee makes a voting decision in our clients’ best interest.  However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy item to the Proxy Review Committee and/or to the entire Investment Committee for a final decision on voting the proxy.  The Investment Committee will use the same rationale for determining the appropriate vote.

FM reviews proxies of non-US issuers in the context of these guidelines.  However, FM also endeavors to show sensitivity to local market practices when voting these proxies, which may lead to different votes. For example, in certain foreign markets, items are put to vote which have little or no effect on shareholder value, but which are routinely voted on in those jurisdictions; in the absence of material effect on our clients, we will follow market practice.  FM votes in all markets where it is feasible to do so.  Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction.  In such a case, FM will be unable to vote such a proxy.

Voting

For most issues and in most circumstances, we abide by the following general guidelines.  However, it is important to remember that these are simply guidelines.  As discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

I.                                         Generally, FM votes for the following ballot items:

Board of Directors

•                  Elections of directors who (i) we determine to be adequately independent of management and (ii) do not simultaneously serve on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer).  Factors that we consider in evaluating independence include whether the nominee is an employee of or related to an employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, or whether the nominee receives non-board related compensation from the issuer

•                  Directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry.  In making such a determination, we review whether the compensation is overly dilutive to existing shareholders.

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•                  Proposals to limit directors’ liability and/or expand indemnification of directors, provided that a director shall only be eligible for indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office

•                  Discharge of board members’ duties*, in the absence of pending litigation, governmental investigation, charges of fraud or other indicia of significant concern

•                  The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board’s key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues.

•                  Mandates requiring a majority of independent directors on the Board of Directors

•                  Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

•                  Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

•                  Elimination of cumulative voting

•                  Establishment of confidential voting

Auditors

•                  Approval of auditors, unless the fees paid to auditors are excessive; auditors’ fees will be deemed excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditors

•                  Auditors’ compensation, provided the issuer has properly disclosed audit and non-audit fees relative to market practice and that non-audit fees for the prior year constituted no more than 50% of the total fees paid to the auditors

•                  Discharge of auditors*

•                  Approval of financial statements, auditor reports and allocation of income

•                  Requirements that auditors attend the annual meeting of shareholders

•                  Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

•                  Establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

* Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

* Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

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Capitalization

•                  Dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend which constitutes 30% or more of net income

•                  Authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase

•                  Capitalization changes which eliminate other classes of stock and/or unequal voting rights

•                  Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50%  of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies.

•                  Elimination of pre-emptive rights for share issuance of less than a certain  percentage (country specific - ranging from 5% to 20%) of the outstanding shares, unless even such small amount could have a material dilutive effect on existing shareholders (e.g. in illiquid markets)

Anti-Takeover Measures

•                  Elimination of shareholder rights plans (“poison pill”)

•                  Amendment to a shareholder rights plans (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced)

•                  Adoption or renewal of a non-US issuer’s shareholder rights plans (“poison pill”) if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

•                  Reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such reduction or elimination

•                  Mandates requiring shareholder approval of a shareholder rights plans (“poison pill”)

•                  Repeals of various anti-takeover related provisions

Executive Compensation/Equity Compensation

•                  Stock purchase plans with an exercise price of not less that 85% of fair market value

•                  Stock option plans which are incentive based and not excessively dilutive.  In order to assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares, and the issued but unexercised shares by fully diluted share count.  We review that number in light of certain factors, including the industry of the issuer, in order to make our determination as to whether the dilution is excessive.

•                  Other stock-based plans which are not excessively dilutive, using the same process set forth in the preceding bullet

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•                  Expansions to reporting of financial or compensation-related information, within reason

•                  Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

Routine Business Items

•                  General updating of or corrective amendments to charter not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

•                  Change in Corporation Name

•                  Mandates that amendments to bylaws or charters have shareholder approval

Other

•                  Adoption of anti-“greenmail” provisions, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders

•                  Repeals or prohibitions of “greenmail” provisions

•                  “Opting-out” of business combination provision

II. Generally, FM votes against the following items:

Board of Directors

•                  Establishment of classified boards of directors, unless 80% of the board is independent

•                  Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, or nominating committees

•                  Limits to tenure of directors

•                  Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

•                  Restoration of cumulative voting in the election of directors

•                  Removal of a director, unless we determine the director (i) is not adequately independent of management or (ii) simultaneously serves on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer).  Factors that we consider in evaluating independence include whether the director is an employee of or related to an employee of the issuer or its auditor, whether the director  provides professional services to the issuer, or whether the director receives non-board related compensation from the issuer Elimination of Shareholders’ Right to Call Special Meetings

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•                  Proposals that relate to the “transaction of other business as properly comes before the meeting”, which extend “blank check” powers to those acting as proxy

•                  Approval of Directors who have failed to act on a shareholder proposal that has been approved by a majority of outstanding shares

•                  Directors at companies where prior non-cash compensation was improperly “backdated” or “springloaded” where one of the following scenarios exists:

•                  (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was not independent at the time, and (iii) the director seeking reelection served on the Compensation Committee at the time; or

•                  (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was independent at the time, and (iii) sufficient controls have not been implemented to avoid similar improper payments going forward; or

•                  (i) the Compensation Committee had knowledge of such backdating at the time, and (ii) the director seeking reelection served on the Compensation Committee at the time; or

•                  (i) the Compensation Committee did not have knowledge of such backdating at the time, and (ii) sufficient controls have not been implemented to avoid similar improper payments going forward

Capitalization

•                  Capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders

•                  Capitalization changes that exceed 100% of the issuer’s current authorized capital unless management provides an appropriate rationale for such change

Anti-Takeover Measures

•                  Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

•                  Adjournment of Meeting to Solicit Additional Votes

•                  Shareholder rights plans that do not include a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

•                  Adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”)

Executive Compensation/Equity Compensation

•                  Excessive compensation (i.e. compensation plans which are deemed by FM to be overly dilutive)

•                  Retirement bonuses for non-executive directors and auditors

•                  Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

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Routine Business Items

•                  Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

•                  Reincorporation in a location which has more stringent anti-takeover and related provisions

•                  Proposals asking the board to adopt any form of majority voting, unless the majority standard indicated is based on a majority of shares outstanding.

Other

•                  Requirements that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature

•                  Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

•                  Proposals which require inappropriate endorsements or corporate actions

•                  Proposals asking companies to adopt full tenure holding periods for their executives

III.           FM evaluates Mergers and Acquisitions on a case-by-case basis.  Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders.  However, in all cases, FM uses its discretion in order to maximize shareholder value.  FM generally votes as follows:

•                  Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•                  Against offers when we believe that  reasonable prospects exist for an enhanced bid or other bidders

•                  Against offers where, at the time of voting, the current market price of the security exceeds the bid price

•                  For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

•                  For offers made at a premium where no other higher bidder exists

Protecting Shareholder Value

We at FM agree entirely with the United States Department of Labor’s position that “where proxy voting decisions may have an effect on the economic value of the plan’s underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock” (IB 94-2). Our proxy voting policy and procedures are designed with the intent that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.  However, we use each piece of information we receive – whether from clients, consultants, the media, the issuer, ISS or other sources — as one part of our analysis in seeking to carry out our duties as a fiduciary and act in the best interest of our clients.  We are not unduly influenced by the identity of any particular source, but use all the information to form our opinion as to the best outcome for our clients.

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Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors “target” lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors.  Companies, so identified, receive an individual, systematic review by the  FM Manager of Corporate Governance and the Proxy Review Committee, as necessary.

As an active shareholder, FM’s role is to support corporate policies that serve the best interests of our clients. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company’s value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical shareholder.  We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate.  To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process — especially the proxy voting process — as the most effective means by which to communicate our and our clients’ legitimate shareholder concerns.  Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Potential Conflicts

As discussed above under Process, from time to time, FM will review a proxy which may present a potential conflict of interest.  As a fiduciary to its clients, FM takes these potential conflicts very seriously  While FM’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by FM’s potential conflict, there are a number of courses FM may take.  Although various relationships could be deemed to give rise to a conflict of interest, we have determined that two categories of relationships present a sufficiently serious concern to warrant an alternative process:  customers of FM or its affiliates which are among the top 100 clients of FM and its affiliates based upon revenue; and the 10 largest broker-dealers used by SSgA, based upon revenue (a “Material Relationship”).

When the matter falls clearly within the polices set forth above or the guidance previously provided by FM to ISS and the proxy is to be voted in accordance with that guidance, we do not believe that such decision represents a conflict of interest and no special procedures are warranted.

In circumstances where either (i) the matter does not fall clearly within the policies set forth above or the guidance previously provided to ISS, or (ii) FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Manager of Corporate Governance will compare the name of the issuer against a list of the top 100 revenue generating clients of State Street Corporation and its affiliates and a list of the top 10 broker-dealer relationships to determine if a Material Relationship exists.  (These lists are updated quarterly.)  If the issuer’s name appears on either list and the pre-determined policy is not being followed, FM will employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. However, in certain circumstances the Proxy Review Committee may determine that the use of a third party fiduciary is not necessary or appropriate, either because the matter involved does not involve a material issue or because the issue in question affects the underlying value of the portfolio position and it is appropriate for FM, notwithstanding the potential conflict of interest, to vote the security in a manner that it determines will maximize the value to its client.  In such situations, the Proxy Committee, or if a broader discussion is warranted, the SSgA Investment Committee, shall make a decision as to the voting of the proxy.  The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM’s clients, shall be formalized in writing as a part of the minutes to the Investment Committee.

Recordkeeping

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM’s office:

1)              FM’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2)              a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

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3)              a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4)              a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

5)              a copy of each written request from a client, and response to the client, for information on how FM voted the client’s proxies.

Disclosure of Client Voting Information

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

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Filed pursuant to Rule 485(b)

File Nos. 33-19229; 811-5430

SSgA FUNDS

State Street Financial Center

One Lincoln Street

Boston, Massachusetts  02111-2900

1-800-997-7327

www.ssgafunds.com

STATEMENT OF ADDITIONAL INFORMATION

SSGA PRIME MONEY MARKET FUND

SSGA U.S. TREASURY MONEY MARKET FUND

DECEMBER 18, 2007

This Statement of Additional Information (“Statement”) is not a Prospectus but should be read in conjunction with the Funds’ current Prospectus dated December 18, 2007. This Statement describes the SSgA Funds generally and provides additional information about the Funds listed above. To obtain, without charge, the Prospectus or the most recent Annual Report to Shareholders, which contains the Funds’ financial statements incorporated herein by reference, please call 1-800-647-7327. You may also obtain the Prospectus or Annual Report through the SSgA Funds’ website at www.ssgafunds.com.

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HISTORY	3

DESCRIPTION OF INVESTMENTS AND RISKS	3

INVESTMENT STRATEGIES	3
SELECTIVE DISCLOSURE OF THE SSGA FUNDS’ PORTFOLIO HOLDINGS	7
INVESTMENT RESTRICTIONS	9

MANAGEMENT OF THE FUNDS	10

BOARD OF TRUSTEES AND OFFICERS	10
EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2006	16
CONTROLLING AND PRINCIPAL SHAREHOLDERS	17

INVESTMENT ADVISORY AND OTHER SERVICES	18

ADVISOR	18
ADMINISTRATOR	19
CUSTODIAN	20
TRANSFER AND DIVIDEND PAYING AGENT	21
DISTRIBUTOR	21
CODE OF ETHICS	22
DISTRIBUTION PLANS AND SHAREHOLDER SERVICING ARRANGEMENTS	22
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	24
LEGAL COUNSEL	24

BROKERAGE PRACTICES AND COMMISSIONS	24

PRICING OF FUND SHARES	25

TAXES	26

CALCULATION OF PERFORMANCE DATA	26

ADDITIONAL INFORMATION	27

SHAREHOLDER MEETINGS	27
CAPITALIZATION AND VOTING	27
FEDERAL LAW AFFECTING STATE STREET	28
PROXY VOTING POLICY	28
MASSACHUSETTS BUSINESS TRUST	28

FINANCIAL STATEMENTS	29

DESCRIPTION OF SECURITIES RATINGS	30

PROXY VOTING POLICY	34

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HISTORY

The SSgA Funds is a single legal entity organized on October 3, 1987 as a Massachusetts business trust, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

DESCRIPTION OF INVESTMENTS AND RISKS

The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The SSgA Funds operates distinct investment portfolios referred to individually as a “Fund” or collectively as the “Funds”. SSgA Funds offers shares of beneficial interest in the Funds as described in the applicable Prospectuses. Other than the SSgA Tuckerman Active REIT Fund and the SSgA Concentrated Growth Opportunities Funds, each of the Funds is diversified as provided by the 1940 Act. Under the 1940 Act, a diversified company is defined as a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities of any single issuer limited to 5% or less of each of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer. Capitalized terms used in this Statement and not otherwise defined have the meanings assigned to them in the Prospectus.

INVESTMENT STRATEGIES

To the extent consistent with each Fund’s investment objective and restrictions, the Funds covered by this Statement may invest in the following instruments and utilize the following investment techniques (unless otherwise noted):

Industry Concentration for Certain Money Market Instruments. For purposes of determining whether the issuer of a security held by a Fund is part of a particular industry, the Fund's adviser has developed a list of potential industries to which an issuer may be assigned; the list has been developed by the adviser based on its own analysis using, in part, information provided by a third-party analytical service.   In the case of asset-backed securities (including mortgage-backed securities), the adviser determines industry classifications based on a variety of factors, which might in any case include an analysis of the nature and structure of the issuer, the type of underlying collateral, and the nature of the Fund's interest.

Money Market Instruments. A money market fund expects to maintain, but does not guarantee, a net asset value of $1.00 per share for purposes of purchases and redemptions by valuing its Fund shares at “amortized cost.”  A money market fund will maintain a dollar-weighted average maturity of 90 days or less. A Fund will invest in securities maturing within 397 days or less at the time of the trade date or such other date upon which a Fund’s interest in a security is subject to market action. A money market fund will follow procedures reasonably designed to assure that the prices so determined approximate the current market value of the Fund’s securities. The procedures also address such matters as diversification and credit quality of the securities the Fund purchases and were designed to ensure compliance by the Fund with the requirements of Rule 2a-7 of the 1940 Act.

US Government Obligations. The types of US Government obligations in which each Fund may at times invest include:  (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and (2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following:  (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are:  Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export—Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. Each Fund may purchase US Government obligations on a forward commitment basis.

The types of US Government obligations in which the US Treasury Fund may at times invest include a variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance.

Inflation-Protected Securities. Inflation-Protected Securities (“IPS”) are a type of inflation-indexed Treasury security. IPS provide for semiannual payments of interest and a payment of principal at maturity. In general, each payment will be adjusted to take into account any inflation or deflation that occurs between the issue date of the security and the payment date based on the Consumer Price Index for All Urban Consumers (“CPI-U”).

Each semiannual payment of interest will be determined by multiplying a single fixed rate of interest by the inflation-adjusted principal amount of the security for the date of the interest payment. Thus, although the interest rate will be fixed, the amount of each interest payment will vary with changes in the principal of the security as adjusted for inflation and deflation.

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IPS also provide for an additional payment (a “minimum guarantee payment”) at maturity if the security’s inflation-adjusted principal amount for the maturity date is less than the security’s principal amount at issuance. The amount of the additional payment will equal the excess of the security’s principal amount at issuance over the security’s inflation-adjusted principal amount for the maturity date.

Repurchase Agreements. A Fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a Fund and agree to repurchase the securities at the Fund’s cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the Fund receives securities as collateral. Under a repurchase agreement, a Fund purchases securities from a financial institution that agrees to repurchase the securities at the original purchase price plus interest within a specified time. The securities purchased by each Fund have a total value in excess of the purchase price paid by the Fund and are held by the Custodian or another Board-approved custodian bank until repurchased. Repurchase agreements assist the Fund in being invested fully while retaining “overnight” flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a Fund’s shareholders.

When-Issued Transactions. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

A Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the Fund’s records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Fund’s records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund. No Fund will invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the Fund are subject to changes in market value based upon the public’s perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates — i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a Fund remains substantially fully invested at the same time that it has purchased securities on a “when-issued” basis, there will be a greater possibility of fluctuation in a Fund’s net asset value.

When payment for when-issued securities is due, a Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund’s payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

Forward Commitments. A Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the Fund’s ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. A Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

Illiquid Securities. A money market fund may not invest more than 10% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. With respect to the Prime Money Market Fund only, other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a

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demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The Advisor will monitor the liquidity of such restricted securities under the supervision of the Board of Trustees. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

Reverse Repurchase Agreements. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. A Fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a Fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities’ market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a Fund’s portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the Fund’s records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the Fund.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Stripped (Zero Coupon) Securities. Stripped securities are zero coupon bonds, notes and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. A number of securities firms and banks have stripped the interest coupons and resold them in custodian receipt programs with different names such as Treasury Income Growth Receipts (“TIGRS”) and Certificates of Accrual on Treasuries (“CATS”). Privately-issued stripped securities such as TIGRS and CATS are not themselves guaranteed by the US Government, but the future payment of principal or interest on US Treasury obligations which they represent is so guaranteed. No Fund may invest more than 25% of its assets in stripped securities that have been stripped by their holder, typically a custodian bank or investment brokerage firm.

Because a stripped security does not pay current income or interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value. The price of a stripped security is more volatile in response to interest rate changes than debt obligations of comparable maturities that make regular distributions of interest. Taxable income from stripped securities is accrued by a Fund without receiving regular interest payments in cash. As a result, a Fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund. Investing in these securities might also force the Fund to sell portfolio securities to maintain portfolio liquidity.

Asset-Backed Securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as over collateralization, a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower’s other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security’s par value. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience loss or delay in receiving payment and a decrease in the value of the security.

•                  Prepayment Risk—Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. A Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a Fund invests in asset-backed securities, the values of such Fund’s portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

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•                  Other Risk Associated with Asset-Backed Securities—Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Purchase of Other Investment Company Funds. A Fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which a Fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the SSgA Funds an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds a Fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with a “fund of funds,” including unnecessary costs (such as sales loads, advisory fees that may be borne by a Fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when a Fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

Applicable to the Prime Money Market Fund only:

Mortgage-Related Securities. Mortgage pass-through certificates are issued by governmental, government-related and private organizations and are backed by pools of mortgage loans. These mortgage loans are made by savings and loan associations, mortgage bankers, commercial banks and other lenders to home buyers throughout the United States. The securities are “pass-through” securities because they provide investors with monthly payments of principal and interest that, in effect, are a “pass-through” of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is the Government National Mortgage Association (“GNMA”), which is a wholly-owned US Government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation (“FHLMC”), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association (“FNMA”), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

1.               GNMA Mortgage Pass-Through Certificates (“Ginnie Maes”). Ginnie Maes represent an undivided interest in a pool of mortgage loans that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the loan pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying loans, Ginnie Maes are of the “modified pass-through” mortgage certificate type. GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgage loans. The GNMA guaranty is backed by the full faith and credit of the United States, and GNMA has unlimited authority to borrow funds from the US Treasury to make payments under the guaranty. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market by securities dealers and a variety of investors.

2.               FHLMC Mortgage Participation Certificates (“Freddie Macs”). Freddie Macs represent interests in groups of specified first lien residential conventional mortgage loans underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after

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default on an underlying loan, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market by FHLMC, securities dealers and a variety of investors.

3.               FNMA Guaranteed Mortgage Pass-Through Certificates (“Fannie Maes”). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one-family to four-family residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the loans in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated loans. The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates’ coupon rates and the payment history of the underlying borrowers.

Although the mortgage loans in a pool underlying a mortgage pass-through certificate will have maturities of up to 30 years, the average life of a mortgage pass-through certificate will be substantially less because the loans will be subject to normal principal amortization and also may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest mortgage rates tends to increase, thereby shortening the actual average life of the mortgage pass-through certificate. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage pass-through certificate. Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage pass-through certificates with underlying loans bearing interest rates in excess of the market rate can be less effective than typical noncallable bonds with similar maturities at “locking in” yields during periods of declining interest rates, although they may have comparable risks of declining in value during periods of rising interest rates.

Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations. Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. There is no active secondary market with respect to a particular variable rate instrument.

SELECTIVE DISCLOSURE OF THE SSGA FUNDS’ PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies (“Disclosure Policies”) that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Funds will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds’ fiscal quarter on their website at www.ssgafunds.com. Quarterly reports will remain on the site until the next quarter’s quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds’ portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

a)              The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds’ officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

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b)             The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds’ service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds’ Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds’ officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds’ Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

c)              The Disclosure Policies permit disclosure to numerous mutual Fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds’ Custodian or Fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department enter into a written obligation of confidentiality, approved by a Fund officer. No compensation or other consideration is paid as a part of any such arrangement.

d)             The Disclosure Policies permit the Advisor’s trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds’ Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

e)              The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a Fund may indicate that he owns XYZ company for the Fund only if the Fund’s ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds’ Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds’ Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Fund officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds’ Administrator, Advisor, Sub-Advisor and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The Funds described in this Statement are subject to fundamental investment restrictions as noted below. A fundamental restriction may only be changed by a vote of a “majority of the outstanding voting securities” of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more

8

than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.Unless otherwise noted, these restrictions apply on a Fund-by-Fund basis at the time an investment is made. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted. Except as specifically noted below:

1.               A Fund will not invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. Foreign and domestic branches of US banks and US branches of foreign banks are not considered a single industry for purposes of this restriction. (Prime Money Market Fund only.)

2.               A Fund will not borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund’s assets taken at market value, less liabilities other than borrowings. If at any time the Fund’s borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

3.               A Fund will not pledge, mortgage or hypothecate its assets. However, the Fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the Fund’s total assets to secure borrowings permitted by paragraph (2) above.

4.               A Fund will not with respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s assets and to not more than 10% of the outstanding voting securities of such issuer. (Prime Money Market Fund only.)

5.               A Fund will not make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into “repurchase agreements.”  A Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Fund’s total assets.

6.               A Fund will not invest more than 10% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days’ duration.

7.               A Fund will not purchase or sell puts, calls or invest in straddles, spreads or any combination thereof.

8.               A Fund will not make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

9.               A Fund will not purchase or sell real estate or real estate mortgage loans; provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

10.         A Fund will not purchase interests in oil, gas or other mineral exploration or development programs.

11.         A Fund will not purchase or sell commodities or commodity futures contracts.

12.         A Fund will not engage in the business of underwriting securities issued by others, except that the Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

13.         A Fund will not issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

14.         A Fund will not make investments for the purpose of gaining control of an issuer’s management.

15.         A Fund will not purchase the securities of any issuer if the SSgA Funds’ officers, Directors, Advisor or any of their affiliates beneficially own more than one-half of 1% of the securities of such issuer or together own beneficially more than 5% of the securities of such issuer. (Prime Money Market Fund only.)

16.         A Fund will not invest in securities of any issuer which, together with its predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund’s total assets would be invested in such securities, except that the Fund

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may invest in securities of a particular issuer to the extent their respective underlying indices invest in that issuer. (Prime Money Market Fund only.)

17.         A Fund will not purchase from or sell portfolio securities to its officers or directors or other “interested persons” (as defined in the 1940 Act) of the Fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders.

MANAGEMENT OF THE FUNDS

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of the Funds and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called “Investment Advisory and Other Services.”). The Trustees hold office for the life of the SSgA Funds. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of SSgA Funds shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The Trustees who are not “interested persons” of the SSgA Funds (the “Independent Trustees”) shall be eligible to serve as Chairman of the Board for a two-year term on a rotating basis. The officers, all of whom are elected annually by the Board of Trustees and employed by either the Administrator or the Advisor or their affiliates, are responsible for the day-to-day management and administration of the SSgA Funds’ operations. For the fiscal year ended August 31, 2007 the Board of Trustees held seven meetings (including one meeting of the Independent Trustees).

Committees of the Board of Trustees. There are four standing committees of the Board of Trustees:

•                  The Audit Committee’s primary functions are to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors’ specific representations as to their independence; meet with the Funds’ independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds’ financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors’ comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in Fund operations; (viii) pre-approve Fund audit services and associated fees; (ix) pre-approve non-audit services provided to the Fund and to the Funds’ Advisor or service affiliates (entities that are affiliated with the Funds’ investment advisor and provide ongoing services to the Funds) where the services have a direct impact on the operations of financial reporting of the Fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the Funds’ independent auditor regarding their audit; (xi) receive and consider reports from Fund management of any significant deficiencies in the design or operation of the Funds’ internal controls; (xii)  report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the SSgA Funds’ By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate. The Audit Committee consists of all of the Independent Trustees. For the fiscal year ended August 31, 2007 the Audit Committee held four meetings.

•                  The Valuation Committee’s primary purpose is to make fair value determinations as set forth in the SSgA Funds’ Securities Valuation Procedures. The SSgA Funds have established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (“State Street”) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees

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meeting. The Valuation Committee consists of all of the Independent Trustees and held no meetings during the fiscal year ended August 31, 2007

•                  The primary function of the Governance Committee and the Nominating Sub-Committee is to review and evaluate the composition and performance of the Board and make nominations for membership on all Board committees and review the responsibilities of each committee; and to review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees. The Nominating Committee will not consider nominees recommended by securities holders. The Governance Committee consists of all of the Independent Trustees. For the fiscal year ended August 31, 2007 the Governance Committee met twice.

•                  The primary functions of the Qualified Legal and Compliance Committee (the “QLCC”) are to receive quarterly reports from the SSgA Funds’ Chief Compliance Officer; to oversee generally the SSgA Funds’ responses to regulatory inquiries; and to investigate matters referred to it by the Chief Legal Officer and make recommendations to the Board regarding the implementation of an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the SSgA Funds, its officers or the Trustees. The Qualified Legal and Compliance Committee consists of all of the Independent Trustees. During the fiscal year ended August 31, 2007, the QLCC met five times.

The following lists the SSgA Funds’ Trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the Trustees, other directorships held during the past five years.

Interested Trustee

Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office	Principal Occupation(s) During Past 5 Years; Other Directorships Held	Number of Portfolios in Fund Complex Overseen by Trustee

Peter G. Leahy State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 47	• Trustee since 2005 • Interested Person of the SSgA Funds (as defined in the 1940 Act) • Term: Until successor is elected and qualified	• 2004 to Present, Executive Vice President, State Street Corporation; and September 2006 to Present, Chief Product Officer (1991-2004, Senior Vice President), State Street Global Advisors; and • Director, State Street Global Markets LLC.	27

Independent Trustees

Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office	Principal Occupation(s) During Past 5 Years; Other Directorships Held	Number of Portfolios in Fund Complex Overseen by Trustee

Lynn L. Anderson 909 A Street	• Chairman of the Board since 1988	• Director, Russell Trust Company; and • Until December 2005, Vice Chairman, Frank	27

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Tacoma, WA 98402 Age 68

•                  Independent Chairman since January 2006

•                  Member (ex officio), Audit Committee

•                  Member (ex officio), Governance Committee

•                  Member (ex officio), Valuation Committee

•                  Member (ex officio), QLCC

•                  Term: Until successor is elected and qualified

		Russell Company (institutional financial consultant) (Retired); and Chairman of the Board, Russell Investment Company and Russell Investment Funds (registered investment companies) (Retired).

William L. Marshall 909 A Street Tacoma, WA 98402 Age 65	• Trustee since 1988 • Chairman, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Member, QLCC • Term: Until successor is elected and qualified	• Chief Executive Officer and President, Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment advisor and provider of financial and related consulting services); • Certified Financial Planner and Member, Financial Planners Association; and • Registered Representative and Principal for Securities with Cambridge Investment Research, Inc., Fairfield, Iowa.	27

Steven J. Mastrovich 909 A Street Tacoma, WA 98402 Age 51	• Trustee since 1988 • Member, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Member, QLCC • Term: Until successor is elected and qualified	• Global Head of Structured Real Estate and Business Development, J.P. Morgan Investment Management (private real estate investment for clients primarily outside of the US to locate private real estate investments within the US).	27

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Patrick J. Riley 909 A Street Tacoma, WA 98402 Age 59	• Trustee since 1988 • Member, Audit Committee • Chairman, Governance Committee • Member, Valuation Committee • Member, QLCC • Term: Until successor is elected and qualified	• 2003 to Present, Associate Justice, Commonwealth of Massachusetts Superior Court; • 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); and • Director, SSgA Cash Management Fund plc; and State Street Global Advisors Ireland, Ltd. (investment companies).	27

Richard D. Shirk 909 A Street Tacoma, WA 98402 Age 62	• Trustee since 1988 • Member, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Member, QLCC • Audit Committee Financial Expert • Term: Until successor is elected and qualified	• March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); • Board Member, Healthcare Georgia Foundation (private foundation); and • September 2002 to Present, Board Member, Amerigroup Corp. (managed health care).	27

Bruce D. Taber 909 A Street Tacoma, WA 98402 Age 64	• Trustee since 1991 • Member, Audit Committee • Member, Governance Committee • Chairman, Valuation Committee • Member, QLCC	• Consultant, Computer Simulation, General Electric Industrial Control Systems (diversified technology and services company); and • Director, SSgA Cash Management Fund plc; and State Street Global Advisors Ireland, Ltd. (investment companies).	27

Henry W. Todd 909 A Street Tacoma, WA 98402 Age 60	• Trustee since 1988 • Alternate Chairman, Audit Committee • Member, Governance Committee • Member, Valuation Committee	• Chairman, President and CEO, A.M. Todd Group, Inc. (flavorings manufacturer); and • Director, SSgA Cash Management Fund plc; and State Street Global Advisors Ireland, Ltd. (investment companies).	27

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• Chairman, QLCC • Audit Committee Financial Expert • Term: Until successor is elected and qualified

Principal Officers

Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office	Principal Occupation(s) During Past Five Years

James E. Ross State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 42	• President and Chief Executive Officer from January 2006 to Present • Principal Executive Officer since 2005 • Term: Until successor is elected by Trustees

•                  2005 to Present, President (2001 to 2005, Principal), SSgA Funds Management, Inc. (investment advisor);

•                  March 2006 to Present, Senior Managing Director (2000 to 2006, Principal), State Street Global Advisors; and

•                  President, Principal Executive Officer and Trustee, SPDR Series Trust and SPDR Index Shares Funds; Trustee, Select Sector SPDR Trust; President, Principal Executive Officer and Trustee, State Street Master Funds and State Street Institutional Investment Trust (registered investment companies).

Ellen M. Needham State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 40	• Vice President since May 2006 • Term: Until successor is elected by Trustees

•                  Principal, SSgA Funds Management, Inc. (investment advisor); and

•                  July 2007 to Present, Managing Director (June 2006 to July 2007, Vice President; 2000 to June 2006, Principal), State Street Global Advisors.

Julie B. Piatelli State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 40	• Chief Compliance Officer since August 2007 • Term: Until successor is elected by Trustees	• 2004 to Present, Principal and Senior Compliance Officer, SSgA Funds Management, Inc.; Vice President, State Street Global Advisors; and • 1999 to 2004, Senior Manager, PricewaterhouseCoopers LLC.

Mark E. Swanson 909 A Street Tacoma, WA 98402	• Treasurer and Principal Accounting Officer since 2000

•                  Director – Fund Administration, Russell Investment Management Company and Russell Trust Company;

•                  Treasurer and Chief Accounting Officer, Russell Investment Company and Russell Investment Funds; and

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Age 43	• Term: Until successor is elected by Trustees	• Director, Russell Fund Distributors, Inc., Russell Investment Management Company, and Russell Fund Services Company.

Deedra S. Walkey 909 A Street Tacoma, WA 98402 Age 43	• Chief Legal Officer since 2005 • Term: Until successor is elected by Trustees

•                  Secretary and Chief Legal Officer, Frank Russell Company, Russell Insurance Agency Inc., Russell Investments Delaware Inc. (general partner of limited partnerships), Russell International Services Company Inc. (expatriate employee services), Russell Real Estate Advisors Inc., Russell Institutional Services Inc., and Russell Corporate Ventures Inc.; Chief Legal Officer, Russell Trust Company.

Gregory J. Lyons 909 A Street Tacoma, WA 98402 Age 47	• Secretary since 2007 • Term: Until successor is elected by Trustees

•                  Associate General Counsel and Assistant Secretary, Frank Russell Company, Russell Insurance Agency, Inc.;

•                  Director and Secretary, Russell Investment Management Company, Russell Fund Distributors, Inc., and Russell Fund Services Company; and

•                  Secretary and Chief Legal Counsel, Russell Investment Company and Russell Investment Funds

COMPENSATION

Independent Trustees are paid each calendar year an annual base retainer fee of $60,000. The SSgA Funds’ Chairman receives an additional annual retainer of $30,000. In addition to the foregoing retainer fees, the Independent Trustees receive an annual retainer for committee membership as follows: $6,000 (Audit Committee); $4,000 (Governance and Nominating Committee); $7,000 (Valuation Committee); and $4,000 (Legal and Compliance Committee). The Independent Trustees are paid a per-meeting fee for attendance of $6,000 (regular Board of Trustees meetings); $2,500 (Independent Trustees meetings); $4,000 (Audit Committee meetings), $2,500 (Governance and Nominating Committee meetings), $2,500 (Legal and Compliance Committee meetings called for purposes other than receiving reports from the Funds’ Chief Compliance Officer), $750 (telephonic meetings under thirty minutes), and $1,500 (telephonic meetings over thirty minutes). The Chairman of each Committee receives an additional annual fee as follows:  $10,000 (Audit Committee); and $5,000 (Governance and Nominating Committees, Legal and Compliance Committee, and Valuation Committee). The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance. As of the date of this Statement, the Trustees were not paid pension or retirement benefits as part of SSgA Funds’ expenses. However, the SSgA Funds have, pursuant to an exemptive order from the SEC, implemented an optional deferred compensation plan by which the Independent Trustees may defer receipt of compensation and receive a return on the deferred amount determined with reference to the performance of shares of specified SSgA Funds. The SSgA Funds’ officers are compensated by either the Administrator or the Advisor or their affiliates.

Trustee Compensation Table

For The Fiscal Year Ended August 31, 2007

	Aggregate Compensation From SSgA Funds	Pension Or Retirement Benefits Accrued As Part Of SSgA Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Funds And Fund Complex Paid To Trustees
Interested Trustee
Peter G. Leahy	$0	$0	$0	$0
Independent Trustees
Lynn L. Anderson, Chairman of the Board	$160,226	$0	$0	$160,226
William L. Marshall	$161,442	$0	$0	$161,442
Steven J. Mastrovich	$147,662	$0	$0	$147,662
Patrick J. Riley*	$152,782	$0	$0	$152,782
Richard D. Shirk	$148,111	$0	$0	$148,111
Bruce D. Taber	$154,155	$0	$0	$154,155
Henry W. Todd	$155,381	$0	$0	$155,381

*                 The total amount of deferred compensation payable to Patrick J. Riley was $152,782 for the fiscal year ended August 31, 2007.

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EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2006

Trustee	Dollar Range Of Equity Securities In Each Fund		Aggregate Dollar Range Of Equity Securities In All Registered Investment Companies Overseen By Trustees In Family of Investment Companies

Lynn L. Anderson	Disciplined Equity Fund	$10,001-$50,000	$50,001-$100,000
	Small Cap Fund	$10,001-$50,000

Peter G. Leahy	Emerging Markets Fund	Over $100,000	Over $100,000

William L. Marshall	Core Opportunities Fund	$10,001-$50,000	Over $100,000
	Disciplined Equity Fund	$10,001-$50,000
	Aggressive Equity Fund	$10,001-$50,000
	Emerging Markets Fund	$10,001-$50,000

Steven J. Mastrovich	None	$0	$0

Patrick J. Riley	Aggressive Equity Fund	$10,001-$50,000	Over $100,000
	International Stock Selection Fund	$50,001-$100,000
	Emerging Markets Fund	$50,001-$100,000
	Core Opportunities Fund	Over $100,000
	Small Cap Fund	Over $100,000
	Disciplined Equity Fund	Over $100,000

Richard D. Shirk	Core Opportunities Fund	$10,001-$50,000	Over $100,000

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	Small Cap Fund	$10,001-$50,000
	Emerging Markets Fund	$10,001-$50,000
	High Yield Bond Fund	$50,001-$100,000
	Tax Free Money Market Fund	$10,001-$50,000
	US Government Money Market Fund	$10,001-$50,000

Bruce D. Taber	Bond Market Fund	$10,001-$50,000	Over $100,000
	Disciplined Equity Fund	$10,001-$50,000
	Small Cap Fund	$10,001-$50,000
	Emerging Markets Fund	$10,001-$50,000
	Life Solutions Income and Growth Fund	$10,001-$50,000

Henry W. Todd	None	$0	$0

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street may from time to time have discretionary authority over accounts which invest in shares of the SSgA Funds. These accounts include accounts maintained for securities lending clients and accounts which permit the use of the Funds as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2007, State Street held of record less than 25% of the issued and outstanding shares of the SSgA Funds (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Funds. Consequently, State Street is not deemed to be a controlling person for purposes of the 1940 Act.

The Trustees and officers of Funds, as a group, own less than 1% of SSgA Funds’ voting securities.

As of November 30, 2007, the following shareholders owned of record 5% or more of the issued and outstanding shares of each Fund described in this Statement. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

Prime Money Market

•                  GFAS Control Acct Mt01, State Street Bank, P.O. Box 1992, Quincy, MA  02171–93.02%

US Treasury Money Market

•                  GFAS Control Acct Mt01, State Street Bank, P.O. Box 1992, Quincy, MA  02171–86.29%

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INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the “Advisor”) serves as the SSgA Funds’ investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the “Advisory Agreement”). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation. State Street, the SSgA Funds’ Custodian; Boston Financial Data Services, the Transfer and Dividend Paying Agent; and State Street Global Markets, LLC, the Funds’ Distributor, are affiliated persons of the Advisor. The address of the Advisor and State Street Corporation is State Street Financial Center, One Lincoln Street, Boston, MA  02111-2900.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the Funds and either a majority of all Trustees or a majority of the shareholders of the Funds approve its continuance. The Advisory Agreement may be terminated by the Advisor or a Fund without penalty upon sixty days’ notice and will terminate automatically upon its assignment. Please see the Funds’ Annual Reports to Shareholders for a discussion regarding the Board’s basis for approve the Advisory Agreement and the period covered by the approval.

Under the Advisory Agreement, the Advisor directs the SSgA Funds’ investments in accordance with each Fund’s investment objective, policies and limitations. For these services, each Fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of a Fund, calculated daily and paid monthly.

Advisory Expenses. The following table shows the expenses each Fund accrued to the Advisor during the fiscal years ended August 31:

Fund	2007	2006	2005
Prime Money Market	$18,588,675	$17,067,934	$17,559,933
US Treasury Money Market	$2,515,637	$3,018,608	$2,844,448

The Advisor has contractually agreed to waive up to the full amount of the Funds’ Advisory fee and reimburse all expenses to the extent that total expenses exceed a certain percentage (exclusive of non-recurring account fees and extraordinary expenses) in excess of a certain percentage of average daily net assets on an annual basis for certain Funds. The waivers for the Funds described in this Statement are in effect through December 31, 2008, and are considered from year to year on a calendar basis. The reimbursements are in effect through December 31, 2010. The waivers and reimbursements amounted to the following for the fiscal years ended August 31:

Fund	Contractual Fee Waiver (% of average daily net assets on an annual basis)	2007	2006	2005
Prime Money Market	Waiver of .5% of the .15% advisory fee	$6,196,225	$5,689,312	$5,852,647
US Treasury Money Market(1)	Waiver of .5% of the .15% advisory fee	$1,185,408	$1,811,165	$1,706,669

(1) The amounts waived in 2005 and 2006 reflects the contractual waiver of .15% of .25% Management Fee in effect until January 23, 2007.

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Fund	Contractual Fee Reimbursement (% of average daily net assets on an annual basis)	2007	2006	2005
Prime Money Market	Reimbursement of all expenses in excess of .20%	$1,365,512	$1,964,783	$2,104,989
US Treasury Money Market	Reimbursement of all expenses in excess of .20%	$198,883	$152,547	$55,620

ADMINISTRATOR

Beginning January 1, 2008, Russell Fund Services Company (“RFSC” or the “Administrator”) will serve as the SSgA Funds’ administrator, pursuant to an Administration Agreement dated January 1, 2008 (the “Administration Agreement”). RFSC is a wholly owned subsidiary of Russell Investment Management Company (“RIMCo”). Until January 1, 2008, RIMCo, a wholly owned subsidiary of Russell Investment Group, served as the SSgA Funds’ administrator pursuant to an Administration Agreement dated April 12, 1988. RIMCo will transfer its rights and duties under the Administration Agreement and benefits from the Administration Agreement to RFSC. Other than the change of parties, all other terms of the Administrative Agreement will remain the same. The Administrator’s mailing address is 909 A Street, Tacoma, WA  98402.

Russell Investment Group is part of Russell Investments which, through its subsidiaries, provides comprehensive money manager evaluation services to institutional clients, including RIMCo. Russell Investments provides other services to large pools of investment assets, including:  (1) investment management services for Russell subsidiary-sponsored funds; and (2) transition management and portfolio implementation services. Russell Investments is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company. Founded in 1857, Northwestern Mutual is a mutual insurance company organized under the laws of Wisconsin. Northwestern Mutual, its subsidiaries and affiliates offer insurance and investment products and advisory services that address client needs for financial protection, capital accumulation, and estate preservation and distribution. Products and services for the personal, business, estate and pension markets include permanent and term life insurance, disability income insurance, long-term care insurance, annuities, trust services and mutual funds.

Pursuant to the Administration Agreement with the SSgA Funds, the Administrator will:  (1) supervise all aspects of the Funds’ operations; (2)  provide the Funds with administrative and clerical services, including the maintenance of certain of the Funds’ books and records; (3) arrange the periodic updating of the Funds’ Prospectuses and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the Securities and Exchange Commission; and (5) provide the Fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each Fund multiplied by the following percentages:

Money Market Portfolios

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US Equity Portfolios

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US Fixed Income Portfolios

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

International Portfolios

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

Feeder Portfolios(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable Fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by Fund type, should the Fund cease operating as a Feeder Portfolio.

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For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if a Fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular Fund is equal to the percentage of average aggregate daily net assets that are attributable to that Fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any Fund without penalty upon sixty days’ notice and will terminate automatically upon its assignment.

Administration Expenses. The following table shows the expenses each Fund accrued to the Administrator during the fiscal years ended August 31:

Fund	2007	2006	2005
Prime Money Market	$3,785,332	$3,488,695	$3,563,838
US Treasury Money Market	$406,176	$370,349	$346,524

CUSTODIAN

State Street Bank and Trust Company serves as the SSgA Funds’ Custodian. State Street is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street also provides the basic portfolio recordkeeping required by the SSgA Funds for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following:

•                  Fund Accounting. A fee payable monthly on a pro rata basis, based on month-end net assets of each Fund:  First $20 billion—1.00 basis point (b.p.); next $10 billion—0.75 b.p.; over $30 billion—0.50 b.p. (domestic accounting); First $1 billion—3.50 b.p.; over $1 billion—2.00 b.p. (international accounting);

•                  Custody. A fee payable monthly on a pro rata basis, based on the following percentages of month-end net assets (excluding short term sweep investments into other than the SSgA Funds money market portfolios:  First $20 billion—0.40 b.p.; over $20 billion—0.20 b.p.

•                  Portfolio Trading (per domestic transaction). Charges range from $5 to $75 depending on the type of transaction.

•                  Global Custody. A fee payable monthly on a pro rata basis, based on a certain percentage of month-end net assets, ranging from 6 b.p. to 40 b.p., depending on the country in which securities are held.

•                  Pricing. Monthly quote charge, based on month-end positions: annual base pricing charge, per Fund, $4,500. Charges range from $4 to $16, depending on the type of security. Fair value pricing (per Fund annually): ITG pricing—$10,000; State Street pricing—$4,000;

•                  Yields. $4,200 per Fund annually;

•                  On-Line Access Charge. $960 per Fund annually

•                  Multiple Classes of Shares. $18,000 per class annually;

•                  Fund of Funds. Accounting fee, daily priced—$9,000 per Fund of Fund annually; Each additional class—$9,000 per class annually; Transactions—$5 each.

•                  Feeder Funds. $15,000 per feeder annually;

•                  Earnings Credit. A balance credit is applied against the above fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

•                  Special Services. Wash sales system and —$3,000 per Fund annually; ITELS—$3,000 per Fund annually; Qualified dividend income reporting—$500 per Fund; Chief Compliance Officer reporting fees—$600 per Fund annually; and

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•                  Out of Pocket Expenses at Cost. Include but are not limited to:  annual maintenance fee of $3,000, telephone and other communication lease line charges; SWIFT trade charges, SAS 70 and SAS 99 charges agreed upon procedures review, wire charges of $5, postage and insurance, courier fees, duplicating, legal fees, supplies relating to Funds records, sub-custodian charges, audit letter, stamp duties, proxy fees and archive/document storage costs.

The Custodian’s address is 200 Newport Avenue, Josiah Quincy Building JQ5S, North Quincy, MA  02171.

TRANSFER AND DIVIDEND PAYING AGENT

Boston Financial Data Services, Inc. (“BFDS”) serves as the Transfer and Dividend Paying Agent. BFDS is a joint venture of State Street Corporation and DST Systems, Inc. BFDS is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 Fund minimum (26 to 35 CUSIPs) or $12,000 Fund minimum (over 35 CUSIPs). BFDS is also paid the following activity based fees:  $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each Fund based on the average net asset value of each Fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. BFDS is reimbursed by each Fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the Fund. BFDS’s principal business address is 2 Heritage Drive, North Quincy, MA  02171.

DISTRIBUTOR

State Street Global Markets, LLC (the “Distributor”) serves as the distributor of Fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended (the “Distribution Agreement”). The Distribution Agreement shall continue in effect for each Fund for two years following its effective date with respect to the Fund; and thereafter only so long as its continuance is specifically approved at least annually by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval, or by vote of a majority of the outstanding voting securities of the Fund. The Distributor offers the shares of each Fund on an agency or “best efforts” basis under which the SSgA Funds shall only issue such shares as are actually sold. The Distributor is a wholly owned subsidiary of State Street Corporation. The Distributor’s mailing address is State Street Financial Center, One Lincoln Street, Boston, MA  02111-2900.

Distribution Expenses. The following table shows the expenses each Fund accrued to the Distributor during the fiscal years ended August 31:

Fund	2007	2006	2005
Prime Money Market	$2,176,147	$2,280,436	$2,608,503
US Treasury Money Market	$291,752	$280,817	$187,136

For the fiscal year ended August 31, 2007 these amounts are reflective of the following individual payments:

Fund	Advertising	Printing	Compensation to Dealers	Compensation to Sales Personnel	Other*
Prime Money Market	$483,267	$220,430	$11,250	$17,004	$1,444,196
US Treasury Money Market	$57,948	$26,334	$5,784	$25,122	$176,564

*           Includes such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

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CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and SSgA Funds have each adopted a code of ethics (the SSgA Funds’ code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the Funds’ service providers and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the SSgA Funds. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions.  Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the SSgA Funds’ service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLANS AND SHAREHOLDER SERVICING ARRANGEMENTS

Distribution Plans.  Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a Fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a Fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule.  Accordingly, each class of shares offered by the SSgA Funds operates under a separate Rule 12b-1 plan providing for payment of distribution expenses up to the plan limit.

In connection with the Trustees’ consideration of whether to adopt the distribution plans, the Distributor, as the Funds’ principal underwriter, represented to the Trustees that the Distributor believes that the distribution plans should result in increased sales and asset retention by enabling the Funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a distribution plan or under an alternative distribution arrangement, the level of sales and asset retention that a Fund would have.  The distribution plans do not provide for a Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years.  A quarterly report of the amounts expended under all of the distribution plans in operation, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review.  No distribution plan may be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that are paid by the Funds.  The distribution plans and any material amendments must be approved annually by all of the Trustees and by the Trustees who are neither “interested persons” (as defined in the 1940 Act) of the Funds nor have any direct or indirect financial interest in the operation of the distribution plan or any related agreements.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Institutional Plan. The original class of shares of the SSgA Funds is referred to as the “Institutional Class.”  The Plan of Distribution Pursuant to Rule 12b-1 Plan for the Institutional Class (the “Institutional Plan”) was adopted by the Board of Trustees on January 8, 1992.  The Institutional Plan was restated on April 9, 2002 to update current operations.  The Institutional Plan provides for reimbursement for distribution expenses up to the plan limit.  The Institutional Plan provides that each Institutional Class Fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services.  The Institutional Plan does not provide for a Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years.

Payments to the Distributor for the sale and distribution of Institutional Class shares, are not permitted by the Institutional Plan to exceed .25% of a Fund’s average net asset value per year.  Payments to Financial Intermediaries providing shareholder services to the Institutional Class are not permitted by the Institutional Plan to exceed .20%. Any payments that are required to be made to the Distributor or Financial Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Institutional Plan is in effect.  The Fund’s liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred.

Distribution and Shareholder Servicing. Payments under the distribution plans are made to the Distributor to finance activity which is intended to result in the sale and retention of Fund shares including:  (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and (4) expenses incurred in connection with the promotion and sale of Fund shares, including Distributor’s overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel. Under the distribution plans, the SSgA Funds and/or the Distributor may also enter into service agreements with various financial institutions, such as banks,

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broker-dealers, financial advisors or other financial institutions, including the Advisor and its affiliates (each of which is referred to as a Financial Intermediary) to provide shareholder servicing with respect to the shares held by or for the customers of the Financial Intermediaries.  Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law. Under the service agreements, the Financial Intermediaries may provide various services for such customers, including: (1) answering inquiries regarding the Funds; (2) assisting customers in changing dividend options, account designations and addresses; (3) performing subaccounting for such customers; (4) establishing and maintaining customer accounts and records; (5) processing purchase and redemption transactions; (6) providing periodic statements showing customers’ account balances and integrating such statements with those of other transactions and balances in the customers’ other accounts serviced by the Financial Intermediaries; (7) arranging for bank wires transferring customers’ proceeds; and (8) such other services as the customers may request in connection with their accounts, to the extent permitted by applicable statute, rule or regulation. Shareholder services may also include sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.  Financial Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees to their customers for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Financial Intermediaries who sell shares of the Fund.  Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the Fund. As of the 12 months ended August 31, 2007, the Advisor and/or Distributor made such cash payments to nine Financial Intermediaries.  Financial Intermediaries are compensated based on the average daily value of all shares of each Fund owned by customers of the Financial Intermediary.  From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Financial Intermediaries in the form of (1) ordinary and usual gratuities, tickets and other business entertainment; and/or (2) sponsorship of regional or national events of Financial Intermediaries.

Institutional Class Distribution and Shareholder Servicing. Under the Institutional Plan, Financial Intermediaries may receive from the SSgA Funds and/or the Distributor, payment that shall not exceed .20% per annum of the average daily net asset value of the Institutional Class shares owned by or for shareholders with whom the Financial Intermediary has a servicing relationship.

With respect to the Institutional Class, the SSgA Funds have entered into service agreements with State Street and the following entities affiliated with State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC.  The purpose of the service agreements is to obtain shareholder services for Fund shares owned by clients of each of these entities.  In return for these services, the SSgA Funds and/or Distributor pay the Financial Intermediaries that are affiliated with State Street monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the Fund’s shares owned by or for shareholders with whom the affiliated Financial Intermediary has a servicing relationship. The service agreements with affiliated Financial Intermediaries are reviewed annually by the Board of Trustees.

Shareholder Servicing Fees to State Street. The following table shows the expenses each Fund accrued to State Street, under a Service Agreement pursuant to Rule 12b-1, during the fiscal years ended August 31:

Fund	2007	2006	2005
Prime Money Market	$3,098,183	$2,844,656	$2,929,302
US Treasury Money Market	$332,565	$301,861	$284,445

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts.  The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA  02116.

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LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Joseph P. Barri LLC, 259 Robbins Street, Milton, MA  02186, provides legal services to the Independent Trustees.

BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the SSgA Funds by the Advisor.  Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services.  Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the Funds pay a spread which is included in the cost of the security, and is the difference between the dealer’s cost and the cost to the Funds.  When a Fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade.  Securities may be purchased from underwriters at prices that include underwriting fees.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances).  The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to:  liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur.  The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds’ assets for, or participate in, third party soft-dollar arrangements, although the Advisor may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services.  The Advisor does not “pay up” for the value of any such proprietary research. The Advisor may aggregate trades with clients of State Street Global Advisors, whose commission dollars are used to generate soft dollar credits.  Although the Advisor’s clients’ commissions are not used for third party soft dollars, the clients may benefit from the soft dollar products/services received by State Street Global Advisors.

Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the SSgA Funds’ procedures adopted in accordance with Rule 17e-1 of the 1940 Act.  The SSgA Funds have adopted procedures pursuant to Rule 12b-1(h) of the 1940 Act that are reasonably designed to prevent the Advisor from directing brokerage in consideration of distribution of Funds shares.

With respect to brokerage commissions, if commissions are generated by a Fund, the Board reviews, at least annually, the commissions paid by a Fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a Fund.

Top 10 Brokers. During the fiscal year ended August 31, 2007 the Funds described in this Statement purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the Fund’s ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the Fund.  The following table shows the value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2007:

Prime Money Market	Principal ($000)
UBS Securities LLC	$144,866,322
Banc of America Securities LLC	$101,242,536
JM Lummis & Company, Inc.	$71,713,311
Lehman Brothers, Inc.	$67,713,620
Morgan Stanley	$65,310,800
Credit Suisse First Boston Corp.	$35,825,433
Deutsche Morgan Grenfell	$32,275,192
HSBC	$24,309,153
ABN AMRO	$23,162,578
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$22,954,288

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US Treasury Money Market	Principal ($000)
Morgan Stanley	$50,671,920
HSBC	$46,188,375
Bear Stearns	$45,241,257
BNP Paribas	$44,159,444
Fortis Bank	$43,540,000
Deutsche Morgan Grenfell	$41,107,409
ABN AMRO	$26,417,226
ING Baring	$21,863,000
Lehman Brothers, Inc.	$9,560,958
Banc of America Securities LLC	$9,346,879

The Funds described in this Statement normally do not pay a stated brokerage commission on transactions.

PRICING OF FUND SHARES

Shares of the SSgA Funds are offered without a sales commission by the Distributor to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity.  The Prime Money Market Fund determines net asset value per share once each business day at 4 p.m. Eastern time. The US Treasury Money Market Fund determines net asset value per share once each business day as of 3 p.m. Eastern time.

A business day is one on which the New York Stock Exchange is open. Pricing does not occur on non-business days.  Currently, the Fund is open every weekday except New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Memorial Day, Good Friday, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on certain days, such as Christmas Eve and New Year’s Eve and before certain other holidays.  Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

It is each Fund’s policy to use its best efforts to maintain a constant price per share of $1.00, although there can be no assurance that the $1.00 net asset value per share will be maintained.  In accordance with this effort and pursuant to Rule 2a-7 under the 1940 Act, the money market funds use the amortized cost valuation method to value its portfolio instruments.  This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates.  While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on a Fund’s shares computed by dividing the annualized daily income on a Fund’s portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates.  In periods of rising interest rates, the daily yield on Fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Trustees have established procedures reasonably designed to stabilize the Fund’s price per share at $1.00.  These procedures include:  (1) the determination of the deviation from $1.00, if any, of a Fund’s net asset value using market values; (2) periodic review by the Trustees of the amount of and the methods used to calculate the deviation; and (3) maintenance of records of such determination.  The Trustees will promptly consider what action, if any, should be taken if such deviation exceeds 1/2 of one percent.

The SSgA Funds received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a Fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

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TAXES

The tax discussion in this document is only a summary of certain United States federal income tax issues generally affecting the Funds and their shareholders.  The following assumes any Fund shares will be capital assets in the hands of a shareholder.  Circumstances among investors may vary, so you are encouraged to discuss investment in the SSgA Funds with your tax advisor. Each portfolio of the SSgA Funds intends to qualify each year as a “regulated investment company” (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  As a RIC, each Fund is generally not subject to federal income taxes to the extent it distributes its net investment income and net capital gain  (long-term capital gains in excess of short-term capital losses) to shareholders.  The Board intends to distribute each year substantially all of the SSgA Funds’ net investment income and net capital gain.  It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice. If a Fund fails to qualify as a RIC for any taxable year, it will be subject to tax as a “C” corporation and may be limited in its ability to qualify as a RIC in the future.

Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of:  (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from the preceding calendar year.  For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such months will be deemed to have been received on December 31 of such year if the dividends are paid by the Fund subsequent to December 31 but prior to February 1 of the following year.

Any capital loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gain dividends received with respect to such shares.

Foreign shareholders should consult their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

At August 31, 2007, the US Treasury Money Market Fund had net basis capital loss carryovers in the amount of $3,049, expiration date 8/31/2015. This amount may be applied against any realized net taxable gains in each succeeding year or until the respective expiration date, whichever occurs first.

CALCULATION OF PERFORMANCE DATA

The SSgA Funds compute average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission.  Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the Fund as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

where:	P =	a hypothetical initial payment of $1,000
	T =	average annual total return
	n =	number of years
	ERV =	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the Funds are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.  Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

The current annualized yield of the Funds may be quoted in published material.  The yield is calculated daily based upon the seven days ending on the date of calculation (“base period”).  The yields are computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing the net change in the account value by

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the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent.  An effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7]-1

The yields quoted are not indicative of future results.  Yields will depend on the type, quality, maturity, and interest rate of money market instruments held by the Funds.  The following table shows each Fund’s current and effective yields for the seven-day period ended August 31, 2007:

Fund	Current Yield	Effective Yield
Prime Money Market	5.24%	6.16%
US Treasury Money Market	4.78%	5.53%

ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

The SSgA Funds will not hold an annual meeting of shareholders.  Special meetings may be convened:  (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board’s failure to honor the shareholders’ request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each Fund share has one vote.  There are no cumulative voting rights.  There is no annual meeting of shareholders, but special meetings may be held.  On any matter that affects only a particular investment Fund, only shareholders of that Fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The Fund share represents an equal proportionate interest in the Fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the Fund as may be declared by the Board of Trustees.  Fund shares are fully paid and nonassessable by the SSgA Funds and have no preemptive rights.

The SSgA Funds do not issue share certificates.  Instead, the Transfer Agent sends monthly statements to shareholders of the Fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts.  Each statement also sets forth the balance of shares held in the account.

The SSgA Funds are authorized to divide shares of any Fund into two or more classes of shares.  The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase Fund provisions and conditions under which any Fund may have separate voting rights or no voting rights.  Each class of shares is entitled to the same rights and privileges as all other classes of the Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund’s portfolio securities.  The SSgA Funds includes the Institutional Class (the original class of shares), and two additional classes of shares:  Class R (SSgA Bond Market, Core Opportunities, Small Cap, Aggressive Equity, International Stock Selection and Life Solutions Income and Growth, Life Solutions Balanced and Life Solutions Growth Funds) and Select Class (SSgA Emerging Markets Fund).

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FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA Funds shares are not endorsed or guaranteed by State Street or its affiliates, are not deposits or obligations of State Street or its affiliates, and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the Fund.  If the Advisor were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services.  In such event, changes in the operation of the Fund may occur.  It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor.  The Advisor’s proxy voting policy is attached to this Statement.  You may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (1) without charge, upon request, by calling 1-800-997-7327; (2) on the Funds’ website at www.ssgafunds.com; and (3) on the US Securities and Exchange Commission’s website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

Each individual Fund of the SSgA Funds is a series of a “Massachusetts business trust.” A copy of the SSgA Funds’ First Amended and Restated Master Trust Agreement (the “Declaration of Trust”) is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the SSgA Funds are designed to make the SSgA Funds similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust provides that the shareholders are not subject to any personal liability for the acts or obligations of the SSgA Funds and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the SSgA Funds contains a provision to the effect that the shareholders are not personally liable.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (1) tort claims, (2) contract claims where the provision referred to is omitted from the undertaking, (3) claims for taxes, and (4) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the SSgA Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the SSgA Funds. The Trustees intend to conduct the operations of the SSgA Funds in a way as to avoid, as far as possible, ultimate liability of the shareholders.

The Declaration of Trust further provides that the name of the SSgA Funds refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the SSgA Funds, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the SSgA Funds for any satisfaction of claims arising in connection with the affairs of the SSgA Funds. With the exceptions stated, the Trust’s Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the SSgA Funds.

The SSgA Funds shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

FINANCIAL STATEMENTS

Each Fund’s financial statements for the fiscal year ended August 31, 2007, appearing in the Funds’ 2007Annual Report to Shareholders, and the reports thereon of Deloitte & Touche LLP, an independent registered public accounting firm, also appearing

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therein, are incorporated by reference in this Statement of Additional Information.  For a more complete discussion of each Fund’s performance, please see the Funds’ Annual Reports to Shareholders, which may be obtained without charge by calling
1-800-647-7327 or through the Funds’ website at www.ssgafunds.com.

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DESCRIPTION OF SECURITIES RATINGS

Moody’s Investors Service, Inc. (“Moody’s”)

Long-Term Debt Ratings.

•                  Aaa — Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

•                  Aa — Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

•                  A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

•                  Baa — Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Long-Term Corporation and Tax-Exempt Debt Ratings. The two highest ratings of Moody’s for tax-exempt and corporate bonds are Aaa and Aa.  Tax-exempt and corporate bonds rated Aaa are judged to be of the “best quality.”  The rating of Aa is assigned to bonds which are of “high quality by all standards.”  Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger.  Moody’s may modify a rating of Aa by adding numerical modifiers of 1, 2 or 3 to show relative standing within the Aa category.  The foregoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a “con” indicating the bonds are rated conditionally.  Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition.  In addition, Moody’s has advised that the short-term credit risk of a long-term instrument sometimes carries a MIG rating or one of the commercial paper ratings described below.

Short-Term Corporate, Commercial Paper and Tax-Exempt Debt Ratings. Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations.  These obligations have an original maturity not exceeding one year, unless explicitly noted.  Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

•                  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•                  Leading market positions in well-established industries.

•                  High rates of return on funds employed.

•                  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•                  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•                  Well-established access to a range of financial markets and assured sources of alternate liquidity.

•                  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternative liquidity is maintained.

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•                  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

•                  Issuers rated Not Prime do not fall within any of the Prime rating categories.

Tax-Exempt Note Ratings. Moody’s ratings for state and municipal notes and other short-term obligations are designated Moody’s Investment Grade (“MIG”).  MIG-1/VMIG-1 denotes best quality.  There is present strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.  MIG-2/VMIG-2 denotes high quality, with margins of protection ample although not as large as in the MIG-1/VMIG-1 group.

Standard & Poor’s Corporation (“S&P”)

Long-Term Debt Ratings.  The ratings are based, in varying degrees, on the following considerations:  (1) The likelihood of default — capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

•                  AAA — Debt rated AAA has the highest rating assigned by S&P.  Capacity to pay interest and repay principal is extremely strong.

•                  AA — Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

•                  A — Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

•                  BBB — Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-):  The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short-Term Corporate, Commercial Paper and Tax-Exempt Debt Ratings. The two highest ratings of S&P for tax-exempt and corporate bonds are AAA and AA.  Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal.  Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree.  The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.  The foregoing ratings are sometimes followed by a “p” indicating that the rating is provisional.  A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project.  This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market.  Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest.  These categories are as follows:

•                  A-1 — This highest category indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

•                  A-2 — Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated A-1.

Tax-Exempt Notes Ratings. An S&P rating of SP-1 indicates very strong or strong capacity to pay principal and interest.  Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.  Notes rated SP-2 are issued by issuers that exhibit satisfactory capacity to pay principal and interest.

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Fitch’s Investors Service, Inc. (“Fitch”)

Long-Term Corporate and Tax-Exempt Debt Ratings. The two highest ratings of Fitch for tax-exempt and corporate bonds are AAA and AA.  AAA bonds are considered to be investment grade and of the highest credit quality.  The obligor is judged to have an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.  AA bonds are considered to be investment grade and of very high credit quality.  The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.  Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.  Plus (+) and minus (-) signs are used with the AA rating symbol to indicate relative standing within the rating category.

Short-Term Corporate, Commercial Paper, and Tax-Exempt Debt Ratings. Fitch’s short-term ratings apply to tax-exempt and corporate debt obligations that are payable on demand or have original maturities of up to three years.  The highest rating of Fitch for short-term securities encompasses both the F-1+ and F-1 ratings.  F-1+ securities possess exceptionally strong credit quality.  Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.  F-1 securities possess very strong credit quality.  Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.  F-2 securities possess good credit quality and have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.Commercial paper rated by Fitch reflects Fitch’s current appraisal of the degree of assurance of timely payment of such debt.  An appraisal results in the rating of an issuer’s paper as F-1, F-2, F-3, or F-4.

•                  F-1 — This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

•                  F-2 — Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

Duff & Phelps Credit Rating Co. (“D&P”)

Long-Term Corporate and Tax-Exempt Debt Ratings. The two highest ratings of D&P for tax-exempt and corporate fixed-income securities are AAA and AA.  Securities rated AAA are of the highest credit quality.  The risk factors are considered to be negligible, being only slightly more than for risk-free US Treasury debt.  Securities rated AA are of high credit quality.  Protection factors are strong.  Risk is modest but may vary slightly from time to time because of economic conditions.  The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.

Short-Term Corporate, Commercial Paper and Tax-Exempt Debt Ratings. The highest rating of D&P for commercial paper is Duff 1.  D&P employs three designations, Duff 1 plus, Duff 1 and Duff 1 minus, within the highest rating category.  Duff 1 plus indicates highest certainty of timely payment.  Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is judged to be outstanding, and safety is just below risk-free US Treasury short-term obligations.  Duff 1 indicates very high certainty of timely payment.  Liquidity factors are excellent and supported by strong fundamental protection factors.  Risk factors are considered to be minor.  Duff 1 minus indicates high certainty of timely payment.  Liquidity factors are strong and supported by good fundamental protection factors.  Risk factors are very small.  Duff 2 indicates good certainty of timely payment.  Liquidity factors and company fundamentals are sound.  Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good.  Risk factors are small.

IBCA Limited and IBCA Inc. (“IBCA”)

Long-Term Corporation and Tax-Exempt Debt Ratings. The two highest ratings of IBCA for corporate bonds are AAA and AA.  Obligations rated AAA by IBCA have the lowest expectation of investment risk.  Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.  Obligations for which there is a very low expectation of investment risk are rated AA.  IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within a major rating category.  IBCA does not rate tax-exempt bonds.

Short-Term Corporate and Tax-Exempt Debt Ratings. IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal banking subsidiaries.  The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment.  Those obligations rated A1+ are supported by the highest capacity for timely repayment.  The designation A-2 by IBCA indicates that the obligation is supported by a satisfactory capacity for timely payment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Thompson BankWatch (“Thompson”)

Long-Term Corporation and Tax-Exempt Debt Ratings. The two highest ratings of Thomson for corporate bonds are AAA and AA.  Bonds rated AAA are of the highest credit quality.  The ability of the obligor to repay principal and interest on a timely basis is

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considered to be very high.  Bonds rated AA indicate a superior ability on the part of the obligor to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.  These ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.  Thomson does not rate tax-exempt bonds.

Short-Term Corporate and Tax-Exempt Debt Ratings. Thomson’s short-term paper ratings assess the likelihood of an untimely payment of principal or interest of debt having a maturity of one year or less which is issued by banks and financial institutions.  The designation TBW-1 represents the highest short-term rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.  The designation TBW-2 represents the second highest short-term rating category and indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

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PROXY VOTING POLICY

Introduction

SSgA Funds Management, Inc. (“FM”) seeks to vote proxies for which it has discretionary authority in the best interests of its clients.  This entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio’s holdings with respect to proposals that are reasonably anticipated to have an impact on the current or potential value of a security.  Absent unusual circumstances or specific client instructions, we vote proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies.  FM takes the view that voting in a manner consistent with maximizing the value of our clients’ holdings will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (“SSgA”) Investment Committee.  The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to the FM Proxy Review Committee, a subcommittee of the SSgA Investment Committee.  FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

1)              describes its proxy voting procedures to its clients in Part II of its Form ADV;

2)              provides the client with this written proxy policy, upon request;

3)              discloses to its clients how they may obtain information on how FM voted the client’s proxies;

4)              matches proxies received with holdings as of record date;

5)              reconciles holdings as of record date and rectifies any discrepancies;

6)              generally applies its proxy voting policy consistently and keeps records of votes for each client;

7)              documents the reason(s) for voting for all non-routine items; and

8)              keeps records of such proxy voting available for inspection by the client or governmental agencies.

Process

The FM Manager of Corporate Governance is responsible for monitoring proxy voting on behalf of our clients and executing the day to day implementation of this Proxy Voting Policy. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee.

In order to facilitate our proxy voting process, FM retains Institutional Shareholder Services (“ISS”), a firm with expertise in the proxy voting and corporate governance fields.  ISS assists in the proxy voting process, including acting as our voting agent (i.e. actually processing the proxies), advising us as to current and emerging governance issues that we may wish to address, interpreting this policy and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments.  This Policy does not address all issues as to which we may receive proxies nor does it seek to describe in detail all factors that we may consider relevant to any particular proposal.  To assist ISS in interpreting and applying this Policy, we meet with ISS at least annually, provide written guidance on certain topics generally on an annual basis and communicate more regularly as necessary to discuss how specific issues should be addressed.  This guidance permits ISS to apply this Policy without consulting us as to each proxy but in a manner that is consistent with our investment view and not their own governance opinions.  If an issue raised by a proxy is not addressed by this Policy or our prior guidance to ISS, ISS refers the proxy to us for direction on voting.  On issues that we do not believe affect the economic value of our portfolio holdings or are considered by us to be routine matters as to which we have not provided specific guidance, we have agreed with ISS to act as our voting agent in voting such proxies in accordance with its own recommendations which, to the extent possible, take into account this Policy and FM’s general positions on similar matters.  The Manager of Corporate Governance is responsible, working with ISS, for submitting proxies in a timely manner and in accordance with our policy.  The Manager of Corporate Governance works with ISS to establish and update detailed procedures to implement this policy.

From time to time, proxy votes will be solicited which fall into one of the following categories:

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(i)                                     proxies which involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); or

(ii)                                  proxies which are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

These proxies are identified through a number of methods, including but not limited to notification from ISS, concerns of clients, review by internal proxy specialists, and questions from consultants.  The role of third parties in identifying special circumstances does not mean that we will depart from our guidelines; these third parties are all treated as information sources.  If they raise issues that we determine to be prudent before voting a particular proxy or departing from our prior guidance to ISS, we will weigh the issue along with other relevant factors before making an informed decision.  In all cases, we vote proxies as to which we have voting discretion in a manner that we determine to be in the best interest of our clients.  As stated above, if the proposal has a quantifiable effect on shareholder value, we seek to maximize the value of a portfolio’s holdings.  With respect to matters that are not so quantifiable, we exercise greater judgment but still seek to maximize long-term value by promoting sound governance policies.  The goal of the Proxy Voting Committee is to make the most informed decision possible.

In instances of special circumstances or issues not directly addressed by our policies or guidance to ISS, the FM Manager of Corporate Governance will refer the item to the Chairman of the Investment Committee for a determination of the proxy vote.  The first determination is whether there is a material conflict of interest between the interests of our client and those of FM or its affiliates (as explained in greater detail below under “Potential Conflicts”).  If the Manager of Corporate Governance and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under “Potential Conflicts” is followed.  If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients.  At this point, the Chairman of the Investment Committee makes a voting decision in our clients’ best interest.  However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy item to the Proxy Review Committee and/or to the entire Investment Committee for a final decision on voting the proxy.  The Investment Committee will use the same rationale for determining the appropriate vote.

FM reviews proxies of non-US issuers in the context of these guidelines.  However, FM also endeavors to show sensitivity to local market practices when voting these proxies, which may lead to different votes. For example, in certain foreign markets, items are put to vote which have little or no effect on shareholder value, but which are routinely voted on in those jurisdictions; in the absence of material effect on our clients, we will follow market practice.  FM votes in all markets where it is feasible to do so.  Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction.  In such a case, FM will be unable to vote such a proxy.

Voting

For most issues and in most circumstances, we abide by the following general guidelines.  However, it is important to remember that these are simply guidelines.  As discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

I.                                         Generally, FM votes for the following ballot items:

Board of Directors

•                  Elections of directors who (i) we determine to be adequately independent of management and (ii) do not simultaneously serve on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer).  Factors that we consider in evaluating independence include whether the nominee is an employee of or related to an employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, or whether the nominee receives non-board related compensation from the issuer

•                  Directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry.  In making such a determination, we review whether the compensation is overly dilutive to existing shareholders.

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•                  Proposals to limit directors’ liability and/or expand indemnification of directors, provided that a director shall only be eligible for indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office

•                  Discharge of board members’ duties*, in the absence of pending litigation, governmental investigation, charges of fraud or other indicia of significant concern

•                  The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board’s key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues.

•                  Mandates requiring a majority of independent directors on the Board of Directors

•                  Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

•                  Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

•                  Elimination of cumulative voting

•                  Establishment of confidential voting

Auditors

•                  Approval of auditors, unless the fees paid to auditors are excessive; auditors’ fees will be deemed excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditors

•                  Auditors’ compensation, provided the issuer has properly disclosed audit and non-audit fees relative to market practice and that non-audit fees for the prior year constituted no more than 50% of the total fees paid to the auditors

•                  Discharge of auditors*

•                  Approval of financial statements, auditor reports and allocation of income

•                  Requirements that auditors attend the annual meeting of shareholders

•                  Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

•                  Establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

* Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

* Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

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Capitalization

•                  Dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend which constitutes 30% or more of net income

•                  Authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase

•                  Capitalization changes which eliminate other classes of stock and/or unequal voting rights

•                  Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50%  of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies.

•                  Elimination of pre-emptive rights for share issuance of less than a certain  percentage (country specific - ranging from 5% to 20%) of the outstanding shares, unless even such small amount could have a material dilutive effect on existing shareholders (e.g. in illiquid markets)

Anti-Takeover Measures

•                  Elimination of shareholder rights plans (“poison pill”)

•                  Amendment to a shareholder rights plans (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced)

•                  Adoption or renewal of a non-US issuer’s shareholder rights plans (“poison pill”) if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

•                  Reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such reduction or elimination

•                  Mandates requiring shareholder approval of a shareholder rights plans (“poison pill”)

•                  Repeals of various anti-takeover related provisions

Executive Compensation/Equity Compensation

•                  Stock purchase plans with an exercise price of not less that 85% of fair market value

•                  Stock option plans which are incentive based and not excessively dilutive.  In order to assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares, and the issued but unexercised shares by fully diluted share count.  We review that number in light of certain factors, including the industry of the issuer, in order to make our determination as to whether the dilution is excessive.

•                  Other stock-based plans which are not excessively dilutive, using the same process set forth in the preceding bullet

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•                  Expansions to reporting of financial or compensation-related information, within reason

•                  Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

Routine Business Items

•                  General updating of or corrective amendments to charter not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

•                  Change in Corporation Name

•                  Mandates that amendments to bylaws or charters have shareholder approval

Other

•                  Adoption of anti-”greenmail” provisions, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders

•                  Repeals or prohibitions of “greenmail” provisions

•                  “Opting-out” of business combination provision

II. Generally, FM votes against the following items:

Board of Directors

•                  Establishment of classified boards of directors, unless 80% of the board is independent

•                  Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, or nominating committees

•                  Limits to tenure of directors

•                  Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

•                  Restoration of cumulative voting in the election of directors

•                  Removal of a director, unless we determine the director (i) is not adequately independent of management or (ii) simultaneously serves on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer).  Factors that we consider in evaluating independence include whether the director is an employee of or related to an employee of the issuer or its auditor, whether the director  provides professional services to the issuer, or whether the director receives non-board related compensation from the issuer Elimination of Shareholders’ Right to Call Special Meetings

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•                  Proposals that relate to the “transaction of other business as properly comes before the meeting”, which extend “blank check” powers to those acting as proxy

•                  Approval of Directors who have failed to act on a shareholder proposal that has been approved by a majority of outstanding shares

•                  Directors at companies where prior non-cash compensation was improperly “backdated” or “springloaded” where one of the following scenarios exists:

•                  (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was not independent at the time, and (iii) the director seeking reelection served on the Compensation Committee at the time; or

•                  (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was independent at the time, and (iii) sufficient controls have not been implemented to avoid similar improper payments going forward; or

•                  (i) the Compensation Committee had knowledge of such backdating at the time, and (ii) the director seeking reelection served on the Compensation Committee at the time; or

•                  (i) the Compensation Committee did not have knowledge of such backdating at the time, and (ii) sufficient controls have not been implemented to avoid similar improper payments going forward

Capitalization

•                  Capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders

•                  Capitalization changes that exceed 100% of the issuer’s current authorized capital unless management provides an appropriate rationale for such change

Anti-Takeover Measures

•                  Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

•                  Adjournment of Meeting to Solicit Additional Votes

•                  Shareholder rights plans that do not include a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

•                  Adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”)

Executive Compensation/Equity Compensation

•                  Excessive compensation (i.e. compensation plans which are deemed by FM to be overly dilutive)

•                  Retirement bonuses for non-executive directors and auditors

•                  Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

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Routine Business Items

•                  Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

•                  Reincorporation in a location which has more stringent anti-takeover and related provisions

•                  Proposals asking the board to adopt any form of majority voting, unless the majority standard indicated is based on a majority of shares outstanding.

Other

•                  Requirements that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature

•                  Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

•                  Proposals which require inappropriate endorsements or corporate actions

•                  Proposals asking companies to adopt full tenure holding periods for their executives

III.           FM evaluates Mergers and Acquisitions on a case-by-case basis.  Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders.  However, in all cases, FM uses its discretion in order to maximize shareholder value.  FM generally votes as follows:

•                  Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•                  Against offers when we believe that  reasonable prospects exist for an enhanced bid or other bidders

•                  Against offers where, at the time of voting, the current market price of the security exceeds the bid price

•                  For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

•                  For offers made at a premium where no other higher bidder exists

Protecting Shareholder Value

We at FM agree entirely with the United States Department of Labor’s position that “where proxy voting decisions may have an effect on the economic value of the plan’s underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock” (IB 94-2). Our proxy voting policy and procedures are designed with the intent that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.  However, we use each piece of information we receive – whether from clients, consultants, the media, the issuer, ISS or other sources — as one part of our analysis in seeking to carry out our duties as a fiduciary and act in the best interest of our clients.  We are not unduly influenced by the identity of any particular source, but use all the information to form our opinion as to the best outcome for our clients.

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Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors “target” lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors.  Companies, so identified, receive an individual, systematic review by the  FM Manager of Corporate Governance and the Proxy Review Committee, as necessary.

As an active shareholder, FM’s role is to support corporate policies that serve the best interests of our clients. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company’s value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical shareholder.  We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate.  To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process — especially the proxy voting process – as the most effective means by which to communicate our and our clients’ legitimate shareholder concerns.  Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Potential Conflicts

As discussed above under Process, from time to time, FM will review a proxy which may present a potential conflict of interest.  As a fiduciary to its clients, FM takes these potential conflicts very seriously  While FM’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by FM’s potential conflict, there are a number of courses FM may take.  Although various relationships could be deemed to give rise to a conflict of interest, we have determined that two categories of relationships present a sufficiently serious concern to warrant an alternative process:  customers of FM or its affiliates which are among the top 100 clients of FM and its affiliates based upon revenue; and the 10 largest broker-dealers used by SSgA, based upon revenue (a “Material Relationship”).

When the matter falls clearly within the polices set forth above or the guidance previously provided by FM to ISS and the proxy is to be voted in accordance with that guidance, we do not believe that such decision represents a conflict of interest and no special procedures are warranted.

In circumstances where either (i) the matter does not fall clearly within the policies set forth above or the guidance previously provided to ISS, or (ii) FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Manager of Corporate Governance will compare the name of the issuer against a list of the top 100 revenue generating clients of State Street Corporation and its affiliates and a list of the top 10 broker-dealer relationships to determine if a Material Relationship exists.  (These lists are updated quarterly.)  If the issuer’s name appears on either list and the pre-determined policy is not being followed, FM will employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. However, in certain circumstances the Proxy Review Committee may determine that the use of a third party fiduciary is not necessary or appropriate, either because the matter involved does not involve a material issue or because the issue in question affects the underlying value of the portfolio position and it is appropriate for FM, notwithstanding the potential conflict of interest, to vote the security in a manner that it determines will maximize the value to its client.  In such situations, the Proxy Committee, or if a broader discussion is warranted, the SSgA Investment Committee, shall make a decision as to the voting of the proxy.  The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM’s clients, shall be formalized in writing as a part of the minutes to the Investment Committee.

Recordkeeping

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM’s office:

1)              FM’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2)              a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

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3)              a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4)              a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

5)              a copy of each written request from a client, and response to the client, for information on how FM voted the client’s proxies.

Disclosure of Client Voting Information

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

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Filed pursuant to Rule 485(b)

File Nos. 33-19229; 811-5430

SSgA FUNDS

State Street Financial Center

One Lincoln Street

Boston, Massachusetts  02111-2900

1-800-997-7327

www.ssgafunds.com

STATEMENT OF ADDITIONAL INFORMATION

SSGA EMERGING MARKETS FUND

SSGA EMERGING MARKETS FUND – SELECT CLASS

SSGA INTERNATIONAL STOCK SELECTION FUND

SSGA INTERNATIONAL STOCK SELECTION FUND – CLASS R

SSGA INTERNATIONAL GROWTH OPPORTUNITIES FUND

DECEMBER 18, 2007

This Statement of Additional Information (“Statement”) is not a Prospectus but should be read in conjunction with the Funds’ current Prospectus dated December 18, 2007.  This Statement describes the SSgA Funds generally and provides additional information about the Funds listed above. To obtain, without charge, the Prospectus or the most recent Annual Report to Shareholders, which contains the Funds’ financial statements incorporated herein by reference, please call 1-800-647-7327. You may also obtain the Prospectus or Annual Report through the SSgA Funds’ website at www.ssgafunds.com.

1

HISTORY	3

DESCRIPTION OF INVESTMENTS AND RISKS	3

INVESTMENT STRATEGIES	3
HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES	9
INVESTMENT RISKS	12
SELECTIVE DISCLOSURE OF THE SSGA FUNDS’ PORTFOLIO HOLDINGS	13
INVESTMENT RESTRICTIONS	14
TEMPORARY DEFENSIVE POSITION	16
PORTFOLIO TURNOVER	16

MANAGEMENT OF THE FUNDS	16

BOARD OF TRUSTEES AND OFFICERS	16
COMPENSATION	22
EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2006	23
CONTROLLING AND PRINCIPAL SHAREHOLDERS	24

INVESTMENT ADVISORY AND OTHER SERVICES	25

ADVISOR	25
PORTFOLIO MANAGERS	26
ADMINISTRATOR	28
CUSTODIAN	30
TRANSFER AND DIVIDEND PAYING AGENT	30
DISTRIBUTOR	31
CODE OF ETHICS	31
DISTRIBUTION PLANS AND SHAREHOLDER SERVICING ARRANGEMENTS	32
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	34
LEGAL COUNSEL	34

BROKERAGE PRACTICES AND COMMISSIONS	34

PRICING OF FUND SHARES	36

TAXES	37

CALCULATION OF PERFORMANCE DATA	38

ADDITIONAL INFORMATION	40

SHAREHOLDER MEETINGS	40
CAPITALIZATION AND VOTING	40
FEDERAL LAW AFFECTING STATE STREET	40
PROXY VOTING POLICY	41
MASSACHUSETTS BUSINESS TRUST	41

FINANCIAL STATEMENTS	41

DESCRIPTION OF SECURITIES RATINGS	41

PROXY VOTING POLICY	45

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HISTORY

The SSgA Funds is a single legal entity organized on October 3, 1987 as a Massachusetts business trust, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

DESCRIPTION OF INVESTMENTS AND RISKS

The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The SSgA Funds operates distinct investment portfolios referred to individually as a “Fund” or collectively as the “Funds”. SSgA Funds offers shares of beneficial interest in the Funds as described in the applicable Prospectuses.  Other than the SSgA Tuckerman Active REIT Fund and the SSgA Concentrated Growth Opportunities Funds, each of the Funds is diversified as provided by the 1940 Act. Under the 1940 Act, a diversified company is defined as a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities of any single issuer limited to 5% or less of each of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer.  Capitalized terms used in this Statement and not otherwise defined have the meanings assigned to them in the Prospectus.

INVESTMENT STRATEGIES

To the extent consistent with each Fund’s investment objective and restrictions, the Funds covered by this Statement may invest in the following instruments and utilize the following investment techniques (unless otherwise noted):

Foreign Currency.  The Funds have authority to deal in forward foreign currency exchange contracts (including those involving the US dollar) as a hedge against possible variations in the exchange rate between various currencies.  This is accomplished through individually negotiated contractual agreements to purchase or to sell a specified currency at a specified future date and price set at the time of the contract.  A Fund’s dealings in forward foreign currency exchange contracts may be with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally.  A Fund is not obligated to hedge its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Advisor.  Forward commitments generally provide a cost-effective way of defending against losses due to foreign currency depreciation in which the securities are denominated.

In addition to the forward exchange contracts, the Funds may also purchase or sell listed or OTC foreign currency options and foreign currency futures and related options as a short or long hedge against possible variations in foreign currency exchange rates.  The cost to a Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing.  Transactions involving forward exchange contracts and futures contracts and options thereon are subject to certain risks.  Put and call options on currency may also be used to hedge against fluctuation in currency rates when forward contracts and/or futures are deemed to be not cost effective.  Options will not be used to provide leverage in any way.

Certain differences exist among these hedging instruments.  For example, foreign currency options provide the holder thereof the rights to buy or sell a currency at a fixed price on a future date.  A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date.  Futures contracts and options on futures contracts are traded on boards of trade or futures exchanges.  The Funds will not speculate in foreign security or currency options or futures or related options.

No Fund may hedge its position with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such transactions) of the securities held in its portfolio denominated or quoted in that particular foreign currency.  No Fund will enter into a position hedging commitment if, as a result thereof, it would have more than 20% of the value of its assets committed to such contracts.  The Fund will not enter into a forward contract with a term of more than 36 months.

Foreign Currency Risk. A Fund that invests in foreign securities or securities denominated in foreign currencies may be adversely affected by changes in currency exchange rates, exchange control regulations, foreign country indebtedness and indigenous economic and political developments. A Fund attempts to buy and sell foreign currencies on favorable terms, but will incur the cost of any price spread on currency exchanges when a Fund changes investments from one country to another or when proceeds from the sale of shares in US dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would  prevent a Fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to a Fund’s investments in securities of issuers of that country. A change in the value of a foreign currency

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against the US dollar will result in a corresponding change in the US dollar value of the Fund’s securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging markets countries have experienced substantial and in some periods extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

American Depository Receipts (ADRs).  ADRs may be purchased by a Fund under certain circumstances as an alternative to directly investing in foreign securities.  Generally, ADRs, in registered form, are designed for use in the US securities markets.  ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities.  ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank.  ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers.  However, by investing in ADRs rather than directly in a foreign issuer’s stock, a Fund can minimize currency risks during the settlement period for either purchases or sales.  In general, there is a large liquid market in the US for many ADRs.  The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

Eurodollar Certificates of Deposit (ECDs),  Eurodollar Time Deposits (ETDs) and Yankee Certificates of Deposit (YCDs).  ECDs are US dollar denominated certificates of deposit issued by foreign branches of domestic banks.  ETDs are US dollar denominated deposits in foreign banks or foreign branches of US banks.  YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks.

Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.

Repurchase Agreements.  A Fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers.  Under repurchase agreements, these parties sell securities to a Fund and agree to repurchase the securities at the Fund’s cost plus interest within a specified time.  In substance, a repurchase agreement is a loan for which the Fund receives securities as collateral.  Under a repurchase agreement, a Fund purchases securities from a financial institution that agrees to repurchase the securities at the original purchase price plus interest within a specified time. The securities purchased by each Fund have a total value in excess of the purchase price paid by the Fund and are held by the Custodian or another Board-approved custodian bank until repurchased.  Repurchase agreements assist the Fund in being invested fully while retaining “overnight” flexibility in pursuit of investments of a longer-term nature.  Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory.  If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement.  In addition, in the event of a bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a Fund’s shareholders.

Reverse Repurchase Agreements.  Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes.  A Fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a Fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities’ market value and agrees to repurchase the securities at a future date by repaying the cash with interest.  The Fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions.  Cash or liquid high quality debt obligations from a Fund’s portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the Fund’s records while a reverse repurchase agreement is in effect.  Reverse repurchase agreements involve the risk that the market value of securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities.  Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the Fund.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement.  In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

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Forward Commitments.  A forward commitment is a contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with a Fund’s ability to manage its investment portfolio and meet redemption requests.  A Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale.  When effecting such transactions, cash or liquid high quality debt obligations held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled.  Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

When-Issued Transactions.  New issues of securities are often offered on a when-issued basis.  This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them.  The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

A Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy.  Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the Fund’s records.  For the purpose of determining the adequacy of these securities the segregated securities will be valued at market.  If the market value of such securities declines, additional cash or securities will be segregated on the Fund’s records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund.  No Fund will invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the Fund are subject to changes in market value based upon the public’s perception of changes in the level of interest rates.  Generally, the value of such securities will fluctuate inversely to changes in interest rates — i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise.  Therefore, if in order to achieve higher interest income a Fund remains substantially fully invested at the same time that it has purchased securities on a “when-issued” basis, there will be a greater possibility of fluctuation in a Fund’s net asset value.

When payment for when-issued securities is due, a Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund’s payment obligation).  The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

Special Situations and Illiquid Securities.  Carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities, and other similar vehicles (collectively, “special situations”) could enhance the Fund’s capital appreciation potential.  These investments are generally illiquid.  The Fund currently does not intend to invest more than 5% of net assets in all types of illiquid securities or securities that are not readily marketable, including special situations. In no case will the Fund invest more than 15% of its net assets in illiquid securities.  Due to foreign ownership restrictions, the Fund may invest periodically in illiquid securities which are or become illiquid due to restrictions on foreign ownership imposed by foreign governments.  Said securities may be more difficult to price and trade.  The absence of a regular trading market for illiquid securities imposes additional risks on investment in these securities.  Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

US Government Obligations.  The types of US Government obligations in which each Fund may at times invest include:  (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and (2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following:  (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are:  Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export—Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association).  No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law.  Each Fund may purchase US Government obligations on a forward commitment basis.

Total Rate of Return Swaps.  The Funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the Funds than if they had invested directly in an instrument that yielded that desired return.  The Advisor will cause the Funds to enter into swap agreements

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only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds’ repurchase agreement guidelines.

Interfund Lending.  The SSgA Funds have been granted permission from the SEC to participate in a joint lending and borrowing facility (the “Credit Facility”).  The Funds may borrow money from the SSgA Money Market Fund for temporary purposes.  All such borrowing and lending will be subject to a participating Fund’s fundamental investment limitations.  The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves.  The Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans.  Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days.  Loans may be called on one business day’s notice.  A participating Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.  Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

Purchase of Other Investment Company Funds.  A Fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies.  Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which a Fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the SSgA Funds an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds a Fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with a “fund of funds,” including unnecessary costs (such as sales loads, advisory fees that may be borne by a Fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when a Fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

Equity Swaps.  Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset.  In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset.  Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy.  The Advisor will allow the Funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds’ repurchase agreement guidelines.  Swap agreements bear the risk that a Fund will not be able to meet its obligation to the counterparty.  This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.

To gain additional market exposure, the Emerging Markets Fund may also invest in equity linked notes.  These are instruments whose return is determined by the performance of a single equity security, a basket of equity securities, or an equity index.  Equity linked notes entail illiquidity and default risk.  Due to default risk, the manager uses similar analysis to the equity swap procedure in selecting appropriate counterparties.

Debt Securities.  A Fund may also invest in debt securities with broad credit ratings that may or may not be investment grade.  Debt will typically represent less than 5% of a Fund’s assets.  Debt securities are subject to market and credit risk.  Lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest.  Such securities are sometimes referred to as “junk bonds.”  Please see “Description of Securities Ratings.”

Applicable to the Emerging Markets Fund only:

Convertible Securities.  The Funds may hold convertible securities of foreign or domestic issuers.  A convertible security is a fixed-income security which may be converted into the issuer’s common or preferred stock at a stated price within a specified period of time.  Convertible securities are senior to common stocks in a corporation’s capital structure but are usually subordinated to similar nonconvertible securities.  Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security’s underlying common stock.  The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

Interest Rate Transactions.  The Funds may enter into interest rate swaps, on either an asset-based or liability-based basis, depending on whether it is hedging its assets or it liabilities.  The Funds will usually enter into interest rate swaps on a net basis., i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  When the Fund engages in an interest rate swap, it exchanges its obligations to pay or rights to receive interest payments for the obligations or rights to receive interest payments of another party (i.e., an exchange of floating rate payments for fixed rate payments).  The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date.  Inasmuch as these hedging

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transactions are entered into for good faith hedging purposes, the Advisor believes such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.  The net amount of the excess, if any, of a Fund’s obligation over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Funds’ Custodian.  To the extent that a Fund enters into interest rate swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund’s obligation, if any, with respect to such interest rate swaps, accrued on a daily basis.  The Funds will not enter into any interest rate swaps unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction.  If there is a default by the other party to such a transaction, the Funds will have contractual remedies pursuant to the agreement related to the transaction.  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap documentation.  As a result, the swap market has become relatively liquid.

The use of interest rate swaps is a highly specialized activity that involves investment techniques and risk different from those associated with ordinary portfolio securities transactions.  If the Advisor is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund will diminish compared to what it would have been if this investment technique was not used.

The Funds may only enter into interest rate swaps to hedge its portfolio.  Interest rate swaps do not involve the delivery of securities or other underlying assets or principal.  Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amounts of interest payments that a Fund is contractually obligated to make.  If the other party to an interest rate swap defaults, a Fund’s risk of loss consists of the net amount of interest payments that a Fund is contractually entitled to receive.  Since interest rate swaps are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their right to receive interest on their portfolio securities and their right and obligation to receive and pay interest pursuant to interest rate swaps.

Applicable to the International Growth Opportunities Fund only:

Forward Currency Transactions. The Funds’ participation in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to a Fund’s specific receivables or payables generally arising in connection with the purchase or sale of its portfolio securities. The purpose of transaction hedging is to “lock in” the US dollar equivalent price of such specific securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in that currency. A Fund will not speculate in foreign currency exchange transactions. Transaction and position hedging will not be limited to an overall percentage of a Fund’s assets, but will be employed as necessary to correspond to particular transactions or positions. A Fund may not hedge its currency positions to an extent greater than the aggregate market value (at the time of entering into the forward contract) of the securities held in its portfolio denominated, quoted in, or currently convertible into that particular currency. When a Fund engages in forward currency transactions, certain asset segregation requirements must be satisfied to ensure that the use of foreign currency transactions is unleveraged. When a Fund takes a long position in a forward currency contract, it must maintain a segregated account containing liquid assets equal to the purchase price of the contract, less any margin or deposit. When a Fund takes a short position in a forward currency contract, it must maintain a segregated account containing liquid assets in an amount equal to the market value of the currency underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when a Fund “covers” a forward currency position generally by entering into an offsetting position. The transaction costs to a Fund of engaging in forward currency transactions vary with factors such as the currency involved, the length of the contract period and prevailing currency market conditions. Because currency transactions are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities being hedged, but it does establish a rate of exchange that can be achieved in the future. Thus, although forward currency contracts used for transaction or position hedging purposes may limit the risk of loss due to an increase in the value of the hedged currency, at the same time they limit potential gain that might result were the contracts not entered into. Further, the Advisor may be incorrect in its expectations as to currency fluctuations, and a Fund may incur losses in connection with its currency transactions that it would not otherwise incur.  If a price movement in a particular currency is generally anticipated, a Fund may not be able to contract to sell or purchase that currency at an advantageous price. At or before the maturity of a forward sale contract, a Fund may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which it will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If a Fund retains the portfolio security and engages in an offsetting transaction, a Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between a Fund’s entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, a Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the

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currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to sell is less than the price of the currency it has agreed to purchase in the offsetting contract. The foregoing principles generally apply also to forward purchase contracts.

Variable and Floating Rate Securities.  Variable rate securities are instruments issued or guaranteed by entities such as the:  (1) US Government, or an agency or instrumentality thereof, (2) corporations, (3) financial institutions or (4) insurance companies or (5) trusts.  Variable rate securities have a rate of interest subject to adjustment at regular intervals but typically less frequently than annually, and are therefore deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.  Floating rate securities are issued by the same type of organizations.  The terms of floating rate securities provide for the automatic adjustment of an interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily.  Generally, changes in interest rates will have a smaller effect on the market value of variable and fixed rate fixed income securities than on the market value of comparable fixed income obligations.  Thus, investing in variable and fixed rate fixed income securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed rate fixed income securities.

Stripped (Zero Coupon) Securities.  Stripped securities are zero coupon bonds, notes and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. A number of securities firms and banks have stripped the interest coupons and resold them in custodian receipt programs with different names such as Treasury Income Growth Receipts (“TIGRS”) and Certificates of Accrual on Treasuries (“CATS”). Privately-issued stripped securities such as TIGRS and CATS are not themselves guaranteed by the US Government, but the future payment of principal or interest on US Treasury obligations which they represent is so guaranteed. No Fund may invest more than 25% of its assets in stripped securities that have been stripped by their holder, typically a custodian bank or investment brokerage firm.

Because a stripped security does not pay current income or interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value. The price of a stripped security is more volatile in response to interest rate changes than debt obligations of comparable maturities that make regular distributions of interest.  Taxable income from stripped securities is accrued by a Fund without receiving regular interest payments in cash.  As a result, a Fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund.  Investing in these securities might also force the Fund to sell portfolio securities to maintain portfolio liquidity.

Applicable to the Emerging Markets and International Stock Selection Funds only:

Warrants.  Warrants entitle the holder to buy equity securities at a specific price for a specific period of time.  Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company.  Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.  No Fund will invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

Applicable to the International Stock Selection and International Growth Opportunities Funds only:

The MSCI® EAFE® Index.  Investments will be made in, but not limited to, countries and securities included in the MSCI EAFE Index.  The MSCI EAFE Index is an arithmetic, market value-weighted average of the performance of over 1,000 securities listed on the stock exchanges of the following countries:  Australia, Austria, Belgium, Denmark, Canada, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, United States and the United Kingdom. These are the countries listed in the MSCI EAFE Index as of the date of this Statement of Additional Information.  Countries may be added to or deleted from the list.

Section 4(2) Commercial Paper.  The Funds may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (“Section 4(2) paper”).  Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution.  Any resale by the purchaser must be in an exempt transaction.  Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity.  Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with a Fund’s investment restriction relating to investments in illiquid securities.

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Equity Securities.  The Fund may invest in common and preferred equity securities publicly traded in the United States or in foreign countries on developed or emerging markets.  The Fund’s equity securities may be denominated in foreign currencies and may be held outside the United States.  Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners.  In these markets, the Fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles.

Asset-Backed Securities.  Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower’s other securities.  The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security’s par value.

The value of asset-backed securities is affected by changes in the market’s perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement.  The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a Fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor.  The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities.  Use of asset-backed securities will represent less than 5% of the Fund’s total assets by issuer.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The Funds described in this Statement may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures.  The Funds have authority to write (sell) covered call and put options on portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures and may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets.  Although certain risks are involved in options and futures transactions, the Advisor believes that, because a Fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of a Fund will not subject it to the risks frequently associated with the speculative use of options and futures transactions.  The Funds may also choose to use futures to generate exposure to certain markets more efficiently than through the use of cash bonds.  Although the use of hedging strategies by a Fund is intended to reduce the volatility of the net asset value of the Fund’s shares, the net asset value will nevertheless fluctuate.  There can be no assurance that the hedging transactions will be effective.

Writing Covered Call Options.  The Funds are authorized to write (sell) covered call options on the securities in which they may invest and to enter into closing purchase transactions with respect to such options.  Writing a call option obligates a Fund to sell or deliver the option’s underlying security, in return for the strike price, upon exercise of the option.  By writing a call option, the Fund receives an option premium from the purchaser of the call option.  Writing covered call options is generally a profitable strategy if prices remain the same or fall.  Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline.  By writing covered call options, however, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price.  In addition, a Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction.

Writing Covered Put Options.  The Funds are authorized to write (sell) covered put options on their portfolio securities and to enter into closing transactions with respect to such options.

When a Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser.  In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it.  The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price.  If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The Funds may write put options as an alternative to purchasing actual securities.  If security prices rise, a Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received.  If security prices remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price.  If security

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prices fall, the Fund would expect to suffer a loss.  This loss should be less than the loss the Fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Purchasing Put Options.  The Funds are authorized to purchase put options to hedge against a decline in the market value of their portfolio securities.  By buying a put option a Fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the Funds’ risk of loss through a decline in the market value of the security until the put option expires.  The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the Fund for the put option and any related transaction costs.  Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.  A closing sale transaction cancels out the Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased.  The Funds will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by a Fund would exceed 5% of the market value of its total assets.

Purchasing Call Options.  The Funds are also authorized to purchase call options.  The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price (call options on futures contracts are settled by purchasing the underlying futures contract).  A Fund will purchase call options only in connection with “closing purchase transactions.” The Funds will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by a Fund would exceed 5% of the market value of its total assets.

Interest Rate and Financial Futures Options.  The Funds may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each Fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position.  In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

A Fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A Fund will enter into a futures contract only if the contract is “covered” or if the Funds at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A Fund will write a call or put option on a futures contract only if the option is “covered.”

Restrictions on the Use of Futures Transactions.  The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received.  Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker.  This amount is known as “initial margin” and represents a “good faith” deposit assuring the performance of both the purchaser and seller under the futures contract.  Subsequent payments to and from the broker, called “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as “marking to market.”  At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract.  A final determination of variation

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margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain.  In addition, a nominal commission is paid on each completed sale transaction.

Restrictions on OTC Options.  The SSgA Funds described in this Statement may engage in OTC options (including OTC foreign security and currency options and options on foreign security and currency futures if permitted by its investment mandate), only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.  The Fund will acquire only those OTC options for which the Advisor believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities.  Therefore, the Funds have adopted an operating policy pursuant to which they will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of:  (1) the market value of outstanding OTC options held by a Fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by a Fund; (3) margin deposits on a Fund’s existing OTC options on futures contracts; and (4) the market value of all other assets of a Fund that are illiquid or are not otherwise readily marketable, would exceed 15% of its net assets, taken at market value.  However, if an OTC option is sold by a Fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and a Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (current market value of the underlying security minus the option’s strike price).  The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is “in-the-money.”

Asset Coverage for Futures and Options Positions.  The Funds described in this Statement will not use leverage in their options and futures strategies.  Such investments will be made for hedging purposes only.  A Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies.  A Fund will not enter into an option or futures position that exposes it to an obligation to another party unless it owns either:  (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.  The Funds will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed.  The Funds’ Custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account.  Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities.  As a result, there is a possibility that segregation of a large percentage of a Fund’s assets could impede portfolio management or the Fund’s ability to meeting redemption requests or other current obligations.

Risk Factors in Options, Futures and Forward Transactions.  The use of options and futures transactions to hedge a Fund’s portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge.  If the price of the options or futures moves more or less than the price of hedged securities, a Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge.  The successful use of options and futures also depends on the Advisor’s ability to correctly predict price movements in the market involved in a particular options or futures transaction.  To compensate for imperfect correlations, a Fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts.  Conversely, a Fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts.  The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches.  Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which a Fund cannot terminate by exercise.  In general, options whose strike prices are close to their underlying instruments’ current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The Funds described in this Statement may contract to purchase securities for a fixed price at a future date beyond customary settlement time.  When effecting such transactions, cash or marketable securities held by a Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the Funds’ records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a Fund to miss an advantageous price or yield.  Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

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The Funds intend to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the Fund can receive on each business day at least two independent bids or offers.  However, there can be no assurance that a liquid secondary market will exist at any specific time.  Thus, it may not be possible to close an options or futures position.  The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively hedge its portfolio.  There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom a Fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers).  “Trading limits” are imposed on the maximum number of contracts which any person may trade on a particular trading day.

INVESTMENT RISKS

Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.  There may be less publicly available information about foreign companies comparable to the reports and ratings published regarding US companies.  Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to US companies.  Many foreign markets have substantially less volume than either the established domestic securities exchanges or the OTC markets.  Securities of some foreign companies are less liquid and more volatile than securities of comparable US companies.  Commission rates in foreign countries, which may be fixed rather than subject to negotiation as in the US, are likely to be higher.  In many foreign countries there is less government supervision and regulation of securities exchanges, brokers and listed companies than in the US, and capital requirements for brokerage firms are generally lower.  Settlement of transactions in foreign securities may, in some instances, be subject to delays and related administrative uncertainties.

Investments in companies domiciled in emerging market countries may be subject to additional risks than investment in the US and in other developed countries.  These risks include:  (1) The volatile social, political and economic conditions that can cause investments in emerging or developing markets to have exposure to economic structures that are generally less diverse and mature.  Emerging market countries can have political systems which can be expected to have less stability than those of more developed countries.  The possibility may exist that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries.  Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.  (2) The small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility.  Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries.  Because the Fund’s securities will generally be denominated in foreign currencies, the value of such securities to the Fund will be affected by changes in currency exchange rates and in exchange control regulations.  A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the Fund’s securities.  In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar.  Further, certain emerging market currencies may not be internationally traded.  Certain of these currencies have experienced a steady devaluation relative to the US dollar.  Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.  (3) The existence of national policies may restrict a Fund’s investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests.  (4) Some emerging markets countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.

The Funds endeavor to buy and sell foreign currencies on favorable terms.  Price spreads on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds from the sale of shares in US dollars are used for the purchase of securities in foreign countries.  Also, some countries may adopt policies which would prevent a Fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to the Fund’s investments in securities of issuers of that country.  There also is the possibility of expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, domestic and foreign political or social instability, or diplomatic developments that could adversely affect investments in securities of issuers in those nations.

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The Funds may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations and indigenous economic and political developments.

SELECTIVE DISCLOSURE OF THE SSGA FUNDS’ PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies (“Disclosure Policies”) that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.  The Funds will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds’ fiscal quarter on their website at www.ssgafunds.com.  Quarterly reports will remain on the site until the next quarter’s quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds’ portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

a)              The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds’ officers.  Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings.   No compensation or other consideration is paid as a part of any such arrangement.

b)             The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds’ service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds’ Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds’ officers.   The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds’ Chief Compliance Officer.  No compensation or other consideration is paid as a part of any such arrangement.

c)              The Disclosure Policies permit disclosure to numerous mutual Fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes.  These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers.  In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds’ Custodian or Fund accountants to distribute) periodic portfolio holdings to such services and departments.  If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department enter into a written obligation of confidentiality, approved by a Fund officer.  No compensation or other consideration is paid as a part of any such arrangement.

d)             The Disclosure Policies permit the Advisor’s trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes.  The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds’ Chief Compliance Officer.  No compensation or other consideration is paid as a part of any such arrangement.

e)              The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies.  For example, a portfolio manager discussing a Fund may indicate that he owns XYZ company for the Fund only if the Fund’s ownership of such company has previously been publicly disclosed.

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In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders.  In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds’ Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies.  The Disclosure Policies will be reviewed and tested by the Funds’ Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Fund officer.  All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds’ Administrator, Advisor, Sub-Advisor and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended.  It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The Funds described in this Statement are subject to certain investment restrictions, which are considered either fundamental or nonfundamental.  A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval.  A fundamental restriction may only be changed by a vote of a “majority of the outstanding voting securities” of the Fund.  A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.  Unless otherwise noted, these restrictions apply on a Fund-by-Fund basis at the time an investment is made. Except as specifically noted below:

1.               A Fund will not invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, their agencies and instrumentalities; and, also with respect to the Emerging Markets Fund only, emerging market governments, their agencies and instrumentalities).  Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.  (Fundamental restriction with respect to each Fund.)

2.               A Fund will not borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund’s assets taken at market value, less liabilities other than borrowings.  If at any time a Fund’s borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation.  A Fund will not purchase investments once borrowed funds exceed 5% of its total assets. (Fundamental restriction with respect to each Fund.)

3.               A Fund will not pledge, mortgage, or hypothecate its assets.  However, the Fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the Fund’s total assets to secure borrowings permitted by paragraph (2) above. (Fundamental restriction with respect to each Fund.)

4.               A Fund will not with respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies and instrumentalities), if immediately after and as a result of such investment the current market value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s assets and to not more than 10% of the outstanding voting securities of such issuer. (Fundamental restriction with respect to each Fund.)

5.               A Fund will not make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into “repurchase agreements” or “reverse repurchase agreements.”  A Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Fund’s total assets.  Portfolio securities may be loaned if collateral values are continuously maintained at no less than 100% by “marking to market” daily. (Fundamental restriction with respect to each Fund.)

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6.               A Fund will not purchase or sell commodities or commodity futures contracts or option on a futures contract except that the Fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the Fund intends to buy and which relate to securities in which the Fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts, and if, as a result thereof, more than 10% of the Fund’s total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts. (Fundamental restriction with respect to each Fund, except that the underlined disclosure does not apply to International Growth Opportunities Fund.)

7.               A Fund will not purchase or sell real estate or real estate mortgage loans; provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein (including real estate investment trusts), and may purchase or sell currencies (including forward currency exchange contracts), futures contracts and related options generally as described in the Prospectus and Statement of Additional Information. (Fundamental restriction with respect to each Fund, except that the underlined disclosure does not apply to International Growth Opportunities Fund.)

8.               A Fund will not except as required in connection with permissible financial options activities and futures contracts, purchase securities on margin or underwrite securities issued by others, except that a Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.   This restriction does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities. (Fundamental restriction with respect to Emerging Markets and International Stock Selection Funds.)

9.               A Fund will not issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.  This restriction shall not be deemed to prohibit the Fund from (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into repurchase transactions. (Fundamental restriction with respect to each Fund.)

10.         A Fund will not purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, except as described herein and in the Fund’s Prospectus, and subject to the following conditions:  (i) such options are written by other persons and (ii) the aggregate premiums paid on all such options which are held at any time do not exceed 5% of the Fund’s total assets.  (Fundamental restriction with respect to Emerging Markets and International Stock Selection Funds.)

11.         A Fund will not make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.  The Fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options. (Fundamental restriction with respect to Emerging Markets and International Stock Selection Funds.)

12.         A Fund will not purchase from or sell portfolio securities to its officers or directors or other “interested persons” (as defined in the 1940 Act) of the Fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder. (Nonfundamental restriction with respect to Emerging Markets and International Stock Selection Funds.)

13.         A Fund will not invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days’ duration. (Nonfundamental restriction with respect to each Fund.)

14.         A Fund will not make investments for the purpose of gaining control of an issuer’s management.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks.

To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders.  The Funds described in this Statement currently do not intend to invest in the securities of any issuer that would qualify as a real estate investment trust under federal tax law.

Except with respect to Investment Restriction Nos. 2 and 13, if a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

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TEMPORARY DEFENSIVE POSITION

For defensive purposes, each of the Funds described in this Statement may invest temporarily in short-term fixed income securities.  These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers’ acceptances and time deposits.  These short-term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions.  This strategy may be inconsistent with a Fund’s principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions.  Taking such a temporary defensive position may result in the Fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the Funds for investment income and/or capital appreciation and not for short-term trading profits.  The Advisor’s sell discipline for each Fund’s investment in securities of foreign issuers is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Each of the Funds described in this Statement invests in securities domiciled in foreign countries, which may impose restrictions on repatriation of capital and/or dividends which would lengthen the Advisor’s assumed time horizon in those countries. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon.  Therefore, the Funds may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

Portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by a Fund during the year.  For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded.  A high turnover rate (over 100%) will:  (1) increase transaction expenses which will adversely affect a Fund’s performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates.  The payment of any taxes will impact a shareholder’s net return from holding an interest in a Fund.

The Emerging Markets Fund trades more actively to realize gains and/or to increase yields on investments by trading to take advantage of short-term market variations.  This policy is expected to result in higher portfolio turnover for the Fund.  However, the Fund does not give significant weight to attempting to realize long-term, rather than short-term, capital gains when making portfolio management decisions.

The Emerging Markets Fund’s portfolio turnover rate may also be affected by participation in initial public offerings (IPOs).  The Fund is authorized to participate in IPOs and then immediately sell the security in the aftermarket.  This practice could result in active and frequent trading of portions of the Fund’s portfolio and an increase in the Fund’s portfolio turnover rate.

Portfolio Turnover Rate. The following table shows each Fund’s portfolio turnover rate during the fiscal years ended August 31:

Fund	2007	2006	2005
Emerging Markets Fund	38.87%	36.89%	52.61%
International Stock Selection	53.61%	60.43%	59.41%
International Growth Opportunities	74.14%	52.41%	82.02%

MANAGEMENT OF THE FUNDS

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of the Funds and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called “Investment Advisory and Other Services.”). The Trustees hold office for the life of the SSgA Funds.  A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of SSgA Funds shares or by a vote of a majority

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of the Trustees.  The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding.  A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.  The Trustees who are not “interested persons” of the SSgA Funds (the “Independent Trustees”) shall be eligible to serve as Chairman of the Board for a two-year term on a rotating basis. The officers, all of whom are elected annually by the Board of Trustees and employed by either the Administrator or the Advisor or their affiliates, are responsible for the day-to-day management and administration of the SSgA Funds’ operations. For the fiscal year ended August 31, 2007 the Board of Trustees held seven meetings (including one meeting of the Independent Trustees).

Committees of the Board of Trustees.  There are four standing committees of the Board of Trustees:

•                  The Audit Committee’s primary functions are to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors’ specific representations as to their independence; meet with the Funds’ independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds’ financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors’ comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in Fund operations; (viii) pre-approve Fund audit services and associated fees; (ix) pre-approve non-audit services provided to the Fund and to the Funds’ Advisor or service affiliates (entities that are affiliated with the Funds’ investment advisor and provide ongoing services to the Funds) where the services have a direct impact on the operations of financial reporting of the Fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the Funds’ independent auditor regarding their audit; (xi) receive and consider reports from Fund management of any significant deficiencies in the design or operation of the Funds’ internal controls; (xii)  report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the SSgA Funds’ By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate. The Audit Committee consists of all of the Independent Trustees.  For the fiscal year ended August 31, 2007 the Audit Committee held four meetings.

•                  The Valuation Committee’s primary purpose is to make fair value determinations as set forth in the SSgA Funds’ Securities Valuation Procedures.  The SSgA Funds have established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (“State Street”) and SSgA Funds Management, Inc.  The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting. The Valuation Committee consists of all of the Independent Trustees and held no meetings during the fiscal year ended August 31, 2007

•                  The primary function of the Governance Committee and the Nominating Sub-Committee is to review and evaluate the composition and performance of the Board and make nominations for membership on all Board committees and review the responsibilities of each committee; and to review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees.  The Nominating Committee will not consider nominees recommended by securities holders.  The Governance Committee consists of all of the Independent Trustees.  For the fiscal year ended August 31, 2007 the Governance Committee met twice.

•                  The primary functions of the Qualified Legal and Compliance Committee (the “QLCC”) are to receive quarterly reports from the SSgA Funds’ Chief Compliance Officer; to oversee generally the SSgA Funds’ responses to regulatory inquiries; and to investigate matters referred to it by the Chief Legal Officer and make recommendations to the Board regarding the implementation of an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the SSgA Funds, its officers or the Trustees. The Qualified Legal and Compliance Committee consists of all of the Independent Trustees.  During the fiscal year ended August 31, 2007, the QLCC met five times.

The following lists the SSgA Funds’ Trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the Trustees, other directorships held during the past five years.

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Interested Trustee

Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office	Principal Occupation(s) During Past 5 Years; Other Directorships Held	Number of Portfolios in Fund Complex Overseen by Trustee
Peter G. Leahy State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 47	• Trustee since 2005 • Interested Person of the SSgA Funds (as defined in the 1940 Act) • Term: Until successor is elected and qualified	• 2004 to Present, Executive Vice President, State Street Corporation; and September 2006 to Present, Chief Product Officer (1991-2004, Senior Vice President), State Street Global Advisors; and • Director, State Street Global Markets LLC.	27

Independent Trustees

Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office	Principal Occupation(s) During Past 5 Years; Other Directorships Held	Number of Portfolios in Fund Complex Overseen by Trustee
Lynn L. Anderson 909 A Street Tacoma, WA 98402 Age 68	• Chairman of the Board since 1988 • Independent Chairman since January 2006 • Member (ex officio), Audit Committee • Member (ex officio), Governance Committee • Member (ex officio), Valuation Committee • Member (ex officio), QLCC • Term: Until successor is elected and qualified	• Director, Russell Trust Company; and • Until December 2005, Vice Chairman, Frank Russell Company (institutional financial consultant) (Retired); and Chairman of the Board, Russell Investment Company and Russell Investment Funds (registered investment companies) (Retired).	27

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William L. Marshall 909 A Street Tacoma, WA 98402 Age 65	• Trustee since 1988 • Chairman, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Member, QLCC • Term: Until successor is elected and qualified	• Chief Executive Officer and President, Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment advisor and provider of financial and related consulting services); • Certified Financial Planner and Member, Financial Planners Association; and • Registered Representative and Principal for Securities with Cambridge Investment Research, Inc., Fairfield, Iowa.	27

Steven J. Mastrovich 909 A Street Tacoma, WA 98402 Age 51	• Trustee since 1988 • Member, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Member, QLCC • Term: Until successor is elected and qualified	• Global Head of Structured Real Estate and Business Development, J.P. Morgan Investment Management (private real estate investment for clients primarily outside of the US to locate private real estate investments within the US).	27

Patrick J. Riley 909 A Street Tacoma, WA 98402 Age 59	• Trustee since 1988 • Member, Audit Committee • Chairman, Governance Committee • Member, Valuation Committee • Member, QLCC • Term: Until successor is elected and qualified	• 2003 to Present, Associate Justice, Commonwealth of Massachusetts Superior Court; • 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); and • Director, SSgA Cash Management Fund plc; and State Street Global Advisors Ireland, Ltd. (investment companies).	27

Richard D. Shirk 909 A Street	• Trustee since 1988 • Member, Audit Committee	• March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding	27

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Tacoma, WA 98402 Age 62	• Member, Governance Committee • Member, Valuation Committee • Member, QLCC • Audit Committee Financial Expert • Term: Until successor is elected and qualified	company) (Retired); • Board Member, Healthcare Georgia Foundation (private foundation); and • September 2002 to Present, Board Member, Amerigroup Corp. (managed health care).

Bruce D. Taber 909 A Street Tacoma, WA 98402 Age 64	• Trustee since 1991 • Member, Audit Committee • Member, Governance Committee • Chairman, Valuation Committee • Member, QLCC	• Consultant, Computer Simulation, General Electric Industrial Control Systems (diversified technology and services company); and • Director, SSgA Cash Management Fund plc; and State Street Global Advisors Ireland, Ltd. (investment companies).	27

Henry W. Todd 909 A Street Tacoma, WA 98402 Age 60	• Trustee since 1988 • Alternate Chairman, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Chairman, QLCC • Audit Committee Financial Expert • Term: Until successor is elected and qualified	• Chairman, President and CEO, A.M. Todd Group, Inc. (flavorings manufacturer); and • Director, SSgA Cash Management Fund plc; and State Street Global Advisors Ireland, Ltd. (investment companies).	27

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Principal Officers

Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office	Principal Occupation(s) During Past Five Years
James E. Ross State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 42	• President and Chief Executive Officer from January 2006 to Present • Principal Executive Officer since 2005 • Term: Until successor is elected by Trustees

•      2005 to Present, President (2001 to 2005, Principal), SSgA Funds Management, Inc. (investment advisor);

•      March 2006 to Present, Senior Managing Director (2000 to 2006, Principal), State Street Global Advisors; and

•      President, Principal Executive Officer and Trustee, SPDR Series Trust and SPDR Index Shares Funds; Trustee, Select Sector SPDR Trust; President, Principal Executive Officer and Trustee, State Street Master Funds and State Street Institutional Investment Trust (registered investment companies).

Ellen M. Needham State Street Financial Center One Lincoln Street Boston, MA 02111- 2900 Age 40	• Vice President since May 2006 • Term: Until successor is elected by Trustees

•      Principal, SSgA Funds Management, Inc. (investment advisor); and

•      July 2007 to Present, Managing Director (June 2006 to July 2007, Vice President; 2000 to June 2006, Principal), State Street Global Advisors.

Julie B. Piatelli State Street Financial Center One Lincoln Street Boston, MA 02111- 2900 Age 40	• Chief Compliance Officer since August 2007 • Term: Until successor is elected by Trustees	• 2004 to Present, Principal and Senior Compliance Officer, SSgA Funds Management, Inc.; Vice President, State Street Global Advisors; and • 1999 to 2004, Senior Manager, PricewaterhouseCoopers LLC.

Mark E. Swanson 909 A Street Tacoma, WA 98402 Age 43	• Treasurer and Principal Accounting Officer since 2000 • Term: Until successor is elected by Trustees

•      Director – Fund Administration, Russell Investment Management Company and Russell Trust Company;

•      Treasurer and Chief Accounting Officer, Russell Investment Company and Russell Investment Funds; and

•      Director, Russell Fund Distributors, Inc., Russell Investment Management Company, and Russell Fund Services Company.

Deedra S. Walkey 909 A Street Tacoma, WA 98402 Age 43	• Chief Legal Officer since 2005 • Term: Until successor is elected by Trustees

•      Secretary and Chief Legal Officer, Frank Russell Company, Russell Insurance Agency Inc., Russell Investments Delaware Inc. (general partner of limited partnerships), Russell International Services Company Inc. (expatriate employee services), Russell Real Estate Advisors Inc., Russell Institutional Services Inc., and Russell Corporate Ventures Inc.; Chief Legal Officer, Russell Trust Company.

Gregory J. Lyons 909 A Street Tacoma, WA 98402 Age 47	• Secretary since 2007 • Term: Until successor is elected by Trustees

•      Associate General Counsel and Assistant Secretary, Frank Russell Company, Russell Insurance Agency, Inc.;

•      Director and Secretary, Russell Investment Management Company, Russell Fund Distributors, Inc., and Russell Fund Services Company; and

•      Secretary and Chief Legal Counsel, Russell Investment Company and Russell Investment Funds

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COMPENSATION

Independent Trustees are paid each calendar year an annual base retainer fee of $60,000.  The SSgA Funds’ Chairman receives an additional annual retainer of $30,000.  In addition to the foregoing retainer fees, the Independent Trustees receive an annual retainer for committee membership as follows: $6,000 (Audit Committee); $4,000 (Governance and Nominating Committee); $7,000 (Valuation Committee); and $4,000 (Legal and Compliance Committee).  The Independent Trustees are paid a per-meeting fee for attendance of $6,000 (regular Board of Trustees meetings); $2,500 (Independent Trustees meetings); $4,000 (Audit Committee meetings), $2,500 (Governance and Nominating Committee meetings), $2,500 (Legal and Compliance Committee meetings called for purposes other than receiving reports from the Funds’ Chief Compliance Officer), $750 (telephonic meetings under thirty minutes), and $1,500 (telephonic meetings over thirty minutes).  The Chairman of each Committee receives an additional annual fee as follows:  $10,000 (Audit Committee); and $5,000 (Governance and Nominating Committees, Legal and Compliance Committee, and Valuation Committee). The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance. As of the date of this Statement, the Trustees were not paid pension or retirement benefits as part of SSgA Funds’ expenses. However, the SSgA Funds have, pursuant to an exemptive order from the SEC, implemented an optional deferred compensation plan by which the Independent Trustees may defer receipt of compensation and receive a return on the deferred amount determined with reference to the performance of shares of specified SSgA Funds.  The SSgA Funds’ officers are compensated by either the Administrator or the Advisor or their affiliates.

Trustee Compensation Table
For The Fiscal Year Ended August 31, 2007

	Aggregate Compensation From SSgA Funds	Pension Or Retirement Benefits Accrued As Part Of SSgA Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Funds And Fund Complex Paid To Trustees
Interested Trustee
Peter G. Leahy	$0	$0	$0	$0
Independent Trustees
Lynn L. Anderson, Chairman of the Board	$160,226	$0	$0	$160,226
William L. Marshall	$161,442	$0	$0	$161,442
Steven J. Mastrovich	$147,662	$0	$0	$147,662
Patrick J. Riley*	$152,782	$0	$0	$152,782
Richard D. Shirk	$148,111	$0	$0	$148,111
Bruce D. Taber	$154,155	$0	$0	$154,155
Henry W. Todd	$155,381	$0	$0	$155,381

*      The total amount of deferred compensation payable to Patrick J. Riley was $152,782 for the fiscal year ended August 31, 2007.

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EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2006

Trustee	Dollar Range Of Equity Securities In Each Fund		Aggregate Dollar Range Of Equity Securities In All Registered Investment Companies Overseen By Trustees In Family of Investment Companies
Lynn L. Anderson	Disciplined Equity Fund	$10,001-$50,000	$50,001-$100,000
	Small Cap Fund	$10,001-$50,000

Peter G. Leahy	Emerging Markets Fund	Over $100,000	Over $100,000

William L. Marshall	Core Opportunities Fund	$10,001-$50,000	Over $100,000
	Disciplined Equity Fund	$10,001-$50,000
	Aggressive Equity Fund	$10,001-$50,000
	Emerging Markets Fund	$10,001-$50,000

Steven J. Mastrovich	None	$0	$0

Patrick J. Riley	Aggressive Equity Fund	$10,001-$50,000	Over $100,000
	International Stock Selection Fund	$50,001-$100,000
	Emerging Markets Fund	$50,001-$100,000
	Core Opportunities Fund	Over $100,000
	Small Cap Fund	Over $100,000
	Disciplined Equity Fund	Over $100,000

Richard D. Shirk	Core Opportunities Fund	$10,001-$50,000	Over $100,000
	Small Cap Fund	$10,001-$50,000
	Emerging Markets Fund	$10,001-$50,000
	High Yield Bond Fund	$50,001-$100,000
	Tax Free Money Market Fund	$10,001-$50,000
	US Government Money Market Fund	$10,001-$50,000

Bruce D. Taber	Bond Market Fund	$10,001-$50,000	Over $100,000
	Disciplined Equity Fund	$10,001-$50,000
	Small Cap Fund	$10,001-$50,000
	Emerging Markets Fund	$10,001-$50,000
	Life Solutions Income and Growth Fund	$10,001-$50,000

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Henry W. Todd	None	$0	$0

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street may from time to time have discretionary authority over accounts which invest in shares of the SSgA Funds.  These accounts include accounts maintained for securities lending clients and accounts which permit the use of the Funds as short-term cash sweep investments.  Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares.  As of November 30, 2007, State Street held of record less than 25% of the issued and outstanding shares of the SSgA Funds (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Funds.  Consequently, State Street is not deemed to be a controlling person for purposes of the 1940 Act.

The Trustees and officers of Funds, as a group, own less than 1% of SSgA Funds’ voting securities.

As of November 30, 2007, the following shareholders owned of record 5% or more of the issued and outstanding shares of each Fund described in this Statement. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

Emerging Markets

•      Charles Schwab & Co Inc, Special Cust A/C FBO Our Customers, Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4151—24.57%

•      National Financial Services, Corporation For The Exclusive, Benefit Of Our Customers, P.O. Box 3908, Church Street Station, New York, NY 10008-3908, 22.86%

•      Airview & Co, P.O. Box 5166, Boston, MA 02206-5166—7.85%

Emerging Markets – Select Class

•      Patterson & Co Omnibus Cash/Cash, 1525 West Wt Harris Blvd, Charlotte, NC 28288-0001—40.42%

•      Knotfloat & Co, P.O. Box 5496, Boston, MA 02206-5496—17.57%

•      Patterson & Co Omnibus Rein/Rein, 1525 West Wt Harris Blvd, Charlotte, NC 28288-0001—15.12%

•      Downtick & Co, P.O. Box 1992, Boston, MA 02130—6.92%

International Stock Selection

•      Charles Schwab & Co Inc, Special Cust A/C FBO Our Customers, Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4151—53.53%

•      National Financial Services Corporation, For The Exclusive Benefit Of Our Customers, P.O. Box 3908, Church Street Station, New York, NY 10008-3908—12.48%

•      Prudential Investment Management Service, FBO Mutual Fund Clients, Attn Pruchoice Unit, Mail Stop 194-201, 194 Wood Avenue South, Iselin, NJ 08830-2710—10.69%

International Stock Selection – Class R

•      Citigroup Institutional Trust, Company Trustee FBO, Smith Barney 401(K) Account, 400 Atrium Drive, Somerset, NJ 08873-4162—11.68%

•      Nationwide Trust Company FSB, C/O IPO Portfolio Accounting, P.O. Box 182029, Columbus, OH 43218-2029—11.62%

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• Citistreet Retirement Services, Citigroup Institutional Trust, 400 Atrium Dr, Somerset, NJ 08873-4162—7.71%

International Growth Opportunities

•      Atwell & Co, P.O. Box 2044, Peck Slip Station, New York, NY 10038—27.14%

•      Charles Schwab & Co Inc, Special Cust A/C FBO Our Customers, Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4151—17.41%

•      Windanchor (2DLB), 1776 Heritage Drive - 4th Floor, Adams Building 4 W, North Quincy, MA 02171-2119—9.09%

•      National Financial Services Corporation, For The Exclusive Benefit Of Our Customers, Attn Mutual Funds 5th Fl, 200 Liberty St, New York, NY 10281—7.72%

INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the “Advisor”) serves as the SSgA Funds’ investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the “Advisory Agreement”).  The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company.  The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation. State Street, the SSgA Funds’ Custodian; Boston Financial Data Services, the Transfer and Dividend Paying Agent; and State Street Global Markets, LLC, the Funds’ Distributor, are affiliated persons of the Advisor. The address of the Advisor and State Street Corporation is State Street Financial Center, One Lincoln Street, Boston, MA  02111-2900.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the Funds and either a majority of all Trustees or a majority of the shareholders of the Funds approve its continuance.  The Advisory Agreement may be terminated by the Advisor or a Fund without penalty upon sixty days’ notice and will terminate automatically upon its assignment.  Please see the Funds’ Annual Reports to Shareholders for a discussion regarding the Board’s basis for approve the Advisory Agreement and the period covered by the approval.

Under the Advisory Agreement, the Advisor directs the SSgA Funds’ investments in accordance with each Fund’s investment objective, policies and limitations.  For these services, each Fund pays an annual management fee to the Advisor.  The management fee rate is a percentage of the average daily net asset value of a Fund, calculated daily and paid monthly.

The management fee is the same for each class of shares with respect to Funds with multiple classes.

Advisory Expenses. The following table shows the expenses each Fund accrued to the Advisor during the fiscal years ended August 31:

Fund	2007	2006	2005
Emerging Markets	$21,345,852	$11,714,925	$6,871,917
International Stock Selection	$15,925,099	$4,159,578	$1,347,742
International Growth Opportunities	$296,168	$402,014	$448,361

The Advisor has contractually agreed to waive the advisory fee or reimburse all expenses in excess of a certain percentage of average daily net assets on an annual basis for certain Funds.  The contractual waivers and reimbursements are in effect through December 31, 2008 and are considered from year to year on a calendar basis.  The applicable waivers and reimbursements are shown in the table below for the fiscal years ended August 31:

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Fund	Contractual Fee Waiver/Reimbursement (% of average daily net assets on an annual basis)	2007	2006	2005
Emerging Markets	Reimbursement of all expenses in excess of 1.25%	$160,525	$537,015	$503,240
International Stock Selection	Waiver of up to the full amount of the advisory fee to the extent that expenses exceed 1.00% for the Institutional class and 1.60% for Class R	$3,658,507	$1,100,139	$430,934
International Growth Opportunities	Reimbursement of all expenses in excess of 1.10%	$200,603	$177,009	$234,773

The SSgA Funds are permitted to invest their cash reserves (i.e., monies awaiting investment in portfolio securities suitable for the Funds’ objectives) in the SSgA Prime Money Market Fund, a series of the SSgA Funds not presented in this Statement (the “Central Fund”). Shares of the Central Fund sold to and redeemed from any participating Fund will not be subject to a redemption fee, distribution fee or service fee.  If Central Fund shares sold to or redeemed from a participating Fund are subject to any such distribution or service fee, the Advisor will waive its advisory fee for each participating Fund in an amount that offsets the amount of such distribution or service fee incurred by the participating Fund.

Effective September 1, 2006, the Advisor has voluntarily agreed to waive a portion of the Funds’ advisory fees equal to the advisory fee paid by the Fund to the Central Fund.  For the following SSgA Funds, the waiver amounted to the following for the fiscal year ended August 31:

Fund	2007
Emerging Markets	$227,718
International Stock Selection	$89,172
International Growth Opportunities	$553

PORTFOLIO MANAGERS

Other Accounts Managed. A portfolio manager may be subject to potential conflicts of interest because he or she is responsible for multiple accounts. Potential conflicts may arise out of: (a) the portfolio manager’s execution of different investment strategies for various accounts; or (b) the allocation of investment opportunities among the portfolio manager’s accounts with the same strategy.

A potential conflict of interest may arise as a result of the portfolio managers’ responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while one of the funds managed by the same portfolio manager maintained its position in that security.

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A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees — the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that seek to purchase or dispose of the same securities. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts.  For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources.  Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

The Adviser manages each Fund using a team of investment professionals.  The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for each Fund and assets under management in those accounts. The total number of accounts and assets have been allocated to each respective manager.  Therefore, some accounts and assets have been counted twice.

Emerging Markets Fund

Other Accounts Managed as of August 31, 2007

Portfolio Managers	Number of Registered Investment Companies	Assets Under Management (in billions)	Number of Pooled Investment Vehicles*	Assets Under Management (in billions)*	Number of Other Types of Accounts	Assets Under Management (in billions)	Asset Total (in billions)
Brad Aham, Steve McCarthy	1 fund	$0.3	84 funds	$1.6	2	$0.4	$2.4

*              Includes 1 account with performance based fees and assets of $300,000.

International Stock Selection Fund

Other Accounts Managed as of August 31, 2007

Portfolio Managers	Number of Registered Investment Companies	Assets Under Management (in billions)	Number of Pooled Investment Vehicles*	Assets Under Management (in billions)*	Other Types of Accounts	Assets Under Management (in billions)	Asset Total (in billions)
Paul Moghtader, Craig Scholl	2 funds	$0.5	11 funds	$8.4	24 accounts	$5.1	$13.9

*Includes 4 accounts with performance based fees and assets of $0.5 billion.

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International Growth Opportunities Fund

Other Accounts Managed as of August 31, 2007

Portfolio Managers	Number of Registered Investment Companies	Assets Under Management (in billions)	Number of Pooled Investment Vehicles	Assets Under Management (in billions)	Other Types of Accounts	Assets Under Management (in billions)	Asset Total (in billions)
Tim Corbett, Ivka Kalus-Bystricky	0 finances	$0.00	8 funds	$0.3	16 accounts	$0.1	$0.4

Ownership of Securities.  As of August 31, 2007, except as described below, the portfolio managers do not beneficially own any shares of any Fund described in this statement.

Ownership of Securities as of August 31, 2007

Portfolio Manager	Dollar Range Of Equity Securities In the Funds Managed by the Portfolio Manager
Brad Aham	Emerging Markets	$50,001-100,000
Steve McCarthy	Emerging Markets	$100,001-$500,000
Tim Corbett	International Growth Opportunities	$0-$10,000

Compensation. The compensation of the Advisor’s investment professionals is based on a number of factors. The first factor considered is external market. Through a compensation survey process, the Advisor seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and other incentives.  The second factor taken into consideration is the size of the pool available for compensation.  SSgA Funds Management, Inc. is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool.  Once determined, this pool is then allocated to the various locations and departments of the Advisor and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group.  The pool is then allocated on a discretionary basis to individual employees based on their individual performance.  There is no fixed formula for determining these amounts, nor is anyone’s compensation directly tied to the investment performance or asset value of a product or strategy.  The same process is followed in determining incentive equity allocations.

ADMINISTRATOR

Beginning January 1, 2008, Russell Fund Services Company (“RFSC” or the “Administrator”) will serve as the SSgA Funds’ administrator, pursuant to an Administration Agreement dated January 1, 2008 (the “Administration Agreement”).  RFSC is a wholly owned subsidiary of Russell Investment Management Company (“RIMCo”). Until January 1, 2008, RIMCo, a wholly owned subsidiary of Russell Investment Group, served as the SSgA Funds’ administrator pursuant to an Administration Agreement dated April 12, 1988.  RIMCo will transfer its rights and duties under the Administration Agreement and benefits from the Administration Agreement to RFSC.  Other than the change of parties, all other terms of the Administrative Agreement will remain the same. The Administrator’s mailing address is 909 A Street, Tacoma, WA  98402.

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Russell Investment Group is part of Russell Investments which, through its subsidiaries, provides comprehensive money manager evaluation services to institutional clients, including RIMCo. Russell Investments provides other services to large pools of investment assets, including:  (1) investment management services for Russell subsidiary-sponsored funds; and (2) transition management and portfolio implementation services. Russell Investments is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company. Founded in 1857, Northwestern Mutual is a mutual insurance company organized under the laws of Wisconsin. Northwestern Mutual, its subsidiaries and affiliates offer insurance and investment products and advisory services that address client needs for financial protection, capital accumulation, and estate preservation and distribution. Products and services for the personal, business, estate and pension markets include permanent and term life insurance, disability income insurance, long-term care insurance, annuities, trust services and mutual funds.

Pursuant to the Administration Agreement with the SSgA Funds, the Administrator will:  (1) supervise all aspects of the Funds’ operations; (2)  provide the Funds with administrative and clerical services, including the maintenance of certain of the Funds’ books and records; (3) arrange the periodic updating of the Funds’ Prospectuses and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the Securities and Exchange Commission; and (5) provide the Fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each Fund multiplied by the following percentages:

Money Market Portfolios

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US Equity Portfolios

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US Fixed Income Portfolios

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

International Portfolios

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

Feeder Portfolios(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if a Fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular Fund is equal to the percentage of average aggregate daily net assets that are attributable to that Fund.  The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance.  The Agreement may be terminated by the Administrator or any Fund without penalty upon sixty days’ notice and will terminate automatically upon its assignment.

Administration Expenses. The following table shows the expenses each Fund accrued to the Administrator during the fiscal years ended August 31:

Fund	2007	2006	2005
Emerging Markets Fund	$1,709,744	$975,756	$637,302
International Stock Selection	$1,263,472	$356,463	$155,010
International Growth Opportunities	$53,703	$63,503	$71,708

 (1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable Fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by Fund type, should the Fund cease operating as a Feeder Portfolio.

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CUSTODIAN

State Street Bank and Trust Company (State Street) serves as the Custodian for the Investment Company.  State Street is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes.  For these services, State Street is paid an annual fee in accordance with the following:

•      Fund Accounting. A fee payable monthly on a pro rata basis, based on month-end net assets of each Fund:  First $20 billion—1.00 basis point (b.p.); next $10 billion—0.75 b.p.; over $30 billion—0.50 b.p. (domestic accounting); First $1 billion—3.50 b.p.; over $1 billion—2.00 b.p. (international accounting);

•      Custody. A fee payable monthly on a pro rata basis, based on the following percentages of month-end net assets (excluding short term sweep investments into other than the SSgA Funds money market portfolios:  First $20 billion—0.40 b.p.; over $20 billion—0.20 b.p.

•      Portfolio Trading (per domestic transaction). Charges range from $5 to $75 depending on the type of transaction.

•                  Global Custody. A fee payable monthly on a pro rata basis, based on a certain percentage of month-end net assets, ranging from 6 b.p. to 40 b.p., depending on the country in which securities are held.

•                  Pricing. Monthly quote charge, based on month-end positions: annual base pricing charge, per Fund, $4,500.  Charges range from $4 to $16, depending on the type of security. Fair value pricing (per Fund annually): ITG pricing—$10,000; State Street pricing—$4,000;

•                  Yields.  $4,200 per Fund annually;

•                  On-Line Access Charge.  $960 per Fund annually

•                  Multiple Classes of Shares. $18,000 per class annually;

•                  Fund of Funds.  Accounting fee, daily priced—$9,000 per Fund of Fund annually; Each additional class—$9,000 per class annually; Transactions—$5 each.

•                  Feeder Funds. $15,000 per feeder annually;

•                  Earnings Credit. A balance credit is applied against the above fees (excluding out-of-pocket expenses).  The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

•                  Special Services. Wash sales system and —$3,000 per Fund annually; ITELS—$3,000 per Fund annually; Qualified dividend income reporting—$500 per Fund; Chief Compliance Officer reporting fees—$600 per Fund annually; and

•                  Out of Pocket Expenses at Cost. Include but are not limited to:  annual maintenance fee of $3,000, telephone and other communication lease line charges; SWIFT trade charges, SAS 70 and SAS 99 charges agreed upon procedures review, wire charges of $5, postage and insurance, courier fees, duplicating, legal fees, supplies relating to Funds records, sub-custodian charges, audit letter, stamp duties, proxy fees and archive/document storage costs.

The Custodian’s address is 200 Newport Avenue, Josiah Quincy Building JQ5S, North Quincy, MA  02171.

TRANSFER AND DIVIDEND PAYING AGENT

Boston Financial Data Services, Inc. (BFDS) serves as the Transfer and Dividend Paying Agent. BFDS is a joint venture of State Street Corporation and DST Systems, Inc. BFDS is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 Fund minimum (26 to 35 CUSIPs) or $12,000 Fund minimum (over 35 CUSIPs).  BFDS is also paid the following activity based fees:  $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company.  Portfolio fees are allocated to each Fund based on the average net asset value of each Fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. BFDS is reimbursed by each Fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm,

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microfiche, and expenses incurred at the specific direction of the Fund. BFDS’s principal business address is 2 Heritage Drive, North Quincy, MA  02171.

DISTRIBUTOR

State Street Global Markets, LLC (the “Distributor”) serves as the distributor of Fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended (the “Distribution Agreement”).  The Distribution Agreement shall continue in effect for each Fund for two years following its effective date with respect to the Fund; and thereafter only so long as its continuance is specifically approved at least annually by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval, or by vote of a majority of the outstanding voting securities of the Fund. The Distributor offers the shares of each Fund on an agency or “best efforts” basis under which the SSgA Funds shall only issue such shares as are actually sold. The Distributor is a wholly owned subsidiary of State Street Corporation. The Distributor’s mailing address is State Street Financial Center, One Lincoln Street, Boston, MA  02111-2900.

Distribution Expenses. The following table shows the expenses each Fund accrued to the Distributor during the fiscal years ended August 31:

Fund	2007	2006	2005
Emerging Markets	$2,816,408	$1,444,335	$891,492
Emerging Markets – Select Class	$0	$0	Not operational
International Stock Selection	$3,759,298	$957,612	$121,870
International Stock Selection – Class R	$3,556	$1,352	$0
International Growth Opportunities	$36,856	$62,590	$62,474

For the fiscal year ended August 31, 2007 these amounts are reflective of the following individual payments:

Fund	Advertising	Printing	Compensation to Dealers	Compensation to Sales Personnel	Other*
Emerging Markets	$101,564	$46,424	$540,369	$1,928,516	$199,535
International Stock Selection	$66,136	$30,391	$2,688,029	$951,551	$23,191
International Stock Selection – Class R	$0	$0	$3,556	$0	$0
International Growth Opportunities	$2,138	$964	$26,584	$7,130	$40

*           Include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

Through December 31, 2008, the Distributor has contractually agreed to waive up to .70% of the average daily net assets on an annual basis the distribution and shareholder servicing fees of the Class R Shares.  The waiver amounted to $0 in fiscal 2007, 2006, and 2005 with respect to the International Stock Selection Fund.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and SSgA Funds have each adopted a code of ethics (the SSgA Funds’ code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the

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codes of the underlying service providers, permits personnel of the Funds’ service providers and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the SSgA Funds. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions.  Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the SSgA Funds’ service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLANS AND SHAREHOLDER SERVICING ARRANGEMENTS

Distribution Plans.  Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a Fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a Fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule.  Accordingly, each class of shares offered by the SSgA Funds operates under a separate Rule 12b-1 plan providing for payment of distribution expenses up to the plan limit.

In connection with the Trustees’ consideration of whether to adopt the distribution plans, the Distributor, as the Funds’ principal underwriter, represented to the Trustees that the Distributor believes that the distribution plans should result in increased sales and asset retention by enabling the Funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a distribution plan or under an alternative distribution arrangement, the level of sales and asset retention that a Fund would have.  The distribution plans do not provide for a Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years.  A quarterly report of the amounts expended under all of the distribution plans in operation, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review.  No distribution plan may be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that are paid by the Funds.  The distribution plans and any material amendments must be approved annually by all of the Trustees and by the Trustees who are neither “interested persons” (as defined in the 1940 Act) of the Funds nor have any direct or indirect financial interest in the operation of the distribution plan or any related agreements.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Institutional Plan. The original class of shares of the SSgA Funds is referred to as the “Institutional Class.”  The Plan of Distribution Pursuant to Rule 12b-1 Plan for the Institutional Class (the “Institutional Plan”) was adopted by the Board of Trustees on January 8, 1992.  The Institutional Plan was restated on April 9, 2002 to update current operations.  The Institutional Plan provides for reimbursement for distribution expenses up to the plan limit.  The Institutional Plan provides that each Institutional Class Fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services.  The Institutional Plan does not provide for a Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years.

Payments to the Distributor for the sale and distribution of Institutional Class shares, are not permitted by the Institutional Plan to exceed .25% of a Fund’s average net asset value per year.  Payments to Financial Intermediaries providing shareholder services to the Institutional Class are not permitted by the Institutional Plan to exceed .20%. Any payments that are required to be made to the Distributor or Financial Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Institutional Plan is in effect.  The Fund’s liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred.

Class R Plan.  The Plan of Distribution Pursuant to Rule 12b-1 for Class R Shares (the “Class R Plan”) provides for payment by the Funds to the Distributor for various distribution, shareholder and administrative services up to the plan limit The Board of Trustees adopted the Class R Plan on April 8, 2003, and it is similar in all material respects to the distribution plans for the Institutional Class, other than with respect to the limitation on distribution and shareholder servicing fees.

Under the Class R Plan each Fund in the class pays the Distributor a fee not to exceed 0.70% of the Fund’s average net asset value per year, for distribution, shareholder and administrative services provided to the Fund by the Distributor and Financial Intermediaries.  The Distributor pays Financial Intermediaries for shareholder and administrative services provided to a Fund out of the fee the Distributor receives from the Fund.  Fees paid to the Financial Intermediaries providing shareholder and administrative services to a Fund are not permitted by the Class R Plan to exceed .65% of the Fund’s average net asset value per year.  Payments to the Distributor for distribution and shareholder services to a Fund are not permitted by the Class R Plan to exceed 0.05% of the Fund’s average daily

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net asset value per year. Any payments that are required to be made to the Distributor or Financial Intermediaries that cannot be made because of the limitations contained in the Class R Plan may be carried forward and paid in the following two fiscal years so long as the Class R Plan is in effect.

Select Class Plan. The Plan of Distribution Pursuant to Rule 12b-1 for Select Class Shares (the “Select Class Plan”) provides for payment to the Distributor for various distribution, shareholder and administrative services up to the plan limit.  The Board of Trustees adopted the Select Class Plan on November 8, 2005, and it is similar in all material respects to the distribution plan for the Institutional Class, other than with respect to the limitation on distribution and shareholder servicing fees.

Under the Select Class Plan, the Fund pays the Distributor a fee not to exceed 0.025% of the Select Class’ average net asset value per year.  Payments to the Distributor for distribution and shareholder services to the Select Class are not permitted by the Plan to exceed 0.025% of the Select Class’ average daily net asset value per year. Any payments that are required to be made to the Distributor that cannot be made because of the limitations contained in the Select Plan may be carried forward and paid in the following two fiscal years so long as the Select Class Plan is in effect.

Distribution and Shareholder Servicing. Payments under the distribution plans are made to the Distributor to finance activity which is intended to result in the sale and retention of Fund shares including:  (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and (4) expenses incurred in connection with the promotion and sale of Fund shares, including Distributor’s overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel. Under the distribution plans, the SSgA Funds and/or the Distributor may also enter into service agreements with various financial institutions, such as banks, broker-dealers, financial advisors or other financial institutions, including the Advisor and its affiliates (each of which is referred to as a Financial Intermediary) to provide shareholder servicing with respect to the shares held by or for the customers of the Financial Intermediaries.  Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law. Under the service agreements, the Financial Intermediaries may provide various services for such customers, including: (1) answering inquiries regarding the Funds; (2) assisting customers in changing dividend options, account designations and addresses; (3) performing subaccounting for such customers; (4) establishing and maintaining customer accounts and records; (5) processing purchase and redemption transactions; (6) providing periodic statements showing customers’ account balances and integrating such statements with those of other transactions and balances in the customers’ other accounts serviced by the Financial Intermediaries; (7) arranging for bank wires transferring customers’ proceeds; and (8) such other services as the customers may request in connection with their accounts, to the extent permitted by applicable statute, rule or regulation. Shareholder services may also include sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.  Financial Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees to their customers for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Financial Intermediaries who sell shares of the Fund.  Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the Fund. As of the 12 months ended August 31, 2007, the Advisor and/or Distributor made such cash payments to nine Financial Intermediaries.  Financial Intermediaries are compensated based on the average daily value of all shares of each Fund owned by customers of the Financial Intermediary.  From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Financial Intermediaries in the form of (1) ordinary and usual gratuities, tickets and other business entertainment; and/or (2) sponsorship of regional or national events of Financial Intermediaries.

Institutional Class Distribution and Shareholder Servicing. Under the Institutional Plan, Financial Intermediaries may receive from the SSgA Funds and/or the Distributor, payment that shall not exceed .20% per annum of the average daily net asset value of the Institutional Class shares owned by or for shareholders with whom the Financial Intermediary has a servicing relationship.

With respect to the Institutional Class, the SSgA Funds have entered into service agreements with State Street and the following entities affiliated with State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC.  The purpose of the service agreements is to obtain shareholder services for Fund shares owned by clients of each of these entities.  In return for these services, the SSgA Funds and/or Distributor pay the Financial Intermediaries that are affiliated with State Street monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the Fund’s shares owned by or for shareholders with whom the affiliated Financial Intermediary has a servicing relationship. The service agreements with affiliated Financial Intermediaries are reviewed annually by the Board of Trustees.

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Class R Distribution and Shareholder Servicing. Under the Class R Plan, the Financial Intermediaries may receive from the SSgA Funds and/or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed 0.65% per annum of the average daily net asset value of the Class R Shares owned by or for shareholders with whom the Financial Intermediary has a servicing relationship.

Select Class Distribution and Shareholder Servicing.  Under the Select Class Plan, Financial Intermediaries are not entitled to compensation.

Shareholder Servicing Fees to State Street. The following table shows the expenses each Fund accrued to State Street, under a Service Agreement pursuant to Rule 12b-1, during the fiscal years ended August 31:

Fund	2007	2006	2005
Emerging Markets Fund	$521,932	$342,037	$229,064
Emerging Markets – Select Class	$228,040	$49,284	Not operational
International Stock Selection	$530,839	$138,987	$44,905
International Stock Selection – Class R	$321	$97	$40
International Growth Opportunities	$9,873	$13,419	$14,945

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts.  The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA  02116.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Joseph P. Barri LLC, 259 Robbins Street, Milton, MA  02186, provides legal services to the Independent Trustees.

BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the SSgA Funds by the Advisor.  Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services.  Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the Funds pay a spread which is included in the cost of the security, and is the difference between the dealer’s cost and the cost to the Funds.  When a Fund executes an over the counter order with an electronic communications network, an alternative trading system, or a non-market maker, a commission is charged because there is no spread on the trade.  Securities may be purchased from underwriters at prices that include underwriting fees.

The Funds described in this Statement may be permitted to purchase equity securities directly in the securities markets located in emerging or developing countries or in the over-the-counter markets (see “Investment Strategies”).  ADRs and EDRs may be listed on stock exchanges, or traded in the over the counter markets in the US or Europe, as the case may be.  ADRs, like other securities traded in the US, will be subject to negotiated commission rates.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the

34

circumstances).  The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to:  liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur.  The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds’ assets for, or participate in, third party soft-dollar arrangements, although the Advisor may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services.  The Advisor does not “pay up” for the value of any such proprietary research. The Advisor may aggregate trades with clients of State Street Global Advisors, whose commission dollars are used to generate soft dollar credits.  Although the Advisor’s clients’ commissions are not used for third party soft dollars, the clients may benefit from the soft dollar products/services received by State Street Global Advisors.

Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company’s procedures adopted in accordance with Rule 17e-1 of the 1940 Act.  The SSgA Funds have adopted procedures pursuant to Rule 12b-1(h) of the 1940 Act that are reasonably designed to prevent the Advisor from directing brokerage in consideration of distribution of Funds shares.

With respect to brokerage commissions, if commissions are generated by a Fund, the Board reviews, at least annually, the commissions paid by a Fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a Fund.

Brokerage Commission Expenses. The following table shows the brokerage commission expenses that the Advisor paid during the fiscal years ended August 31:

Fund	2007	2006	2005
Emerging Markets Fund	$4,100,179	$2,114,908	$2,019,804
International Stock Selection	$2,192,017	$716,570	$189,540
International Growth Opportunities	$53,419	$39,466	$83,209

Top 10 Brokers. During the fiscal year ended August 31, 2007 the Funds described in this Statement purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the Fund’s ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the Fund.  The following table shows the value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2007:

Emerging Markets	Principal ($000)	Commission ($000)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	724,612	1,042
UBS Securities LLC	469,627	585
Credit Suisse First Boston Corp.	393,171	621
Natexis Bleichroeder Inc.	235,128	565
Morgan Stanley	155,236	333
Citigroup Global Markets, Inc.	130,275	82
Deutsche Bank Securities, Inc.	128,524	172
Bear Stearns	70,660	60
BNP Paribas	64,812	101
J.P. Morgan Securities, Inc.	55,411	—
Societe Generale Securities	—	91

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International Stock Selection	Principal ($000)	Commission ($000)
Investment Technology Group, Inc.	1,030,749	551
Lehman Brothers, Inc.	609,255	334
Credit Suisse First Boston Corp.	600,077	326
Merrill Lynch, Pierce, Fenner & Smith, Inc.	337,736	173
Goldman, Sachs & Co.	279,327	174
Morgan Stanley	261,580	110
ABN AMRO	184,993	74
Citigroup Global Markets, Inc.	144,769	98
Deutsche Bank Securities, Inc.	101,856	48
Daiwa Securities	93,552	-
J.P. Morgan Securities, Inc.	—	71

International Growth Opportunities	Principal ($000)	Commission ($000)
Citigroup Global Markets, Inc.	18,353	8
Credit Suisse First Boston Corp.	16,466	7
Merrill Lynch, Pierce, Fenner & Smith, Inc.	14,775	10
Investment Technology Group, Inc.	14,096	9
Goldman, Sachs & Co.	8,912	5
Lehman Brothers, Inc.	5,995	3
Morgan Stanley	5,378	3
ABN AMRO	5,090	3
UBS Securities LLC	2,101	1
Societe Generale Securities	1,547	—
Bear Stearns	—	1

PRICING OF FUND SHARES

The SSgA Funds are offered without a sales commission by the Distributor to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity.  The Funds described in this Statement determine the price per share once each business day (unless otherwise noted) at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time).  A business day is one on which the New York Stock Exchange is open for regular trading.  Pricing does not occur on non-business days.  Currently, the New York Stock Exchange is open for trading every weekday except New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  The New York Stock Exchange may close early on Christmas Eve and New Year’s Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of Fund shares when the shareholder is not able to purchase or redeem Fund shares.  Further, because foreign securities markets may close prior to the time the Fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the Fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value.  If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

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Portfolio instruments for which market quotations are available are valued at market value.  If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with the Funds’ Securities Valuation Procedures.  This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded.  United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price.  Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange or over the counter are valued on the basis of the last sale price.  In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities.  Some international securities trade on days that the Fund is not open for business.  As a result, the net asset value of Fund shares may fluctuate on days when Fund shareholders may not buy or sell Fund shares.

The Funds value securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value.  This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates.  While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on Fund shares computed by dividing the annualized daily income on the Fund’s portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates.  In periods of rising interest rates, the daily yield on Fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The SSgA Funds received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a Fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

TAXES

The tax discussion in this document is only a summary of certain United States federal income tax issues generally affecting the Funds and their shareholders.  The following assumes any Fund shares will be capital assets in the hands of a shareholder.  Circumstances among investors may vary, so you are encouraged to discuss investment in the SSgA Funds with your tax advisor. Each portfolio of the SSgA Funds intends to qualify each year as a “regulated investment company” (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  As a RIC, each Fund is generally not subject to federal income taxes to the extent it distributes its net investment income and net capital gain  (long-term capital gains in excess of short-term capital losses) to shareholders.  The Board intends to distribute each year substantially all of the SSgA Funds’ net investment income and net capital gain.  It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice. If a Fund fails to qualify as a RIC for any taxable year, it will be subject to tax as a “C” corporation and may be limited in its ability to qualify as a RIC in the future.

Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of:  (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from the preceding calendar year.  For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such months will be deemed to have been received on December 31 of such year if the dividends are paid by the Fund subsequent to December 31 but prior to February 1 of the following year.

Any capital loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gain dividends received with respect to such shares.

Foreign shareholders should consult their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

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Foreign Currency Transactions.  Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss.  Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss.  These gains and losses, referred to under the Code as “Section 988” gains and losses, may increase or decrease the amount of the Fund’s net investment income to be distributed to its shareholders as ordinary income.

Issues Related to Hedging and Option Investments.  A Fund’s ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the Fund’s income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss.  Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

Foreign Income Taxes.  Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source, subject to exemptions and rate reductions under income tax treaties between the United States and certain foreign countries. The Fund and its shareholders generally will not be entitled to any foreign tax credit or deduction with respect to such taxes against any United States federal income tax. However, if more than 50% in value of a Fund’s total asses at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the “Foreign Election”) that would permit you to take a credit (or deduction) for foreign income taxes paid by the Fund.  The Fund may be subject to certain holding period requirements with respect to securities held to take advantage of this credit.  If the Foreign Election is made by a Fund and you chose to use the foreign tax credit, you would be able to include in your gross income both dividends received from the Fund and foreign income taxes paid by the Fund provided certain requirements are satisfied.  You would be entitled to treat the foreign income taxes withheld as a credit against your United States federal income taxes, subject to the limitations set forth in the Code with respect to the foreign tax credit generally.  Alternatively, you could treat the foreign income taxes withheld as an itemized deduction from adjusted gross income in computing taxable income rather than as a tax credit.

If a Fund invests in an entity that is classified as a passive foreign investment company (“PFIC”) for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund.  The Fund may be able to remedy the potential adverse consequences of investing in a PFIC by electing to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom, with the result that unrealized gains would be treated as realized gains and would be reported as ordinary income.  Any mark-to-market losses, as well as losses from an actual disposition of PFIC stock, would be reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.  Alternatively, the Fund may make a “qualified electing fund” (“QEF”) election.  Under such an election, the Fund generally would be required to include in its gross income its pro rata share of the PFIC’s ordinary income and long-term capital gain on a current basis, regardless of whether any distributions are received from the PFIC.  However, the Fund may not be able to make a QEF election if it cannot obtain the necessary financial data from the PFIC.

At August 31, 2007, the Funds had net tax basis capital loss carryovers in the following amounts, which may be applied against any realized net taxable gains in each succeeding year or until the respective expiration dates as indicated below, whichever occurs first:

Fund	Carryover Amount	Expiration Date
International Growth Opportunities	$6,668,931	8/31/2011
International Growth Opportunities	$18,722,772	8/31/2012

CALCULATION OF PERFORMANCE DATA

The SSgA Funds compute average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission.  Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a Fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

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Average annual total return is computed according to the following formula:

P(1+T)n = ERV

where:	P =	a hypothetical initial payment of $1,000
	T =	average annual total return
	n =	number of years
	ERV =	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the Fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

P(1+T)n = ATVD

where:	P =	a hypothetical initial payment of $1,000
	T =	average annual total return (after taxes on distributions)
	n =	number of years
	ATVD =	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on Fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the Fund, less taxes due on such distributions, are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

Average Annual Total Returns

Fund	1 Year Ending August 31, 2007	5 Years Ending August 31, 2007	10 Years Ending August 31, 2007
Emerging Markets(1)	45.47%	33.21%	12.53%
Emerging Markets Select Class(2)	46.00%	33.29%	12.57%
International Stock Selection(3)	19.07%	21.72%	8.13%
International Stock Selection — Class R(1)	18.41%	21.08%	7.56%

(1) The Fund commenced operations on March 1, 1994.

(2) Select Class shares began operating on March 1, 2006.  Performance for the Fund’s Select Class before its inception is derived from the historical performance of the Institutional Class.  The returns shown above do not reflect deduction of the lower distribution fees and shareholder services fees applicable to the Select Class.  The returns of the Select Class would have been higher than the Institutional Class due to the lower distribution and shareholder servicing fees.

(3) The Fund commenced operations on March 7, 1995.

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International Growth Opportunities(2)	16.30%	15.77%	5.54%

ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

The SSgA Funds will not hold an annual meeting of shareholders.  Special meetings may be convened:  (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board’s failure to honor the shareholders’ request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each Fund share has one vote.  There are no cumulative voting rights.  There is no annual meeting of shareholders, but special meetings may be held.  On any matter that affects only a particular investment Fund, only shareholders of that Fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The Fund share represents an equal proportionate interest in the Fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the Fund as may be declared by the Board of Trustees.  Fund shares are fully paid and nonassessable by the SSgA Funds and have no preemptive rights.

The SSgA Funds do not issue share certificates.  Instead, the Transfer Agent sends monthly statements to shareholders of the Fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts.  Each statement also sets forth the balance of shares held in the account.

The SSgA Funds are authorized to divide shares of any Fund into two or more classes of shares.  The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase Fund provisions and conditions under which any Fund may have separate voting rights or no voting rights.  Each class of shares is entitled to the same rights and privileges as all other classes of the Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund’s portfolio securities.  The SSgA Funds includes the Institutional Class (the original class of shares), and two additional classes of shares:  Class R (SSgA Bond Market, Core Opportunities, Small Cap, Aggressive Equity, International Stock Selection and Life Solutions Income and Growth, Life Solutions Balanced and Life Solutions Growth Funds) and Select Class (SSgA Emerging Markets Fund).

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA Funds shares are not endorsed or guaranteed by State Street or its affiliates, are not deposits or obligations of State Street or its affiliates, and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the Fund.  If the Advisor were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services.  In such event, changes in the operation of the Fund may occur.  It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

 (1) Performance for the Class R shares before their inceptions (May 14, 2004) is derived from the historical performance of the Institutional classes, adjusted for the higher operating expenses related to distribution and shareholder servicing.

 (2) The Fund commenced operations on May 1, 1998.

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PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor.  The Advisor’s proxy voting policy is attached to this Statement.  You may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (1) without charge, upon request, by calling 1-800-997-7327; (2) on the Funds’ website at www.ssgafunds.com; and (3) on the US Securities and Exchange Commission’s website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

Each individual Fund of the SSgA Funds is a series of a “Massachusetts business trust.” A copy of the SSgA Funds’ First Amended and Restated Master Trust Agreement (the “Declaration of Trust”) is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the SSgA Funds are designed to make the SSgA Funds similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust provides that the shareholders are not subject to any personal liability for the acts or obligations of the SSgA Funds and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the SSgA Funds contains a provision to the effect that the shareholders are not personally liable.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (1) tort claims, (2) contract claims where the provision referred to is omitted from the undertaking, (3) claims for taxes, and (4) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the SSgA Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the SSgA Funds. The Trustees intend to conduct the operations of the SSgA Funds in a way as to avoid, as far as possible, ultimate liability of the shareholders.

The Declaration of Trust further provides that the name of the SSgA Funds refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the SSgA Funds, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the SSgA Funds for any satisfaction of claims arising in connection with the affairs of the SSgA Funds. With the exceptions stated, the Trust’s Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the SSgA Funds.

The SSgA Funds shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

FINANCIAL STATEMENTS

Each Fund’s financial statements for the fiscal year ended August 31, 2007, appearing in the Funds’ 2007Annual Report to Shareholders, and the reports thereon of Deloitte & Touche LLP, an independent registered public accounting firm, also appearing therein, are incorporated by reference in this Statement of Additional Information.  For a more complete discussion of each Fund’s performance, please see the Funds’ Annual Reports to Shareholders, which may be obtained without charge by calling 1-800-647-7327 or through the Funds’ website at www.ssgafunds.com.

DESCRIPTION OF SECURITIES RATINGS

Moody’s Investors Service, Inc. (“Moody’s”)

Long-Term Debt Ratings.

•                  Aaa — Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and

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principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

•                  Aa — Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

•                  A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

•                  Baa — Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Long-Term Corporation and Tax-Exempt Debt Ratings. The two highest ratings of Moody’s for tax-exempt and corporate bonds are Aaa and Aa.  Tax-exempt and corporate bonds rated Aaa are judged to be of the “best quality.”  The rating of Aa is assigned to bonds which are of “high quality by all standards.”  Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger.  Moody’s may modify a rating of Aa by adding numerical modifiers of 1, 2 or 3 to show relative standing within the Aa category.  The foregoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a “con” indicating the bonds are rated conditionally.  Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition.  In addition, Moody’s has advised that the short-term credit risk of a long-term instrument sometimes carries a MIG rating or one of the commercial paper ratings described below.

Short-Term Corporate, Commercial Paper and Tax-Exempt Debt Ratings. Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations.  These obligations have an original maturity not exceeding one year, unless explicitly noted.  Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

•                  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•                  Leading market positions in well-established industries.

•                  High rates of return on funds employed.

•                  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•                  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•                  Well-established access to a range of financial markets and assured sources of alternate liquidity.

•                  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternative liquidity is maintained.

•                  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

•                  Issuers rated Not Prime do not fall within any of the Prime rating categories.

Tax-Exempt Note Ratings. Moody’s ratings for state and municipal notes and other short-term obligations are designated Moody’s Investment Grade (“MIG”).  MIG-1/VMIG-1 denotes best quality.  There is present strong protection from established cash flows,

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superior liquidity support or demonstrated broad-based access to the market for refinancing.  MIG-2/VMIG-2 denotes high quality, with margins of protection ample although not as large as in the MIG-1/VMIG-1 group.

Standard & Poor’s Corporation (“S&P”)

Long-Term Debt Ratings.  The ratings are based, in varying degrees, on the following considerations:  (1) The likelihood of default — capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

•                  AAA — Debt rated AAA has the highest rating assigned by S&P.  Capacity to pay interest and repay principal is extremely strong.

•                  AA — Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

•                  A — Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

•                  BBB — Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-):  The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short-Term Corporate, Commercial Paper and Tax-Exempt Debt Ratings. The two highest ratings of S&P for tax-exempt and corporate bonds are AAA and AA.  Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal.  Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree.  The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.  The foregoing ratings are sometimes followed by a “p” indicating that the rating is provisional.  A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project.  This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market.  Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest.  These categories are as follows:

•                  A-1 — This highest category indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

•                  A-2 — Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated A-1.

Tax-Exempt Notes Ratings. An S&P rating of SP-1 indicates very strong or strong capacity to pay principal and interest.  Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.  Notes rated SP-2 are issued by issuers that exhibit satisfactory capacity to pay principal and interest.

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Fitch’s Investors Service, Inc. (“Fitch”)

Long-Term Corporate and Tax-Exempt Debt Ratings. The two highest ratings of Fitch for tax-exempt and corporate bonds are AAA and AA.  AAA bonds are considered to be investment grade and of the highest credit quality.  The obligor is judged to have an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.  AA bonds are considered to be investment grade and of very high credit quality.  The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.  Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.  Plus (+) and minus (-) signs are used with the AA rating symbol to indicate relative standing within the rating category.

Short-Term Corporate, Commercial Paper, and Tax-Exempt Debt Ratings. Fitch’s short-term ratings apply to tax-exempt and corporate debt obligations that are payable on demand or have original maturities of up to three years.  The highest rating of Fitch for short-term securities encompasses both the F-1+ and F-1 ratings.  F-1+ securities possess exceptionally strong credit quality.  Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.  F-1 securities possess very strong credit quality.  Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.  F-2 securities possess good credit quality and have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.Commercial paper rated by Fitch reflects Fitch’s current appraisal of the degree of assurance of timely payment of such debt.  An appraisal results in the rating of an issuer’s paper as F-1, F-2, F-3, or F-4.

•                  F-1 — This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

•                  F-2 — Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

Duff & Phelps Credit Rating Co. (“D&P”)

Long-Term Corporate and Tax-Exempt Debt Ratings. The two highest ratings of D&P for tax-exempt and corporate fixed-income securities are AAA and AA.  Securities rated AAA are of the highest credit quality.  The risk factors are considered to be negligible, being only slightly more than for risk-free US Treasury debt.  Securities rated AA are of high credit quality.  Protection factors are strong.  Risk is modest but may vary slightly from time to time because of economic conditions.  The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.

Short-Term Corporate, Commercial Paper and Tax-Exempt Debt Ratings. The highest rating of D&P for commercial paper is Duff 1.  D&P employs three designations, Duff 1 plus, Duff 1 and Duff 1 minus, within the highest rating category.  Duff 1 plus indicates highest certainty of timely payment.  Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is judged to be outstanding, and safety is just below risk-free US Treasury short-term obligations.  Duff 1 indicates very high certainty of timely payment.  Liquidity factors are excellent and supported by strong fundamental protection factors.  Risk factors are considered to be minor.  Duff 1 minus indicates high certainty of timely payment.  Liquidity factors are strong and supported by good fundamental protection factors.  Risk factors are very small.  Duff 2 indicates good certainty of timely payment.  Liquidity factors and company fundamentals are sound.  Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good.  Risk factors are small.

IBCA Limited and IBCA Inc. (“IBCA”)

Long-Term Corporation and Tax-Exempt Debt Ratings. The two highest ratings of IBCA for corporate bonds are AAA and AA.  Obligations rated AAA by IBCA have the lowest expectation of investment risk.  Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.  Obligations for which there is a very low expectation of investment risk are rated AA.  IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within a major rating category.  IBCA does not rate tax-exempt bonds.

Short-Term Corporate and Tax-Exempt Debt Ratings. IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal banking subsidiaries.  The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment.  Those obligations rated A1+ are supported by the highest capacity for timely repayment.  The designation A-2 by IBCA indicates that the obligation is supported by a satisfactory capacity for timely payment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Thompson BankWatch (“Thompson”)

Long-Term Corporation and Tax-Exempt Debt Ratings. The two highest ratings of Thomson for corporate bonds are AAA and AA.  Bonds rated AAA are of the highest credit quality.  The ability of the obligor to repay principal and interest on a timely basis is

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considered to be very high.  Bonds rated AA indicate a superior ability on the part of the obligor to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.  These ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.  Thomson does not rate tax-exempt bonds.

Short-Term Corporate and Tax-Exempt Debt Ratings. Thomson’s short-term paper ratings assess the likelihood of an untimely payment of principal or interest of debt having a maturity of one year or less which is issued by banks and financial institutions.  The designation TBW-1 represents the highest short-term rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.  The designation TBW-2 represents the second highest short-term rating category and indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

PROXY VOTING POLICY

Introduction

SSgA Funds Management, Inc. (“FM”) seeks to vote proxies for which it has discretionary authority in the best interests of its clients.  This entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio’s holdings with respect to proposals that are reasonably anticipated to have an impact on the current or potential value of a security.  Absent unusual circumstances or specific client instructions, we vote proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies.  FM takes the view that voting in a manner consistent with maximizing the value of our clients’ holdings will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (“SSgA”) Investment Committee.  The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to the FM Proxy Review Committee, a subcommittee of the SSgA Investment Committee.  FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

1)              describes its proxy voting procedures to its clients in Part II of its Form ADV;

2)              provides the client with this written proxy policy, upon request;

3)              discloses to its clients how they may obtain information on how FM voted the client’s proxies;

4)              matches proxies received with holdings as of record date;

5)              reconciles holdings as of record date and rectifies any discrepancies;

6)              generally applies its proxy voting policy consistently and keeps records of votes for each client;

7)              documents the reason(s) for voting for all non-routine items; and

8)              keeps records of such proxy voting available for inspection by the client or governmental agencies.

Process

The FM Manager of Corporate Governance is responsible for monitoring proxy voting on behalf of our clients and executing the day to day implementation of this Proxy Voting Policy. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee.

In order to facilitate our proxy voting process, FM retains Institutional Shareholder Services (“ISS”), a firm with expertise in the proxy voting and corporate governance fields.  ISS assists in the proxy voting process, including acting as our voting agent (i.e. actually processing the proxies), advising us as to current and emerging governance issues that we may wish to address, interpreting this policy and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments.  This Policy does not address all issues as to which we may receive proxies nor does it seek to describe in detail all factors that we may consider relevant to any particular proposal.  To assist ISS in interpreting and applying this Policy, we meet with ISS at least annually, provide written guidance on certain topics generally on an annual basis and communicate more regularly as necessary to discuss how specific issues should be addressed.  This guidance permits ISS to apply this Policy without consulting us as to each proxy but in a manner that is consistent with our investment view and not their own governance opinions.  If an issue raised by a proxy is not addressed by this Policy or our prior guidance to ISS, ISS refers the proxy to us for

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direction on voting.  On issues that we do not believe affect the economic value of our portfolio holdings or are considered by us to be routine matters as to which we have not provided specific guidance, we have agreed with ISS to act as our voting agent in voting such proxies in accordance with its own recommendations which, to the extent possible, take into account this Policy and FM’s general positions on similar matters.  The Manager of Corporate Governance is responsible, working with ISS, for submitting proxies in a timely manner and in accordance with our policy.  The Manager of Corporate Governance works with ISS to establish and update detailed procedures to implement this policy.

From time to time, proxy votes will be solicited which fall into one of the following categories:

(i)                                     proxies which involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); or

(ii)                                  proxies which are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

These proxies are identified through a number of methods, including but not limited to notification from ISS, concerns of clients, review by internal proxy specialists, and questions from consultants.  The role of third parties in identifying special circumstances does not mean that we will depart from our guidelines; these third parties are all treated as information sources.  If they raise issues that we determine to be prudent before voting a particular proxy or departing from our prior guidance to ISS, we will weigh the issue along with other relevant factors before making an informed decision.  In all cases, we vote proxies as to which we have voting discretion in a manner that we determine to be in the best interest of our clients.  As stated above, if the proposal has a quantifiable effect on shareholder value, we seek to maximize the value of a portfolio’s holdings.  With respect to matters that are not so quantifiable, we exercise greater judgment but still seek to maximize long-term value by promoting sound governance policies.  The goal of the Proxy Voting Committee is to make the most informed decision possible.

In instances of special circumstances or issues not directly addressed by our policies or guidance to ISS, the FM Manager of Corporate Governance will refer the item to the Chairman of the Investment Committee for a determination of the proxy vote.  The first determination is whether there is a material conflict of interest between the interests of our client and those of FM or its affiliates (as explained in greater detail below under “Potential Conflicts”).  If the Manager of Corporate Governance and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under “Potential Conflicts” is followed.  If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients.  At this point, the Chairman of the Investment Committee makes a voting decision in our clients’ best interest.  However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy item to the Proxy Review Committee and/or to the entire Investment Committee for a final decision on voting the proxy.  The Investment Committee will use the same rationale for determining the appropriate vote.

FM reviews proxies of non-US issuers in the context of these guidelines.  However, FM also endeavors to show sensitivity to local market practices when voting these proxies, which may lead to different votes. For example, in certain foreign markets, items are put to vote which have little or no effect on shareholder value, but which are routinely voted on in those jurisdictions; in the absence of material effect on our clients, we will follow market practice.  FM votes in all markets where it is feasible to do so.  Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction.  In such a case, FM will be unable to vote such a proxy.

Voting

For most issues and in most circumstances, we abide by the following general guidelines.  However, it is important to remember that these are simply guidelines.  As discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

I.                                         Generally, FM votes for the following ballot items:

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Board of Directors

•                  Elections of directors who (i) we determine to be adequately independent of management and (ii) do not simultaneously serve on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer).  Factors that we consider in evaluating independence include whether the nominee is an employee of or related to an employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, or whether the nominee receives non-board related compensation from the issuer

•                  Directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry.  In making such a determination, we review whether the compensation is overly dilutive to existing shareholders.

•                  Proposals to limit directors’ liability and/or expand indemnification of directors, provided that a director shall only be eligible for indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office

•                  Discharge of board members’ duties*, in the absence of pending litigation, governmental investigation, charges of fraud or other indicia of significant concern

•                  The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board’s key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues.

•                  Mandates requiring a majority of independent directors on the Board of Directors

•                  Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

•                  Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

•                  Elimination of cumulative voting

•                  Establishment of confidential voting

Auditors

•                  Approval of auditors, unless the fees paid to auditors are excessive; auditors’ fees will be deemed excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditors

•                  Auditors’ compensation, provided the issuer has properly disclosed audit and non-audit fees relative to market practice and that non-audit fees for the prior year constituted no more than 50% of the total fees paid to the auditors

•                  Discharge of auditors*

•                  Approval of financial statements, auditor reports and allocation of income

•                  Requirements that auditors attend the annual meeting of shareholders

•                  Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

* Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

* Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

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•                  Establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

Capitalization

•                  Dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend which constitutes 30% or more of net income

•                  Authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase

•                  Capitalization changes which eliminate other classes of stock and/or unequal voting rights

•                  Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50%  of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies.

•                  Elimination of pre-emptive rights for share issuance of less than a certain  percentage (country specific - ranging from 5% to 20%) of the outstanding shares, unless even such small amount could have a material dilutive effect on existing shareholders (e.g. in illiquid markets)

Anti-Takeover Measures

•                  Elimination of shareholder rights plans (“poison pill”)

•                  Amendment to a shareholder rights plans (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced)

•                  Adoption or renewal of a non-US issuer’s shareholder rights plans (“poison pill”) if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

•                  Reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such reduction or elimination

•                  Mandates requiring shareholder approval of a shareholder rights plans (“poison pill”)

•                  Repeals of various anti-takeover related provisions

Executive Compensation/Equity Compensation

•                  Stock purchase plans with an exercise price of not less that 85% of fair market value

•                  Stock option plans which are incentive based and not excessively dilutive.  In order to assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares, and the

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issued but unexercised shares by fully diluted share count.  We review that number in light of certain factors, including the industry of the issuer, in order to make our determination as to whether the dilution is excessive.

•                  Other stock-based plans which are not excessively dilutive, using the same process set forth in the preceding bullet

•                  Expansions to reporting of financial or compensation-related information, within reason

•                  Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

Routine Business Items

•                  General updating of or corrective amendments to charter not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

•                  Change in Corporation Name

•                  Mandates that amendments to bylaws or charters have shareholder approval

Other

•                  Adoption of anti-”greenmail” provisions, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders

•                  Repeals or prohibitions of “greenmail” provisions

•                  “Opting-out” of business combination provision

II. Generally, FM votes against the following items:

Board of Directors

•                  Establishment of classified boards of directors, unless 80% of the board is independent

•                  Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, or nominating committees

•                  Limits to tenure of directors

•                  Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

•                  Restoration of cumulative voting in the election of directors

•                  Removal of a director, unless we determine the director (i) is not adequately independent of management or (ii) simultaneously serves on an unreasonable (as determined by FM) number of other boards (other than those affiliated with

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the issuer).  Factors that we consider in evaluating independence include whether the director is an employee of or related to an employee of the issuer or its auditor, whether the director  provides professional services to the issuer, or whether the director receives non-board related compensation from the issuer Elimination of Shareholders’ Right to Call Special Meetings

•                  Proposals that relate to the “transaction of other business as properly comes before the meeting”, which extend “blank check” powers to those acting as proxy

•                  Approval of Directors who have failed to act on a shareholder proposal that has been approved by a majority of outstanding shares

•                  Directors at companies where prior non-cash compensation was improperly “backdated” or “springloaded” where one of the following scenarios exists:

•                  (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was not independent at the time, and (iii) the director seeking reelection served on the Compensation Committee at the time; or

•                  (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was independent at the time, and (iii) sufficient controls have not been implemented to avoid similar improper payments going forward; or

•                  (i) the Compensation Committee had knowledge of such backdating at the time, and (ii) the director seeking reelection served on the Compensation Committee at the time; or

•                  (i) the Compensation Committee did not have knowledge of such backdating at the time, and (ii) sufficient controls have not been implemented to avoid similar improper payments going forward

Capitalization

•                  Capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders

•                  Capitalization changes that exceed 100% of the issuer’s current authorized capital unless management provides an appropriate rationale for such change

Anti-Takeover Measures

•                  Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

•                  Adjournment of Meeting to Solicit Additional Votes

•                  Shareholder rights plans that do not include a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

•                  Adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”)

Executive Compensation/Equity Compensation

•                  Excessive compensation (i.e. compensation plans which are deemed by FM to be overly dilutive)

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•                  Retirement bonuses for non-executive directors and auditors

•                  Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

Routine Business Items

•                  Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

•                  Reincorporation in a location which has more stringent anti-takeover and related provisions

•                  Proposals asking the board to adopt any form of majority voting, unless the majority standard indicated is based on a majority of shares outstanding.

Other

•                  Requirements that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature

•                  Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

•                  Proposals which require inappropriate endorsements or corporate actions

•                  Proposals asking companies to adopt full tenure holding periods for their executives

III.           FM evaluates Mergers and Acquisitions on a case-by-case basis.  Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders.  However, in all cases, FM uses its discretion in order to maximize shareholder value.  FM generally votes as follows:

•                  Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•                  Against offers when we believe that  reasonable prospects exist for an enhanced bid or other bidders

•                  Against offers where, at the time of voting, the current market price of the security exceeds the bid price

•                  For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

•                  For offers made at a premium where no other higher bidder exists

Protecting Shareholder Value

We at FM agree entirely with the United States Department of Labor’s position that “where proxy voting decisions may have an effect on the economic value of the plan’s underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock” (IB 94-2). Our proxy voting policy and procedures are designed with the intent that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.  However, we use each

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piece of information we receive – whether from clients, consultants, the media, the issuer, ISS or other sources — as one part of our analysis in seeking to carry out our duties as a fiduciary and act in the best interest of our clients.  We are not unduly influenced by the identity of any particular source, but use all the information to form our opinion as to the best outcome for our clients.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors “target” lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors.  Companies, so identified, receive an individual, systematic review by the  FM Manager of Corporate Governance and the Proxy Review Committee, as necessary.

As an active shareholder, FM’s role is to support corporate policies that serve the best interests of our clients. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company’s value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical shareholder.  We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate.  To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process —  especially the proxy voting process — as the most effective means by which to communicate our and our clients’ legitimate shareholder concerns.  Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Potential Conflicts

As discussed above under Process, from time to time, FM will review a proxy which may present a potential conflict of interest.  As a fiduciary to its clients, FM takes these potential conflicts very seriously  While FM’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by FM’s potential conflict, there are a number of courses FM may take.  Although various relationships could be deemed to give rise to a conflict of interest, we have determined that two categories of relationships present a sufficiently serious concern to warrant an alternative process:  customers of FM or its affiliates which are among the top 100 clients of FM and its affiliates based upon revenue; and the 10 largest broker-dealers used by SSgA, based upon revenue (a “Material Relationship”).

When the matter falls clearly within the polices set forth above or the guidance previously provided by FM to ISS and the proxy is to be voted in accordance with that guidance, we do not believe that such decision represents a conflict of interest and no special procedures are warranted.

In circumstances where either (i) the matter does not fall clearly within the policies set forth above or the guidance previously provided to ISS, or (ii) FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Manager of Corporate Governance will compare the name of the issuer against a list of the top 100 revenue generating clients of State Street Corporation and its affiliates and a list of the top 10 broker-dealer relationships to determine if a Material Relationship exists.  (These lists are updated quarterly.)  If the issuer’s name appears on either list and the pre-determined policy is not being followed, FM will employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. However, in certain circumstances the Proxy Review Committee may determine that the use of a third party fiduciary is not necessary or appropriate, either because the matter involved does not involve a material issue or because the issue in question affects the underlying value of the portfolio position and it is appropriate for FM, notwithstanding the potential conflict of interest, to vote the security in a manner that it determines will maximize the value to its client.  In such situations, the Proxy Committee, or if a broader discussion is warranted, the SSgA Investment Committee, shall make a decision as to the voting of the proxy.  The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM’s clients, shall be formalized in writing as a part of the minutes to the Investment Committee.

Recordkeeping

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM’s office:

1)              FM’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

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2)              a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

3)              a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4)              a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

5)              a copy of each written request from a client, and response to the client, for information on how FM voted the client’s proxies.

Disclosure of Client Voting Information

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

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 Filed pursuant to Rule 485(b)

 File Nos. 33-19229; 811-5430

SSgA FUNDS

State Street Financial Center

One Lincoln Street

Boston, Massachusetts  02111-2900

1-800-997-7327

www.ssgafunds.com

STATEMENT OF ADDITIONAL INFORMATION

SSGA LIFE SOLUTIONSSM FUNDS

SSGA LIFE SOLUTIONSSM FUNDS – CLASS R

SSgA Life Solutions Income and Growth Fund

SSgA Life Solutions Balanced Fund

SSgA Life Solutions Growth Fund

DECEMBER 18, 2007

This Statement of Additional Information (“Statement”) is not a Prospectus but should be read in conjunction with the Funds’ current Prospectus dated December 18, 2007.  This Statement describes the SSgA Funds generally and provides additional information about the Funds listed above. To obtain, without charge, the Prospectus or the most recent Annual Report to Shareholders, which contains the Funds’ financial statements incorporated herein by reference, please call 1-800-647-7327. You may also obtain the Prospectus or Annual Report through the SSgA Funds’ website at www.ssgafunds.com.

1

HISTORY	3

DESCRIPTION OF INVESTMENTS AND RISKS	3

INVESTMENT STRATEGY OF THE LIFE SOLUTIONS FUNDS	3
INVESTMENT PRACTICES OF THE UNDERLYING FUNDS	3
SELECTIVE DISCLOSURE OF THE SSGA FUNDS’ PORTFOLIO HOLDINGS	6
INVESTMENT RESTRICTIONS	7
TEMPORARY DEFENSIVE POSITION	8
PORTFOLIO TURNOVER	8

MANAGEMENT OF THE FUNDS	9

BOARD OF TRUSTEES AND OFFICERS	9
COMPENSATION	14
EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2006	15
CONTROLLING AND PRINCIPAL SHAREHOLDERS	16

INVESTMENT ADVISORY AND OTHER SERVICES	18

ADVISOR	18
PORTFOLIO MANAGERS	18
ADMINISTRATOR	19
CUSTODIAN	20
TRANSFER AND DIVIDEND PAYING AGENT	21
DISTRIBUTOR	22
CODE OF ETHICS	22
DISTRIBUTION PLANS AND SHAREHOLDER SERVICING ARRANGEMENTS	23
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	24
LEGAL COUNSEL	24

BROKERAGE PRACTICES AND COMMISSIONS	24

PRICING OF LIFE SOLUTIONS FUND SHARES	25

TAXES	25

CALCULATION OF PERFORMANCE DATA	26

TOTAL RETURN	26

ADDITIONAL INFORMATION	27

SHAREHOLDER MEETINGS	27
CAPITALIZATION AND VOTING	27
FEDERAL LAW AFFECTING STATE STREET	28
PROXY VOTING POLICY	28

FINANCIAL STATEMENTS	29

PROXY VOTING POLICY	29

2

HISTORY

The SSgA Funds is a single legal entity organized on October 3, 1987 as a Massachusetts business trust, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

DESCRIPTION OF INVESTMENTS AND RISKS

The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The SSgA Funds operates distinct investment portfolios referred to individually as a “Fund” or collectively as the “Funds”. SSgA Funds offers shares of beneficial interest in the Funds as described in the applicable Prospectuses.  Other than the SSgA Tuckerman Active REIT Fund and the SSgA Concentrated Growth Opportunities Funds, each of the Funds is diversified as provided by the 1940 Act. Under the 1940 Act, a diversified company is defined as a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities of any single issuer limited to 5% or less of each of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer.  Capitalized terms used in this Statement and not otherwise defined have the meanings assigned to them in the Prospectus.

INVESTMENT STRATEGY OF THE LIFE SOLUTIONS FUNDS

Each Life Solutions Fund attempts to meet its investment objective by investing in a different combination of the Investment Company’s portfolios (the “Underlying Funds”). The Life Solutions Funds do not invest in a portfolio of securities but invest in shares of the Underlying Funds.

INVESTMENT PRACTICES OF THE UNDERLYING FUNDS

The following describes the investment objective and principal investment strategy for each of the Underlying Funds in which the Life Solutions Funds may invest.

•                  SSgA Money Market Fund (Money Market Fund)

•                  SSgA Bond Market Fund (Bond Market Fund)

•                  SSgA Aggressive Equity Fund (Aggressive Equity Fund)

•                  SSgA Concentrated Growth Opportunities Fund (Concentrated Growth Opportunities Fund)

•                  SSgA Large Cap Value Fund (Large Cap Value Fund)

•                  SSgA S&P 500 Index Fund (S&P 500 Index Fund)

•                  SSgA International Stock Selection Fund (International Stock Selection Fund)

•                  SSgA International Growth Opportunities Fund (International Growth Opportunities Fund)

Money Market Fund. The nonfundamental investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar-denominated securities.

The Fund attempts to meet its investment objective by investing in high quality money market instruments, including:  (1) US Treasury bills, notes and bonds; (2) obligations issued or guaranteed as to interest and principal by the US Government, its agencies, or instrumentalities and other such obligations that are neither insured nor guaranteed by the US Treasury, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank; (3) instruments of US and foreign banks, including certificates of deposit, banker’s acceptances and time deposits; these instruments may include Eurodollar Certificates of Deposit, Eurodollar Time Deposits and Yankee Certificates of Deposit; (4) commercial paper of US and foreign companies; (5) asset-backed securities; (6) corporate obligations of US and foreign companies; (7) variable and floating rate notes; and (8) repurchase agreements.

Bond Market Fund.  The nonfundamental investment objective is to maximize total return by investing in fixed-income securities, including, but not limited to, those represented by the Lehman Brothers® Aggregate Bond (LBAB) Index.

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Under normal market conditions, the Fund attempts to meet its objective by investing at least 80% of its total assets in debt instruments.  Shareholders will be notified at least 60 days prior to changing the nonfundamental 80% investment policy. The basis for calculating total assets for purposes of the 80% test includes the Fund’s net assets plus any borrowings for investment purposes. The 80% investment requirement applies at the time the Fund invests its assets. In addition, Fund investments will primarily be in debt instruments rated investment grade or better.  Securities may be either fixed, zero coupon, variable or floating rate and may be denominated in US dollars or foreign currencies. The Fund may also invest in derivative securities, including futures and options, interest rate swaps, credit default swaps, index securities referencing a basket of credit default swaps, total return swaps, interest rate caps, floors and collars and other structured securities; mortgage related securities; and repurchase agreements.

The Fund seeks to manage its duration to correspond to the LBAB Index’s duration while adding value through issue and sector selection.  The Fund will actively trade to benefit from short-term yield disparities among different issues of fixed-income securities, or otherwise to increase total return to the Fund.

The Fund may actively trade portfolio securities and is therefore subject to portfolio turnover and transaction costs.  The Fund typically has a portfolio turnover rate in excess of 100%. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing.

Aggressive Equity Fund.  The nonfundamental investment objective is to maximize total return through investing in US equity securities that are undervalued relative to their growth potential as measured by the Advisor’s proprietary models.

Under normal market conditions, the Fund will invest at least 80% of its total assets in equity securities.  Shareholders will be notified at least 60 days prior to changing the nonfundamental 80% investment policy. The basis for calculating total assets for purposes of the 80% test includes the Fund’s net assets plus any borrowings for investment purposes. The 80% investment requirement applies at the time the Fund invests its assets. The investable universe is constructed using the Russell 3000® Index, which is a combination of the larger-capitalization Russell 1000® Index and the smaller-capitalization Russell 2000® Index.  Securities in the Russell 3000 Index include those companies with a market capitalization range as of August 31, 2007 of approximately $27 million to $482 billion. The market capitalization range of securities in the index will fluctuate with the market. Equity securities will be selected for the Fund on the basis of proprietary analytical models.  The Fund management team uses a quantitative approach to investment management designed to uncover equity securities which are undervalued, with superior growth potential.  This quantitative investment management approach involves a modeling process to evaluate vast amounts of financial data and corporate earnings forecasts.  The Fund may participate in initial public offerings with the intention of immediately selling the shares in the after-market.

The Fund may actively trade portfolio securities and is therefore subject to portfolio turnover and transaction costs.  The Fund typically has a portfolio turnover rate in excess of 100%. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing.

Concentrated Growth Opportunities Fund.  The nonfundamental investment objective is to seek long-term capital appreciation by investing in equity securities.

The Concentrated Growth Opportunities Fund is a non-diversified investment company, as defined by the 1940 Act. The Fund’s non-fundamental investment objective is to seek long-term capital appreciation by investing in equity securities. As a non-diversified investment company, the Fund may hold large positions in the securities of a few issuers, or a single issuer. To the extent the Fund chooses to give greater weight to securities of any single issuer developments affecting that issuer are likely to have a greater impact on the Fund’s share price. Under normal market conditions, the Fund invests at least 80% of total assets in securities, such as common stocks, issued by companies with large market capitalizations.  Shareholders will be notified at least 60 days prior to changing the nonfundamental 80% investment policy. The basis for calculating total assets for purposes of the 80% test includes the Fund’s net assets plus any borrowings for investment purposes. The 80% investment requirement applies at the time the Fund invests its assets. The large market capitalization companies include, but are not limited to, companies represented by the Russell 1000® Index.  As of August 31, 2007, the average market capitalization was approximately $91 billion, and the median market capitalization was approximately $5 billion.  The smallest company in the index had an approximate market capitalization of $1 billion.  The market capitalization range of securities in the index will fluctuate with the market.  The Fund will measure its performance against the Russell 1000® Growth Index.

The investment team seeks to find companies with above-average earnings growth and profitability, exhibiting sustainable competitive advantages. The investment process starts with identifying a universe of success-biased companies diversified across each of the economic sectors. Global industry analysts identify well managed companies with the best long-term growth prospects, concentrating on competitive advantages and growth drivers. All research is conducted on an industry-relative basis, as the success factors for companies vary according to the specific dynamics of the industry. The companies in the Fund generally exhibit stronger potential for earnings growth than their industry peers, as well as a plan to continue the growth trajectory into the future. The Fund has broad exposure across economic sectors, but overweights the sectors which, in the team’s view, stand to benefit from the economic climate.

4

Fund holdings are driven by the analysts’ best ideas. Under normal circumstances, the Fund expects to hold between 20 and 40 securities.

Large Cap Value Fund. The nonfundamental investment objective is to seek long-term capital appreciation by investing primarily in equity securities that are believed to be undervalued and that offer above-average potential for capital appreciation.

Under normal market conditions, the Fund invests at least 80% of total assets in equity securities, such as common stocks, issued by companies with large market capitalizations.  Shareholders will be notified at least 60 days prior to changing the nonfundamental 80% investment policy. The 80% investment requirement applies at the time the Fund invests its assets. The basis for calculating total assets for purposes of the 80% test includes the Fund’s net assets plus any borrowings for investment purposes. The 80% investment requirement applies at the time the Fund invests its assets. These large market capitalization companies include, but are not limited to, companies represented by the Russell 1000® Index.  As of August 31, 2007, the average market capitalization was approximately $91 billion, the median market capitalization was approximately $5 billion.  The smallest company in the index had an approximate market capitalization of $1 billion.  The market capitalization range of securities in the index will fluctuate with the market. The Fund will measure its performance against the Russell 1000® Value Index.  Equity securities will be selected for the Fund on the basis of proprietary analytical models.  The Fund management team uses a quantitative approach to investment management, designed to uncover equity securities that are undervalued relative to their peers.  The Advisor applies this process in an objective, risk-controlled manner with a long-term investment perspective.  This quantitative investment management approach involves a modeling process to evaluate vast amounts of financial data and corporate earnings forecasts.  The Advisor may use various techniques, including buying and selling derivative instruments such as futures contracts or exchange traded funds to increase or decrease the Fund’s exposure to changing market conditions that affect security values.  The Fund may participate in initial public offerings and may also invest in securities of foreign issuers.

S&P 500 Index Fund.  The fundamental investment objective is to seek to replicate the total return of the S&P 500® Index. The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in a corresponding portfolio of the State Street Equity 500 Index Portfolio (the “S&P Master Fund”) that has the same investment objective as and investment policies that are substantially similar to those of the Fund.  Under normal market conditions, at least 80% of its total assets will be invested (either on its own or as part of a master/feeder structure) in stocks in the S&P 500® Index in proportion to their weighting in the S&P 500 Index.  Shareholders will be notified at least 60 days prior to changing the non-fundamental 80% investment policy. The basis for calculating total assets for purposes of the 80% test includes the Fund’s net assets plus any borrowings for investment purposes. The 80% investment requirement applies at the time the Fund invests its assets.  The Fund may also invest in futures and options.

The Fund is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment.  Instead, the Fund utilizes a “passive” investment approach, attempting to replicate the investment performance of its benchmark index through automated statistical analytic procedures.

The S&P 500 Index is designed to capture the price performance of a large cross-section of the US publicly traded stock market. To the extent that all 500 stocks cannot be purchased, the Fund will purchase a representative sample of the stocks listed in the S&P 500 Index in proportion to their weightings.

International Stock Selection Fund.  The nonfundamental investment objective is to provide long-term capital growth by investing primarily in securities of foreign issuers.

Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities.  Shareholders will be notified at least 60 days prior to changing the nonfundamental 80% investment policy. The basis for calculating total assets for purposes of the 80% test includes the Fund’s net assets plus any borrowings for investment purposes. The 80% investment requirement applies at the time the Fund invests its assets. The Fund will attempt to meet its objective through the active selection of equity securities. The Fund management team will concentrate investments in holdings that are composed of, but not limited to, countries included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index. Through the use of a proprietary model, a quantitative selection process is used to select the best securities within each underlying industry in the MSCI® EAFE® Index.

The management team utilizes a proprietary bottom-up stock selection process that is based on a quantitative multi-factor model used to select the best securities within each underlying industry in the MSCI EAFE Index.  Portfolio construction focuses on strong risk controls relative to the benchmark, specifically controls for country and size exposures.

International Growth Opportunities Fund.  The nonfundamental investment objective is to provide long-term capital growth by investing primarily in securities of foreign issuers.

The Fund will attempt to meet its objective through the active selection of equity securities based on the fundamental analysis of companies and investment themes.  The Fund management team’s investment approach is defined predominantly by a bottom-up stock selection process, informed by a top-down macroeconomic outlook.  Investments will be made in, but not limited to, countries and securities included in the MSCI EAFE Index.

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SELECTIVE DISCLOSURE OF THE SSGA FUNDS’ PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies (“Disclosure Policies”) that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.  The Funds will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds’ fiscal quarter on their website at www.ssgafunds.com.  Quarterly reports will remain on the site until the next quarter’s quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds’ portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

a)              The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds’ officers.  Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings.   No compensation or other consideration is paid as a part of any such arrangement.

b)             The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds’ service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds’ Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds’ officers.   The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds’ Chief Compliance Officer.  No compensation or other consideration is paid as a part of any such arrangement.

c)              The Disclosure Policies permit disclosure to numerous mutual Fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes.  These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers.  In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds’ Custodian or Fund accountants to distribute) periodic portfolio holdings to such services and departments.  If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department enter into a written obligation of confidentiality, approved by a Fund officer.  No compensation or other consideration is paid as a part of any such arrangement.

d)             The Disclosure Policies permit the Advisor’s trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes.  The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds’ Chief Compliance Officer.  No compensation or other consideration is paid as a part of any such arrangement.

e)              The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies.  For example, a portfolio manager discussing a Fund may indicate that he owns XYZ company for the Fund only if the Fund’s ownership of such company has previously been publicly disclosed.

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In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders.  In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds’ Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies.  The Disclosure Policies will be reviewed and tested by the Funds’ Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Fund officer.  All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds’ Administrator, Advisor, Sub-Advisor and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended.  It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The Life Solutions Funds are subject to the following investment restrictions, restrictions 1 through 11 are fundamental and restrictions 12 through 14 are nonfundamental.  A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval.  A fundamental restriction may only be changed by a vote of a “majority of the outstanding voting securities” of the Fund.  A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. Unless otherwise noted, these restrictions apply at the time an investment is made.  The Underlying Funds are also subject to investment restrictions.

1.               A Fund will not invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities and shares of the Underlying Funds or other investment companies).  Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

2.               A Fund will not borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of a Life Solutions Fund’s assets taken at market value, less liabilities other than borrowings.  If at any time a Life Solutions Fund’s borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation.  A Life Solutions Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

3.               A Fund will not pledge, mortgage or hypothecate its assets.  However, a Life Solutions Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of its total assets to secure borrowings permitted by paragraph (2) above.

4.               A Fund will not with respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities and shares of the Underlying Funds), if immediately after and as a result of such investment the current market value of a Life Solutions Fund’s holdings in the securities of such issuer exceeds 5% of the value of its assets and to not more than 10% of the outstanding voting securities of such issuer.

5.              A Fund will not make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements.  A Life Solutions Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of its total assets.

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6.               A Fund will not purchase or sell commodities or commodity futures contracts except that the Life Solutions Funds may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the Fund intends to buy and which relate to securities in which the Fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

7.               A Fund will not purchase or sell real estate or real estate mortgage loans; provided, however, that the Life Solutions Funds may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

8.               A Fund will not engage in the business of underwriting securities issued by others, except that the Life Solutions Funds will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

9.              A Fund will not issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

10.        A Fund will not purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of a Life Solutions Fund’s aggregate investment in such securities would exceed 5% of the Fund’s total assets.

11.        A Fund will not make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.  The Life Solutions Funds may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

12.        A Fund will not purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the Life Solutions Funds, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

13.        A Fund will not invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days’ duration.

14.        A Fund will not make investments for the purpose of gaining control of an issuer’s management.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks.  To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders.  If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

The asset allocation range for each Life Solutions Fund has been approved by the Board of Trustees of the Investment Company and may be changed at any time by the Board without shareholder approval.  Within the asset allocation range for each Life Solutions Fund, the Advisor will establish specific percentage targets for each asset class and each Underlying Fund to be held by the Life Solutions Fund based on the Advisor’s outlook for the economy, financial markets and relative market valuation of each Underlying Fund.  Each Life Solutions Fund may temporarily deviate from its asset allocation range for defensive purposes.

PORTFOLIO TURNOVER

Generally, securities are purchased for the Fund for investment income and/or capital appreciation and not for short-term trading profits.  The Advisor’s sell discipline for the Fund’s investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon.  Therefore, the Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for each Life Solutions Fund is calculated by dividing the lesser of purchases or sales of underlying Fund shares for the particular year by the monthly average value of the underlying Fund shares owned by the Fund during the year. Each Life Solutions Fund’s portfolio turnover rate is expected to not exceed 100%. A high turnover rate (over 100%) will:  (1):  increase

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transactions expenses which will adversely affect a Fund’s performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains.  To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates.  The payment of any taxes will impact a shareholder’s net return from holding an interest in the Fund. The Life Solutions Funds will not purchase or sell Underlying Fund shares to: (i) accommodate purchases and sales of each Fund’s shares; (ii) change the percentages of each Fund’s assets invested in each of the Underlying Funds in response to market conditions; and (iii) maintain or modify the allocation of each Fund’s assets among the Underlying Funds generally within the percentage limits described in the Prospectus.

Portfolio Turnover Rate. The following table shows each Fund’s portfolio turnover rate during the fiscal years ended August 31:

August 31,	Balanced	Growth	Income and Growth
2007	31.38%	29.79%	31.95%
2006	28.95%	28.71%	30.23%
2005	31.87%	25.40%	35.40%

MANAGEMENT OF THE FUNDS

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of the Funds and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called “Investment Advisory and Other Services.”). The Trustees hold office for the life of the SSgA Funds.  A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of SSgA Funds shares or by a vote of a majority of the Trustees.  The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding.  A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.  The Trustees who are not “interested persons” of the SSgA Funds (the “Independent Trustees”) shall be eligible to serve as Chairman of the Board for a two-year term on a rotating basis. The officers, all of whom are elected annually by the Board of Trustees and employed by either the Administrator or the Advisor or their affiliates, are responsible for the day-to-day management and administration of the SSgA Funds’ operations. For the fiscal year ended August 31, 2007 the Board of Trustees held seven meetings (including one meeting of the Independent Trustees).

Committees of the Board of Trustees.  There are four standing committees of the Board of Trustees:

•                  The Audit Committee’s primary functions are to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors’ specific representations as to their independence; meet with the Funds’ independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds’ financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors’ comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in Fund operations; (viii) pre-approve Fund audit services and associated fees; (ix) pre-approve non-audit services provided to the Fund and to the Funds’ Advisor or service affiliates (entities that are affiliated with the Funds’ investment advisor and provide ongoing services to the Funds) where the services have a direct impact on the operations of financial reporting of the Fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the Funds’ independent auditor regarding their audit; (xi) receive and consider reports from Fund management of any significant deficiencies in the design or operation of the Funds’ internal controls; (xii)  report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary

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or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the SSgA Funds’ By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate. The Audit Committee consists of all of the Independent Trustees.  For the fiscal year ended August 31, 2007 the Audit Committee held four meetings.

•                  The Valuation Committee’s primary purpose is to make fair value determinations as set forth in the SSgA Funds’ Securities Valuation Procedures.  The SSgA Funds have established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (“State Street”) and SSgA Funds Management, Inc.  The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting. The Valuation Committee consists of all of the Independent Trustees and held no meetings during the fiscal year ended August 31, 2007

•                  The primary function of the Governance Committee and the Nominating Sub-Committee is to review and evaluate the composition and performance of the Board and make nominations for membership on all Board committees and review the responsibilities of each committee; and to review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees.  The Nominating Committee will not consider nominees recommended by securities holders.  The Governance Committee consists of all of the Independent Trustees.  For the fiscal year ended August 31, 2007 the Governance Committee met twice.

•                 The primary functions of the Qualified Legal and Compliance Committee (the “QLCC”) are to receive quarterly reports from the SSgA Funds’ Chief Compliance Officer; to oversee generally the SSgA Funds’ responses to regulatory inquiries; and to investigate matters referred to it by the Chief Legal Officer and make recommendations to the Board regarding the implementation of an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the SSgA Funds, its officers or the Trustees. The Qualified Legal and Compliance Committee consists of all of the Independent Trustees.  During the fiscal year ended August 31, 2007, the QLCC met five times.

The following lists the SSgA Funds’ Trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the Trustees, other directorships held during the past five years.

Interested Trustee

Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office	Principal Occupation(s) During Past 5 Years; Other Directorships Held	Number of Portfolios in Fund Complex Overseen by Trustee

Peter G. Leahy State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 47	• Trustee since 2005 • Interested Person of the SSgA Funds (as defined in the 1940 Act) • Term: Until successor is elected and qualified	• 2004 to Present, Executive Vice President, State Street Corporation; and September 2006 to Present, Chief Product Officer (1991-2004, Senior Vice President), State Street Global Advisors; and • Director, State Street Global Markets LLC.	27

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Independent Trustees

Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office	Principal Occupation(s) During Past 5 Years; Other Directorships Held	Number of Portfolios in Fund Complex Overseen by Trustee

Lynn L. Anderson 909 A Street Tacoma, WA 98402 Age 68	• Chairman of the Board since 1988 • Independent Chairman since January 2006 • Member (ex officio), Audit Committee • Member (ex officio), Governance Committee • Member (ex officio), Valuation Committee • Member (ex officio), QLCC • Term: Until successor is elected and qualified	• Director, Russell Trust Company; and • Until December 2005, Vice Chairman, Frank Russell Company (institutional financial consultant) (Retired); and Chairman of the Board, Russell Investment Company and Russell Investment Funds (registered investment companies) (Retired).	27

William L. Marshall 909 A Street Tacoma, WA 98402 Age 65	• Trustee since 1988 • Chairman, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Member, QLCC • Term: Until successor is elected and qualified	• Chief Executive Officer and President, Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment advisor and provider of financial and related consulting services); • Certified Financial Planner and Member, Financial Planners Association; and • Registered Representative and Principal for Securities with Cambridge Investment Research, Inc., Fairfield, Iowa.	27

Steven J. Mastrovich 909 A Street Tacoma, WA 98402 Age 51	• Trustee since 1988 • Member, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Member, QLCC • Term: Until successor is elected and qualified	• Global Head of Structured Real Estate and Business Development, J.P. Morgan Investment Management (private real estate investment for clients primarily outside of the US to locate private real estate investments within the US).	27

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Patrick J. Riley 909 A Street Tacoma, WA 98402 Age 59	• Trustee since 1988 • Member, Audit Committee • Chairman, Governance Committee • Member, Valuation Committee • Member, QLCC • Term: Until successor is elected and qualified	• 2003 to Present, Associate Justice, Commonwealth of Massachusetts Superior Court; • 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); and • Director, SSgA Cash Management Fund plc; and State Street Global Advisors Ireland, Ltd. (investment companies).	27

Richard D. Shirk 909 A Street Tacoma, WA 98402 Age 62	• Trustee since 1988 • Member, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Member, QLCC • Audit Committee Financial Expert • Term: Until successor is elected and qualified	• March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); • Board Member, Healthcare Georgia Foundation (private foundation); and • September 2002 to Present, Board Member, Amerigroup Corp. (managed health care).	27

Bruce D. Taber 909 A Street Tacoma, WA 98402 Age 64	• Trustee since 1991 • Member, Audit Committee • Member, Governance Committee • Chairman, Valuation Committee • Member, QLCC	• Consultant, Computer Simulation, General Electric Industrial Control Systems (diversified technology and services company); and • Director, SSgA Cash Management Fund plc; and State Street Global Advisors Ireland, Ltd. (investment companies).Inc. (flavorings manufacturer); and • Director, SSgA Cash Management Fund plc; and State Street Global Advisors Ireland, Ltd. (investment	27

Henry W. Todd 909 A Street Tacoma, WA 98402 Age 60	• Trustee since 1988 • Alternate Chairman, Audit Committee • Member, Governance Committee	• Chairman, President and CEO, A.M. Todd Group,	27

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• Member, Valuation Committee • Chairman, QLCC • Audit Committee Financial Expert • Term: Until successor is elected and qualified	companies).

Principal Officers

Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office	Principal Occupation(s) During Past Five Years

James E. Ross State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 42	• President and Chief Executive Officer from January 2006 to Present • Principal Executive Officer since 2005 • Term: Until successor is elected by Trustees

•                  2005 to Present, President (2001 to 2005, Principal), SSgA Funds Management, Inc. (investment advisor);

•                  March 2006 to Present, Senior Managing Director (2000 to 2006, Principal), State Street Global Advisors; and

•                  President, Principal Executive Officer and Trustee, SPDR Series Trust and SPDR Index Shares Funds; Trustee, Select Sector SPDR Trust; President, Principal Executive Officer and Trustee, State Street Master Funds and State Street Institutional Investment Trust (registered investment companies).

Ellen M. Needham State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 40	• Vice President since May 2006 • Term: Until successor is elected by Trustees

•                  Principal, SSgA Funds Management, Inc. (investment advisor); and

•                  July 2007 to Present, Managing Director (June 2006 to July 2007, Vice President; 2000 to June 2006, Principal), State Street Global Advisors.

Julie B. Piatelli State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 40	• Chief Compliance Officer since August 2007 • Term: Until successor is elected by Trustees	• 2004 to Present, Principal and Senior Compliance Officer, SSgA Funds Management, Inc.; Vice President, State Street Global Advisors; and • 1999 to 2004, Senior Manager, PricewaterhouseCoopers LLC.

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Mark E. Swanson 909 A Street Tacoma, WA 98402 Age 43	• Treasurer and Principal Accounting Officer since 2000 • Term: Until successor is elected by Trustees

•                  Director – Fund Administration, Russell Investment Management Company and Russell Trust Company;

•                  Treasurer and Chief Accounting Officer, Russell Investment Company and Russell Investment Funds; and

•                  Director, Russell Fund Distributors, Inc., Russell Investment Management Company, and Russell Fund Services Company.

Deedra S. Walkey 909 A Street Tacoma, WA 98402 Age 43	• Chief Legal Officer since 2005 • Term: Until successor is elected by Trustees

•                  Secretary and Chief Legal Officer, Frank Russell Company, Russell Insurance Agency Inc., Russell Investments Delaware Inc. (general partner of limited partnerships), Russell International Services Company Inc. (expatriate employee services), Russell Real Estate Advisors Inc., Russell Institutional Services Inc., and Russell Corporate Ventures Inc.; Chief Legal Officer, Russell Trust Company.

Gregory J. Lyons 909 A Street Tacoma, WA 98402 Age 47	• Secretary since 2007 • Term: Until successor is elected by Trustees

•                  Associate General Counsel and Assistant Secretary, Frank Russell Company, Russell Insurance Agency, Inc.;

•                  Director and Secretary, Russell Investment Management Company, Russell Fund Distributors, Inc., and Russell Fund Services Company; and

•                  Secretary and Chief Legal Counsel, Russell Investment Company and Russell Investment Funds

COMPENSATION

Independent Trustees are paid each calendar year an annual base retainer fee of $60,000.  The SSgA Funds’ Chairman receives an additional annual retainer of $30,000.  In addition to the foregoing retainer fees, the Independent Trustees receive an annual retainer for committee membership as follows: $6,000 (Audit Committee); $4,000 (Governance and Nominating Committee); $7,000 (Valuation Committee); and $4,000 (Legal and Compliance Committee).  The Independent Trustees are paid a per-meeting fee for attendance of $6,000 (regular Board of Trustees meetings); $2,500 (Independent Trustees meetings); $4,000 (Audit Committee meetings), $2,500 (Governance and Nominating Committee meetings), $2,500 (Legal and Compliance Committee meetings called for purposes other than receiving reports from the Funds’ Chief Compliance Officer), $750 (telephonic meetings under thirty minutes), and $1,500 (telephonic meetings over thirty minutes).  The Chairman of each Committee receives an additional annual fee as follows:  $10,000 (Audit Committee); and $5,000 (Governance and Nominating Committees, Legal and Compliance Committee, and Valuation Committee). The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance. As of the date of this Statement, the Trustees were not paid pension or retirement benefits as part of SSgA Funds’ expenses. However, the SSgA Funds have, pursuant to an exemptive order from the SEC, implemented an optional deferred compensation plan by which the Independent Trustees may defer receipt of compensation and receive a return on the deferred amount determined with reference to the performance of shares of specified SSgA Funds.  The SSgA Funds’ officers are compensated by either the Administrator or the Advisor or their affiliates.

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Trustee Compensation Table

For The Fiscal Year Ended August 31, 2007

	Aggregate Compensation From SSgA Funds	Pension Or Retirement Benefits Accrued As Part Of SSgA Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Funds And Fund Complex Paid To Trustees
Interested Trustee
Peter G. Leahy	$0	$0	$0	$0
Independent Trustees
Lynn L. Anderson, Chairman of the Board	$160,226	$0	$0	$160,226
William L. Marshall	$161,442	$0	$0	$161,442
Steven J. Mastrovich	$147,662	$0	$0	$147,662
Patrick J. Riley*	$152,782	$0	$0	$152,782
Richard D. Shirk	$148,111	$0	$0	$148,111
Bruce D. Taber	$154,155	$0	$0	$154,155
Henry W. Todd	$155,381	$0	$0	$155,381

*      The total amount of deferred compensation payable to Patrick J. Riley was $152,782 for the fiscal year ended August 31, 2007.

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2006

Trustee	Dollar Range Of Equity Securities In Each Fund		Aggregate Dollar Range Of Equity Securities In All Registered Investment Companies Overseen By Trustees In Family of Investment Companies

Lynn L. Anderson	Disciplined Equity Fund	$10,001-$50,000	$50,001-$100,000
	Small Cap Fund	$10,001-$50,000

Peter G. Leahy	Emerging Markets Fund	Over $100,000	Over $100,000

William L. Marshall	Core Opportunities Fund	$10,001-$50,000	Over $100,000
	Disciplined Equity Fund	$10,001-$50,000
	Aggressive Equity Fund	$10,001-$50,000
	Emerging Markets Fund	$10,001-$50,000

Steven J. Mastrovich	None	$0	$0

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Patrick J. Riley	Aggressive Equity Fund	$10,001-$50,000	Over $100,000
	International Stock Selection Fund	$50,001-$100,000
	Emerging Markets Fund	$50,001-$100,000
	Core Opportunities Fund	Over $100,000
	Small Cap Fund	Over $100,000
	Disciplined Equity Fund	Over $100,000

Richard D. Shirk	Core Opportunities Fund	$10,001-$50,000	Over $100,000
	Small Cap Fund	$10,001-$50,000
	Emerging Markets Fund	$10,001-$50,000
	High Yield Bond Fund	$50,001-$100,000
	Tax Free Money Market Fund	$10,001-$50,000
	US Government Money Market Fund	$10,001-$50,000

Bruce D. Taber	Bond Market Fund	$10,001-$50,000	Over $100,000
	Disciplined Equity Fund	$10,001-$50,000
	Small Cap Fund	$10,001-$50,000
	Emerging Markets Fund	$10,001-$50,000
	Life Solutions Income and Growth Fund	$10,001-$50,000

Henry W. Todd	None	$0	$0

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street may from time to time have discretionary authority over accounts which invest in shares of the SSgA Funds.  These accounts include accounts maintained for securities lending clients and accounts which permit the use of the Funds as short-term cash sweep investments.  Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares.  As of November 30, 2007, State Street held of record less than 25% of the issued and outstanding shares of the SSgA Funds (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Funds.  Consequently, State Street is not deemed to be a controlling person for purposes of the 1940 Act.

The Trustees and officers of Funds, as a group, own less than 1% of SSgA Funds’ voting securities.

As of November 30, 2007, the following shareholders owned of record 5% or more of the issued and outstanding shares of each Fund described in this Statement. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

Life Solutions Balanced

•                  Citistreet Retirement Services, Citistreet Core Accounts, State Street Bank & Trust, 1 Heritage Dr, Quincy, MA  02171-2105—31.19%

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•                  State Street Bank & Trust Trustee, Partners Healthcare System Inc, Master Trust For Welfare Benefits, One Enterprise Dr W6A, Quincy, MA  02171-2125—18.48%

•                  Reliance Trust Company As TTEE, FBO Citistreet Retirement Tr Acct, 400 Atrium Dr, Somerset, NJ  08873-4162—17.61%

•                  Patterson & Co, FBO Methodist Hospital 401k Plan, 1525 West Wt Harris Blvd, Charlotte, NC  28288-0001—9.16%

•                  Citigroup Institutional Trust Company, Trustee FBO Smith Barney 401(K) Account, 400 Atrium Drive, Somerset, NJ  08873-4162—7.00%

•                  Citistreet Retirement Services, Citigroup Institutional Trust, 400 Atrium Dr, Somerset, NJ  08873-4162—6.98%

Life Solutions Balanced – Class R

•                  Citigroup Institutional Trust, Company Trustee, FBO Smith Barney 401(K) Account, 400 Atrium Dr, Somerset, NJ  08873-4162—61.08%

•                  Reliance Trust Company As TTEE, FBO Citistreet Retirement Tr Acct, 400 Atrium Dr, Somerset, NJ  08873-4162—35.18%

Life Solutions Growth

•                  Citistreet Retirement Services, Citistreet Core Accounts, State Street Bank & Trust, 1 Heritage Dr, Quincy, MA  02171-2105—59.43%

•                  Patterson & Co, FBO Methodist Hospital 401k Plan, 1525 West Wt Harris Blvd, Charlotte, NC  28288-0001—17.04%

•                  Citigroup Institutional Trust Company, Trustee FBO Smith Barney 401(K) Account, 400 Atrium Drive, Somerset, NJ  08873-4162—9.06%

•                  Reliance Trust Company As TTEE, FBO Citistreet Retirement Tr Acct, 400 Atrium Dr, Somerset, NJ  08873-4162—7.78%

Life Solutions Growth – Class R

•                  Citigroup Institutional Trust, Company Trustee FBO, Smith Barney 401(K) Account, 400 Atrium Dr, Somerset, NJ  08873-4162—49.19%

•                  Reliance Trust Company As TTEE, FBO Citistreet Retirement Tr Acct, 400 Atrium Dr, Somerset, NJ  08873-4162—42.18%

Life Solutions Income and Growth

•                  Citistreet Retirement Services, Citistreet Core Accounts, State Street Bank & Trust, 1 Heritage Dr, Quincy, MA  02171-2105—58.50%

•                  Reliance Trust Company As TTEE, FBO Citistreet Retirement Tr Acct, 400 Atrium Dr, Somerset, NJ  08873-4162—18.39%

•                  Patterson & Co, FBO Methodist Hospital 401k Plan, 1525 West Wt Harris Blvd, Charlotte, NC  28288-0001—11.87%

•                  Citigroup Institutional Trust Company, Trustee FBO Smith Barney 401(K) Account, 400 Atrium Drive, Somerset, NJ  08873-4162—5.86%

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Life Solutions Income and Growth – Class R

•                  Citigroup Institutional Trust, Company Trustee FBO, Smith Barney 401(K) Account, 400 Atrium Dr, Somerset, NJ  08873-4162—49.19%

•                  Reliance Trust Company As TTEE, FBO Citistreet Retirement Tr Acct, 400 Atrium Dr, Somerset, NJ  08873-4162—42.18%

INVESTMENT ADVISORY AND OTHER SERVICES

Each Life Solutions Fund, as a shareholder of the Underlying Funds, will bear its proportionate share of any investment management  fees and other expenses paid by the Underlying Funds.

ADVISOR

SSgA Funds Management, Inc. (the “Advisor”) serves as the SSgA Funds’ investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the “Advisory Agreement”).  The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company.  The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation. State Street, the SSgA Funds’ Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds’ Distributor, are affiliated persons of the Advisor. The address of the Advisor and State Street Corporation is State Street Financial Center, One Lincoln Street, Boston, MA  02111-2900.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the Fund and either a majority of all Trustees or a majority of the shareholders of the Fund approve its continuance.  The Advisory Agreement may be terminated by the Advisor or a Fund without penalty upon sixty days’ notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, Advisor directs the Life Solutions Fund’s investments in accordance with their investment objectives, policies and limitations. The Life Solutions Funds do not pay management fees. The management fee of the Class R Shares Funds is the same as the management fee of the original class of shares.  Therefore, the management fee is allocated equally among classes and shareholders. The Advisor has contractually agreed to waive up to the full amount of the Life Solutions Funds’ Advisory fees and reimburse each Life Solutions Fund to the extent that total expenses (exclusive of non-recurring account fees and extraordinary expenses) exceed .45% until December 31, 2008.  The applicable waiver and reimbursement amounted to the following for the fiscal years ended August 31:

Life Solutions Fund	2007	2006	2005
Income and Growth	$65,859	$43,015	$67,823
Balanced	$0	$0	$0
Growth	$0	$0	$10,802

PORTFOLIO MANAGERS

Other Accounts Managed. A portfolio manager may be subject to potential conflicts of interest because he or she is responsible for multiple accounts. Potential conflicts may arise out of: (a) the portfolio manager’s execution of different investment strategies for various accounts; or (b) the allocation of investment opportunities among the portfolio manager’s accounts with the same strategy.

A potential conflict of interest may arise as a result of the portfolio managers’ responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager

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may also manage accounts whose objectives and policies differ. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while one of the funds managed by the same portfolio manager maintained its position in that security.

A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees — the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that seek to purchase or dispose of the same securities. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts.  For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources.  Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

The Adviser manages each Fund using a team of investment professionals.  The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for each Fund and assets under management in those accounts. The total number of accounts and assets have been allocated to each respective manager.  Therefore, some accounts and assets have been counted twice.

Other Accounts Managed as of August 31, 2007

Portfolio Managers	Number of Registered Investment Companies	Assets Under Management (in billions)	Number of Pooled Investment Vehicles	Assets Under Management (in billions)	Other Types of Accounts	Assets Under Management (in billions)	Asset Total (in billions)
Michael Martel. Daniel Farley	3	$0.1	44	$8.8	702	$62.8	$71.7

Compensation. The compensation of the Advisor’s investment professionals is based on a number of factors. The first factor considered is external market. Through a compensation survey process, the Advisor seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and other incentives.  The second factor taken into consideration is the size of the pool available for compensation.  SSgA Funds Management, Inc. is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool.  Once determined, this pool is then allocated to the various locations and departments of the Advisor and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group.  The pool is then allocated on a discretionary basis to individual employees based on their individual performance.  There is no fixed formula for determining these amounts, nor is anyone’s compensation directly tied to the investment performance or asset value of a product or strategy.  The same process is followed in determining incentive equity allocations.

Ownership of Securities.  As of August 31, 2007, the portfolio managers do not beneficially own any shares of any Fund described in this statement.

ADMINISTRATOR

Beginning January 1, 2008, Russell Fund Services Company (“RFSC” or the “Administrator”) will serve as the SSgA Funds’ administrator, pursuant to an Administration Agreement dated January 1, 2008 (the “Administration Agreement”).  RFSC is a wholly owned subsidiary of Russell Investment Management Company (“RIMCo”). Until January 1, 2008, RIMCo, a wholly owned subsidiary of Russell Investment Group, served as the SSgA Funds’ administrator pursuant to an Administration Agreement dated April 12, 1988.  RIMCo will transfer its rights and duties under the Administration Agreement and benefits from the Administration

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Agreement to RFSC.  Other than the change of parties, all other terms of the Administrative Agreement will remain the same. The Administrator’s mailing address is 909 A Street, Tacoma, WA  98402.

Russell Investment Group is part of Russell Investments which, through its subsidiaries, provides comprehensive money manager evaluation services to institutional clients, including RIMCo. Russell Investments provides other services to large pools of investment assets, including:  (1) investment management services for Russell subsidiary-sponsored funds; and (2) transition management and portfolio implementation services. Russell Investments is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company. Founded in 1857, Northwestern Mutual is a mutual insurance company organized under the laws of Wisconsin. Northwestern Mutual, its subsidiaries and affiliates offer insurance and investment products and advisory services that address client needs for financial protection, capital accumulation, and estate preservation and distribution. Products and services for the personal, business, estate and pension markets include permanent and term life insurance, disability income insurance, long-term care insurance, annuities, trust services and mutual funds.

Pursuant to the Administration Agreement with the SSgA Funds, the Administrator will:  (1) supervise all aspects of the Funds’ operations; (2)  provide the Funds with administrative and clerical services, including the maintenance of certain of the Funds’ books and records; (3) arrange the periodic updating of the Funds’ Prospectuses and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the Securities and Exchange Commission; and (5) provide the Fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each Fund multiplied by the following percentages:

Money Market Portfolios

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US Equity Portfolios

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US Fixed Income Portfolios

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

International Portfolios

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

Feeder Portfolios(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if a Fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular Fund is equal to the percentage of average aggregate daily net assets that are attributable to that Fund.  The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance.  The Agreement may be terminated by the Administrator or any Fund without penalty upon sixty days’ notice and will terminate automatically upon its assignment.

The Life Solutions Funds do not pay the Administrator a fee.

CUSTODIAN

State Street Bank and Trust Company (State Street) serves as the Custodian for the Investment Company.  State Street is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street also provides the basic portfolio

(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable Fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by Fund type, should the Fund cease operating as a Feeder Portfolio.

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recordkeeping required by the Investment Company for regulatory and financial reporting purposes.  For these services, State Street is paid an annual fee in accordance with the following:

•                  Fund Accounting. A fee payable monthly on a pro rata basis, based on month-end net assets of each Fund:  First $20 billion—1.00 basis point (b.p.); next $10 billion—0.75 b.p.; over $30 billion—0.50 b.p. (domestic accounting); First $1 billion—3.50 b.p.; over $1 billion—2.00 b.p. (international accounting);

•                  Custody. A fee payable monthly on a pro rata basis, based on the following percentages of month-end net assets (excluding short term sweep investments into other than the SSgA Funds money market portfolios:  First $20 billion—0.40 b.p.; over $20 billion—0.20 b.p.

•                  Portfolio Trading (per domestic transaction). Charges range from $5 to $75 depending on the type of transaction.

•                  Global Custody. A fee payable monthly on a pro rata basis, based on a certain percentage of month-end net assets, ranging from 6 b.p. to 40 b.p., depending on the country in which securities are held.

•                  Pricing. Monthly quote charge, based on month-end positions: annual base pricing charge, per Fund, $4,500.  Charges range from $4 to $16, depending on the type of security. Fair value pricing (per Fund annually): ITG pricing—$10,000; State Street pricing—$4,000;

•                  Yields.  $4,200 per Fund annually;

•                  On-Line Access Charge.  $960 per Fund annually

•                  Multiple Classes of Shares. $18,000 per class annually;

•                  Fund of Funds.  Accounting fee, daily priced—$9,000 per Fund of Fund annually; Each additional class—$9,000 per class annually; Transactions—$5 each.

•                  Feeder Funds. $15,000 per feeder annually;

•                  Earnings Credit. A balance credit is applied against the above fees (excluding out-of-pocket expenses).  The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

•                  Special Services. Wash sales system and —$3,000 per Fund annually; ITELS—$3,000 per Fund annually; Qualified dividend income reporting—$500 per Fund; Chief Compliance Officer reporting fees—$600 per Fund annually; and

•                  Out of Pocket Expenses at Cost. Include but are not limited to:  annual maintenance fee of $3,000, telephone and other communication lease line charges; SWIFT trade charges, SAS 70 and SAS 99 charges agreed upon procedures review, wire charges of $5, postage and insurance, courier fees, duplicating, legal fees, supplies relating to Funds records, sub-custodian charges, audit letter, stamp duties, proxy fees and archive/document storage costs.

The Custodian’s address is 200 Newport Avenue, Josiah Quincy Building JQ5S, North Quincy, MA  02171.

TRANSFER AND DIVIDEND PAYING AGENT

Boston Financial Data Services, Inc. (BFDS) serves as the Transfer and Dividend Paying Agent. BFDS is a joint venture of State Street Corporation and DST Systems, Inc.  BFDS is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 Fund minimum (26 to 35 CUSIPs) or $12,000 Fund minimum (over 35 CUSIPs).  BFDS is also paid the following activity based fees:  $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company.  Portfolio fees are allocated to each Fund based on the average net asset value of each Fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. BFDS is reimbursed by each Fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the Fund. BFDS’s address is principal business address is 2 Heritage Drive, North Quincy, MA  02171.

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DISTRIBUTOR

State Street Global Markets, LLC (the “Distributor”) serves as the distributor of Fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended (the “Distribution Agreement”).  The Distribution Agreement shall continue in effect for each Fund for two years following its effective date with respect to the Fund; and thereafter only so long as its continuance is specifically approved at least annually by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval, or by vote of a majority of the outstanding voting securities of the Fund. The Distributor offers the shares of each Fund on an agency or “best efforts” basis under which the SSgA Funds shall only issue such shares as are actually sold. The Distributor is a wholly owned subsidiary of State Street Corporation. The Distributor’s mailing address is State Street Financial Center, One Lincoln Street, Boston, MA  02111-2900.

Distribution Expenses. The following table shows the expenses each Fund accrued to the Distributor during the fiscal years ended August 31:

Life Solutions Fund	2007	2006	2005
Balanced	$17,664	$17,518	$22,488
Balanced – Class R	$8,469	$4,456	$126
Growth	$12,335	$11,084	$11,549
Growth – Class R	$5,328	$4,143	$47
Income and Growth	$6,079	$5,902	$7,510
Income and Growth – Class R	$2,067	$1,324	$45

Through December 31, 2008, the Distributor has contractually agreed to waive up to .70% of the average daily net assets on an annual basis the distribution and shareholder servicing fees of the Class R Shares.  The waiver amounted to $0 in fiscal 2007 2006, and 2005.

For the fiscal year ended August 31, 2007 these amounts are reflective of the following individual payments:

Life Solutions Fund	Advertising	Printing	Compensation to Dealers	Compensation to Sales Personnel	Other*
Balanced	$3,589	$1,627	$616	$10,743	$1,089
Balanced—Class R	$0	$0	$8,469	$0	$0
Growth	$2,313	$1,049	$1,407	$6,453	$1,113
Growth—Class R	$0	$0	$5,328	$0	$0
Income and Growth	$1,221	$554	$391	$3,480	$433
Income and Growth—Class R	$0	$0	$2,067	$0	$0

*                 Includes such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and SSgA Funds have each adopted a code of ethics (the SSgA Funds’ code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the Funds’ service providers and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the SSgA Funds. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions.  Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that

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does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the SSgA Funds’ service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLANS AND SHAREHOLDER SERVICING ARRANGEMENTS

Distribution Plans.  Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a Fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a Fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule.  Accordingly, each class of shares offered by the SSgA Funds operates under a separate Rule 12b-1 plan providing for payment of distribution expenses up to the plan limit.

In connection with the Trustees’ consideration of whether to adopt the distribution plans, the Distributor, as the Funds’ principal underwriter, represented to the Trustees that the Distributor believes that the distribution plans should result in increased sales and asset retention by enabling the Funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a distribution plan or under an alternative distribution arrangement, the level of sales and asset retention that a Fund would have.  The distribution plans do not provide for a Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years.  A quarterly report of the amounts expended under all of the distribution plans in operation, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review.  No distribution plan may be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that are paid by the Funds.  The distribution plans and any material amendments must be approved annually by all of the Trustees and by the Trustees who are neither “interested persons” (as defined in the 1940 Act) of the Funds nor have any direct or indirect financial interest in the operation of the distribution plan or any related agreements.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Institutional Plan. The original class of shares of the SSgA Funds is referred to as the “Institutional Class.”  The Plan of Distribution Pursuant to Rule 12b-1 Plan for the Institutional Class (the “Institutional Plan”) was adopted by the Board of Trustees on January 8, 1992.  The Institutional Plan was restated on April 9, 2002 to update current operations.  The Institutional Plan provides for reimbursement for distribution expenses up to the plan limit.  The Institutional Plan provides that each Institutional Class Fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services.  The Institutional Plan does not provide for a Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years.

Payments to the Distributor for the sale and distribution of Institutional Class shares, are not permitted by the Institutional Plan to exceed .25% of a Fund’s average net asset value per year.  Payments to Financial Intermediaries providing shareholder services to the Institutional Class are not permitted by the Institutional Plan to exceed .20%. Any payments that are required to be made to the Distributor or Financial Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Institutional Plan is in effect.  The Fund’s liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred.

Class R Plan.  The Plan of Distribution Pursuant to Rule 12b-1 for Class R Shares (the “Class R Plan”) provides for payment by the Funds to the Distributor for various distribution, shareholder and administrative services up to the plan limit The Board of Trustees adopted the Class R Plan on April 8, 2003, and it is similar in all material respects to the distribution plans for the Institutional Class, other than with respect to the limitation on distribution and shareholder servicing fees.

Under the Class R Plan each Fund in the class pays the Distributor a fee not to exceed 0.70% of the Fund’s average net asset value per year, for distribution, shareholder and administrative services provided to the Fund by the Distributor and Financial Intermediaries.  The Distributor pays Financial Intermediaries for shareholder and administrative services provided to a Fund out of the fee the Distributor receives from the Fund.  Fees paid to the Financial Intermediaries providing shareholder and administrative services to a Fund are not permitted by the Class R Plan to exceed .65% of the Fund’s average net asset value per year.  Payments to the Distributor for distribution and shareholder services to a Fund are not permitted by the Class R Plan to exceed 0.05% of the Fund’s average daily net asset value per year. Any payments that are required to be made to the Distributor or Financial Intermediaries that cannot be made because of the limitations contained in the Class R Plan may be carried forward and paid in the following two fiscal years so long as the Class R Plan is in effect.

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Institutional Class Distribution and Shareholder Servicing. Under the Institutional Plan, Financial Intermediaries may receive from the SSgA Funds and/or the Distributor, payment that shall not exceed .20% per annum of the average daily net asset value of the Institutional Class shares owned by or for shareholders with whom the Financial Intermediary has a servicing relationship.

With respect to the Institutional Class, the SSgA Funds have entered into service agreements with State Street and the following entities affiliated with State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC.  The purpose of the service agreements is to obtain shareholder services for Fund shares owned by clients of each of these entities.  In return for these services, the SSgA Funds and/or Distributor pay the Financial Intermediaries that are affiliated with State Street monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the Fund’s shares owned by or for shareholders with whom the affiliated Financial Intermediary has a servicing relationship. The service agreements with affiliated Financial Intermediaries are reviewed annually by the Board of Trustees.

Class R Distribution and Shareholder Servicing. Under the Class R Plan, the Financial Intermediaries may receive from the SSgA Funds and/or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed 0.65% per annum of the average daily net asset value of the Class R Shares owned by or for shareholders with whom the Financial Intermediary has a servicing relationship.

Shareholder Servicing Fees to State Street. The following table shows the expenses each Fund accrued to State Street, under a Service Agreement pursuant to Rule 12b-1, during the fiscal years ended August 31:

Life Solutions Fund:	2007	2006	2005
Balanced	$0	$0	$0
Balanced – Class R	$770	$405	$13
Growth	$0	$0	$0
Growth – Class R	$484	$377	$7
Income and Growth	$0	$0	$0
Income and Growth – Class R	$188	$120	$7

For the fiscal year ended August 31, 2007, the Life Solutions Funds Institutional Class accrued no expenses to the Advisor under a Service Agreement pursuant to Rule 12b-1.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts.  The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA  02116.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Joseph P. Barri LLC, 259 Robbins Street, Milton, MA  02186, provides legal services to the Independent Trustees.

BROKERAGE PRACTICES AND COMMISSIONS

Since the Life Solutions Funds purchase only shares of the Underlying Funds, such transactions are effected through the Funds’ Transfer Agent and are not effected through a broker.

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PRICING OF LIFE SOLUTIONS FUND SHARES

Shares of the SSgA Funds are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity.  Net asset value per share is calculated once each business day for the Life Solutions Funds as of the close of the regular trading session on the New York Stock Exchange (currently 4:00 p.m. Eastern time).  A business day is one on which the New York Stock Exchange is open for business. Pricing does not occur on non-business days.  Currently, the New York Stock Exchange is open for trading every weekday except New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  The New York Stock Exchange may also close early on Christmas Even ad New Year’s Eve, and therefore limited trading may apply. Limited trading will be available on Veteran’s Day and Columbus Day when the New York Stock Exchange is open but the Federal Reserve Bank is closed. On limited trading days, there will be no same day purchases or same day redemptions, but you may exchange between Funds, and SSgA Funds account representatives will be available to service your account.  Early cutoff times potentially could be in effect for the Friday before the following holidays: Martin Luther King, Jr. Day, President’s Day, Memorial Day, Labor Day, Columbus Day, and Veteran’s Day; and the day before Independence Day and the day before and after Thanksgiving Day.  Please contact your SSgA Funds account representative as the dates approach.

The Life Solutions Funds’ net asset value is determined by appraising each Fund’s underlying investment (i.e., the current net asset value per share of the Underlying Funds).

TAXES

The tax discussion in this document is only a summary of certain United States federal income tax issues generally affecting the Funds and their shareholders.  The following assumes any Fund shares will be capital assets in the hands of a shareholder.  Circumstances among investors may vary, so you are encouraged to discuss investment in the SSgA Funds with your tax advisor. Each portfolio of the SSgA Funds intends to qualify each year as a “regulated investment company” (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  As a RIC, each Fund is generally not subject to federal income taxes to the extent it distributes its net investment income and net capital gain  (long-term capital gains in excess of short-term capital losses) to shareholders.  The Board intends to distribute each year substantially all of the SSgA Funds’ net investment income and net capital gain.  It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice. If a Fund fails to qualify as a RIC for any taxable year, it will be subject to tax as a “C” corporation and may be limited in its ability to qualify as a RIC in the future.

Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of:  (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from the preceding calendar year.  For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such months will be deemed to have been received on December 31 of such year if the dividends are paid by the Fund subsequent to December 31 but prior to February 1 of the following year.

Any capital loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gain dividends received with respect to such shares.

Foreign shareholders should consult their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

Foreign Income Taxes.  Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source, subject to exemptions and rate reductions under income tax treaties between the United States and certain foreign countries. The Fund and its shareholders generally will not be entitled to any foreign tax credit or deduction with respect to such taxes against any United States federal income tax. However, if more than 50% in value of a Fund’s total asses at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the “Foreign Election”) that would permit you to take a credit (or deduction) for foreign income taxes paid by the Fund.  The Fund may be subject to certain holding period requirements with respect to securities held to take advantage of this credit.  If the Foreign Election is made by a Fund and you chose to use the foreign tax credit, you would be able to include in your gross income both dividends received from the Fund and foreign income taxes paid by the Fund provided certain requirements are satisfied.  You would be entitled to treat the foreign income taxes withheld as a credit against your United States federal income taxes, subject to the limitations set forth in the Code with respect to the foreign tax credit generally.  Alternatively, you could treat the foreign income taxes withheld as an itemized deduction from adjusted gross income in computing taxable income rather than as a tax credit.

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If a Fund invests in an entity that is classified as a passive foreign investment company (“PFIC”) for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund.  The Fund may be able to remedy the potential adverse consequences of investing in a PFIC by electing to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom, with the result that unrealized gains would be treated as realized gains and would be reported as ordinary income.  Any mark-to-market losses, as well as losses from an actual disposition of PFIC stock, would be reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.  Alternatively, the Fund may make a “qualified electing fund” (“QEF”) election.  Under such an election, the Fund generally would be required to include in its gross income its pro rata share of the PFIC’s ordinary income and long-term capital gain on a current basis, regardless of whether any distributions are received from the PFIC.  However, the Fund may not be able to make a QEF election if it cannot obtain the necessary financial data from the PFIC.

At August 31, 2006, the Funds had net tax basis capital loss carryovers in the following amounts, which may be applied against any realized net taxable gains in each succeeding year or until the respective expiration dates as indicated below, whichever occurs first:

Fund	Carryover Amount	Expiration Date
Balanced	$834,299	8/31/2010
Balanced	$2,919,167	8/31/2011
Balanced	$609,585	8/31/2012
Growth	$1,793,254	8/31/2010
Growth	$2,400,496	8/31/2011
Income and Growth	$351,616	8/31/2011

CALCULATION OF PERFORMANCE DATA

TOTAL RETURN

The Life Solutions Funds compute average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission.  Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the Fund as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)[n] = ERV

Where: P =	a hypothetical initial payment of $1,000
T =	average annual total return
n =	number of years
ERV =	ending redeemable value of a $1,000 payment made at the beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the Life Solutions Funds are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

P(1+T)[n] = ATVD

where: P =	a hypothetical initial payment of $1,000

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T =	average annual total return (after taxes on distributions)
n =	number of years
ATVD =	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on Fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the Fund, less taxes due on such distributions, are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

Average Annual Total Return

Fund	One Year Ending August 31, 2007	Five Years Ending August 31, 2007	10 Years Ending August 31, 2007
SSgA Life Solutions Balanced Fund(1)	7.51%	9.31%	5.67%
Class R(2)	6.91%	8.76%	5.06%
SSgA Life Solutions Growth Fund(1)	10.53%	11.44%	5.86%
Class R(2)	9.86%	10.92%	5.22%
SSgA Life Solutions Income and Growth Fund(1)	4.30%	6.98%	5.21%
Class R(2)	3.66%	6.45%	4.65%

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

The SSgA Funds will not hold an annual meeting of shareholders.  Special meetings may be convened:  (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board’s failure to honor the shareholders’ request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each Fund share has one vote.  There are no cumulative voting rights.  There is no annual meeting of shareholders, but special meetings may be held.  On any matter that affects only a particular investment Fund, only shareholders of that Fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The Fund share represents an equal proportionate interest in the Fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the Fund as may be declared by the Board of Trustees.  Fund shares are fully paid and nonassessable by the SSgA Funds and have no preemptive rights.

(1) The Life Solutions Funds began operation on July 1, 1997.

(2) Performance for the Class R shares before their inceptions (May 14, 2004) is derived from the historical performance of the Institutional classes, adjusted for the higher operating expenses related to distribution and shareholder servicing.

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The SSgA Funds do not issue share certificates.  Instead, the Transfer Agent sends monthly statements to shareholders of the Fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts.  Each statement also sets forth the balance of shares held in the account.

The SSgA Funds are authorized to divide shares of any Fund into two or more classes of shares.  The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase Fund provisions and conditions under which any Fund may have separate voting rights or no voting rights.  Each class of shares is entitled to the same rights and privileges as all other classes of the Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund’s portfolio securities.  The SSgA Funds includes the Institutional Class (the original class of shares), and two additional classes of shares:  Class R (SSgA Bond Market, Core Opportunities, Small Cap, Aggressive Equity, International Stock Selection and Life Solutions Income and Growth, Life Solutions Balanced and Life Solutions Growth Funds) and Select Class (SSgA Emerging Markets Fund).

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA Funds shares are not endorsed or guaranteed by State Street or its affiliates, are not deposits or obligations of State Street or its affiliates, and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the Fund.  If the Advisor were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services.  In such event, changes in the operation of the Fund may occur.  It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor.  The Advisor’s proxy voting policy is attached to this Statement.  You may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (1) without charge, upon request, by calling 1-800-997-7327; (2) on the Funds’ website at www.ssgafunds.com; and (3) on the US Securities and Exchange Commission’s website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

Each individual Fund of the SSgA Funds is a series of a “Massachusetts business trust.” A copy of the SSgA Funds’ First Amended and Restated Master Trust Agreement (the “Declaration of Trust”) is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the SSgA Funds are designed to make the SSgA Funds similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust provides that the shareholders are not subject to any personal liability for the acts or obligations of the SSgA Funds and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the SSgA Funds contains a provision to the effect that the shareholders are not personally liable.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (1) tort claims, (2) contract claims where the provision referred to is omitted from the undertaking, (3) claims for taxes, and (4) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the SSgA Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the SSgA Funds. The Trustees intend to conduct the operations of the SSgA Funds in a way as to avoid, as far as possible, ultimate liability of the shareholders.

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The Declaration of Trust further provides that the name of the SSgA Funds refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the SSgA Funds, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the SSgA Funds for any satisfaction of claims arising in connection with the affairs of the SSgA Funds. With the exceptions stated, the Trust’s Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the SSgA Funds.

The SSgA Funds shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

FINANCIAL STATEMENTS

Each Fund’s financial statements for the fiscal year ended August 31, 2007, appearing in the Funds’ 2007Annual Report to Shareholders, and the reports thereon of Deloitte & Touche LLP, an independent registered public accounting firm, also appearing therein, are incorporated by reference in this Statement of Additional Information.  For a more complete discussion of each Fund’s performance, please see the Funds’ Annual Reports to Shareholders, which may be obtained without charge by calling 1-800-647-7327 or through the Funds’ website at www.ssgafunds.com.

PROXY VOTING POLICY

Introduction

SSgA Funds Management, Inc. (“FM”) seeks to vote proxies for which it has discretionary authority in the best interests of its clients.  This entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio’s holdings with respect to proposals that are reasonably anticipated to have an impact on the current or potential value of a security.  Absent unusual circumstances or specific client instructions, we vote proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies.  FM takes the view that voting in a manner consistent with maximizing the value of our clients’ holdings will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (“SSgA”) Investment Committee.  The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to the FM Proxy Review Committee, a subcommittee of the SSgA Investment Committee.  FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

1)              describes its proxy voting procedures to its clients in Part II of its Form ADV;

2)              provides the client with this written proxy policy, upon request;

3)              discloses to its clients how they may obtain information on how FM voted the client’s proxies;

4)              matches proxies received with holdings as of record date;

5)              reconciles holdings as of record date and rectifies any discrepancies;

6)              generally applies its proxy voting policy consistently and keeps records of votes for each client;

7)              documents the reason(s) for voting for all non-routine items; and

8)              keeps records of such proxy voting available for inspection by the client or governmental agencies.

Process

The FM Manager of Corporate Governance is responsible for monitoring proxy voting on behalf of our clients and executing the day to day implementation of this Proxy Voting Policy. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee.

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In order to facilitate our proxy voting process, FM retains Institutional Shareholder Services (“ISS”), a firm with expertise in the proxy voting and corporate governance fields.  ISS assists in the proxy voting process, including acting as our voting agent (i.e. actually processing the proxies), advising us as to current and emerging governance issues that we may wish to address, interpreting this policy and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments.  This Policy does not address all issues as to which we may receive proxies nor does it seek to describe in detail all factors that we may consider relevant to any particular proposal.  To assist ISS in interpreting and applying this Policy, we meet with ISS at least annually, provide written guidance on certain topics generally on an annual basis and communicate more regularly as necessary to discuss how specific issues should be addressed.  This guidance permits ISS to apply this Policy without consulting us as to each proxy but in a manner that is consistent with our investment view and not their own governance opinions.  If an issue raised by a proxy is not addressed by this Policy or our prior guidance to ISS, ISS refers the proxy to us for direction on voting.  On issues that we do not believe affect the economic value of our portfolio holdings or are considered by us to be routine matters as to which we have not provided specific guidance, we have agreed with ISS to act as our voting agent in voting such proxies in accordance with its own recommendations which, to the extent possible, take into account this Policy and FM’s general positions on similar matters.  The Manager of Corporate Governance is responsible, working with ISS, for submitting proxies in a timely manner and in accordance with our policy.  The Manager of Corporate Governance works with ISS to establish and update detailed procedures to implement this policy.

From time to time, proxy votes will be solicited which fall into one of the following categories:

(i)                                     proxies which involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); or

(ii)                                  proxies which are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

These proxies are identified through a number of methods, including but not limited to notification from ISS, concerns of clients, review by internal proxy specialists, and questions from consultants.  The role of third parties in identifying special circumstances does not mean that we will depart from our guidelines; these third parties are all treated as information sources.  If they raise issues that we determine to be prudent before voting a particular proxy or departing from our prior guidance to ISS, we will weigh the issue along with other relevant factors before making an informed decision.  In all cases, we vote proxies as to which we have voting discretion in a manner that we determine to be in the best interest of our clients.  As stated above, if the proposal has a quantifiable effect on shareholder value, we seek to maximize the value of a portfolio’s holdings.  With respect to matters that are not so quantifiable, we exercise greater judgment but still seek to maximize long-term value by promoting sound governance policies.  The goal of the Proxy Voting Committee is to make the most informed decision possible.

In instances of special circumstances or issues not directly addressed by our policies or guidance to ISS, the FM Manager of Corporate Governance will refer the item to the Chairman of the Investment Committee for a determination of the proxy vote.  The first determination is whether there is a material conflict of interest between the interests of our client and those of FM or its affiliates (as explained in greater detail below under “Potential Conflicts”).  If the Manager of Corporate Governance and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under “Potential Conflicts” is followed.  If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients.  At this point, the Chairman of the Investment Committee makes a voting decision in our clients’ best interest.  However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy item to the Proxy Review Committee and/or to the entire Investment Committee for a final decision on voting the proxy.  The Investment Committee will use the same rationale for determining the appropriate vote.

FM reviews proxies of non-US issuers in the context of these guidelines.  However, FM also endeavors to show sensitivity to local market practices when voting these proxies, which may lead to different votes. For example, in certain foreign markets, items are put to vote which have little or no effect on shareholder value, but which are routinely voted on in those jurisdictions; in the absence of material effect on our clients, we will follow market practice.  FM votes in all markets where it is feasible to do so.  Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction.  In such a case, FM will be unable to vote such a proxy.

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Voting

For most issues and in most circumstances, we abide by the following general guidelines.  However, it is important to remember that these are simply guidelines.  As discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

I.                                         Generally, FM votes for the following ballot items:

Board of Directors

•                  Elections of directors who (i) we determine to be adequately independent of management and (ii) do not simultaneously serve on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer).  Factors that we consider in evaluating independence include whether the nominee is an employee of or related to an employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, or whether the nominee receives non-board related compensation from the issuer

•                  Directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry.  In making such a determination, we review whether the compensation is overly dilutive to existing shareholders.

•                  Proposals to limit directors’ liability and/or expand indemnification of directors, provided that a director shall only be eligible for indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office

•                  Discharge of board members’ duties*, in the absence of pending litigation, governmental investigation, charges of fraud or other indicia of significant concern

•                  The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board’s key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues.

•                  Mandates requiring a majority of independent directors on the Board of Directors

•                  Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

•                  Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

•                  Elimination of cumulative voting

•                  Establishment of confidential voting

Auditors

•                  Approval of auditors, unless the fees paid to auditors are excessive; auditors’ fees will be deemed excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditors

•                  Auditors’ compensation, provided the issuer has properly disclosed audit and non-audit fees relative to market practice and that non-audit fees for the prior year constituted no more than 50% of the total fees paid to the auditors

•                  Discharge of auditors*

* Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

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•                  Approval of financial statements, auditor reports and allocation of income

•                  Requirements that auditors attend the annual meeting of shareholders

•                  Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

•                  Establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

Capitalization

•                  Dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend which constitutes 30% or more of net income

•                  Authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase

•                  Capitalization changes which eliminate other classes of stock and/or unequal voting rights

•                  Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50%  of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies.

•                  Elimination of pre-emptive rights for share issuance of less than a certain  percentage (country specific - ranging from 5% to 20%) of the outstanding shares, unless even such small amount could have a material dilutive effect on existing shareholders (e.g. in illiquid markets)

Anti-Takeover Measures

•                  Elimination of shareholder rights plans (“poison pill”)

•                  Amendment to a shareholder rights plans (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced)

•                  Adoption or renewal of a non-US issuer’s shareholder rights plans (“poison pill”) if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

•                  Reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such reduction or elimination

•                  Mandates requiring shareholder approval of a shareholder rights plans (“poison pill”)

* Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

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•                  Repeals of various anti-takeover related provisions

Executive Compensation/Equity Compensation

•                  Stock purchase plans with an exercise price of not less that 85% of fair market value

•                  Stock option plans which are incentive based and not excessively dilutive.  In order to assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares, and the issued but unexercised shares by fully diluted share count.  We review that number in light of certain factors, including the industry of the issuer, in order to make our determination as to whether the dilution is excessive.

•                  Other stock-based plans which are not excessively dilutive, using the same process set forth in the preceding bullet

•                  Expansions to reporting of financial or compensation-related information, within reason

•                  Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

Routine Business Items

•                  General updating of or corrective amendments to charter not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

•                  Change in Corporation Name

•                  Mandates that amendments to bylaws or charters have shareholder approval

Other

•                  Adoption of anti-”greenmail” provisions, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders

•                  Repeals or prohibitions of “greenmail” provisions

•                  “Opting-out” of business combination provision

II. Generally, FM votes against the following items:

Board of Directors

•                  Establishment of classified boards of directors, unless 80% of the board is independent

•                  Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, or nominating committees

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•                  Limits to tenure of directors

•                  Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

•                  Restoration of cumulative voting in the election of directors

•                  Removal of a director, unless we determine the director (i) is not adequately independent of management or (ii) simultaneously serves on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer).  Factors that we consider in evaluating independence include whether the director is an employee of or related to an employee of the issuer or its auditor, whether the director  provides professional services to the issuer, or whether the director receives non-board related compensation from the issuer Elimination of Shareholders’ Right to Call Special Meetings

•                  Proposals that relate to the “transaction of other business as properly comes before the meeting”, which extend “blank check” powers to those acting as proxy

•                  Approval of Directors who have failed to act on a shareholder proposal that has been approved by a majority of outstanding shares

•                  Directors at companies where prior non-cash compensation was improperly “backdated” or “springloaded” where one of the following scenarios exists:

•                  (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was not independent at the time, and (iii) the director seeking reelection served on the Compensation Committee at the time; or

•                  (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was independent at the time, and (iii) sufficient controls have not been implemented to avoid similar improper payments going forward; or

•                  (i) the Compensation Committee had knowledge of such backdating at the time, and (ii) the director seeking reelection served on the Compensation Committee at the time; or

•                  (i) the Compensation Committee did not have knowledge of such backdating at the time, and (ii) sufficient controls have not been implemented to avoid similar improper payments going forward

Capitalization

•                  Capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders

•                  Capitalization changes that exceed 100% of the issuer’s current authorized capital unless management provides an appropriate rationale for such change

Anti-Takeover Measures

•                  Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

•                  Adjournment of Meeting to Solicit Additional Votes

•                  Shareholder rights plans that do not include a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

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•                  Adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”)

Executive Compensation/Equity Compensation

•                  Excessive compensation (i.e. compensation plans which are deemed by FM to be overly dilutive)

•                  Retirement bonuses for non-executive directors and auditors

•                  Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

Routine Business Items

•                  Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

•                  Reincorporation in a location which has more stringent anti-takeover and related provisions

•                  Proposals asking the board to adopt any form of majority voting, unless the majority standard indicated is based on a majority of shares outstanding.

Other

•                  Requirements that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature

•                  Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

•                  Proposals which require inappropriate endorsements or corporate actions

•                  Proposals asking companies to adopt full tenure holding periods for their executives

III.           FM evaluates Mergers and Acquisitions on a case-by-case basis.  Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders.  However, in all cases, FM uses its discretion in order to maximize shareholder value.  FM generally votes as follows:

•                  Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•                  Against offers when we believe that  reasonable prospects exist for an enhanced bid or other bidders

•                  Against offers where, at the time of voting, the current market price of the security exceeds the bid price

•                  For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

•                  For offers made at a premium where no other higher bidder exists

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Protecting Shareholder Value

We at FM agree entirely with the United States Department of Labor’s position that “where proxy voting decisions may have an effect on the economic value of the plan’s underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock” (IB 94-2). Our proxy voting policy and procedures are designed with the intent that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.  However, we use each piece of information we receive – whether from clients, consultants, the media, the issuer, ISS or other sources — as one part of our analysis in seeking to carry out our duties as a fiduciary and act in the best interest of our clients.  We are not unduly influenced by the identity of any particular source, but use all the information to form our opinion as to the best outcome for our clients.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors “target” lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors.  Companies, so identified, receive an individual, systematic review by the  FM Manager of Corporate Governance and the Proxy Review Committee, as necessary.

As an active shareholder, FM’s role is to support corporate policies that serve the best interests of our clients. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company’s value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical shareholder.  We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate.  To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process —  especially the proxy voting process — as the most effective means by which to communicate our and our clients’ legitimate shareholder concerns.  Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Potential Conflicts

As discussed above under Process, from time to time, FM will review a proxy which may present a potential conflict of interest.  As a fiduciary to its clients, FM takes these potential conflicts very seriously  While FM’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by FM’s potential conflict, there are a number of courses FM may take.  Although various relationships could be deemed to give rise to a conflict of interest, we have determined that two categories of relationships present a sufficiently serious concern to warrant an alternative process:  customers of FM or its affiliates which are among the top 100 clients of FM and its affiliates based upon revenue; and the 10 largest broker-dealers used by SSgA, based upon revenue (a “Material Relationship”).

When the matter falls clearly within the polices set forth above or the guidance previously provided by FM to ISS and the proxy is to be voted in accordance with that guidance, we do not believe that such decision represents a conflict of interest and no special procedures are warranted.

In circumstances where either (i) the matter does not fall clearly within the policies set forth above or the guidance previously provided to ISS, or (ii) FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Manager of Corporate Governance will compare the name of the issuer against a list of the top 100 revenue generating clients of State Street Corporation and its affiliates and a list of the top 10 broker-dealer relationships to determine if a Material Relationship exists.  (These lists are updated quarterly.)  If the issuer’s name appears on either list and the pre-determined policy is not being followed, FM will employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. However, in certain circumstances the Proxy Review Committee may determine that the use of a third party fiduciary is not necessary or appropriate, either because the matter involved does not involve a material issue or because the issue in question affects the underlying value of the portfolio position and it is appropriate for FM, notwithstanding the potential conflict of interest, to vote the security in a manner that it determines will maximize the value to its client.  In such situations, the Proxy Committee, or if a broader discussion is warranted, the SSgA Investment Committee, shall make a decision as to the voting of the proxy.  The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM’s clients, shall be formalized in writing as a part of the minutes to the Investment Committee.

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Recordkeeping

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM’s office:

1)              FM’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2)              a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

3)              a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4)              a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

5)              a copy of each written request from a client, and response to the client, for information on how FM voted the client’s proxies.

Disclosure of Client Voting Information

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

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 Filed pursuant to Rule 485(b)

 File Nos. 33-19229; 811-5430

SSgA FUNDS

State Street Financial Center

One Lincoln Street

Boston, Massachusetts  02111-2900

1-800-997-7327

www.ssgafunds.com

STATEMENT OF ADDITIONAL INFORMATION

SSGA MONEY MARKET FUND

SSGA U.S. GOVERNMENT MONEY MARKET FUND

SSGA TAX FREE MONEY MARKET FUND

DECEMBER 18, 2007

This Statement of Additional Information (“Statement”) is not a Prospectus but should be read in conjunction with the Funds’ current Prospectus dated December 18, 2007.  This Statement describes the SSgA Funds generally and provides additional information about the Funds listed above. To obtain, without charge, the Prospectus or the most recent Annual Report to Shareholders, which contains the Funds’ financial statements incorporated herein by reference, please call 1-800-647-7327. You may also obtain the Prospectus or Annual Report through the SSgA Funds’ website at www.ssgafunds.com.

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HISTORY	3

DESCRIPTION OF INVESTMENTS AND RISKS	3

INVESTMENT STRATEGIES	3
SELECTIVE DISCLOSURE OF THE SSGA FUNDS’ PORTFOLIO HOLDINGS	10
INVESTMENT RESTRICTIONS	11

MANAGEMENT OF THE FUNDS	13

BOARD OF TRUSTEES AND OFFICERS	13
COMPENSATION	18
EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2006	19
CONTROLLING AND PRINCIPAL SHAREHOLDERS	20

INVESTMENT ADVISORY AND OTHER SERVICES	21

ADVISOR	21
ADMINISTRATOR	22
CUSTODIAN	23
TRANSFER AND DIVIDEND PAYING AGENT	24
DISTRIBUTOR	24
CODE OF ETHICS	24
DISTRIBUTION PLANS AND SHAREHOLDER SERVICING ARRANGEMENTS	25
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	26
LEGAL COUNSEL	26

BROKERAGE PRACTICES AND COMMISSIONS	27

PRICING OF FUND SHARES	28

TAXES	29

CALCULATION OF PERFORMANCE DATA	30

ADDITIONAL INFORMATION	31

SHAREHOLDER MEETINGS	31
CAPITALIZATION AND VOTING	32
FEDERAL LAW AFFECTING STATE STREET	32
PROXY VOTING POLICY	32
MASSACHUSETTS BUSINESS TRUST	32

FINANCIAL STATEMENTS	33

PROXY VOTING POLICY	37

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HISTORY

The SSgA Funds is a single legal entity organized on October 3, 1987 as a Massachusetts business trust, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

DESCRIPTION OF INVESTMENTS AND RISKS

The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The SSgA Funds operates distinct investment portfolios referred to individually as a “Fund” or collectively as the “Funds”. SSgA Funds offers shares of beneficial interest in the Funds as described in the applicable Prospectuses.  Other than the SSgA Tuckerman Active REIT Fund and the SSgA Concentrated Growth Opportunities Funds, each of the Funds is diversified as provided by the 1940 Act. Under the 1940 Act, a diversified company is defined as a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities of any single issuer limited to 5% or less of each of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer.  Capitalized terms used in this Statement and not otherwise defined have the meanings assigned to them in the Prospectus.

INVESTMENT STRATEGIES

To the extent consistent with each Fund’s investment objective and restrictions, the Funds covered by this Statement may invest in the following instruments and utilize the following investment techniques (unless otherwise noted):

Industry Concentration for Certain Money Market Instruments. For purposes of determining whether the issuer of a security held by a Fund is part of a particular industry, the Fund's adviser has developed a list of potential industries to which an issuer may be assigned; the list has been developed by the adviser based on its own analysis using, in part, information provided by a third-party analytical service.   In the case of asset-backed securities (including mortgage-backed securities), the adviser determines industry classifications based on a variety of factors, which might in any case include an analysis of the nature and structure of the issuer, the type of underlying collateral, and the nature of the Fund's interest.

Money Market Instruments.  A money market fund expects to maintain, but does not guarantee, a net asset value of $1.00 per share for purposes of purchases and redemptions by valuing its Fund shares at “amortized cost.”  A money market fund will maintain a dollar-weighted average maturity of 90 days or less.  A Fund will invest in securities maturing within 397 days or less at the time of the trade date or such other date upon which a Fund’s interest in a security is subject to market action.  A money market fund will follow procedures reasonably designed to assure that the prices so determined approximate the current market value of the Fund’s securities.  The procedures also address such matters as diversification and credit quality of the securities the Fund purchases and were designed to ensure compliance by the Fund with the requirements of Rule 2a-7 of the 1940 Act.

US Government Obligations.  The types of US Government obligations in which each Fund may at times invest include:  (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and (2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following:  (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are:  Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export—Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association).  No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law.  Each Fund may purchase US Government obligations on a forward commitment basis.

Treasury Inflation Protected Securities. The Money Market and US Government Money Market Funds may also purchase Treasury Inflation Protected Securities (“TIPS”), a type of inflation-indexed Treasury security.  TIPS provide for semiannual payments of interest and a payment of principal at maturity which are adjusted for changes in the Consumer Price Index for All Urban Consumers (“CPI-U”).

Each semiannual payment of interest will be determined by multiplying a single fixed rate of interest by the inflation-adjusted principal amount of the security for the date of the interest payment.  Thus, although the interest rate will be fixed, the amount of each interest payment will vary with changes in the principal of the security as adjusted for inflation and deflation.

Variable and Floating Rate Securities. The Money Market and US Government Money Market Funds may purchase variable and floating rate securities.  The US government Money Market Fund limits the purchase of variable rate securities to only those instruments guaranteed b the US Government, or an agency or instrumentality thereof. Variable rate securities are instruments issued or guaranteed by entities such as (1) US Government, or an agency or instrumentality thereof, (2) corporations, (3) financial

3

institutions, (4) insurance companies or (5) trusts that have a rate of interest subject to adjustment at regular intervals but less frequently than annually. A variable rate security provides for the automatic establishment of a new interest rate on set dates.  Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The Funds may also purchase floating rate securities.  A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily.  Generally, changes in interest rates will have a smaller effect on the market value of variable and fixed rate floating rate securities than on the market value of comparable fixed rate fixed income obligations.  Thus, investing in variable and fixed rate floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed rate fixed income securities.

Repurchase Agreements.  A Fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers.  Under repurchase agreements, these parties sell securities to a Fund and agree to repurchase the securities at the Fund’s cost plus interest within a specified time.  In substance, a repurchase agreement is a loan for which the Fund receives securities as collateral.  Under a repurchase agreement, a Fund purchases securities from a financial institution that agrees to repurchase the securities at the original purchase price plus interest within a specified time. The securities purchased by each Fund have a total value in excess of the purchase price paid by the Fund and are held by the Custodian or another Board-approved custodian bank until repurchased.  Repurchase agreements assist the Fund in being invested fully while retaining “overnight” flexibility in pursuit of investments of a longer-term nature.  Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory.  If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement.  In addition, in the event of a bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a Fund’s shareholders.

Illiquid Securities. A money market fund may not invest more than 10% of its net assets in illiquid securities or securities that are not readily marketable.  These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the Fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market.  Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The Advisor will monitor the liquidity of such restricted securities under the supervision of the Board of Trustees. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities.  Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

When-Issued Transactions.  New issues of securities are often offered on a when-issued basis.  This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them.  The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

A Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy.  Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the Fund’s records.  For the purpose of determining the adequacy of these securities the segregated securities will be valued at market.  If the market value of such securities declines, additional cash or securities will be segregated on the Fund’s records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund.  No Fund will invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the Fund are subject to changes in market value based upon the public’s perception of changes in the level of interest rates.  Generally, the value of such securities will fluctuate inversely to changes in interest rates — i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise.  Therefore, if in order to achieve higher interest income a Fund remains substantially fully invested at the same time that it has purchased securities on a “when-issued” basis, there will be a greater possibility of fluctuation in a Fund’s net asset value.

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When payment for when-issued securities is due, a Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund’s payment obligation).  The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

Forward Commitments.  A Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the Fund’s ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests.  A Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale.  When effecting such transactions, cash or liquid high quality debt obligations held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled.  Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

Reverse Repurchase Agreements.  The Funds may enter into reverse repurchase agreements under the circumstances described in “Investment Restrictions”.  Under reverse repurchase agreements, a Fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities’ market value and agrees to repurchase the securities at a future date by repaying the cash with interest.  Each Fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions.  Cash or liquid high quality debt obligations from a Fund’s portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the Fund’s records while a reverse repurchase agreement is in effect.  Reverse repurchase agreements involve the risk that the market value of securities sold by each Fund may decline below the price at which it is obligated to repurchase the securities. If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associates with delay and enforcement of the repurchase agreement.  In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

With respect to the Tax Free Fund, reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes or to facilitate redemptions and are not used to leverage the Fund.

Stripped (Zero Coupon) Securities.  Stripped securities are zero coupon bonds, notes and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. A number of securities firms and banks have stripped the interest coupons and resold them in custodian receipt programs with different names such as Treasury Income Growth Receipts (“TIGRS”) and Certificates of Accrual on Treasuries (“CATS”). Privately-issued stripped securities such as TIGRS and CATS are not themselves guaranteed by the US Government, but the future payment of principal or interest on US Treasury obligations which they represent is so guaranteed. No Fund may invest more than 25% of its assets in stripped securities that have been stripped by their holder, typically a custodian bank or investment brokerage firm.

Because a stripped security does not pay current income or interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value. The price of a stripped security is more volatile in response to interest rate changes than debt obligations of comparable maturities that make regular distributions of interest.  Taxable income from stripped securities is accrued by a Fund without receiving regular interest payments in cash.  As a result, a Fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund.  Investing in these securities might also force the Fund to sell portfolio securities to maintain portfolio liquidity.

Interfund Lending.  The SSgA Funds have been granted permission from the SEC to participate in a joint lending and borrowing facility (the “Credit Facility”).  The Funds, other than the Money Market Fund, may borrow money from the SSgA Money Market Fund for temporary purposes.  All such borrowing and lending will be subject to a participating Fund’s fundamental investment limitations.  The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves.  The Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans.  Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days.  Loans may be called on one business day’s notice.  A participating Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.  Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

Purchase of Other Investment Company Funds.  A Fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar

5

investment objectives and policies.  Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which a Fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the SSgA Funds an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds a Fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with a “fund of funds,” including unnecessary costs (such as sales loads, advisory fees that may be borne by a Fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when a Fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

Applicable to the Money Market Fund only:

Asset-Backed Securities (Money Market Fund only).  Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower’s other securities.  The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security’s par value.

The value of asset-backed securities is affected by changes in the market’s perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement.  The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a Fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor.  The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities.  Use of asset-backed securities will represent less than 5% of the Fund’s total assets by issuer.

Applicable to the Money Market and US Government Money Market Funds only:

Mortgage-Related Securities.  Mortgage pass-through certificates are issued by governmental, government-related and private organizations and are backed by pools of mortgage loans.  These mortgage loans are made by savings and loan associations, mortgage bankers, commercial banks and other lenders to home buyers throughout the United States.  The securities are “pass-through” securities because they provide investors with monthly payments of principal and interest that, in effect, are a “pass-through” of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of the pass-through certificates.  The principal governmental issuer of such securities is the Government National Mortgage Association (“GNMA”), which is a wholly-owned US Government corporation within the Department of Housing and Urban Development.  Government-related issuers include the Federal Home Loan Mortgage Corporation (“FHLMC”), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association (“FNMA”), a government sponsored corporation owned entirely by private stockholders.  Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans.  Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

1.               GNMA Mortgage Pass-Through Certificates (“Ginnie Maes”).  Ginnie Maes represent an undivided interest in a pool of mortgage loans that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration.  Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the loan pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment.  Because payments are made to certificate holders regardless of whether payments are actually received on the underlying loans, Ginnie Maes are of the “modified pass-through” mortgage certificate type.  GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgage loans.  The GNMA guaranty is backed by the full faith and credit of the United States, and GNMA has unlimited authority to borrow funds from the US Treasury to make payments under the guaranty.  The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market by securities dealers and a variety of investors.

2.               FHLMC Mortgage Participation Certificates (“Freddie Macs”).  Freddie Macs represent interests in groups of specified first lien residential conventional mortgage loans underwritten and owned by FHLMC.  Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC.  FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans.  In cases where FHLMC has not guaranteed timely payment of

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principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying loan, but in no event later than one year after it becomes payable.  Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank.  The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market by FHLMC, securities dealers and a variety of investors.

3.               FNMA Guaranteed Mortgage Pass-Through Certificates (“Fannie Maes”).  Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one-family to four-family residential properties.  FNMA is obligated to distribute scheduled monthly installments of principal and interest on the loans in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated loans.  The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates’ coupon rates and the payment history of the underlying borrowers.

Although the mortgage loans in a pool underlying a mortgage pass-through certificate will have maturities of up to 30 years, the average life of a mortgage pass-through certificate will be substantially less because the loans will be subject to normal principal amortization and also may be prepaid prior to maturity.  Prepayment rates vary widely and may be affected by changes in mortgage interest rates.  In periods of falling interest rates, the rate of prepayment on higher interest mortgage rates tends to increase, thereby shortening the actual average life of the mortgage pass-through certificate.  Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage pass-through certificate.  Accordingly, it is not possible to predict accurately the average life of a particular pool.  Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates.  Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage pass-through certificates with underlying loans bearing interest rates in excess of the market rate can be less effective than typical noncallable bonds with similar maturities at “locking in” yields during periods of declining interest rates, although they may have comparable risks of declining in value during periods of rising interest rates.

Variable Amount Master Demand Notes.  Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated.  These instruments are issued pursuant to written agreements between their issuers and holders.  The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations.  Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities.  There is no active secondary market with respect to a particular variable rate instrument.

Applicable to the Tax Free Money Market Fund only:

Pre-Refunded Municipal Securities. The interest and principal payments on pre-refunded Municipal Securities are typically paid from the cash flow generated from an escrow Fund consisting of US Government Securities. These payments have been “pre-refunded” using the escrow Fund.

Insured Municipal Securities. Insured municipal securities are those for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance entitles a Fund to receive only the face or par value of the securities held by the Fund, but the ability to be paid is limited to the claims paying ability of the insurer. The insurance does not guarantee the market value of the municipal securities or the net asset value of a Fund’s shares.  Insurers are selected based upon the diversification of its portfolio and the strength of the management team which contributes to the claims paying ability of the entity.  However, the Advisor selects securities based upon the underlying credit with bond insurance viewed as an enhancement only.  The Advisor’s objective is to have an enhancement that provides additional liquidity to insulate against volatility in changing markets.

Municipal Securities. Municipal securities purchased by the Fund may bear fixed, floating or variable rates of interest or may be zero coupon securities.  Municipal securities are generally of two types: general obligations and revenue obligations.  General obligations are backed by the full faith and credit of the issuer.  These securities include tax anticipation notes, bond anticipation notes, general obligation bonds and commercial paper.  Revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds.  Tax anticipation notes are issued to finance working capital needs of municipalities and are generally issued in anticipation of future tax revenues.  Bond anticipation notes are issued in expectation of the issuer obtaining longer-term financing.

Municipal securities are issued by or on behalf of public authorities to obtain funds to be used for various public purposes, including

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general purpose financing for state and local governments, refunding outstanding obligations, and financings for specific projects or public facilities.  General obligations are backed by the full faith and credit of the issuer.  These securities include tax anticipation notes, bond anticipation notes and general obligation bonds.  Revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds.  Private activity and industrial development bonds are dependent on the ability of the facility’s user to meet its financial obligations and the value of any real or personal property pledged as security for such payment.  Private activity and industrial development bonds, although issued by industrial development authorities, may be backed only by the assets of the non-governmental users, and the user, rather than the municipality, assumes the credit risk.  A municipal bond, like a bond issued by a corporation or the US Government, obligates the issuer to pay the bondholder a fixed or variable amount of interest  periodically, and to repay the principal value of the bond on a specific maturity date. Municipal notes are short-term instruments which are issued and sold in anticipation of a bond sale, collection of taxes or receipt of other revenues.

Some municipal securities are insured by private insurance companies, while others may be supported by letters of credit furnished by domestic or foreign banks.  In determining the credit quality of insured or letter of credit backed securities, the Advisor reviews the financial condition and creditworthiness of such parties including insurance companies, banks and corporations.

Unlike most other bonds, however, municipal bonds pay interest that is exempt from federal income taxes and, in some cases, also from state and local taxes.  Municipal bonds, and municipal bond funds, can therefore be advantageous to investors in higher tax brackets.  However, because the interest is tax-exempt, municipal bond yields typically are lower than yields on taxable bonds and bond funds with comparable maturity ranges.

Municipal obligations are affected by economic, business or political developments.  These securities may be subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors, or may become subject to future laws extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes.  These investments may be more adversely impacted by changes in tax rates and policies than taxable investments.  Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income.  Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities.  This could in turn affect a Fund’s ability to acquire and dispose of municipal securities at desirable yield and price levels.  For instance, legislative proposals are introduced from time to time to restrict or eliminate the federal income tax exemption for municipal obligations interest.  If such legislation is adopted, the Board of Trustees will re evaluate the Fund’s investment objective and may submit possible changes in the structure of the Fund to its shareholders if shareholder approval is required. Municipal obligations include revenue obligations.  Revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds.  Private activity and industrial development bonds are dependent on the ability of the facility’s user to meet its financial obligations and the value of any real or personal property pledged as security for such payment.

The Fund’s policy to invest in municipal debt obligations will subject the Fund to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration, to a greater extent than if the Fund were able to invest in all types of debt obligations.  Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market.  In addition, municipal securities backed by current or anticipated revenues from a specific project or specific asset can be negatively affected by the discontinuance of the taxation supporting project or asset or the inability to collect revenues for the project or from assets.  If the Internal Revenue Service determines the issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline in value. Municipal obligations may also be subject to call risk and extension risk.

Tax Exempt Commercial Paper.  Tax exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less.  It is typically issued to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.  Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank.  Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject.  The Fund will only invest in commercial paper rated at the time of purchase not less than Prime-1 by Moody’s Investors Service, Inc., A-1 by Standard & Poor’s Rating Group or F-1 by Fitch’s Investor Service. See “Description of Securities Ratings.”

Industrial Development and Private Activity Bonds.  Industrial development bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; ports and airport facilities; colleges and universities; and hospitals.  The principal security for these bonds is generally the net revenues derived from a particular facility, group of facilities, or in some cases,

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the proceeds of a special excise tax or other specific revenue sources.  Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer’s obligations.  Some authorities provide further security in the form of a state’s ability without obligation to make up deficiencies in the debt service reserve fund.

Private activity bonds are considered municipal securities if the interest paid thereon is exempt from federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control.  These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking.  The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and the value of any real or personal property pledged as security for such payment.  As noted in the Fund’s Prospectus and discussed below under “Taxes,” interest income on these bonds may be an item of tax preference subject to federal alternative minimum tax for individuals and corporations.

Municipal Leases.  The Fund may purchase participation interests in municipal obligations, including municipal lease/purchase agreements.  Municipal leases are an undivided interest in a portion of an obligation in the form of a lease or installment purchase issued by a state or local government to acquire equipment or facilities.  These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less.  Municipal leases may be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise may be collateralized by US Government securities.  Certain participation interests may permit the Fund to demand payment on not more than seven days’ notice, for all or any part of the Fund’s interest, plus accrued interest.

Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds.  Some leases or contracts include “non-appropriation” clauses, which provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.  To reduce these risks, the Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by a letter of credit or guarantee of a bank.

Whether a municipal lease agreement will be considered illiquid for the purpose of the Fund’s restriction on investments in illiquid securities will be determined by officers of the Investment Company in accordance with procedures established by the Board of Trustees.

Tender Option Bonds.  A tender option is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof.  As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal obligation’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination.  Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate.  Subject to applicable regulatory requirements, the Fund may buy tender option bonds if the agreement gives the Fund the right to tender the bond to its sponsor no less frequently than once every 397 days.  The Advisor will consider on an ongoing basis the creditworthiness of the issuer of the underlying obligation, any custodian and the third party provider of the tender option.  In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal obligation and for other reasons.

Risks of Municipal Obligations.  Municipal obligations are affected by economic, business or political developments.  These securities may be subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors, or may become subject to future laws extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes.  The Fund may be more adversely impacted by changes in tax rates and policies than other funds.  Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income.  Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities.  This could in turn affect a Fund’s ability to acquire and dispose of municipal securities at desirable yield and price levels.

Concentration of a Fund’s investments in these municipal obligations will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

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Standby Commitments.  The Fund’s investments may include standby commitments, which are rights to resell municipal securities at specified periods prior to their maturity dates to the seller or to some third party at an agreed upon price or yield.  Standby commitments may involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and difference between the duration of the commitment and the maturity of the underlying security.  The Fund will limit standby commitment transactions to institutions which the Advisor believes present minimal credit risk.

SELECTIVE DISCLOSURE OF THE SSGA FUNDS’ PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies (“Disclosure Policies”) that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.  The Funds will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds’ fiscal quarter on their website at www.ssgafunds.com.  Quarterly reports will remain on the site until the next quarter’s quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds’ portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

a)              The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds’ officers.  Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings.   No compensation or other consideration is paid as a part of any such arrangement.

b)             The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds’ service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds’ Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds’ officers.   The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds’ Chief Compliance Officer.  No compensation or other consideration is paid as a part of any such arrangement.

c)              The Disclosure Policies permit disclosure to numerous mutual Fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes.  These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers.  In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds’ Custodian or Fund accountants to distribute) periodic portfolio holdings to such services and departments.  If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department enter into a written obligation of confidentiality, approved by a Fund officer.  No compensation or other consideration is paid as a part of any such arrangement.

d)             The Disclosure Policies permit the Advisor’s trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes.  The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds’ Chief Compliance Officer.  No compensation or other consideration is paid as a part of any such arrangement.

e)              The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

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The Disclosure Policies permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies.  For example, a portfolio manager discussing a Fund may indicate that he owns XYZ company for the Fund only if the Fund’s ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders.  In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds’ Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies.  The Disclosure Policies will be reviewed and tested by the Funds’ Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Fund officer.  All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds’ Administrator, Advisor, Sub-Advisor and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended.  It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

Each Fund is subject to certain investment restrictions, which are considered either fundamental or nonfundamental.  A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval.  A fundamental restriction may only be changed by a vote of a “majority of the outstanding voting securities” of the Fund.  A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.  Unless otherwise noted, these restrictions apply on a Fund-by-Fund basis at the time an investment is made. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.  Except as specifically noted below:

1.               With respect to the Money Market and US Government Money Market Fund, a Fund will not invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities).  US banks and certain domestic branches of foreign banks are not considered a single industry for purposes of this restriction. With respect to the Tax Free Money Market Fund, Invest 25% or more of the value of its total assets in securities of issuers located in any one state or group of public agencies primarily engaged in any one industry (such as power generation) (other than the US Government, its agencies and instrumentalities).  Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. (Fundamental restriction with respect to each Fund.)

2.               A Fund will not borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund’s assets taken at market value, less liabilities other than borrowings.  If at any time a Fund’s borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation.  A Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets. (Fundamental restriction with respect to each Fund.)

3.               A Fund will not pledge, mortgage or hypothecate its assets.  However, a Fund may pledge securities having a market value on a daily marked-to-market basis at the time of the pledge not exceeding 33-1/3% of the value of the Fund’s total assets to secure borrowings permitted by paragraph (2) above. (Fundamental restriction with respect to each Fund.)

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4.               A Fund will not with respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s assets and to not more than 10% of the outstanding voting securities of such issuer. (Fundamental restriction with respect to each Fund.)

5.               A Fund will not make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements.  A Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Fund’s total assets.  With respect to the Money Market Fund only, the Fund may lend cash to any registered investment company or portfolio series for which the Fund’s Advisor serves as advisor or subadvisor to the extent permitted by the 1940 Act or any rule or order issued thereunder.  (Fundamental restriction with respect to each Fund.)

6.               A Fund will not invest more than 10% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days’ duration. (Fundamental restriction with respect to the Money Market and US Government Money Market Funds; nonfundamental to the Tax Free Money Market Fund). Additionally, the Tax Free Money Market Fund may not invest in participation interests (including municipal leases) and floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature on seven or fewer days notice and for which there is no secondary market. (Nonfundamental restriction; not applicable to the Money Market and US Government Money Market Funds.)

7.               A Fund will not purchase or sell commodities or commodity futures contracts. (Fundamental restriction with respect to each Fund in this statement.)

8.               A Fund will not purchase or sell puts, calls or invest in straddles, spreads or any combination thereof (fundamental restriction with respect to each Fund in this statement).  The Tax Free Money Market Fund may purchase securities that provide the Fund the right to put the securities back to the issuer or a third party.

9.               A Fund will not make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. (Fundamental restriction with respect to each Fund.)

10.         A Fund will not purchase or sell real estate or real estate mortgage loans; provided, however, that the Funds may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein (fundamental restriction with respect to each Fund in this statement). The US Government Money Market Fund may purchase or sell government guaranteed real estate mortgage loans.

11.         A Fund will not purchase interests in oil, gas or other mineral exploration or development programs. (Fundamental restriction with respect to the Money Market and US Government Money Market Funds. Not applicable to the Tax Free Money Market Fund.)

12.         A Fund will not engage in the business of underwriting securities issued by others, except that a Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition. (Fundamental restriction with respect to each Fund.)

13.         A Fund will not issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act. (Fundamental restriction with respect to each Fund.)

14.         A Fund will not make investments for the purpose of gaining control of an issuer’s management. (Fundamental restriction with respect to the Money Market and US Government Money Market Funds; nonfundamental to the Tax Free Fund.)

15.         A Fund will not purchase the securities of any issuer if the Investment Company’s officers, Directors, Advisor or any of their affiliates beneficially own more than one-half of 1% of the securities of such issuer or together own beneficially more than 5% of the securities of such issuer. (Fundamental restriction with respect to the Money Market and US Government Money Market Funds.)

16.         A Fund will not invest in securities of any issuer which, together with its predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund’s total assets would be invested in such securities. (Fundamental restriction with respect to the Money Market and US Government Money Market Funds; nonfundamental to the Tax Free Fund.)

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17.   A Fund will not invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the Funds’ shareholders.  (Fundamental restriction with respect to the Money Market and US Government Money Market Funds; nonfundamental to the Tax Free Fund.)

18.   A Fund will not purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the Funds, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder. (Fundamental restriction with respect to each Fund.)

To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders.  If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

MANAGEMENT OF THE FUNDS

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of the Funds and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called “Investment Advisory and Other Services.”). The Trustees hold office for the life of the SSgA Funds.  A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of SSgA Funds shares or by a vote of a majority of the Trustees.  The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding.  A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.  The Trustees who are not “interested persons” of the SSgA Funds (the “Independent Trustees”) shall be eligible to serve as Chairman of the Board for a two-year term on a rotating basis. The officers, all of whom are elected annually by the Board of Trustees and employed by either the Administrator or the Advisor or their affiliates, are responsible for the day-to-day management and administration of the SSgA Funds’ operations. For the fiscal year ended August 31, 2007 the Board of Trustees held seven meetings (including one meeting of the Independent Trustees).

Committees of the Board of Trustees.  There are four standing committees of the Board of Trustees:

•      The Audit Committee’s primary functions are to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors’ specific representations as to their independence; meet with the Funds’ independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds’ financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors’ comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in Fund operations; (viii) pre-approve Fund audit services and associated fees; (ix) pre-approve non-audit services provided to the Fund and to the Funds’ Advisor or service affiliates (entities that are affiliated with the Funds’ investment advisor and provide ongoing services to the Funds) where the services have a direct impact on the operations of financial reporting of the Fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the Funds’ independent auditor regarding their audit; (xi) receive and consider reports from Fund management of any significant deficiencies in the design or operation of the Funds’ internal controls; (xii)  report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the SSgA Funds’ By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate. The Audit Committee consists of all of the Independent Trustees.  For the fiscal year ended August 31, 2007 the Audit Committee held four meetings.

•      The Valuation Committee’s primary purpose is to make fair value determinations as set forth in the SSgA Funds’ Securities Valuation Procedures.  The SSgA Funds have established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight

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Committee, State Street Bank and Trust Company (“State Street”) and SSgA Funds Management, Inc.  The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting. The Valuation Committee consists of all of the Independent Trustees and held no meetings during the fiscal year ended August 31, 2007

•      The primary function of the Governance Committee and the Nominating Sub-Committee is to review and evaluate the composition and performance of the Board and make nominations for membership on all Board committees and review the responsibilities of each committee; and to review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees.  The Nominating Committee will not consider nominees recommended by securities holders.  The Governance Committee consists of all of the Independent Trustees.  For the fiscal year ended August 31, 2007 the Governance Committee met twice.

•      The primary functions of the Qualified Legal and Compliance Committee (the “QLCC”) are to receive quarterly reports from the SSgA Funds’ Chief Compliance Officer; to oversee generally the SSgA Funds’ responses to regulatory inquiries; and to investigate matters referred to it by the Chief Legal Officer and make recommendations to the Board regarding the implementation of an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the SSgA Funds, its officers or the Trustees. The Qualified Legal and Compliance Committee consists of all of the Independent Trustees.  During the fiscal year ended August 31, 2007, the QLCC met five times.

The following lists the SSgA Funds’ Trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the Trustees, other directorships held during the past five years.

Interested Trustee

Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office	Principal Occupation(s) During Past 5 Years; Other Directorships Held	Number of Portfolios in Fund Complex Overseen by Trustee
Peter G. Leahy State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 47	• Trustee since 2005 • Interested Person of the SSgA Funds (as defined in the 1940 Act) • Term: Until successor is elected and qualified	• 2004 to Present, Executive Vice President, State Street Corporation; and September 2006 to Present, Chief Product Officer (1991-2004, Senior Vice President), State Street Global Advisors; and • Director, State Street Global Markets LLC.	27

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Independent Trustees

Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office	Principal Occupation(s) During Past 5 Years; Other Directorships Held	Number of Portfolios in Fund Complex Overseen by Trustee
Lynn L. Anderson 909 A Street Tacoma, WA 98402 Age 68	• Chairman of the Board since 1988 • Independent Chairman since January 2006 • Member (ex officio), Audit Committee • Member (ex officio), Governance Committee • Member (ex officio), Valuation Committee • Member (ex officio), QLCC • Term: Until successor is elected and qualified	• Director, Russell Trust Company; and • Until December 2005, Vice Chairman, Frank Russell Company (institutional financial consultant) (Retired); and Chairman of the Board, Russell Investment Company and Russell Investment Funds (registered investment companies) (Retired).	27

William L. Marshall 909 A Street Tacoma, WA 98402 Age 65	• Trustee since 1988 • Chairman, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Member, QLCC • Term: Until successor is elected and qualified	• Chief Executive Officer and President, Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment advisor and provider of financial and related consulting services); • Certified Financial Planner and Member, Financial Planners Association; and • Registered Representative and Principal for Securities with Cambridge Investment Research, Inc., Fairfield, Iowa.	27

Steven J. Mastrovich 909 A Street Tacoma, WA 98402 Age 51	• Trustee since 1988 • Member, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Member, QLCC • Term: Until successor is elected and qualified	• Global Head of Structured Real Estate and Business Development, J.P. Morgan Investment Management (private real estate investment for clients primarily outside of the US to locate private real estate investments within the US).	27

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Patrick J. Riley 909 A Street Tacoma, WA 98402 Age 59	• Trustee since 1988 • Member, Audit Committee • Chairman, Governance Committee • Member, Valuation Committee • Member, QLCC • Term: Until successor is elected and qualified	• 2003 to Present, Associate Justice, Commonwealth of Massachusetts Superior Court; • 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); and • Director, SSgA Cash Management Fund plc; and State Street Global Advisors Ireland, Ltd. (investment companies).	27

Richard D. Shirk 909 A Street Tacoma, WA 98402 Age 62	• Trustee since 1988 • Member, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Member, QLCC • Audit Committee Financial Expert • Term: Until successor is elected and qualified	• March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); • Board Member, Healthcare Georgia Foundation (private foundation); and • September 2002 to Present, Board Member, Amerigroup Corp. (managed health care).	27

Bruce D. Taber 909 A Street Tacoma, WA 98402 Age 64	• Trustee since 1991 • Member, Audit Committee • Member, Governance Committee • Chairman, Valuation Committee • Member, QLCC	• Consultant, Computer Simulation, General Electric Industrial Control Systems (diversified technology and services company); and • Director, SSgA Cash Management Fund plc; and State Street Global Advisors Ireland, Ltd. (investment companies).	27

Henry W. Todd 909 A Street Tacoma, WA 98402 Age 60	• Trustee since 1988 • Alternate Chairman, Audit Committee • Member, Governance Committee • Member,	• Chairman, President and CEO, A.M. Todd Group, Inc. (flavorings manufacturer); and • Director, SSgA Cash Management Fund plc; and State Street Global Advisors Ireland, Ltd. (investment companies).	27

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Valuation Committee • Chairman, QLCC • Audit Committee Financial Expert • Term: Until successor is elected and qualified

Principal Officers

Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office	Principal Occupation(s) During Past Five Years
James E. Ross State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 42	• President and Chief Executive Officer from January 2006 to Present • Principal Executive Officer since 2005 • Term: Until successor is elected by Trustees

•      2005 to Present, President (2001 to 2005, Principal), SSgA Funds Management, Inc. (investment advisor);

•      March 2006 to Present, Senior Managing Director (2000 to 2006, Principal), State Street Global Advisors; and

•      President, Principal Executive Officer and Trustee, SPDR Series Trust and SPDR Index Shares Funds; Trustee, Select Sector SPDR Trust; President, Principal Executive Officer and Trustee, State Street Master Funds and State Street Institutional Investment Trust (registered investment companies).

Ellen M. Needham State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 40	• Vice President since May 2006 • Term: Until successor is elected by Trustees

•      Principal, SSgA Funds Management, Inc. (investment advisor); and

•      July 2007 to Present, Managing Director (June 2006 to July 2007, Vice President; 2000 to June 2006, Principal), State Street Global Advisors.

Julie B. Piatelli State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 40	• Chief Compliance Officer since August 2007 • Term: Until successor is elected by Trustees	• 2004 to Present, Principal and Senior Compliance Officer, SSgA Funds Management, Inc.; Vice President, State Street Global Advisors; and • 1999 to 2004, Senior Manager, PricewaterhouseCoopers LLC.

Mark E. Swanson 909 A Street	• Treasurer and Principal	• Director – Fund Administration, Russell Investment Management Company and Russell Trust Company;

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Tacoma, WA 98402 Age 43	Accounting Officer since 2000 • Term: Until successor is elected by Trustees

•      Treasurer and Chief Accounting Officer, Russell Investment Company and Russell Investment Funds; and

•      Director, Russell Fund Distributors, Inc., Russell Investment Management Company, and Russell Fund Services Company.

Deedra S. Walkey 909 A Street Tacoma, WA 98402 Age 43	• Chief Legal Officer since 2005 • Term: Until successor is elected by Trustees

•      Secretary and Chief Legal Officer, Frank Russell Company, Russell Insurance Agency Inc., Russell Investments Delaware Inc. (general partner of limited partnerships), Russell International Services Company Inc. (expatriate employee services), Russell Real Estate Advisors Inc., Russell Institutional Services Inc., and Russell Corporate Ventures Inc.; Chief Legal Officer, Russell Trust Company.

Gregory J. Lyons 909 A Street Tacoma, WA 98402 Age 47	• Secretary since 2007 • Term: Until successor is elected by Trustees

•      Associate General Counsel and Assistant Secretary, Frank Russell Company, Russell Insurance Agency, Inc.;

•      Director and Secretary, Russell Investment Management Company, Russell Fund Distributors, Inc., and Russell Fund Services Company; and

•      Secretary and Chief Legal Counsel, Russell Investment Company and Russell Investment Funds

COMPENSATION

Independent Trustees are paid each calendar year an annual base retainer fee of $60,000.  The SSgA Funds’ Chairman receives an additional annual retainer of $30,000.  In addition to the foregoing retainer fees, the Independent Trustees receive an annual retainer for committee membership as follows: $6,000 (Audit Committee); $4,000 (Governance and Nominating Committee); $7,000 (Valuation Committee); and $4,000 (Legal and Compliance Committee).  The Independent Trustees are paid a per-meeting fee for attendance of $6,000 (regular Board of Trustees meetings); $2,500 (Independent Trustees meetings); $4,000 (Audit Committee meetings), $2,500 (Governance and Nominating Committee meetings), $2,500 (Legal and Compliance Committee meetings called for purposes other than receiving reports from the Funds’ Chief Compliance Officer), $750 (telephonic meetings under thirty minutes), and $1,500 (telephonic meetings over thirty minutes).  The Chairman of each Committee receives an additional annual fee as follows:  $10,000 (Audit Committee); and $5,000 (Governance and Nominating Committees, Legal and Compliance Committee, and Valuation Committee). The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance. As of the date of this Statement, the Trustees were not paid pension or retirement benefits as part of SSgA Funds’ expenses. However, the SSgA Funds have, pursuant to an exemptive order from the SEC, implemented an optional deferred compensation plan by which the Independent Trustees may defer receipt of compensation and receive a return on the deferred amount determined with reference to the performance of shares of specified SSgA Funds.  The SSgA Funds’ officers are compensated by either the Administrator or the Advisor or their affiliates.

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Trustee Compensation Table

For The Fiscal Year Ended August 31, 2007

	Aggregate Compensation From SSgA Funds	Pension Or Retirement Benefits Accrued As Part Of SSgA Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Funds And Fund Complex Paid To Trustees
Interested Trustee
Peter G. Leahy	$0	$0	$0	$0
Independent Trustees
Lynn L. Anderson, Chairman of the Board	$160,226	$0	$0	$160,226
William L. Marshall	$161,442	$0	$0	$161,442
Steven J. Mastrovich	$147,662	$0	$0	$147,662
Patrick J. Riley*	$152,782	$0	$0	$152,782
Richard D. Shirk	$148,111	$0	$0	$148,111
Bruce D. Taber	$154,155	$0	$0	$154,155
Henry W. Todd	$155,381	$0	$0	$155,381

*      The total amount of deferred compensation payable to Patrick J. Riley was $152,782 for the fiscal year ended August 31, 2007.

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2006

Trustee	Dollar Range Of Equity Securities In Each Fund		Aggregate Dollar Range Of Equity Securities In All Registered Investment Companies Overseen By Trustees In Family of Investment Companies
Lynn L. Anderson	Disciplined Equity Fund	$10,001-$50,000	$50,001-$100,000
	Small Cap Fund	$10,001-$50,000

Peter G. Leahy	Emerging Markets Fund	Over $100,000	Over $100,000

William L. Marshall	Core Opportunities Fund	$10,001-$50,000	Over $100,000
	Disciplined Equity Fund	$10,001-$50,000
	Aggressive Equity Fund	$10,001-$50,000
	Emerging Markets Fund	$10,001-$50,000

Steven J. Mastrovich	None	$0	$0

Patrick J. Riley	Aggressive Equity Fund	$10,001-$50,000	Over $100,000
	International Stock Selection Fund	$50,001-$100,000
	Emerging Markets Fund	$50,001-$100,000
	Core Opportunities Fund	Over $100,000
	Small Cap Fund	Over $100,000
	Disciplined Equity Fund	Over $100,000

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Richard D. Shirk	Core Opportunities Fund	$10,001-$50,000	Over $100,000
	Small Cap Fund	$10,001-$50,000
	Emerging Markets Fund	$10,001-$50,000
	High Yield Bond Fund	$50,001-$100,000
	Tax Free Money Market Fund	$10,001-$50,000
	US Government Money Market Fund	$10,001-$50,000

Bruce D. Taber	Bond Market Fund	$10,001-$50,000	Over $100,000
	Disciplined Equity Fund	$10,001-$50,000
	Small Cap Fund	$10,001-$50,000
	Emerging Markets Fund	$10,001-$50,000
	Life Solutions Income and Growth Fund	$10,001-$50,000

Henry W. Todd	None	$0	$0

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street may from time to time have discretionary authority over accounts which invest in shares of the SSgA Funds.  These accounts include accounts maintained for securities lending clients and accounts which permit the use of the Funds as short-term cash sweep investments.  Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares.  As of November 30, 2007, State Street held of record less than 25% of the issued and outstanding shares of the SSgA Funds (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Funds.  Consequently, State Street is not deemed to be a controlling person for purposes of the 1940 Act.

The Trustees and officers of Funds, as a group, own less than 1% of SSgA Funds’ voting securities.

As of November 30, 2007, the following shareholders owned of record 5% or more of the issued and outstanding shares of each Fund described in this Statement. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

Money Market

•      National Financial Services Corp, P.O. Box 3752, Church Street Station, New York, NY  10008-3752—8.38%

•      Turtle & Co, Sweep, P.O. Box 5489, Boston, MA  02206-5489—6.77%

US Government Money Market

•      Daimler Chrysler, 1000 Chrysler Dr, Auburn Hills, MI  48326-2766—40.63%

•      Turtle & Co, Sweep, P.O. Box 5489, Boston, MA  02206-5489—17.43%

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Tax Free Money Market

•      Stormcrew & Co, Attn MF Sweep Processing, 1200 Crown Colony Dr Fl 3, Quincy, MA  02169-0938—36.15%

•      Adobe/Sterling Exempt 14Y3, 345 Park Ave, San Jose, CA  95110-2704—34.17%

•      Turtle & Co, Sweep, P.O. Box 5489, Boston, MA  02206-5489—14.33%

INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the “Advisor”) serves as the SSgA Funds’ investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the “Advisory Agreement”).  The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company.  The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation. State Street, the SSgA Funds’ Custodian; Boston Financial Data Services, the Transfer and Dividend Paying Agent; and State Street Global Markets, LLC, the Funds’ Distributor, are affiliated persons of the Advisor. The address of the Advisor and State Street Corporation is State Street Financial Center, One Lincoln Street, Boston, MA  02111-2900.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the Funds and either a majority of all Trustees or a majority of the shareholders of the Funds approve its continuance.  The Advisory Agreement may be terminated by the Advisor or a Fund without penalty upon sixty days’ notice and will terminate automatically upon its assignment.  Please see the Funds’ Annual Reports to Shareholders for a discussion regarding the Board’s basis for approve the Advisory Agreement and the period covered by the approval.

Under the Advisory Agreement, the Advisor directs the SSgA Funds’ investments in accordance with each Fund’s investment objective, policies and limitations.  For these services, each Fund pays an annual management fee to the Advisor.  The management fee rate is a percentage of the average daily net asset value of a Fund, calculated daily and paid monthly.

Advisory Expenses. The following table shows the expenses each Fund accrued to the Advisor during the fiscal years ended August 31:

Fund	2007	2006	2005
Money Market	$18,990,292	$18,955,666	$20,557,485
US Government Money Market	$2,824,648	$3,571,115	$3,453,242
Tax Free Money Market	$1,337,515	$1,453,226	$1,131,931

The Advisor has contractually agreed to waive up to the full amount of the Money Market Fund’s Advisor fee and reimburse the Money Market Fund for all expenses to the extent that total expenses (exclusive of non-recurring account fees and extraordinary expenses) exceed .40% of the average daily net assets on an annual basis until December 31, 2008.  The waivers and reimbursements are considered from year to year on a calendar basis. The waivers amounted to $1,585,818           in fiscal 2007, $2,530,409 in fiscal 2006, and $1,562,136 in 2005.

ADMINISTRATOR

Beginning January 1, 2008, Russell Fund Services Company (“RFSC” or the “Administrator”) will serve as the SSgA Funds’ administrator, pursuant to an Administration Agreement dated January 1, 2008 (the “Administration Agreement”).  RFSC is a wholly owned subsidiary of Russell Investment Management Company (“RIMCo”). Until January 1, 2008, RIMCo, a wholly owned

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subsidiary of Russell Investment Group, served as the SSgA Funds’ administrator pursuant to an Administration Agreement dated April 12, 1988.  RIMCo will transfer its rights and duties under the Administration Agreement and benefits from the Administration Agreement to RFSC.  Other than the change of parties, all other terms of the Administrative Agreement will remain the same. The Administrator’s mailing address is 909 A Street, Tacoma, WA  98402.

Russell Investment Group is part of Russell Investments which, through its subsidiaries, provides comprehensive money manager evaluation services to institutional clients, including RIMCo. Russell Investments provides other services to large pools of investment assets, including:  (1) investment management services for Russell subsidiary-sponsored funds; and (2) transition management and portfolio implementation services. Russell Investments is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company. Founded in 1857, Northwestern Mutual is a mutual insurance company organized under the laws of Wisconsin. Northwestern Mutual, its subsidiaries and affiliates offer insurance and investment products and advisory services that address client needs for financial protection, capital accumulation, and estate preservation and distribution. Products and services for the personal, business, estate and pension markets include permanent and term life insurance, disability income insurance, long-term care insurance, annuities, trust services and mutual funds.

Pursuant to the Administration Agreement with the SSgA Funds, the Administrator will:  (1) supervise all aspects of the Funds’ operations; (2)  provide the Funds with administrative and clerical services, including the maintenance of certain of the Funds’ books and records; (3) arrange the periodic updating of the Funds’ Prospectuses and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the Securities and Exchange Commission; and (5) provide the Fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each Fund multiplied by the following percentages:

Money Market Portfolios

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US Equity Portfolios

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US Fixed Income Portfolios

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

International Portfolios

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

Feeder Portfolios(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if a Fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular Fund is equal to the percentage of average aggregate daily net assets that are attributable to that Fund.  The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance.  The Agreement may be terminated by the Administrator or any Fund without penalty upon sixty days’ notice and will terminate automatically upon its assignment.

Administration Expenses. The following table shows the expenses each Fund accrued to the Administrator during the fiscal years ended August 31:

(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable Fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by Fund type, should the Fund cease operating as a Feeder Portfolio.

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Fund	2007	2006	2005
Money Market	$2,319,840	$2,324,666	$2,503,681
US Government Money Market	$344,704	$438,274	$420,676
Tax Free Money Market	$155,851	$185,637	$172,990

CUSTODIAN

State Street Bank and Trust Company serves as the SSgA Funds’ Custodian.  State Street is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street also provides the basic portfolio recordkeeping required by the SSgA Funds for regulatory and financial reporting purposes.  For these services, State Street is paid an annual fee in accordance with the following:

•      Fund Accounting. A fee payable monthly on a pro rata basis, based on month-end net assets of each Fund:  First $20 billion—1.00 basis point (b.p.); next $10 billion—0.75 b.p.; over $30 billion—0.50 b.p. (domestic accounting); First $1 billion—3.50 b.p.; over $1 billion—2.00 b.p. (international accounting);

•      Custody. A fee payable monthly on a pro rata basis, based on the following percentages of month-end net assets (excluding short term sweep investments into other than the SSgA Funds money market portfolios:  First $20 billion—0.40 b.p.; over $20 billion—0.20 b.p.

•      Portfolio Trading (per domestic transaction). Charges range from $5 to $75 depending on the type of transaction.

•      Global Custody. A fee payable monthly on a pro rata basis, based on a certain percentage of month-end net assets, ranging from 6 b.p. to 40 b.p., depending on the country in which securities are held.

•      Pricing. Monthly quote charge, based on month-end positions: annual base pricing charge, per Fund, $4,500.  Charges range from $4 to $16, depending on the type of security. Fair value pricing (per Fund annually): ITG pricing—$10,000; State Street pricing—$4,000;

•      Yields.  $4,200 per Fund annually;

•      On-Line Access Charge.  $960 per Fund annually

•      Multiple Classes of Shares. $18,000 per class annually;

•      Fund of Funds.  Accounting fee, daily priced—$9,000 per Fund of Fund annually; Each additional class—$9,000 per class annually; Transactions—$5 each.

•      Feeder Funds. $15,000 per feeder annually;

•      Earnings Credit. A balance credit is applied against the above fees (excluding out-of-pocket expenses).  The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

•      Special Services. Wash sales system and —$3,000 per Fund annually; ITELS—$3,000 per Fund annually; Qualified dividend income reporting—$500 per Fund; Chief Compliance Officer reporting fees—$600 per Fund annually; and

•      Out of Pocket Expenses at Cost. Include but are not limited to:  annual maintenance fee of $3,000, telephone and other communication lease line charges; SWIFT trade charges, SAS 70 and SAS 99 charges agreed upon procedures review, wire charges of $5, postage and insurance, courier fees, duplicating, legal fees, supplies relating to Funds records, sub-custodian charges, audit letter, stamp duties, proxy fees and archive/document storage costs.

The Custodian’s address is 200 Newport Avenue, Josiah Quincy Building JQ5S, North Quincy, MA  02171.

TRANSFER AND DIVIDEND PAYING AGENT

Boston Financial Data Services, Inc. (“BFDS”) serves as the Transfer and Dividend Paying Agent. BFDS is a joint venture of State Street Corporation and DST Systems, Inc. BFDS is paid the following annual account services fees: $13.35 open account fee; $2.57

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closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 Fund minimum (26 to 35 CUSIPs) or $12,000 Fund minimum (over 35 CUSIPs).  BFDS is also paid the following activity based fees:  $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company.  Portfolio fees are allocated to each Fund based on the average net asset value of each Fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. BFDS is reimbursed by each Fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the Fund. BFDS’s principal business address is 2 Heritage Drive, North Quincy, MA  02171.

DISTRIBUTOR

State Street Global Markets, LLC (the “Distributor”) serves as the distributor of Fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended (the “Distribution Agreement”).  The Distribution Agreement shall continue in effect for each Fund for two years following its effective date with respect to the Fund; and thereafter only so long as its continuance is specifically approved at least annually by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval, or by vote of a majority of the outstanding voting securities of the Fund. The Distributor offers the shares of each Fund on an agency or “best efforts” basis under which the SSgA Funds shall only issue such shares as are actually sold. The Distributor is a wholly owned subsidiary of State Street Corporation. The Distributor’s mailing address is State Street Financial Center, One Lincoln Street, Boston, MA  02111-2900.

Distribution Expenses. The following table shows the expenses each Fund accrued to the Distributor during the fiscal years ended August 31:

Fund	2007	2006	2005
Money Market	$2,310,220	$3,234,518	$2,906,820
US Government Money Market	$231,836	$345,698	$263,810
Tax Free Money Market	$345,714	$573,161	$487,357

For the fiscal year ended August 31, 2007 these amounts are reflective of the following individual payments:

Fund	Advertising	Printing	Compensation to Dealers	Compensation to Sales Personnel	Other*
Money Market	$326,921	$148,543	$844,041	$873,195	$117,520
US Government Money Market	$53,292	$24,143	$3,507	$141,249	$9,645
Tax Free Money Market	$26,169	$11,839	$223,262	$69,336	$15,108

*    Includes such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and SSgA Funds have each adopted a code of ethics (the SSgA Funds’ code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the Funds’ service providers and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the SSgA Funds. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities

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transactions.  Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the SSgA Funds’ service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLANS AND SHAREHOLDER SERVICING ARRANGEMENTS

Distribution Plans.  Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a Fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a Fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule.  Accordingly, each class of shares offered by the SSgA Funds operates under a separate Rule 12b-1 plan providing for payment of distribution expenses up to the plan limit.

In connection with the Trustees’ consideration of whether to adopt the distribution plans, the Distributor, as the Funds’ principal underwriter, represented to the Trustees that the Distributor believes that the distribution plans should result in increased sales and asset retention by enabling the Funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a distribution plan or under an alternative distribution arrangement, the level of sales and asset retention that a Fund would have.  The distribution plans do not provide for a Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years.  A quarterly report of the amounts expended under all of the distribution plans in operation, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review.  No distribution plan may be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that are paid by the Funds.  The distribution plans and any material amendments must be approved annually by all of the Trustees and by the Trustees who are neither “interested persons” (as defined in the 1940 Act) of the Funds nor have any direct or indirect financial interest in the operation of the distribution plan or any related agreements.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Institutional Plan. The original class of shares of the SSgA Funds is referred to as the “Institutional Class.”  The Plan of Distribution Pursuant to Rule 12b-1 Plan for the Institutional Class (the “Institutional Plan”) was adopted by the Board of Trustees on January 8, 1992.  The Institutional Plan was restated on April 9, 2002 to update current operations.  The Institutional Plan provides for reimbursement for distribution expenses up to the plan limit.  The Institutional Plan provides that each Institutional Class Fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services.  The Institutional Plan does not provide for a Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years.

Payments to the Distributor for the sale and distribution of Institutional Class shares, are not permitted by the Institutional Plan to exceed .25% of a Fund’s average net asset value per year.  Payments to Financial Intermediaries providing shareholder services to the Institutional Class are not permitted by the Institutional Plan to exceed .20%. Any payments that are required to be made to the Distributor or Financial Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Institutional Plan is in effect.  The Fund’s liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred.

Distribution and Shareholder Servicing. Payments under the distribution plans are made to the Distributor to finance activity which is intended to result in the sale and retention of Fund shares including:  (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and (4) expenses incurred in connection with the promotion and sale of Fund shares, including Distributor’s overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel. Under the distribution plans, the SSgA Funds and/or the Distributor may also enter into service agreements with various financial institutions, such as banks, broker-dealers, financial advisors or other financial institutions, including the Advisor and its affiliates (each of which is referred to as a Financial Intermediary) to provide shareholder servicing with respect to the shares held by or for the customers of the Financial Intermediaries.  Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law. Under the service agreements, the Financial Intermediaries may provide various services for such customers, including: (1) answering inquiries regarding the Funds; (2) assisting customers in changing dividend options, account designations and addresses; (3) performing subaccounting for such customers; (4) establishing and maintaining customer accounts and records; (5) processing purchase and redemption transactions; (6) providing periodic statements showing customers’ account balances and integrating such statements with those of other transactions and balances in the customers’ other accounts serviced by the Financial

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Intermediaries; (7) arranging for bank wires transferring customers’ proceeds; and (8) such other services as the customers may request in connection with their accounts, to the extent permitted by applicable statute, rule or regulation. Shareholder services may also include sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.  Financial Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees to their customers for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Financial Intermediaries who sell shares of the Fund.  Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the Fund. As of the 12 months ended August 31, 2007, the Advisor and/or Distributor made such cash payments to nine Financial Intermediaries.  Financial Intermediaries are compensated based on the average daily value of all shares of each Fund owned by customers of the Financial Intermediary.  From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Financial Intermediaries in the form of (1) ordinary and usual gratuities, tickets and other business entertainment; and/or (2) sponsorship of regional or national events of Financial Intermediaries.

Institutional Class Distribution and Shareholder Servicing. Under the Institutional Plan, Financial Intermediaries may receive from the SSgA Funds and/or the Distributor, payment that shall not exceed .20% per annum of the average daily net asset value of the Institutional Class shares owned by or for shareholders with whom the Financial Intermediary has a servicing relationship.

With respect to the Institutional Class, the SSgA Funds have entered into service agreements with State Street and the following entities affiliated with State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC.  The purpose of the service agreements is to obtain shareholder services for Fund shares owned by clients of each of these entities.  In return for these services, the SSgA Funds and/or Distributor pay the Financial Intermediaries that are affiliated with State Street monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the Fund’s shares owned by or for shareholders with whom the affiliated Financial Intermediary has a servicing relationship. The service agreements with affiliated Financial Intermediaries are reviewed annually by the Board of Trustees.

Shareholder Servicing Fees to State Street. The following table shows the expenses each Fund accrued to State Street, under a Service Agreement pursuant to Rule 12b-1, during the fiscal years ended August 31:

Fund	2007	2006	2005
Money Market Fund	$1,899,024	$1,895,567	$2,055,748
US Government Money Market Fund	$282,465	$357,112	$345,324
Tax Free Money Market Fund	$133,751	$145,323	$113,193

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts.  The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA  02116.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Joseph P. Barri LLC, 259 Robbins Street, Milton, MA  02186, provides legal services to the Independent Trustees.

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BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the SSgA Funds by the Advisor.  Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services.  Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the Funds pay a spread which is included in the cost of the security, and is the difference between the dealer’s cost and the cost to the Funds.  When a Fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade.  Securities may be purchased from underwriters at prices that include underwriting fees.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances).  The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to:  liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur.  The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds’ assets for, or participate in, third party soft-dollar arrangements, although the Advisor may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services.  The Advisor does not “pay up” for the value of any such proprietary research. The Advisor may aggregate trades with clients of State Street Global Advisors, whose commission dollars are used to generate soft dollar credits.  Although the Advisor’s clients’ commissions are not used for third party soft dollars, the clients may benefit from the soft dollar products/services received by State Street Global Advisors.

Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the SSgA Funds’ procedures adopted in accordance with Rule 17e-1 of the 1940 Act.  The SSgA Funds have adopted procedures pursuant to Rule 12b-1(h) of the 1940 Act that are reasonably designed to prevent the Advisor from directing brokerage in consideration of distribution of Funds shares.

With respect to brokerage commissions, if commissions are generated by a Fund, the Board reviews, at least annually, the commissions paid by a Fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a Fund.

Top 10 Brokers. During the fiscal year ended August 31, 2007 the Funds described in this Statement purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the Fund’s ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the Fund.  The following table shows the value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2007:

Money Market	Principal ($ 000)
UBS Securities LLC	93,025,582
Banc of America Securities LLC	84,271,553
JM Lummis & Company, Inc.	44,558,912
Morgan Stanley	44,495,593
Lehman Brothers, Inc.	40,059,181
Citigroup Global Markets, Inc.	24,027,116
Deutsche Morgan Grenfell	22,564,337
Credit Suisse First Boston Corp.	21,669,417
HSBC	20,194,390
BNP Paribas	17,600,611

US Government Money Market	Principal ($000)
UBS Securities LLC	32,941,570
Deutsche Morgan Grenfell	26,819,862

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ABN AMRO	25,465,360
Citigroup Global Markets, Inc.	23,165,113
BNP Paribas	22,925,225
HSBC	21,516,041
Barclays Investments, Inc.	18,035,869
Lehman Brothers, Inc.	14,606,802
Banc of America Securities LLC	10,750,408
Morgan Stanley	7,524,860

Tax Free Money Market	Principal ($000)
J.P. Morgan Securities, Inc.	10,558,278
Citigroup Global Markets, Inc.	2,680,530
Banc of America Securities LLC	474,773
Merrill Lynch, Pierce, Fenner & Smith, Inc.	79,538
Morgan Stanley	57,790
Bear Stearns	53,275
UBS Securities LLC	40,287
William H Jones & Company	27,000
First Clearing, LLC	19,174
BMO Nesbitt Burns Corporation	8,550

The Funds described in this statement normally do not pay a stated brokerage commission on transactions.

PRICING OF FUND SHARES

Shares of the SSgA Funds are offered without a sales commission by the Distributor to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The Money Market Fund determines the price per share once each business day as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4 p.m. Eastern time). The US Government Money Market Fund determines the price per share once each business day, at 3 p.m. Eastern time. The Tax Free Money Market Fund determines net asset value per share twice each business day at 12 noon Eastern time and as of the close of the regular trading session of the New York Stock Exchange (currently 4 p.m. Eastern time).

A business day is one on which the New York Stock Exchange is open. Pricing does not occur on non-business days.  Currently, the Fund is open every weekday except New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Memorial Day, Good Friday, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on certain days, such as Christmas Eve and New Year’s Eve and before certain other holidays.  Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

It is each Fund’s policy to use its best efforts to maintain a constant price per share of $1.00, although there can be no assurance that the $1.00 net asset value per share will be maintained.  In accordance with this effort and pursuant to Rule 2a-7 under the 1940 Act, the money market funds use the amortized cost valuation method to value its portfolio instruments.  This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates.  While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on a Fund’s shares computed by dividing the annualized daily income on a Fund’s portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates.  In periods of rising interest rates, the daily yield on Fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

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The Trustees have established procedures reasonably designed to stabilize the Fund’s price per share at $1.00.  These procedures include:  (1) the determination of the deviation from $1.00, if any, of a Fund’s net asset value using market values; (2) periodic review by the Trustees of the amount of and the methods used to calculate the deviation; and (3) maintenance of records of such determination.  The Trustees will promptly consider what action, if any, should be taken if such deviation exceeds 1/2 of one percent.

The SSgA Funds received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a Fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

TAXES

The tax discussion in this document is only a summary of certain United States federal income tax issues generally affecting the Funds and their shareholders.  The following assumes any Fund shares will be capital assets in the hands of a shareholder.  Circumstances among investors may vary, so you are encouraged to discuss investment in the SSgA Funds with your tax advisor. Each portfolio of the SSgA Funds intends to qualify each year as a “regulated investment company” (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  As a RIC, each Fund is generally not subject to federal income taxes to the extent it distributes its net investment income and net capital gain  (long-term capital gains in excess of short-term capital losses) to shareholders.  The Board intends to distribute each year substantially all of the SSgA Funds’ net investment income and net capital gain.  It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice. If a Fund fails to qualify as a RIC for any taxable year, it will be subject to tax as a “C” corporation and may be limited in its ability to qualify as a RIC in the future.

Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of:  (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from the preceding calendar year.  For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such months will be deemed to have been received on December 31 of such year if the dividends are paid by the Fund subsequent to December 31 but prior to February 1 of the following year.

Any capital loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gain dividends received with respect to such shares.

Foreign shareholders should consult their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

Tax Exempt Income.  Dividends attributable to tax-exempt obligations held by a Fund will qualify as “exempt-interest dividends,” and thus will be excludable from gross income by its shareholders, if the Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a) of the Code; the Fund intends to satisfy this requirement.  The treatment of dividends from the Fund under local and state income tax laws may differ from the treatment thereof under the Code.

If shares of a Fund are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares.

Tax-exempt interest attributable to certain private activity bonds (“PABs”) (including, in the case of a RIC receiving interest on such bonds, a proportionate part of the exempt-interest dividends paid by that RIC) is an item of tax preference for purposes of the alternative minimum tax.  Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to that tax without regard to whether the Fund’s tax-exempt interest was attributable to those bonds.

A Fund may purchase bonds at market discount (i.e., bonds with a purchase price less then original issue price or adjusted issue price).  If such bonds are subsequently sold at a gain, then a portion of that gain equal to the amount of market discount, which should have been accrued through the sale date, will be taxable to shareholders as ordinary income.

Entities or persons who are “substantial users” (or persons related to “substantial users”) of facilities financed by PABs or industrial development bonds (“IDBs”) should consult their tax advisors before purchasing shares of the Fund because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax.  For these purposes, the term “substantial user” is defined generally to include a “non-exempt person” who regularly uses in trade or business a part of a facility financed from the proceeds of PABs or IDBs.

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Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the Fund) plus 50% of their benefits exceeds certain base amounts.

If a Fund invests in any instrument that generates taxable income, under the circumstances described in the Prospectus, distributions of the interest earned thereon will be taxable to the Fund’s shareholders as ordinary income to the extent of the Fund’s earnings and profits.  Moreover, if a Fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders.  There also may be collateral federal income tax consequences regarding the receipt of exempt-interest dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies.  A shareholder falling into any such category should consult its tax advisor concerning its investment in shares of the Fund.

At August 31, 2007, the Funds had net tax basis capital loss carryovers in the following amounts, which may be applied against any realized net taxable gains in each succeeding year or until the respective expiration dates as indicated below, whichever occurs first:

Fund	Carryover Amount	Expiration Date
Money Market	$51,843	8/31/2013
US Government Money Market	$5,172	8/31/2011
US Government Money Market	$16,922	8/31/2012
US Government Money Market	$8,920	8/31/2013
US Government Money Market	$2,635	8/31/2014
Tax Free Money Market	$44,761	8/31/2014
Tax Free Money Market	$41,331	8/31/2015

CALCULATION OF PERFORMANCE DATA

The SSgA Funds compute average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission.  Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the Fund as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)[n] = ERV

where:	P =	a hypothetical initial payment of $1,000
	T =	average annual total return
	n =	number of years
	ERV =	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the Funds are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.  Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

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The current annualized yield of the Funds may be quoted in published material.  The yield is calculated daily based upon the seven days ending on the date of calculation (“base period”).  The yields are computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing the net change in the account value by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent.  An effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7]-1

The yields quoted are not indicative of future results.  Yields will depend on the type, quality, maturity, and interest rate of money market instruments held by the Funds.  The following table shows each Fund’s current and effective yields for the seven-day period ended August 31, 2007:

Fund	Current Yield	Effective Yield
Money Market	5.01%	5.14%
US Government Money Market)	4.86%	5.66%
Tax Free Money Market	4.78%	5.53%

The Tax Free Money Market Fund may also, from to time to time, utilize tax-equivalent yields.  The tax-equivalent yield is calculated by dividing that portion of the Fund’s yield (as calculated above) which is generated by tax-exempt income by one minus a stated tax rate and adding the quotient to that portion of the Fund’s yield, if any (as calculated above) that is generated by taxable income and gains.  The Fund may advertise tax-equivalency tables which compare tax-exempt yields to their equivalent taxable yields for relevant federal income tax brackets.

The yields quoted are based on historical earnings and are not indicative of future results.  Yields will depend on the type, quality, maturity, and interest rate of money market instruments held by the Fund. The following are the current and effective tax equivalent yields based on a tax rate of 35% for the seven-day period ended August 31, 2007:

Tax Free Money Market	7-day
Tax Equivalent Current Yield	5.26%
Tax Equivalent Effective Yield	5.82%

ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

The SSgA Funds will not hold an annual meeting of shareholders.  Special meetings may be convened:  (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board’s failure to honor the shareholders’ request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

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CAPITALIZATION AND VOTING

Each Fund share has one vote.  There are no cumulative voting rights.  There is no annual meeting of shareholders, but special meetings may be held.  On any matter that affects only a particular investment Fund, only shareholders of that Fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The Fund share represents an equal proportionate interest in the Fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the Fund as may be declared by the Board of Trustees.  Fund shares are fully paid and nonassessable by the SSgA Funds and have no preemptive rights.

The SSgA Funds do not issue share certificates.  Instead, the Transfer Agent sends monthly statements to shareholders of the Fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts.  Each statement also sets forth the balance of shares held in the account.

The SSgA Funds are authorized to divide shares of any Fund into two or more classes of shares.  The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase Fund provisions and conditions under which any Fund may have separate voting rights or no voting rights.  Each class of shares is entitled to the same rights and privileges as all other classes of the Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund’s portfolio securities.  The SSgA Funds includes the Institutional Class (the original class of shares), and two additional classes of shares:  Class R (SSgA Bond Market, Core Opportunities, Small Cap, Aggressive Equity, International Stock Selection and Life Solutions Income and Growth, Life Solutions Balanced and Life Solutions Growth Funds) and Select Class (SSgA Emerging Markets Fund).

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA Funds shares are not endorsed or guaranteed by State Street or its affiliates, are not deposits or obligations of State Street or its affiliates, and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the Fund.  If the Advisor were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services.  In such event, changes in the operation of the Fund may occur.  It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor.  The Advisor’s proxy voting policy is attached to this Statement.  You may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (1) without charge, upon request, by calling 1-800-997-7327; (2) on the Funds’ website at www.ssgafunds.com; and (3) on the US Securities and Exchange Commission’s website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

Each individual Fund of the SSgA Funds is a series of a “Massachusetts business trust.” A copy of the SSgA Funds’ First Amended and Restated Master Trust Agreement (the “Declaration of Trust”) is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the SSgA Funds are designed to make the SSgA Funds similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust provides that the shareholders are not subject to any personal liability for the acts or obligations of the SSgA Funds and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the SSgA Funds contains a provision to the effect that the shareholders are not personally liable.

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No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (1) tort claims, (2) contract claims where the provision referred to is omitted from the undertaking, (3) claims for taxes, and (4) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the SSgA Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the SSgA Funds. The Trustees intend to conduct the operations of the SSgA Funds in a way as to avoid, as far as possible, ultimate liability of the shareholders.

The Declaration of Trust further provides that the name of the SSgA Funds refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the SSgA Funds, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the SSgA Funds for any satisfaction of claims arising in connection with the affairs of the SSgA Funds. With the exceptions stated, the Trust’s Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the SSgA Funds.

The SSgA Funds shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

FINANCIAL STATEMENTS

Each Fund’s financial statements for the fiscal year ended August 31, 2007, appearing in the Funds’ 2007Annual Report to Shareholders, and the reports thereon of Deloitte & Touche LLP, an independent registered public accounting firm, also appearing therein, are incorporated by reference in this Statement of Additional Information.  For a more complete discussion of each Fund’s performance, please see the Funds’ Annual Reports to Shareholders, which may be obtained without charge by calling 1-800-647-7327 or through the Funds’ website at www.ssgafunds.com.

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DESCRIPTION OF SECURITIES RATINGS

Moody’s Investors Service, Inc. (“Moody’s”)

Long-Term Debt Ratings.

•                  Aaa — Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

•                  Aa — Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

•                  A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

•                  Baa — Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

The two highest ratings of Moody’s for tax-exempt and corporate bonds are Aaa and Aa.  Tax-exempt and corporate bonds rated Aaa are judged to be of the “best quality.”  The rating of Aa is assigned to bonds which are of “high quality by all standards.”  Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger.  Moody’s may modify a rating of Aa by adding numerical modifiers of 1, 2 or 3 to show relative standing within the Aa category. Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The foregoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a “con” indicating the bonds are rated conditionally.  Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition.  In addition, Moody’s has advised that the short-term credit risk of a long-term instrument sometimes carries a MIG rating or one of the commercial paper ratings described below.

Ratings of Tax-Exempt Notes and Short-Term Municipal Loans. Moody’s ratings for state and municipal notes and other short-term obligations are designated Moody’s Investment Grade (“MIG”).

MIG-1/VMIG-1 — Securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from superior liquidity support or established and broad-based access to the market for refinancing, or both.

MIG-2/VMIG-2 —  Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

Commercial Paper. Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations.  These obligations have an original maturity not exceeding one year, unless explicitly noted.  Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

1.               Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•                  Leading market positions in well-established industries.

•                  High rates of return on funds employed.

•                  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

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•                  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•                  Well-established access to a range of financial markets and assured sources of alternate liquidity.

2.               Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternative liquidity is maintained.

3.               Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s Corporation (“S&P”)

Long-Term Debt Ratings. The ratings are based, in varying degrees, on the following considerations:  (1) The likelihood of default — capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

•                  AAA — Debt rated AAA has the highest rating assigned by S&P.  Capacity to pay interest and repay principal is extremely strong.

•                  AA — Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

•                  A — Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

•                  BBB — Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

The two highest ratings of S&P for tax-exempt and corporate bonds are AAA and AA.  Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal.  Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree.  The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.

The foregoing ratings are sometimes followed by a “p” indicating that the rating is provisional.  A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project.  This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

Tax-Exempt Notes and Short-Term Municipal Loans.

•                  SP-1 — Short-term municipal securities bearing the SP-1 designation have very strong or strong capacity to pay principal and interest.  Those issues rated SP-1 which are determined to possess overwhelming safety characteristics will be given a plus (+) designation.

•                  SP-2 — Issues rated SP-2 have satisfactory capacity to pay principal and interest.

Commercial Paper. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market.  Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest.  These categories are as follows:

•                  A-1 — This highest category indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

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•                  A-2 — Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated A-1.

Fitch Investors Service, Inc. (“Fitch”)

Commercial Paper. Commercial paper rated by Fitch reflects Fitch’s current appraisal of the degree of assurance of timely payment of such debt.  An appraisal results in the rating of an issuer’s paper as F-1, F-2, F-3, or F-4.

•                  F-1 — The highest rating of Fitch for short-term securities encompasses both the F-1+ and F-1 ratings.  F-1+ securities possess exceptionally strong credit quality.  Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.  F-1 securities possess very strong credit quality.  Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+

•                  F-2 — F-2 securities possess good credit quality and have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

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PROXY VOTING POLICY

Introduction

SSgA Funds Management, Inc. (“FM”) seeks to vote proxies for which it has discretionary authority in the best interests of its clients.  This entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio’s holdings with respect to proposals that are reasonably anticipated to have an impact on the current or potential value of a security.  Absent unusual circumstances or specific client instructions, we vote proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies.  FM takes the view that voting in a manner consistent with maximizing the value of our clients’ holdings will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (“SSgA”) Investment Committee.  The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to the FM Proxy Review Committee, a subcommittee of the SSgA Investment Committee.  FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

1)              describes its proxy voting procedures to its clients in Part II of its Form ADV;

2)              provides the client with this written proxy policy, upon request;

3)              discloses to its clients how they may obtain information on how FM voted the client’s proxies;

4)              matches proxies received with holdings as of record date;

5)              reconciles holdings as of record date and rectifies any discrepancies;

6)              generally applies its proxy voting policy consistently and keeps records of votes for each client;

7)              documents the reason(s) for voting for all non-routine items; and

8)              keeps records of such proxy voting available for inspection by the client or governmental agencies.

Process

The FM Manager of Corporate Governance is responsible for monitoring proxy voting on behalf of our clients and executing the day to day implementation of this Proxy Voting Policy. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee.

In order to facilitate our proxy voting process, FM retains Institutional Shareholder Services (“ISS”), a firm with expertise in the proxy voting and corporate governance fields.  ISS assists in the proxy voting process, including acting as our voting agent (i.e. actually processing the proxies), advising us as to current and emerging governance issues that we may wish to address, interpreting this policy and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments.  This Policy does not address all issues as to which we may receive proxies nor does it seek to describe in detail all factors that we may consider relevant to any particular proposal.  To assist ISS in interpreting and applying this Policy, we meet with ISS at least annually, provide written guidance on certain topics generally on an annual basis and communicate more regularly as necessary to discuss how specific issues should be addressed.  This guidance permits ISS to apply this Policy without consulting us as to each proxy but in a manner that is consistent with our investment view and not their own governance opinions.  If an issue raised by a proxy is not addressed by this Policy or our prior guidance to ISS, ISS refers the proxy to us for direction on voting.  On issues that we do not believe affect the economic value of our portfolio holdings or are considered by us to be routine matters as to which we have not provided specific guidance, we have agreed with ISS to act as our voting agent in voting such proxies in accordance with its own recommendations which, to the extent possible, take into account this Policy and FM’s general positions on similar matters.  The Manager of Corporate Governance is responsible, working with ISS, for submitting proxies in a timely manner and in accordance with our policy.  The Manager of Corporate Governance works with ISS to establish and update detailed procedures to implement this policy.

From time to time, proxy votes will be solicited which fall into one of the following categories:

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(i)             proxies which involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); or

(ii)          proxies which are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

These proxies are identified through a number of methods, including but not limited to notification from ISS, concerns of clients, review by internal proxy specialists, and questions from consultants.  The role of third parties in identifying special circumstances does not mean that we will depart from our guidelines; these third parties are all treated as information sources.  If they raise issues that we determine to be prudent before voting a particular proxy or departing from our prior guidance to ISS, we will weigh the issue along with other relevant factors before making an informed decision.  In all cases, we vote proxies as to which we have voting discretion in a manner that we determine to be in the best interest of our clients.  As stated above, if the proposal has a quantifiable effect on shareholder value, we seek to maximize the value of a portfolio’s holdings.  With respect to matters that are not so quantifiable, we exercise greater judgment but still seek to maximize long-term value by promoting sound governance policies.  The goal of the Proxy Voting Committee is to make the most informed decision possible.

In instances of special circumstances or issues not directly addressed by our policies or guidance to ISS, the FM Manager of Corporate Governance will refer the item to the Chairman of the Investment Committee for a determination of the proxy vote.  The first determination is whether there is a material conflict of interest between the interests of our client and those of FM or its affiliates (as explained in greater detail below under “Potential Conflicts”).  If the Manager of Corporate Governance and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under “Potential Conflicts” is followed.  If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients.  At this point, the Chairman of the Investment Committee makes a voting decision in our clients’ best interest.  However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy item to the Proxy Review Committee and/or to the entire Investment Committee for a final decision on voting the proxy.  The Investment Committee will use the same rationale for determining the appropriate vote.

FM reviews proxies of non-US issuers in the context of these guidelines.  However, FM also endeavors to show sensitivity to local market practices when voting these proxies, which may lead to different votes. For example, in certain foreign markets, items are put to vote which have little or no effect on shareholder value, but which are routinely voted on in those jurisdictions; in the absence of material effect on our clients, we will follow market practice.  FM votes in all markets where it is feasible to do so.  Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction.  In such a case, FM will be unable to vote such a proxy.

Voting

For most issues and in most circumstances, we abide by the following general guidelines.  However, it is important to remember that these are simply guidelines.  As discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

I.                                         Generally, FM votes for the following ballot items:

Board of Directors

•                  Elections of directors who (i) we determine to be adequately independent of management and (ii) do not simultaneously serve on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer).  Factors that we consider in evaluating independence include whether the nominee is an employee of or related to an employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, or whether the nominee receives non-board related compensation from the issuer

•                  Directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry.  In making such a determination, we review whether the compensation is overly dilutive to existing shareholders.

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•                  Proposals to limit directors’ liability and/or expand indemnification of directors, provided that a director shall only be eligible for indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office

•                  Discharge of board members’ duties*, in the absence of pending litigation, governmental investigation, charges of fraud or other indicia of significant concern

•                  The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board’s key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues.

•                  Mandates requiring a majority of independent directors on the Board of Directors

•                  Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

•                  Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

•                  Elimination of cumulative voting

•                  Establishment of confidential voting

Auditors

•                  Approval of auditors, unless the fees paid to auditors are excessive; auditors’ fees will be deemed excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditors

•                  Auditors’ compensation, provided the issuer has properly disclosed audit and non-audit fees relative to market practice and that non-audit fees for the prior year constituted no more than 50% of the total fees paid to the auditors

•                  Discharge of auditors*

•                  Approval of financial statements, auditor reports and allocation of income

•                  Requirements that auditors attend the annual meeting of shareholders

•                  Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

•                  Establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

* Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

* Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

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Capitalization

•                  Dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend which constitutes 30% or more of net income

•                  Authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase

•                  Capitalization changes which eliminate other classes of stock and/or unequal voting rights

•                  Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50%  of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies.

•                  Elimination of pre-emptive rights for share issuance of less than a certain  percentage (country specific - ranging from 5% to 20%) of the outstanding shares, unless even such small amount could have a material dilutive effect on existing shareholders (e.g. in illiquid markets)

Anti-Takeover Measures

•                  Elimination of shareholder rights plans (“poison pill”)

•                  Amendment to a shareholder rights plans (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced)

•                  Adoption or renewal of a non-US issuer’s shareholder rights plans (“poison pill”) if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

•                  Reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such reduction or elimination

•                  Mandates requiring shareholder approval of a shareholder rights plans (“poison pill”)

•                  Repeals of various anti-takeover related provisions

Executive Compensation/Equity Compensation

•                  Stock purchase plans with an exercise price of not less that 85% of fair market value

•                  Stock option plans which are incentive based and not excessively dilutive.  In order to assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares, and the issued but unexercised shares by fully diluted share count.  We review that number in light of certain factors, including the industry of the issuer, in order to make our determination as to whether the dilution is excessive.

•                  Other stock-based plans which are not excessively dilutive, using the same process set forth in the preceding bullet

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•                  Expansions to reporting of financial or compensation-related information, within reason

•                  Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

Routine Business Items

•                  General updating of or corrective amendments to charter not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

•                  Change in Corporation Name

•                  Mandates that amendments to bylaws or charters have shareholder approval

Other

•                  Adoption of anti-”greenmail” provisions, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders

•                  Repeals or prohibitions of “greenmail” provisions

•                  “Opting-out” of business combination provision

II. Generally, FM votes against the following items:

Board of Directors

•                  Establishment of classified boards of directors, unless 80% of the board is independent

•                  Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, or nominating committees

•                  Limits to tenure of directors

•                  Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

•                  Restoration of cumulative voting in the election of directors

•                  Removal of a director, unless we determine the director (i) is not adequately independent of management or (ii) simultaneously serves on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer).  Factors that we consider in evaluating independence include whether the director is an employee of or related to an employee of the issuer or its auditor, whether the director  provides professional services to the issuer, or whether the director receives non-board related compensation from the issuer Elimination of Shareholders’ Right to Call Special Meetings

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•                  Proposals that relate to the “transaction of other business as properly comes before the meeting”, which extend “blank check” powers to those acting as proxy

•                  Approval of Directors who have failed to act on a shareholder proposal that has been approved by a majority of outstanding shares

•                  Directors at companies where prior non-cash compensation was improperly “backdated” or “springloaded” where one of the following scenarios exists:

•                  (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was not independent at the time, and (iii) the director seeking reelection served on the Compensation Committee at the time; or

•                  (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was independent at the time, and (iii) sufficient controls have not been implemented to avoid similar improper payments going forward; or

•                  (i) the Compensation Committee had knowledge of such backdating at the time, and (ii) the director seeking reelection served on the Compensation Committee at the time; or

•                  (i) the Compensation Committee did not have knowledge of such backdating at the time, and (ii) sufficient controls have not been implemented to avoid similar improper payments going forward

Capitalization

•                  Capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders

•                  Capitalization changes that exceed 100% of the issuer’s current authorized capital unless management provides an appropriate rationale for such change

Anti-Takeover Measures

•                  Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

•                  Adjournment of Meeting to Solicit Additional Votes

•                  Shareholder rights plans that do not include a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

•                  Adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”)

Executive Compensation/Equity Compensation

•                  Excessive compensation (i.e. compensation plans which are deemed by FM to be overly dilutive)

•                  Retirement bonuses for non-executive directors and auditors

•                  Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

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Routine Business Items

•                  Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

•                  Reincorporation in a location which has more stringent anti-takeover and related provisions

•                  Proposals asking the board to adopt any form of majority voting, unless the majority standard indicated is based on a majority of shares outstanding.

Other

•                  Requirements that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature

•                  Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

•                  Proposals which require inappropriate endorsements or corporate actions

•                  Proposals asking companies to adopt full tenure holding periods for their executives

III.           FM evaluates Mergers and Acquisitions on a case-by-case basis.  Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders.  However, in all cases, FM uses its discretion in order to maximize shareholder value.  FM generally votes as follows:

•                  Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•                  Against offers when we believe that  reasonable prospects exist for an enhanced bid or other bidders

•                  Against offers where, at the time of voting, the current market price of the security exceeds the bid price

•                  For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

•                  For offers made at a premium where no other higher bidder exists

Protecting Shareholder Value

We at FM agree entirely with the United States Department of Labor’s position that “where proxy voting decisions may have an effect on the economic value of the plan’s underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock” (IB 94-2). Our proxy voting policy and procedures are designed with the intent that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.  However, we use each piece of information we receive – whether from clients, consultants, the media, the issuer, ISS or other sources — as one part of our analysis in seeking to carry out our duties as a fiduciary and act in the best interest of our clients.  We are not unduly influenced by the identity of any particular source, but use all the information to form our opinion as to the best outcome for our clients.

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Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors “target” lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors.  Companies, so identified, receive an individual, systematic review by the  FM Manager of Corporate Governance and the Proxy Review Committee, as necessary.

As an active shareholder, FM’s role is to support corporate policies that serve the best interests of our clients. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company’s value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical shareholder.  We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate.  To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process —  especially the proxy voting process — as the most effective means by which to communicate our and our clients’ legitimate shareholder concerns.  Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Potential Conflicts

As discussed above under Process, from time to time, FM will review a proxy which may present a potential conflict of interest.  As a fiduciary to its clients, FM takes these potential conflicts very seriously  While FM’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by FM’s potential conflict, there are a number of courses FM may take.  Although various relationships could be deemed to give rise to a conflict of interest, we have determined that two categories of relationships present a sufficiently serious concern to warrant an alternative process:  customers of FM or its affiliates which are among the top 100 clients of FM and its affiliates based upon revenue; and the 10 largest broker-dealers used by SSgA, based upon revenue (a “Material Relationship”).

When the matter falls clearly within the polices set forth above or the guidance previously provided by FM to ISS and the proxy is to be voted in accordance with that guidance, we do not believe that such decision represents a conflict of interest and no special procedures are warranted.

In circumstances where either (i) the matter does not fall clearly within the policies set forth above or the guidance previously provided to ISS, or (ii) FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Manager of Corporate Governance will compare the name of the issuer against a list of the top 100 revenue generating clients of State Street Corporation and its affiliates and a list of the top 10 broker-dealer relationships to determine if a Material Relationship exists.  (These lists are updated quarterly.)  If the issuer’s name appears on either list and the pre-determined policy is not being followed, FM will employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. However, in certain circumstances the Proxy Review Committee may determine that the use of a third party fiduciary is not necessary or appropriate, either because the matter involved does not involve a material issue or because the issue in question affects the underlying value of the portfolio position and it is appropriate for FM, notwithstanding the potential conflict of interest, to vote the security in a manner that it determines will maximize the value to its client.  In such situations, the Proxy Committee, or if a broader discussion is warranted, the SSgA Investment Committee, shall make a decision as to the voting of the proxy.  The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM’s clients, shall be formalized in writing as a part of the minutes to the Investment Committee.

Recordkeeping

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM’s office:

1)              FM’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2)              a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

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3)              a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4)              a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

5)              a copy of each written request from a client, and response to the client, for information on how FM voted the client’s proxies.

Disclosure of Client Voting Information

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

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 Filed pursuant to Rule 485(b)

 File Nos. 33-19229; 811-5430

SSgA FUNDS

State Street Financial Center

One Lincoln Street

Boston, Massachusetts  02111-2900

1-800-997-7327

www.ssgafunds.com

STATEMENT OF ADDITIONAL INFORMATION

S&P 500 INDEX FUND

DECEMBER 18, 2007

This Statement of Additional Information (“Statement”) is not a Prospectus but should be read in conjunction with the Funds’ current Prospectus dated December 18, 2007.  This Statement describes the SSgA Funds generally and provides additional information about the Funds listed above. To obtain, without charge, the Prospectus or the most recent Annual Report to Shareholders, which contains the Funds’ financial statements incorporated herein by reference, please call 1-800-647-7327. You may also obtain the Prospectus or Annual Report through the SSgA Funds’ website at www.ssgafunds.com.

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HISTORY	3

DESCRIPTION OF INVESTMENTS AND RISKS	3

INVESTMENT STRATEGIES	3
HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES	6
SELECTIVE DISCLOSURE OF THE SSGA FUNDS’ PORTFOLIO HOLDINGS	9
INVESTMENT RESTRICTIONS	10
PORTFOLIO TURNOVER	11

MANAGEMENT OF THE FUND	12

BOARD OF TRUSTEES AND OFFICERS	12
COMPENSATION	17
EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2006	18
TRUSTEES AND OFFICERS OF THE MASTER FUNDS	20
CONTROLLING AND PRINCIPAL SHAREHOLDERS	21

INVESTMENT ADVISORY AND OTHER SERVICES	22

ADVISOR	22
PORTFOLIO MANAGERS	22
ADMINISTRATOR	23
CUSTODIAN	24
TRANSFER AND DIVIDEND PAYING AGENT	25
DISTRIBUTOR	25
CODE OF ETHICS	26
DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS	26
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	28
LEGAL COUNSEL	28

BROKERAGE PRACTICES AND COMMISSIONS	28

PRICING OF FUND SHARES	29

TAXES	30

CALCULATION OF PERFORMANCE DATA	30

ADDITIONAL INFORMATION	31

SHAREHOLDER MEETINGS	31
CAPITALIZATION AND VOTING	32
FEDERAL LAW AFFECTING STATE STREET	32
PROXY VOTING POLICY	32
MASSACHUSETTS BUSINESS TRUST	32

FINANCIAL STATEMENTS	33

DESCRIPTION OF SECURITIES RATINGS	33

PROXY VOTING POLICY	36

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HISTORY

The SSgA Funds is a single legal entity organized on October 3, 1987 as a Massachusetts business trust, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

Effective June 1, 2000, the SSgA S&P 500 Index Fund may invest substantially all of its investable assets in an investment company with substantially the same investment objectives, policies and restrictions as the Fund.  In this structure, the Fund is a “feeder” fund that invests exclusively in a corresponding “master” portfolio with identical investment objectives.  The master portfolio may accept investments from multiple feeder funds, which bear the master portfolio’s expenses in proportion to their assets.

DESCRIPTION OF INVESTMENTS AND RISKS

The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The SSgA Funds operates distinct investment portfolios referred to individually as a “Fund” or collectively as the “Funds”. SSgA Funds offers shares of beneficial interest in the Funds as described in the applicable Prospectuses.  Other than the SSgA Tuckerman Active REIT Fund and the SSgA Concentrated Growth Opportunities Funds, each of the Funds is diversified as provided by the 1940 Act. Under the 1940 Act, a diversified company is defined as a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities of any single issuer limited to 5% or less of each of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer.  Capitalized terms used in this Statement and not otherwise defined have the meanings assigned to them in the Prospectus.

INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the Fund may invest in the following instruments and use the following investment techniques:

The S&P 500® Index.  The Fund seeks to replicate the total return of the S&P 500 Index and invests (either on its own or as a part of a master/feeder structure) in all stocks in the Index.  The S&P 500 Index is composed of 500 common stocks which are chosen by Standard & Poor’s Corporation (“Standard & Poor’s”) to best capture the price performance of a large cross-section of the US publicly traded stock market.  The Index is structured to approximate the general distribution of industries in the US economy.  The inclusion of a stock in the S&P 500 Index in no way implies that Standard & Poor’s believes the stock to be an attractive investment, nor is Standard & Poor’s a sponsor or in any way affiliated with the Fund.  The 500 securities, most of which trade on the New York Stock Exchange, represent approximately 75% of the market value of all US common stocks.  Each stock in the S&P 500 Index is weighted by its float adjusted capitalization.  Component stocks included in the S&P 500 Index are chosen with the aim of achieving a distribution at the index level representative of the various components of the US gross national product and therefore do not represent the 500 largest companies.  Aggregate market value and trading activity are also considered in the selection process.  A limited percentage of the Index may include foreign securities.

US Government Obligations.  The types of US Government obligations in which each Fund may at times invest include:  (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and (2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following:  (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are:  Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export—Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association).  No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law.  Each Fund may purchase US Government obligations on a forward commitment basis.

Repurchase Agreements.  A Fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers.  Under repurchase agreements, these parties sell securities to a Fund and agree to repurchase the securities at the Fund’s cost plus interest within a specified time.  In substance, a repurchase agreement is a loan for which the Fund receives securities as

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collateral.  Under a repurchase agreement, a Fund purchases securities from a financial institution that agrees to repurchase the securities at the original purchase price plus interest within a specified time. The securities purchased by each Fund have a total value in excess of the purchase price paid by the Fund and are held by the Custodian or another Board-approved custodian bank until repurchased.  Repurchase agreements assist the Fund in being invested fully while retaining “overnight” flexibility in pursuit of investments of a longer-term nature.  Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory.  If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement.  In addition, in the event of a bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a Fund’s shareholders.

Reverse Repurchase Agreements.  Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes.  A Fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a Fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities’ market value and agrees to repurchase the securities at a future date by repaying the cash with interest.  The Fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions.  Cash or liquid high quality debt obligations from a Fund’s portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the Fund’s records while a reverse repurchase agreement is in effect.  Reverse repurchase agreements involve the risk that the market value of securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities.  Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the Fund.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement.  In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Forward Commitments.  A forward commitment is a contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with a Fund’s ability to manage its investment portfolio and meet redemption requests.  A Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale.  When effecting such transactions, cash or liquid high quality debt obligations held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled.  Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

When-Issued Transactions.  New issues of securities are often offered on a when-issued basis.  This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them.  The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

A Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy.  Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the Fund’s records.  For the purpose of determining the adequacy of these securities the segregated securities will be valued at market.  If the market value of such securities declines, additional cash or securities will be segregated on the Fund’s records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund.  No Fund will invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the Fund are subject to changes in market value based upon the public’s perception of changes in the level of interest rates.  Generally, the value of such securities will fluctuate inversely to changes in interest rates — i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise.  Therefore, if in order to achieve higher interest income a Fund remains substantially fully invested at the same time that it has purchased securities on a “when-issued” basis, there will be a greater possibility of fluctuation in a Fund’s net asset value.

When payment for when-issued securities is due, a Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued

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securities themselves (which may have a market value greater or less than the Fund’s payment obligation).  The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

Illiquid Securities. A Fund may not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable.  These securities include repurchase agreements that have a maturity of longer than seven days, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests; floating and variable rate demand obligations; and tender option bonds as to which the Fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market.  Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The Advisor will monitor the liquidity of such restricted securities under the supervision of the Board of Trustees. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

Variable Amount Master Demand Notes.  Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated.  These instruments are issued pursuant to written agreements between their issuers and holders.  The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations.  Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities.  There is no active secondary market with respect to a particular variable rate instrument.

Section 4(2) Commercial Paper.  The Fund may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (“Section 4(2) paper”).  Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution.  Any resale by the purchaser must be in an exempt transaction.  Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity.  Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with a Fund’s investment restriction relating to investments in illiquid securities.

American Depository Receipts (ADRs).  ADRs may be purchased by a Fund under certain circumstances as an alternative to directly investing in foreign securities.  Generally, ADRs, in registered form, are designed for use in the US securities markets.  ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities.  ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank.  ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers.  However, by investing in ADRs rather than directly in a foreign issuer’s stock, a Fund can minimize currency risks during the settlement period for either purchases or sales.  In general, there is a large liquid market in the US for many ADRs.  The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

The ADRs chosen for investment by the S&P 500 Index Fund will be constituents of the S&P 500 Index.

Equity Swaps.  Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset.  In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset.  Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy.  The Advisor will allow the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds’ repurchase agreement guidelines.  Swap agreements bear the risk that a Fund will not be able to meet its obligation to the counterparty.  This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.

Total Rate of Return Swaps.  The Fund may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the Funds than if they had invested directly in an instrument that yielded that desired return.  The Advisor will cause the Funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds’ repurchase agreement guidelines.

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Purchase of Other Investment Company Funds.  A Fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies.  Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which a Fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the SSgA Funds an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds a Fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with a “fund of funds,” including unnecessary costs (such as sales loads, advisory fees that may be borne by a Fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when a Fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

Interfund Lending.  The SSgA Funds have been granted permission from the SEC to participate in a joint lending and borrowing facility (the “Credit Facility”).  The Funds may borrow money from the SSgA Money Market Fund for temporary purposes.  All such borrowing and lending will be subject to a participating Fund’s fundamental investment limitations.  The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves.  The Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans.  Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days.  Loans may be called on one business day’s notice.  A participating Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.  Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

Real Estate Securities.  Real estate securities are Real Estate Investment Trusts or securities of publicly traded real estate companies and real estate-related industry companies.  The real estate securities chosen for investment by the S&P 500 Index Fund will be constituents of the S&P 500 Index. In addition to real estate investment trusts, real estate industry companies may include: brokers or real estate developers; and companies with substantial real estate holdings, such as paper and lumber producers and hotel and entertainment companies.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The Fund described in this Statement may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures.  The Funds have authority to write (sell) covered call and put options on portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures and may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets.  Although certain risks are involved in options and futures transactions, the Advisor believes that, because a Fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of a Fund will not subject it to the risks frequently associated with the speculative use of options and futures transactions.  The Fund may also choose to use futures to generate exposure to certain markets more efficiently than through the use of cash bonds.  Although the use of hedging strategies by a Fund is intended to reduce the volatility of the net asset value of the Fund’s shares, the net asset value will nevertheless fluctuate.  There can be no assurance that the hedging transactions will be effective.

Options on Securities and Securities Indices.  The Fund may write and purchase covered put and call options on securities in which it may directly invest.  Option transactions of the Fund will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the Fund’s total assets.  Further, the Fund will not write a put or call option or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the Fund’s total assets.

The Fund may purchase or sell options on securities indices that are comprised of securities in which it may directly invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market.  Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash.  A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

A Fund’s transactions, if any, in options involve additional risk of loss.  Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions.  The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities

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prices, interest rates or currency prices.

Writing Covered Call Options.  The Fund is authorized to write (sell) covered call options on the securities in which they may invest and to enter into closing purchase transactions with respect to such options.  Writing a call option obligates a Fund to sell or deliver the option’s underlying security, in return for the strike price, upon exercise of the option.  By writing a call option, the Fund receives an option premium from the purchaser of the call option.  Writing covered call options is generally a profitable strategy if prices remain the same or fall.  Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline.  By writing covered call options, however, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price.  In addition, a Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction.

Writing Covered Put Options.  The Fund is authorized to write (sell) covered put options on their portfolio securities and to enter into closing transactions with respect to such options.

When a Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser.  In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it.  The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price.  If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The Fund may write put options as an alternative to purchasing actual securities.  If security prices rise, a Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received.  If security prices remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price.  If security prices fall, the Fund would expect to suffer a loss.  This loss should be less than the loss the Fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Purchasing Put Options.  The Fund is authorized to purchase put options to hedge against a decline in the market value of their portfolio securities.  By buying a put option a Fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the Funds’ risk of loss through a decline in the market value of the security until the put option expires.  The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the Fund for the put option and any related transaction costs.  Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.  A closing sale transaction cancels out the Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased.  The Funds will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by a Fund would exceed 5% of the market value of its total assets.

Purchasing Call Options.  The Fund is also authorized to purchase call options.  The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price (call options on futures contracts are settled by purchasing the underlying futures contract).  A Fund will purchase call options only in connection with “closing purchase transactions.” The Fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by a Fund would exceed 5% of the market value of its total assets.

Interest Rate and Financial Futures and Options.  The Funds may invest in interest rate futures contracts, futures contracts, and options thereon that are traded on a US exchange or board of trade, as specified in the Prospectuses. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument (such as GNMA certificates or Treasury bonds) or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments.

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The Funds may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position.  In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, the Fund will limit its use of futures contracts and options on futures contracts to hedging transactions.  For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund’s securities or the price of the securities which the Fund intends to purchase. Additionally, a Fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A Fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US exchange, board of trade, or similar entity, or quoted on an automated quotation system. A Fund will enter into a futures contract only if the contract is “covered” or if the Fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A Fund will write a call or put option on a futures contract only if the option is “covered.”

Restrictions on the Use of Futures Transactions.  The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received.  Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker.  This amount is known as “initial margin” and represents a “good faith” deposit assuring the performance of both the purchaser and seller under the futures contract.  Subsequent payments to and from the broker, called “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as “marking to market.”  At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract.  A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain.  In addition, a nominal commission is paid on each completed sale transaction.

Risk Factors in Options, Futures and Forward Transactions.  The use of options and futures transactions to hedge the Fund’s portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge.  If the price of the options or futures moves more or less than the price of hedged securities, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge.  The successful use of options and futures also depends on Advisor’s ability to correctly predict price movements in the market involved in a particular options or futures transaction.  To compensate for imperfect correlations, the Fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts.  Conversely, the Fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts.  The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches.  Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the Fund cannot terminate by exercise.  In general, options whose strike prices are close to their underlying instruments’ current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time.  When effecting such transactions, cash or marketable securities held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the Fund’s records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a Fund to miss an advantageous price or yield.  Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The Fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the Fund can receive on each business day at least two independent bids or offers.  However, there can be no assurance that a liquid secondary market will exist at any specific time.  Thus, it may not be possible to close an options or futures position.  The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively hedge its portfolio.  There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

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The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers).  “Trading limits” are imposed on the maximum number of contracts which any person may trade on a particular trading day.

SELECTIVE DISCLOSURE OF THE SSGA FUNDS’ PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies (“Disclosure Policies”) that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.  The Funds will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds’ fiscal quarter on their website at www.ssgafunds.com.  Quarterly reports will remain on the site until the next quarter’s quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds’ portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

a)     The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds’ officers.  Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings.   No compensation or other consideration is paid as a part of any such arrangement.

b)    The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds’ service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds’ Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds’ officers.   The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds’ Chief Compliance Officer.  No compensation or other consideration is paid as a part of any such arrangement.

c)     The Disclosure Policies permit disclosure to numerous mutual Fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes.  These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers.  In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds’ Custodian or Fund accountants to distribute) periodic portfolio holdings to such services and departments.  If the disclosure of portfolio holding information to any service or department is prior to the public

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disclosure of this information, the Disclosure Policies require that the service or department enter into a written obligation of confidentiality, approved by a Fund officer.  No compensation or other consideration is paid as a part of any such arrangement.

d)    The Disclosure Policies permit the Advisor’s trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes.  The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds’ Chief Compliance Officer.  No compensation or other consideration is paid as a part of any such arrangement.

e)     The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies.  For example, a portfolio manager discussing a Fund may indicate that he owns XYZ company for the Fund only if the Fund’s ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders.  In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds’ Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies.  The Disclosure Policies will be reviewed and tested by the Funds’ Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Fund officer.  All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds’ Administrator, Advisor, Sub-Advisor and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended.  It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The Fund is subject to the following investment restrictions. Restrictions 1 through 10 are fundamental and restrictions 11 through 13 are nonfundamental. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval.  A fundamental restriction may only be changed by a vote of a “majority of the outstanding voting securities” of the Fund.  A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. Unless otherwise noted, these restrictions apply at the time an investment is made.

1.     The Fund will not invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. Notwithstanding the foregoing general restrictions, the Fund will concentrate in particular industries to the extent its underlying index concentrates in those industries.

2.     The Fund will not borrow more than 33-1/3% of the value of its total assets less all liabilities and indebtedness (other than such borrowings).

3.     With respect to 75% of its total assets, the Fund will not invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment (i) the current market value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s assets or (ii) the Fund holds more than 10% of the voting securities of the issuer.

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4.     The Fund will not make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. A Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Fund’s total assets.

5.     The Fund will not purchase or sell commodities or commodity futures contracts except that the Fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the Fund intends to buy and which relate to securities in which the Fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

6.     The Fund will not purchase or sell real estate or real estate mortgage loans; provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

7.     The Fund will not engage in the business of underwriting securities issued by others, except that a Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

8.     The Fund will not issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

9.     The Fund will not purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the Fund, including their investment advisers and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

10.   Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all or part of its investable assets in a management investment company with substantially the same investment objective, policies and restrictions as the Fund.

11.   The Fund will not invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund’s shareholders, except that the Fund may invest in such securities to the extent permitted by the 1940 Act.  These investment companies may charge management fees which shall be borne by the Fund.

12.   The Fund will not invest more than 15% of its net assets in the aggregate in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days’ duration.

13.   The Fund will not make investments for the purpose of gaining control of an issuer’s management.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks.  To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders.  If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

PORTFOLIO TURNOVER

Generally, securities are purchased for the Fund for investment income and/or capital appreciation and not for short-term trading profits.  Except as otherwise stated in a Fund’s Prospectus or this Statement, the Advisor’s sell discipline for each Fund’s investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon.  Therefore, the Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by a Fund during the year.  For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded.  A high turnover rate (over 100%) will:  (1) increase transaction expenses which will adversely affect a Fund’s performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates.  The payment of any taxes will impact a shareholder’s net return from holding an interest in a Fund.

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The Fund had the following portfolio turnover rates during the last three fiscal years ended August 31:

2007	2006	2005
11.67%	8.23%	10.38%

MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of the Funds and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called “Investment Advisory and Other Services.”). The Trustees hold office for the life of the SSgA Funds.  A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of SSgA Funds shares or by a vote of a majority of the Trustees.  The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding.  A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.  The Trustees who are not “interested persons” of the SSgA Funds (the “Independent Trustees”) shall be eligible to serve as Chairman of the Board for a two-year term on a rotating basis. The officers, all of whom are elected annually by the Board of Trustees and employed by either the Administrator or the Advisor or their affiliates, are responsible for the day-to-day management and administration of the SSgA Funds’ operations. For the fiscal year ended August 31, 2007 the Board of Trustees held seven meetings (including one meeting of the Independent Trustees).

Committees of the Board of Trustees.  There are four standing committees of the Board of Trustees:

•      The Audit Committee’s primary functions are to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors’ specific representations as to their independence; meet with the Funds’ independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds’ financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors’ comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in Fund operations; (viii) pre-approve Fund audit services and associated fees; (ix) pre-approve non-audit services provided to the Fund and to the Funds’ Advisor or service affiliates (entities that are affiliated with the Funds’ investment advisor and provide ongoing services to the Funds) where the services have a direct impact on the operations of financial reporting of the Fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the Funds’ independent auditor regarding their audit; (xi) receive and consider reports from Fund management of any significant deficiencies in the design or operation of the Funds’ internal controls; (xii)  report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the SSgA Funds’ By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate. The Audit Committee consists of all of the Independent Trustees.  For the fiscal year ended August 31, 2007 the Audit Committee held four meetings.

•      The Valuation Committee’s primary purpose is to make fair value determinations as set forth in the SSgA Funds’ Securities Valuation Procedures.  The SSgA Funds have established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (“State Street”) and SSgA Funds Management, Inc.  The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting. The Valuation Committee consists of all of the Independent Trustees and held no meetings during the fiscal year ended August 31, 2007.

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•      The primary function of the Governance Committee and the Nominating Sub-Committee is to review and evaluate the composition and performance of the Board and make nominations for membership on all Board committees and review the responsibilities of each committee; and to review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees.  The Nominating Committee will not consider nominees recommended by securities holders.  The Governance Committee consists of all of the Independent Trustees.  For the fiscal year ended August 31, 2007 the Governance Committee met twice.

•      The primary functions of the Qualified Legal and Compliance Committee (the “QLCC”) are to receive quarterly reports from the SSgA Funds’ Chief Compliance Officer; to oversee generally the SSgA Funds’ responses to regulatory inquiries; and to investigate matters referred to it by the Chief Legal Officer and make recommendations to the Board regarding the implementation of an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the SSgA Funds, its officers or the Trustees. The Qualified Legal and Compliance Committee consists of all of the Independent Trustees.  During the fiscal year ended August 31, 2007, the QLCC met five times.

The following lists the SSgA Funds’ Trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the Trustees, other directorships held during the past five years.

Interested Trustee

Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office	Principal Occupation(s) During Past 5 Years; Other Directorships Held	Number of Portfolios in Fund Complex Overseen by Trustee
Peter G. Leahy State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 47	• Trustee since 2005 • Interested Person of the SSgA Funds (as defined in the 1940 Act) • Term: Until successor is elected and qualified	• 2004 to Present, Executive Vice President, State Street Corporation; and September 2006 to Present, Chief Product Officer (1991-2004, Senior Vice President), State Street Global Advisors; and • Director, State Street Global Markets LLC.	27

Independent Trustees

Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office	Principal Occupation(s) During Past 5 Years; Other Directorships Held	Number of Portfolios in Fund Complex Overseen by Trustee
Lynn L. Anderson 909 A Street Tacoma, WA 98402 Age 68	• Chairman of the Board since 1988 • Independent Chairman since	• Director, Russell Trust Company; and • Until December 2005, Vice Chairman, Frank Russell Company (institutional financial consultant) (Retired); and Chairman of the Board, Russell	27

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January 2006

•      Member (ex officio), Audit Committee

•      Member (ex officio), Governance Committee

•      Member (ex officio), Valuation Committee

•      Member (ex officio), QLCC

•      Term: Until successor is elected and qualified

		Investment Company and Russell Investment Funds (registered investment companies) (Retired).

William L. Marshall 909 A Street Tacoma, WA 98402 Age 65	• Trustee since 1988 • Chairman, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Member, QLCC • Term: Until successor is elected and qualified	• Chief Executive Officer and President, Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment advisor and provider of financial and related consulting services); • Certified Financial Planner and Member, Financial Planners Association; and • Registered Representative and Principal for Securities with Cambridge Investment Research, Inc., Fairfield, Iowa.	27

Steven J. Mastrovich 909 A Street Tacoma, WA 98402 Age 51	• Trustee since 1988 • Member, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Member, QLCC • Term: Until successor is elected and qualified	• Global Head of Structured Real Estate and Business Development, J.P. Morgan Investment Management (private real estate investment for clients primarily outside of the US to locate private real estate investments within the US).	27

Patrick J. Riley 909 A Street	• Trustee since 1988 • Member, Audit	• 2003 to Present, Associate Justice, Commonwealth of Massachusetts Superior Court;	27

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Tacoma, WA 98402 Age 59	Committee • Member, Valuation Committee • Member, QLCC • Term: Until successor is elected and qualified	• 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); and • Director, SSgA Cash Management Fund plc; and State Street Global Advisors Ireland, Ltd. (investment companies).	27

Richard D. Shirk 909 A Street Tacoma, WA 98402 Age 62	• Trustee since 1988 • Member, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Member, QLCC • Audit Committee Financial Expert • Term: Until successor is elected and qualified	• March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); • Board Member, Healthcare Georgia Foundation (private foundation); and • September 2002 to Present, Board Member, Amerigroup Corp. (managed health care).	27

Bruce D. Taber 909 A Street Tacoma, WA 98402 Age 64	• Trustee since 1991 • Member, Audit Committee • Member, Governance Committee • Chairman, Valuation Committee • Member, QLCC	• Consultant, Computer Simulation, General Electric Industrial Control Systems (diversified technology and services company); and • Director, SSgA Cash Management Fund plc; and State Street Global Advisors Ireland, Ltd. (investment companies).	27

Henry W. Todd 909 A Street Tacoma, WA 98402 Age 60	• Trustee since 1988 • Alternate Chairman, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Chairman, QLCC • Audit Committee	• Chairman, President and CEO, A.M. Todd Group, Inc. (flavorings manufacturer); and • Director, SSgA Cash Management Fund plc; and State Street Global Advisors Ireland, Ltd. (investment companies).	27

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Financial Expert • Term: Until successor is elected and qualified

Principal Officers

Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office	Principal Occupation(s) During Past Five Years
James E. Ross State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 42	• President and Chief Executive Officer from January 2006 to Present • Principal Executive Officer since 2005 • Term: Until successor is elected by Trustees

•      2005 to Present, President (2001 to 2005, Principal), SSgA Funds Management, Inc. (investment advisor);

•      March 2006 to Present, Senior Managing Director (2000 to 2006, Principal), State Street Global Advisors; and

•      President, Principal Executive Officer and Trustee, SPDR Series Trust and SPDR Index Shares Funds; Trustee, Select Sector SPDR Trust; President, Principal Executive Officer and Trustee, State Street Master Funds and State Street Institutional Investment Trust (registered investment companies).

Ellen M. Needham State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 40	• Vice President since May 2006 • Term: Until successor is elected by Trustees

•      Principal, SSgA Funds Management, Inc. (investment advisor); and

•      July 2007 to Present, Managing Director (June 2006 to July 2007, Vice President; 2000 to June 2006, Principal), State Street Global Advisors.

Julie B. Piatelli State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 40	• Chief Compliance Officer since August 2007 • Term: Until successor is elected by Trustees	• 2004 to Present, Principal and Senior Compliance Officer, SSgA Funds Management, Inc.; Vice President, State Street Global Advisors; and • 1999 to 2004, Senior Manager, PricewaterhouseCoopers LLC.

Mark E. Swanson 909 A Street Tacoma, WA 98402 Age 43	• Treasurer and Principal Accounting Officer since 2000 • Term: Until successor is elected by Trustees elected by Trustees

•      Director – Fund Administration, Russell Investment Management Company and Russell Trust Company;

•      Treasurer and Chief Accounting Officer, Russell Investment Company and Russell Investment Funds; and

•      Director, Russell Fund Distributors, Inc., Russell Investment Management Company, and Russell Fund Services Company.

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Deedra S. Walkey 909 A Street Tacoma, WA 98402 Age 43	• Chief Legal Officer since 2005 • Term: Until successor is elected by Trustees

•      Secretary and Chief Legal Officer, Frank Russell Company, Russell Insurance Agency Inc., Russell Investments Delaware Inc. (general partner of limited partnerships), Russell International Services Company Inc. (expatriate employee services), Russell Real Estate Advisors Inc., Russell Institutional Services Inc., and Russell Corporate Ventures Inc.; Chief Legal Officer, Russell Trust Company.

Gregory J. Lyons 909 A Street Tacoma, WA 98402 Age 47	• Secretary since 2007 • Term: Until successor is elected by Trustees

•      Associate General Counsel and Assistant Secretary, Frank Russell Company, Russell Insurance Agency, Inc.;

•      Director and Secretary, Russell Investment Management Company, Russell Fund Distributors, Inc., and Russell Fund Services Company; and

•      Secretary and Chief Legal Counsel, Russell Investment Company and Russell Investment Funds

COMPENSATION

Independent Trustees are paid each calendar year an annual base retainer fee of $60,000.  The SSgA Funds’ Chairman receives an additional annual retainer of $30,000.  In addition to the foregoing retainer fees, the Independent Trustees receive an annual retainer for committee membership as follows: $6,000 (Audit Committee); $4,000 (Governance and Nominating Committee); $7,000 (Valuation Committee); and $4,000 (Legal and Compliance Committee).  The Independent Trustees are paid a per-meeting fee for attendance of $6,000 (regular Board of Trustees meetings); $2,500 (Independent Trustees meetings); $4,000 (Audit Committee meetings), $2,500 (Governance and Nominating Committee meetings), $2,500 (Legal and Compliance Committee meetings called for purposes other than receiving reports from the Funds’ Chief Compliance Officer), $750 (telephonic meetings under thirty minutes), and $1,500 (telephonic meetings over thirty minutes).  The Chairman of each Committee receives an additional annual fee as follows:  $10,000 (Audit Committee); and $5,000 (Governance and Nominating Committees, Legal and Compliance Committee, and Valuation Committee). The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance. As of the date of this Statement, the Trustees were not paid pension or retirement benefits as part of SSgA Funds’ expenses. However, the SSgA Funds have, pursuant to an exemptive order from the SEC, implemented an optional deferred compensation plan by which the Independent Trustees may defer receipt of compensation and receive a return on the deferred amount determined with reference to the performance of shares of specified SSgA Funds.  The SSgA Funds’ officers are compensated by either the Administrator or the Advisor or their affiliates.

Trustee Compensation Table

For The Fiscal Year Ended August 31, 2007

	Aggregate Compensation From SSgA Funds	Pension Or Retirement Benefits Accrued As Part Of SSgA Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Funds And Fund Complex Paid To Trustees
Interested Trustee
Peter G. Leahy	$0	$0	$0	$0
Independent Trustees
Lynn L. Anderson, Chairman of the Board	$160,226	$0	$0	$160,226
William L. Marshall	$161,442	$0	$0	$161,442
Steven J. Mastrovich	$147,662	$0	$0	$147,662
Patrick J. Riley*	$152,782	$0	$0	$152,782
Richard D. Shirk	$148,111	$0	$0	$148,111
Bruce D. Taber	$154,155	$0	$0	$154,155
Henry W. Todd	$155,381	$0	$0	$155,381

*                 The total amount of deferred compensation payable to Patrick J. Riley was $152,782 for the fiscal year ended August 31, 2007.

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EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2006

Trustee	Dollar Range Of Equity Securities In Each Fund		Aggregate Dollar Range Of Equity Securities In All Registered Investment Companies Overseen By Trustees In Family of Investment Companies
Lynn L. Anderson	Disciplined Equity Fund	$10,001-$50,000	$50,001-$100,000
	Small Cap Fund	$10,001-$50,000

Peter G. Leahy	Emerging Markets Fund	Over $100,000	Over $100,000

William L. Marshall	Core Opportunities Fund	$10,001-$50,000	Over $100,000
	Disciplined Equity Fund	$10,001-$50,000
	Aggressive Equity Fund	$10,001-$50,000
	Emerging Markets Fund	$10,001-$50,000

Steven J. Mastrovich	None	$0	$0

Patrick J. Riley	Aggressive Equity Fund	$10,001-$50,000	Over $100,000
	International Stock Selection Fund	$50,001-$100,000
	Emerging Markets Fund	$50,001-$100,000
	Core Opportunities Fund	Over $100,000
	Small Cap Fund	Over $100,000
	Disciplined Equity Fund	Over $100,000

Richard D. Shirk	Core Opportunities Fund	$10,001-$50,000	Over $100,000
	Small Cap Fund	$10,001-$50,000

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	Emerging Markets Fund	$10,001-$50,000
	High Yield Bond Fund	$50,001-$100,000
	Tax Free Money Market Fund	$10,001-$50,000
	US Government Money Market Fund	$10,001-$50,000

Bruce D. Taber	Bond Market Fund	$10,001-$50,000	Over $100,000
	Disciplined Equity Fund	$10,001-$50,000
	Small Cap Fund	$10,001-$50,000
	Emerging Markets Fund	$10,001-$50,000
	Life Solutions Income and Growth Fund	$10,001-$50,000

Henry W. Todd	None	$0	$0

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TRUSTEES AND OFFICERS OF THE MASTER FUNDS

The trustees of the State Street Master Funds (the Master Funds) are responsible for generally overseeing the Master Funds’ business. The following table provides biographical information with respect to each trustee and officer of the Master Funds.  As of September 2007, none of the trustees was considered an “interested person” of the Master Funds, as defined in the 1940 Act.

Independent Trustees of the Master Funds

Name, Address, and Age	Position(s) Held with Trust; Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Michael F. Holland Holland & Company, LLC 375 Park Avenue New York, NY 10152 Age: 63	Trustee and Chairman of the Board Term: Indefinite Elected: 7/99	Chairman, Holland & Company L.L.C. (investment adviser) (1995 - present).	22

Trustee, State Street Institutional Investment Trust; Director of the Holland Series Fund, Inc.; The Taiwan Fund, Inc., Scottish Widows Investment Partnership Trust, Reaves Utility Income Trust and The China Fund, Inc.

William L. Boyan State Street Master Funds P.O. Box 5049 Boston, MA 02206 Age: 70	Trustee Term: Indefinite Elected: 7/99	Trustee of Old Mutual South Africa Master Trust (investments) (1995 - present); Chairman emeritus, Children’s Hospital (1984 - present); Director, Boston Plan For Excellence (non-profit) (1994 - present); President and Chief Operations Officer, John Hancock Mutual Life Insurance Company (1959 - 1999). Mr. Boyan retired in 1999.	22	Trustee, State Street Institutional Investment Trust; and Trustee, Old Mutual South Africa Master Trust

Rina K. Spence 7 Acacia Street Cambridge, MA 02138 Age: 59	Trustee Term: Indefinite Elected: 7/99	President of SpenceCare International LLC (1998 - present); Member of the Advisory Board, Ingenium Corp. (technology company) (2001 - present); Chief Executive Officer, IEmily.com (internet company) (2000 - 2001); Chief Executive Officer of Consensus Pharmaceutical, Inc. (1998 - 1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994 - 1998); Trustee, Eastern Enterprise (utilities) (1988 - 2000).	22	Trustee, State Street Institutional Investment Trust; Director of Berkshire Life Insurance Company of America; and Director, IEmily.com

Douglas T. Williams State Street Master Funds P.O. Box 5049 Boston, MA 02206 Age: 67	Trustee Term: Indefinite Elected: 7/99	Executive Vice President of Chase Manhattan Bank (1987 - 1999). Mr. Williams retired in 1999.	22	Trustee, State Street Institutional Investment Trust

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Officers of the Master Funds

Name, Address, and Age	Position(s) Held with Trust; Term of Office and Length of Time Served	Principal Occupation During Past Five Years
James E. Ross SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 42	President Term: Indefinite Elected: 4/05

•      2005 to Present, President (2001 to 2005, Principal), SSgA Funds Management, Inc. (investment advisor);

•      March 2006 to Present, Senior Managing Director (2000 to 2006, Principal), State Street Global Advisors; and

•      President, Principal Executive Officer and Trustee, SPDR Series Trust and SPDR Index Shares Funds; Trustee, Select Sector SPDR Trust; President, Principal Executive Officer and Trustee, State Street Master Funds (registered investment companies).

Gary L. French State Street Bank and Trust Company 2 Avenue de Lafayette Boston, MA 02111 Age 56	Treasurer Term: Indefinite Elected: 5/05

•      Senior Vice President of State Street Bank and Trust Company (2002 – present);

•      Managing Director, Deutsche Bank (including its predecessor, Scudder Investments),

•      Fund Operations Unit (2001 – 2002); •President, UAM Fund Services (1995 – 2001).

Nancy L. Conlin State Street Bank and Trust Company 2 Avenue de Lafayette Boston, MA 02111 Age 54	Secretary Term: Indefinite Elected: 9/07

•      Vice President and Managing Counsel of State Street Bank and Trust Company (2007 - present);

•      General Counsel to Plymouth Rock Companies (2004-2007); and U.S. Chief Counsel to Sun Life Financial (2002-2004).

Julie Piatelli State Street Financial Center One Lincoln Street Boston, MA 02110 Age 40	Chief Compliance Officer Term: Indefinite Elected: 8/07	• 2004 to Present, Principal and Senior Compliance Officer, SSgA Funds Management, Inc.; Vice President, State Street Global Advisors; and • 1999 to 2004, Senior Manager, PricewaterhouseCoopers LLC.

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in shares of the SSgA Funds.  These accounts include accounts maintained for securities lending clients and accounts which permit the use of the Funds as short-term cash sweep investments.  Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares.  As of November 30, 2006, State Street held of record less than 25% of the issued and outstanding shares of the SSgA Funds (in the aggregate) in connection with its discretionary accounts, however, State Street may

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hold more than 25% of such shares in any one series of the Funds.  Consequently, State Street is not deemed to be a controlling person for purposes of the 1940 Act.

The Trustees and officers of Funds, as a group, own less than 1% of Investment Company’s voting securities.

As of November 30, 2007, the following shareholders owned of record 5% or more of the issued and outstanding shares of the Fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

•      MSCS Financial Services LLC, Mac & Co, Mutual Fund Ops—TC, P.O. Box 3198, 525 William Penn Place, Pittsburgh, PA  15230-3190—9.22%

INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the “Advisor”) serves as the SSgA Funds’ investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the “Advisory Agreement”).  The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company.  The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds’ Custodian; Boston Financial Data Services, the Transfer and Dividend Paying Agent; and State Street Global Markets, LLC, the Funds’ Distributor, are affiliated persons of the Advisor. The address of the Advisor is One Lincoln Street, Boston, MA  02111-2900.  State Street Corporation’s address is 225 Franklin Street, Boston, MA  02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the Fund and either a majority of all Trustees or a majority of the shareholders of the Fund approve its continuance.  The Agreement may be terminated by the Advisor or a Fund without penalty upon sixty days’ notice and will terminate automatically upon its assignment.

The Fund currently invests all of its assets in a related portfolio that has the same investment objectives and substantially the same investment policies as the Fund.  As long as the Fund remains completely invested in a portfolio (or any other investment company), the Advisor is not entitled to receive any investment advisory fee with respect to the Fund.  The Fund may withdraw its investment from the related portfolio at any time if the Investment Company’s Board of Trustees determines that it is in the best interests of the Fund and its shareholders to do so.  The Investment Company has retained the adviser as investment advisor to manage the Fund’s assets in the event that the Fund withdraws its investment from its related portfolio.

The Advisor is also the investment adviser to each of the related portfolios pursuant to an investment advisory agreement (the “Portfolio Advisory Agreement”) between the Advisor and State Street Master Funds, on behalf of the portfolios.  The Advisor receives an investment advisory fee with respect to each related portfolio.  The Portfolio Advisory Agreement is the same in all material respects as the Advisory Agreement between the Investment Company on behalf of the Fund and the Advisor.  The fund that invests in a related portfolio bears a proportionate part of the management fees paid by the portfolio (based on the percentage of the portfolio’s assets attributable to the fFund).

PORTFOLIO MANAGERS

Other Accounts Managed. A portfolio manager may be subject to potential conflicts of interest because he or she is responsible for multiple accounts. Potential conflicts may arise out of: (a) the portfolio manager’s execution of different investment strategies for various accounts; or (b) the allocation of investment opportunities among the portfolio manager’s accounts with the same strategy.

A potential conflict of interest may arise as a result of the portfolio managers’ responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while one of the funds managed by the same portfolio manager maintained its position in that security.

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A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees — the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that seek to purchase or dispose of the same securities. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts.  For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources.  Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

The Adviser manages each Fund using a team of investment professionals.  The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for each Fund and assets under management in those accounts. The total number of accounts and assets have been allocated to each respective manager.  Therefore, some accounts and assets have been counted twice.

Other Accounts Managed as of August 31, 2007

Portfolio Managers	Number of Registered Investment Companies	Assets Under Management (in billions)	Number of Pooled Investment Vehicles	Assets Under Management (in billions)	Other Types of Accounts	Assets Under Management (in billions)	Asset Total (in billions)
Karl Schneider, John Tucker	63 funds	$31.3	515 funds	$221.3	556 accounts	$197.9	$450.6

Ownership of Securities. As of August 31, 2007, the portfolio managers do not beneficially own any shares of the Fund.

Compensation. The compensation of the Advisor’s investment professionals is based on a number of factors. The first factor considered is external market. Through a compensation survey process, the Advisor seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and other incentives.  The second factor taken into consideration is the size of the pool available for compensation.  SSgA Funds Management, Inc. is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool.  Once determined, this pool is then allocated to the various locations and departments of the Advisor and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group.  The pool is then allocated on a discretionary basis to individual employees based on their individual performance.  There is no fixed formula for determining these amounts, nor is anyone’s compensation directly tied to the investment performance or asset value of a product or strategy.  The same process is followed in determining incentive equity allocations.

ADMINISTRATOR

Beginning January 1, 2008, Russell Fund Services Company (“RFSC” or the “Administrator”) will serve as the SSgA Funds’ administrator, pursuant to an Administration Agreement dated January 1, 2008 (the “Administration Agreement”).  RFSC is a wholly owned subsidiary of Russell Investment Management Company (“RIMCo”). Until January 1, 2008, RIMCo, a wholly owned subsidiary of Russell Investment Group, served as the SSgA Funds’ administrator pursuant to an Administration Agreement dated April 12, 1988.  RIMCo will transfer its rights and duties under the Administration Agreement and benefits from the Administration Agreement to RFSC.  Other than the change of parties, all other terms of the Administrative Agreement will remain the same. The Administrator’s mailing address is 909 A Street, Tacoma, WA  98402.

Russell Investment Group is part of Russell Investments which, through its subsidiaries, provides comprehensive money manager evaluation services to institutional clients, including RIMCo. Russell Investments provides other services to large pools of investment assets, including:  (1) investment management services for Russell subsidiary-sponsored funds; and (2) transition management and

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portfolio implementation services. Russell Investments is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company. Founded in 1857, Northwestern Mutual is a mutual insurance company organized under the laws of Wisconsin. Northwestern Mutual, its subsidiaries and affiliates offer insurance and investment products and advisory services that address client needs for financial protection, capital accumulation, and estate preservation and distribution. Products and services for the personal, business, estate and pension markets include permanent and term life insurance, disability income insurance, long-term care insurance, annuities, trust services and mutual funds.

Pursuant to the Administration Agreement with the SSgA Funds, the Administrator will:  (1) supervise all aspects of the Funds’ operations; (2)  provide the Funds with administrative and clerical services, including the maintenance of certain of the Funds’ books and records; (3) arrange the periodic updating of the Funds’ Prospectuses and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the Securities and Exchange Commission; and (5) provide the Fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each Fund multiplied by the following percentages:

Money Market Portfolios

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US Equity Portfolios

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US Fixed Income Portfolios

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

International Portfolios

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

Feeder Portfolios(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if a Fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular Fund is equal to the percentage of average aggregate daily net assets that are attributable to that Fund.  The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance.  The Agreement may be terminated by the Administrator or any Fund without penalty upon sixty days’ notice and will terminate automatically upon its assignment.

The Fund accrued the following expenses to the Administrator during the last three fiscal years ended August 31:

2007	2006	2005
$467,737	$415,215	$400,322

CUSTODIAN

State Street Bank and Trust Company (State Street) serves as the Custodian for the Investment Company.  State Street is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street also provides the basic portfolio

(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable Fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by Fund type, should the Fund cease operating as a Feeder Portfolio.

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recordkeeping required by the Investment Company for regulatory and financial reporting purposes.  For these services, State Street is paid an annual fee in accordance with the following:

•      Fund Accounting. A fee payable monthly on a pro rata basis, based on month-end net assets of each Fund:  First $20 billion—1.00 basis point (b.p.); next $10 billion—0.75 b.p.; over $30 billion—0.50 b.p. (domestic accounting); First $1 billion—3.50 b.p.; over $1 billion—2.00 b.p. (international accounting);

•      Custody. A fee payable monthly on a pro rata basis, based on the following percentages of month-end net assets (excluding short term sweep investments into other than the SSgA Funds money market portfolios:  First $20 billion—0.40 b.p.; over $20 billion—0.20 b.p.

•      Portfolio Trading (per domestic transaction). Charges range from $5 to $75 depending on the type of transaction.

•      Global Custody. A fee payable monthly on a pro rata basis, based on a certain percentage of month-end net assets, ranging from 6 b.p. to 40 b.p., depending on the country in which securities are held.

•      Pricing. Monthly quote charge, based on month-end positions: annual base pricing charge, per Fund, $4,500.  Charges range from $4 to $16, depending on the type of security. Fair value pricing (per Fund annually): ITG pricing—$10,000; State Street pricing—$4,000;Yields.  $4,200 per Fund annually;

•      On-Line Access Charge.  $960 per Fund annually

•      Multiple Classes of Shares. $18,000 per class annually;

•      Fund of Funds.  Accounting fee, daily priced—$9,000 per Fund of Fund annually; Each additional class—$9,000 per class annually; Transactions—$5 each.

•      Feeder Funds. $15,000 per feeder annually;

•      Earnings Credit. A balance credit is applied against the above fees (excluding out-of-pocket expenses).  The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

•      Special Services. Wash sales system and —$3,000 per Fund annually; ITELS—$3,000 per Fund annually; Qualified dividend income reporting—$500 per Fund; Chief Compliance Officer reporting fees—$600 per Fund annually; and

•      Out of Pocket Expenses at Cost. Include but are not limited to:  annual maintenance fee of $3,000, telephone and other communication lease line charges; SWIFT trade charges, SAS 70 and SAS 99 charges agreed upon procedures review, wire charges of $5, postage and insurance, courier fees, duplicating, legal fees, supplies relating to Funds records, sub-custodian charges, audit letter, stamp duties, proxy fees and archive/document storage costs.

The Custodian’s address is 200 Newport Avenue, Josiah Quincy Building JQ5S, North Quincy, MA  02171.

TRANSFER AND DIVIDEND PAYING AGENT

Boston Financial Data Services, Inc. (BFDS) serves as the Transfer and Dividend Paying Agent. BFDS is a joint venture of State Street Corporation and DST Systems, Inc. BFDS is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 Fund minimum (26 to 35 CUSIPs) or $12,000 Fund minimum (over 35 CUSIPs).  BFDS is also paid the following activity based fees:  $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company.  Portfolio fees are allocated to each Fund based on the average net asset value of each Fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. BFDS is reimbursed by the Fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the Fund. BFDS’s principal business address is 2 Heritage Drive, North Quincy, MA  02171.

DISTRIBUTOR

State Street Global Markets, LLC (the “Distributor”) serves as the distributor of Fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended (the “Distribution Agreement”).  The Distribution Agreement shall continue in effect for each Fund

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for two years following its effective date with respect to the Fund; and thereafter only so long as its continuance is specifically approved at least annually by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval, or by vote of a majority of the outstanding voting securities of the Fund. The Distributor offers the shares of each Fund on an agency or “best efforts” basis under which the SSgA Funds shall only issue such shares as are actually sold. The Distributor is a wholly owned subsidiary of State Street Corporation. The Distributor’s mailing address is State Street Financial Center, One Lincoln Street, Boston, MA  02111-2900.

The Fund accrued the following expenses to the Distributor during the fiscal years ended August 31:

2007	2006	2005
$749,579	$702,406	$552,864

For the fiscal year ended August 31, 2007 these amounts are reflective of the following individual payments:

Advertising	$92,416
Printing	$41,984
Compensation to Dealers	$321,534
Compensation to Sales Personnel	$279,022
Other*	$14,623

* Includes such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and SSgA Funds have each adopted a code of ethics (the SSgA Funds’ code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the Funds’ service providers and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the SSgA Funds. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions.  Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the SSgA Funds’ service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

Distribution Plan.  Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a Fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a Fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule.  Accordingly, each Fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees’ consideration of whether to adopt the distribution plan, the Distributor, as the Funds’ principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the Funds by enabling the Funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a Fund would have.  Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the “Plan”), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a Fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services.  The Plan does not provide for a Fund to be charged for interest, carrying or any other

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financing charges on any distribution expenses carried forward to subsequent years.  A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review.  The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the Fund may pay.  The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither “interested persons” (as defined in the 1940 Act) of the Fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

Distribution and Shareholder Servicing.  Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of Fund shares including:  (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and (4) expenses incurred in connection with the promotion and sale of Fund shares, including Distributor’s overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) (“Intermediaries”), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.  Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers’ account balances and integrating such statements with those of other transactions and balances in the customers’ other accounts serviced by the Intermediaries; arranging for bank wires transferring customers’ funds; and such other services as the customers may request in connection with the Fund, to the extent permitted by applicable statute, rule or regulation.  Intermediaries may receive, from the Fund and/or the Distributor, payment that shall not exceed .20% per annum of the average daily net asset value of the Fund’s shares owned by or for shareholders with whom the Service Organization has a servicing relationship.  Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC.  The purpose of the Service Agreements is to obtain shareholder services for Fund shares owned by clients of each of these entities.  In return for these services, the Investment Company pays each of the entities a fee.  Intermediaries that are affiliated with State Street receive from the Fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the Fund’s shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of Fund shares, are not permitted by the Plan to exceed .25% of a Fund’s average net asset value per year.  Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.  The Fund’s liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred.  Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the Fund.  Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the Fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 11 Intermediaries.  Intermediaries are paid a basis point percentage of average daily value of all shares of each Fund owned by customers of the Intermediary.  From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) ordinary and usual gratuities, tickets and other business entertainment; and/or (ii) sponsorship of regional or national events of Intermediaries.

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Under the Plan, the SSgA Funds and/or the Distributor may also enter into agreements (Service Agreements) with financial institutions, which may include the Advisor (collectively, Service Organizations), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations.

The Fund accrued the following expenses to State Street, under a Service Agreement pursuant to Rule 12b-1, during the last three fiscal years ended August 31:

2007	2006	2005
$538,022	$479,215	$492,597

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts.  The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA  02116.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Joseph P. Barri LLC, 259 Robbins Street, Milton, MA  02186, provides legal services to the Independent Trustees.

BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the SSgA Funds by the Advisor.  Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services.  Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the Funds pay a spread which is included in the cost of the security, and is the difference between the dealer’s cost and the cost to the Funds.  When a Fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade.  Securities may be purchased from underwriters at prices that include underwriting fees.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances).  The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to:  liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur.  The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds’ assets for, or participate in, third party soft-dollar arrangements, although the Advisor may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services.  The Advisor does not “pay up” for the value of any such proprietary research. The Advisor may aggregate trades with clients of State Street Global Advisors, whose commission dollars are used to generate soft dollar credits.  Although the Advisor’s clients’ commissions are not used for third party soft dollars, the clients may benefit from the soft dollar products/services received by State Street Global Advisors.

Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the SSgA Funds’ procedures adopted in accordance with Rule 17e-1 of the 1940 Act.  The SSgA Funds have adopted procedures pursuant to Rule 12b-1(h) of the 1940 Act that are reasonably designed to prevent the Advisor from directing brokerage in consideration of distribution of Funds shares.

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With respect to brokerage commissions, if commissions are generated by a Fund, the Board reviews, at least annually, the commissions paid by a Fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a Fund.

PRICING OF FUND SHARES

The SSgA Funds are offered without a sales commission by the Distributor to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity.  The Funds described in this Statement determine the price per share once each business day (unless otherwise noted) at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time).  A business day is one on which the New York Stock Exchange is open for regular trading.  Pricing does not occur on non-business days.  Currently, the New York Stock Exchange is open for trading every weekday except New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  The New York Stock Exchange may close early on Christmas Eve and New Year’s Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of Fund shares when the shareholder is not able to purchase or redeem Fund shares.  Further, because foreign securities markets may close prior to the time the Fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the Fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value.  If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value.  If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with the Funds’ Securities Valuation Procedures.  This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded.  United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price.  Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange or over the counter are valued on the basis of the last sale price.  In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities.  Some international securities trade on days that the Fund is not open for business.  As a result, the net asset value of Fund shares may fluctuate on days when Fund shareholders may not buy or sell Fund shares.

The Funds value securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value.  This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates.  While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on Fund shares computed by dividing the annualized daily income on the Fund’s portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates.  In periods of rising interest rates, the daily yield on Fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The SSgA Funds received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a Fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

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TAXES

The tax discussion in this document is only a summary of certain United States federal income tax issues generally affecting the Funds and their shareholders.  The following assumes any Fund shares will be capital assets in the hands of a shareholder.  Circumstances among investors may vary, so you are encouraged to discuss investment in the SSgA Funds with your tax advisor. Each portfolio of the SSgA Funds intends to qualify each year as a “regulated investment company” (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  As a RIC, each Fund is generally not subject to federal income taxes to the extent it distributes its net investment income and net capital gain  (long-term capital gains in excess of short-term capital losses) to shareholders.  The Board intends to distribute each year substantially all of the SSgA Funds’ net investment income and net capital gain.  It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice. If a Fund fails to qualify as a RIC for any taxable year, it will be subject to tax as a “C” corporation and may be limited in its ability to qualify as a RIC in the future.

Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of:  (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from the preceding calendar year.  For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such months will be deemed to have been received on December 31 of such year if the dividends are paid by the Fund subsequent to December 31 but prior to February 1 of the following year.

Any capital loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gain dividends received with respect to such shares.

Foreign shareholders should consult their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

Issues Related to Hedging and Option Investments.  A Fund’s ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the Fund’s income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss.  Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

At August 31, 2007, the Fund had net tax basis capital loss carryovers in the following amounts, which may be applied against any realized net taxable gains in each succeeding year or until the respective expiration dates as indicated below, whichever occurs first:

Carryover Amount	Expiration Date
$35,962,658	8/31/2010
$89,179,793	8/31/2011
$20,170,152	8/31/2012
$9,160,101	8/31/2013
$10,082,013	8/31/2014

CALCULATION OF PERFORMANCE DATA

The SSgA Funds compute average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission.  Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a Fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

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P(1+T)[n] = ERV

where:	P =	a hypothetical initial payment of $1,000
	T =	average annual total return
	n =	number of years
	ERV =	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the Fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

P(1+T)[n] = ATVD

where:	P =	a hypothetical initial payment of $1,000
	T =	average annual total return (after taxes on distributions)
	n =	number of years
	ATVD =	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on Fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the Fund, less taxes due on such distributions, are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

Average Annual Total Return

One Year Ended August 31, 2007	Five Years Ended August 31, 2007	Ten Years Ended August 31, 2007
15.07%	11.83%	6.58%

ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

The SSgA Funds will not hold an annual meeting of shareholders.  Special meetings may be convened:  (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board’s failure to honor the shareholders’ request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

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CAPITALIZATION AND VOTING

Each Fund share has one vote.  There are no cumulative voting rights.  There is no annual meeting of shareholders, but special meetings may be held.  On any matter that affects only a particular investment Fund, only shareholders of that Fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The Fund share represents an equal proportionate interest in the Fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the Fund as may be declared by the Board of Trustees.  Fund shares are fully paid and nonassessable by the SSgA Funds and have no preemptive rights.

The SSgA Funds do not issue share certificates.  Instead, the Transfer Agent sends monthly statements to shareholders of the Fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts.  Each statement also sets forth the balance of shares held in the account.

The SSgA Funds are authorized to divide shares of any Fund into two or more classes of shares.  The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase Fund provisions and conditions under which any Fund may have separate voting rights or no voting rights.  Each class of shares is entitled to the same rights and privileges as all other classes of the Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund’s portfolio securities.  The SSgA Funds includes the Institutional Class (the original class of shares), and two additional classes of shares:  Class R (SSgA Bond Market, Core Opportunities, Small Cap, Aggressive Equity, International Stock Selection and Life Solutions Income and Growth, Life Solutions Balanced and Life Solutions Growth Funds) and Select Class (SSgA Emerging Markets Fund).

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA Funds shares are not endorsed or guaranteed by State Street or its affiliates, are not deposits or obligations of State Street or its affiliates, and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the Fund.  If the Advisor were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services.  In such event, changes in the operation of the Fund may occur.  It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor.  The Advisor’s proxy voting policy is attached to this Statement.  You may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (1) without charge, upon request, by calling 1-800-997-7327; (2) on the Funds’ website at www.ssgafunds.com; and (3) on the US Securities and Exchange Commission’s website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

Each individual Fund of the SSgA Funds is a series of a “Massachusetts business trust.” A copy of the SSgA Funds’ First Amended and Restated Master Trust Agreement (the “Declaration of Trust”) is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the SSgA Funds are designed to make the SSgA Funds similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust provides that the shareholders are not subject to any personal liability for the acts or obligations of the SSgA Funds and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the SSgA Funds contains a provision to the effect that the shareholders are not personally liable.

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No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (1) tort claims, (2) contract claims where the provision referred to is omitted from the undertaking, (3) claims for taxes, and (4) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the SSgA Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the SSgA Funds. The Trustees intend to conduct the operations of the SSgA Funds in a way as to avoid, as far as possible, ultimate liability of the shareholders.

The Declaration of Trust further provides that the name of the SSgA Funds refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the SSgA Funds, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the SSgA Funds for any satisfaction of claims arising in connection with the affairs of the SSgA Funds. With the exceptions stated, the Trust’s Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the SSgA Funds.

The SSgA Funds shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

FINANCIAL STATEMENTS

Each Fund’s financial statements for the fiscal year ended August 31, 2007, appearing in the Funds’ 2007Annual Report to Shareholders, and the reports thereon of Deloitte & Touche LLP, an independent registered public accounting firm, also appearing therein, are incorporated by reference in this Statement of Additional Information.  For a more complete discussion of each Fund’s performance, please see the Funds’ Annual Reports to Shareholders, which may be obtained without charge by calling 1-800-647-7327 or through the Funds’ website at www.ssgafunds.com.

DESCRIPTION OF SECURITIES RATINGS

Moody’s Investors Service, Inc. (“Moody’s”)

Long-Term Debt Ratings.

•                  Aaa — Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

•                  Aa — Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

•                  A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

•                  Baa — Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

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Long-Term Corporation and Tax-Exempt Debt Ratings. The two highest ratings of Moody’s for tax-exempt and corporate bonds are Aaa and Aa.  Tax-exempt and corporate bonds rated Aaa are judged to be of the “best quality.”  The rating of Aa is assigned to bonds which are of “high quality by all standards.”  Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger.  Moody’s may modify a rating of Aa by adding numerical modifiers of 1, 2 or 3 to show relative standing within the Aa category.  The foregoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a “con” indicating the bonds are rated conditionally.  Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition.  In addition, Moody’s has advised that the short-term credit risk of a long-term instrument sometimes carries a MIG rating or one of the commercial paper ratings described below.

Short-Term Corporate, Commercial Paper and Tax-Exempt Debt Ratings. Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations.  These obligations have an original maturity not exceeding one year, unless explicitly noted.  Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

•                  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•                  Leading market positions in well-established industries.

•                  High rates of return on funds employed.

•                  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•                  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•                  Well-established access to a range of financial markets and assured sources of alternate liquidity.

•                  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternative liquidity is maintained.

•                  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

•                  Issuers rated Not Prime do not fall within any of the Prime rating categories.

Tax-Exempt Note Ratings. Moody’s ratings for state and municipal notes and other short-term obligations are designated Moody’s Investment Grade (“MIG”).  MIG-1/VMIG-1 denotes best quality.  There is present strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.  MIG-2/VMIG-2 denotes high quality, with margins of protection ample although not as large as in the MIG-1/VMIG-1 group.

Standard & Poor’s Corporation (“S&P”)

Long-Term Debt Ratings.  The ratings are based, in varying degrees, on the following considerations:  (1) The likelihood of default — capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

•                  AAA — Debt rated AAA has the highest rating assigned by S&P.  Capacity to pay interest and repay principal is extremely strong.

•                  AA — Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

•                  A — Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

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•                  BBB — Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-):  The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short-Term Corporate, Commercial Paper and Tax-Exempt Debt Ratings. The two highest ratings of S&P for tax-exempt and corporate bonds are AAA and AA.  Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal.  Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree.  The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.  The foregoing ratings are sometimes followed by a “p” indicating that the rating is provisional.  A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project.  This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market.  Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest.  These categories are as follows:

•                  A-1 — This highest category indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

•                  A-2 — Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated A-1.

Tax-Exempt Notes Ratings. An S&P rating of SP-1 indicates very strong or strong capacity to pay principal and interest.  Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.  Notes rated SP-2 are issued by issuers that exhibit satisfactory capacity to pay principal and interest.

Fitch’s Investors Service, Inc. (“Fitch”)

Long-Term Corporate and Tax-Exempt Debt Ratings. The two highest ratings of Fitch for tax-exempt and corporate bonds are AAA and AA.  AAA bonds are considered to be investment grade and of the highest credit quality.  The obligor is judged to have an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.  AA bonds are considered to be investment grade and of very high credit quality.  The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.  Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.  Plus (+) and minus (-) signs are used with the AA rating symbol to indicate relative standing within the rating category.

Short-Term Corporate, Commercial Paper, and Tax-Exempt Debt Ratings. Fitch’s short-term ratings apply to tax-exempt and corporate debt obligations that are payable on demand or have original maturities of up to three years.  The highest rating of Fitch for short-term securities encompasses both the F-1+ and F-1 ratings.  F-1+ securities possess exceptionally strong credit quality.  Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.  F-1 securities possess very strong credit quality.  Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.  F-2 securities possess good credit quality and have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.Commercial paper rated by Fitch reflects Fitch’s current appraisal of the degree of assurance of timely payment of such debt.  An appraisal results in the rating of an issuer’s paper as F-1, F-2, F-3, or F-4.

•                  F-1 — This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

•                  F-2 — Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

Duff & Phelps Credit Rating Co. (“D&P”)

Long-Term Corporate and Tax-Exempt Debt Ratings. The two highest ratings of D&P for tax-exempt and corporate fixed-income securities are AAA and AA.  Securities rated AAA are of the highest credit quality.  The risk factors are considered to be negligible, being only slightly more than for risk-free US Treasury debt.  Securities rated AA are of high credit quality.  Protection factors are

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strong.  Risk is modest but may vary slightly from time to time because of economic conditions.  The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.

Short-Term Corporate, Commercial Paper and Tax-Exempt Debt Ratings. The highest rating of D&P for commercial paper is Duff 1.  D&P employs three designations, Duff 1 plus, Duff 1 and Duff 1 minus, within the highest rating category.  Duff 1 plus indicates highest certainty of timely payment.  Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is judged to be outstanding, and safety is just below risk-free US Treasury short-term obligations.  Duff 1 indicates very high certainty of timely payment.  Liquidity factors are excellent and supported by strong fundamental protection factors.  Risk factors are considered to be minor.  Duff 1 minus indicates high certainty of timely payment.  Liquidity factors are strong and supported by good fundamental protection factors.  Risk factors are very small.  Duff 2 indicates good certainty of timely payment.  Liquidity factors and company fundamentals are sound.  Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good.  Risk factors are small.

IBCA Limited and IBCA Inc. (“IBCA”)

Long-Term Corporation and Tax-Exempt Debt Ratings. The two highest ratings of IBCA for corporate bonds are AAA and AA.  Obligations rated AAA by IBCA have the lowest expectation of investment risk.  Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.  Obligations for which there is a very low expectation of investment risk are rated AA.  IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within a major rating category.  IBCA does not rate tax-exempt bonds.

Short-Term Corporate and Tax-Exempt Debt Ratings. IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal banking subsidiaries.  The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment.  Those obligations rated A1+ are supported by the highest capacity for timely repayment.  The designation A-2 by IBCA indicates that the obligation is supported by a satisfactory capacity for timely payment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Thompson BankWatch (“Thompson”)

Long-Term Corporation and Tax-Exempt Debt Ratings. The two highest ratings of Thomson for corporate bonds are AAA and AA.  Bonds rated AAA are of the highest credit quality.  The ability of the obligor to repay principal and interest on a timely basis is considered to be very high.  Bonds rated AA indicate a superior ability on the part of the obligor to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.  These ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.  Thomson does not rate tax-exempt bonds.

Short-Term Corporate and Tax-Exempt Debt Ratings. Thomson’s short-term paper ratings assess the likelihood of an untimely payment of principal or interest of debt having a maturity of one year or less which is issued by banks and financial institutions.  The designation TBW-1 represents the highest short-term rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.  The designation TBW-2 represents the second highest short-term rating category and indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

PROXY VOTING POLICY

Introduction

SSgA Funds Management, Inc. (“FM”) seeks to vote proxies for which it has discretionary authority in the best interests of its clients.  This entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio’s holdings with respect to proposals that are reasonably anticipated to have an impact on the current or potential value of a security.  Absent unusual circumstances or specific client instructions, we vote proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies.  FM takes the view that voting in a manner consistent with maximizing the value of our clients’ holdings will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (“SSgA”) Investment Committee.  The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in

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accordance with this policy to the FM Proxy Review Committee, a subcommittee of the SSgA Investment Committee.  FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

1)              describes its proxy voting procedures to its clients in Part II of its Form ADV;

2)              provides the client with this written proxy policy, upon request;

3)              discloses to its clients how they may obtain information on how FM voted the client’s proxies;

4)              matches proxies received with holdings as of record date;

5)              reconciles holdings as of record date and rectifies any discrepancies;

6)              generally applies its proxy voting policy consistently and keeps records of votes for each client;

7)              documents the reason(s) for voting for all non-routine items; and

8)              keeps records of such proxy voting available for inspection by the client or governmental agencies.

Process

The FM Manager of Corporate Governance is responsible for monitoring proxy voting on behalf of our clients and executing the day to day implementation of this Proxy Voting Policy. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee.

In order to facilitate our proxy voting process, FM retains Institutional Shareholder Services (“ISS”), a firm with expertise in the proxy voting and corporate governance fields.  ISS assists in the proxy voting process, including acting as our voting agent (i.e. actually processing the proxies), advising us as to current and emerging governance issues that we may wish to address, interpreting this policy and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments.  This Policy does not address all issues as to which we may receive proxies nor does it seek to describe in detail all factors that we may consider relevant to any particular proposal.  To assist ISS in interpreting and applying this Policy, we meet with ISS at least annually, provide written guidance on certain topics generally on an annual basis and communicate more regularly as necessary to discuss how specific issues should be addressed.  This guidance permits ISS to apply this Policy without consulting us as to each proxy but in a manner that is consistent with our investment view and not their own governance opinions.  If an issue raised by a proxy is not addressed by this Policy or our prior guidance to ISS, ISS refers the proxy to us for direction on voting.  On issues that we do not believe affect the economic value of our portfolio holdings or are considered by us to be routine matters as to which we have not provided specific guidance, we have agreed with ISS to act as our voting agent in voting such proxies in accordance with its own recommendations which, to the extent possible, take into account this Policy and FM’s general positions on similar matters.  The Manager of Corporate Governance is responsible, working with ISS, for submitting proxies in a timely manner and in accordance with our policy.  The Manager of Corporate Governance works with ISS to establish and update detailed procedures to implement this policy.

From time to time, proxy votes will be solicited which fall into one of the following categories:

(i)                                     proxies which involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); or

(ii)                                  proxies which are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

These proxies are identified through a number of methods, including but not limited to notification from ISS, concerns of clients, review by internal proxy specialists, and questions from consultants.  The role of third parties in identifying special circumstances does not mean that we will depart from our guidelines; these third parties are all treated as information sources.  If they raise issues that we determine to be prudent before voting a particular proxy or departing from our prior guidance to ISS, we will weigh the issue along with other relevant factors before making an informed decision.  In all cases, we vote proxies as to which we have voting discretion in a manner that we determine to be in the best interest of our clients.  As stated above, if the proposal has a quantifiable effect on shareholder value, we seek to maximize the value of a portfolio’s holdings.  With respect to matters that are not so

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quantifiable, we exercise greater judgment but still seek to maximize long-term value by promoting sound governance policies.  The goal of the Proxy Voting Committee is to make the most informed decision possible.

In instances of special circumstances or issues not directly addressed by our policies or guidance to ISS, the FM Manager of Corporate Governance will refer the item to the Chairman of the Investment Committee for a determination of the proxy vote.  The first determination is whether there is a material conflict of interest between the interests of our client and those of FM or its affiliates (as explained in greater detail below under “Potential Conflicts”).  If the Manager of Corporate Governance and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under “Potential Conflicts” is followed.  If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients.  At this point, the Chairman of the Investment Committee makes a voting decision in our clients’ best interest.  However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy item to the Proxy Review Committee and/or to the entire Investment Committee for a final decision on voting the proxy.  The Investment Committee will use the same rationale for determining the appropriate vote.

FM reviews proxies of non-US issuers in the context of these guidelines.  However, FM also endeavors to show sensitivity to local market practices when voting these proxies, which may lead to different votes. For example, in certain foreign markets, items are put to vote which have little or no effect on shareholder value, but which are routinely voted on in those jurisdictions; in the absence of material effect on our clients, we will follow market practice.  FM votes in all markets where it is feasible to do so.  Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction.  In such a case, FM will be unable to vote such a proxy.

Voting

For most issues and in most circumstances, we abide by the following general guidelines.  However, it is important to remember that these are simply guidelines.  As discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

I.                                         Generally, FM votes for the following ballot items:

Board of Directors

•                  Elections of directors who (i) we determine to be adequately independent of management and (ii) do not simultaneously serve on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer).  Factors that we consider in evaluating independence include whether the nominee is an employee of or related to an employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, or whether the nominee receives non-board related compensation from the issuer

•                  Directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry.  In making such a determination, we review whether the compensation is overly dilutive to existing shareholders.

•                  Proposals to limit directors’ liability and/or expand indemnification of directors, provided that a director shall only be eligible for indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office

•                  Discharge of board members’ duties*, in the absence of pending litigation, governmental investigation, charges of fraud or other indicia of significant concern

•                  The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board’s key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues.

* Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

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•                  Mandates requiring a majority of independent directors on the Board of Directors

•                  Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

•                  Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

•                  Elimination of cumulative voting

•                  Establishment of confidential voting

Auditors

•                  Approval of auditors, unless the fees paid to auditors are excessive; auditors’ fees will be deemed excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditors

•                  Auditors’ compensation, provided the issuer has properly disclosed audit and non-audit fees relative to market practice and that non-audit fees for the prior year constituted no more than 50% of the total fees paid to the auditors

•                  Discharge of auditors*

•                  Approval of financial statements, auditor reports and allocation of income

•                  Requirements that auditors attend the annual meeting of shareholders

•                  Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

•                  Establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

Capitalization

•                  Dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend which constitutes 30% or more of net income

•                  Authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase

•                  Capitalization changes which eliminate other classes of stock and/or unequal voting rights

•                  Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50%  of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies.

•                  Elimination of pre-emptive rights for share issuance of less than a certain  percentage (country specific - ranging from 5% to 20%) of the outstanding shares, unless even such small amount could have a material dilutive effect on existing shareholders (e.g. in illiquid markets)

* Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

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Anti-Takeover Measures

•                  Elimination of shareholder rights plans (“poison pill”)

•                  Amendment to a shareholder rights plans (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced)

•                  Adoption or renewal of a non-US issuer’s shareholder rights plans (“poison pill”) if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

•                  Reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such reduction or elimination

•                  Mandates requiring shareholder approval of a shareholder rights plans (“poison pill”)

•                  Repeals of various anti-takeover related provisions

Executive Compensation/Equity Compensation

•                  Stock purchase plans with an exercise price of not less that 85% of fair market value

•                  Stock option plans which are incentive based and not excessively dilutive.  In order to assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares, and the issued but unexercised shares by fully diluted share count.  We review that number in light of certain factors, including the industry of the issuer, in order to make our determination as to whether the dilution is excessive.

•                  Other stock-based plans which are not excessively dilutive, using the same process set forth in the preceding bullet

•                  Expansions to reporting of financial or compensation-related information, within reason

•                  Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

Routine Business Items

•                  General updating of or corrective amendments to charter not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

•                  Change in Corporation Name

•                  Mandates that amendments to bylaws or charters have shareholder approval

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Other

•                  Adoption of anti-“greenmail” provisions, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders

•                  Repeals or prohibitions of “greenmail” provisions

•                  “Opting-out” of business combination provision

II. Generally, FM votes against the following items:

Board of Directors

•                  Establishment of classified boards of directors, unless 80% of the board is independent

•                  Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, or nominating committees

•                  Limits to tenure of directors

•                  Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

•                  Restoration of cumulative voting in the election of directors

•                  Removal of a director, unless we determine the director (i) is not adequately independent of management or (ii) simultaneously serves on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer).  Factors that we consider in evaluating independence include whether the director is an employee of or related to an employee of the issuer or its auditor, whether the director  provides professional services to the issuer, or whether the director receives non-board related compensation from the issuer Elimination of Shareholders’ Right to Call Special Meetings

•                  Proposals that relate to the “transaction of other business as properly comes before the meeting”, which extend “blank check” powers to those acting as proxy

•                  Approval of Directors who have failed to act on a shareholder proposal that has been approved by a majority of outstanding shares

•                  Directors at companies where prior non-cash compensation was improperly “backdated” or “springloaded” where one of the following scenarios exists:

•                  (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was not independent at the time, and (iii) the director seeking reelection served on the Compensation Committee at the time; or

•                  (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was independent at the time, and (iii) sufficient controls have not been implemented to avoid similar improper payments going forward; or

•                  (i) the Compensation Committee had knowledge of such backdating at the time, and (ii) the director seeking reelection served on the Compensation Committee at the time; or

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•                  (i) the Compensation Committee did not have knowledge of such backdating at the time, and (ii) sufficient controls have not been implemented to avoid similar improper payments going forward

Capitalization

•                  Capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders

•                  Capitalization changes that exceed 100% of the issuer’s current authorized capital unless management provides an appropriate rationale for such change

Anti-Takeover Measures

•                  Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

•                  Adjournment of Meeting to Solicit Additional Votes

•                  Shareholder rights plans that do not include a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

•                  Adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”)

Executive Compensation/Equity Compensation

•                  Excessive compensation (i.e. compensation plans which are deemed by FM to be overly dilutive)

•                  Retirement bonuses for non-executive directors and auditors

•                  Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

Routine Business Items

•                  Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

•                  Reincorporation in a location which has more stringent anti-takeover and related provisions

•                  Proposals asking the board to adopt any form of majority voting, unless the majority standard indicated is based on a majority of shares outstanding.

Other

•                  Requirements that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature

•                  Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

•                  Proposals which require inappropriate endorsements or corporate actions

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•                  Proposals asking companies to adopt full tenure holding periods for their executives

III.           FM evaluates Mergers and Acquisitions on a case-by-case basis.  Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders.  However, in all cases, FM uses its discretion in order to maximize shareholder value.  FM generally votes as follows:

•                  Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•                  Against offers when we believe that  reasonable prospects exist for an enhanced bid or other bidders

•                  Against offers where, at the time of voting, the current market price of the security exceeds the bid price

•                  For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

•                  For offers made at a premium where no other higher bidder exists

Protecting Shareholder Value

We at FM agree entirely with the United States Department of Labor’s position that “where proxy voting decisions may have an effect on the economic value of the plan’s underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock” (IB 94-2). Our proxy voting policy and procedures are designed with the intent that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.  However, we use each piece of information we receive — whether from clients, consultants, the media, the issuer, ISS or other sources — as one part of our analysis in seeking to carry out our duties as a fiduciary and act in the best interest of our clients.  We are not unduly influenced by the identity of any particular source, but use all the information to form our opinion as to the best outcome for our clients.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors “target” lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors.  Companies, so identified, receive an individual, systematic review by the  FM Manager of Corporate Governance and the Proxy Review Committee, as necessary.

As an active shareholder, FM’s role is to support corporate policies that serve the best interests of our clients. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company’s value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical shareholder.  We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate.  To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process —  especially the proxy voting process — as the most effective means by which to communicate our and our clients’ legitimate shareholder concerns.  Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Potential Conflicts

As discussed above under Process, from time to time, FM will review a proxy which may present a potential conflict of interest.  As a fiduciary to its clients, FM takes these potential conflicts very seriously  While FM’s only goal in addressing any such potential

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conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by FM’s potential conflict, there are a number of courses FM may take.  Although various relationships could be deemed to give rise to a conflict of interest, we have determined that two categories of relationships present a sufficiently serious concern to warrant an alternative process:  customers of FM or its affiliates which are among the top 100 clients of FM and its affiliates based upon revenue; and the 10 largest broker-dealers used by SSgA, based upon revenue (a “Material Relationship”).

When the matter falls clearly within the polices set forth above or the guidance previously provided by FM to ISS and the proxy is to be voted in accordance with that guidance, we do not believe that such decision represents a conflict of interest and no special procedures are warranted.

In circumstances where either (i) the matter does not fall clearly within the policies set forth above or the guidance previously provided to ISS, or (ii) FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Manager of Corporate Governance will compare the name of the issuer against a list of the top 100 revenue generating clients of State Street Corporation and its affiliates and a list of the top 10 broker-dealer relationships to determine if a Material Relationship exists.  (These lists are updated quarterly.)  If the issuer’s name appears on either list and the pre-determined policy is not being followed, FM will employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. However, in certain circumstances the Proxy Review Committee may determine that the use of a third party fiduciary is not necessary or appropriate, either because the matter involved does not involve a material issue or because the issue in question affects the underlying value of the portfolio position and it is appropriate for FM, notwithstanding the potential conflict of interest, to vote the security in a manner that it determines will maximize the value to its client.  In such situations, the Proxy Committee, or if a broader discussion is warranted, the SSgA Investment Committee, shall make a decision as to the voting of the proxy.  The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM’s clients, shall be formalized in writing as a part of the minutes to the Investment Committee.

Recordkeeping

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM’s office:

1)              FM’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2)              a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

3)              a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4)              a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

5)              a copy of each written request from a client, and response to the client, for information on how FM voted the client’s proxies.

Disclosure of Client Voting Information

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

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PART C:  OTHER INFORMATION

Item 23.                                       Exhibits

NAME OF EXHIBIT			INCORPORATED BY REFERENCE OR EXHIBIT NUMBER
a.	First Amended and Restated Master Trust Agreement dated October 13, 1993, as amended		Post-Effective Amendment #86 (12/20/04)
	1.	Amendment No. 22	Post-Effective Amendment #92 (10/17/05)
	2.	Amendment No. 23	Post-Effective Amendment #97 (08/15/07)
	3.	Amendment No. 24	Post-Effective Amendment #97 (08/15/07)
	4.	Amendment No. 25	Post-Effective Amendment #97 (08/15/07)

b.	Amended Bylaws		Post-Effective Amendment #95 (12/18/06)

c.	Instruments Defining Rights of Security Holders
	1.	Voting Rights Policy	Post-Effective Amendment #86 (12/20/04)

d.	Investment Advisory Contracts
	1.	Investment Advisory Agreement with SSgA Funds Management, Inc., dated May 1, 2001, as amended	Post-Effective Amendment #86 (12/20/04)
	2.	Investment Sub-Advisory Agreement with The Tuckerman Group LLC dated September 1, 2001	Post-Effective Amendment #86 (12/20/04)
	4.	Amendment No. 3 to the Investment Advisory Agreement	Post-Effective Amendment #92 (10/17/05)
	5.	Investment Advisory Fee Waiver and Reimbursement Contract	Exhibit D5
	6.	Amendment No. 4 to the Investment Advisor Agreement	Post-Effective Amendment #97 (08/15/07)
	7.	Letter agreement adding the Core Edge Equity Fund to the Investment Advisory Agreement	Post-Effective Amendment #97 (08/15/07)
	8.	Fee Waiver and Reimbursement Agreement related to Core Edge Equity Fund	Post-Effective Amendment #97 (08/15/07)

e.	Underwriting Contracts
	1	Distribution Agreement with State Street Global Markets LLC dated March 1, 2001, as amended (the “Distribution Agreement”)	Post-Effective Amendment #86 (12/20/04)
	2.	Form of Shareholder Servicing Agreement with addenda relating to Class T and Class R Shares	Post-Effective Amendment #86 (12/20/04)
	3.	Form of Selected Broker Agreement with addenda relating to Class T and Class R Shares	Post-Effective Amendment #86 (12/20/04)
	4.	Shareholder Servicing Agreement by and between SSgA Funds and State Street Bank and Trust Company	Post-Effective Amendment #42 (12/24/97)
	5.	Shareholder Servicing Agreement by and between SSgA Funds and State Street Capital Markets LLC	Post-Effective Amendment #39 (12/27/96) Post-Effective Amendment #63 (10/1/01)
	6.	Shareholder Servicing Agreement by and between SSgA Funds and State Street Bank and Trust Company, Fiduciary Investor Services	Post-Effective Amendment #39 (12/27/96)
	7.	Shareholder Servicing Agreement by and between SSgA Funds and State Street Bank and Trust Company	Post-Effective Amendment #42 (12/24/97)
	8.	Shareholder Servicing Agreement by and between SSgA Funds and Citistreet LLC	Post-Effective Amendment #63 (10/1/01)
	9.	Shareholder Servicing Agreement by and between SSgA Funds and State Street Bank and Trust Company, High Net Worth Services Division	Post-Effective Amendment #63 (10/1/01)

	10.	Form of Shareholder Servicing and Distribution addenda relating to Select Class	Post-Effective Amendment #93 (11/29/05)
	11.	Distribution Fee Waiver Contract	Exhibit E11
	12.	Letter agreement adding the Core Edge Equity Fund to the Distribution Agreement	Post-Effective Amendment #97 (08/15/07)

f.	Bonus or Profit Sharing Contracts		None

g.	Custodian Agreements
	1.	Custodian Contract with State Street Bank and Trust Company dated April 11, 1988, as amended	Post-Effective Amendment #86 (12/20/04)
	2.	Special Custody Account Agreement relating to Directional Core Equity Fund	Post-Effective Amendment #87 (12/22/04)
	3.	Prime Brokerage Account Agreement relating to Directional Core Equity Fund	Post-Effective Amendment #87 (12/22/04)
	4.	Fee Schedule dated September 2005	Post-Effective Amendment #92 (10/17/05)
	5.	Letter agreement adding the Core Edge Equity Fund to the Custodian Contract	Post-Effective Amendment #97 (08/15/07)
	6.	Schedules to Special Custody Account Agreement and Prime Brokerage Account Agreement relating to the Core Edge Equity Fund	To be filed by amendment

h.	Other Material Contracts
	1.	Administration Agreement with Russell Investment Management Company dated April 12, 1988, as amended	Post-Effective Amendment #86 (12/20/04)
	2.	Securities Lending Authorization Agreement with State Street Bank and Trust Company dated December 17, 1998, as amended	Post-Effective Amendment #86 (12/20/04)
	3.	Master-Feeder Participation Agreement – S&P 500 Index Fund	Post-Effective Amendment #66 (12/28/01)
	4.	Plan of Liquidation and Termination Relating to Intermediate Municipal Bond Fund	Post-Effective Amendment #78 (12/15/03)
	5.	Transfer Agent and Service Agreement dated August 1, 2006 with Boston Financial Data Services Inc.	Post-Effective Amendment #95 (12/18/06)
	6.	Letter agreements adding the Core Edge Equity Fund to the Administration Agreement and Transfer Agent and Service Agreement	Post-Effective Amendment #97 (08/15/07)

i.	Legal Opinion
	1.	Money Market Fund	Post-Effective Amendment #42 (12/24/97)
	2.	US Government Money Market Fund	Post-Effective Amendment #42 (12/24/97)
	3.	S&P 500 Index, S&P Midcap Index, Matrix Equity, International European Index, International Pacific Index and Short Term Government Securities Funds	Post-Effective Amendment #42 (12/24/97)
	4.	Yield Plus and Bond Market Funds	Post-Effective Amendment #42 (12/24/97)
	5.	US Treasury Money Market and Treasury Obligations Funds	Post-Effective Amendment #42 (12/24/97)
	6.	Growth and Income and Intermediate Funds	Post-Effective Amendment #42 (12/24/97)
	7.	Emerging Markets and Prime Money Market Funds	Post-Effective Amendment #42 (12/24/97)
	8.	Tax Free Money Market Funds	Post-Effective Amendment #42 (12/24/97)
	9.	Real Estate Equity Fund	Post-Effective Amendment #42 (12/24/97)
	10.	SSgA Life Solutions Growth, Balanced and Income and Growth Funds	Post-Effective Amendment #41 (6/2/97)
	11.	Special, International Growth Opportunities and High Yield Bond Funds	Post-Effective Amendment #45 (4/28/98)
	12.	Aggressive Equity Fund	Post-Effective Amendment #47 (9/1/98)

	13.	IAM SHARES Fund	Post-Effective Amendment #51 (5/28/99)
	14.	Intermediate Municipal Bond Fund	Post-Effective Amendment #56 (5/31/00)
	15.	Large Cap Value and Large Cap Growth Opportunities Funds	Post-Effective Amendment #75 (7/11/03)
	16.	Directional Core Equity Fund	Post-Effective Amendment #87 (12/22/04)
	17.	Enhanced Small Cap Fund	Post-Effective Amendment #88 (12/29/04)
	18.	Select Class Shares	Post-Effective Amendment #93 (11/29/05)
	19.	Core Edge Equity Fund	Post-Effective Amendment #97 (08/15/07)

j.	Other Opinions: Consent of Independent Registered Public Accountant		Exhibit J

k.	Omitted Financial Statements		None

l.	Initial Capital Agreements
	1.	Money Market Fund	Post-Effective Amendment #42 (12/24/97)
	2.	US Government Money Market Fund	Post-Effective Amendment #42 (12/24/97)
	3.	Government Securities, Index, Midcap Index, Matrix, European Index and Pacific Index Funds	Post-Effective Amendment #42 (12/24/97)
	4.	Yield Plus and Bond Market Funds	Post-Effective Amendment #42 (12/24/97)
	5.	US Treasury Money Market and Treasury Obligations Funds	Post-Effective Amendment #42 (12/24/97)
	6.	Growth and Income and Intermediate Funds	Post-Effective Amendment #42 (12/24/97)
	7.	Emerging Markets and Prime Money Market Funds	Post-Effective Amendment #42 (12/24/97)
	8.	Tax Free Money Market Fund	Post-Effective Amendment #42 (12/24/97)
	9.	Active International Fund	Post-Effective Amendment #42 (12/24/97)
	10.	Life Solutions Growth, Balanced and Income and Growth Funds	Post-Effective Amendment #41 (6/2/97)
	11.	Special, International Growth Opportunities and High Yield Bond Funds	Post-Effective Amendment #45 (4/28/98)
	12.	Aggressive Equity Fund	Post-Effective Amendment #47 (9/1/98)
	13.	IAM SHARES Fund	Post-Effective Amendment #51 (5/28/99)
	14.	Intermediate Municipal Bond Fund	Post-Effective Amendment #56 (5/31/00)
	15.	MSCI EAFE Index Fund	Post-Effective Amendment #63 (10/1/01)
	16.	Large Cap Value and Large Cap Growth Opportunities Funds	Post-Effective Amendment #77 (8/25/03)
	17.	Class R Shares	Post-Effective Amendment #77 (8/25/03)
	18.	Directional Core Equity Fund	Post-Effective Amendment #92 (10/17/05)
	19.	Enhanced Small Cap Fund	Post-Effective Amendment #92 (10/17/05)
	20.	Select Class Shares	Post-Effective Amendment #93 (11/29/05)
	21.	Core Edge Equity Fund	Post-Effective Amendment #97 (08/15/07)

m.	Rule 12b-1 Plan
	1.	Plan of Distribution Pursuant to Rule 12b-1 dated January 8, 1992 and Restated as of April 9, 2002, as amended	Post-Effective Amendment #86 (12/20/04)
	2.	Plan of Distribution Pursuant to Rule 12b-1 dated April 8, 2003 (Class R Shares)	Post-Effective Amendment #77 (8/25/03)
	3.	Plan of Distribution Pursuant to Rule 12b-1 (Select Class Shares)	Post-Effective Amendment #93 (11/29/05)
	4.	Letter agreement adding the Core Edge Equity Fund to the Plan of Distribution Pursuant to Rule 12b-1	Post-Effective Amendment #97 (08/15/07)

n.	Rule 18f-3 Plan
	1.	Multiple Class Plan Pursuant to Rule 18f-3	Post-Effective Amendment #77 (8/25/03)
	2.	Amendment to Multiple Class Plan Relating to Select Class Shares	Post-Effective Amendment #93 (11/29/05)

o.	Reserved

p.	Code of Ethics
	1.	Relating to the Registrant	Post-Effective Amendment #69 (12/27/02)
	2.	Relating to the Principal Executive and Senior Financial Officers	Post-Effective Amendment #78 (12/15/03)
	3.	Relating to the Principal Underwriter	Exhibit P3
	4.	Relating to the Administrator	Exhibit P4
	5.	Relating to the Investment Advisor	Post-Effective Amendment #93 (11/29/05)
	6.	Relating to the Master Funds	Post-Effective Amendment #86 (12/20/04)

Item 24. Persons Controlled by or Under Common Control with Registrant

None

Item 25. Indemnification

Indemnification is provided to officers and Trustees of the Registrant pursuant to Section 6.4 of Article VI of Registrant’s First Amended and Restated Master Trust Agreement, which reads as follows:

“Section 6.4  Indemnification of Trustees, Officers, etc. The Trust shall indemnify (from the assets of the Sub-Trust or Sub-Trusts in question) each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise [hereinafter referred to as “Covered Person”]) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise with which such person may be or may have been threatened, while in office or thereafter, or by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (such conduct referred to hereafter as “Disabling Conduct”). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Expenses, including accountants’ and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Sub-Trust in question in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Sub-Trust in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.”

The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Investment Advisory Agreement or on the part of the Adviser, or for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Adviser shall not be subject to liability to the Registrant or to any shareholder of the Registrant for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

The Distribution Agreements provide that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the Distribution Agreement, the Distributor, its officers, directors and any controlling person (within the meaning of Section 15 of the 1933 Act) (“Distributor”) shall be indemnified by the Registrant from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which Distributor may incur under the 1933 Act or under common law or otherwise arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement, Prospectus or Statement of Additional Information or arising out of or based upon any alleged omission to state a material fact required to be stated in said documents or necessary to make the statements not misleading.

Registrant provides the following undertaking:

“Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Item 26. Business and Other Connections of Investment Adviser.

See Registrant’s prospectus section “Management of the Fund” and the Statement of Additional Information sections “Management of the Fund” and “Investment Advisory and Other Services”.

Item 27.                                                       Principal Underwriters

(a)                                  Investment Companies (other than SSgA funds) for which SSGM acts as principal underwriter:

streetTRACKS:

streetTRACKS DJ Wilshire Total Market ETF

streetTRACKS DJ Wilshire Large Cap ETF

streetTRACKS DJ Wilshire Large Cap Growth ETF

streetTRACKS DJ Wilshire Large Cap Value ETF

streetTRACKS DJ Wilshire Mid Cap ETF

streetTRACKS DJ Wilshire Mid Cap Growth ETF

streetTRACKS DJ Wilshire Mid Cap Value ETF

streetTRACKS DJ Wilshire Small Cap ETF

streetTRACKS DJ Wilshire Small Cap Growth ETF

streetTRACKS DJ Wilshire Small Cap Value ETF

streetTRACKS DJ Global Titans ETF

streetTRACKS DJ Wilshire REIT ETF

streetTRACKS KBW Bank ETF

streetTRACKS KBW Capital Markets ETF

streetTRACKS KBW Insurance ETF

streetTRACKS Morgan Stanley Technology ETF

streetTRACKS DJ Wilshire International Real Estate ETF

streetTRACKS Dow Jones EURO STOXX 50 ETF

streetTRACKS Dow Jones STOXX 50 ETF

streetTRACKS Macquarie Global Infrastructure 100 ETF

streetTRACKS MSCI ACWI (ex US) ETF

streetTRACKS Russell/Nomura Small Cap Japan ETF

SPDR Biotech ETF

SPDR Homebuilders ETF

SPDR Metals & Mining ETF

SPDR Oil & Gas Equipment & Services ETF

SPDR Oil & Gas Exploration & Production ETF

SPDR Pharmaceuticals ETF

SPDR Retail ETF

SPDR Semiconductor ETC

 SPDR Dividend ETF

(b)                                 The directors and officers of State Street Global Markets LLC, their principal business address, and positions and offices with the Registrant and State Street Global Markets are set forth below:

NAME AND PRINCIPAL BUSINESS ADDRESS*	POSITION AND OFFICES WITH UNDERWRITER	POSITION WITH REGISTRANT

F. Charles Hindmarsh	President and CEO	None
One Lincoln Street
Boston, MA 02111

Nicholas J. Bonn	CFO/FINOP	None
One Lincoln Street
Boston, MA 02111

Vincent Manzi	Chief Compliance Officer	None
One Lincoln Street
Boston, MA 02111

Alfred Menis	Principal/SROP and CROP	None
One Lincoln Street
Boston, MA 02111

Howard Fairweather	Director	None
4 Parsons Street
Newburyport, MA 01950

Simon Wilson-Taylor	Director	None
One Lincoln Street
Boston, MA 02111

Stanley Shelton	Director	None
One Lincoln Street
Boston, MA 02111

Stefan Gavell	Director	None
One Lincoln Street
Boston, MA 02111

R. Bryan Woodard	Board Secretary	None
One Lincoln Street
Boston, MA 02111

James Caccivio	Director	None
One Lincoln Street
Boston, MA 02111

Peter Leahy	Director	None
One Lincoln Street
Boston, MA 02111

(c)

1. Name of Principal Underwriter	2. Net Underwriting Discounts and Commissions	3. Compensation and Redemption and Repurchase	4. Brokerage Commissions	5. Other Compensation
SSGM	6,284,295.28

Item 28.                               Location of Accounts and Records

The Registrant’s Administrator, Russell Investment Management Company, 909 A Street, Tacoma, Washington  98402, will maintain the physical possession of the books and records required by subsection (b)(4) of Rule 31a-1 under the Investment Company Act of 1940. All other accounts, books and documents required by Rule 31a-1 are maintained in the physical possession of Registrant’s (i) investment adviser, SSgA Funds Management, Inc., One Lincoln Street, Boston, Massachusetts 02111; or 32nd Floor, Two Exchange Square, 8 Connaught Place, Central Hong Kong, China; or 21 St. James Square, London SW1Y 4SS, England, or (ii) transfer agent, Boston Financial Data Services, Inc., 2000 Crown Colony Drive, Quincy, MA 02169; or (iii) Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110; 1776 Heritage Drive, North Quincy, Massachusetts  02171; and 200 Newport Avenue, Josiah Quincy Building JQ5S, North Quincy, MA  02171.

Item 29.                               Management Services

Not applicable.

Item 30.                               Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, the SSgA Funds, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 97 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston, and Commonwealth of Massachusetts, on the 18th day of December, 2007.

By:	/s/ Lynn L. Anderson
Lynn L. Anderson, Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities as indicated on December 18, 2007.

Signature	Title

/s/ Lynn L. Anderson	Chairman of the Board
Lynn L. Anderson

/s/ Peter G. Leahy	Trustee
Peter G. Leahy

/s/ Steven J. Mastrovich	Trustee
Steven J. Mastrovich

/s/ William L. Marshall	Trustee
William L. Marshall

/s/ Patrick J. Riley	Trustee
Patrick J. Riley

/s/ Richard D. Shirk	Trustee
Richard D. Shirk

/s/ Bruce D. Taber	Trustee
Bruce D. Taber

/s/ Henry W. Todd	Trustee
Henry W. Todd

/s/ Mark E. Swanson	Treasurer and Principal Financial Officer
Mark E. Swanson

/s/ James Ross	President and Principal Executive Officer
James Ross

SIGNATURES

                This Registration Statement contains certain disclosures regarding the State Street Equity 500 Index Portfolio (the “Portfolio”), a series of State Street Master Funds (the “Trust”).  The Trust has, subject to the next following sentence, duly caused this Registration Statement on Form N-1A of SSgA Funds (the “Registrant”) to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Boston and the Commonwealth of Massachusetts on December 18, 2007.  The Trust is executing this Registration Statement only in respect of the disclosures contained herein specifically describing the Trust and the Portfolio, and hereby disclaims any responsibility or liability as to any other disclosures in this Registration Statement.

STATE STREET MASTER FUNDS

By:	/s/James E. Ross
James E. Ross*
President, State Street Master Funds

                This Registration Statement on Form N-1A of the Registrant has been signed below by the following persons, solely in the capacities indicated and subject to the next following sentence, on December 18, 2007.  Each of the following persons is signing this Registration Statement only in respect of the disclosures contained herein specifically describing the Trust and the Portfolio, and hereby disclaims any responsibility or liability as to any other disclosures in this Registration Statement.

	Signature	Title

	/s/James E. Ross	Trustee and President (Principal Executive
	James E. Ross*	Officer), State Street Master Funds

	/s/Gary L. French	Treasurer (Principal Accounting Officer), State
	Gary L. French*	Street Master Funds

	/s/William L. Boyan	Trustee, State Street Master Funds
William L. Boyan*

	/s/Michael F. Hollnad	Trustee, State Street Master Funds
Michael F. Holland*

	/s/Rina K. Spence	Trustee, State Street Master Funds
Rina K. Spence*

	/s/Douglas T. Williams	Trustee, State Street Master Funds
Douglas T. Williams*

*By:	/s/Tim Walsh
Tim Walsh
as Attorney-in-Fact pursuant to Powers of Attorney

EXHIBIT INDEX

NAME OF EXHIBIT	EXHIBIT #

Advisor Waiver Letter	Exhibit D5
Distributor Waiver Letter	Exhibit E11
Other Opinions: Consent of Independent Registered Public Accountant	Exhibit J
Code of Ethics Relating to the Principal Underwriter	Exhibit P3
Code of Ethics Relating to the Administrator	Exhibit P4